      As filed with the Securities and Exchange Commission on May 2, 2011


                                                      Registration No. 333-70850
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 24


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 167


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
 (formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:


     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



     [X]  on May 2, 2011, pursuant to paragraph (b) of Rule 485


     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  On ,________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                               [JOHN HANCOCK LOGO]

                             the future is yours (R)


--------------------------------------------------------------------------------

                   Venture III(R) Variable Annuity Prospectus

                           PREVIOUSLY ISSUED CONTRACTS
--------------------------------------------------------------------------------

                                   May 2, 2011



This Prospectus describes interests in VENTURE III(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III(R) Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.



Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.



                                                                                           JOHN HANCOCK VARIABLE INSURANCE
JOHN HANCOCK VARIABLE INSURANCE TRUST       JOHN HANCOCK VARIABLE INSURANCE TRUST          TRUST
500 Index Trust(1)                          Disciplined Diversification Trust              Natural Resources Trust
Active Bond Trust(1)                        Equity-Income Trust(5)                         Optimized All Cap Trust(1)
All Cap Core Trust(1)                       Financial Services Trust                       Optimized Value Trust(1)
All Cap Value Trust(1)                      Franklin Templeton Founding Allocation Trust   Real Estate Securities Trust
American Asset Allocation Trust             Fundamental Value Trust                        Real Return Bond Trust(1)
American Blue Chip Income and Growth        Global Trust(1)                                Science & Technology Trust
Trust(1)                                    Global Bond Trust                              Short Term Government Income Trust
American Bond Trust                         Health Sciences Trust                          Small Cap Growth Trust
American Fundamental Holdings Trust         High Yield Trust(3,4)                          Small Cap Index Trust(1)
American Global Diversification Trust       International Core Trust                       Small Cap Opportunities Trust
American Global Growth Trust                International Equity Index Trust A(1)          Small Cap Value Trust
American Global Small Capitalization Trust  International Opportunities Trust              Small Company Value Trust
American Growth Trust                       International Small Company Trust              Smaller Company Growth Trust
American Growth-Income Trust                International Value Trust(5)                   Strategic Income Opportunities
American High-Income Bond Trust             Investment Quality Bond Trust                  Trust(1,2)
American International Trust                Large Cap Trust(1)                             Total Bond Market Trust A
American New World Trust                    Lifestyle Aggressive Trust                     Total Return Trust
Blue Chip Growth Trust                      Lifestyle Balanced Trust                       Total Stock Market Index Trust(1)
Capital Appreciation Trust                  Lifestyle Conservative Trust                   Ultra Short-Term Bond Trust
Capital Appreciation Value Trust            Lifestyle Growth Trust                         Utilities Trust(1)
Core Allocation Trust                       Lifestyle Moderate Trust                       Value Trust
Core Allocation Plus Trust                  Mid Cap Index Trust(1)
Core Balanced Trust                         Mid Cap Stock Trust                            BLACKROCK VARIABLE
Core Bond Trust(1)                          Mid Value Trust(1)                             SERIES FUNDS, INC.(6)
Core Disciplined Diversification            Money Market Trust                             BlackRock Basic Value V. I. Fund
Core Fundamental Holdings                                                                  BlackRock Value Opportunities V.
Core Global Diversification                                                                I. Fund
Core Strategy Trust                                                                        BlackRock Global Allocation V. I.
                                                                                           Fund

                                                                                           PIMCO VARIABLE INSURANCE TRUST
                                                                                           PIMCO VIT All Asset Portfolio



(1)  Not available with Venture III(R) Contracts issued on or after May 1, 2006.

(2)  Successor to "Strategic Bond Trust."


(3)  Successor to "U.S. High Yield Bond Trust."


(4)  Successor to "High Income Trust."


(5)  Successor to "Large Cap Value Trust."




(6) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)           JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES                                 JOHN HANCOCK ANNUITIES
SERVICE CENTER             MAILING ADDRESS             SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive        Post Office Box 9505        164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815  Portsmouth, NH 03802-9505   Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(800) 344-1029             www.jhannuities.com         (800) 551-2078              www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY......................................................  1
II. OVERVIEW.....................................................  5
III. FEE TABLES..................................................  9
  EXAMPLES.......................................................  11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  20
  THE COMPANIES..................................................  20
  THE SEPARATE ACCOUNTS..........................................  20
  THE PORTFOLIOS.................................................  21
  VOTING INTEREST................................................  33
V. DESCRIPTION OF THE CONTRACT...................................  34
  ELIGIBLE PLANS.................................................  34
     Eligibility Restrictions....................................  34
  ACCUMULATION PERIOD PROVISIONS.................................  34
     Purchase Payments...........................................  34
     Accumulation Units..........................................  35
     Value of Accumulation Units.................................  35
     Net Investment Factor.......................................  36
     Transfers Among Investment Options..........................  36
     Maximum Number of Investment Options........................  37
     Telephone and Electronic Transactions.......................  37
     Special Transfer Services - Dollar Cost Averaging Program...  38
     Special Transfer Services - Asset Rebalancing Program.......  38
     Withdrawals.................................................  39
     Signature Guarantee Requirements for Surrenders and
     Withdrawals.................................................  40
     Special Withdrawal Services - The Income Plan...............  40
     Special Withdrawal Services - The Income Made Easy Program..  40
     Optional Guaranteed Minimum Withdrawal Benefits.............  40
     Death Benefit During the Accumulation Period................  41
     Optional Enhanced Death Benefits............................  42
  PAY-OUT PERIOD PROVISIONS......................................  43
     General.....................................................  43
     Annuity Options.............................................  44
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  47
     Annuity Units and the Determination of
     Subsequent Variable Annuity Payments........................  47
     Transfers During Pay-out Period.............................  48
     Death Benefit During Pay-out Period.........................  48
     Optional Guaranteed Minimum Income Benefits.................  48
  OTHER CONTRACT PROVISIONS......................................  48
     Right to Review.............................................  48
     Ownership...................................................  49
     Annuitant...................................................  49
     Beneficiary.................................................  50
     Spouse......................................................  50
     Modification................................................  50
     Misstatement and Proof of Age, Sex or Survival..............  50
  FIXED INVESTMENT OPTIONS.......................................  50
VI. CHARGES AND DEDUCTIONS.......................................  52
  WITHDRAWAL CHARGES.............................................  52
     Waiver of Applicable Withdrawal Charge......................  53
  ASSET-BASED CHARGES............................................  53
     Administration Fee..........................................  53
     Distribution Fee............................................  53
     Mortality and Expense Risks Fee.............................  53
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  54
  PREMIUM TAXES..................................................  55
VII. FEDERAL TAX MATTERS.........................................  56
  INTRODUCTION...................................................  56
  OUR TAX STATUS.................................................  56
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  56
  NONQUALIFIED CONTRACTS.........................................  57
     Undistributed Gains.........................................  57
     Taxation of Annuity Payments................................  58
     Surrenders, Withdrawals and Death Benefits..................  58
     Taxation of Death Benefit Proceeds..........................  58
     Penalty Tax on Premature Distributions......................  59
     Puerto Rico Nonqualified Contracts..........................  59
     Diversification Requirements................................  59
  QUALIFIED CONTRACTS............................................  60
     Required Minimum Distributions..............................  60
     Penalty Tax on Premature Distributions......................  61
     Rollovers and Transfers.....................................  61
     Section 403(b) Qualified Plans..............................  63
     Loans.......................................................  63
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  63
     Designated Roth Accounts within Qualified Plans.............  63
  SEE YOUR OWN TAX ADVISOR.......................................  63
VIII. GENERAL MATTERS............................................  64
  ASSET ALLOCATION SERVICES......................................  64
  DISTRIBUTION OF CONTRACTS......................................  64
     Standard Compensation.......................................  64
     Revenue Sharing and Additional Compensation.................  64
     Differential Compensation...................................  65
  TRANSACTION CONFIRMATIONS......................................  65
  REINSURANCE ARRANGEMENTS.......................................  66
  STATEMENTS OF ADDITIONAL INFORMATION...........................  66
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED
MINIMUM WITHDRAWAL BENEFITS......................................  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES.......................  U-1

                        (Page intentionally left blank.)

                                   I. Glossary


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, attains age 95.



ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: "Optional Enhanced Death Benefit Riders."


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.


ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.



COMPANY: John Hancock USA or John Hancock New York, as applicable.


CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.


CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.



CONTRACT DATE: The date of issue of the Contract.



CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.



CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This prospectus that describes interests in the Contracts.



PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may have elected for an additional charge.



SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A separate division of the applicable Separate Account.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview


This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information ("SAI") for more detailed information.



We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means amounts in a Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.


This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, "purchase" means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture III(R) Variable Annuity Contract on or after April 4, 2009.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

----------------------------------------------------------------
        MINIMUM INITIAL                 MINIMUM ADDITIONAL
        PURCHASE PAYMENT                 PURCHASE PAYMENT
----------------------------------------------------------------
            $10,000                            $30
----------------------------------------------------------------




WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?


Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.


VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.


You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."



The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract - Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See "VI. Charges and Deductions - Withdrawal Charges"). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). A withdrawal may also be subject to income tax and a 10% penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit; and
       -  Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);
       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection; and
       -  Principal Returns.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit ("GMWB") Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Program - offered by John Hancock USA
       -  Guaranteed Retirement Income Program - offered by John Hancock New
          York



WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

       -  withdrawals (including surrenders and systematic withdrawals);

       -  payment of any death benefit proceeds;
       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



A CONTRACT PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS. PURCHASERS OF CONTRACTS FOR USE WITH ANY RETIREMENT PLAN SHOULD CONSULT THEIR LEGAL COUNSEL AND A QUALIFIED TAX ADVISOR. WE PROVIDE ADDITIONAL INFORMATION ON TAXES IN THE "VII. FEDERAL TAX MATTERS." WE MAKE NO ATTEMPT TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT USE OF THE CONTRACT WITH THE VARIOUS TYPES OF RETIREMENT PLANS.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.



WILL I RECEIVE A TRANSACTION CONFIRMATION?



We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III(R) Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)


WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year                                 6%
Second Year                                5%
Third Year                                 4%
Thereafter                                 0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                                $0




                   (1) State premium taxes may also apply to
                       your Contract, which currently range
                       from 0.04% to 4.00% of each Purchase
                       Payment (See "VI. Charges and
                       Deductions -  Premium Taxes").

                   (2) The charge is taken on a first-in,
                       first-out basis within the specified
                       period of years measured from the date
                       of payment.
                   (3) This fee is not currently assessed
                       against transfers. We reserve the
                       right to impose a charge in the future
                       for transfers in excess of 12 per
                       year. The amount of this fee will not
                       exceed the lesser of $25 or 2% of the
                       amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



-------------------------------------------------------------------------------------------------
                                                         JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
-------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE                                             $0                    $0
-------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES(1)

Mortality and Expense Risks Fee(2)                             1.25%                1.25%
Distribution Fee                                               0.25%                0.25%
Administration Fee - asset based                               0.15%                0.15%
                                                               -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(1)                      1.65%                1.65%
(With No Optional Riders Reflected)
-------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee(3)                   0.20%                0.20%
Optional Guaranteed Earnings Multiplier Benefit Fee            0.20%             not offered
                                                               -----             -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         2.05%                1.85%
(With Annual Step-Up Death Benefit and Guaranteed
  Earnings Multiplier fee reflected, as applicable)
-------------------------------------------------------------------------------------------------

FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Income Programs(1)
(as a percentage of Income Base)
  Guaranteed Retirement Income Program I                    not offered             0.30%
  Guaranteed Retirement Income Program II                      0.45%                0.45%
  Guaranteed Retirement Income Program III                     0.50%             not offered
Optional Triple Protection Death Benefit(4)                    0.50%             not offered
(as a percentage of Triple Protection Death Benefit)

-------------------------------------------------------------------------------------------------



 (1) A daily charge reflected as a percentage of the Variable Investment
     Options.
 (2) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
 (3) The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.
 (4) Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.


----------------------------------------------------------------------------------------------

OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

----------------------------------------------------------------------------------------------



                                                                              INCOME PLUS
                                    INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                        INCOME      FOR LIFE -       FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                       PLUS FOR      JOINT LIFE     (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                         LIFE      (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                        (ANNUAL      UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                        STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(1)
                      REVIEW)(1)    New York)(1)      outside   New York)(1)    outside    (issued in  New York)(1)
                                                   New York)(1)              New York)(1) New York)(1)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee             1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee             0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%
--------------------------------------------------------------------------------------------------------------------------------



                     INCOME PLUS FOR INCOME PLUS FOR
                     LIFE-JOINT LIFE LIFE-JOINT LIFE PRINCIPAL PLUS FOR
                          12.08           12.08           LIFE PLUS       PRINCIPAL PLUS FOR  PRINCIPAL PLUS FOR PRINCIPAL
                     (issued outside    (issued in    AUTOMATIC ANNUAL        LIFE PLUS             LIFE(4)       PLUS(5)
                       New York)(1)    New York)(1)      STEP-UP(2)     SPOUSAL PROTECTION(3)
--------------------------------------------------------------------------------------------------------------------------
 Maximum Fee               1.20%           1.20%            1.20%                1.20%               0.75%          0.75%
 Current Fee               0.85%           0.80%            0.70%                0.65%               0.40%          0.30%
--------------------------------------------------------------------------------------------------------------------------
                      PRINCIPAL
                     RETURNS(6)

-------------------------------
 Maximum Fee            0.95%
 Current Fee            0.50%
-------------------------------


 (1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

     For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

 (6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM(1)    Maximum
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.73%        1.61%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.53%        1.61%
2002
---------------------------------------------------------------------------------




    (1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Series I Portfolio shares for certain Variable Investment Options available under those Contracts.


EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED AFTER MAY 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 1. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,025     $1,824     $2,470     $5,134
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  477     $1,457     $2,470     $5,134
period:
--------------------------------------------------------------------------------------



EXAMPLE 2. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,023     $1,810     $2,436     $5,016
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  474     $1,443     $2,436     $5,016
period:
--------------------------------------------------------------------------------------

EXAMPLE 3. Maximum Fund operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $976      $1,670     $2,195     $4,529
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $427      $1,299     $2,195     $4,529
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED PRIOR TO MAY 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 4. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $994      $1,725     $2,287     $4,697
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $447      $1,357     $2,287     $4,697
period:
--------------------------------------------------------------------------------------



EXAMPLE 5. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $968      $1,648     $2,156     $4,450
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $421      $1,278     $2,156     $4,450
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH NO OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 6. Minimum Portfolio operating expenses - John Hancock USA Contract with no optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $797      $1,135     $1,273     $2,714
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $242      $  744     $1,273     $2,714
period:
--------------------------------------------------------------------------------------




JOHN HANCOCK USA VENTURE III(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST. The next two examples apply to Venture III(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 7 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 7. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-issued optional Riders (issued before May 13, 2002)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $963      $1,636     $2,137     $4,425
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $416      $1,265     $2,137     $4,425
period:
--------------------------------------------------------------------------------------



The eighth example also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 8. Minimum Fund operating expenses - John Hancock USA Contract with no optional Riders (issued before May 13, 2002)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $777      $1,075     $1,167     $2,502
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $221      $  681     $1,167     $2,502
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFITS. Example 9 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 10 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 9. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,025     $1,824     $2,470     $5,134
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  477     $1,457     $2,470     $5,134
period:
--------------------------------------------------------------------------------------



EXAMPLE 10. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,023     $1,810     $2,436     $5,016
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  474     $1,443     $2,436     $5,016
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH PREVIOUSLY-OFFERED OPTIONAL BENEFITS. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 11. Maximum Portfolio operating expenses - John Hancock New York Contract with previously-offered optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $931      $1,539     $1,973     $4,125
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $381      $1,164     $1,973     $4,125
period:
--------------------------------------------------------------------------------------



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH NO OPTIONAL BENEFITS The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXAMPLE 12. Minimum Portfolio operating expenses - John Hancock New York Contract with no optional Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $796      $1,133     $1,268     $2,704
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $241      $  741     $1,268     $2,704
period:
--------------------------------------------------------------------------------------




THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).



THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/                           AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES               MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
500 INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.46%        0.05%      0.02%        -- --          0.53%         0.00%       0.53%
------------------------------------------------------------------------------------------------------------------
Series II                  0.46%        0.25%      0.02%        -- --          0.73%         0.00%       0.73%
------------------------------------------------------------------------------------------------------------------

ACTIVE BOND
------------------------------------------------------------------------------------------------------------------
Series I                   0.60%        0.05%      0.04%        -- --          0.69%         0.00%       0.69%
------------------------------------------------------------------------------------------------------------------
Series II                  0.60%        0.25%      0.04%        -- --          0.89%         0.00%       0.89%
------------------------------------------------------------------------------------------------------------------

ALL CAP CORE
------------------------------------------------------------------------------------------------------------------
Series I                   0.78%        0.05%      0.03%        0.01%          0.87%         0.00%       0.87%
------------------------------------------------------------------------------------------------------------------
Series II                  0.78%        0.25%      0.03%        0.01%          1.07%         0.00%       1.07%
------------------------------------------------------------------------------------------------------------------

ALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
Series I                 0.79%(2)       0.05%      0.05%        -- --          0.89%         0.00%       0.89%
------------------------------------------------------------------------------------------------------------------
Series II                0.79%(2)       0.25%      0.05%        -- --          1.09%         0.00%       1.09%
------------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.30%        0.75%      0.03%        -- --          1.08%         0.00%       1.08%
------------------------------------------------------------------------------------------------------------------

AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.42%        0.75%      0.06%        -- --          1.23%         0.00%       1.23%
------------------------------------------------------------------------------------------------------------------

AMERICAN BOND(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.37%        0.75%      0.03%        -- --          1.15%         0.00%       1.15%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/                           AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES               MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDAMENTAL
  HOLDINGS
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.75%      0.03%        0.37%          1.19%         0.00%       1.19%
------------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.75%      0.03%        0.56%          1.38%         0.00%       1.38%
------------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.53%        0.75%      0.07%        -- --          1.35%         0.00%       1.35%
------------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.71%        0.75%      0.10%        -- --          1.56%         0.00%       1.56%
------------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.32%        0.75%      0.04%        -- --          1.11%         0.00%       1.11%
------------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.27%        0.75%      0.04%        -- --          1.06%         0.00%       1.06%
------------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.46%        0.75%      0.08%        -- --          1.29%         0.00%       1.29%
------------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.49%        0.75%      0.06%        -- --          1.30%         0.00%       1.30%
------------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(3)
------------------------------------------------------------------------------------------------------------------
Series II                  0.74%        0.75%      0.12%        -- --          1.61%         0.00%       1.61%
------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                 0.78%(2)       0.05%      0.03%        -- --          0.86%         0.00%       0.86%
------------------------------------------------------------------------------------------------------------------
Series II                0.78%(2)       0.25%      0.03%        -- --          1.06%         0.00%       1.06%
------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
------------------------------------------------------------------------------------------------------------------
Series I                   0.71%        0.05%      0.03%        -- --          0.79%         0.00%       0.79%
------------------------------------------------------------------------------------------------------------------
Series II                  0.71%        0.25%      0.03%        -- --          0.99%         0.00%       0.99%
------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
------------------------------------------------------------------------------------------------------------------
Series II                  0.93%        0.25%      0.04%        0.04%          1.26%         0.00%       1.26%
------------------------------------------------------------------------------------------------------------------

CORE ALLOCATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.12%        0.79%          1.21%      -0.05%(4)      1.16%
------------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
------------------------------------------------------------------------------------------------------------------
Series II                  0.92%        0.25%      0.07%        -- --          1.24%         0.00%       1.24%
------------------------------------------------------------------------------------------------------------------

CORE BALANCED
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.08%        0.78%          1.16%      -0.01%(4)      1.15%
------------------------------------------------------------------------------------------------------------------

CORE BOND
------------------------------------------------------------------------------------------------------------------
Series II                  0.59%        0.25%      0.04%        0.01%          0.89%         0.00%       0.89%
------------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.08%        0.69%          1.07%      -0.01%(4)      1.06%
------------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.55%      0.06%        0.42%          1.08%      -0.01%(5)      1.07%
------------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.55%      0.05%        0.47%          1.12%         0.00%       1.12%
------------------------------------------------------------------------------------------------------------------

CORE STRATEGY
------------------------------------------------------------------------------------------------------------------
Series II                  0.05%        0.25%      0.03%        0.49%          0.82%         0.00%       0.82%
------------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.73%        0.25%      0.14%        -- --          1.12%         0.00%       1.12%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/                           AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES               MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
EQUITY-INCOME
------------------------------------------------------------------------------------------------------------------
Series I                 0.78%(2)       0.05%      0.03%        0.01%          0.87%         0.00%       0.87%
------------------------------------------------------------------------------------------------------------------
Series II                0.78%(2)       0.25%      0.03%        0.01%          1.07%         0.00%       1.07%
------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
------------------------------------------------------------------------------------------------------------------
Series I                   0.82%        0.05%      0.06%        -- --          0.93%         0.00%       0.93%
------------------------------------------------------------------------------------------------------------------
Series II                  0.82%        0.25%      0.06%        -- --          1.13%         0.00%       1.13%
------------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.03%        0.92%          1.24%         0.00%       1.24%
------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   0.76%        0.05%      0.04%        -- --          0.85%         0.00%       0.85%
------------------------------------------------------------------------------------------------------------------
Series II                  0.76%        0.25%      0.04%        -- --          1.05%         0.00%       1.05%
------------------------------------------------------------------------------------------------------------------

GLOBAL
------------------------------------------------------------------------------------------------------------------
Series I                   0.81%        0.05%      0.10%        -- --          0.96%      -0.02%(6)      0.94%
------------------------------------------------------------------------------------------------------------------
Series II                  0.81%        0.25%      0.10%        -- --          1.16%      -0.02%(6)      1.14%
------------------------------------------------------------------------------------------------------------------

GLOBAL BOND
------------------------------------------------------------------------------------------------------------------
Series I                   0.70%        0.05%      0.08%        -- --          0.83%         0.00%       0.83%
------------------------------------------------------------------------------------------------------------------
Series II                  0.70%        0.25%      0.08%        -- --          1.03%         0.00%       1.03%
------------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
------------------------------------------------------------------------------------------------------------------
Series I                   1.05%        0.05%      0.07%        -- --          1.17%         0.00%       1.17%
------------------------------------------------------------------------------------------------------------------
Series II                  1.05%        0.25%      0.07%        -- --          1.37%         0.00%       1.37%
------------------------------------------------------------------------------------------------------------------

HIGH YIELD
------------------------------------------------------------------------------------------------------------------
Series I                   0.66%        0.05%      0.04%        -- --          0.75%         0.00%       0.75%
------------------------------------------------------------------------------------------------------------------
Series II                  0.66%        0.25%      0.04%        -- --          0.95%         0.00%       0.95%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL CORE
------------------------------------------------------------------------------------------------------------------
Series I                   0.89%        0.05%      0.13%        -- --          1.07%         0.00%       1.07%
------------------------------------------------------------------------------------------------------------------
Series II                  0.89%        0.25%      0.13%        -- --          1.27%         0.00%       1.27%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
------------------------------------------------------------------------------------------------------------------
Series I                   0.53%        0.05%      0.04%        -- --          0.62%         0.00%       0.62%
------------------------------------------------------------------------------------------------------------------
Series II                  0.53%        0.25%      0.04%        -- --          0.82%         0.00%       0.82%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
Series II                  0.88%        0.25%      0.08%        -- --          1.21%         0.00%       1.21%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY
------------------------------------------------------------------------------------------------------------------
Series I                 0.95%(2)       0.05%      0.14%        -- --          1.14%         0.00%       1.14%
------------------------------------------------------------------------------------------------------------------
Series II                0.95%(2)       0.25%      0.14%        -- --          1.34%         0.00%       1.34%
------------------------------------------------------------------------------------------------------------------

INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------
Series I                 0.80%(2)       0.05%      0.13%        -- --          0.98%      -0.01%(6)      0.97%
------------------------------------------------------------------------------------------------------------------
Series II                0.80%(2)       0.25%      0.13%        -- --          1.18%      -0.01%(6)      1.17%
------------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
------------------------------------------------------------------------------------------------------------------
Series I                   0.59%        0.05%      0.05%        -- --          0.69%         0.00%       0.69%
------------------------------------------------------------------------------------------------------------------
Series II                  0.59%        0.25%      0.05%        -- --          0.89%         0.00%       0.89%
------------------------------------------------------------------------------------------------------------------

LARGE CAP
------------------------------------------------------------------------------------------------------------------
Series I                   0.76%        0.05%      0.03%        -- --          0.84%         0.00%       0.84%
------------------------------------------------------------------------------------------------------------------
Series II                  0.76%        0.25%      0.03%        -- --          1.04%         0.00%       1.04%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.03%        0.86%          0.98%         0.00%       0.98%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.03%        0.86%          1.18%         0.00%       1.18%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/                           AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES               MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
LIFESTYLE BALANCED
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%        0.70%          0.81%         0.00%       0.81%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%        0.70%          1.01%         0.00%       1.01%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%        0.66%          0.77%         0.00%       0.77%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%        0.66%          0.97%         0.00%       0.97%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%        0.71%          0.82%         0.00%       0.82%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%        0.71%          1.02%         0.00%       1.02%
------------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
------------------------------------------------------------------------------------------------------------------
Series I                   0.04%        0.05%      0.02%        0.68%          0.79%         0.00%       0.79%
------------------------------------------------------------------------------------------------------------------
Series II                  0.04%        0.25%      0.02%        0.68%          0.99%         0.00%       0.99%
------------------------------------------------------------------------------------------------------------------

MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.47%        0.05%      0.02%        0.02%          0.56%         0.00%       0.56%
------------------------------------------------------------------------------------------------------------------
Series II                  0.47%        0.25%      0.02%        0.02%          0.76%         0.00%       0.76%
------------------------------------------------------------------------------------------------------------------

MID CAP STOCK
------------------------------------------------------------------------------------------------------------------
Series I                   0.84%        0.05%      0.04%        -- --          0.93%         0.00%       0.93%
------------------------------------------------------------------------------------------------------------------
Series II                  0.84%        0.25%      0.04%        -- --          1.13%         0.00%       1.13%
------------------------------------------------------------------------------------------------------------------

MID VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   0.95%        0.05%      0.05%        0.02%          1.07%         0.00%       1.07%
------------------------------------------------------------------------------------------------------------------
Series II                  0.95%        0.25%      0.05%        0.02%          1.27%         0.00%       1.27%
------------------------------------------------------------------------------------------------------------------

MONEY MARKET
------------------------------------------------------------------------------------------------------------------
Series I                   0.47%        0.05%      0.03%        -- --          0.55%         0.00%       0.55%
------------------------------------------------------------------------------------------------------------------
Series II                  0.47%        0.25%      0.03%        -- --          0.75%         0.00%       0.75%
------------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
------------------------------------------------------------------------------------------------------------------
Series II                  1.00%        0.25%      0.03%        -- --          1.28%         0.00%       1.28%
------------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
------------------------------------------------------------------------------------------------------------------
Series II                  0.68%        0.25%      0.03%        -- --          0.96%         0.00%       0.96%
------------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
------------------------------------------------------------------------------------------------------------------
Series II                  0.69%        0.25%      0.04%        -- --          0.98%         0.00%       0.98%
------------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
------------------------------------------------------------------------------------------------------------------
Series I                   0.70%        0.05%      0.03%        -- --          0.78%         0.00%       0.78%
------------------------------------------------------------------------------------------------------------------
Series II                  0.70%        0.25%      0.03%        -- --          0.98%         0.00%       0.98%
------------------------------------------------------------------------------------------------------------------

REAL RETURN BOND
------------------------------------------------------------------------------------------------------------------
Series II                  0.69%        0.25%      0.07%        -- --          1.01%         0.00%       1.01%
------------------------------------------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
Series I                   1.05%        0.05%      0.06%        0.02%          1.18%         0.00%       1.18%
------------------------------------------------------------------------------------------------------------------
Series II                  1.05%        0.25%      0.06%        0.02%          1.38%         0.00%       1.38%
------------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
------------------------------------------------------------------------------------------------------------------
Series I                   0.56%        0.05%      0.07%        -- --          0.68%         0.00%       0.68%
------------------------------------------------------------------------------------------------------------------
Series II                  0.56%        0.25%      0.07%        -- --          0.88%         0.00%       0.88%
------------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                   1.06%        0.05%      0.04%        -- --          1.15%         0.00%       1.15%
------------------------------------------------------------------------------------------------------------------
Series II                  1.06%        0.25%      0.04%        -- --          1.35%         0.00%       1.35%
------------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.48%        0.05%      0.02%        0.08%          0.63%         0.00%       0.63%
------------------------------------------------------------------------------------------------------------------
Series II                  0.48%        0.25%      0.02%        0.08%          0.83%         0.00%       0.83%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/                           AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES               MANAGEMENT FEE (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
SMALL CAP
  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
Series I                   1.00%        0.05%      0.05%        0.07%          1.17%      -0.08%(6)      1.09%
------------------------------------------------------------------------------------------------------------------
Series II                  1.00%        0.25%      0.05%        0.07%          1.37%      -0.08%(6)      1.29%
------------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
Series II                  1.06%        0.25%      0.04%        0.19%          1.54%         0.00%       1.54%
------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   1.03%        0.05%      0.05%        0.21%          1.34%         0.00%       1.34%
------------------------------------------------------------------------------------------------------------------
Series II                  1.03%        0.25%      0.05%        0.21%          1.54%         0.00%       1.54%
------------------------------------------------------------------------------------------------------------------

SMALLER COMPANY
  GROWTH
------------------------------------------------------------------------------------------------------------------
Series I                   1.06%        0.05%      0.05%        -- --          1.16%      -0.12%(6)      1.04%
------------------------------------------------------------------------------------------------------------------
Series II                  1.06%        0.25%      0.05%        -- --          1.36%      -0.12%(6)      1.24%
------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
Series I                 0.67%(2)       0.05%      0.09%        0.05%          0.86%         0.00%       0.86%
------------------------------------------------------------------------------------------------------------------
Series II                0.67%(2)       0.25%      0.09%        0.05%          1.06%         0.00%       1.06%
------------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
------------------------------------------------------------------------------------------------------------------
Series II                  0.47%        0.25%      0.02%        -- --          0.74%         0.00%       0.74%
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN
------------------------------------------------------------------------------------------------------------------
Series I                   0.68%        0.05%      0.04%        -- --          0.77%         0.00%       0.77%
------------------------------------------------------------------------------------------------------------------
Series II                  0.68%        0.25%      0.04%        -- --          0.97%         0.00%       0.97%
------------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
------------------------------------------------------------------------------------------------------------------
Series I                   0.49%        0.05%      0.03%        -- --          0.57%         0.00%       0.57%
------------------------------------------------------------------------------------------------------------------
Series II                  0.49%        0.25%      0.03%        -- --          0.77%         0.00%       0.77%
------------------------------------------------------------------------------------------------------------------

ULTRA SHORT TERM
  BOND
------------------------------------------------------------------------------------------------------------------
Series II(7)               0.55%        0.25%      0.08%        -- --          0.88%         0.00%       0.88%
------------------------------------------------------------------------------------------------------------------

UTILITIES
------------------------------------------------------------------------------------------------------------------
Series I                   0.83%        0.05%      0.07%        -- --          0.95%         0.00%       0.95%
------------------------------------------------------------------------------------------------------------------
Series II                  0.83%        0.25%      0.07%        -- --          1.15%         0.00%       1.15%
------------------------------------------------------------------------------------------------------------------

VALUE
------------------------------------------------------------------------------------------------------------------
Series I                   0.74%        0.05%      0.04%        -- --          0.83%         0.00%       0.83%
------------------------------------------------------------------------------------------------------------------
Series II                  0.74%        0.25%      0.04%        -- --          1.03%         0.00%       1.03%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/                           AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES               MANAGEMENT FEE (12B-1) FEES EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES FUNDS,
  INC.:
------------------------------------------------------------------------------------------------------------------
BlackRock Basic
  Value V.I. Fund          0.60%        0.15%      0.07%        -- --          0.82%         0.00%       0.82%
------------------------------------------------------------------------------------------------------------------
BlackRock Global
  Allocation V.I.
  Fund                     0.65%        0.15%      0.06%        0.02%        0.88%(8)        0.00%       0.88%
------------------------------------------------------------------------------------------------------------------
BlackRock Value
  Opportunities V.I.
  Fund                     0.75%        0.15%      0.09%        0.01%        1.00%(8)        0.00%       1.00%
------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
------------------------------------------------------------------------------------------------------------------
VIT All Asset
  Portfolio(11)            0.43%        0.25%      0.20%      0.66%(9)         1.54%(10,11) -0.03%(12)   1.51%
------------------------------------------------------------------------------------------------------------------






 (1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.



 (2) The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

 (3) The table reflects the combined fees of the feeder fund and the master fund.



 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (6) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (7) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.



 (8) The "Total Annual Operating Expenses" do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.



 (9) Acquired Portfolio Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio's most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio's use of such investments as an investment strategy.



(10) "Total Annual Operating Expenses" excluding interest expense of the Underlying PIMCO Portfolios is 1.53% for the Class M Shares.



(11) "Total Annual Operating Expenses" do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.





(12) PIMCO has contractually agreed, through May 1, 2012, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees, that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.




We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

       -  the John Hancock Variable Insurance Trust; or

       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may increase a Portfolio's transaction Costs or otherwise affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



Funds of Funds and Master-Feeder Funds


Each of the John Hancock Variable Insurance Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund of funds" that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Variable Insurance Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHVIT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHVIT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.



The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.


Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR

A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").





CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund(SM),  which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income And Growth         Seeks to produce income exceeding the average
     Trust                                        yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in equity securities of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which invests at least 65% of its net
                                                  assets in investment-grade debt securities and
                                                  up to 35% of its net assets in lower rated
                                                  debt securities.

     American Global Growth Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks
                                                  of companies located around the world that
                                                  have potential for growth.

     American Global Small Capitalization         Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Small
                                                  Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around
                                                  the world.

     American Growth Trust                        Seeks to provide growth of capital. To do
                                                  this, the Portfolio invests all of its assets
                                                  in Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Growth Fund,
                                                  which invests primarily in common stocks of
                                                  companies that offer superior opportunities
                                                  for growth of capital.

     American Growth-Income Trust                 Seeks long-term growth of capital and income.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Growth-
                                                  Income Fund, which invests primarily in common
                                                  stocks or other securities that demonstrate
                                                  the potential for appreciation and/or
                                                  dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks
                                                  of companies located outside the U.S. that
                                                  have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series New
                                                  World Fund(R), which invests primarily in
                                                  stocks of companies with significant exposure
                                                  to countries with developing economies and/or
                                                  markets that have potential of providing
                                                  capital appreciation.

DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.

DECLARATION MANAGEMENT & RESEARCH LLC AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE
ASSET MANAGEMENT (US) LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     Real Estate Securities Trust (2)             Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of real
                                                  estate investment trusts ("REITs") and real
                                                  estate companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

     International Small Company Trust            Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primary invest in a broad and diverse group of
                                                  equity securities of foreign small companies
                                                  of developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS") (3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.

FRANKLIN MUTUAL ADVISERS, LLC

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND JOHN HANCOCK ASSET
MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED (4)
     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in small cap equity securities.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.

INVESCO ADVISERS, INC.(5)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk.  To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Core Allocation Plus
                                                  Trust. The Portfolio is a fund of funds and is
                                                  also authorized to invest in other underlying
                                                  portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (CONTINUED)

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Balanced Trust. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Disciplined
                                                  Diversification Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHVIT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Short Term Government Income Trust           Seeks a high level of current income
                                                  consistent with preservation of capital.
                                                  Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. The Portfolio's normal
                                                  effective duration is no more than 3 years.

     Strategic Income Opportunities Trust         Seeks a high level of current income. To do
     (successor to Strategic Bond Trust)          this, the Portfolio invests primarily in
                                                  foreign government and corporate debt
                                                  securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds.

     Ultra Short Term Bond Trust                  Seeks a high level of current income
                                                  consistent with the maintenance of liquidity
                                                  and the preservation of capital.  To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified portfolio of domestic,
                                                  investment grade debt securities. Note:  The
                                                  Ultra Short Term Bond Portfolio is not a money
                                                  market fund.  Although the Portfolio seeks to
                                                  preserve the principal value of your
                                                  investment, the Portfolio's value fluctuates,
                                                  and it is possible to lose money by investing
                                                  in this Investment Option.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
AMERICA) LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(7)

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
                                                  return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P Midcap 400(R)
                                                  Index(7) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments. Note:  Although the Money
                                                  Market Portfolio seeks to preserve the
                                                  principal value of your investment, it is
                                                  possible to lose money by investing in this
                                                  Investment Option.  For example, the Money
                                                  Market Portfolio could lose money if a
                                                  security purchased by the Portfolio is
                                                  downgraded, and the Portfolio must sell the
                                                  security at less than the original cost of the
                                                  security.  Also, the returns of the Money
                                                  Market Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(8) and securities that as a group
                                                  will behave in a manner similar to the Index.

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED
     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  portfolios of the American Funds Insurance
                                                  Series(R): Bond Fund, Growth Fund, Growth-
                                                  Income Fund, and International Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in six other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in five other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund of funds and is also authorized to invest
                                                  in other underlying portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund of funds and invests
                                                  approximately 100% of its assets in portfolios
                                                  which invest primarily in equity securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 50% of its assets in portfolios
                                                  that invest primarily in equity securities,
                                                  and approximately 50% in portfolios which
                                                  invest primarily in fixed-income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 80% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities, and approximately 20% in
                                                  portfolios which invest primarily in equity
                                                  securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  is a fund of funds and invests approximately
                                                  70% of its assets in portfolios which invest
                                                  primarily in equity securities, and
                                                  approximately 30% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio is a
                                                  fund of funds and invests approximately 60% of
                                                  its assets in portfolios which invest
                                                  primarily in fixed-income securities, and
                                                  approximately 40% of its assets in portfolios
                                                  which invest primarily in equity securities.

LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.

MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and foreign
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its net assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.

QS INVESTORS, LLC(9)
     All Cap Core Trust                           Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000(R)(6) Index.
                                                  These securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(10), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(11)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.

T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust (successor to Large      Seeks to provide substantial dividend income
     Cap Value Trust)                             and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in companies with market
                                                  capitalizations that are within the S&P Midcap
                                                  400(R) Index(7) or the Russell Midcap(R) Value
                                                  Index(6).

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.

TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(12)                Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 85% of its net
                                                  assets in foreign (non-U.S.) equity
                                                  securities.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.

WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.

WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust (13) (successor to "High    Seeks to realize an above-average total return
     Income Trust" and to "U.S. High Yield        over a market cycle of three to five years,
     Bond Trust")                                 consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.




                    BLACKROCK VARIABLE SERIES FUNDS, INC.(14)
 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.




BLACKROCK INVESTMENT MANAGEMENT, LLC
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.




                         PIMCO VARIABLE INSURANCE TRUST


    We show the Portfolio's manager in bold above the name of the Portfolio.




PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management.




 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.



 (5) Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.



 (6) "Russell 3000(R)", "Russell 2000(R)", "Russell 1000(R)" and "Russell Midcap(R) Value(') are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000(R) Index ranged from $5 million to $425.9 billion, Russell 2000(R) Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000(R) Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap(R)Value(') Index ranged from $310 million to $19.0 billion.



 (7) "Standard & Poor's(R)," "S&P 500(R)," and "S&P Midcap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500(R) Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P Midcap 400(R) Index ranged from $703 million to $9.9 billion.



 (8) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $431 billion.



 (9) Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. as the subadviser to the All Cap Core Trust.



(10) "MSCI All Country World Excluding USA Index(SM") is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalization range of the Index was from $466 million to $275.1 billion.



(11) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



(12) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(13) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.



(14) Not available to Contracts issued on or after January 28, 2002.



VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.





If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:


       - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and


       - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.





Please see "VII. Federal Tax Matters - Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.



ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.



BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix
C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).


We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ACCUMULATION PERIOD PROVISIONS


Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchased a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we accept only a Purchase Payment intended to qualify as a "rollover contribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.



John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


       - You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We impose limits on the minimum amount of Additional Purchase Payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.


       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;


       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or


       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:


       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

       - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.



We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.



Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.




Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:


       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Money Market Investment Option even if the Contract Owner reaches the two transfer per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options"), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.



Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.



When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."



We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.



There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently do not enforce these Contract minimum restrictions for Contracts that have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for Contracts that we issue in the future.



We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;


       - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or


       -  the SEC, by order, so permits for the protection of security holders.



Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract

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 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
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with an optional benefit Rider, we will permit you to continue the existing
Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).



Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.


Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


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--------------------------------------------------------------------------------

 You may make Systematic "Income Plan" withdrawals.

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Death Benefit During the Accumulation Period

The Contracts described in this Prospectus provide for distribution of a death benefit if the Owner dies before the Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:
       -  the Contract Value; or
       -  the Minimum Death Benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").


MINIMUM DEATH BENEFIT. We determine the minimum death benefit as follows: minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.


We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.


We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.



PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for

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 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
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





a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:
       -  The Beneficiary will become the Owner.
       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

       -  We will waive withdrawal charges for all future distributions.

       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.



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




ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.



GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.



TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.



When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary


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 You have a choice of several different ways of receiving annuity payments from
 us.

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----------
(*) We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").


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

       - the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.



We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years.



United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.


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ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.


Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its ''Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option

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provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       -  the Guaranteed Withdrawal Amount on the Annuity Commencement Date as
          provided by the Rider that you purchased with your Contract; or
       -  the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


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If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;
       B equals the dollar amount requested to be paid out as part of the commutation;
       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.


FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.


We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.


Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment

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

Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.


OTHER CONTRACT PROVISIONS

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.



No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under sections 408 or 408A of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable.



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 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
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 You had a right to cancel your Contract within the permitted time.

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If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older would have been cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period. We would have, however, permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


       - An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.


       - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

       - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


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 You own the Contract.
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 The Annuitant is either you or someone you designate.
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On the death of the Annuitant prior to the Annuity Commencement Date, the co-
Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.



If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.




Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and


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 The Beneficiary is the person you designate to receive the death benefit if you die.
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we may, in the future, make Fixed Investment Options available under the
Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.



If you purchased a John Hancock USA Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. You may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a John Hancock USA Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other "free withdrawal amounts," described below or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:


       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.



Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.



Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.



                                WITHDRAWAL CHARGE


                           (as% of Purchase Payments)


First Year      6%
Second Year     5%
Third Year      4%
Thereafter      0%



The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)
For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:
       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in Good Order, no later than 90 days after discharge.


An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY TAX (SEE "VII. FEDERAL TAX MATTERS"). YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR BEFORE REQUESTING THE WAIVER.


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.



Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Distribution Fee
A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)


We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may have issued Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts and certificates have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.

                    (2) We pay premium tax upon receipt of Purchase Payment.


                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.


When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.


Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange is tax free if certain requirements were satisfied. If the exchange was tax free, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not have exceeded your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchanged part of an existing contract for the Contract, and within 12 months of the exchange you received a payment (e.g., you made a withdrawal) from either contract, the exchange may not have been treated as a tax-free exchange. Rather, the exchange may have been treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract would be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you made a withdrawal from either contract within 12 months after the exchange.


Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


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After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:


       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


       - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or


       - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.


Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or

       - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS

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ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).


You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.


QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts were also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Required Minimum Distributions
Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a

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benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;


       - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.



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You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code.


Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).


In lieu of taking a distribution from your plan (including a section 457(b) government deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.


Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.




If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.





We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you converted a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instructed us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may have instructed us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instructed us to withhold for taxes when converting an existing Contract to a Roth IRA, we treated any amount we withheld as a withdrawal from your Contract, which could have resulted in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.


The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion

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is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract was sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.


In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.




Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



Designated Roth Accounts within Qualified Plans


The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.



SEE YOUR OWN TAX ADVISOR



The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.



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                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sold you a Contract typically received a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers were also paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


TRANSACTION CONFIRMATIONS





We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1



Financial Statements


The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          1                  $55,000              $5,000(1)              $50,000                 6%                  $3,000
----------------------------------------------------------------------------------------------------------------------------------
          2                  50,500               5,000(2)               45,500                  5%                   2,275
----------------------------------------------------------------------------------------------------------------------------------
          3                  35,000               5,000(3)               45,000                  4%                   1,200
----------------------------------------------------------------------------------------------------------------------------------
          4                  70,000               20,000(4)              50,000                  0%                     0

----------------------------------------------------------------------------------------------------------------------------------


 (1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
 (2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
 (3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.


EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.


The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
      $65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   5%                   100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


 (1) For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.


--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
    (SEP-IRAS)      employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities."
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R.-10" or "Keogh,"
  PLANS (H.R.-10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture III(R) Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

       1.  ANNUAL STEP-UP DEATH BENEFIT
       2. GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON
       3.  TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
       WASHINGTON


ANNUAL STEP-UP DEATH BENEFIT



If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.



Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step-Up Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)



The Annual Step-Up Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.



We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.



TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.



THE CONTINUATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.


GUARANTEED EARNINGS MULTIPLIER
(Not available in New York and Washington)


If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.



The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.



If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.


We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, the Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.



For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner's death will be treated as a Purchased Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.



TERMINATION OF THE GUARANTEED EARNINGS MULTIPLIER. The Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.




TRIPLE PROTECTION DEATH BENEFIT
(Not available in New York or Washington)


If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2004 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.


Under this benefit, if the Owner dies before the Contract's date of maturity, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:
       -  the Contract Value;

       -  the Return of Purchase Payments Death Benefit Factor;


       -  the Annual Step-Up Death Benefit Factor; or

       -  the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.


ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.



EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).



RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.



ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.


GRADED DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:


     (1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:


-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(1)
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------



                (1) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.



     (2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.



The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.



THE TRIPLE PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP-UP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.



WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.



The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase, potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.



DETERMINATION AND DISTRIBUTION OF THE TRIPLE PROTECTION DEATH BENEFIT. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.


       - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.


       - In determining other elements of the death benefit calculation (described above as the Return of Purchase Payments Death Benefit Factor, the Annual Step Death Benefit Factor, and the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.


INVESTMENT OPTIONS


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer of allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.



At the current time, there are no additional Investment Option restrictions imposed on the Triple Protection Death Benefit Rider.



TERMINATION OF THE TRIPLE PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

       -  the date the Contract terminates;
       -  the Maturity Date; or

       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.



DETERMINATION OF THE TRIPLE PROTECTION DEATH BENEFIT FEE. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.



If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER
IF YOU PURCHASED ANY OF THESE OPTIONAL GMWB RIDERS, YOU WILL PAY THE CHARGE SHOWN IN THE FEE TABLES FOR THAT BENEFIT AS LONG AS IT IS IN EFFECT. THESE RIDERS WERE NOT AVAILABLE AT ALL TIMES WE OFFERED A CONTRACT, NOR WERE THEY AVAILABLE IN ALL STATES. WHERE THEY WERE AVAILABLE, WE ONLY PERMITTED ONE GMWB RIDER TO BE PURCHASED PER CONTRACT. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.



EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.


JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.


For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.


Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;

       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with

       -  the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.




Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.


YOU COULD ONLY PURCHASE A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AT THE TIME YOU PURCHASED A CONTRACT. ONCE YOU ELECTED A RIDER AND THE RIGHT TO CANCEL YOUR CONTRACT PERIOD EXPIRED (SEE "OTHER CONTRACT PROVISION - RIGHT TO REVIEW" IN "V. DESCRIPTION OF THE CONTRACT"), YOU WERE NO LONGER ABLE TO REVOKE THIS OPTIONAL BENEFIT. WE OFFERED THESE OPTIONAL BENEFIT RIDERS ONLY WHERE APPROVED BY STATE INSURANCE REGULATORY AGENCIES.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life - Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the

"Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.


FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.


If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.


Restrictions on Additional Purchase Payments


Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.



PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:


       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS (NOT APPLICABLE TO PRINCIPAL PLUS, WHICH APPLIES NONQUALIFIED CONTRACT LIMITS TO QUALIFIED CONTRACTS). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;


       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but


       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.


You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

       (b) in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see "Restricted Model Allocations" below).


Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.


You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period Provisions - Withdrawals." We


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITABLE FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust

       -  Total Bond Market Trust A


       -  Ultra Short Term Bond Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.


RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust

       - Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.



None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:


-----------------------------------------------------------------------
  MODEL
 ALLOCA-
  TION
  NAME    MODEL ALLOCATION PERCENTAGE            PORTFOLIO NAME
-----------------------------------------------------------------------
AMERICAN
  GLOBAL
  DIVER-
  SIFI-
  CATION               50%              American Global Growth Trust
(not
avail-
able
after
April
30,
2009)                  20%              American Bond Trust
                       15%              American Global Small
                       10%              Capitalization Trust
                        5%              American High-Income Bond Trust
                                        American New World Trust
-----------------------------------------------------------------------

FUNDA-
  MENTAL
  HOLD-
  INGS
  OF
  AMER-
  ICA                  35%              American Bond Trust
(not
  avail-
  able
  after
  April
  30,
  2009)                25%              American Growth-Income Trust
                       25%              American Growth Trust
                       15%              American International Trust
-----------------------------------------------------------------------

GLOBAL
  BAL-
  ANCED                30%              Fundamental Value Trust
(not
  avail-
  able
  after
  April
  30,
  2007)                25%              American International Trust
                       25%              Global Allocation Trust
                       20%              Global Bond Trust
-----------------------------------------------------------------------

BLUE
  CHIP
  BAL-
  ANCED                40%              Investment Quality Bond Trust
(not
  avail-
  able
  after
  April
  30,
  2007)                30%              American Growth Trust
                       30%              American Growth-Income Trust
-----------------------------------------------------------------------

VALUE
  STRAT-
  EGY                  30%              Fundamental Value Trust
(not
  avail-
  able
  after
  Febru-
  ary
  10,
  2006)                30%              Equity-Income Trust
                       20%              Active Bond Trust
                       20%              Strategic Bond Trust
-----------------------------------------------------------------------

GROWTH
  BLEND                40%              Blue Chip Growth Trust
(not
  avail-
  able
  after
  Febru-
  ary
  10,
  2006)                20%              American Growth-Income Trust
                       20%              Active Bond Trust
                       20%              Strategic Bond Trust
-----------------------------------------------------------------------

CORE
  HOLD-
  INGS
  OF
  AMER-
  ICA                  35%              Active Bond Trust
(not
  avail-
  able
  after
  August
  1,
  2005)                25%              American Growth Trust
                       25%              American Growth-Income Trust
                       15%              American International Trust
-----------------------------------------------------------------------

CORE
  SOLU-
  TION                 34%              Strategic Income Trust
(not
  avail-
  able
  after
  April
  30,
  2005)                33%              Blue Chip Growth Trust
                       33%              Equity-Income Trust
-----------------------------------------------------------------------

VALUE
  BLEND                40%              Equity-Income Trust
(not
  avail-
  able
  after
  April
  30,
  2005)                20%              American Growth Trust
                       20%              Active Bond Trust
                       20%              Strategic Bond Trust
-----------------------------------------------------------------------

GLOBAL                 30%              International Value Trust
(not
  avail-
  able
  after
  April
  30,
  2005)                30%              Global Bond Trust
                       20%              American Growth-Income Trust
                       20%              Blue Chip Growth Trust
-----------------------------------------------------------------------









A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.


CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.


We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.


Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

OVERVIEW. Each of our GMWB Riders permit you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.


Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.


Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can preauthorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.


Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is effect.

Income Made Easy withdrawals, like other withdrawals:

       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;

       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:


       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or


       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or


       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre- 59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.


SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.


During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").


When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:

       -  Income Plus For Life 12.08 - 5%


       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)


Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

       - (for Income Plus For Life - Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.


We determine the initial Lifetime Income Amount by multiplying:

       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by

       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).


The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:


       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.


       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.


       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.


Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)


If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.


The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.


The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.


We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a

Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


Withdrawals, Distributions and Settlements

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract").We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWALS. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).


The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.


The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income

Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.


WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.


ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:

            -  the date of a Purchase Payment that we applied to the Benefit
               Base,

            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

            -  For Contracts issued in New York, the Bonus will be equal to:

                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.


       - At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,350 (5% x $107,000).


       - At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,700 (5% x $114,000).



Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.


       - At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.


       - At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% x $112,350).


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:

       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.


Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase

Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4(th) Contract Year. The Target Amount is the greater of:

       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.


The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.


STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% x $125,000).



In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.


Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."


If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest

Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.


EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.


Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.


EXCESS WITHDRAWALS. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).


For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).


We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.


Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the

Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.


CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:

            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;


            -  6% for Riders purchased before January 17, 2008 or in New York.

       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or


            - the Contract Anniversary on or next following the date the Covered Person attains age 69.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.


The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.



We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWALS. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:


       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).


We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the

Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

            -  the Withdrawal Amount ; divided by


            -  the Contract Value before the withdrawal.


We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
1.  Not the Covered       -  may continue if the Beneficiary elects to continue
    Person and the           the Contract within the time we permit under our
    Beneficiary is the       administrative rules. We will automatically increase
    deceased Owner's         the Benefit Base to equal the initial death benefit
    spouse                   we determine, if the death benefit is greater than
                             the Benefit Base prior to our determination. We will
                             also recalculate the Lifetime Income Amount to equal
                             5% of the recalculated Benefit Base and will assess
                             the Rider fee based on the recalculated Benefit
                             Base.
                          -  enters its Settlement Phase if a subsequent
                             withdrawal would deplete the Contract Value to zero,
                             and the remaining Lifetime Income Amount for the
                             year of withdrawal is still greater than zero.
                          -  continues to be eligible for any remaining Credits
                             and Step-Ups, and a Target Amount adjustment, but we
                             will change the date we determine and apply these
                             benefits to future anniversaries of the date we
                             determine the initial death benefit. We will permit
                             the spouse to opt out of an increase in the Benefit
                             Base, if any, to reflect the initial death benefit
                             and any future Step-Ups if we increase the rate of
                             the Income Plus For Life (Annual Step-Up Review) fee
                             at that time.

---------------------------------------------------------------------------------

2.  Not the Covered       -  may continue in the same manner as 1.
    Person and the        -  enters its Settlement Phase if a subsequent
    Beneficiary is not       withdrawal would deplete the Contract Value to zero,
    the deceased             and the remaining Lifetime Income Amount for the
    Owner's spouse           year of withdrawal is still greater than zero.
                          -  does not continue to be eligible for any Credits and
                             Step-Ups, or a Target Amount adjustment. We will
                             permit the Beneficiary to opt out of an increase in
                             the Benefit Base, if any, to reflect the initial
                             death benefit if we increase the rate of the Income
                             Plus For Life (Annual Step-Up Review) fee at that
                             time.

---------------------------------------------------------------------------------

3.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is the
    deceased Owner's
    spouse

---------------------------------------------------------------------------------

4.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is not
    the deceased
    Owner's spouse

---------------------------------------------------------------------------------



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (see "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."


The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your

Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.

       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:


       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.


In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

       -  in the case of the Lifetime Income Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


CREDITS. The Riders provide the following Credit features:

       -  Credit Rate - 5%.

       -  initial Credit Period

            -  (for Principal Plus) - the first 5 Contract Years.


            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.


            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.


       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise


       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.


       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.


       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.


Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30(th) Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).


Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.


If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal.


For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or

       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.


We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."


This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.


Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS RIDER

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.


The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:


       -  8% of the Benefit Base immediately after the Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).


ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

       -  the amount of your initial Purchase Payments, up to $5 million; or

       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.


Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.


If you qualify, we will determine an Accumulation Benefit on your 10(th) Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value

(up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.


Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.


Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.


We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.


Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or

       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.

       John Hancock USA
       Guaranteed Retirement Income Program II
       Guaranteed Retirement Income Program III

       John Hancock New York
       Guaranteed Retirement Income Program I
       Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA


AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.


EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary, and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the 10(th) Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base:
The Growth Factor Income Base is equal to (a) less (b), where:

       - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal; and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal; and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.



Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal; and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options" in "V. Description of the Contract").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Program III                   0.50%
------------------------------------------------------------------

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.


TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.


QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.



Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.


In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the 10(th) Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base (Guaranteed Retirement Income Program II only). The Growth Factor Income Base is equal to (a) less (b), where:


       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and



       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.


Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal; and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal; and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").



Life Annuity with a 10-Year Period Certain.



Joint and Survivor Life Annuity with a 10-Year Period Certain - (availability may vary by state).



Joint and Survivor Life Annuity with a 20-Year Period Certain - (availability may vary by state).


The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program I                     0.30%
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------



If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.


Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.



In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.


In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:
       -  Venture III(R) Contracts with no optional benefit Riders;
       - Venture III(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
       - Venture III(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
       - Venture III(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.


Please note that fees for the Guaranteed Retirement Income Program II and III, and the Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the Accumulation Unit values.

Venture III Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
             ACCUMULATION UNIT VALUES- VENTURE III VARIABLE ANNUITY


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                 9.193      7.433     12.035     11.664     10.288     10.029      9.247      7.344      9.638     10.191
   Value at End of
      Year                10.361      9.193      7.433     12.035     11.664     10.288     10.029      9.247      7.344      9.638
   Venture III No. of
      Units              156,604    171,085    214,679    258,565    327,902    450,422    577,609    739,839    825,987    193,219
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                11.185      9.048     14.658     14.214     12.543     12.233     11.286      8.967     11.774     12.500
   Value at End of
      Year                12.600     11.185      9.048     14.658     14.214     12.543     12.233     11.286      8.967     11.774
   Venture III No. of
      Units              186,384    201,459    233,325    326,414    447,985    522,464    756,774    907,550    930,640      6,321
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                11.045      8.948     14.517     14.099     12.461     12.171     11.245      8.948     11.766     12.500
   Value at End of
      Year                12.423     11.045      8.948     14.517     14.099     12.461     12.171     11.245      8.948     11.766
   Venture III No. of
      Units               12,478     12,521     15,341     16,044     20,295     22,129     39,466     28,154     30,754      6,321
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                10.998      8.915     14.471     14.061     12.433     12.150     11.231      8.942     11.764     12.500
   Value at End of
      Year                12.365     10.998      8.915     14.471     14.061     12.433     12.150     11.231      8.942     11.764
   Venture III No. of
      Units               26,917     35,163     42,572     54,783     89,326    115,214    154,538    180,277    188,859     75,325
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.920      9.649     15.671     15.214     13.442     13.125     12.131      9.653     11.811         --
   Value at End of
      Year                13.399     11.920      9.649     15.671     15.214     13.442     13.125     12.131      9.653         --
   Venture III No. of
      Units              575,646    620,903    756,838    906,661  1,387,629  1,824,433  2,010,939  1,481,693    448,996         --
   NY Venture III No.
      of Units            93,343     98,790    122,441    148,939    185,284    246,021    282,858    184,130     85,184         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.567     10.178     16.538     16.064     14.200     13.872     12.828     10.213     12.500         --
   Value at End of
      Year                14.120     12.567     10.178     16.538     16.064     14.200     13.872     12.828     10.213         --
   Venture III No. of
      Units              408,089    448,910    494,673    763,379  1,019,553  1,839,123  2,470,054  1,213,117  1,294,117         --
   NY Venture III No.
      of Units            82,125     85,990     73,977    109,086    133,285    177,509    187,769    117,994     58,512         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.423     10.077     16.399     15.953     14.123     13.817     12.796     10.203     12.500         --
   Value at End of
      Year                13.938     12.423     10.077     16.399     15.953     14.123     13.817     12.796     10.203         --
   Venture III No. of
      Units              481,714    514,889    515,067    724,233    885,566  1,032,338  1,066,842    744,387     30,754         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.376     10.043     16.353     15.916     14.097     13.799     12.786     10.200     12.500         --
   Value at End of
      Year                13.878     12.376     10.043     16.353     15.916     14.097     13.799     12.786     10.200         --
   Venture III No. of
      Units               52,205     59,591     61,930     68,722     87,546    183,646    286,279    300,208    195,953         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.289     11.613     18.937     18.459     16.374     16.052     14.896     12.500         --         --
   Value at End of
      Year                15.999     14.289     11.613     18.937     18.459     16.374     16.052     14.896         --         --
   Venture III No. of
      Units               11,482     16,761     17,078     19,423     24,909     28,340     26,872     17,696         --         --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                14.261     11.616     13.201     12.900     12.559     12.500         --         --         --         --
   Value at End of
      Year                15.970     14.261     11.616     13.201     12.900     12.559         --         --         --         --
   Venture III No. of
      Units               73,976     81,973    114,249    148,486    177,361    207,281         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                14.227     11.595     13.184     12.889     12.555     12.500         --         --         --         --
   Value at End of
      Year                15.925     14.227     11.595     13.184     12.889     12.555         --         --         --         --
   Venture III No. of
      Units               67,384     74,517     78,355     99,637    124,784    167,286         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                14.128     11.531     13.131     12.857     12.542     12.500         --         --         --         --
   Value at End of
      Year                15.790     14.128     11.531     13.131     12.857     12.542         --         --         --         --
   Venture III No. of
      Units                  732        725        646      1,629      2,319      4,069         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.095     11.510     13.113     12.846     12.538     12.500         --         --         --         --
   Value at End of
      Year                15.745     14.095     11.510     13.113     12.846     12.538         --         --         --         --
   Venture III No. of
      Units                9,936      9,917     10,541     17,166     26,298     48,888         --         --         --         --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.115     11.537     13.127     12.861     12.546     12.500         --         --         --         --
   Value at End of
      Year                15.787     14.115     11.537     13.127     12.861     12.546         --         --         --         --
   Venture III No. of
      Units            5,758,177  6,694,040  7,098,419 12,232,272 13,884,505 14,310,227         --         --         --         --
   NY Venture III No.
      of Units           428,311    484,964    516,208    926,701    945,205    934,643         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.082     11.515     13.110     12.850     12.542     12.500         --         --         --         --
   Value at End of
      Year                15.742     14.082     11.515     13.110     12.850     12.542         --         --         --         --
   Venture III No. of
      Units              124,051    132,427    145,850    201,457    277,789    419,575         --         --         --         --
   NY Venture III No.
      of Units           665,000    738,700    754,740  1,194,474  1,250,322  1,290,676         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.983     11.452     13.057     12.818     12.529     12.500         --         --         --         --
   Value at End of
      Year                15.609     13.983     11.452     13.057     12.818     12.529         --         --         --         --
   Venture III No. of
      Units            3,621,933  4,088,133  4,274,570  7,213,145  8,286,650  8,618,280         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.951     11.431     13.040     12.807     12.525     12.500         --         --         --         --
   Value at End of
      Year                15.564     13.951     11.431     13.040     12.807     12.525         --         --         --         --
   Venture III No. of
      Units               29,813     35,723     33,449     54,416     67,023     74,129         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                13.853     11.368     12.988     12.775     12.513     12.500         --         --         --         --
   Value at End of
      Year                15.432     13.853     11.368     12.988     12.775     12.513         --         --         --         --
   Venture III No. of
      Units              314,157    317,387    379,267    542,711    585,001    517,554         --         --         --         --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --         --     11.831      8.984     12.173     13.583
   Value at End of
      Year                    --         --         --         --         --         --     12.715     11.831      8.984     12.173
   Venture III No. of
      Units                   --         --         --         --         --         --    264,572    305,049    289,211     95,319
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     10.808      8.212     11.132     12.500
   Value at End of
      Year                    --         --         --         --         --         --     11.610     10.808      8.212     11.132
   Venture III No. of
      Units                   --         --         --         --         --         --    238,429    292,016    263,220      2,666
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     10.769      8.194     11.125     12.500
   Value at End of
      Year                    --         --         --         --         --         --     11.550     10.769      8.194     11.125
   Venture III No. of
      Units                   --         --         --         --         --         --      6,455      8,912      9,420      2,666
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     10.756      8.189     11.122     12.500
   Value at End of
      Year                    --         --         --         --         --         --     11.531     10.756      8.189     11.122
   Venture III No. of
      Units                   --         --         --         --         --         --     93,666    113,266    108,717     29,592
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     12.448      9.474     12.393         --
   Value at End of
      Year                    --         --         --         --         --         --     13.371     12.448      9.474         --
   Venture III No. of
      Units                   --         --         --         --         --         --    554,848    513,252    184,567         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     25,667     19,575     42,198         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     12.545      9.553     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.469     12.545      9.553         --
   Venture III No. of
      Units                   --         --         --         --         --         --    493,991    483,962    276,403         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     76,237     55,954     32,572         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     12.515      9.544     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.416     12.515      9.544         --
   Venture III No. of
      Units                   --         --         --         --         --         --    326,940    247,043      9,420         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.504      9.541     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.398     12.504      9.541         --
   Venture III No. of
      Units                   --         --         --         --         --         --     90,073    103,156     64,297         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     15.698     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     16.794     15.698         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --     15,466     13,943         --         --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                15.375     12.167     20.491     20.293     17.978     16.755     14.643     11.317     15.389     16.429
   Value at End of
      Year                17.095     15.375     12.167     20.491     20.293     17.978     16.755     14.643     11.317     15.389
   Venture III No. of
      Units               11,084     17,050     21,403     22,496     33,421     40,652     54,411     67,904     75,128     11,150
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                11.650      9.224     15.541     15.399     13.649     12.727     11.129      8.605     11.707     12.500
   Value at End of
      Year                12.947     11.650      9.224     15.541     15.399     13.649     12.727     11.129      8.605     11.707
   Venture III No. of
      Units               10,885     11,458     31,234     36,863     59,893     68,812     96,801     97,966    113,181        214
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     15.392     15.274     13.559     12.662     11.088      8.587     11.699     12.500
   Value at End of
      Year                    --         --      9.122     15.392     15.274     13.559     12.662     11.088      8.587     11.699
   Venture III No. of
      Units                   --         --         --         --         --         --         --      2,545        644        214
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.455      9.088     15.343     15.233     13.529     12.640     11.075      8.580     11.697     12.500
   Value at End of
      Year                12.705     11.455      9.088     15.343     15.233     13.529     12.640     11.075      8.580     11.697
   Venture III No. of
      Units                3,401      5,459      5,486      5,603      8,014     55,974     51,222     47,477     24,767      3,148
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.582      9.973     16.830     16.708     14.828     13.843     12.127      9.393     11.157         --
   Value at End of
      Year                13.962     12.582      9.973     16.830     16.708     14.828     13.843     12.127      9.393         --
   Venture III No. of
      Units               39,349     46,792     55,194     72,914     88,982    145,995    161,214    179,382    102,575         --
   NY Venture III No.
      of Units             3,464      3,568      3,666      4,134      4,670      6,072      3,870      2,836      3,755         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.042     11.136     18.802     18.675     16.582     15.489     13.575     10.520     12.500         --
   Value at End of
      Year                15.575     14.042     11.136     18.802     18.675     16.582     15.489     13.575     10.520         --
   Venture III No. of
      Units               37,395     39,206     44,356     53,022     76,288     98,547    186,545    201,009     98,190         --
   NY Venture III No.
      of Units             6,448      6,570      7,368      9,020     28,512     32,954     18,302     17,524      1,371         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.882     11.026     18.643     18.545     16.492     15.427     13.542     10.510     12.500         --
   Value at End of
      Year                15.374     13.882     11.026     18.643     18.545     16.492     15.427     13.542     10.510         --
   Venture III No. of
      Units               10,775     11,722     12,544     21,189     32,565     28,697     66,175     29,866        644         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.829     10.989     18.591     18.503     16.462     15.407     13.531     10.506     12.500         --
   Value at End of
      Year                15.308     13.829     10.989     18.591     18.503     16.462     15.407     13.531     10.506         --
   Venture III No. of
      Units                7,228      7,328      8,217      8,151      8,392     14,319     15,102     21,357      8,464         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.420     12.272     20.792     20.725     18.467     17.309     15.224     12.500         --         --
   Value at End of
      Year                17.044     15.420     12.272     20.792     20.725     18.467     17.309     15.224         --         --
   Venture III No. of
      Units                3,109      3,783      3,852      4,766      6,517      6,049      5,404      1,042         --         --
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --     12.377     21.675     19.667     18.760     17.498     16.700     13.137     17.668     18.852
   Value at End of
      Year                    --     14.742     12.377     21.675     19.667     18.760     17.498     16.700     13.137     17.668
   Venture III No. of
      Units                   --     36,722     48,903     55,334     72,572     89,514    113,838    130,133    151,490     35,124
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --      8.135     14.253     12.939     12.348     11.524     11.004      8.660     11.653     12.500
   Value at End of
      Year                    --      9.684      8.135     14.253     12.939     12.348     11.524     11.004      8.660     11.653
   Venture III No. of
      Units                   --     53,653     77,877     90,346    113,486    145,664    241,172    238,783    251,749      8,374

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --      8.045     14.117     12.834     12.267     11.465     10.964      8.642     11.646     12.500
   Value at End of
      Year                    --      9.563      8.045     14.117     12.834     12.267     11.465     10.964      8.642     11.646
   Venture III No. of
      Units                   --        808        795      1,894      1,915      9,014     10,212     19,114     19,502      8,374
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --      8.015     14.071     12.800     12.240     11.445     10.951      8.636     11.643     12.500
   Value at End of
      Year                    --      9.522      8.015     14.071     12.800     12.240     11.445     10.951      8.636     11.643
   Venture III No. of
      Units                   --     20,752     20,434     22,793     31,673     52,140     64,513     97,820     93,012     27,423
ALL CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --      8.797     15.437     14.035     13.420     12.543     11.993      9.451     11.789         --
   Value at End of
      Year                    --     10.459      8.797     15.437     14.035     13.420     12.543     11.993      9.451         --
   Venture III No. of
      Units                   --    208,245    236,824    323,710    366,344    434,770    462,122    370,909    124,053         --
   NY Venture III No.
      of Units                --     22,403     28,849     33,727     36,804     34,207     36,166     21,602     15,156         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --      9.297     16.322     14.847     14.204     13.282     12.705     10.018     12.500         --
   Value at End of
      Year                    --     11.047      9.297     16.322     14.847     14.204     13.282     12.705     10.018         --
   Venture III No. of
      Units                   --     86,539    108,285    151,984    193,883    297,339    438,693    451,315    228,302         --
   NY Venture III No.
      of Units                --     21,368     22,539     31,034     63,471    127,457    161,605    133,554     28,524         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --      9.204     16.184     14.744     14.126     13.229     12.674     10.009     12.500         --
   Value at End of
      Year                    --     10.921      9.204     16.184     14.744     14.126     13.229     12.674     10.009         --
   Venture III No. of
      Units                   --     55,660     66,213     87,576    131,885    169,488    219,198    128,736      6,015         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --      9.174     16.139     14.710     14.101     13.212     12.664     10.005     12.500         --
   Value at End of
      Year                    --     10.880      9.174     16.139     14.710     14.101     13.212     12.664     10.005         --
   Venture III No. of
      Units                   --     12,473     14,296     16,561     24,967     34,839     78,076    106,067     90,488         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     10.762     18.961     17.309     16.617     15.592     14.968     12.500         --         --
   Value at End of
      Year                    --     12.744     10.762     18.961     17.309     16.617     15.592     14.968         --         --
   Venture III No. of
      Units                   --     12,209     13,988     13,932     14,486     14,715     13,776     10,409         --         --
ALL CAP VALUE TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                14.858     11.931     17.032     15.986     14.291     13.744     12.050      8.854     12.473     12.358
   Value at End of
      Year                17.298     14.858     11.931     17.032     15.986     14.291     13.744     12.050      8.854     12.473
   Venture III No. of
      Units               62,387     63,849     85,247    102,778    133,764    145,087    203,269    301,527    276,456    139,769
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                14.894     11.965     17.090     16.048     14.354     13.811     12.115      8.906     12.553     12.500
   Value at End of
      Year                17.331     14.894     11.965     17.090     16.048     14.354     13.811     12.115      8.906     12.553
   Venture III No. of
      Units               34,349     41,005     48,357     59,248     80,515    124,010    188,315    168,168    164,435      1,015
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                14.707     11.833     16.927     15.919     14.260     13.740     12.071      8.887     12.545     12.500
   Value at End of
      Year                17.087     14.707     11.833     16.927     15.919     14.260     13.740     12.071      8.887     12.545
   Venture III No. of
      Units                1,215      1,219      1,223      2,312      3,429      3,494      5,386      6,173      7,884      1,015
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.645     11.789     16.872     15.876     14.228     13.717     12.057      8.881     12.543     12.500
   Value at End of
      Year                17.007     14.645     11.789     16.872     15.876     14.228     13.717     12.057      8.881     12.543
   Venture III No. of
      Units               22,351     29,477     35,098     37,166     43,047     47,104     66,655     67,745     53,533     12,061
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.693     11.817     16.891     15.895     14.233     13.726     12.051      8.867     11.475         --
   Value at End of
      Year                17.074     14.693     11.817     16.891     15.895     14.233     13.726     12.051      8.867         --
   Venture III No. of
      Units              302,002    342,402    395,827    538,429    813,538    942,064  1,166,096    562,813     81,179         --
   NY Venture III No.
      of Units            44,973     50,414     63,658     69,915     85,380     73,911     54,276     24,782      9,080         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.945     12.830     18.348     17.275     15.476     14.932     13.117      9.656     12.500         --
   Value at End of
      Year                18.519     15.945     12.830     18.348     17.275     15.476     14.932     13.117      9.656         --
   Venture III No. of
      Units               71,719     91,219    102,850    162,389    244,765    381,046    491,188    444,272    194,899         --
   NY Venture III No.
      of Units            49,721     52,967     59,349     80,712    127,680    191,896    207,579    135,616     33,747         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.763     12.703     18.193     17.155     15.392     14.873     13.085      9.647     12.500         --
   Value at End of
      Year                18.281     15.763     12.703     18.193     17.155     15.392     14.873     13.085      9.647         --
   Venture III No. of
      Units              270,349    296,502    339,321    427,136    627,264    679,789    652,985    364,983      7,884         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.703     12.661     18.142     17.116     15.364     14.854     13.074      9.644     12.500         --
   Value at End of
      Year                18.202     15.703     12.661     18.142     17.116     15.364     14.854     13.074      9.644         --
   Venture III No. of
      Units               12,549     14,102     16,257     22,477     32,208     58,565     47,276     55,028     26,380         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                18.101     14.616     20.975     19.818     17.817     17.251     15.207     12.500         --         --
   Value at End of
      Year                20.950     18.101     14.616     20.975     19.818     17.817     17.251     15.207         --         --
   Venture III No. of
      Units               30,928     39,367     40,169     43,257     61,793     73,169     55,207     26,576         --         --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.461      8.628     12.501     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.515     10.461      8.628     12.501         --         --         --         --         --         --
   Venture III No. of
      Units           35,635,676 38,440,013 29,305,892 12,566,264         --         --         --         --         --         --
   NY Venture III No.
      of Units         2,013,429  2,191,688  1,874,834    819,202         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                10.447      8.620     12.497     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.494     10.447      8.620     12.497         --         --         --         --         --         --
   Venture III No. of
      Units              732,623    942,611    334,154    312,172         --         --         --         --         --         --
   NY Venture III No.
      of Units           148,371    161,544     77,825    125,274         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                10.405      8.599     12.484     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.430     10.405      8.599     12.484         --         --         --         --         --         --
   Venture III No. of
      Units           19,746,949 21,351,543 16,411,509  7,583,009         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                10.391      8.591     12.480     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.410     10.391      8.591     12.480         --         --         --         --         --         --
   Venture III No. of
      Units              148,095    162,139    137,818    123,820         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                10.350      8.570     12.468     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.347     10.350      8.570     12.468         --         --         --         --         --         --
   Venture III No. of
      Units               64,621     68,780     31,244     34,518         --         --         --         --         --         --
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.343     12.270     19.726     19.763     17.202     16.395     15.274     12.500         --         --
   Value at End of
      Year                16.866     15.343     12.270     19.726     19.763     17.202     16.395     15.274         --         --
   Venture III No. of
      Units              677,644    792,608    907,856  1,255,606  1,728,301  1,959,140  1,985,698    948,047         --         --
   NY Venture III No.
      of Units            61,573     75,534    123,109    141,988    168,594    169,247    162,561    104,654         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.292     12.235     19.680     19.727     17.180     16.382     15.269     12.500         --         --
   Value at End of
      Year                16.801     15.292     12.235     19.680     19.727     17.180     16.382     15.269         --         --
   Venture III No. of
      Units               99,894    113,193    136,697    156,710    253,365    308,209    388,717    288,812         --         --
   NY Venture III No.
      of Units           102,104     52,401    194,770    243,417    307,120    338,484    320,556    170,467         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.140     12.131     19.543     19.620     17.111     16.341     15.254     12.500         --         --
   Value at End of
      Year                16.609     15.140     12.131     19.543     19.620     17.111     16.341     15.254         --         --
   Venture III No. of
      Units              639,489    724,434    805,378  1,071,162  1,387,279  1,628,742  1,712,912    942,836         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.090     12.097     19.498     19.584     17.089     16.327     15.249     12.500         --         --
   Value at End of
      Year                16.546     15.090     12.097     19.498     19.584     17.089     16.327     15.249         --         --
   Venture III No. of
      Units               13,694     15,392     16,169     20,698     39,434     76,063     87,684     63,220         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.939     11.995     19.362     19.477     17.021     16.287     15.234     12.500         --         --
   Value at End of
      Year                16.357     14.939     11.995     19.362     19.477     17.021     16.287     15.234         --         --
   Venture III No. of
      Units               34,136     39,802     47,914     70,714    110,648    128,693    128,696     72,296         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.824     11.649     13.133     12.994     12.405     12.500         --         --         --         --
   Value at End of
      Year                13.367     12.824     11.649     13.133     12.994     12.405         --         --         --         --
   Venture III No. of
      Units           16,563,387 17,812,583 16,984,638 22,960,621 13,498,163  3,566,287         --         --         --         --
   NY Venture III No.
      of Units         2,405,386  2,511,676  2,426,076  3,467,939  2,379,854    711,816         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.796     11.629     13.117     12.985     12.402     12.500         --         --         --         --
   Value at End of
      Year                13.331     12.796     11.629     13.117     12.985     12.402         --         --         --         --
   Venture III No. of
      Units              153,328    231,659    189,547    164,965     93,666     74,043         --         --         --         --
   NY Venture III No.
      of Units           109,453    116,196     97,090    106,455     66,443     63,355         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.712     11.569     13.070     12.957     12.395     12.500         --         --         --         --
   Value at End of
      Year                13.223     12.712     11.569     13.070     12.957     12.395         --         --         --         --
   Venture III No. of
      Units           10,287,367 11,086,003 10,626,129 14,641,571  9,089,050  2,994,445         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.684     11.550     13.054     12.948     12.392     12.500         --         --         --         --
   Value at End of
      Year                13.187     12.684     11.550     13.054     12.948     12.392         --         --         --         --
   Venture III No. of
      Units               37,539     54,619     64,185     70,053     20,449      6,797         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.600     11.490     13.007     12.921     12.385     12.500         --         --         --         --
   Value at End of
      Year                13.081     12.600     11.490     13.007     12.921     12.385         --         --         --         --
   Venture III No. of
      Units              164,061    176,950    206,878    296,103    244,095     91,751         --         --         --         --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.627      8.528     12.561     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.519     10.627      8.528     12.561         --         --         --         --         --         --
   Venture III No. of
      Units           28,374,316 30,064,010 20,655,772    945,211         --         --         --         --         --         --
   NY Venture III No.
      of Units         2,215,098  2,375,793  1,740,745    162,659         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                10.616      8.524     12.560     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.501     10.616      8.524     12.560         --         --         --         --         --         --
   Venture III No. of
      Units               28,767     30,377     31,069     11,335         --         --         --         --         --         --
   NY Venture III No.
      of Units            37,195     37,344     37,176     15,692         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                10.582      8.509     12.557     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.447     10.582      8.509     12.557         --         --         --         --         --         --
   Venture III No. of
      Units           15,383,677 16,410,515 11,463,322    716,006         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                10.571      8.504     12.556     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.429     10.571      8.504     12.556         --         --         --         --         --         --
   Venture III No. of
      Units                  445      1,293      4,853      1,753         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                10.537      8.490     12.554     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.375     10.537      8.490     12.554         --         --         --         --         --         --
   Venture III No. of
      Units               55,228     59,836     51,346        659         --         --         --         --         --         --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.786      8.045     12.556     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.914     10.786      8.045     12.556         --         --         --         --         --         --
   Venture III No. of
      Units           19,594,743 21,357,524 19,344,948  2,507,938         --         --         --         --         --         --
   NY Venture III No.
      of Units         1,223,797  1,464,523  1,453,910    146,886         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                10.774      8.041     12.555     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.895     10.774      8.041     12.555         --         --         --         --         --         --
   Venture III No. of
      Units               53,919    172,647    185,871    219,740         --         --         --         --         --         --
   NY Venture III No.
      of Units            46,267     51,086     54,916      7,077         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                10.739      8.027     12.553     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.839     10.739      8.027     12.553         --         --         --         --         --         --
   Venture III No. of
      Units           11,761,843 12,925,534 11,665,964  1,669,326         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                10.728      8.022     12.552     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.821     10.728      8.022     12.552         --         --         --         --         --         --
   Venture III No. of
      Units               18,759    140,177    169,307    203,472         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                10.694      8.009     12.549     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.765     10.694      8.009     12.549         --         --         --         --         --         --
   Venture III No. of
      Units                9,204     76,853     96,779    132,028         --         --         --         --         --         --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.081      7.966     13.208     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.117     11.081      7.966     13.208         --         --         --         --         --         --
   Venture III No. of
      Units            4,196,012  4,715,245  5,552,129  5,515,481         --         --         --         --         --         --
   NY Venture III No.
      of Units           215,811    229,302    232,587    161,723         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.066      7.959     13.203     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.095     11.066      7.959     13.203         --         --         --         --         --         --
   Venture III No. of
      Units              265,843    254,941    167,607    132,889         --         --         --         --         --         --
   NY Venture III No.
      of Units            10,232     19,908     17,601     29,807         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                11.022      7.939     13.190     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.029     11.022      7.939     13.190         --         --         --         --         --         --
   Venture III No. of
      Units            2,366,856  2,604,471  2,784,867  2,678,061         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.007      7.932     13.186     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.007     11.007      7.932     13.186         --         --         --         --         --         --
   Venture III No. of
      Units               13,053     17,399     11,946     14,186         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                10.963      7.913     13.172     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.941     10.963      7.913     13.172         --         --         --         --         --         --
   Venture III No. of
      Units               24,970     28,823      8,772      7,459         --         --         --         --         --         --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                 9.667      6.126     13.480     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.587      9.667      6.126     13.480         --         --         --         --         --         --
   Venture III No. of
      Units            1,599,847  1,956,643  2,239,804  1,857,743         --         --         --         --         --         --
   NY Venture III No.
      of Units            69,205     80,501     89,120     48,866         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                 9.655      6.121     13.475     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.566      9.655      6.121     13.475         --         --         --         --         --         --
   Venture III No. of
      Units               75,446     70,618     30,646     92,002         --         --         --         --         --         --
   NY Venture III No.
      of Units            24,455     26,659     10,927     18,580         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                 9.616      6.105     13.462     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.502      9.616      6.105     13.462         --         --         --         --         --         --
   Venture III No. of
      Units              808,170    988,293  1,113,683    897,948         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                 9.603      6.100     13.457     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.481      9.603      6.100     13.457         --         --         --         --         --         --
   Venture III No. of
      Units               47,337     41,660     11,991     12,502         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                 9.565      6.085     13.444     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.418      9.565      6.085     13.444         --         --         --         --         --         --
   Venture III No. of
      Units               18,848     25,246      3,369     11,137         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.906     12.393     22.614     20.578     19.079     16.780     15.244     12.500         --         --
   Value at End of
      Year                19.645     16.906     12.393     22.614     20.578     19.079     16.780     15.244         --         --
   Venture III No. of
      Units           13,212,231 15,801,921 18,679,406 18,225,185 17,328,740 13,041,370  8,375,265  2,475,448         --         --
   NY Venture III No.
      of Units         1,787,399  2,054,660  2,458,149  2,362,167  2,062,722  1,184,869    341,820    131,990         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.849     12.358     22.561     20.541     19.054     16.766     15.239     12.500         --         --
   Value at End of
      Year                19.570     16.849     12.358     22.561     20.541     19.054     16.766     15.239         --         --
   Venture III No. of
      Units              674,875    748,301    810,449    956,901  1,281,449  1,559,117  1,351,116    858,573         --         --
   NY Venture III No.
      of Units           755,932    857,606    981,629  1,039,537  1,219,788  1,281,340    825,367    245,799         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                16.682     12.254     22.404     20.428     18.978     16.725     15.224     12.500         --         --
   Value at End of
      Year                19.347     16.682     12.254     22.404     20.428     18.978     16.725     15.224         --         --
   Venture III No. of
      Units            9,182,176 10,841,801 12,636,905 12,488,242 12,553,858 10,175,695  6,880,421  2,612,352         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.626     12.219     22.352     20.391     18.953     16.711     15.219     12.500         --         --
   Value at End of
      Year                19.273     16.626     12.219     22.352     20.391     18.953     16.711     15.219         --         --
   Venture III No. of
      Units              128,494    216,670    225,615    218,296    178,045    236,527    252,328    173,612         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.461     12.116     22.197     20.280     18.878     16.669     15.204     12.500         --         --
   Value at End of
      Year                19.052     16.461     12.116     22.197     20.280     18.878     16.669     15.204         --         --
   Venture III No. of
      Units              362,331    473,064    565,698    558,467    602,832    553,681    419,925    180,221         --         --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.565     12.110     19.914     19.379     17.188     16.596     15.363     12.500         --         --
   Value at End of
      Year                16.970     15.565     12.110     19.914     19.379     17.188     16.596     15.363         --         --
   Venture III No. of
      Units           14,726,931 16,745,026 17,989,357 18,883,053 16,580,920 12,287,959  6,992,566  1,544,985         --         --
   NY Venture III No.
      of Units         2,035,573  2,213,341  2,463,343  2,600,384  2,126,401  1,227,423    282,665     76,292         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.513     12.076     19.867     19.344     17.165     16.582     15.358     12.500         --         --
   Value at End of
      Year                16.905     15.513     12.076     19.867     19.344     17.165     16.582     15.358         --         --
   Venture III No. of
      Units              888,687    914,325    265,128    351,538    566,331    723,902    730,270    446,416         --         --
   NY Venture III No.
      of Units           800,860    861,426    830,894    928,041  1,044,345  1,141,109    639,202    165,437         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.359     11.974     19.729     19.238     17.097     16.541     15.343     12.500         --         --
   Value at End of
      Year                16.712     15.359     11.974     19.729     19.238     17.097     16.541     15.343         --         --
   Venture III No. of
      Units            9,670,896 10,826,130 11,766,693 12,417,178 11,346,670  9,004,004  5,153,685  1,644,885         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.308     11.940     19.683     19.203     17.075     16.527     15.338     12.500         --         --
   Value at End of
      Year                16.648     15.308     11.940     19.683     19.203     17.075     16.527     15.338         --         --
   Venture III No. of
      Units              137,129    150,114     55,553     79,158     93,594     99,134    193,184    107,141         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.156     11.839     19.546     19.098     17.007     16.486     15.322     12.500         --         --
   Value at End of
      Year                16.458     15.156     11.839     19.546     19.098     17.007     16.486     15.322         --         --
   Venture III No. of
      Units              394,903    441,067    526,682    606,310    652,957    607,590    462,271    208,488         --         --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.101      8.888     11.951     12.500         --         --         --         --         --         --
   Value at End of
      Year                13.632     12.101      8.888     11.951         --         --         --         --         --         --
   Venture III No. of
      Units              936,154  1,039,141  1,068,220  1,215,193         --         --         --         --         --         --
   NY Venture III No.
      of Units            42,411     46,824     44,909     34,935         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.085      8.880     11.947     12.500         --         --         --         --         --         --
   Value at End of
      Year                13.607     12.085      8.880     11.947         --         --         --         --         --         --
   Venture III No. of
      Units               67,931    117,930     11,059      6,406         --         --         --         --         --         --
   NY Venture III No.
      of Units            28,215     31,975      1,621      3,704         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.037      8.858     11.935     12.500         --         --         --         --         --         --
   Value at End of
      Year                13.532     12.037      8.858     11.935         --         --         --         --         --         --
   Venture III No. of
      Units              510,162    632,346    521,522    581,979         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.021      8.851     11.931     12.500         --         --         --         --         --         --
   Value at End of
      Year                13.508     12.021      8.851     11.931         --         --         --         --         --         --
   Venture III No. of
      Units               14,830     28,572      1,553         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                11.972      8.829     11.919     12.500         --         --         --         --         --         --
   Value at End of
      Year                13.433     11.972      8.829     11.919         --         --         --         --         --         --
   Venture III No. of
      Units                3,376     18,031      5,699        467         --         --         --         --         --         --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                24.796     17.701     31.284     26.637     22.885     19.248     16.481     12.500         --         --
   Value at End of
      Year                26.019     24.796     17.701     31.284     26.637     22.885     19.248     16.481         --         --
   Venture III No. of
      Units            6,737,333  7,513,785  8,964,897  9,317,458  9,205,373  6,653,279  3,491,453    586,657         --         --
   NY Venture III No.
      of Units           772,078    815,057  1,002,161  1,016,847    896,929    479,884    102,347     15,027         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                24.713     17.651     31.211     26.588     22.855     19.232     16.475     12.500         --         --
   Value at End of
      Year                25.919     24.713     17.651     31.211     26.588     22.855     19.232     16.475         --         --
   Venture III No. of
      Units              387,964    413,241    430,283    556,481    595,306    682,654    521,883    275,436         --         --
   NY Venture III No.
      of Units           299,687    314,691    359,333    403,664    509,853    585,234    301,739     70,097         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                24.467     17.502     30.994     26.443     22.764     19.185     16.459     12.500         --         --
   Value at End of
      Year                25.623     24.467     17.502     30.994     26.443     22.764     19.185     16.459         --         --
   Venture III No. of
      Units            4,614,531  5,077,240  6,026,026  6,181,552  6,189,533  4,498,519  2,393,198    525,458         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                24.386     17.452     30.922     26.395     22.734     19.169     16.454     12.500         --         --
   Value at End of
      Year                25.525     24.386     17.452     30.922     26.395     22.734     19.169     16.454         --         --
   Venture III No. of
      Units               50,835     59,615     61,416     75,994    158,306    126,331    110,296     19,661         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                24.144     17.305     30.707     26.251     22.644     19.121     16.437     12.500         --         --
   Value at End of
      Year                25.234     24.144     17.305     30.707     26.251     22.644     19.121     16.437         --         --
   Venture III No. of
      Units              192,794    201,440    241,843    252,578    313,031    295,957    180,409     50,920         --         --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.303      8.405     14.902     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.181     12.303      8.405     14.902         --         --         --         --         --         --
   Venture III No. of
      Units              947,429  1,007,524    958,720  1,281,731         --         --         --         --         --         --
   NY Venture III No.
      of Units            38,870     40,608     41,307     24,343         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.286      8.398     14.897     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.155     12.286      8.398     14.897         --         --         --         --         --         --
   Venture III No. of
      Units              243,503    223,008    135,237    150,067         --         --         --         --         --         --
   NY Venture III No.
      of Units            52,903     26,383     19,238     32,490         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.237      8.376     14.882     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.077     12.237      8.376     14.882         --         --         --         --         --         --
   Venture III No. of
      Units              578,387    609,623    537,002    553,484         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.221      8.369     14.877     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.052     12.221      8.369     14.877         --         --         --         --         --         --
   Venture III No. of
      Units               58,776     49,113     22,899     17,931         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.172      8.348     14.863     12.500         --         --         --         --         --         --
   Value at End of
      Year                13.974     12.172      8.348     14.863         --         --         --         --         --         --
   Venture III No. of
      Units               28,418     20,750     10,565      8,952         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                13.601     10.563     17.002     17.007     14.211     14.055     12.881      9.842     12.187     12.500
   Value at End of
      Year                15.074     13.601     10.563     17.002     17.007     14.211     14.055     12.881      9.842     12.187
   Venture III No. of
      Units                  403        406        409      1,255      1,238      1,328      5,719      7,270      7,361      1,275
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                13.782     10.708     17.244     17.259     14.428     14.277     13.091     10.008     10.611     12.500
   Value at End of
      Year                15.266     13.782     10.708     17.244     17.259     14.428     14.277     13.091     10.008     10.611
   Venture III No. of
      Units                  330        332        334        337     11,978     12,255     15,165     15,240     14,836         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     17.119     14.333     14.204     13.044      9.986     10.611     12.500
   Value at End of
      Year                    --         --         --     17.079     17.119     14.333     14.204     13.044      9.986     10.611
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.073     14.301     14.180     13.028      9.979     12.388     12.500
   Value at End of
      Year                    --         --         --     17.024     17.073     14.301     14.180     13.028      9.979     12.388
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
   11-21-2003)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --     20.807     18.179     16.746     14.908     13.813         --         --
   Value at End of
      Year                    --         --         --     23.908     20.807     18.179     16.746     14.908         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --     23.903     20.894     19.257     17.152     15.893         --         --
   Value at End of
      Year                    --         --         --     27.451     23.903     20.894     19.257     17.152         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     23.710     20.756     19.159     17.090     15.838         --         --
   Value at End of
      Year                    --         --         --     27.188     23.710     20.756     19.159     17.090         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     23.646     20.710     19.126     17.069     15.819         --         --
   Value at End of
      Year                    --         --         --     27.101     23.646     20.710     19.126     17.069         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
   7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                15.196     12.047     20.481     21.042     18.985     17.508     15.505     11.052     14.756     12.500
   Value at End of
      Year                19.208     15.196     12.047     20.481     21.042     18.985     17.508     15.505     11.052     14.756
   Venture III No. of
      Units                1,218      1,234      1,481      5,832      5,867      7,024      7,926     10,803     10,911      7,527
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                13.614     10.798     18.367     18.879     17.043     15.724     13.933      9.936     10.300     12.500
   Value at End of
      Year                17.200     13.614     10.798     18.367     18.879     17.043     15.724     13.933      9.936     10.300
   Venture III No. of
      Units                  606        671        691        580      4,013      4,376      4,472      4,532      4,671         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     18.727     16.930     15.644     13.882      9.915     10.300     12.500
   Value at End of
      Year                    --         --         --     18.191     18.727     16.930     15.644     13.882      9.915     10.300
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     18.676     16.893     15.617     13.865      9.908     13.262     12.500
   Value at End of
      Year                    --         --         --     18.133     18.676     16.893     15.617     13.865      9.908     13.262
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                21.333     15.177     26.853     24.215     22.464     21.626     20.165     15.871     21.303     21.898
   Value at End of
      Year                24.373     21.333     15.177     26.853     24.215     22.464     21.626     20.165     15.871     21.303
   Venture III No. of
      Units              146,152    132,130    169,683    151,990    185,186    224,831    273,059    405,084    400,734    169,381
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.112      8.621     15.261     13.769     12.779     12.309     11.483      9.042     12.143     12.500
   Value at End of
      Year                13.831     12.112      8.621     15.261     13.769     12.779     12.309     11.483      9.042     12.143
   Venture III No. of
      Units              252,642    333,112    376,442    236,536    332,540    446,496    591,541    700,061    733,780      6,710

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                11.960      8.526     15.115     13.657     12.695     12.246     11.441      9.023     12.136     12.500
   Value at End of
      Year                13.637     11.960      8.526     15.115     13.657     12.695     12.246     11.441      9.023     12.136
   Venture III No. of
      Units               18,873     34,007     35,344     36,029     43,030     43,523     51,035     71,726     67,960      6,710
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.909      8.494     15.066     13.621     12.667     12.225     11.428      9.017     12.133     12.500
   Value at End of
      Year                13.573     11.909      8.494     15.066     13.621     12.667     12.225     11.428      9.017     12.133
   Venture III No. of
      Units               70,746     91,372     84,718    100,228    122,320    165,401    205,182    200,869    210,871     69,505
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.630      9.007     15.962     14.424     13.414     12.943     12.091      9.527     11.661         --
   Value at End of
      Year                14.404     12.630      9.007     15.962     14.424     13.414     12.943     12.091      9.527         --
   Venture III No. of
      Units            1,672,388  1,915,212  2,029,070  2,172,974  2,671,447  2,875,894  2,397,411  1,497,368    467,566         --
   NY Venture III No.
      of Units           143,341    157,255    172,630    153,308    179,909    192,392    129,971     79,549     28,105         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.487      9.623     17.062     15.426     14.353     13.855     12.950     10.209     12.500         --
   Value at End of
      Year                15.373     13.487      9.623     17.062     15.426     14.353     13.855     12.950     10.209         --
   Venture III No. of
      Units              489,291    531,322    605,505    652,367    851,820  1,106,527  1,287,623  1,447,638    746,218         --
   NY Venture III No.
      of Units           157,004    172,910    192,476    172,849    223,115    255,418    205,768    133,615    114,270         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.334      9.527     16.918     15.319     14.275     13.801     12.918     10.200     12.500         --
   Value at End of
      Year                15.175     13.334      9.527     16.918     15.319     14.275     13.801     12.918     10.200         --
   Venture III No. of
      Units              961,264  1,112,135  1,222,351  1,251,490  1,573,877  1,678,672  1,183,363    492,024     67,960         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.283      9.496     16.870     15.284     14.249     13.782     12.908     10.196     12.500         --
   Value at End of
      Year                15.110     13.283      9.496     16.870     15.284     14.249     13.782     12.908     10.196         --
   Venture III No. of
      Units               63,932     76,573     85,506     72,274     93,052    111,893    148,744    161,025    104,192         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.998     10.738     19.106     17.335     16.186     15.679     14.706     12.500         --         --
   Value at End of
      Year                17.035     14.998     10.738     19.106     17.335     16.186     15.679     14.706         --         --
   Venture III No. of
      Units              114,066    143,180    144,505    140,425    175,631    163,658    120,990     49,072         --         --
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                 8.781      6.273     10.160      9.256      9.201      8.205      7.630      5.992      8.779      9.196
   Value at End of
      Year                 9.659      8.781      6.273     10.160      9.256      9.201      8.205      7.630      5.992      8.779
   Venture III No. of
      Units              283,688    251,748    287,512    360,827    520,227    254,549    358,348    387,166    366,979     80,024
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                11.822      8.451     13.694     12.481     12.413     11.076     10.305      8.095     11.868     12.500
   Value at End of
      Year                12.998     11.822      8.451     13.694     12.481     12.413     11.076     10.305      8.095     11.868
   Venture III No. of
      Units              208,086    202,018    223,316    283,863    407,101    240,673    289,125    339,054    367,924      4,837
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                11.674      8.357     13.562     12.380     12.331     11.019     10.267      8.078     11.861     12.500
   Value at End of
      Year                12.815     11.674      8.357     13.562     12.380     12.331     11.019     10.267      8.078     11.861
   Venture III No. of
      Units               15,275     16,953     21,174     23,094     23,849     11,535     13,330     18,973     39,623      4,837
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.625      8.326     13.519     12.346     12.304     11.000     10.255      8.073     11.858     12.500
   Value at End of
      Year                12.755     11.625      8.326     13.519     12.346     12.304     11.000     10.255      8.073     11.858
   Venture III No. of
      Units              147,794    146,759    173,580    182,164    221,171     67,060     94,529    109,634    103,157     20,129
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.634      8.326     14.700     13.420     13.367     11.952     11.125      8.743     11.443         --
   Value at End of
      Year                13.888     11.634      8.326     14.700     13.420     13.367     11.952     11.125      8.743         --
   Venture III No. of
      Units              902,906    837,819    863,583  1,065,051  1,473,495    765,855    643,607    565,726    202,403         --
   NY Venture III No.
      of Units            76,642     56,771     59,267     77,632     84,168     20,075     21,384     11,100     11,847         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.770      9.861     16.012     14.626     14.575     13.038     12.142      9.547     12.500         --
   Value at End of
      Year                15.106     13.770      9.861     16.012     14.626     14.575     13.038     12.142      9.547         --
   Venture III No. of
      Units              567,904    561,565    635,839    779,261  1,073,787    614,695    714,630    788,230    397,347         --
   NY Venture III No.
      of Units           112,561    100,395    112,167    144,581    198,806     42,337     45,087     36,933     26,055         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.613      9.763     15.877     14.525     14.496     12.987     12.112      9.538     12.500         --
   Value at End of
      Year                14.911     13.613      9.763     15.877     14.525     14.496     12.987     12.112      9.538         --
   Venture III No. of
      Units              438,841    436,089    474,346    571,431    771,867    357,179    273,041    174,607     39,623         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.561      9.730     15.832     14.491     14.470     12.970     12.102      9.535     12.500         --
   Value at End of
      Year                14.847     13.561      9.730     15.832     14.491     14.470     12.970     12.102      9.535         --
   Venture III No. of
      Units               67,849     64,554     68,889     85,055    109,450     80,330    100,979    108,546     65,452         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.493     11.851     19.312     17.703     17.703     15.892     14.851     12.500         --         --
   Value at End of
      Year                18.029     16.493     11.851     19.312     17.703     17.703     15.892     14.851         --         --
   Venture III No. of
      Units               21,259     13,948     18,723     27,714     50,143     16,881     16,513     12,116         --         --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.565      9.056     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.927     11.565      9.056         --         --         --         --         --         --         --
   Venture III No. of
      Units            7,018,711  8,214,841  5,000,267         --         --         --         --         --         --         --
   NY Venture III No.
      of Units           341,030    419,379    248,040         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.556      9.053     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.911     11.556      9.053         --         --         --         --         --         --         --
   Venture III No. of
      Units               38,701     58,896     54,116         --         --         --         --         --         --         --
   NY Venture III No.
      of Units               826        830     10,557         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                11.529      9.046     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.861     11.529      9.046         --         --         --         --         --         --         --
   Venture III No. of
      Units            4,185,087  5,036,947  2,574,671         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.521      9.043     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.845     11.521      9.043         --         --         --         --         --         --         --
   Venture III No. of
      Units               12,969     29,877     19,002         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                11.494      9.036     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.796     11.494      9.036         --         --         --         --         --         --         --
   Venture III No. of
      Units               22,729     49,435     43,426         --         --         --         --         --         --         --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     14.431     16.828     14.768     13.745     12.500         --         --         --
   Value at End of
      Year                    --         --      7.710     14.431     16.828     14.768     13.745         --         --         --
   Venture III No. of
      Units                   --         --    219,212    263,018    321,955    178,689    121,626         --         --         --
   NY Venture III No.
      of Units                --         --     34,301     39,281     35,669     19,768     17,716         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     14.405     16.805     14.756     13.741     12.500         --         --         --
   Value at End of
      Year                    --         --      7.692     14.405     16.805     14.756     13.741         --         --         --
   Venture III No. of
      Units                   --         --     47,085     74,381    136,097     40,825     11,187         --         --         --
   NY Venture III No.
      of Units                --         --     18,899     15,539     20,624     25,715     18,657         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     14.326     16.739     14.719     13.727     12.500         --         --         --
   Value at End of
      Year                    --         --      7.638     14.326     16.739     14.719     13.727         --         --         --
   Venture III No. of
      Units                   --         --    142,586    148,221    230,487    127,848     67,852         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     14.300     16.716     14.707     13.723     12.500         --         --         --
   Value at End of
      Year                    --         --      7.621     14.300     16.716     14.707     13.723         --         --         --
   Venture III No. of
      Units                   --         --     11,991      6,599     11,406      6,688      2,559         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     14.222     16.650     14.671     13.709     12.500         --         --         --
   Value at End of
      Year                    --         --      7.567     14.222     16.650     14.671     13.709         --         --         --
   Venture III No. of
      Units                   --         --      1,413      5,872      5,509      5,933      4,832         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.752      8.738     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.664     10.752      8.738         --         --         --         --         --         --         --
   Venture III No. of
      Units            3,859,251  4,162,603  1,831,891         --         --         --         --         --         --         --
   NY Venture III No.
      of Units           171,440    166,219     20,014         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                10.744      8.736     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.649     10.744      8.736         --         --         --         --         --         --         --
   Venture III No. of
      Units               34,450     35,318      7,374         --         --         --         --         --         --         --
   NY Venture III No.
      of Units               875        879      1,548         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                10.719      8.728     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.605     10.719      8.728         --         --         --         --         --         --         --
   Venture III No. of
      Units            2,056,561  2,224,000    915,753         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                10.711      8.726     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.590     10.711      8.726         --         --         --         --         --         --         --
   Venture III No. of
      Units               34,648     42,070     11,240         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                10.686      8.719     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.546     10.686      8.719         --         --         --         --         --         --         --
   Venture III No. of
      Units               20,363     20,627     12,657         --         --         --         --         --         --         --
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.012     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.350     15.012         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              561,108    295,664         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             8,142      7,004         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.336         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                7,067         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             1,420         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.992     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.295     14.992         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              391,018    154,844         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.987     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.282     14.987         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               17,118     10,066         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.241         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                2,007         --         --         --         --         --         --         --         --         --
CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.004     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.537     15.004         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            1,112,726    711,906         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            62,579     48,472         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.999     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.523     14.999         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                9,456      5,534         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             8,839     14,872         --         --         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.984     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.482     14.984         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              442,912    251,162         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.979     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.468     14.979         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               21,310     10,885         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.964     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.427     14.964         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                2,819        943         --         --         --         --         --         --         --         --
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.494     13.443     13.251     12.703     12.463     12.500         --         --         --         --
   Value at End of
      Year                15.243     14.494     13.443     13.251     12.703     12.463         --         --         --         --
   Venture III No. of
      Units               99,271     72,032     36,280     34,960      7,442        391         --         --         --         --
   NY Venture III No.
      of Units               600        594      6,165        126        479        121         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.460     13.419     13.233     12.692     12.459     12.500         --         --         --         --
   Value at End of
      Year                15.200     14.460     13.419     13.233     12.692     12.459         --         --         --         --
   Venture III No. of
      Units               50,838     35,604     94,428      4,323      1,739        414         --         --         --         --
   NY Venture III No.
      of Units             1,477      1,526        259        256         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.359     13.345     13.180     12.660     12.446     12.500         --         --         --         --
   Value at End of
      Year                15.072     14.359     13.345     13.180     12.660     12.446         --         --         --         --
   Venture III No. of
      Units               47,309     70,684    103,611      8,468      6,436      3,739         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.326     13.320     13.163     12.650     12.442     12.500         --         --         --         --
   Value at End of
      Year                15.029     14.326     13.320     13.163     12.650     12.442         --         --         --         --
   Venture III No. of
      Units                2,796      3,205         53         82         81         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.226     13.247     13.110     12.618     12.430     12.500         --         --         --         --
   Value at End of
      Year                14.902     14.226     13.247     13.110     12.618     12.430         --         --         --         --
   Venture III No. of
      Units                6,479      5,969      5,022         --         --         --         --         --         --         --
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.370     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.963     15.370         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            1,467,303    850,545         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            95,118     43,570         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.365     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.949     15.365         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               13,267     13,560         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            12,357      1,547         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.349     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.907     15.349         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            1,326,066    592,387         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.344     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.893     15.344         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               39,369     21,924         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.329     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.851     15.329         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                3,650      2,365         --         --         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     14.152     15.317     14.624     14.055     12.500         --         --         --
   Value at End of
      Year                    --         --      6.321     14.152     15.317     14.624     14.055         --         --         --
   Venture III No. of
      Units                   --         --    750,837    848,728    265,806    984,498    517,680         --         --         --
   NY Venture III No.
      of Units                --         --     48,028     65,439     67,270     60,439     14,371         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     14.126     15.296     14.612     14.051     12.500         --         --         --
   Value at End of
      Year                    --         --      6.306     14.126     15.296     14.612     14.051         --         --         --
   Venture III No. of
      Units                   --         --     18,246     31,830     44,377     94,766     76,892         --         --         --
   NY Venture III No.
      of Units                --         --     56,005     53,098     76,667     59,349     21,952         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     14.049     15.235     14.576     14.037     12.500         --         --         --
   Value at End of
      Year                    --         --      6.262     14.049     15.235     14.576     14.037         --         --         --
   Venture III No. of
      Units                   --         --    446,779    430,852    482,630    640,016    334,984         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     14.023     15.215     14.563     14.032     12.500         --         --         --
   Value at End of
      Year                    --         --      6.247     14.023     15.215     14.563     14.032         --         --         --
   Venture III No. of
      Units                   --         --        541      1,985      2,298      7,103     20,008         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     13.946     15.155     14.527     14.018     12.500         --         --         --
   Value at End of
      Year                    --         --      6.204     13.946     15.155     14.527     14.018         --         --         --
   Venture III No. of
      Units                   --         --     33,265     36,549     35,430     38,636     21,509         --         --         --
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.684     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.837     14.684         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            1,374,026    980,775         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units           226,957     34,847         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.679     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.824     14.679         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               10,414      1,849         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             4,649        116         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.664     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.784     14.664         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              773,319    449,200         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.644     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.732     14.644         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                3,552     23,195         --         --         --         --         --         --         --         --
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.178     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.167     15.178         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            3,064,742  1,745,627         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units           147,523     90,871         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.173     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.154     15.173         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               29,427     10,781         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             9,447     17,344         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.158     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.114     15.158         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            2,163,544  1,623,088         --         --         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.153     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.100     15.153         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                1,988      1,649         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.138     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.060     15.138         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               11,800      9,017         --         --         --         --         --         --         --         --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.236     10.225     14.139     13.492     12.500         --         --         --         --         --
   Value at End of
      Year                13.501     12.236     10.225     14.139     13.492         --         --         --         --         --
   Venture III No. of
      Units            9,713,219 10,360,098  7,905,890  4,355,699  2,024,581         --         --         --         --         --
   NY Venture III No.
      of Units         1,116,502  1,196,494  1,011,023    724,828    344,725         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.212     10.211     14.126     13.486     12.500         --         --         --         --         --
   Value at End of
      Year                13.468     12.212     10.211     14.126     13.486         --         --         --         --         --
   Venture III No. of
      Units               46,593     66,892     60,399     13,900     12,201         --         --         --         --         --
   NY Venture III No.
      of Units            35,934     38,128     71,103     65,033     22,820         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.141     10.167     14.086     13.468     12.500         --         --         --         --         --
   Value at End of
      Year                13.370     12.141     10.167     14.086     13.468         --         --         --         --         --
   Venture III No. of
      Units            9,918,590  9,955,794  8,353,850  5,978,100  2,741,963         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.118     10.152     14.073     13.462     12.500         --         --         --         --         --
   Value at End of
      Year                13.337     12.118     10.152     14.073     13.462         --         --         --         --         --
   Venture III No. of
      Units                5,350      8,518     13,301      6,642      6,778         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.047     10.108     14.033     13.444     12.500         --         --         --         --         --
   Value at End of
      Year                13.240     12.047     10.108     14.033     13.444         --         --         --         --         --
   Venture III No. of
      Units                5,602      6,033     14,214        338      2,361         --         --         --         --         --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.391      9.121     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.682     11.391      9.121         --         --         --         --         --         --         --
   Venture III No. of
      Units            4,813,370  5,130,672  2,500,233         --         --         --         --         --         --         --
   NY Venture III No.
      of Units           219,039    223,139    143,699         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.382      9.119     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.666     11.382      9.119         --         --         --         --         --         --         --
   Venture III No. of
      Units               55,881     59,055     46,907         --         --         --         --         --         --         --
   NY Venture III No.
      of Units                --         --      1,217         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                11.356      9.111     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.618     11.356      9.111         --         --         --         --         --         --         --
   Venture III No. of
      Units            1,473,830  1,566,088    936,755         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.347      9.109     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.602     11.347      9.109         --         --         --         --         --         --         --
   Venture III No. of
      Units               38,463     39,764     24,018         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                11.321      9.101     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.554     11.321      9.101         --         --         --         --         --         --         --
   Venture III No. of
      Units               16,014     20,282     12,829         --         --         --         --         --         --         --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 8-03-1989)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --         --     18.084     17.576     16.605     16.389
   Value at End of
      Year                    --         --         --         --         --         --     18.473     18.084     17.576     16.605
   Venture III No. of
      Units                   --         --         --         --         --         --    176,824    206,285    225,423     40,386

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     13.790     13.410     12.675     12.500
   Value at End of
      Year                    --         --         --         --         --         --     14.080     13.790     13.410     12.675
   Venture III No. of
      Units                   --         --         --         --         --         --    188,742    225,752    305,030     26,252
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     13.741     13.381     12.667     12.500
   Value at End of
      Year                    --         --         --         --         --         --     14.008     13.741     13.381     12.667
   Venture III No. of
      Units                   --         --         --         --         --         --      3,694      6,559     16,141     26,252
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     13.724     13.372     12.665     12.500
   Value at End of
      Year                    --         --         --         --         --         --     13.984     13.724     13.372     12.665
   Venture III No. of
      Units                   --         --         --         --         --         --     84,618     86,438     78,504     34,146
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     13.566     13.186     12.505         --
   Value at End of
      Year                    --         --         --         --         --         --     13.831     13.566     13.186         --
   Venture III No. of
      Units                   --         --         --         --         --         --  7,401,186    695,637    252,850         --
   NY Venture III No.
      of Units                --         --         --         --         --         --    254,299     48,803     23,178         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     13.550     13.177     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.807     13.550     13.177         --
   Venture III No. of
      Units                   --         --         --         --         --         --    476,849    501,679    253,046         --
   NY Venture III No.
      of Units                --         --         --         --         --         --    417,666     56,838     67,059         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     13.517     13.165     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.753     13.517     13.165         --
   Venture III No. of
      Units                   --         --         --         --         --         --  4,302,819    206,340     16,141         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     13.505     13.160     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.735     13.505     13.160         --
   Venture III No. of
      Units                   --         --         --         --         --         --     85,622    106,307     70,827         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.529     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     12.723     12.529         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --    311,393     33,885         --         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --      5.421      4.963      4.489      4.149      3.269      4.639      5.329
   Value at End of
      Year                    --         --         --      5.826      5.421      4.963      4.489      4.149      3.269      4.639
   Venture III No. of
      Units                   --         --         --    342,288    440,165    623,403    827,660    981,398    289,494    114,862
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --     12.543     11.490     10.397      9.615      7.579     10.761     12.500
   Value at End of
      Year                    --         --         --     13.473     12.543     11.490     10.397      9.615      7.579     10.761
   Venture III No. of
      Units                   --         --         --    156,693    215,226    280,749    441,186    518,212    140,674      3,436
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     12.441     11.414     10.344      9.580      7.563     10.754     12.500
   Value at End of
      Year                    --         --         --     13.344     12.441     11.414     10.344      9.580      7.563     10.754
   Venture III No. of
      Units                   --         --         --      4,233      7,820      8,051      9,149     15,496      4,726      3,436
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.408     11.389     10.326      9.568      7.557     10.752     12.500
   Value at End of
      Year                    --         --         --     13.301     12.408     11.389     10.326      9.568      7.557     10.752
   Venture III No. of
      Units                   --         --         --    130,999    161,032    222,815    225,775    268,434     46,340     24,817
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     15.365     14.505     13.165     12.165      9.578     11.843         --
   Value at End of
      Year                    --         --         --     16.964     15.365     14.505     13.165     12.165      9.578         --
   Venture III No. of
      Units                   --         --         --    239,917    356,033    462,359    528,200    541,610     87,128         --
   NY Venture III No.
      of Units                --         --         --     13,422     16,936     23,011     18,994     17,929      4,320         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     16.636     15.282     13.877     12.829     10.106     12.500         --
   Value at End of
      Year                    --         --         --     17.855     16.636     15.282     13.877     12.829     10.106         --
   Venture III No. of
      Units                   --         --         --    220,015    305,451    478,947    605,108    709,524     82,533         --
   NY Venture III No.
      of Units                --         --         --     22,354     18,373     27,519     33,123     40,444      5,544         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --     16.520     15.199     13.822     12.798     10.097     12.500         --
   Value at End of
      Year                    --         --         --     17.705     16.520     15.199     13.822     12.798     10.097         --
   Venture III No. of
      Units                   --         --         --     67,173     80,833    164,259    101,183    104,025      4,726         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     16.482     15.171     13.804     12.787     10.093     12.500         --
   Value at End of
      Year                    --         --         --     17.655     16.482     15.171     13.804     12.787     10.093         --
   Venture III No. of
      Units                   --         --         --     51,651     63,069    181,834     94,881    184,625     13,216         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     19.906     18.350     16.721     15.513     12.500         --         --
   Value at End of
      Year                    --         --         --     21.291     19.906     18.350     16.721     15.513         --         --
   Venture III No. of
      Units                   --         --         --      7,449      8,917     56,261     11,368     28,603         --         --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     19.616     17.903     16.950     16.159     12.500         --         --
   Value at End of
      Year                    --         --         --     20.014     19.616     17.903     16.950     16.159         --         --
   Venture III No. of
      Units                   --         --         --     47,689     70,903     60,906     72,374     28,839         --         --
   NY Venture III No.
      of Units                --         --         --      2,407      2,296      2,115      1,792        281         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     19.580     17.880     16.936     16.154     12.500         --         --
   Value at End of
      Year                    --         --         --     19.967     19.580     17.880     16.936     16.154         --         --
   Venture III No. of
      Units                   --         --         --      9,943     13,169     11,805     11,246      7,937         --         --
   NY Venture III No.
      of Units                --         --         --     15,924     25,712     17,623     13,145      8,439         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --     19.473     17.809     16.894     16.138     12.500         --         --
   Value at End of
      Year                    --         --         --     19.828     19.473     17.809     16.894     16.138         --         --
   Venture III No. of
      Units                   --         --         --     34,848     50,665     55,386     45,303     13,253         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     19.438     17.785     16.880     16.132     12.500         --         --
   Value at End of
      Year                    --         --         --     19.782     19.438     17.785     16.880     16.132         --         --
   Venture III No. of
      Units                   --         --         --      1,835      2,355     12,262      6,010      5,961         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     19.331     17.714     16.838     16.117     12.500         --         --
   Value at End of
      Year                    --         --         --     19.644     19.331     17.714     16.838     16.117         --         --
   Venture III No. of
      Units                   --         --         --      1,308      1,896      2,029      2,310      1,165         --         --
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES I SHARES (units first credited
   8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --     20.423     19.218     19.078     16.950     16.832     12.246     17.586     17.912
   Value at End of
      Year                    --         --     11.393     20.423     19.218     19.078     16.950     16.832     12.246     17.586
   Venture III No. of
      Units                   --         --     50,860     66,699     93,755    136,855      6,561    208,059    187,231     45,391
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --     14.032     13.211     13.121     16.936     11.588      8.435     12.119     12.500
   Value at End of
      Year                    --         --      7.824     14.032     13.211     13.121     16.936     11.588      8.435     12.119
   Venture III No. of
      Units                   --         --     78,329     88,896    122,288    185,432      2,628    327,397    284,440      2,557
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     13.897     13.104     13.034     16.894     11.546      8.417     12.111     12.500
   Value at End of
      Year                    --         --      7.737     13.897     13.104     13.034     16.894     11.546      8.417     12.111
   Venture III No. of
      Units                   --         --     17,255     17,665     17,708     18,488         75     27,653     28,910      2,557
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     13.852     13.068     13.005     16.880     11.532      8.411     12.109     12.500
   Value at End of
      Year                    --         --      7.709     13.852     13.068     13.005     16.880     11.532      8.411     12.109
   Venture III No. of
      Units                   --         --     19,963     36,229     38,613     91,110         52    127,291    110,428     25,841

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-09) - SERIES II SHARES (units first credited
   5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     14.963     14.107     14.036     13.608     12.428      9.059     11.865         --
   Value at End of
      Year                    --         --      8.330     14.963     14.107     14.036     13.608     12.428      9.059         --
   Venture III No. of
      Units                   --         --    413,935    497,182    746,640    973,157  1,033,645    835,003    174,849         --
   NY Venture III No.
      of Units                --         --     22,661     27,338     30,605     32,329     32,486     22,745     15,125         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     15.720     14.828     14.760     14.317     13.083      9.540     12.500         --
   Value at End of
      Year                    --         --      8.747     15.720     14.828     14.760     14.317     13.083      9.540         --
   Venture III No. of
      Units                   --         --    184,895    229,315    357,208    576,528    721,122    813,809    284,420         --
   NY Venture III No.
      of Units                --         --     47,730     55,562     77,144     99,979     96,469     46,979     19,621         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     15.588     14.726     14.680     14.261     13.051      9.531     12.500         --
   Value at End of
      Year                    --         --      8.660     15.588     14.726     14.680     14.261     13.051      9.531         --
   Venture III No. of
      Units                   --         --    238,638    292,180    433,321    616,145    624,965    444,605      5,714         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     15.544     14.691     14.653     14.242     13.040      9.528     12.500         --
   Value at End of
      Year                    --         --      8.632     15.544     14.691     14.653     14.242     13.040      9.528         --
   Venture III No. of
      Units                   --         --    155,897    151,099     46,472    160,149     71,109    154,311     57,058         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     19.136     18.114     18.094     17.613     16.151     12.500         --         --
   Value at End of
      Year                    --         --     10.611     19.136     18.114     18.094     17.613     16.151         --         --
   Venture III No. of
      Units                   --         --     69,590     71,902     34,297     83,935     30,299     31,578         --         --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                26.403     21.352     33.899     33.350     28.485     27.864     24.675     19.976     23.419     23.987
   Value at End of
      Year                29.898     26.403     21.352     33.899     33.350     28.485     27.864     24.675     19.976     23.419
   Venture III No. of
      Units              123,734    142,667    164,302    203,444    287,725    339,253    450,077    484,523    535,366    133,370
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                13.640     11.036     17.529     17.254     14.744     14.431     12.785     10.356     12.147     12.500
   Value at End of
      Year                15.437     13.640     11.036     17.529     17.254     14.744     14.431     12.785     10.356     12.147
   Venture III No. of
      Units              254,389    291,920    377,666    459,791    637,450    801,467  1,052,521  1,142,868  1,276,620     28,697
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                13.468     10.913     17.361     17.115     14.647     14.357     12.739     10.334     12.139     12.500
   Value at End of
      Year                15.221     13.468     10.913     17.361     17.115     14.647     14.357     12.739     10.334     12.139
   Venture III No. of
      Units               14,917     15,168     19,867     23,296     27,983     52,412     55,715     74,231     72,429     28,697
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.412     10.873     17.306     17.068     14.615     14.332     12.723     10.326     12.137     12.500
   Value at End of
      Year                15.149     13.412     10.873     17.306     17.068     14.615     14.332     12.723     10.326     12.137
   Venture III No. of
      Units               64,973     85,964    102,430    144,321    198,807    251,739    327,655    316,798    469,145     72,763
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.956     11.302     17.998     17.739     15.184     14.882     13.202     10.703     12.849         --
   Value at End of
      Year                15.775     13.956     11.302     17.998     17.739     15.184     14.882     13.202     10.703         --
   Venture III No. of
      Units            1,998,979  2,324,417  2,533,881  3,098,317  4,134,460  4,382,894  4,038,819  2,428,665    789,636         --
   NY Venture III No.
      of Units           177,016    199,672    193,609    246,063    279,115    317,099    247,244    186,829     94,077         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.526     10.958     17.461     17.217     14.745     14.459     12.833     10.409     12.500         --
   Value at End of
      Year                15.281     13.526     10.958     17.461     17.217     14.745     14.459     12.833     10.409         --
   Venture III No. of
      Units              870,571    976,437  1,091,931  1,457,607  1,888,043  2,573,331  2,845,382  3,022,629  1,472,896         --
   NY Venture III No.
      of Units           250,274    268,584    271,261    322,274    401,804    464,276    354,708    170,015    208,253         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                 8.028     10.850     17.314     17.098     14.665     14.402     12.802     10.399     12.500         --
   Value at End of
      Year                15.084      8.028     10.850     17.314     17.098     14.665     14.402     12.802     10.399         --
   Venture III No. of
      Units            1,034,418  1,134,251  1,228,640  1,666,223  2,172,178  2,534,354  2,129,976    922,828     72,429         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.320     10.814     17.265     17.059     14.638     14.383     12.791     10.396     12.500         --
   Value at End of
      Year                15.019     13.320     10.814     17.265     17.059     14.638     14.383     12.791     10.396         --
   Venture III No. of
      Units              115,266    121,151    136,097    171,482    214,354    295,590    431,918    447,595    254,248         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.459     12.569     20.097     19.887     17.091     16.818     14.979     12.500         --         --
   Value at End of
      Year                17.404     15.459     12.569     20.097     19.887     17.091     16.818     14.979         --         --
   Venture III No. of
      Units               56,712     75,798     78,109     94,625    128,197    130,409    113,811     51,449         --         --
FINANCIAL SERVICES TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                12.031      8.649     15.889     17.337     14.315     13.256     12.210      9.293     11.505     12.109
   Value at End of
      Year                13.284     12.031      8.649     15.889     17.337     14.315     13.256     12.210      9.293     11.505
   Venture III No. of
      Units               48,485     63,620     73,584     88,638    127,639    179,945    280,690    313,309    329,587     79,463
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.306      8.852     16.269     17.760     14.672     13.594     12.527      9.539     11.816     12.500
   Value at End of
      Year                13.581     12.306      8.852     16.269     17.760     14.672     13.594     12.527      9.539     11.816
   Venture III No. of
      Units               49,641     56,639     48,140     54,442     98,212    113,493    147,080    157,593    162,475         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.152      8.754     16.113     17.617     14.575     13.524     12.482      9.519     11.808     12.500
   Value at End of
      Year                13.391     12.152      8.754     16.113     17.617     14.575     13.524     12.482      9.519     11.808
   Venture III No. of
      Units                4,357      3,647      3,655      3,621      4,978      6,553     15,814     22,989     25,104         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.100      8.721     16.061     17.569     14.543     13.501     12.467      9.512     11.806     12.500
   Value at End of
      Year                13.328     12.100      8.721     16.061     17.569     14.543     13.501     12.467      9.512     11.806
   Venture III No. of
      Units               15,523     28,212     35,301     51,320     84,336     95,825    131,727    132,728    147,104     30,899
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.207      9.524     17.527     19.147     15.855     14.703     13.578     10.348     12.638         --
   Value at End of
      Year                14.550     13.207      9.524     17.527     19.147     15.855     14.703     13.578     10.348         --
   Venture III No. of
      Units              372,933    497,431    626,803    581,504    854,054    617,520    644,275    585,235    239,270         --
   NY Venture III No.
      of Units            23,436     24,786     36,216     42,078     45,403     33,508     31,040     24,981      5,638         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.013      9.389     17.287     18.894     15.653     14.523     13.419     10.231     12.500         --
   Value at End of
      Year                14.329     13.013      9.389     17.287     18.894     15.653     14.523     13.419     10.231         --
   Venture III No. of
      Units              136,188    153,872    174,737    151,574    312,480    380,115    431,763    468,599    175,574         --
   NY Venture III No.
      of Units            60,759     51,826     59,726     61,185     75,084     66,298     75,100     40,520     28,212         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.864      9.295     17.141     18.763     15.568     14.465     13.386     10.221     12.500         --
   Value at End of
      Year                14.144     12.864      9.295     17.141     18.763     15.568     14.465     13.386     10.221         --
   Venture III No. of
      Units              203,384    226,564    232,240    223,376    399,160    278,434    267,698    193,147     25,104         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.815      9.265     17.093     18.720     15.540     14.446     13.375     10.218     12.500         --
   Value at End of
      Year                14.083     12.815      9.265     17.093     18.720     15.540     14.446     13.375     10.218         --
   Venture III No. of
      Units               16,299     17,276     22,488     24,201     56,529     69,839     74,119     86,863     54,273         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.847     10.749     19.862     21.785     18.111     16.862     15.635     12.500         --         --
   Value at End of
      Year                16.291     14.847     10.749     19.862     21.785     18.111     16.862     15.635         --         --
   Venture III No. of
      Units                8,862     11,324     15,270     17,085     37,600     32,445     30,536     21,333         --         --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                 9.789      7.590     11.973     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.634      9.789      7.590     11.973         --         --         --         --         --         --
   Venture III No. of
      Units           38,862,545 42,509,699 44,914,486 30,024,016         --         --         --         --         --         --
   NY Venture III No.
      of Units         2,796,011  3,259,416  3,297,447  1,839,487         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                 9.776      7.583     11.969     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.614      9.776      7.583     11.969         --         --         --         --         --         --
   Venture III No. of
      Units              136,130    273,066    410,843    665,711         --         --         --         --         --         --
   NY Venture III No.
      of Units            63,769     91,310    117,000    137,635         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                 9.737      7.564     11.957     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.556      9.737      7.564     11.957         --         --         --         --         --         --
   Venture III No. of
      Units           21,078,013 23,960,832 25,186,875 17,986,003         --         --         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                 9.724      7.558     11.953     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.537      9.724      7.558     11.953         --         --         --         --         --         --
   Venture III No. of
      Units               21,802    158,814    272,990    485,164         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                 9.685      7.539     11.941     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.479      9.685      7.539     11.941         --         --         --         --         --         --
   Venture III No. of
      Units               42,517    113,339    132,470    177,565         --         --         --         --         --         --
FUNDAMENTAL VALUE TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                12.821      9.891     16.572     16.195     14.377     13.428     12.211      9.561     11.601     11.960
   Value at End of
      Year                14.263     12.821      9.891     16.572     16.195     14.377     13.428     12.211      9.561     11.601
   Venture III No. of
      Units              332,138    395,408    448,391    332,249    456,599    584,896    797,463  1,102,100  1,126,983    489,147
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                13.288     10.257     17.194     16.811     14.931     13.953     12.695      9.945     12.072     12.500
   Value at End of
      Year                14.776     13.288     10.257     17.194     16.811     14.931     13.953     12.695      9.945     12.072
   Venture III No. of
      Units              372,599    464,360    519,231    368,902    483,599    658,777    957,799  1,022,920  1,103,460     40,942
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                13.121     10.143     17.029     16.675     14.833     13.882     12.649      9.924     12.064     12.500
   Value at End of
      Year                14.568     13.121     10.143     17.029     16.675     14.833     13.882     12.649      9.924     12.064
   Venture III No. of
      Units               46,475     64,729     69,073     51,880     52,594     53,878     32,731     39,988     40,455     40,942
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.066     10.105     16.975     16.630     14.800     13.858     12.634      9.917     12.062     12.500
   Value at End of
      Year                14.500     13.066     10.105     16.975     16.630     14.800     13.858     12.634      9.917     12.062
   Venture III No. of
      Units              211,352    262,261    296,413    230,648    294,750    379,986    404,510    373,487    361,506    116,042
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.055      8.213     18.237     17.851     15.885     14.856     13.552     10.633     12.595         --
   Value at End of
      Year                15.606     14.055      8.213     18.237     17.851     15.885     14.856     13.552     10.633         --
   Venture III No. of
      Units            4,679,337  5,638,580  6,101,483  6,152,981  6,237,118  4,405,762  2,947,953  1,743,830    515,915         --
   NY Venture III No.
      of Units           355,943    399,042    419,629    416,854    354,968    175,138     74,489     39,812     87,372         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.897     10.742     18.049     17.675     15.737     14.725     13.440     10.550     12.500         --
   Value at End of
      Year                15.422     13.897     10.742     18.049     17.675     15.737     14.725     13.440     10.550         --
   Venture III No. of
      Units              857,167    990,130  1,088,724    921,813  1,328,832  1,767,029  1,917,991  1,873,345    929,985         --
   NY Venture III No.
      of Units           243,704    270,809    256,101    265,727    334,350    318,196    254,902    120,094     99,581         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.738     10.635     17.897     17.553     15.651     14.666     13.407     10.540     12.500         --
   Value at End of
      Year                15.224     13.738     10.635     17.897     17.553     15.651     14.666     13.407     10.540         --
   Venture III No. of
      Units            3,003,339  3,510,171  3,763,582  3,861,173  3,883,211  2,625,432  1,597,541    724,423     40,455         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.686     10.600     17.847     17.512     15.623     14.647     13.396     10.536     12.500         --
   Value at End of
      Year                15.158     13.686     10.600     17.847     17.512     15.623     14.647     13.396     10.536         --
   Venture III No. of
      Units              113,442    141,893    156,536    114,452    163,735    181,238    193,886    199,283    157,548         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.569     12.077     20.363     20.012     17.880     16.788     15.377     12.500         --         --
   Value at End of
      Year                17.218     15.569     12.077     20.363     20.012     17.880     16.788     15.377         --         --
   Venture III No. of
      Units              114,457    151,579    151,000    132,627    158,633    151,883     83,418     46,913         --         --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --     12.810     12.389     11.096     10.621      9.579      7.703     10.197     10.834
   Value at End of
      Year                    --         --      8.279     12.810     12.389     11.096     10.621      9.579      7.703     10.197
   Venture III No. of
      Units                   --         --     30,413     42,452     56,921     72,936     92,760    110,472    137,152     40,851
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --     14.678     14.202     12.727     12.188     10.997      8.848     11.719     12.500
   Value at End of
      Year                    --         --      9.482     14.678     14.202     12.727     12.188     10.997      8.848     11.719
   Venture III No. of
      Units                   --         --     65,018     76,763     95,229     79,038    103,250    105,136    134,626         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     14.537     14.087     12.642     12.126     10.957      8.829     11.712     12.500
   Value at End of
      Year                    --         --      9.376     14.537     14.087     12.642     12.126     10.957      8.829     11.712
   Venture III No. of
      Units                   --         --      9,896     10,169     10,247     10,591     10,796     11,919     12,394         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     14.491     14.049     12.615     12.105     10.944      8.823     11.709     12.500
   Value at End of
      Year                    --         --      9.342     14.491     14.049     12.615     12.105     10.944      8.823     11.709
   Venture III No. of
      Units                   --         --     20,573     22,145     24,605     24,348     34,794     40,883    135,425     11,123
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09) - SERIES II
   SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     15.790     15.308     13.738     13.184     11.912      9.575     11.800         --
   Value at End of
      Year                    --         --     10.189     15.790     15.308     13.738     13.184     11.912      9.575         --
   Venture III No. of
      Units                   --         --  3,563,465  4,162,261  3,953,167  2,344,078    838,415    241,284     49,036         --
   NY Venture III No.
      of Units                --         --    319,766    362,827    310,890    137,976     26,592      8,273      2,183         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     16.679     16.179     14.526     13.947     12.608     10.140     12.500         --
   Value at End of
      Year                    --         --     10.757     16.679     16.179     14.526     13.947     12.608     10.140         --
   Venture III No. of
      Units                   --         --     97,316    133,986    202,916    300,268    271,077    215,426    121,427         --
   NY Venture III No.
      of Units                --         --     38,973     64,092    107,441    109,834     99,867     76,541     11,718         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     16.539     16.067     14.447     13.892     12.577     10.130     12.500         --
   Value at End of
      Year                    --         --     10.651     16.539     16.067     14.447     13.892     12.577     10.130         --
   Venture III No. of
      Units                   --         --  2,300,256  2,618,626  2,476,013  1,364,373    531,937    155,717     12,394         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     16.492     16.030     14.421     13.874     12.567     10.127     12.500         --
   Value at End of
      Year                    --         --     10.615     16.492     16.030     14.421     13.874     12.567     10.127         --
   Venture III No. of
      Units                   --         --     13,126     14,992     20,799     27,023     30,370     34,337     20,731         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     19.346     18.832     16.968     16.348     14.830     12.500         --         --
   Value at End of
      Year                    --         --     12.434     19.346     18.832     16.968     16.348     14.830         --         --
   Venture III No. of
      Units                   --         --     93,516    103,523    108,797     99,196     51,466     10,306         --         --
GLOBAL BOND TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                21.411     18.863     20.077     18.620     17.981     19.559     18.037     15.891     13.449     13.259
   Value at End of
      Year                23.230     21.411     18.863     20.077     18.620     17.981     19.559     18.037     15.891     13.449
   Venture III No. of
      Units               62,984     68,647     65,096     72,830     87,463    123,116    141,559    135,305    122,886      8,068
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                20.083     17.702     18.851     17.491     16.900     18.392     16.970     14.958     12.666     12.500
   Value at End of
      Year                21.779     20.083     17.702     18.851     17.491     16.900     18.392     16.970     14.958     12.666
   Venture III No. of
      Units               97,934    112,798     85,044    155,798     93,302    116,053    151,103    141,883    159,585      1,821
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                19.831     17.506     18.671     17.350     16.788     18.298     16.909     14.926     12.658     12.500
   Value at End of
      Year                21.474     19.831     17.506     18.671     17.350     16.788     18.298     16.909     14.926     12.658
   Venture III No. of
      Units                5,142      4,715      5,344      5,850      6,126      6,703     14,147     12,385      9,637      1,821
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                19.748     17.442     18.611     17.303     16.751     18.267     16.888     14.916     12.655     12.500
   Value at End of
      Year                21.373     19.748     17.442     18.611     17.303     16.751     18.267     16.888     14.916     12.655
   Venture III No. of
      Units               25,552     34,277     23,300     17,567     22,402     32,345     31,689     36,711     43,687      4,688
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                19.872     17.546     18.711     17.397     16.833     18.332     16.932     14.947     13.066         --
   Value at End of
      Year                21.526     19.872     17.546     18.711     17.397     16.833     18.332     16.932     14.947         --
   Venture III No. of
      Units            2,298,317  2,570,103  2,597,753  3,609,284  3,567,522  2,482,846  1,609,236    862,965    266,414         --
   NY Venture III No.
      of Units           162,999    180,857    172,455    242,358    200,869     94,948     43,981     18,393     17,778         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                18.939     16.731     17.850     16.606     16.075     17.515     16.186     14.295     12.500         --
   Value at End of
      Year                20.505     18.939     16.731     17.850     16.606     16.075     17.515     16.186     14.295         --
   Venture III No. of
      Units              274,321    257,784    318,659    293,695    346,195    577,708    551,915    592,595    207,523         --
   NY Venture III No.
      of Units            69,532     80,751     79,471     91,642    133,171    102,785     91,274     44,080     73,987         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                18.724     16.565     17.700     16.491     15.987     17.446     16.146     14.282     12.500         --
   Value at End of
      Year                20.241     18.724     16.565     17.700     16.491     15.987     17.446     16.146     14.282         --
   Venture III No. of
      Units            1,585,940  1,777,407  1,794,321  2,634,752  2,298,488  1,552,367    793,677    263,005      9,637         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                18.652     16.510     17.650     16.452     15.958     17.423     16.133     14.277     12.500         --
   Value at End of
      Year                20.154     18.652     16.510     17.650     16.452     15.958     17.423     16.133     14.277         --
   Venture III No. of
      Units               24,958     34,583     41,707     35,386     43,793     74,572    105,122     99,515     51,802         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.367     13.622     14.585     13.615     13.226     14.462     13.412     12.500         --         --
   Value at End of
      Year                16.579     15.367     13.622     14.585     13.615     13.226     14.462     13.412         --         --
   Venture III No. of
      Units              106,038    131,136    146,408    119,230    124,943    116,178     80,275     59,221         --         --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                19.309     14.943     25.131     25.215     21.304     19.560     17.329     13.822     17.372     18.932
   Value at End of
      Year                20.467     19.309     14.943     25.131     25.215     21.304     19.560     17.329     13.822     17.372
   Venture III No. of
      Units               35,933     39,007     41,785     44,994     54,289     71,685    103,717    132,638    153,924     68,230
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.579      9.740     16.389     16.452     13.907     12.775     11.324      9.036     11.363     12.500
   Value at End of
      Year                13.327     12.579      9.740     16.389     16.452     13.907     12.775     11.324      9.036     11.363
   Venture III No. of
      Units               30,960     34,883     40,834     54,127     48,509     93,754    118,180    124,289    174,250      1,126
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.421      9.632     16.232     16.318     13.815     12.709     11.283      9.017     11.356     12.500
   Value at End of
      Year                13.140     12.421      9.632     16.232     16.318     13.815     12.709     11.283      9.017     11.356
   Venture III No. of
      Units                  915        913        919        905      2,729      9,186      9,095     17,187     18,265      1,126
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.369      9.596     16.180     16.274     13.784     12.688     11.269      9.011     11.353     12.500
   Value at End of
      Year                13.078     12.369      9.596     16.180     16.274     13.784     12.688     11.269      9.011     11.353
   Venture III No. of
      Units               83,305     83,671     83,852     88,763     90,599     97,354    112,476    100,494     93,038     14,279
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.026     10.876     18.321     18.425     15.597     14.349     12.737     10.178     12.324         --
   Value at End of
      Year                14.838     14.026     10.876     18.321     18.425     15.597     14.349     12.737     10.178         --
   Venture III No. of
      Units              153,081    160,988    187,231    249,795    410,093    440,210    328,873    237,217    109,336         --
   NY Venture III No.
      of Units             9,312      9,066     10,889     18,700     22,399     12,723      9,161      4,890      6,453         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.171     10.995     18.529     18.645     15.790     14.534     12.908     10.319     12.500         --
   Value at End of
      Year                14.985     14.171     10.995     18.529     18.645     15.790     14.534     12.908     10.319         --
   Venture III No. of
      Units              118,519    129,485    147,958    182,095    255,941    323,448    358,860    338,502    215,905         --
   NY Venture III No.
      of Units            28,497     26,480     27,953     33,500     38,474     53,562     30,068     15,472     15,985         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.010     10.886     18.373     18.516     15.704     14.477     12.876     10.310     12.500         --
   Value at End of
      Year                14.792     14.010     10.886     18.373     18.516     15.704     14.477     12.876     10.310         --
   Venture III No. of
      Units               79,379     92,113    111,747    150,702    176,574    189,376    131,024     76,294     18,265         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.956     10.849     18.322     18.473     15.676     14.458     12.866     10.306     12.500         --
   Value at End of
      Year                14.728     13.956     10.849     18.322     18.473     15.676     14.458     12.866     10.306         --
   Venture III No. of
      Units               17,575     19,267     18,856     21,387     28,756     33,789     42,942     40,555     25,931         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.195     12.609     21.324     21.533     18.300     16.903     15.065     12.500         --         --
   Value at End of
      Year                17.065     16.195     12.609     21.324     21.533     18.300     16.903     15.065         --         --
   Venture III No. of
      Units                6,477     10,873     16,229     18,366     23,333     15,693      9,974      4,657         --         --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited 8-04-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     13.915     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.934     13.915         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --      9,707     19,667         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     13.901     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.885     13.901         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --        142        143         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     13.915     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.934     13.915         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --      9,707     19,667         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     13.901     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.885     13.901         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --        142        143         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     13.893     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.856     13.893         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --         --         --         --         --
HEALTH SCIENCES TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                17.799     13.728     19.911     17.203     16.137     14.564     12.841      9.583     13.391     12.787
   Value at End of
      Year                20.256     17.799     13.728     19.911     17.203     16.137     14.564     12.841      9.583     13.391
   Venture III No. of
      Units               73,028     94,987    108,300    139,073    211,460    286,983    373,518    522,566    543,042    207,903
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                17.463     13.476     19.555     16.904     15.865     14.325     12.637      9.436     13.191     12.500
   Value at End of
      Year                19.865     17.463     13.476     19.555     16.904     15.865     14.325     12.637      9.436     13.191
   Venture III No. of
      Units               74,013     83,995     98,415    181,030    219,928    265,282    342,683    350,008    339,355      3,599
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                17.244     13.327     19.368     16.768     15.760     14.252     12.591      9.416     13.183     12.500
   Value at End of
      Year                19.586     17.244     13.327     19.368     16.768     15.760     14.252     12.591      9.416     13.183
   Venture III No. of
      Units                2,660      2,032      2,051      3,138      5,943      6,542      5,453     12,004     14,361      3,599
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                17.172     13.277     19.306     16.722     15.725     14.227     12.576      9.409     13.180     12.500
   Value at End of
      Year                19.494     17.172     13.277     19.306     16.722     15.725     14.227     12.576      9.409     13.180
   Venture III No. of
      Units               28,662     35,999     39,210     65,245    103,457    117,394    145,164    165,233    176,335     46,697
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.453     13.487     19.606     16.973     15.952     14.424     12.747      9.535     11.223         --
   Value at End of
      Year                19.823     17.453     13.487     19.606     16.973     15.952     14.424     12.747      9.535         --
   Venture III No. of
      Units              465,299    532,512    598,792    740,503    861,464  1,011,800  1,089,573    772,102    299,587         --
   NY Venture III No.
      of Units            29,606     38,413     37,750     46,740     58,061     58,297     51,998     42,899      8,334         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                19.364     14.972     21.774     18.860     17.734     16.043     14.185     10.616     12.500         --
   Value at End of
      Year                21.982     19.364     14.972     21.774     18.860     17.734     16.043     14.185     10.616         --
   Venture III No. of
      Units              171,607    185,420    216,480    317,472    463,291    550,178    605,996    587,894    255,642         --
   NY Venture III No.
      of Units            54,987     61,064     81,999     89,384    126,020    134,034    128,574     67,695     33,548         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                19.143     14.823     21.591     18.729     17.637     15.980     14.150     10.606     12.500         --
   Value at End of
      Year                21.699     19.143     14.823     21.591     18.729     17.637     15.980     14.150     10.606         --
   Venture III No. of
      Units              277,824    293,961    327,790    410,361    514,020    588,658    541,226    310,055     14,361         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                19.070     14.774     21.530     18.686     17.605     15.959     14.139     10.602     12.500         --
   Value at End of
      Year                21.606     19.070     14.774     21.530     18.686     17.605     15.959     14.139     10.602         --
   Venture III No. of
      Units               30,546     39,825     41,912     48,874     80,698    124,753    123,486    134,349     58,653         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                20.040     15.549     22.694     19.725     18.612     16.897     14.993     12.500         --         --
   Value at End of
      Year                22.671     20.040     15.549     22.694     19.725     18.612     16.897     14.993         --         --
   Venture III No. of
      Units               29,996     20,476     31,875     21,524     45,858     63,089     59,654     40,234         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
HIGH INCOME TRUST (MERGED INTO HIGH YIELD TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.448      6.391     11.517     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.531     11.448      6.391     11.517         --         --         --         --         --         --
   Venture III No. of
      Units              270,659    294,016     99,022      3,829         --         --         --         --         --         --
   NY Venture III No.
      of Units             1,376      2,735         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.433      6.385     11.947     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.508     11.433      6.385     11.947         --         --         --         --         --         --
   Venture III No. of
      Units               58,372     66,585     19,968         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             3,789     22,269         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                11.387      6.369     11.501     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.439     11.387      6.369     11.501         --         --         --         --         --         --
   Venture III No. of
      Units              137,335    168,091      7,955        838         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.372      6.364     11.498     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.417     11.372      6.364     11.498         --         --         --         --         --         --
   Venture III No. of
      Units               13,063     31,093      1,720      1,728         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                11.327     11.919         --     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.348     11.327         --     11.919         --         --         --         --         --         --
   Venture III No. of
      Units               24,486     12,009         --         --         --         --         --         --         --         --
HIGH YIELD TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                17.700     11.646     16.799     16.805     15.479     15.175     13.892     11.348     12.389     12.879
   Value at End of
      Year                19.810     17.700     11.646     16.799     16.805     15.479     15.175     13.892     11.348     12.389
   Venture III No. of
      Units               94,880    138,321    109,735    124,505    181,294    241,663    343,184    572,282    426,440    177,553
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                17.057     11.229     16.206     16.220     14.947     14.661     13.428     10.975     11.987     12.500
   Value at End of
      Year                19.081     17.057     11.229     16.206     16.220     14.947     14.661     13.428     10.975     11.987
   Venture III No. of
      Units               90,899    104,699     94,123    108,487    148,760    219,258    334,866    400,190    256,238      3,624
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                16.843     11.104     16.050     16.089     14.849     14.586     13.379     10.952     11.980     12.500
   Value at End of
      Year                18.814     16.843     11.104     16.050     16.089     14.849     14.586     13.379     10.952     11.980
   Venture III No. of
      Units               54,269     55,040     50,618     44,319     50,468     51,756     61,876     58,692     54,491      3,624
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.773     11.063     15.999     16.045     14.816     14.561     13.363     10.944     11.977     12.500
   Value at End of
      Year                18.725     16.773     11.063     15.999     16.045     14.816     14.561     13.363     10.944     11.977
   Venture III No. of
      Units               35,129     56,331     36,675     42,720     54,964     70,122    150,394    231,535    152,818     23,587
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.511     11.533     16.679     16.730     15.428     15.146     13.891     11.371     12.142         --
   Value at End of
      Year                12.531     17.511     11.533     16.679     16.730     15.428     15.146     13.891     11.371         --
   Venture III No. of
      Units            1,281,819  1,553,535  1,221,562  1,061,694  1,564,435  1,797,146  2,120,483  1,762,068    284,891         --
   NY Venture III No.
      of Units            43,338     67,234     63,659     81,199    104,589    126,053    163,790    175,755     16,234         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.959     11.834     17.123     17.184     15.855     15.572     14.289     11.702     12.500         --
   Value at End of
      Year                12.508     17.959     11.834     17.123     17.184     15.855     15.572     14.289     11.702         --
   Venture III No. of
      Units              240,942    255,368    246,498    365,731    482,504    646,754  1,098,262  1,233,595    310,509         --
   NY Venture III No.
      of Units            27,343     33,647     39,456     54,861     89,565    100,941    171,945    143,636     43,415         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                17.755     11.717     16.979     17.065     15.769     15.510     14.254     11.691     12.500         --
   Value at End of
      Year                12.439     17.755     11.717     16.979     17.065     15.769     15.510     14.254     11.691         --
   Venture III No. of
      Units              619,162    721,689    481,502    475,768    696,966    800,087    872,757    542,096     54,491         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                17.687     11.678     16.931     17.026     15.740     15.490     14.243     11.688     12.500         --
   Value at End of
      Year                12.417     17.687     11.678     16.931     17.026     15.740     15.490     14.243     11.688         --
   Venture III No. of
      Units               48,507     46,751     35,617     42,985     55,007     62,867    118,927    161,852     39,407         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.881     11.163     16.208     16.324     15.113     14.896     13.717     12.500         --         --
   Value at End of
      Year                12.348     16.881     11.163     16.208     16.324     15.113     14.896     13.717         --         --
   Venture III No. of
      Units               48,036     74,841     58,408     56,233     77,223     96,377    178,225     73,648         --         --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --     22.100     22.223     20.790     20.087     18.972     15.249     18.441     18.679
   Value at End of
      Year                    --         --     15.188     22.100     22.223     20.790     20.087     18.972     15.249     18.441
   Venture III No. of
      Units                   --         --    123,923    175,383    235,083    296,296    374,814    361,461    315,040     79,229
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --     14.685     14.774     13.829     13.367     12.632     10.158     12.290     12.500
   Value at End of
      Year                    --         --     10.087     14.685     14.774     13.829     13.367     12.632     10.158     12.290
   Venture III No. of
      Units                   --         --    154,202    209,366    281,201    335,218    511,095    443,764    448,378      7,959
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     14.544     14.655     13.737     13.299     12.586     10.137     12.283     12.500
   Value at End of
      Year                    --         --      9.975     14.544     14.655     13.737     13.299     12.586     10.137     12.283
   Venture III No. of
      Units                   --         --        614      3,237      7,589     11,416     17,097     23,174     27,012      7,959
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     14.498     14.615     13.707     13.276     12.571     10.129     12.280     12.500
   Value at End of
      Year                    --         --      9.938     14.498     14.615     13.707     13.276     12.571     10.129     12.280
   Venture III No. of
      Units                   --         --     44,884     54,979     67,816    100,800    162,405    159,514    157,833     47,904
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     15.008     15.122     14.179     13.730     12.995     10.461     12.066         --
   Value at End of
      Year                    --         --     10.299     15.008     15.122     14.179     13.730     12.995     10.461         --
   Venture III No. of
      Units                   --         --    842,168  1,161,731  1,379,833  1,597,506  1,816,378  1,187,425    299,598         --
   NY Venture III No.
      of Units                --         --     60,263     73,901     90,859     94,668     87,863     50,556     21,089         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     15.505     15.630     14.663     14.206     13.452     10.834     12.500         --
   Value at End of
      Year                    --         --     10.635     15.505     15.630     14.663     14.206     13.452     10.834         --
   Venture III No. of
      Units                   --         --    437,869    621,429    780,201    943,761  1,149,939  1,027,704    389,937         --
   NY Venture III No.
      of Units                --         --    101,570    143,920    218,821    253,761    224,293    107,445     42,937         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     15.374     15.522     14.583     14.149     13.419     10.824     12.500         --
   Value at End of
      Year                    --         --     10.529     15.374     15.522     14.583     14.149     13.419     10.824         --
   Venture III No. of
      Units                   --         --    495,341    621,431    805,475    917,091  1,196,450    534,443     27,012         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     15.331     15.486     14.557     14.131     13.408     10.821     12.500         --
   Value at End of
      Year                    --         --     10.494     15.331     15.486     14.557     14.131     13.408     10.821         --
   Venture III No. of
      Units                   --         --     51,780     77,487     91,076    124,401    159,627    144,050     57,010         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     16.385     16.576     15.604     15.171     14.416     12.500         --         --
   Value at End of
      Year                    --         --     11.199     16.385     16.576     15.604     15.171     14.416         --         --
   Venture III No. of
      Units                   --         --     44,349     48,178     71,569     76,555     91,542     56,698         --         --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                13.981     11.980     19.845     18.109     14.755     12.937     11.378      8.879     11.527     12.213
   Value at End of
      Year                15.069     13.981     11.980     19.845     18.109     14.755     12.937     11.378      8.879     11.527
   Venture III No. of
      Units               25,329     27,209     33,232     42,193     66,919     99,150    122,226    140,930    131,348     35,653
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                14.055     12.050     19.971     18.233     14.863     13.038     11.473      8.958     11.635     12.500
   Value at End of
      Year                15.142     14.055     12.050     19.971     18.233     14.863     13.038     11.473      8.958     11.635
   Venture III No. of
      Units               42,980     45,727     63,356     75,565     87,303     88,700    136,031    154,065    176,546      1,577
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                13.878     11.917     19.779     18.085     14.765     12.971     11.432      8.939     11.628     12.500
   Value at End of
      Year                14.929     13.878     11.917     19.779     18.085     14.765     12.971     11.432      8.939     11.628
   Venture III No. of
      Units               16,766     16,742     16,972     17,451     17,510     18,995     20,912     25,089     28,119      1,577

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.820     11.872     19.716     18.036     14.732     12.949     11.418      8.933     11.625     12.500
   Value at End of
      Year                14.859     13.820     11.872     19.716     18.036     14.732     12.949     11.418      8.933     11.625
   Venture III No. of
      Units               17,298     24,288     35,383     35,969     42,894     51,870     67,431     76,243     81,325     27,818
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.507     13.301     22.088     20.208     16.485     14.484     12.765      9.963     12.868         --
   Value at End of
      Year                16.684     15.507     13.301     22.088     20.208     16.485     14.484     12.765      9.963         --
   Venture III No. of
      Units              413,189    438,218    452,078    561,368    535,764    488,083    509,688    450,208    176,920         --
   NY Venture III No.
      of Units            24,173     20,290     19,159     24,593     19,747      8,135      8,907      4,807     14,269         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.006     12.878     21.396     19.584     15.984     14.051     12.390      9.675     12.500         --
   Value at End of
      Year                16.137     15.006     12.878     21.396     19.584     15.984     14.051     12.390      9.675         --
   Venture III No. of
      Units              185,120    197,512    205,207    259,931    267,642    329,380    395,719    422,409    284,865         --
   NY Venture III No.
      of Units            11,533     19,816     19,650     25,286     45,979     17,799     19,936     16,892     12,367         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.835     12.750     21.216     19.449     15.897     13.995     12.360      9.666     12.500         --
   Value at End of
      Year                15.929     14.835     12.750     21.216     19.449     15.897     13.995     12.360      9.666         --
   Venture III No. of
      Units              184,173    206,713    219,556    270,034    174,590    125,223    133,773    101,503     28,119         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.778     12.708     21.156     19.404     15.868     13.977     12.350      9.663     12.500         --
   Value at End of
      Year                15.861     14.778     12.708     21.156     19.404     15.868     13.977     12.350      9.663         --
   Venture III No. of
      Units                9,444     10,680     16,468     34,349     31,196     43,834     65,951     75,853     70,786         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                19.315     16.634     27.734     25.475     20.865     18.405     16.287     12.500         --         --
   Value at End of
      Year                20.699     19.315     16.634     27.734     25.475     20.865     18.405     16.287         --         --
   Venture III No. of
      Units                3,740      4,038      3,188      4,874      5,219      8,058      6,902      6,302         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                17.410     12.840     23.540     20.736     16.799     14.645     12.500         --         --         --
   Value at End of
      Year                18.987     17.410     12.840     23.540     20.736     16.799     14.645         --         --         --
   Venture III No. of
      Units               27,372     18,352     28,702     31,322     50,827     37,794     51,643         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                17.361     12.810     23.497     20.709     16.785     14.640     12.500         --         --         --
   Value at End of
      Year                18.924     17.361     12.810     23.497     20.709     16.785     14.640         --         --         --
   Venture III No. of
      Units               52,224     40,111     43,214     49,610     93,238     96,260    137,510         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                17.214     12.720     23.369     20.626     16.743     14.625     12.500         --         --         --
   Value at End of
      Year                18.736     17.214     12.720     23.369     20.626     16.743     14.625         --         --         --
   Venture III No. of
      Units                  653        622        641        580      1,260      1,690      1,250         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                17.166     12.691     23.326     20.599     16.729     14.620     12.500         --         --         --
   Value at End of
      Year                18.674     17.166     12.691     23.326     20.599     16.729     14.620         --         --         --
   Venture III No. of
      Units               22,476     19,871     21,290     24,239     33,724     26,017     24,487         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.202     12.720     23.364     20.627     16.740     14.621     12.500         --         --         --
   Value at End of
      Year                18.734     17.202     12.720     23.364     20.627     16.740     14.621         --         --         --
   Venture III No. of
      Units              279,449    117,910    140,317    187,505    448,041    403,664    337,941         --         --         --
   NY Venture III No.
      of Units            35,361     16,412     16,663     20,912     31,002     36,615     25,103         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.153     12.690     23.321     20.599     16.726     14.617     12.500         --         --         --
   Value at End of
      Year                18.672     17.153     12.690     23.321     20.599     16.726     14.617         --         --         --
   Venture III No. of
      Units              191,891    106,620    123,135    147,438    227,017    335,510    358,653         --         --         --
   NY Venture III No.
      of Units            80,237     38,510     40,425     47,963     49,272     45,556     48,108         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                17.008     12.602     23.193     20.517     16.685     14.602     12.500         --         --         --
   Value at End of
      Year                18.486     17.008     12.602     23.193     20.517     16.685     14.602         --         --         --
   Venture III No. of
      Units              199,749     93,822    106,406    175,723    247,228    255,295    218,106         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.960     12.573     23.151     20.490     16.671     14.597     12.500         --         --         --
   Value at End of
      Year                18.424     16.960     12.573     23.151     20.490     16.671     14.597         --         --         --
   Venture III No. of
      Units               15,954      6,135      7,862     15,379     19,667     21,823     42,376         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.816     12.485     23.024     20.409     16.630     14.583     12.500         --         --         --
   Value at End of
      Year                18.241     16.816     12.485     23.024     20.409     16.630     14.583         --         --         --
   Venture III No. of
      Units               12,418      8,149      8,260     10,051     14,557     11,860      9,318         --         --         --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.432     10.688     22.026     18.698     15.342     12.500         --         --         --         --
   Value at End of
      Year                16.097     14.432     10.688     22.026     18.698     15.342         --         --         --         --
   Venture III No. of
      Units              320,555    309,802    399,955    597,292    357,911    144,781         --         --         --         --
   NY Venture III No.
      of Units            19,513     19,242     20,508     23,719     11,821      1,006         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.398     10.669     21.997     18.683     15.336     12.500         --         --         --         --
   Value at End of
      Year                16.051     14.398     10.669     21.997     18.683     15.336         --         --         --         --
   Venture III No. of
      Units               69,584     87,112     94,603    128,635     86,504     56,591         --         --         --         --
   NY Venture III No.
      of Units            11,808     11,690     13,649     16,222     30,299      6,025         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.297     10.610     21.909     18.636     15.321     12.500         --         --         --         --
   Value at End of
      Year                15.915     14.297     10.610     21.909     18.636     15.321         --         --         --         --
   Venture III No. of
      Units              167,350    185,212    186,655    251,802    199,270     53,237         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.264     10.591     21.880     18.621     15.316     12.500         --         --         --         --
   Value at End of
      Year                15.870     14.264     10.591     21.880     18.621     15.316         --         --         --         --
   Venture III No. of
      Units               42,155     44,466     40,134     41,955     16,569      6,809         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.164     10.533     21.793     18.575     15.301     12.500         --         --         --         --
   Value at End of
      Year                15.736     14.164     10.533     21.793     18.575     15.301         --         --         --         --
   Venture III No. of
      Units                2,368      4,578     13,141     14,026      9,436     30,054         --         --         --         --
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --     27.647     25.523     20.314     18.756     15.751     10.334     12.617     13.368
   Value at End of
      Year                    --         --     12.785     27.647     25.523     20.314     18.756     15.751     10.334     12.617
   Venture III No. of
      Units                   --         --     32,179     39,408     36,757     47,391     64,365     59,349     57,816     13,083
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --     25.534     23.584     18.780     17.348     14.576      9.568     11.687     12.500
   Value at End of
      Year                    --         --     11.802     25.534     23.584     18.780     17.348     14.576      9.568     11.687
   Venture III No. of
      Units                   --         --     26,356     28,167     30,668     31,531     46,825     41,942     27,695        321
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     25.289     23.393     18.656     17.259     14.523      9.548     11.680     12.500
   Value at End of
      Year                    --         --     11.671     25.289     23.393     18.656     17.259     14.523      9.548     11.680
   Venture III No. of
      Units                   --         --        442        687        901      1,169      3,085      9,655      9,734        321
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     25.208     23.330     18.615     17.230     14.506      9.541     11.678     12.500
   Value at End of
      Year                    --         --     11.628     25.208     23.330     18.615     17.230     14.506      9.541     11.678
   Venture III No. of
      Units                   --         --     14,433     16,309     17,116     84,068     21,580     28,195     49,057     11,321
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     27.071     25.045     19.961     18.468     15.535     10.207     12.923         --
   Value at End of
      Year                    --         --     12.485     27.071     25.045     19.961     18.468     15.535     10.207         --
   Venture III No. of
      Units                   --         --    348,831    530,150    523,687    551,672    508,429    316,160    137,846         --
   NY Venture III No.
      of Units                --         --     23,705     23,128     29,375     25,055     22,890      7,350      4,073         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     26.111     24.169     19.272     17.840     15.014      9.869     12.500         --
   Value at End of
      Year                    --         --     12.036     26.111     24.169     19.272     17.840     15.014      9.869         --
   Venture III No. of
      Units                   --         --     75,508    127,573    134,362    172,609    234,775    276,036     78,980         --
   NY Venture III No.
      of Units                --         --     59,847     60,222     69,857     77,841     84,383     35,182      4,421         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     25.891     24.001     19.167     17.770     14.977      9.860     12.500         --
   Value at End of
      Year                    --         --     11.917     25.891     24.001     19.167     17.770     14.977      9.860         --
   Venture III No. of
      Units                   --         --    204,229    314,851    325,857    333,776    354,469    157,210      9,734         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     25.818     23.946     19.133     17.746     14.965      9.857     12.500         --
   Value at End of
      Year                    --         --     11.877     25.818     23.946     19.133     17.746     14.965      9.857         --
   Venture III No. of
      Units                   --         --     26,131     29,045     26,277     43,454     69,407     66,406     46,421         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     30.826     28.634     22.912     21.284     17.975     12.500         --         --
   Value at End of
      Year                    --         --     14.160     30.826     28.634     22.912     21.284     17.975         --         --
   Venture III No. of
      Units                   --         --     10,831     14,624     19,159     25,876     28,603     14,669         --         --
INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                12.261     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.798     12.261         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               30,995     39,339         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.260     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.790     12.260         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               25,253     25,234         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.257     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.765     12.257         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                4,264      4,278         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.257     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.756     12.257         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               10,922     38,419         --         --         --         --         --         --         --         --
INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.261     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.768     12.261         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              359,168    455,398         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            36,002     35,197         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.260     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.760     12.260         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               93,326    104,807         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            77,552     81,698         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.257     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.735     12.257         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              259,476    304,642         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.257     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.727     12.257         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               24,418     27,175         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.254     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.702     12.254         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               23,617     31,211         --         --         --         --         --         --         --         --
INTERNATIONAL VALUE TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                16.194     12.126     21.503     19.961     15.659     14.401     12.045      8.453     10.460     10.763
   Value at End of
      Year                17.201     16.194     12.126     21.503     19.961     15.659     14.401     12.045      8.453     10.460
   Venture III No. of
      Units              148,932    160,848    192,381    265,433    350,485    417,916    377,884    383,809    345,356     61,580

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                18.455     13.826     24.530     22.783     17.881     16.453     13.769      9.668     11.969     12.500
   Value at End of
      Year                19.593     18.455     13.826     24.530     22.783     17.881     16.453     13.769      9.668     11.969
   Venture III No. of
      Units              142,663    151,741    184,011    232,842    304,004    348,919    283,755    286,750    288,965      4,571
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                18.224     13.673     24.295     22.598     17.763     16.369     13.719      9.647     11.961     12.500
   Value at End of
      Year                19.318     18.224     13.673     24.295     22.598     17.763     16.369     13.719      9.647     11.961
   Venture III No. of
      Units               23,688     23,369     25,443     21,454     24,927     29,355      7,261      9,676     13,226      4,571
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                18.147     13.622     24.217     22.537     17.724     16.341     13.703      9.640     11.959     12.500
   Value at End of
      Year                19.227     18.147     13.622     24.217     22.537     17.724     16.341     13.703      9.640     11.959
   Venture III No. of
      Units               43,920     44,544     56,512     64,452     89,461    126,013    104,824    116,289     97,258     12,424
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                19.501     14.622     25.995     24.168     19.006     17.516     14.672     10.321     13.195         --
   Value at End of
      Year                20.672     19.501     14.622     25.995     24.168     19.006     17.516     14.672     10.321         --
   Venture III No. of
      Units              952,801  1,037,974  1,203,720  1,636,467  2,136,477  2,365,952  1,963,880  1,169,969    396,766         --
   NY Venture III No.
      of Units            82,185     77,235     87,033    113,646    113,836    111,421     65,522     48,600     56,165         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                18.404     13.806     24.557     22.843     17.972     16.571     13.888      9.774     12.500         --
   Value at End of
      Year                19.499     18.404     13.806     24.557     22.843     17.972     16.571     13.888      9.774         --
   Venture III No. of
      Units              486,616    538,954    619,508    859,755  1,275,306  1,778,386  1,776,210  1,735,805    872,145         --
   NY Venture III No.
      of Units           103,590    121,726    138,836    167,119    219,452    274,198    239,822    155,887     40,129         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                18.194     13.669     24.350     22.685     17.875     16.506     13.854      9.765     12.500         --
   Value at End of
      Year                19.248     18.194     13.669     24.350     22.685     17.875     16.506     13.854      9.765         --
   Venture III No. of
      Units              577,126    634,000    741,351    951,421  1,309,416  1,308,769  1,011,065    524,999     13,226         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                18.125     13.624     24.282     22.632     17.842     16.484     13.842      9.762     12.500         --
   Value at End of
      Year                19.165     18.125     13.624     24.282     22.632     17.842     16.484     13.842      9.762         --
   Venture III No. of
      Units               54,659     58,036     67,849    170,936    202,221    247,003    151,299    168,196     97,871         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                22.427     16.883     30.136     28.131     22.211     20.551     17.283     12.500         --         --
   Value at End of
      Year                23.679     22.427     16.883     30.136     28.131     22.211     20.551     17.283         --         --
   Venture III No. of
      Units               24,783     30,129     42,042     97,883    127,272    120,713     62,710     38,651         --         --
INVESTMENT QUALITY BOND TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                19.671     17.784     18.389     17.604     17.279     17.177     16.662     15.784     14.596     14.549
   Value at End of
      Year                20.791     19.671     17.784     18.389     17.604     17.279     17.177     16.662     15.784     14.596
   Venture III No. of
      Units               41,622     32,683     41,664     57,965     69,304     95,627    168,152    199,382    241,676     79,417
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                16.845     15.237     15.763     15.098     14.827     14.747     14.312     13.564     12.550     12.500
   Value at End of
      Year                17.796     16.845     15.237     15.763     15.098     14.827     14.747     14.312     13.564     12.550
   Venture III No. of
      Units               59,262     58,637     75,191     79,167    101,409    145,901    203,908    281,029    338,463     36,249
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                16.634     15.069     15.612     14.975     14.729     14.671     14.260     13.535     12.542     12.500
   Value at End of
      Year                17.546     16.634     15.069     15.612     14.975     14.729     14.671     14.260     13.535     12.542
   Venture III No. of
      Units                4,966      4,989      5,902      7,421      7,248      7,439     11,049     13,473     25,767     36,249
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.564     15.013     15.562     14.935     14.696     14.646     14.243     13.526     12.539     12.500
   Value at End of
      Year                17.464     16.564     15.013     15.562     14.935     14.696     14.646     14.243     13.526     12.539
   Venture III No. of
      Units               31,720     38,454     49,736     94,249    103,652    119,558    147,811    164,404    223,041     70,365
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.496     14.947     15.478     14.857     14.613     14.560     14.145     13.410     12.572         --
   Value at End of
      Year                17.410     16.496     14.947     15.478     14.857     14.613     14.560     14.145     13.410         --
   Venture III No. of
      Units            1,523,401  1,788,106  1,888,832  2,683,110  2,448,788  1,409,281    788,314    688,538    287,878         --
   NY Venture III No.
      of Units           477,783    508,980    488,690    732,403    689,638    401,675     46,103     38,438     36,633         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.338     14.811     15.345     14.737     14.502     14.457     14.052     13.329     12.500         --
   Value at End of
      Year                17.235     16.338     14.811     15.345     14.737     14.502     14.457     14.052     13.329         --
   Venture III No. of
      Units              224,594    244,788    265,781    322,493    396,365    503,001    789,728    900,531    419,580         --
   NY Venture III No.
      of Units            70,579     71,797     66,044     98,014     87,768    117,279     82,884     69,069    127,399         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                16.152     14.665     15.216     14.635     14.423     14.400     14.018     13.316     12.500         --
   Value at End of
      Year                17.013     16.152     14.665     15.216     14.635     14.423     14.400     14.018     13.316         --
   Venture III No. of
      Units              971,921  1,087,041  1,006,690  1,455,125  1,379,440    742,543    424,978    261,061     25,767         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.091     14.616     15.173     14.602     14.397     14.381     14.007     13.312     12.500         --
   Value at End of
      Year                16.940     16.091     14.616     15.173     14.602     14.397     14.381     14.007     13.312         --
   Venture III No. of
      Units               22,573     21,807     22,659     47,538     68,692     59,544     85,289    137,550     78,495         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.479     13.172     13.695     13.198     13.033     13.038     12.718     12.500         --         --
   Value at End of
      Year                15.220     14.479     13.172     13.695     13.198     13.033     13.038     12.718         --         --
   Venture III No. of
      Units               47,167     42,354     45,345     37,746     40,606     35,487     33,403     15,991         --         --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --     15.587     14.925     12.107     15.951     17.312
   Value at End of
      Year                    --         --         --         --         --     15.370     15.587     14.925     12.107     15.951
   Venture III No. of
      Units                   --         --         --         --         --    265,189    347,545    379,071    420,217    109,977
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --     11.162     10.694      8.679     11.440     12.500
   Value at End of
      Year                    --         --         --         --         --     11.001     11.162     10.694      8.679     11.440
   Venture III No. of
      Units                   --         --         --         --         --    344,821    535,598    620,112    672,721      9,276
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --     11.105     10.655      8.660     11.433     12.500
   Value at End of
      Year                    --         --         --         --         --     10.929     11.105     10.655      8.660     11.433
   Venture III No. of
      Units                   --         --         --         --         --     19,012     30,300     45,555     47,632      9,276
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     11.086     10.642      8.654     11.430     12.500
   Value at End of
      Year                    --         --         --         --         --     10.905     11.086     10.642      8.654     11.430
   Venture III No. of
      Units                   --         --         --         --         --    226,691    254,429    251,384    370,673     40,103
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-06) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     12.285     11.783      9.565     11.841         --
   Value at End of
      Year                    --         --         --         --         --     12.082     12.285     11.783      9.565         --
   Venture III No. of
      Units                   --         --         --         --         --  1,329,866  1,476,772  1,240,492    437,895         --
   NY Venture III No.
      of Units                --         --         --         --         --     88,515     86,595     59,592     48,413         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     12.952     12.429     10.094     12.500         --
   Value at End of
      Year                    --         --         --         --         --     12.731     12.952     12.429     10.094         --
   Venture III No. of
      Units                   --         --         --         --         --  1,053,481  1,213,022  1,301,240    635,202         --
   NY Venture III No.
      of Units                --         --         --         --         --    358,362    398,919    325,705     54,024         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     12.901     12.398     10.085     12.500         --
   Value at End of
      Year                    --         --         --         --         --     12.662     12.901     12.398     10.085         --
   Venture III No. of
      Units                   --         --         --         --         --    568,378    611,324     45,555     13,459         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     12.884     12.388     10.081     12.500         --
   Value at End of
      Year                    --         --         --         --         --     12.639     12.884     12.388     10.081         --
   Venture III No. of
      Units                   --         --         --         --         --     89,460    101,051    135,004     90,514         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     15.214     14.651     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     14.903     15.214     14.651         --         --
   Venture III No. of
      Units                   --         --         --         --         --     45,580     32,842     26,494         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.736      9.139     15.403     15.464     13.772     12.500         --         --         --         --
   Value at End of
      Year                13.107     11.736      9.139     15.403     15.464     13.772         --         --         --         --
   Venture III No. of
      Units              129,179    145,695    159,381    210,981      9,102      3,117         --         --         --         --
   NY Venture III No.
      of Units             4,570      4,792      5,036      3,523         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.709      9.122     15.383     15.451     13.767     12.500         --         --         --         --
   Value at End of
      Year                13.070     11.709      9.122     15.383     15.451     13.767         --         --         --         --
   Venture III No. of
      Units              127,825    142,239    177,696    249,447      8,948      3,843         --         --         --         --
   NY Venture III No.
      of Units             9,730      9,730     11,893     10,966        175        176         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                11.627      9.072     15.321     15.413     13.753     12.500         --         --         --         --
   Value at End of
      Year                12.960     11.627      9.072     15.321     15.413     13.753         --         --         --         --
   Venture III No. of
      Units               63,617     69,499     91,289    139,843      6,203      3,601         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                11.600      9.056     15.301     15.386         --         --         --         --         --         --
   Value at End of
      Year                12.923     11.600      9.056     15.301         --         --         --         --         --         --
   Venture III No. of
      Units               17,898     20,759     26,337     39,921         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                11.519      9.006     15.240     15.348         --         --         --         --         --         --
   Value at End of
      Year                12.813     11.519      9.006     15.240         --         --         --         --         --         --
   Venture III No. of
      Units                4,149      6,875      7,626     14,332         --         --         --         --         --         --
LARGE CAP VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.029     15.688     24.929     24.329     21.366     18.844     15.764     12.500         --         --
   Value at End of
      Year                18.376     17.029     15.688     24.929     24.329     21.366     18.844     15.764         --         --
   Venture III No. of
      Units              218,676    225,165    275,954    369,691    567,625    511,731    273,710     81,629         --         --
   NY Venture III No.
      of Units            34,613     27,702     33,342     40,069     48,715     26,031     12,343        861         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.973     15.643     24.871     24.284     21.338     18.829     15.759     12.500         --         --
   Value at End of
      Year                18.306     16.973     15.643     24.871     24.284     21.338     18.829     15.759         --         --
   Venture III No. of
      Units              107,360     98,356    113,075    167,980    233,528    171,268     91,834      7,623         --         --
   NY Venture III No.
      of Units            21,070     23,280     26,897     27,911     41,153     27,951     19,031     11,164         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                16.804     15.511     24.698     24.152     21.253     18.782     15.744     12.500         --         --
   Value at End of
      Year                18.097     16.804     15.511     24.698     24.152     21.253     18.782     15.744         --         --
   Venture III No. of
      Units              160,235    165,037    178,993    302,182    390,817    315,857    138,211     41,873         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.748     15.467     24.641     24.108     21.225     18.766     15.738     12.500         --         --
   Value at End of
      Year                18.028     16.748     15.467     24.641     24.108     21.225     18.766     15.738         --         --
   Venture III No. of
      Units               41,585     38,627     45,117     44,661    124,578     60,611     26,724        498         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.581     15.336     24.469     23.976     21.140     18.720     15.723     12.500         --         --
   Value at End of
      Year                17.821     16.581     15.336     24.469     23.976     21.140     18.720     15.723         --         --
   Venture III No. of
      Units               16,608     17,226     22,231     25,413     67,994     26,753      7,061      1,844         --         --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                14.913     11.178     19.592     18.351     16.157     14.846     13.005      9.800     12.566     13.142
   Value at End of
      Year                17.082     14.913     11.178     19.592     18.351     16.157     14.846     13.005      9.800     12.566
   Venture III No. of
      Units               67,654     86,790     98,556    198,439    211,684    204,235    303,369    188,984    190,227     25,184
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                14.008     10.505     18.421     17.263     15.207     13.980     12.253      9.237     11.850     12.500
   Value at End of
      Year                16.037     14.008     10.505     18.421     17.263     15.207     13.980     12.253      9.237     11.850
   Venture III No. of
      Units              162,598    124,686    134,842    211,714    331,015    335,991    397,658    325,147    292,431      1,949
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                13.832     10.389     18.245     17.123     15.106     13.908     12.208      9.218     11.843     12.500
   Value at End of
      Year                15.812     13.832     10.389     18.245     17.123     15.106     13.908     12.208      9.218     11.843
   Venture III No. of
      Units               14,278     14,283     13,443     13,443     13,443     14,607     14,773     14,728     19,680      1,949

Venture III Prior


                         YEAR        YEAR        YEAR        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR     YEAR
                         ENDED      ENDED       ENDED       ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED
                       12/31/10    12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02 12/31/01
                      ---------- ----------- ----------- ----------- ----------- ---------- ---------- ---------- --------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.774      10.350      18.186      17.077      15.073     13.885     12.194      9.211    11.840   12.500
   Value at End of
      Year                15.737      13.774      10.350      18.186      17.077     15.073     13.885     12.194     9.211   11.840
   Venture III No. of
      Units               19,866      20,413      41,975      52,104     248,846    109,718    140,531    122,785   120,911   19,005
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.069      11.309      19.876      18.641      16.451     15.139     13.262      9.993    12.481       --
   Value at End of
      Year                17.213      15.069      11.309      19.876      18.641     16.451     15.139     13.262     9.993       --
   Venture III No. of
      Units            2,112,619   2,416,264   2,403,421   3,167,682   3,951,950  3,739,525  3,500,583  1,645,281   174,966       --
   NY Venture III No.
      of Units           194,279     215,845     212,157     218,345     222,271    211,686    202,664    123,453    65,066       --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.034      11.289      19.850      18.626      16.446     15.142     13.271     10.005    12.500       --
   Value at End of
      Year                17.165      15.034      11.289      19.850      18.626     16.446     15.142     13.271    10.005       --
   Venture III No. of
      Units              752,947     759,806     867,448     976,542   1,539,646  2,053,300  2,154,929  1,976,258   622,163       --
   NY Venture III No.
      of Units           239,618     289,983     331,756     467,027   1,161,176  1,238,355  1,214,706    592,625    20,954       --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.863      11.177      19.683      18.497      16.357     15.082     13.239      9.996    12.500       --
   Value at End of
      Year                16.944      14.863      11.177      19.683      18.497     16.357     15.082     13.239     9.996       --
   Venture III No. of
      Units            1,650,673   1,705,500   1,871,639   2,295,079   3,224,882  3,479,824  3,436,912  1,576,341    19,680       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.806      11.140      19.628      18.455      16.327     15.062     13.228      9.993    12.500       --
   Value at End of
      Year                16.870      14.806      11.140      19.628      18.455     16.327     15.062     13.228     9.993       --
   Venture III No. of
      Units              114,745     118,740     123,992     133,141     218,831    228,050    250,519    219,644    99,657       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                17.675      13.318      23.501      22.130      19.608     18.116     15.934     12.500        --       --
   Value at End of
      Year                20.109      17.675      13.318      23.501      22.130     19.608     18.116     15.934        --       --
   Venture III No. of
      Units              224,774     233,524     242,358     266,055     351,055    370,668    388,358    223,845        --       --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                19.502      15.163      22.439      21.428      19.323     18.379     16.464     13.501    15.242   15.556
   Value at End of
      Year                21.436      19.502      15.163      22.439      21.428     19.323     18.379     16.464    13.501   15.242
   Venture III No. of
      Units              807,722     920,846   1,072,649   1,426,261   1,679,197  1,774,783  2,007,240  1,711,418 1,494,115  306,070
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                15.554      12.100      17.915      17.116      15.442     14.695     13.170     10.805    12.205   12.500
   Value at End of
      Year                17.088      15.554      12.100      17.915      17.116     15.442     14.695     13.170    10.805   12.205
   Venture III No. of
      Units            1,086,637   1,196,834   1,237,228   1,676,411   1,864,446  1,992,227  2,277,577  2,120,763 1,798,668    6,123
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                15.359      11.966      17.743      16.978      15.340     14.620     13.123     10.782    12.198   12.500
   Value at End of
      Year                16.848      15.359      11.966      17.743      16.978     15.340     14.620     13.123    10.782   12.198
   Venture III No. of
      Units               67,407      74,290      91,202     192,489     213,874    231,639    187,058    161,405   183,344    6,123
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.294      11.921      17.686      16.932      15.306     14.595     13.107     10.775    12.195   12.500
   Value at End of
      Year                16.769      15.294      11.921      17.686      16.932     15.306     14.595     13.107    10.775   12.195
   Venture III No. of
      Units              613,404     647,918     760,071     846,164   1,088,237  1,403,312  1,504,706  1,375,475 1,136,156  245,748
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.058      12.462      18.483      17.684      15.979     15.209     13.634     11.181    12.328       --
   Value at End of
      Year                17.540      13.058      12.462      18.483      17.684     15.979     15.209     13.634    11.181       --
   Venture III No. of
      Units          180,403,917 191,121,702 182,842,399 175,395,483 144,947,752 94,296,454 37,702,364 10,629,539 1,901,755       --
   NY Venture III No.
      of Units         9,940,692  10,678,822  10,461,235   9,408,903   7,525,973  4,738,222  1,650,704    555,532   168,815       --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.156      12.595      18.688      17.890      16.173     15.402     13.814     11.333    12.500       --
   Value at End of
      Year                17.709      16.156      12.595      18.688      17.890     16.173     15.402     13.814    11.333       --
   Venture III No. of
      Units            4,403,539   4,783,240   5,142,554   6,464,214   8,269,917  9,920,421  9,759,355  9,000,114 2,866,630       --
   NY Venture III No.
      of Units         2,694,883   2,995,646   3,178,827  4,238,871  5,084,282  5,378,750  3,354,894  1,316,951   486,764       --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.972      12.470      18.531      17.766      16.085     15.341     13.780     11.323    12.500       --
   Value at End of
      Year                17.481      15.972      12.470      18.531      17.766     16.085     15.341     13.780    11.323       --
   Venture III No. of
      Units           99,716,352 107,058,965 101,397,260  96,407,643  82,807,828 55,966,479 25,445,741  7,057,793   183,344       --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.911     12.428     18.479     17.725     16.056     15.321     13.769     11.319     12.500         --
   Value at End of
      Year                17.405     15.911     12.428     18.479     17.725     16.056     15.321     13.769     11.319         --
   Venture III No. of
      Units              586,546    793,612    884,172  1,216,107  1,579,146  2,092,464  2,147,299  1,902,040    640,910         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.625     13.006     19.366     18.604     16.878     16.129     14.517     12.500         --         --
   Value at End of
      Year                18.159     16.625     13.006     19.366     18.604     16.878     16.129     14.517         --         --
   Venture III No. of
      Units            2,012,058  2,318,287  2,517,179  3,356,916  3,861,646  3,369,127  2,197,134  1,035,517         --         --
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                21.501     17.959     21.625     20.865     19.561     19.328     18.097     16.492     16.483     16.436
   Value at End of
      Year                23.078     21.501     17.959     21.625     20.865     19.561     19.328     18.097     16.492     16.483
   Venture III No. of
      Units              163,849    165,112    149,016    182,846    186,546    275,146    314,008    390,941    450,477    132,143
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                16.258     13.587     16.368     15.801     14.821     14.652     13.725     12.514     12.514     12.500
   Value at End of
      Year                17.442     16.258     13.587     16.368     15.801     14.821     14.652     13.725     12.514     12.514
   Venture III No. of
      Units              361,445    330,981    414,884    263,358    250,578    230,460    304,138    368,076    394,634      4,879
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                16.054     13.436     16.212     15.673     14.723     14.577     13.675     12.488     12.506     12.500
   Value at End of
      Year                17.197     16.054     13.436     16.212     15.673     14.723     14.577     13.675     12.488     12.506
   Venture III No. of
      Units                7,115        883      3,600      3,600      3,600      5,251      7,153      9,355     11,178      4,879
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.986     13.386     16.160     15.631     14.690     14.552     13.659     12.479     12.503     12.500
   Value at End of
      Year                17.116     15.986     13.386     16.160     15.631     14.690     14.552     13.659     12.479     12.503
   Venture III No. of
      Units              163,561    204,958    140,931     89,295     78,538     98,194    113,234     96,118    138,479     71,318
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.171     13.538     16.322     15.779     14.835     14.669     13.744     12.526     12.552         --
   Value at End of
      Year                17.317     16.171     13.538     16.322     15.779     14.835     14.669     13.744     12.526         --
   Venture III No. of
      Units           44,357,070 45,272,909 31,334,426 15,451,718 11,332,448  9,393,143  5,445,174  2,396,267    439,049         --
   NY Venture III No.
      of Units         3,157,898  2,991,307  2,092,909    977,809    766,116    504,755    207,725    133,615     54,752         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.043     13.437     16.209     15.677     14.747     14.590     13.677     12.471     12.500         --
   Value at End of
      Year                17.172     16.043     13.437     16.209     15.677     14.747     14.590     13.677     12.471         --
   Venture III No. of
      Units            1,085,022  1,167,421  1,433,627    734,284    810,075  1,164,691  1,468,065  1,727,749    785,173         --
   NY Venture III No.
      of Units           899,765    812,727    954,054    554,030    722,780    684,576    292,196    191,143    237,071         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.860     13.304     16.073     15.569     14.667     14.532     13.643     12.459     12.500         --
   Value at End of
      Year                16.950     15.860     13.304     16.073     15.569     14.667     14.532     13.643     12.459         --
   Venture III No. of
      Units           22,550,827 22,175,482 15,888,960  6,487,890  4,920,253  3,457,488  2,136,364    878,833     11,178         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.800     13.260     16.027     15.533     14.640     14.513     13.632     12.455     12.500         --
   Value at End of
      Year                16.877     15.800     13.260     16.027     15.533     14.640     14.513     13.632     12.455         --
   Venture III No. of
      Units              227,326    234,165    290,548    162,235    206,170    259,431    257,387    365,880    221,760         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.226     12.798     15.492     15.036     14.194     14.091     13.256     12.500         --         --
   Value at End of
      Year                16.240     15.226     12.798     15.492     15.036     14.194     14.091     13.256         --         --
   Venture III No. of
      Units              431,175    488,751    547,513    387,319    474,461    567,074    280,001    145,481         --         --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                17.561     13.394     21.480     20.311     18.192     17.019     15.100     11.850     14.316     14.736
   Value at End of
      Year                19.522     17.561     13.394     21.480     20.311     18.192     17.019     15.100     11.850     14.316
   Venture III No. of
      Units              496,250    599,420    734,624    968,318  1,260,618  1,372,384  1,371,887  1,278,452  1,181,524    286,359
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                14.745     11.252     18.054     17.080     15.306     14.326     12.717      9.985     12.068     12.500
   Value at End of
      Year                16.384     14.745     11.252     18.054     17.080     15.306     14.326     12.717      9.985     12.068
   Venture III No. of
      Units            1,023,585  1,093,125  1,193,029  1,538,251  1,803,470  1,929,805  2,209,873  1,906,901  1,801,133      6,575

Venture III Prior


                         YEAR        YEAR        YEAR        YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                         ENDED      ENDED       ENDED       ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED
                       12/31/10    12/31/09    12/31/08    12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02 12/31/01
                      ---------- ----------- ----------- ----------- ----------- ---------- ---------- ---------- --------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                14.560      11.127      17.881      16.942      15.204     14.253     12.671      9.963    12.061   12.500
   Value at End of
      Year                16.154      14.560      11.127      17.881      16.942     15.204     14.253     12.671     9.963   12.061
   Venture III No. of
      Units               14,334      22,276      30,488      53,710      80,911    105,686     68,477     63,807    75,942    6,575
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.499      11.086      17.823      16.896      15.171     14.229     12.656      9.956    12.058   12.500
   Value at End of
      Year                16.078      14.499      11.086      17.823      16.896     15.171     14.229     12.656     9.956   12.058
   Venture III No. of
      Units              333,996     432,667     502,053     614,788   1,020,418    959,607  1,053,932    966,730   823,238  148,069
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.459      11.821      18.977      17.989      16.143     15.124     13.417     10.538    12.345       --
   Value at End of
      Year                17.158      15.459      11.821      18.977      17.989     16.143     15.124     13.417    10.538       --
   Venture III No. of
      Units          209,770,810 224,281,040 225,398,523 217,127,345 178,248,910 96,307,550 37,246,678  9,147,664 1,221,069       --
   NY Venture III No.
      of Units        10,820,426  11,683,092  11,610,531  11,824,648   8,891,714  3,888,784  1,885,475    508,291    49,114       --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.593      11.930      19.161      18.172      16.316     15.293     13.574     10.666    12.500       --
   Value at End of
      Year                17.298      15.593      11.930      19.161      18.172     16.316     15.293     13.574    10.666       --
   Venture III No. of
      Units            3,987,185   4,302,533   4,911,015   5,829,855   7,198,032  8,510,674  8,582,094  7,642,690 2,318,975       --
   NY Venture III No.
      of Units         2,813,699   3,035,411   3,258,953   4,235,285   5,105,055  4,979,384  3,205,885  1,015,744   324,491       --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.415      11.811      19.000      18.046      16.227     15.233     13.541     10.656    12.500       --
   Value at End of
      Year                17.075      15.415      11.811      19.000      18.046     16.227     15.233     13.541    10.656       --
   Venture III No. of
      Units          139,657,380 148,662,493 149,282,959 141,935,228 119,503,584 66,073,107 27,495,124  6,423,351    75,942       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.356      11.772      18.946      18.005      16.198     15.213     13.530     10.653    12.500       --
   Value at End of
      Year                17.001      15.356      11.772      18.946      18.005     16.198     15.213     13.530    10.653       --
   Venture III No. of
      Units              652,895     720,792     841,577   1,130,645   1,448,763  1,619,428  1,741,522  1,520,746   631,146       --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                17.070      13.106      21.124      20.104      18.114     17.038     15.176     12.500        --       --
   Value at End of
      Year                18.870      17.070      13.106      21.124      20.104     18.114     17.038     15.176        --       --
   Venture III No. of
      Units            2,327,931   2,673,863   2,741,938   3,265,652   3,745,256  2,896,914  1,650,078    756,310        --       --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                20.531      16.402      22.009      21.252      19.567     19.098     17.486     15.088    15.984   16.172
   Value at End of
      Year                22.326      20.531      16.402      22.009      21.252     19.567     19.098     17.486    15.088   15.984
   Venture III No. of
      Units              292,223     305,571     336,784     366,149     448,294    528,972    635,589    624,029   557,523  115,445
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                15.764      12.600      16.915      16.342      15.054     14.701     13.467     11.625    12.322   12.500
   Value at End of
      Year                17.134      15.764      12.600      16.915      16.342     15.054     14.701     13.467    11.625   12.322
   Venture III No. of
      Units              377,148     467,418     403,225     441,138     533,594    638,792    744,900    783,613   851,567    8,967
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                15.566      12.460      16.753      16.210      14.954     14.625     13.418     11.600    12.314   12.500
   Value at End of
      Year                16.894      15.566      12.460      16.753      16.210     14.954     14.625     13.418    11.600   12.314
   Venture III No. of
      Units               19,056      17,548      17,650      24,345      27,267     24,007     21,112     36,387    34,204    8,967
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.501      12.414      16.700      16.166      14.921     14.601     13.402     11.592    12.312   12.500
   Value at End of
      Year                16.814      15.501      12.414      16.700      16.166     14.921     14.601     13.402    11.592   12.312
   Venture III No. of
      Units              130,138     179,990     251,590     192,207     279,300    288,994    372,448    511,850   500,929  159,770
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.959      12.789      17.190      16.631      15.345     15.000     13.734     11.850    12.456       --
   Value at End of
      Year                17.329      15.959      12.789      17.190      16.631     15.345     15.000     13.734    11.850       --
   Venture III No. of
      Units           52,102,020  54,822,382  46,772,413  39,400,814  32,031,060 23,696,672 11,582,654  4,375,936   898,122       --
   NY Venture III No.
      of Units         3,500,803   3,287,197   2,987,433   2,223,182   1,663,651    972,142    564,943    215,066    81,435       --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.955      12.792      17.202      16.652      15.372     15.033     13.771     11.888    12.500       --
   Value at End of
      Year                17.316      15.955      12.792      17.202      16.652     15.372     15.033     13.771    11.888       --
   Venture III No. of
      Units            1,595,331   1,836,908   1,808,924   2,000,045   2,474,041  2,947,609  3,473,439  3,593,850 1,246,184       --
   NY Venture III No.
      of Units         1,012,024   1,088,404   1,137,110   1,439,735   1,645,168  1,665,305    998,003    387,094   214,108       --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.773     12.665     17.058     16.537     15.288     14.974     13.738     11.877     12.500         --
   Value at End of
      Year                17.093     15.773     12.665     17.058     16.537     15.288     14.974     13.738     11.877         --
   Venture III No. of
      Units           27,502,915 28,453,008 23,956,397 18,541,134 15,782,723 10,558,478  5,301,216  1,857,801     34,204         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.713     12.623     17.010     16.499     15.261     14.954     13.726     11.873     12.500         --
   Value at End of
      Year                17.019     15.713     12.623     17.010     16.499     15.261     14.954     13.726     11.873         --
   Venture III No. of
      Units              241,168    288,897    222,437    280,148    367,012    536,227    649,668    587,221    279,254         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.752     12.674     17.103     16.615     15.391     15.105     13.885     12.500         --         --
   Value at End of
      Year                17.036     15.752     12.674     17.103     16.615     15.391     15.105     13.885         --         --
   Venture III No. of
      Units              616,982    604,555    666,345    775,469    871,648    986,641    712,600    327,981         --         --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-06) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     16.991     15.135     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     17.698     16.991     15.135         --         --
   Venture III No. of
      Units                   --         --         --         --         --    387,718    343,304    201,343         --         --
   NY Venture III No.
      of Units                --         --         --         --         --     29,763     40,501     20,504         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     16.977     15.130     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     17.675     16.977     15.130         --         --
   Venture III No. of
      Units                   --         --         --         --         --     63,822     89,751     48,056         --         --
   NY Venture III No.
      of Units                --         --         --         --         --     41,745     98,814     51,742         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     16.935     15.115     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     17.604     16.935     15.115         --         --
   Venture III No. of
      Units                   --         --         --         --         --    221,679    243,114    110,465         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     16.921     15.110     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     17.581     16.921     15.110         --         --
   Venture III No. of
      Units                   --         --         --         --         --      7,503     12,799      8,264         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     16.878     15.095     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     17.511     16.878     15.095         --         --
   Venture III No. of
      Units                   --         --         --         --         --     23,820     22,544     16,944         --         --
MID CAP INDEX TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                17.050     12.674     20.265     19.164     17.757     16.115     14.145     10.686     12.806     12.924
   Value at End of
      Year                21.128     17.050     12.674     20.265     19.164     17.757     16.115     14.145     10.686     12.806
   Venture III No. of
      Units               71,309     75,846     93,920     92,379    122,584    132,888    152,792    202,602    161,361     28,983
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                16.334     12.148     19.433     18.387     17.045     15.476     13.591     10.273     12.317     12.500
   Value at End of
      Year                20.231     16.334     12.148     19.433     18.387     17.045     15.476     13.591     10.273     12.317
   Venture III No. of
      Units              105,842    109,978    114,781    119,657    149,371    191,144    260,098    271,347    258,651      3,203
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                16.129     12.013     19.247     18.238     16.933     15.397     13.542     10.251     12.309     12.500
   Value at End of
      Year                19.947     16.129     12.013     19.247     18.238     16.933     15.397     13.542     10.251     12.309
   Venture III No. of
      Units                5,550      5,889      5,922      5,687      7,060      6,992      6,949      7,126      1,169      3,203
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.061     11.969     19.186     18.189     16.896     15.371     13.526     10.244     12.307     12.500
   Value at End of
      Year                19.853     16.061     11.969     19.186     18.189     16.896     15.371     13.526     10.244     12.307
   Venture III No. of
      Units               41,079     31,423     51,817     46,444     61,027     68,406     76,236     75,013    111,154     16,546
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.435     12.251     19.623     18.588     17.266     15.701     13.803     10.447     13.063         --
   Value at End of
      Year                20.338     16.435     12.251     19.623     18.588     17.266     15.701     13.803     10.447         --
   Venture III No. of
      Units              464,875    490,311    601,124    668,289    948,753    777,606    789,337    578,414    153,193         --
   NY Venture III No.
      of Units            27,685     28,013     29,422     42,752     68,563     45,505     42,610     23,420     35,062         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.667     11.684     18.724     17.746     16.492     15.005     13.197      9.993     12.500         --
   Value at End of
      Year                19.378     15.667     11.684     18.724     17.746     16.492     15.005     13.197      9.993         --
   Venture III No. of
      Units              243,831    288,730    323,380    364,692    438,383    524,786    605,135    632,676    346,118         --
   NY Venture III No.
      of Units            91,693     95,290     99,880    103,360    139,280    115,037    119,148     72,672     26,727         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.488     11.569     18.567     17.623     16.402     14.945     13.165      9.984     12.500         --
   Value at End of
      Year                19.128     15.488     11.569     18.567     17.623     16.402     14.945     13.165      9.984         --
   Venture III No. of
      Units              384,418    472,207    491,538    572,126    678,826    515,525    511,084    295,326      1,169         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.429     11.530     18.514     17.582     16.373     14.926     13.154      9.981     12.500         --
   Value at End of
      Year                19.046     15.429     11.530     18.514     17.582     16.373     14.926     13.154      9.981         --
   Venture III No. of
      Units               19,035     20,725     26,502     28,565     53,385     72,368    106,929    110,364     59,448         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                18.470     13.824     22.230     21.143     19.718     18.002     15.890     12.500         --         --
   Value at End of
      Year                22.766     18.470     13.824     22.230     21.143     19.718     18.002     15.890         --         --
   Venture III No. of
      Units               17,938     19,557     27,356     37,610     48,679     27,551     21,883     18,378         --         --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     11.492     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.537     11.492         --         --         --         --         --         --
   Venture III No. of
      Units                   --         --     31,676     22,484         --         --         --         --         --         --
   NY Venture III No.
      of Units                --         --        879         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     11.489     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.531     11.489         --         --         --         --         --         --
   Venture III No. of
      Units                   --         --     10,874      9,233         --         --         --         --         --         --
   NY Venture III No.
      of Units                --         --        781         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     11.477     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.515     11.477         --         --         --         --         --         --
   Venture III No. of
      Units                   --         --     36,389     28,302         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     11.473     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.510     11.473         --         --         --         --         --         --
   Venture III No. of
      Units                   --         --      2,983        183         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     11.462     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.493     11.462         --         --         --         --         --         --
   Venture III No. of
      Units                   --         --      4,968         --         --         --         --         --         --         --
MID CAP STOCK TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                14.068     10.888     19.686     16.197     14.502     12.867     10.990      7.850     10.306     10.223
   Value at End of
      Year                17.032     14.068     10.888     19.686     16.197     14.502     12.867     10.990      7.850     10.306
   Venture III No. of
      Units              216,970    236,809    283,714    296,237    370,523    494,884    378,185    398,229    349,686     81,844
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                16.985     13.153     23.792     19.585     17.544     15.575     13.308      9.511     12.493     12.500
   Value at End of
      Year                20.554     16.985     13.153     23.792     19.585     17.544     15.575     13.308      9.511     12.493
   Venture III No. of
      Units              211,619    235,825    286,316    277,918    363,977    472,099    465,827    519,332    411,914      6,547
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                16.772     13.007     23.564     19.427     17.428     15.495     13.260      9.490     12.485     12.500
   Value at End of
      Year                20.265     16.772     13.007     23.564     19.427     17.428     15.495     13.260      9.490     12.485
   Venture III No. of
      Units                7,895      7,320      8,176      6,839      7,499      9,418      9,400     23,248     11,558      6,547
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.701     12.959     23.488     14.965     17.390     15.468     13.244      9.484     12.482     12.500
   Value at End of
      Year                20.170     16.701     12.959     23.488     14.965     17.390     15.468     13.244      9.484     12.482
   Venture III No. of
      Units              121,846    140,882    153,006    119,748    217,859    207,376    214,910    285,760    195,459     53,822

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.952     13.151     23.821     19.635     17.616     15.651     13.400      9.595     11.871         --
   Value at End of
      Year                20.478     16.952     13.151     23.821     19.635     17.616     15.651     13.400      9.595         --
   Venture III No. of
      Units            1,019,186  1,162,711  1,404,843  1,745,175  1,969,886  2,162,180  1,750,637  1,301,845    270,179         --
   NY Venture III No.
      of Units            60,695     68,131     68,871     73,201     81,808     78,688     55,175     33,593     33,898         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.782     13.802     25.013     20.627     18.516     16.459     14.098     10.101     12.500         --
   Value at End of
      Year                21.470     17.782     13.802     25.013     20.627     18.516     16.459     14.098     10.101         --
   Venture III No. of
      Units              541,788    579,914    655,395    664,861    876,479  1,190,521  1,043,898  1,108,921    470,778         --
   NY Venture III No.
      of Units           122,412    128,222    138,211    154,535    192,866    231,243    194,931    112,955     47,469         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                17.580     13.665     24.802     20.484     18.416     16.394     14.064     10.091     12.500         --
   Value at End of
      Year                21.193     17.580     13.665     24.802     20.484     18.416     16.394     14.064     10.091         --
   Venture III No. of
      Units              649,146    699,479    801,147  1,048,264  1,204,656  1,352,596  1,054,442    634,970      2,327         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                17.513     13.620     24.733     20.437     18.382     16.372     14.052     10.088     12.500         --
   Value at End of
      Year                21.102     17.513     13.620     24.733     20.437     18.382     16.372     14.052     10.088         --
   Venture III No. of
      Units              165,358    171,350    134,588    180,300    108,062    146,800    128,480    130,373     76,387         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                19.351     15.072     27.411     22.685     20.434     18.227     15.668     12.500         --         --
   Value at End of
      Year                23.282     19.351     15.072     27.411     22.685     20.434     18.227     15.668         --         --
   Venture III No. of
      Units               90,761    110,504     87,741    137,705    121,643    124,862    110,240     61,204         --         --
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --     20.077     20.272     18.356     17.278     14.114     11.446     12.945     12.508
   Value at End of
      Year                    --         --     12.038     20.077     20.272     18.356     17.278     14.114     11.446     12.945
   Venture III No. of
      Units                   --         --    194,689    282,157    391,450    472,621    667,733    692,949    725,241    151,681
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --     20.081     20.286     18.378     17.307     14.145     11.477     12.987     12.500
   Value at End of
      Year                    --         --     12.035     20.081     20.286     18.378     17.307     14.145     11.477     12.987
   Venture III No. of
      Units                   --         --    272,664    346,285    468,765    621,742    782,002    810,601    869,847     11,864
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     19.889     20.122     18.257     17.219     14.094     11.453     12.979     12.500
   Value at End of
      Year                    --         --     11.901     19.889     20.122     18.257     17.219     14.094     11.453     12.979
   Venture III No. of
      Units                   --         --     11,072     12,237     18,412     20,289     37,560     40,962     44,437     11,864
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     19.825     20.068     18.217     17.190     14.077     11.445     12.976     12.500
   Value at End of
      Year                    --         --     11.857     19.825     20.068     18.217     17.190     14.077     11.445     12.976
   Venture III No. of
      Units                   --         --     66,616     98,224    144,280    292,470    375,914    274,159    264,964     63,706
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     19.841     20.072     18.214     17.182     14.063     11.425     13.178         --
   Value at End of
      Year                    --         --     11.872     19.841     20.072     18.214     17.182     14.063     11.425         --
   Venture III No. of
      Units                   --         --  1,115,808  1,458,156  2,100,363  2,676,295  2,841,264  1,871,116    691,652         --
   NY Venture III No.
      of Units                --         --     71,390    101,303    121,906    138,879    121,447     69,806     91,791         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     18.767     18.994     17.245     16.276     13.328     10.834     12.500         --
   Value at End of
      Year                    --         --     11.223     18.767     18.994     17.245     16.276     13.328     10.834         --
   Venture III No. of
      Units                   --         --    707,414    927,777  1,285,793  1,936,626  2,299,574  2,359,949  1,190,734         --
   NY Venture III No.
      of Units                --         --    182,196    223,183    332,855    427,207    391,738    225,965    112,237         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     18.609     18.863     17.151     16.212     13.296     10.823     12.500         --
   Value at End of
      Year                    --         --     11.112     18.609     18.863     17.151     16.212     13.296     10.823         --
   Venture III No. of
      Units                   --         --    755,007    977,612  1,446,695  1,746,231  1,709,773    891,759     44,437         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     18.556     18.819     17.120     16.191     13.285     10.820     12.500         --
   Value at End of
      Year                    --         --     11.075     18.556     18.819     17.120     16.191     13.285     10.820         --
   Venture III No. of
      Units                   --         --    129,220    168,958    294,001    365,042    496,235    470,354    274,196         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     21.656     21.996     20.040     18.980     15.597     12.500         --         --
   Value at End of
      Year                    --         --     12.906     21.656     21.996     20.040     18.980     15.597         --         --
   Venture III No. of
      Units                   --         --     49,051     61,614    129,057    147,276    150,617     88,023         --         --
MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.961     10.417     16.263     16.484     13.959     12.500         --         --         --         --
   Value at End of
      Year                17.040     14.961     10.417     16.263     16.484     13.959         --         --         --         --
   Venture III No. of
      Units            1,151,331  1,295,799     51,201     87,651     99,300     37,150         --         --         --         --
   NY Venture III No.
      of Units            55,959     66,286     13,986     16,228     17,216      1,266         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.926     10.398     16.241     16.471     13.954     12.500         --         --         --         --
   Value at End of
      Year                16.991     14.926     10.398     16.241     16.471     13.954         --         --         --         --
   Venture III No. of
      Units              837,559    949,604     28,960     34,723     36,130     20,183         --         --         --         --
   NY Venture III No.
      of Units           157,261    177,118        858      1,662      4,759      1,128         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.822     10.340     16.176     16.430     13.940     12.500         --         --         --         --
   Value at End of
      Year                16.848     14.822     10.340     16.176     16.430     13.940         --         --         --         --
   Venture III No. of
      Units              610,691    710,742     40,476     51,710     71,461     23,834         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.788     10.322     16.155     16.416     13.935     12.500         --         --         --         --
   Value at End of
      Year                16.800     14.788     10.322     16.155     16.416     13.935         --         --         --         --
   Venture III No. of
      Units              254,202    285,488        839      4,458      8,964     14,364         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.684     10.265     16.090     16.375     13.922     12.500         --         --         --         --
   Value at End of
      Year                16.658     14.684     10.265     16.090     16.375     13.922         --         --         --         --
   Venture III No. of
      Units              107,810    100,227      3,278     11,149      9,429      9,333         --         --         --         --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                13.252     13.446     13.433     13.062     12.714     12.590     12.697     12.834     12.896     12.858
   Value at End of
      Year                13.035     13.252     13.446     13.433     13.062     12.714     12.590     12.697     12.834     12.896
   Venture III No. of
      Units              236,236    173,319    293,903    267,379    259,114    322,364    431,108    739,705  1,453,977    651,917
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.829     13.023     13.017     12.664     12.333     12.218     12.329     12.468     12.534     12.500
   Value at End of
      Year                12.613     12.829     13.023     13.017     12.664     12.333     12.218     12.329     12.468     12.534
   Venture III No. of
      Units              277,832    374,314    582,905    385,611    428,404    564,750    646,844    813,415  1,722,514    121,926
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.668     12.879     12.892     12.561     12.251     12.156     12.284     12.441     12.526     12.500
   Value at End of
      Year                12.436     12.668     12.879     12.892     12.561     12.251     12.156     12.284     12.441     12.526
   Venture III No. of
      Units               31,170      2,963     14,567     12,652     10,646     29,552     62,791     39,223     61,394    121,926
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.614     12.831     12.851     12.527     12.224     12.135     12.269     12.432     12.523     12.500
   Value at End of
      Year                12.377     12.614     12.831     12.851     12.527     12.224     12.135     12.269     12.432     12.523
   Venture III No. of
      Units              259,260     77,206    193,246    107,786    127,270    185,651    170,388    166,699    863,062    551,853
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.657     12.857     12.871     12.540     12.231     12.136     12.264     12.420     12.477         --
   Value at End of
      Year                12.450     12.657     12.857     12.871     12.540     12.231     12.136     12.264     12.420         --
   Venture III No. of
      Units           17,731,870 27,915,513 33,845,520  9,799,567  7,771,103  4,457,608  2,613,385  2,483,355  1,435,813         --
   NY Venture III No.
      of Units           917,282  1,550,710  2,313,955    773,035    609,764    386,402    361,164    222,804    200,546         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.632     12.838     12.859     12.535     12.231     12.142     12.276     12.439     12.500         --
   Value at End of
      Year                12.419     12.632     12.838     12.859     12.535     12.231     12.142     12.276     12.439         --
   Venture III No. of
      Units            1,200,613  1,296,703  1,970,028  1,159,215  1,287,045  1,477,736  1,517,588  2,110,911  1,967,421         --
   NY Venture III No.
      of Units           358,353    582,226    932,863    609,898    489,008    206,103    122,567    313,967    565,393         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.488     12.711     12.750     12.448     12.165     12.094     12.246     12.427     12.500         --
   Value at End of
      Year                12.259     12.488     12.711     12.750     12.448     12.165     12.094     12.246     12.427         --
   Venture III No. of
      Units           11,007,567 14,192,990 18,937,988  5,498,000  4,847,943  2,706,502  1,411,618    731,580     61,394         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.440     12.669     12.714     12.419     12.143     12.078     12.236     12.423     12.500         --
   Value at End of
      Year                12.206     12.440     12.669     12.714     12.419     12.143     12.078     12.236     12.423         --
   Venture III No. of
      Units              282,284    150,396    255,969    164,350    155,929    309,180    363,462    228,877    363,599         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.451     12.700     12.764     12.486     12.227     12.180     12.358     12.500         --         --
   Value at End of
      Year                12.199     12.451     12.700     12.764     12.486     12.227     12.180     12.358         --         --
   Venture III No. of
      Units              407,582    603,566    914,269    350,062    264,448    404,852    301,161    179,964         --         --
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                38.470     24.614     51.827     37.521     31.257     21.702     17.786     12.500         --         --
   Value at End of
      Year                43.469     38.470     24.614     51.827     37.521     31.257     21.702     17.786         --         --
   Venture III No. of
      Units              431,444    561,293    482,696    703,323    724,103    679,763    491,491    118,335         --         --
   NY Venture III No.
      of Units            25,931     27,995     30,644     35,730     39,141     36,487     24,341     11,654         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                38.342     24.544     51.707     37.453     31.216     21.684     17.781     12.500         --         --
   Value at End of
      Year                43.303     38.342     24.544     51.707     37.453     31.216     21.684     17.781         --         --
   Venture III No. of
      Units              252,714    257,958    230,437    342,562    437,418    510,142    363,500    217,836         --         --
   NY Venture III No.
      of Units            59,409     62,172     48,756     57,249     63,128     70,979     49,771     20,424         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                37.961     24.336     51.347     37.249     31.092     21.630     17.763     12.500         --         --
   Value at End of
      Year                42.808     37.961     24.336     51.347     37.249     31.092     21.630     17.763         --         --
   Venture III No. of
      Units              333,765    384,101    328,359    447,709    524,349    554,874    420,594    127,146         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                37.834     24.268     51.227     37.181     31.050     21.612     17.757     12.500         --         --
   Value at End of
      Year                42.644     37.834     24.268     51.227     37.181     31.050     21.612     17.757         --         --
   Venture III No. of
      Units               40,661     44,470     47,460     55,676     73,379     88,906     50,175     31,605         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                37.458     24.062     50.871     36.978     30.927     21.558     17.740     12.500         --         --
   Value at End of
      Year                42.157     37.458     24.062     50.871     36.978     30.927     21.558     17.740         --         --
   Venture III No. of
      Units               37,167     36,741     41,733     63,459     70,112     73,708     28,858      5,467         --         --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.968     11.886     21.292     20.902     18.492     17.348     15.380     12.500         --         --
   Value at End of
      Year                17.553     14.968     11.886     21.292     20.902     18.492     17.348     15.380         --         --
   Venture III No. of
      Units                3,051      5,085      7,457     11,981     16,853     14,729      6,731      4,328         --         --
   NY Venture III No.
      of Units               735        739        760        791        800        856        860         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.918     11.853     21.242     20.864     18.467     17.333     15.375     12.500         --         --
   Value at End of
      Year                17.486     14.918     11.853     21.242     20.864     18.467     17.333     15.375         --         --
   Venture III No. of
      Units                2,792      2,173      3,018      5,094      7,685      8,207        684      4,049         --         --
   NY Venture III No.
      of Units             5,857      5,481      5,508      5,649      5,963      6,941      6,990      5,527         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.770     11.752     21.094     20.750     18.394     17.290     15.360     12.500         --         --
   Value at End of
      Year                17.286     14.770     11.752     21.094     20.750     18.394     17.290     15.360         --         --
   Venture III No. of
      Units                8,505      8,422     12,787     16,818     16,617     18,443     36,490      5,674         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                21.045         --         --     20.712     18.137     17.276     15.355     12.500         --         --
   Value at End of
      Year                17.220         --         --     21.045     20.712     18.137     17.276     15.355         --         --
   Venture III No. of
      Units                4,005         --         --        177        771         --        983         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.574     11.620     20.899     20.599     18.296     17.233     15.340     12.500         --         --
   Value at End of
      Year                17.023     14.574     11.620     20.899     20.599     18.296     17.233     15.340         --         --
   Venture III No. of
      Units                1,290      1,298      1,307      1,934      1,765      1,786      1,937      1,574         --         --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.147      9.919     17.198     18.482     15.521     14.501     12.500         --         --         --
   Value at End of
      Year                13.514     12.147      9.919     17.198     18.482     15.521     14.501         --         --         --
   Venture III No. of
      Units                8,869      5,371      8,580     29,780     69,914     48,446      4,284         --         --         --
   NY Venture III No.
      of Units                 5        108        191        170        155        163         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.113      9.895     17.166     18.458     15.509     14.496     12.500         --         --         --
   Value at End of
      Year                13.469     12.113      9.895     17.166     18.458     15.509     14.496         --         --         --
   Venture III No. of
      Units                  686      1,774      8,144     35,469     58,164     41,133      1,321         --         --         --
   NY Venture III No.
      of Units                --         --         --        134        920        927         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.010      9.826     17.072     18.384     15.470     14.481     12.500         --         --         --
   Value at End of
      Year                13.335     12.010      9.826     17.072     18.384     15.470     14.481         --         --         --
   Venture III No. of
      Units                3,121      3,189      3,326      8,860     11,998      7,515        967         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --      9.804     17.041     18.360     15.457     14.477     12.500         --         --         --
   Value at End of
      Year                    --     11.976      9.804     17.041     18.360     15.457     14.477         --         --         --
   Venture III No. of
      Units                   --        671        677      1,390        701        468        471         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     18.287     15.419     14.462     12.500         --         --         --
   Value at End of
      Year                    --         --         --     18.287     18.287     15.419     14.462         --         --         --
   Venture III No. of
      Units                   --         --         --         --        358         --         --         --         --         --
OVERSEAS EQUITY TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     11.177     19.658     17.812     15.135     12.500         --         --         --         --
   Value at End of
      Year                    --     14.341     11.177     19.658     17.812     15.135         --         --         --         --
   Venture III No. of
      Units                   --     28,767     38,675     42,097     52,618     64,770         --         --         --         --
   NY Venture III No.
      of Units                --      5,666      5,865      6,842      9,960         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     11.156     19.631     17.797     15.130     12.500         --         --         --         --
   Value at End of
      Year                    --     14.307     11.156     19.631     17.797     15.130         --         --         --         --
   Venture III No. of
      Units                   --      6,775      7,936     11,558     19,022     15,453         --         --         --         --
   NY Venture III No.
      of Units                --      3,480      3,697      4,397     10,356      4,295         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --     11.095     19.553     17.753     15.115     12.500         --         --         --         --
   Value at End of
      Year                    --     14.207     11.095     19.553     17.753     15.115         --         --         --         --
   Venture III No. of
      Units                   --     30,401     34,071     37,144     43,326     21,650         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     11.075     19.527     17.738     15.110     12.500         --         --         --         --
   Value at End of
      Year                    --     14.174     11.075     19.527     17.738     15.110         --         --         --         --
   Venture III No. of
      Units                   --        184        339        575         71      7,620         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     19.449     17.694     15.095     12.500         --         --         --         --
   Value at End of
      Year                    --         --     11.014     19.449     17.694     15.095         --         --         --         --
   Venture III No. of
      Units                   --         --      4,173      1,483      1,483     10,013         --         --         --         --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --         --     11.418      8.071     10.444     11.328
   Value at End of
      Year                    --         --         --         --         --         --     12.555     11.418      8.071     10.444
   Venture III No. of
      Units                   --         --         --         --         --         --    144,765    141,443    165,874     36,514
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     12.437      8.795     11.387     12.500
   Value at End of
      Year                    --         --         --         --         --         --     13.668     12.437      8.795     11.387
   Venture III No. of
      Units                   --         --         --         --         --         --    133,321    150,058    152,627        173
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     12.392      8.776     11.380     12.500
   Value at End of
      Year                    --         --         --         --         --         --     13.598     12.392      8.776     11.380
   Venture III No. of
      Units                   --         --         --         --         --         --      1,343      2,441      2,345        173
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.377      8.770     11.378     12.500
   Value at End of
      Year                    --         --         --         --         --         --     13.575     12.377      8.770     11.378
   Venture III No. of
      Units                   --         --         --         --         --         --     63,866     30,148     50,642      6,459

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-01-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     14.151     10.010     12.974         --
   Value at End of
      Year                    --         --         --         --         --         --     15.528     14.151     10.010         --
   Venture III No. of
      Units                   --         --         --         --         --         --    570,019    317,889    184,066         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     24,404     12,925      7,480         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     13.623      9.641     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     14.941     13.623      9.641         --
   Venture III No. of
      Units                   --         --         --         --         --         --    331,843    325,599    252,300         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     72,615     25,076     13,229         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     13.589      9.632     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     14.882     13.589      9.632         --
   Venture III No. of
      Units                   --         --         --         --         --         --    235,635    118,496      2,345         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     13.578      9.629     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     14.863     13.578      9.629         --
   Venture III No. of
      Units                   --         --         --         --         --         --    145,592     37,591     19,627         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     17.900     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     19.564     17.900         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --     61,639      4,640         --         --
 PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
    - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --      8.565     14.516     13.523     12.379     10.008      8.703      6.288      7.309      7.603
   Value at End of
      Year                    --     11.147      8.565     14.516     13.523     12.379     10.008      8.703      6.288      7.309
   Venture III No. of
      Units                   --     25,564     25,830     30,968     52,304     79,291    112,687    136,386    108,733     61,078
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --     13.808     23.415     21.823     19.989     16.167     14.067     10.168     11.825     12.500
   Value at End of
      Year                    --     17.963     13.808     23.415     21.823     19.989     16.167     14.067     10.168     11.825
   Venture III No. of
      Units                   --     18,527     14,116     53,938     60,712     73,379     54,008     37,168     33,772        361
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     23.190     21.647     19.857     16.084     14.016     10.146     11.817     12.500
   Value at End of
      Year                    --         --     13.655     23.190     21.647     19.857     16.084     14.016     10.146     11.817
   Venture III No. of
      Units                   --         --         --         --         --        107        129        268        537        361
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     13.604     23.116     21.588     19.813     16.057     13.999     10.139     11.815     12.500
   Value at End of
      Year                    --     17.663     13.604     23.116     21.588     19.813     16.057     13.999     10.139     11.815
   Venture III No. of
      Units                   --      3,505      5,070      5,268      8,291     12,229      6,213     12,978     18,651        912
 PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
 - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     14.412     24.456     22.845     20.938     16.971     14.772     10.687     13.477         --
   Value at End of
      Year                    --     18.705     14.412     24.456     22.845     20.938     16.971     14.772     10.687         --
   Venture III No. of
      Units                   --    219,923    230,717    379,078    457,272    484,961    334,235    313,910     88,949         --
   NY Venture III No.
      of Units                --     16,663     16,586     19,977     22,770     24,196     10,490      2,175        484         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     13.323     22.619     21.140     19.384     15.720     13.690      9.909     12.500         --
   Value at End of
      Year                    --     17.282     13.323     22.619     21.140     19.384     15.720     13.690      9.909         --
   Venture III No. of
      Units                   --     98,117     89,698    210,694    269,178    401,349    296,557    230,924    103,642         --
   NY Venture III No.
      of Units                --     59,027     47,884     48,478     58,788     56,001     49,762     33,108      5,834         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --     13.191     22.429     20.993     19.279     15.657     13.656      9.900     12.500         --
   Value at End of
      Year                    --     17.085     13.191     22.429     20.993     19.279     15.657     13.656      9.900         --
   Venture III No. of
      Units                   --    157,487    120,807    270,538    307,681    318,021    254,982    101,718        537         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     13.147     22.366     20.945     19.244     15.637     13.645      9.897     12.500         --
   Value at End of
      Year                    --     17.020     13.147     22.366     20.945     19.244     15.637     13.645      9.897         --
   Venture III No. of
      Units                   --     14,320     15,795     28,679     33,105     40,792     44,329     38,717      7,229         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     17.455     29.739     27.892     25.665     20.886     18.253     12.500         --         --
   Value at End of
      Year                    --     22.564     17.455     29.739     27.892     25.665     20.886     18.253         --         --
   Venture III No. of
      Units                   --     18,017      8,647     15,532     21,385     31,423     27,491     22,767         --         --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.485     12.976     15.738     14.815     14.432     13.849     12.500         --         --         --
   Value at End of
      Year                17.167     15.485     12.976     15.738     14.815     14.432     13.849         --         --         --
   Venture III No. of
      Units              187,035    127,226    136,998    167,318    505,509    706,874     76,998         --         --         --
   NY Venture III No.
      of Units            30,797     30,400     29,433     35,085     44,375     16,003        865         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.441     12.946     15.709     14.796     14.420     13.844     12.500         --         --         --
   Value at End of
      Year                17.110     15.441     12.946     15.709     14.796     14.420     13.844         --         --         --
   Venture III No. of
      Units               52,506     48,555     50,626     62,041    138,216    437,009     76,612         --         --         --
   NY Venture III No.
      of Units            52,491     52,707     49,440     81,539    122,370    157,252     44,529         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.310     12.856     15.623     14.737     14.384     13.830     12.500         --         --         --
   Value at End of
      Year                16.940     15.310     12.856     15.623     14.737     14.384     13.830         --         --         --
   Venture III No. of
      Units              126,468     96,496     94,110    127,743    161,921    289,925     35,267         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.267     12.826     15.594     14.717     14.372     13.826     12.500         --         --         --
   Value at End of
      Year                16.883     15.267     12.826     15.594     14.717     14.372     13.826         --         --         --
   Venture III No. of
      Units               21,855     17,088     21,780     20,354     12,336     21,067     19,229         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.138     12.736     15.509     14.659     14.336     13.812     12.500         --         --         --
   Value at End of
      Year                16.715     15.138     12.736     15.509     14.659     14.336     13.812         --         --         --
   Venture III No. of
      Units                3,052        855      1,817      5,774     10,983     20,534      1,049         --         --         --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --     13.916     13.591     12.160     10.458      7.675     10.087     11.373
   Value at End of
      Year                    --         --         --     13.403     13.916     13.591     12.160     10.458      7.675     10.087
   Venture III No. of
      Units                   --         --         --     24,116     30,315     46,617     52,250     51,043     50,378      6,044
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --     15.215     14.867     13.308     11.452      8.408     11.057     12.500
   Value at End of
      Year                    --         --         --     14.647     15.215     14.867     13.308     11.452      8.408     11.057
   Venture III No. of
      Units                   --         --         --     10,708     25,112     52,568     58,120     60,884     57,203         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     15.092     14.769     13.240     11.410      8.390     11.050     12.500
   Value at End of
      Year                    --         --         --     14.506     15.092     14.769     13.240     11.410      8.390     11.050
   Venture III No. of
      Units                   --         --         --        327        328        330      1,634      2,179      2,463         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     15.051     14.736     13.217     11.396      8.384     11.047     12.500
   Value at End of
      Year                    --         --         --     14.460     15.051     14.736     13.217     11.396      8.384     11.047
   Venture III No. of
      Units                   --         --         --      6,995      8,128     12,151     23,133     12,693     20,554        639
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     17.428     17.071     15.305     13.199      9.701     12.291         --
   Value at End of
      Year                    --         --         --     16.766     17.428     17.071     15.305     13.199      9.701         --
   Venture III No. of
      Units                   --         --         --    111,444    164,533    189,346    148,228     89,981     22,133         --
   NY Venture III No.
      of Units                --         --         --      9,135      9,884      9,903     19,878      9,400      1,821         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     17.683     17.329     15.544     13.412      9.862     12.500         --
   Value at End of
      Year                    --         --         --     17.002     17.683     17.329     15.544     13.412      9.862         --
   Venture III No. of
      Units                   --         --         --     57,179     80,579    144,739    134,711    128,830     59,910         --
   NY Venture III No.
      of Units                --         --         --      5,976     20,115     19,167     17,868      6,549      6,951         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --     17.561     17.235     15.483     13.379      9.853     12.500         --
   Value at End of
      Year                    --         --         --     16.859     17.561     17.235     15.483     13.379      9.853         --
   Venture III No. of
      Units                   --         --         --     35,642     59,417     98,119     80,946     29,791      2,463         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.520     17.204     15.463     13.368      9.850     12.500         --
   Value at End of
      Year                    --         --         --     16.812     17.520     17.204     15.463     13.368      9.850         --
   Venture III No. of
      Units                   --         --         --      4,161      4,632      7,966     10,575     10,242      4,978         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     20.465     20.126     18.116     15.686     12.500         --         --
   Value at End of
      Year                    --         --         --     19.608     20.465     20.126     18.116     15.686         --         --
   Venture III No. of
      Units                   --         --         --      3,436      5,553      6,934      5,151      3,144         --         --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                23.619     18.447     30.961     37.303     27.458     24.956     19.216     14.039     13.914     13.920
   Value at End of
      Year                30.016     23.619     18.447     30.961     37.303     27.458     24.956     19.216     14.039     13.914
   Venture III No. of
      Units               48,183     51,544     74,188     95,820    132,883    188,012    247,494    264,917    266,268     39,205
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                20.972     16.387     27.519     33.172     24.430     22.215     17.114     12.510     12.404     12.500
   Value at End of
      Year                26.639     20.972     16.387     27.519     33.172     24.430     22.215     17.114     12.510     12.404
   Venture III No. of
      Units               63,009     65,972     73,931     95,010    138,754    171,824    255,261    265,024    255,266     11,076
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                20.708     16.206     27.255     32.904     24.268     22.101     17.052     12.483     12.396     12.500
   Value at End of
      Year                26.265     20.708     16.206     27.255     32.904     24.268     22.101     17.052     12.483     12.396
   Venture III No. of
      Units                1,955      1,198      1,661      2,951      4,905      6,384     24,127     31,185     18,135     11,076
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                20.621     16.146     27.168     32.815     24.215     22.064     17.031     12.474     12.393     12.500
   Value at End of
      Year                26.141     20.621     16.146     27.168     32.815     24.215     22.064     17.031     12.474     12.393
   Venture III No. of
      Units               26,446     21,955     25,155     31,473     51,405     51,849     75,797     69,864     82,310     25,944
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                21.099     16.495     27.756     33.503     24.712     22.500     17.360     12.703     13.428         --
   Value at End of
      Year                26.745     21.099     16.495     27.756     33.503     24.712     22.500     17.360     12.703         --
   Venture III No. of
      Units              456,494    507,457    611,271    774,393  1,165,660  1,197,178  1,321,526    958,408    371,522         --
   NY Venture III No.
      of Units            26,908     33,308     34,542     43,369     50,986     48,150     44,969     26,331     33,209         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                19.566     15.304     25.766     31.117     22.963     20.918     16.148     11.822     12.500         --
   Value at End of
      Year                24.790     19.566     15.304     25.766     31.117     22.963     20.918     16.148     11.822         --
   Venture III No. of
      Units              195,001    209,682    226,101    294,056    416,372    566,773    720,356    748,678    457,392         --
   NY Venture III No.
      of Units            43,184     43,645     51,766     88,717    107,222    121,253    103,622     55,444     81,806         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                19.343     15.153     25.549     30.901     22.838     20.835     16.108     11.810     12.500         --
   Value at End of
      Year                24.471     19.343     15.153     25.549     30.901     22.838     20.835     16.108     11.810         --
   Venture III No. of
      Units              257,235    262,830    295,102    395,189    620,476    613,953    765,647    333,783     18,135         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                19.269     15.102     25.477     30.830     22.797     20.808     16.095     11.807     12.500         --
   Value at End of
      Year                24.366     19.269     15.102     25.477     30.830     22.797     20.808     16.095     11.807         --
   Venture III No. of
      Units               44,232     47,743     52,082     64,459     95,704    124,890    152,972    152,575     91,989         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                18.606     14.605     24.675     29.904     22.146     20.244     15.682     12.500         --         --
   Value at End of
      Year                23.492     18.606     14.605     24.675     29.904     22.146     20.244     15.682         --         --
   Venture III No. of
      Units               28,579     33,648     30,006     34,220     74,059     72,841     83,658     35,464         --         --
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.162     12.929     14.859     13.599     13.798     13.859     12.959     12.500         --         --
   Value at End of
      Year                16.207     15.162     12.929     14.859     13.599     13.798     13.859     12.959         --         --
   Venture III No. of
      Units              777,010    834,391    908,652  1,134,181  1,491,904  2,001,717  2,015,752    694,471         --         --
   NY Venture III No.
      of Units            56,007     61,533     69,213     87,509     94,120    176,928    139,565     96,503         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.112     12.893     14.825     13.574     13.780     13.847     12.954     12.500         --         --
   Value at End of
      Year                16.145     15.112     12.893     14.825     13.574     13.780     13.847     12.954         --         --
   Venture III No. of
      Units              160,464    187,048    144,261    137,445    236,161    435,130    534,620    415,081         --         --
   NY Venture III No.
      of Units           117,547    102,124    114,243    134,462    186,732    293,002    224,928     48,673         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.962     12.783     14.722     13.500     13.725     13.813     12.942     12.500         --         --
   Value at End of
      Year                15.961     14.962     12.783     14.722     13.500     13.725     13.813     12.942         --         --
   Venture III No. of
      Units              538,367    591,848    650,604    582,487    898,133  1,168,944  1,153,879    731,647         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.912     12.747     14.687     13.475     13.707     13.801     12.937     12.500         --         --
   Value at End of
      Year                15.900     14.912     12.747     14.687     13.475     13.707     13.801     12.937         --         --
   Venture III No. of
      Units               30,928     33,182     43,839     25,121     47,326     98,904    100,383     58,343         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.764     12.639     14.585     13.402     13.652     13.767     12.925     12.500         --         --
   Value at End of
      Year                15.718     14.764     12.639     14.585     13.402     13.652     13.767     12.925         --         --
   Venture III No. of
      Units               65,711     40,236     69,467     54,814     73,422    111,484    139,292     80,811         --         --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                13.080      8.084     14.795     12.581     12.121     12.070     12.165      8.223     14.114     16.450
   Value at End of
      Year                16.033     13.080      8.084     14.795     12.581     12.121     12.070     12.165      8.223     14.114
   Venture III No. of
      Units               61,200     87,654    100,682    114,578    182,862    249,641    354,318    442,928    179,857     57,406
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                 9.520      5.887     10.779      9.171      8.839      8.807      8.881      6.006     10.313     12.500
   Value at End of
      Year                11.663      9.520      5.887     10.779      9.171      8.839      8.807      8.881      6.006     10.313
   Venture III No. of
      Units              189,389    184,664    188,956    246,593    303,102    316,805    392,679    437,547    282,494      4,076
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                 9.400      5.822     10.676      9.096      8.781      8.762      8.849      5.993     10.307     12.500
   Value at End of
      Year                11.499      9.400      5.822     10.676      9.096      8.781      8.762      8.849      5.993     10.307
   Venture III No. of
      Units                2,906      2,625      3,133      2,900      3,476      3,560      8,664     16,904      5,580      4,076
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                 9.361      5.800     10.641      9.072      8.761      8.747      8.838      5.989     10.305     12.500
   Value at End of
      Year                11.445      9.361      5.800     10.641      9.072      8.761      8.747      8.838      5.989     10.305
   Venture III No. of
      Units               62,580     74,725     60,507     88,293    112,717    130,547    167,848    331,907    150,920     55,036
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.598      7.184     13.168     11.225     10.829     10.812     10.906      7.369      9.909         --
   Value at End of
      Year                14.190     11.598      7.184     13.168     11.225     10.829     10.812     10.906      7.369         --
   Venture III No. of
      Units              678,874    875,575    644,735    948,698    873,435    975,766  1,201,486  1,130,156    184,060         --
   NY Venture III No.
      of Units            24,458     25,475     21,089     29,706     56,375     85,514     90,668     73,783      6,103         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.574      9.031     16.564     14.127     13.636     13.620     13.746      9.292     12.500         --
   Value at End of
      Year                17.823     14.574      9.031     16.564     14.127     13.636     13.620     13.746      9.292         --
   Venture III No. of
      Units              198,686    201,634    220,061    317,258    382,261    520,780    677,523    785,025    202,175         --
   NY Venture III No.
      of Units            58,897     68,781     49,788     76,041     81,351    124,014    144,225    110,727     25,846         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.408      8.942     16.425     14.029     13.562     13.566     13.712      9.283     12.500         --
   Value at End of
      Year                17.593     14.408      8.942     16.425     14.029     13.562     13.566     13.712      9.283         --
   Venture III No. of
      Units              289,659    333,129    303,660    417,561    516,414    532,896    580,571    411,007      5,580         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.353      8.912     16.378     13.997     13.537     13.549     13.701      9.280     12.500         --
   Value at End of
      Year                17.518     14.353      8.912     16.378     13.997     13.537     13.549     13.701      9.280         --
   Venture III No. of
      Units               39,516     43,815     31,022     45,331     51,846     64,311     74,166    123,891     52,918         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.788     10.440     19.214     16.445     15.929     15.966     16.170     12.500         --         --
   Value at End of
      Year                20.458     16.788     10.440     19.214     16.445     15.929     15.966     16.170         --         --
   Venture III No. of
      Units               17,582     16,897     15,559     36,115     40,430     42,766     53,131     38,435         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SHORT TERM GOVERNMENT INCOME TRUST - SERIES I SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.592         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              133,085         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.588         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              112,885         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.575         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               15,973         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.571         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               41,606         --         --         --         --         --         --         --         --         --
SHORT TERM GOVERNMENT INCOME TRUST - SERIES II SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.577         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units            1,171,189         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            56,794         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.572         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              376,798         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            68,628         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.560         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              640,793         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.556         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               90,760         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.543         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               73,115         --         --         --         --         --         --         --         --         --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.417     11.660     19.691     17.597     15.801     12.500         --         --         --         --
   Value at End of
      Year                18.457     15.417     11.660     19.691     17.597     15.801         --         --         --         --
   Venture III No. of
      Units              212,412    254,365    259,023    241,664    248,248    177,098         --         --         --         --
   NY Venture III No.
      of Units             9,588     10,169     10,371      7,746      3,535        683         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.381     11.638     19.665     17.582     15.796     12.500         --         --         --         --
   Value at End of
      Year                18.405     15.381     11.638     19.665     17.582     15.796         --         --         --         --
   Venture III No. of
      Units               63,879     71,808     83,313     87,951     98,234     80,821         --         --         --         --
   NY Venture III No.
      of Units            19,274     19,107     26,425      5,017      7,702      2,437         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.274     11.574     19.586     17.539     15.780     12.500         --         --         --         --
   Value at End of
      Year                18.249     15.274     11.574     19.586     17.539     15.780         --         --         --         --
   Venture III No. of
      Units               97,709    113,135    143,891    139,418    138,254     78,343         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.238     11.553     19.560     17.524     15.775     12.500         --         --         --         --
   Value at End of
      Year                18.197     15.238     11.553     19.560     17.524     15.775         --         --         --         --
   Venture III No. of
      Units               33,208     31,825     34,814     18,800      8,490      1,082         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.132     11.490     19.482     17.480     15.759     12.500         --         --         --         --
   Value at End of
      Year                18.043     15.132     11.490     19.482     17.480     15.759         --         --         --         --
   Venture III No. of
      Units               10,382      7,020      4,255      9,672     10,567      5,849         --         --         --         --
SMALL CAP INDEX TRUST - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                13.651     10.958     16.807     17.467     15.098     14.773     12.801      8.927     11.557     11.506
   Value at End of
      Year                16.968     13.651     10.958     16.807     17.467     15.098     14.773     12.801      8.927     11.557
   Venture III No. of
      Units               63,836     67,494     67,868     72,230     88,928    101,535    111,695    166,389    121,096     14,176
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                14.626     11.747     18.026     18.743     16.209     15.868     13.757      9.598     12.433     12.500
   Value at End of
      Year                18.171     14.626     11.747     18.026     18.743     16.209     15.868     13.757      9.598     12.433
   Venture III No. of
      Units               84,140     88,515     92,430    107,325    129,209    165,319    201,964    251,915    198,216      1,266
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                14.443     11.617     17.853     18.591     16.102     15.787     13.707      9.578     12.425     12.500
   Value at End of
      Year                17.916     14.443     11.617     17.853     18.591     16.102     15.787     13.707      9.578     12.425
   Venture III No. of
      Units                4,835      4,854      4,853      4,842      6,130      6,997     10,322     10,447      2,660      1,266
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.382     11.574     17.796     18.541     16.066     15.760     13.691      9.571     12.422     12.500
   Value at End of
      Year                17.832     14.382     11.574     17.796     18.541     16.066     15.760     13.691      9.571     12.422
   Venture III No. of
      Units               17,459     20,066     33,180     42,238     43,813     44,081     59,294     63,048     94,702      7,324
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.780     11.893     18.274     19.027     16.483     16.158     14.025      9.811     12.922         --
   Value at End of
      Year                18.332     14.780     11.893     18.274     19.027     16.483     16.158     14.025      9.811         --
   Venture III No. of
      Units              184,265    235,403    261,945    300,367    487,758    639,496    649,660    492,023    124,484         --
   NY Venture III No.
      of Units            10,534     13,073     14,323     19,482     28,874     29,011     21,977     16,147     23,187         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.242     11.466     17.628     18.363     15.916     15.610     13.556      9.487     12.500         --
   Value at End of
      Year                17.657     14.242     11.466     17.628     18.363     15.916     15.610     13.556      9.487         --
   Venture III No. of
      Units              205,548    217,062    252,302    289,106    363,779    521,675    568,237    624,153    268,338         --
   NY Venture III No.
      of Units            60,655     67,536     75,187     84,097    106,566    122,961    131,345     73,769     23,713         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.080     11.352     17.479     18.236     15.829     15.549     13.523      9.478     12.500         --
   Value at End of
      Year                17.429     14.080     11.352     17.479     18.236     15.829     15.549     13.523      9.478         --
   Venture III No. of
      Units              251,205    279,696    285,478    319,945    409,175    456,066    482,820    307,301      2,660         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.026     11.315     17.430     18.194     15.801     15.528     13.512      9.475     12.500         --
   Value at End of
      Year                17.354     14.026     11.315     17.430     18.194     15.801     15.528     13.512      9.475         --
   Venture III No. of
      Units               22,303     25,435     29,349     35,267     48,334     61,834     76,647     85,100     57,304         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                17.186     13.885     21.421     22.394     19.477     19.170     16.706     12.500         --         --
   Value at End of
      Year                21.232     17.186     13.885     21.421     22.394     19.477     19.170     16.706         --         --
   Venture III No. of
      Units                6,727     19,406     10,258     13,140     16,812     19,880     20,584     17,485         --         --
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                16.729     12.705     22.322     24.578     22.621     12.500         --         --         --         --
   Value at End of
      Year                21.338     16.729     12.705     22.322     24.578     22.621         --         --         --         --
   Venture III No. of
      Units               48,705     48,585     58,880     72,472    109,619    142,270         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                16.674     12.669     22.270     24.533     22.591     12.500         --         --         --         --
   Value at End of
      Year                21.257     16.674     12.669     22.270     24.533     22.591         --         --         --         --
   Venture III No. of
      Units               71,993     59,659     63,747     65,996    109,420    146,030         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                16.508     12.562     22.115     24.399     22.501     12.500         --         --         --         --
   Value at End of
      Year                21.014     16.508     12.562     22.115     24.399     22.501         --         --         --         --
   Venture III No. of
      Units                  633        634        898        880      1,754      1,513         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.453     12.526     22.063     24.355     22.471     12.500         --         --         --         --
   Value at End of
      Year                20.933     16.453     12.526     22.063     24.355     22.471         --         --         --         --
   Venture III No. of
      Units               68,625     66,941     68,325     72,288     78,415     95,549         --         --         --         --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.573     12.612     22.205     14.986     22.591     21.342     17.292     12.500         --         --
   Value at End of
      Year                21.086     16.573     12.612     22.205     14.986     22.591     21.342     17.292         --         --
   Venture III No. of
      Units              301,354    291,547    129,073    456,256    673,916    806,725    254,329     59,939         --         --
   NY Venture III No.
      of Units            16,759     19,817     25,570     35,043     45,457     32,017      2,878         38         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.518     12.576     22.153     24.443     22.561     21.325     17.286     12.500         --         --
   Value at End of
      Year                21.005     16.518     12.576     22.153     24.443     22.561     21.325     17.286         --         --
   Venture III No. of
      Units              139,184    147,915    159,803    225,620    312,505    465,918     70,908     17,378         --         --
   NY Venture III No.
      of Units            51,000     49,681     57,190     74,258     90,014    114,661     23,672      6,795         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                16.354     12.470     21.999     24.309     22.472     21.272     17.269     12.500         --         --
   Value at End of
      Year                20.765     16.354     12.470     21.999     24.309     22.472     21.272     17.269         --         --
   Venture III No. of
      Units              209,325    218,315    255,739    333,100    479,610    600,588    181,511     53,999         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.299     12.434     21.948     24.265     22.442     21.254     17.264     12.500         --         --
   Value at End of
      Year                20.686     16.299     12.434     21.948     24.265     22.442     21.254     17.264         --         --
   Venture III No. of
      Units               27,349     19,072     20,683     23,635     28,782     39,445     18,993     90,696         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                16.137     12.329     21.795     24.132     22.353     21.201     17.247     12.500         --         --
   Value at End of
      Year                20.449     16.137     12.329     21.795     24.132     22.353     21.201     17.247         --         --
   Venture III No. of
      Units               17,301     14,271     15,862     24,882     35,492     37,110     14,306      5,881         --         --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     14.945     14.145     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     14.741     14.945     14.145         --         --         --         --
   Venture III No. of
      Units                   --         --         --     16,984     15,514      1,803         --         --         --         --
   NY Venture III No.
      of Units                --         --         --         --          1         72         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     14.932     14.140     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     14.722     14.932     14.140         --         --         --         --
   Venture III No. of
      Units                   --         --         --         83      8,554      6,265         --         --         --         --
   NY Venture III No.
      of Units                --         --         --      3,056      3,069      2,656         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --     14.895     14.126     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     14.663     14.895     14.126         --         --         --         --
   Venture III No. of
      Units                   --         --         --      8,003      8,704     12,639         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     14.883     14.121     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     14.643     14.883     14.121         --         --         --         --
   Venture III No. of
      Units                   --         --         --      1,214      1,843      1,323         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     14.107     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --         --     14.846     14.107         --         --         --         --
   Venture III No. of
      Units                   --         --         --         --        364        364         --         --         --         --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.543     11.516     15.878     16.667     14.234     12.500         --         --         --         --
   Value at End of
      Year                18.014     14.543     11.516     15.878     16.667     14.234         --         --         --         --
   Venture III No. of
      Units              310,465    317,224    584,545    535,994    676,921    291,038         --         --         --         --
   NY Venture III No.
      of Units            18,202     17,330     20,334     22,856     17,955      4,835         --         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.509     11.495     15.857     16.653     14.230     12.500         --         --         --         --
   Value at End of
      Year                17.963     14.509     11.495     15.857     16.653     14.230         --         --         --         --
   Venture III No. of
      Units               82,708     61,722    124,794    123,249    119,204     72,897         --         --         --         --
   NY Venture III No.
      of Units             9,362      3,366     14,340     14,422     21,076      9,531         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                14.408     11.431     15.794     16.612     14.215     12.500         --         --         --         --
   Value at End of
      Year                17.811     14.408     11.431     15.794     16.612     14.215         --         --         --         --
   Venture III No. of
      Units              183,032    166,073    228,198    244,944    208,489     93,639         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                14.374     11.411     15.773     16.598     14.211     12.500         --         --         --         --
   Value at End of
      Year                17.761     14.374     11.411     15.773     16.598     14.211         --         --         --         --
   Venture III No. of
      Units               78,588      9,291     93,798     14,281     29,004      8,198         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                14.274     11.348     15.710     16.557     14.197     12.500         --         --         --         --
   Value at End of
      Year                17.610     14.274     11.348     15.710     16.557     14.197         --         --         --         --
   Venture III No. of
      Units               65,234     13,042     61,974     28,054     18,398     22,693         --         --         --         --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --         --     12.134      8.830     12.058     12.219
   Value at End of
      Year                    --         --         --         --         --         --     12.793     12.134      8.830     12.058
   Venture III No. of
      Units                   --         --         --         --         --         --    275,802    319,465    322,040     58,747
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     12.243      8.913     12.179     12.500
   Value at End of
      Year                    --         --         --         --         --         --     12.902     12.243      8.913     12.179
   Venture III No. of
      Units                   --         --         --         --         --         --    316,014    372,895    364,615     10,681
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     12.199      8.894     12.171     12.500
   Value at End of
      Year                    --         --         --         --         --         --     12.836     12.199      8.894     12.171
   Venture III No. of
      Units                   --         --         --         --         --         --      5,671      8,316     12,145     10,681
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.184      8.888     12.169     12.500
   Value at End of
      Year                    --         --         --         --         --         --     12.814     12.184      8.888     12.169
   Venture III No. of
      Units                   --         --         --         --         --         --    204,268    207,926    199,977     22,152
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-01-05) - SERIES II SHARES (units first credited
   5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     12.901      9.393     12.940         --
   Value at End of
      Year                    --         --         --         --         --         --     13.582     12.901      9.393         --
   Venture III No. of
      Units                   --         --         --         --         --         --  1,057,471    821,306    265,584         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     53,231     33,016     18,573         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     12.453      9.071     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.103     12.453      9.071         --
   Venture III No. of
      Units                   --         --         --         --         --         --  1,071,424  1,067,398    478,150         --
   NY Venture III No.
      of Units                --         --         --         --         --         --    188,429    124,416     19,341         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     12.422      9.062     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.051     12.422      9.062         --
   Venture III No. of
      Units                   --         --         --         --         --         --    889,536    546,646     12,145         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.412      9.059     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.034     12.412      9.059         --
   Venture III No. of
      Units                   --         --         --         --         --         --     71,277     90,696     53,391         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     16.207     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     16.993     16.207         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --     41,071     26,962         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     14.922     16.264     15.686     15.045     12.500         --         --         --
   Value at End of
      Year                    --         --      8.321     14.922     16.264     15.686     15.045         --         --         --
   Venture III No. of
      Units                   --         --     24,790     38,307     51,474    228,347     75,065         --         --         --
   NY Venture III No.
      of Units                --         --      2,472      3,949      3,818      3,017         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     14.895     16.243     15.673     15.040     12.500         --         --         --
   Value at End of
      Year                    --         --      8.302     14.895     16.243     15.673     15.040         --         --         --
   Venture III No. of
      Units                   --         --      1,840      2,896      3,454     29,216      3,612         --         --         --
   NY Venture III No.
      of Units                --         --        834        838        842        846         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     14.813     16.178     15.634     15.025     12.500         --         --         --
   Value at End of
      Year                    --         --      8.244     14.813     16.178     15.634     15.025         --         --         --
   Venture III No. of
      Units                   --         --     14,740     16,506     23,832     36,537     23,197         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     16.157     15.621     15.020     12.500         --         --         --
   Value at End of
      Year                    --         --         --     14.786     16.157     15.621     15.020         --         --         --
   Venture III No. of
      Units                   --         --         --         --      1,574     10,960      4,666         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     14.705     16.092     15.582     15.005     12.500         --         --         --
   Value at End of
      Year                    --         --      8.167     14.705     16.092     15.582     15.005         --         --         --
   Venture III No. of
      Units                   --         --        831      1,086      1,412      3,679      3,409         --         --         --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                20.271     16.140     22.495     23.148     20.388     19.365     15.726     11.960     12.926     12.780
   Value at End of
      Year                24.198     20.271     16.140     22.495     23.148     20.388     19.365     15.726     11.960     12.926
   Venture III No. of
      Units              111,192    122,360    171,979    225,659    324,931    440,746    610,555    658,413    634,847    137,793
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                19.701     15.694     21.885     22.531     19.855     18.867     15.330     11.665     12.613     12.500
   Value at End of
      Year                23.506     19.701     15.694     21.885     22.531     19.855     18.867     15.330     11.665     12.613
   Venture III No. of
      Units              103,947    156,379    184,684    230,192    339,801    433,769    606,663    637,716    661,005  13,189
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                19.454     15.520     21.675     22.349     19.724     18.771     15.274     11.640     12.605     12.500
   Value at End of
      Year                23.176     19.454     15.520     21.675     22.349     19.724     18.771     15.274     11.640     12.605
   Venture III No. of
      Units               17,325     16,644     17,756     18,841     22,205     22,391     26,322     41,726     41,340  13,189
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                19.372     15.463     21.605     22.289     19.681     18.739     15.256     11.632     12.602     12.500
   Value at End of
      Year                23.067     19.372     15.463     21.605     22.289     19.681     18.739     15.256     11.632     12.602
   Venture III No. of
      Units               28,525     44,268     49,447     66,852    109,791    140,455    291,525    268,943    233,288  63,197
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                19.248     15.350     21.443     22.113     19.512     18.576     15.116     11.506     14.081         --
   Value at End of
      Year                22.938     19.248     15.350     21.443     22.113     19.512     18.576     15.116     11.506         --
   Venture III No. of
      Units              689,179    854,864    987,779  1,290,443  1,888,948  2,236,737  2,430,543  1,761,384    614,080         --
   NY Venture III No.
      of Units            52,310     58,378     66,419     98,580    114,100    120,806    113,567     82,962     58,245         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.022     13.582     18.982     19.585     17.291     16.469     13.408     10.211     12.500         --
   Value at End of
      Year                20.275     17.022     13.582     18.982     19.585     17.291     16.469     13.408     10.211         --
   Venture III No. of
      Units              356,535    398,853    471,069    714,205  1,076,265  1,612,445  1,912,889  1,911,009    929,346         --
   NY Venture III No.
      of Units           114,487    125,787    127,843    178,592    262,887    299,276    292,522    194,102    140,797         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                16.828     13.447     18.822     19.450     17.197     16.404     13.375     10.201     12.500         --
   Value at End of
      Year                20.014     16.828     13.447     18.822     19.450     17.197     16.404     13.375     10.201         --
   Venture III No. of
      Units              402,227    473,477    556,159    834,357  1,247,856  1,504,042  1,509,955    748,523     41,340         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.764     13.403     18.769     19.405     17.165     16.382     13.365     10.198     12.500         --
   Value at End of
      Year                19.928     16.764     13.403     18.769     19.405     17.165     16.382     13.365     10.198         --
   Venture III No. of
      Units               73,911     85,565     92,685    121,407    238,304    200,783    342,303    282,478    159,691         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                18.983     15.200     21.319     22.074     19.556     18.691     15.271     12.500         --         --
   Value at End of
      Year                22.533     18.983     15.200     21.319     22.074     19.556     18.691     15.271         --         --
   Venture III No. of
      Units               23,448     34,555     34,647     43,916    107,033     82,189    131,148     65,180         --         --
SMALLER COMPANY GROWTH TRUST - SERIES I SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                13.124     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.143     13.124         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               47,312     50,219         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                13.123     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.134     13.123         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               40,616     48,550         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                13.121     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.107     13.121         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               13,344     13,388         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.120     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.097     13.120         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                6,430      7,638         --         --         --         --         --         --         --         --
SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.115     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.107     13.115         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              246,427    283,903         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            15,374     17,262         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.114     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.098     13.114         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              122,872    141,676         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            39,181     41,457         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.112     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.070     13.112         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              159,011    180,897         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.111     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.061     13.111         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              108,136    128,641         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                13.108     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.034     13.108         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               55,322     66,524         --         --         --         --         --         --         --         --
SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-07) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.101     18.440     15.630     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.779     19.101     18.440     15.630         --         --
   Venture III No. of
      Units                   --         --         --         --     50,920     64,036     55,925     13,039         --         --
   NY Venture III No.
      of Units                --         --         --         --      1,370      1,899      1,944        947         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.075     18.425     15.625     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.741     19.075     18.425     15.625         --         --
   Venture III No. of
      Units                   --         --         --         --      4,225      5,988     12,726      1,905         --         --
   NY Venture III No.
      of Units                --         --         --         --      6,712     12,468     12,028      4,205         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --     19.000     18.379     15.609     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.628     19.000     18.379     15.609         --         --
   Venture III No. of
      Units                   --         --         --         --     29,836     45,610     48,103     15,073         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.974     18.364     15.604     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.590     18.974     18.364     15.604         --         --
   Venture III No. of
      Units                   --         --         --         --      3,145      3,682      4,367      3,066         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.899     18.318     15.589     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.478     18.899     18.318     15.589         --         --
   Venture III No. of
      Units                   --         --         --         --      2,434      2,684      2,833      7,681         --         --
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIESTRUST EFF 11-08-10) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --     17.056     20.662     21.040     19.980     19.778     18.851     16.943     15.808     15.636
   Value at End of
      Year                    --     20.704     17.056     20.662     21.040     19.980     19.778     18.851     16.943     15.808
   Venture III No. of
      Units                   --     56,939     44,562     64,525    103,890    123,426    180,879    160,200    118,693     23,734
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --     13.597     16.481     16.791     15.953     15.799     15.067     13.548     12.647     12.500
   Value at End of
      Year                    --     16.498     13.597     16.481     16.791     15.953     15.799     15.067     13.548     12.647
   Venture III No. of
      Units                   --     80,974     60,905     78,245     87,080    128,519    174,724    190,846    123,232      4,812
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --     13.447     16.323     16.655     15.847     15.719     15.012     13.519     12.639     12.500
   Value at End of
      Year                    --     16.291     13.447     16.323     16.655     15.847     15.719     15.012     13.519     12.639
   Venture III No. of
      Units                   --     18,793      5,229      5,602      5,367      4,362      9,063      9,640      7,865      4,812
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     13.397     16.271     16.610     15.813     15.692     14.994     13.510     12.637     12.500
   Value at End of
      Year                    --     16.223     13.397     16.271     16.610     15.813     15.692     14.994     13.510     12.637
   Venture III No. of
      Units                   --     27,317     24,982     33,634     33,494     49,657     58,930     81,169     64,005      7,332
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIES TRUST EFF 11-08-10) - SERIES II SHARES (units first credited
   5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     13.145     15.965     16.274     15.482     15.364     14.681     13.217     12.681         --
   Value at End of
      Year                    --     15.920     13.145     15.965     16.274     15.482     15.364     14.681     13.217         --
   Venture III No. of
      Units                   --  1,033,520    996,359  1,544,330  1,829,380  1,935,818  1,374,409    731,600    199,341         --
   NY Venture III No.
      of Units                --    101,683     87,958    129,989    136,005    144,159     69,421     47,473      9,379         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     12.914     15.693     16.005     15.233     15.124     14.460     13.024     12.500         --
   Value at End of
      Year                    --     15.632     12.914     15.693     16.005     15.233     15.124     14.460     13.024         --
   Venture III No. of
      Units                   --    144,911    169,427    208,073    251,996    344,500    402,567    494,156    198,913         --
   NY Venture III No.
      of Units                --     79,709     76,635    123,426    153,583    182,102    141,989     83,675     86,329         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --     12.786     15.561     15.894     15.150     15.064     14.424     13.012     12.500         --
   Value at End of
      Year                    --     15.454     12.786     15.561     15.894     15.150     15.064     14.424     13.012         --
   Venture III No. of
      Units                   --    710,744    700,200    930,532  1,076,127  1,221,568    753,789    197,544      7,865         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     12.743     15.517     15.857     15.122     15.045     14.412     13.008     12.500         --
   Value at End of
      Year                    --     15.395     12.743     15.517     15.857     15.122     15.045     14.412     13.008         --
   Venture III No. of
      Units                   --     25,528     24,233     25,342     33,085     43,313     72,879     83,515     52,117         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     11.357     13.850     14.175     13.538     13.489     12.942     12.500         --         --
   Value at End of
      Year                    --     13.700     11.357     13.850     14.175     13.538     13.489     12.942         --         --
   Venture III No. of
      Units                   --    112,556    103,466    137,934    133,976    115,872     84,711     19,571         --         --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --         --      9.626      7.714     10.898     11.492
   Value at End of
      Year                    --         --         --         --         --         --     10.089      9.626      7.714     10.898
   Venture III No. of
      Units                   --         --         --         --         --         --    281,922    299,602    337,579     93,971
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     10.404      8.341     11.791     12.500
   Value at End of
      Year                    --         --         --         --         --         --     10.899     10.404      8.341     11.791
   Venture III No. of
      Units                   --         --         --         --         --         --    459,993    513,126    582,524      3,810

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --         --     10.366      8.324     11.784     12.500
   Value at End of
      Year                    --         --         --         --         --         --     10.843     10.366      8.324     11.784
   Venture III No. of
      Units                   --         --         --         --         --         --      2,519      4,507      6,655      3,810
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     10.354      8.318     11.781     12.500
   Value at End of
      Year                    --         --         --         --         --         --     10.825     10.354      8.318     11.781
   Venture III No. of
      Units                   --         --         --         --         --         --     86,540    115,290    132,025     67,667
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-01-05) - SERIES II SHARES (units first credited
   5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     11.546      9.271     11.177         --
   Value at End of
      Year                    --         --         --         --         --         --     12.069     11.546      9.271         --
   Venture III No. of
      Units                   --         --         --         --         --         --    473,573    463,299    193,976         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     29,740     25,641     42,059         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     12.903     10.365     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.480     12.903     10.365         --
   Venture III No. of
      Units                   --         --         --         --         --         --    584,007    631,182    313,890         --
   NY Venture III No.
      of Units                --         --         --         --         --         --     58,319     57,142     19,777         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     12.871     10.356     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.427     12.871     10.356         --
   Venture III No. of
      Units                   --         --         --         --         --         --    290,089    180,067      6,655         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.860     10.352     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     13.409     12.860     10.352         --
   Venture III No. of
      Units                   --         --         --         --         --         --    140,760    156,701    127,270         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     14.516     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     15.113     14.516         --         --
   Venture III No. of
      Units                   --         --         --         --         --         --     26,231     16,521         --         --
STRATEGIC INCOME OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 11-08-2010)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                18.179         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               67,596         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                18.118         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               92,812         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                17.938         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               19,109         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                17.878         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               28,369         --         --         --         --         --         --         --         --         --
STRATEGIC INCOME OPPORTUNITIES TRUST (FORMERLY STRATEGIC INCOME TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.985     12.853     14.323     13.798     13.505     13.461     12.500         --         --         --
   Value at End of
      Year                17.860     15.985     12.853     14.323     13.798     13.505     13.461         --         --         --
   Venture III No. of
      Units              982,659    112,707     99,490    150,676    234,437    210,144     70,921         --         --         --
   NY Venture III No.
      of Units           101,862     19,081     20,397     33,367     37,466     27,411     18,640         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.940     12.823     14.297     13.780     13.494     13.456     12.500         --         --         --
   Value at End of
      Year                18.104     15.940     12.823     14.297     13.780     13.494     13.456         --         --         --
   Venture III No. of
      Units              152,950     35,829     35,553     36,698     85,568     65,847      4,572         --         --         --
   NY Venture III No.
      of Units            82,544     17,557     18,035     41,751     64,857     50,440     23,487         --         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                15.805     12.734     14.218     13.725     13.460     13.443     12.500         --         --         --
   Value at End of
      Year                17.924     15.805     12.734     14.218     13.725     13.460     13.443         --         --         --
   Venture III No. of
      Units              757,130    106,125     82,188    149,812    182,133    186,092     84,315         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.760     12.704     14.192     13.707     13.449     13.438     12.500         --         --         --
   Value at End of
      Year                17.864     15.760     12.704     14.192     13.707     13.449     13.438         --         --         --
   Venture III No. of
      Units               27,855      3,623      2,939      2,790      2,924      1,420      3,062         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.627     12.615     14.114     13.653     13.416     13.425     12.500         --         --         --
   Value at End of
      Year                17.686     15.627     12.615     14.114     13.653     13.416     13.425         --         --         --
   Venture III No. of
      Units              114,863     19,893     20,155     22,275     13,402      9,711      7,650         --         --         --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --     19.699     18.251     16.521     13.347     22.160     25.156
   Value at End of
      Year                    --         --         --         --     21.734     19.699     18.251     16.521     13.347     22.160
   Venture III No. of
      Units                   --         --         --         --     49,694     63,469     84,438     96,580    104,292     14,316
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --      9.666      8.960      8.114      6.558     10.895     12.500
   Value at End of
      Year                    --         --         --         --     10.658      9.666      8.960      8.114      6.558     10.895
   Venture III No. of
      Units                   --         --         --         --    108,045    141,060    224,142    251,177    296,124      9,469
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --      8.914      8.085      6.544     10.888     12.500
   Value at End of
      Year                    --         --         --         --         --      9.602      8.914      8.085      6.544     10.888
   Venture III No. of
      Units                   --         --         --         --         --      1,246      4,226      8,615      7,523      9,469
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --      9.581      8.898      8.075      6.540     10.885     12.500
   Value at End of
      Year                    --         --         --         --     10.544      9.581      8.898      8.075      6.540     10.885
   Venture III No. of
      Units                   --         --         --         --     27,576     42,030     64,683     81,657     92,531     22,580
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-07) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     11.711     10.868      9.831      7.957     12.129         --
   Value at End of
      Year                    --         --         --         --     12.893     11.711     10.868      9.831      7.957         --
   Venture III No. of
      Units                   --         --         --         --    275,318    334,152    371,134    304,615    118,519         --
   NY Venture III No.
      of Units                --         --         --         --      5,198      9,616      9,400      6,980      5,652         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     12.048     11.186     10.124      8.198     12.500         --
   Value at End of
      Year                    --         --         --         --     13.257     12.048     11.186     10.124      8.198         --
   Venture III No. of
      Units                   --         --         --         --    278,943    364,014    476,434    534,952    258,022         --
   NY Venture III No.
      of Units                --         --         --         --     15,480     16,796     17,190     10,783      8,850         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --     11.982     11.142     10.099      8.190     12.500         --
   Value at End of
      Year                    --         --         --         --     13.165     11.982     11.142     10.099      8.190         --
   Venture III No. of
      Units                   --         --         --         --    229,746    259,133    335,200    217,406      7,523         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     11.961     11.127     10.091      8.187     12.500         --
   Value at End of
      Year                    --         --         --         --     13.134     11.961     11.127     10.091      8.187         --
   Venture III No. of
      Units                   --         --         --         --     32,523     42,545     46,995     51,338     30,273         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     17.154     15.982     14.515     12.500         --         --
   Value at End of
      Year                    --         --         --         --     18.809     17.154     15.982     14.515         --         --
   Venture III No. of
      Units                   --         --         --         --     14,279     11,843      8,122      5,404         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --         --         --     11.139      9.599      7.578     10.582     11.372
   Value at End of
      Year                    --         --         --         --         --     10.925     11.139      9.599      7.578     10.582
   Venture III No. of
      Units                   --         --         --         --         --    153,819    186,805    207,736    222,003     43,972

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --     12.159     10.483      8.280     11.568     12.500
   Value at End of
      Year                    --         --         --         --         --     11.920     12.159     10.483      8.280     11.568
   Venture III No. of
      Units                   --         --         --         --         --    145,076    197,678    195,166    253,289      1,245
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --         --         --     12.097     10.445      8.262     11.561     12.500
   Value at End of
      Year                    --         --         --         --         --     11.841     12.097     10.445      8.262     11.561
   Venture III No. of
      Units                   --         --         --         --         --      5,444     46,144     48,905     46,866      1,245
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     12.076     10.433      8.256     11.559     12.500
   Value at End of
      Year                    --         --         --         --         --     11.815     12.076     10.433      8.256     11.559
   Venture III No. of
      Units                   --         --         --         --         --     62,510     69,068     89,700     97,380     22,359
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-06) - SERIES II SHARES
   (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     13.676     11.804      9.326     11.884         --
   Value at End of
      Year                    --         --         --         --         --     13.382     13.676     11.804      9.326         --
   Venture III No. of
      Units                   --         --         --         --         --    443,948    480,426    330,022     83,925         --
   NY Venture III No.
      of Units                --         --         --         --         --     22,355     19,800      6,785      3,533         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     14.367     12.406      9.807     12.500         --
   Value at End of
      Year                    --         --         --         --         --     14.050     14.367     12.406      9.807         --
   Venture III No. of
      Units                   --         --         --         --         --    219,140    255,690    256,896    141,909         --
   NY Venture III No.
      of Units                --         --         --         --         --     52,154     47,897     18,276     34,800         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     14.310     12.376      9.797     12.500         --
   Value at End of
      Year                    --         --         --         --         --     13.974     14.310     12.376      9.797         --
   Venture III No. of
      Units                   --         --         --         --         --    239,367    245,268    172,326     46,866         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     14.291     12.366      9.794     12.500         --
   Value at End of
      Year                    --         --         --         --         --     13.948     14.291     12.366      9.794         --
   Venture III No. of
      Units                   --         --         --         --         --     24,230     26,643     30,334     16,945         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     17.250     14.949     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     16.812     17.250     14.949         --         --
   Venture III No. of
      Units                   --         --         --         --         --     16,330     17,608     11,341         --         --
TOTAL BOND MARKET TRUST A - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.306         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              593,749         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units               943         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.280         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             3,600         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.202         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              361,161         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.098         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               90,430         --         --         --         --         --         --         --         --         --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                20.218     18.094     17.901     16.776     16.462     16.331     15.819     15.314     14.216     13.912
   Value at End of
      Year                21.407     20.218     18.094     17.901     16.776     16.462     16.331     15.819     15.314     14.216
   Venture III No. of
      Units              323,988    340,638    330,342    365,881    466,203    678,650    891,028  1,072,260  1,445,513    309,022

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                18.116     16.222     16.056     15.055     14.781     14.670     14.218     13.771     12.790     12.500
   Value at End of
      Year                19.173     18.116     16.222     16.056     15.055     14.781     14.670     14.218     13.771     12.790
   Venture III No. of
      Units              329,952    417,602    412,742    486,720    577,049    816,731  1,117,633  1,420,034  1,827,800     46,568
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                17.889     16.042     15.903     14.933     14.683     14.595     14.166     13.741     12.782     12.500
   Value at End of
      Year                18.904     17.889     16.042     15.903     14.933     14.683     14.595     14.166     13.741     12.782
   Venture III No. of
      Units               64,017     66,338     63,975     81,117     84,588     88,416    112,185    131,301    124,496     46,568
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                17.814     15.983     15.852     14.893     14.651     14.570     14.149     13.732     12.779     12.500
   Value at End of
      Year                18.815     17.814     15.983     15.852     14.893     14.651     14.570     14.149     13.732     12.779
   Venture III No. of
      Units              107,788    123,101    125,929    165,549    202,808    284,000    398,695    449,544    588,469    194,521
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.390     15.596     15.454     14.511     14.264     14.182     13.770     13.349     12.526         --
   Value at End of
      Year                18.372     17.390     15.596     15.454     14.511     14.264     14.182     13.770     13.349         --
   Venture III No. of
      Units            3,349,192  3,701,473  3,153,089  2,876,211  3,460,133  4,055,380  4,271,882  3,688,116  1,428,781         --
   NY Venture III No.
      of Units           344,035    404,632    337,387    291,916    318,095    339,003    361,284    283,169    236,863         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.288     15.512     15.378     14.448     14.209     14.134     13.730     13.317     12.500         --
   Value at End of
      Year                18.255     17.288     15.512     15.378     14.448     14.209     14.134     13.730     13.317         --
   Venture III No. of
      Units            1,252,332  1,306,373  1,212,467  1,470,507  1,919,042  2,679,092  3,243,797  3,740,167  2,269,393         --
   NY Venture III No.
      of Units           168,015    196,683    194,704    270,013    337,355    420,975    417,710    345,500    584,424         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                17.091     15.358     15.249     14.348     14.132     14.078     13.697     13.304     12.500         --
   Value at End of
      Year                18.020     17.091     15.358     15.249     14.348     14.132     14.078     13.697     13.304         --
   Venture III No. of
      Units            2,083,614  2,269,052  1,657,745  1,363,522  1,676,309  1,806,043  1,653,518  1,148,470    124,496         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                17.026     15.307     15.206     14.314     14.106     14.060     13.686     13.300     12.500         --
   Value at End of
      Year                17.943     17.026     15.307     15.206     14.314     14.106     14.060     13.686     13.300         --
   Venture III No. of
      Units              240,750    263,662    314,782    247,785    303,455    370,639    435,854    566,374    396,702         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.434     13.897     13.826     13.035     12.864     12.841     12.518     12.500         --         --
   Value at End of
      Year                16.240     15.434     13.897     13.826     13.035     12.864     12.841     12.518         --         --
   Venture III No. of
      Units              155,785    132,251    213,726     81,533     99,704    152,513    187,010    124,121         --         --
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                10.114      7.979     12.917     12.487     11.010     10.590      9.635      7.504      9.692     10.176
   Value at End of
      Year                11.659     10.114      7.979     12.917     12.487     11.010     10.590      9.635      7.504      9.692
   Venture III No. of
      Units               33,120     36,908     41,119     42,325     48,977     77,655    150,518    157,636    135,388     42,924
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                12.312      9.718     15.741     15.224     13.430     12.924     11.765      9.167     11.846     12.500
   Value at End of
      Year                14.186     12.312      9.718     15.741     15.224     13.430     12.924     11.765      9.167     11.846
   Venture III No. of
      Units               26,188     28,365     42,436     61,150     81,217    104,354    122,312    166,760    128,273        182
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                12.157      9.610     15.590     15.101     13.341     12.858     11.722      9.147     11.839     12.500
   Value at End of
      Year                13.987     12.157      9.610     15.590     15.101     13.341     12.858     11.722      9.147     11.839
   Venture III No. of
      Units                  471        506        542        556      2,811      3,199     13,741     13,904      8,489        182
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.106      9.575     15.540     15.060     13.312     12.836     11.708      9.141     11.836     12.500
   Value at End of
      Year                13.921     12.106      9.575     15.540     15.060     13.312     12.836     11.708      9.141     11.836
   Venture III No. of
      Units                4,161      4,974      9,642     26,555     28,139     33,756     48,624     59,374     51,456      4,897
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.040     10.315     16.723     16.195     14.305     13.795     12.568      9.805     12.003         --
   Value at End of
      Year                14.993     13.040     10.315     16.723     16.195     14.305     13.795     12.568      9.805         --
   Venture III No. of
      Units              148,155    167,185    200,077    256,037    339,281    406,518    479,910    525,659    122,800         --
   NY Venture III No.
      of Units            17,640     21,525     29,674     47,821     59,680     69,242     61,545     44,972     10,275         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.528     10.706     17.366     16.826     14.870     14.347     13.077     10.207     12.500         --
   Value at End of
      Year                15.546     13.528     10.706     17.366     16.826     14.870     14.347     13.077     10.207         --
   Venture III No. of
      Units              111,180    131,685    144,876    187,870    225,910    342,595    408,338    426,605    156,620         --
   NY Venture III No.
      of Units            83,595     90,255    101,859    132,817    178,745    208,141    233,882    112,148     16,300         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                13.374     10.600     17.219     16.710     14.789     14.291     13.045     10.197     12.500         --
   Value at End of
      Year                15.346     13.374     10.600     17.219     16.710     14.789     14.291     13.045     10.197         --
   Venture III No. of
      Units              200,977    210,021    172,844    288,043    296,626    341,843    283,265    170,872      8,489         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                13.323     10.565     17.171     16.671     14.762     14.272     13.035     10.194     12.500         --
   Value at End of
      Year                15.280     13.323     10.565     17.171     16.671     14.762     14.272     13.035     10.194         --
   Venture III No. of
      Units               17,364     19,927     22,094     24,744     26,358     44,365     53,204     64,988     26,237         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                15.372     12.208     19.872     19.322     17.135     16.591     15.175     12.500         --         --
   Value at End of
      Year                17.604     15.372     12.208     19.872     19.322     17.135     16.591     15.175         --         --
   Venture III No. of
      Units                3,621      3,725      4,252      5,458      8,849     13,571     24,670     20,779         --         --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --         --     25.480     23.726     23.640     22.510     18.078     24.289     25.399
   Value at End of
      Year                    --         --         --     25.379     25.480     23.726     23.640     22.510     18.078     24.289
   Venture III No. of
      Units                   --         --         --    148,076    204,218    293,782    377,834    503,113    534,526    192,389
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --     12.467     11.614     11.578     11.030      8.862     11.913     12.500
   Value at End of
      Year                    --         --         --     12.411     12.467     11.614     11.578     11.030      8.862     11.913
   Venture III No. of
      Units                   --         --         --    323,281    475,961    640,661    913,120  1,024,581  1,025,162     31,888
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     12.366     11.537     11.518     10.990      8.843     11.906     12.500
   Value at End of
      Year                    --         --         --     12.292     12.366     11.537     11.518     10.990      8.843     11.906
   Venture III No. of
      Units                   --         --         --     18,099     21,614     27,048     30,729     46,925     46,298     31,888
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.332     11.512     11.499     10.976      8.837     11.903     12.500
   Value at End of
      Year                    --         --         --     12.252     12.332     11.512     11.499     10.976      8.837     11.903
   Venture III No. of
      Units                   --         --         --    132,063    160,841    248,509    327,149    394,503    428,051    130,404
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-07-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     13.331     12.434     12.412     11.844      9.525     11.563         --
   Value at End of
      Year                    --         --         --     13.242     13.331     12.434     12.412     11.844      9.525         --
   Venture III No. of
      Units                   --         --         --    889,344  1,162,614  1,446,914  1,647,147  1,357,569    453,624         --
   NY Venture III No.
      of Units                --         --         --     56,478     94,345    117,697    139,437     97,353     69,557         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     14.378     13.417     13.400     12.793     10.294     12.500         --
   Value at End of
      Year                    --         --         --     14.275     14.378     13.417     13.400     12.793     10.294         --
   Venture III No. of
      Units                   --         --         --    629,409    808,151  1,142,432  1,505,611  1,564,714    701,296         --
   NY Venture III No.
      of Units                --         --         --     70,692     98,954    231,550    306,910    237,376    157,975         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --     14.278     13.344     13.347     12.762     10.284     12.500         --
   Value at End of
      Year                    --         --         --     14.154     14.278     13.344     13.347     12.762     10.284         --
   Venture III No. of
      Units                   --         --         --    392,147    584,735    759,238    847,551    471,703     46,298         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     14.245     13.320     13.330     12.751     10.281     12.500         --
   Value at End of
      Year                    --         --         --     14.115     14.245     13.320     13.330     12.751     10.281         --
   Venture III No. of
      Units                   --         --         --     75,223     89,508    143,910    190,792    210,033    114,115         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     16.551     15.499     15.534     14.882     12.500         --         --
   Value at End of
      Year                    --         --         --     16.374     16.551     15.499     15.534     14.882         --         --
   Venture III No. of
      Units                   --         --         --     42,741     61,689     75,794     71,022     33,796         --         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited
   5-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     12.970     12.951     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     13.219     12.970     12.951         --         --         --         --
   Venture III No. of
      Units                   --         --         --     98,858    129,449    153,310         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --         --     12.952     12.940     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     13.195     12.952     12.940         --         --         --         --
   Venture III No. of
      Units                   --         --         --    172,908    217,058    254,132         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --         --     12.901     12.908     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     13.123     12.901     12.908         --         --         --         --
   Venture III No. of
      Units                   --         --         --      2,372      3,921      4,212         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.884     12.897     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --     13.099     12.884     12.897         --         --         --         --
   Venture III No. of
      Units                   --         --         --     28,808     34,434     48,085         --         --         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
   5-03-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     12.943     12.964     13.067     12.500         --         --         --
   Value at End of
      Year                    --         --         --     13.175     12.943     12.964     13.067         --         --         --
   Venture III No. of
      Units                   --         --         --    277,680    386,887    495,325     71,835         --         --         --
   NY Venture III No.
      of Units                --         --         --     35,317     37,510     40,163     18,636         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     12.926     12.954     13.062     12.500         --         --         --
   Value at End of
      Year                    --         --         --     13.151     12.926     12.954     13.062         --         --         --
   Venture III No. of
      Units                   --         --         --    200,450    301,204    424,410         85         --         --         --
   NY Venture III No.
      of Units                --         --         --     40,589     62,741     87,301     19,626         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --         --     12.875     12.921     13.049     12.500         --         --         --
   Value at End of
      Year                    --         --         --     13.079     12.875     12.921     13.049         --         --         --
   Venture III No. of
      Units                   --         --         --    143,182    233,045    304,919     51,871         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.858     12.911     13.045     12.500         --         --         --
   Value at End of
      Year                    --         --         --     13.055     12.858     12.911     13.045         --         --         --
   Venture III No. of
      Units                   --         --         --     36,693     44,371     58,861         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.807     12.878     13.032     12.500         --         --         --
   Value at End of
      Year                    --         --         --     12.984     12.807     12.878     13.032         --         --         --
   Venture III No. of
      Units                   --         --         --     15,154     25,150     26,557      5,083         --         --         --
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --     15.905     16.401     16.166     15.744     15.756     15.570     15.559     14.647     14.437
   Value at End of
      Year                    --     16.957     15.905     16.401     16.166     15.744     15.756     15.570     15.559     14.647
   Venture III No. of
      Units                   --    104,210    121,077    103,644    110,677    163,744    263,651    358,655    516,015    121,534
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --     13.731     14.166     13.971     13.612     13.630     13.475     13.473     12.689     12.500
   Value at End of
      Year                    --     14.632     13.731     14.166     13.971     13.612     13.630     13.475     13.473     12.689
   Venture III No. of
      Units                   --    138,927    100,473    124,026    137,168    189,994    298,512    405,665    639,740     26,818
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --     13.579     14.031     13.858     13.522     13.560     13.426     13.444     12.681     12.500
   Value at End of
      Year                    --     14.448     13.579     14.031     13.858     13.522     13.560     13.426     13.444     12.681
   Venture III No. of
      Units                   --      8,469     20,786      8,765     11,100     15,132     20,866     23,225     42,239     26,818
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     13.529     13.986     13.820     13.493     13.537     13.410     13.435     12.679     12.500
   Value at End of
      Year                    --     14.387     13.529     13.986     13.820     13.493     13.537     13.410     13.435     12.679
   Venture III No. of
      Units                   --     33,283     22,226     20,492     29,367     47,907     86,647    210,255    487,625     78,307

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     13.376     13.826     13.658     13.326     13.353     13.219     13.228     12.615         --
   Value at End of
      Year                    --     14.239     13.376     13.826     13.658     13.326     13.353     13.219     13.228         --
   Venture III No. of
      Units                   --  1,227,472  1,365,227  1,159,441  1,186,616  1,535,167  2,276,112  1,868,640    706,239         --
   NY Venture III No.
      of Units                --     53,910     45,404     39,669     48,218    114,800    119,680    136,243     52,169         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     13.210     13.661     13.501     13.180     13.213     13.088     13.103     12.500         --
   Value at End of
      Year                    --     14.055     13.210     13.661     13.501     13.180     13.213     13.088     13.103         --
   Venture III No. of
      Units                   --    395,459    337,789    426,002    564,405    831,527  1,280,511  1,696,560  1,055,375         --
   NY Venture III No.
      of Units                --     64,762     76,631     89,990    109,795    144,792    219,941    252,802    293,643         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --     13.079     13.546     13.408     13.108     13.161     13.056     13.091     12.500         --
   Value at End of
      Year                    --     13.895     13.079     13.546     13.408     13.108     13.161     13.056     13.091         --
   Venture III No. of
      Units                   --    717,951    569,128    283,726    330,894    357,519    413,421    341,401     15,548         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     13.036     13.508     13.377     13.085     13.144     13.045     13.087     12.500         --
   Value at End of
      Year                    --     13.842     13.036     13.508     13.377     13.085     13.144     13.045     13.087         --
   Venture III No. of
      Units                   --     74,813     74,999     84,373    121,730    168,320    265,357    432,596    245,705         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     12.285     12.749     12.644     12.386     12.461     12.386     12.500         --         --
   Value at End of
      Year                    --     13.025     12.285     12.749     12.644     12.386     12.461     12.386         --         --
   Venture III No. of
      Units                   --     26,845     26,865     28,416     17,357     28,701     46,691     45,968         --         --
U.S. HIGH YIELD BOND TRUST (MERGED INTO HIGH YIELD TRUST EFF 11-08-10) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     10.859     13.984     13.846     12.859     12.500         --         --         --         --
   Value at End of
      Year                    --     15.635     10.859     13.984     13.846     12.859         --         --         --         --
   Venture III No. of
      Units                   --     52,869     56,050     43,968     30,339     19,752         --         --         --         --
   NY Venture III No.
      of Units                --      1,619         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     10.839     13.965     13.834     12.854     12.500         --         --         --         --
   Value at End of
      Year                    --     15.599     10.839     13.965     13.834     12.854         --         --         --         --
   Venture III No. of
      Units                   --     34,515      8,923     12,919     37,683     12,890         --         --         --         --
   NY Venture III No.
      of Units                --        304        306         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --     10.779     13.910     13.800     12.842     12.500         --         --         --         --
   Value at End of
      Year                    --     15.490     10.779     13.910     13.800     12.842         --         --         --         --
   Venture III No. of
      Units                   --     37,313      4,634      8,153     11,031      1,513         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     10.760     13.891     13.788     12.837     12.500         --         --         --         --
   Value at End of
      Year                    --     15.454     10.760     13.891     13.788     12.837         --         --         --         --
   Venture III No. of
      Units                   --      5,669        999        448      3,517      5,217         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     10.701     13.836     13.754     12.825         --         --         --         --         --
   Value at End of
      Year                    --     15.346     10.701     13.836     13.754         --         --         --         --         --
   Venture III No. of
      Units                   --        145        207        861     10,054         --         --         --         --         --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES I
   SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                    --         --     14.592     14.886     13.676     13.139     12.211      9.057     12.308     12.659
   Value at End of
      Year                    --         --      8.771     14.592     14.886     13.676     13.139     12.211      9.057     12.308
   Venture III No. of
      Units                   --         --    202,097    292,300    376,821    470,989    655,604    627,288    642,670    118,594
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                    --         --     14.274     14.570     13.392     12.872     11.970      8.882     12.076     12.500
   Value at End of
      Year                    --         --      8.576     14.274     14.570     13.392     12.872     11.970      8.882     12.076
   Venture III No. of
      Units                   --         --    221,739    272,523    392,469    490,787    677,477    725,126    805,400     13,438
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                    --         --     14.138     14.452     13.304     12.807     11.926      8.864     12.069     12.500
   Value at End of
      Year                    --         --      8.481     14.138     14.452     13.304     12.807     11.926      8.864     12.069
   Venture III No. of
      Units                   --         --     39,319     32,337     32,376     36,858     55,972     76,646     68,919     13,438

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     14.092     14.413     13.274     12.785     11.912      8.857     12.066     12.500
   Value at End of
      Year                    --         --      8.449     14.092     14.413     13.274     12.785     11.912      8.857     12.066
   Venture III No. of
      Units                   --         --     62,143     73,770     90,019    128,844    223,280    198,149    208,756     43,256
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES II
   SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     15.014     15.345     14.136     13.592     12.664      9.419     11.886         --
   Value at End of
      Year                    --         --      9.008     15.014     15.345     14.136     13.592     12.664      9.419         --
   Venture III No. of
      Units                   --         --    989,404  1,049,829  1,244,178  1,602,506  1,961,610  1,462,835    642,992         --
   NY Venture III No.
      of Units                --         --     84,206    102,502    133,898    150,052    155,958    132,369     38,532         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     15.745     16.100     14.839     14.275     13.307      9.903     12.500         --
   Value at End of
      Year                    --         --      9.442     15.745     16.100     14.839     14.275     13.307      9.903         --
   Venture III No. of
      Units                   --         --    749,027    983,914  1,284,989  1,714,204  2,067,264  2,066,680  1,174,328         --
   NY Venture III No.
      of Units                --         --    121,116    142,468    185,835    319,494    429,814    341,199     78,162         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                    --         --     15.612     15.989     14.758     14.218     13.275      9.893     12.500         --
   Value at End of
      Year                    --         --      9.348     15.612     15.989     14.758     14.218     13.275      9.893         --
   Venture III No. of
      Units                   --         --    314,548    397,789    523,972    585,268    654,850     76,646      7,784         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     15.568     15.952     14.731     14.200     13.264      9.890     12.500         --
   Value at End of
      Year                    --         --      9.317     15.568     15.952     14.731     14.200     13.264      9.890         --
   Venture III No. of
      Units                   --         --     84,201    100,916    122,859    161,390    300,120    220,893    155,489         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     17.867     18.335     16.957     16.370     15.314     12.500         --         --
   Value at End of
      Year                    --         --     10.677     17.867     18.335     16.957     16.370     15.314         --         --
   Venture III No. of
      Units                   --         --     21,069     28,643     47,596     48,942     91,385     30,859         --         --
ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.405         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              672,116         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units            38,224         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.402         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units               23,238         --         --         --         --         --         --         --         --         --
   NY Venture III No.
      of Units             7,964         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.395         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units              728,375         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.392         --         --         --         --         --         --         --         --         --
   Venture III No. of
      Units                  685         --         --         --         --         --         --         --         --         --
UTILITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                17.255     13.113     21.730     17.341     13.457     11.710      9.199      6.952      9.244     10.845
   Value at End of
      Year                19.336     17.255     13.113     21.730     17.341     13.457     11.710      9.199      6.952      9.244
   Venture III No. of
      Units               33,982     50,789     61,050     79,120    136,213    174,178    252,067    276,737    264,826     76,161
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                19.733     15.004     24.877     19.862     15.421     13.426     10.552      7.978     10.614     12.500
   Value at End of
      Year                22.102     19.733     15.004     24.877     19.862     15.421     13.426     10.552      7.978     10.614
   Venture III No. of
      Units               46,432     52,268     56,684     81,943     87,809    100,167    115,721    119,753    119,237        567
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                19.485     14.838     24.638     19.702     15.319     13.357     10.514      7.961     10.607     12.500
   Value at End of
      Year                21.792     19.485     14.838     24.638     19.702     15.319     13.357     10.514      7.961     10.607
   Venture III No. of
      Units                3,418      4,452      5,386      5,328      5,832      6,172     19,800     15,233     17,159        567

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                19.403     14.783     24.559     19.648     15.285     13.334     10.501      7.955     10.605     12.500
   Value at End of
      Year                21.690     19.403     14.783     24.559     19.648     15.285     13.334     10.501      7.955     10.605
   Venture III No. of
      Units               12,409     12,910     13,853     21,711     27,139     33,725     41,942     32,834     32,617     15,856
UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                24.516     18.674     30.990     24.790     19.271     16.808     13.223     10.013     11.515         --
   Value at End of
      Year                27.401     24.516     18.674     30.990     24.790     19.271     16.808     13.223     10.013         --
   Venture III No. of
      Units              193,621    242,589    291,182    487,933    520,557    552,143    485,377    347,539    136,524         --
   NY Venture III No.
      of Units            26,856     29,954     35,091     40,567     41,179     27,420      9,793      5,898      1,856         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                26.512     20.205     33.546     26.848     20.882     18.222     14.342     10.866     12.500         --
   Value at End of
      Year                29.617     26.512     20.205     33.546     26.848     20.882     18.222     14.342     10.866         --
   Venture III No. of
      Units               73,443     88,543     93,059    129,562    193,282    233,855    225,798    190,234    101,440         --
   NY Venture III No.
      of Units            31,556     34,838     35,593     45,373     67,955     64,311     51,787     14,381      9,361         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                26.210     20.004     33.264     26.662     20.768     18.150     14.307     10.855     12.500         --
   Value at End of
      Year                29.235     26.210     20.004     33.264     26.662     20.768     18.150     14.307     10.855         --
   Venture III No. of
      Units              100,301    132,499    149,479    262,129    297,814    330,595    255,137    110,420     17,159         --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                26.110     19.938     33.170     26.600     20.731     18.126     14.295     10.852     12.500         --
   Value at End of
      Year                29.109     26.110     19.938     33.170     26.600     20.731     18.126     14.295     10.852         --
   Venture III No. of
      Units               18,918     22,382     27,584     36,452     48,417     62,875     54,183     37,657     14,272         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                27.188     20.792     34.644     27.824     21.717     19.016     15.020     12.500         --         --
   Value at End of
      Year                30.266     27.188     20.792     34.644     27.824     21.717     19.016     15.020         --         --
   Venture III No. of
      Units               14,755     17,329     21,976     38,771     43,534     45,405     29,784     12,075         --         --
VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
   Value at Start of
      Year                23.025     16.580     28.509     26.785     22.495     20.317     17.934     13.139     17.304     17.954
   Value at End of
      Year                27.680     23.025     16.580     28.509     26.785     22.495     20.317     17.934     13.139     17.304
   Venture III No. of
      Units               38,321     51,666     63,986     83,029     99,856    126,879    199,666    171,980    265,249     76,144
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of
      Year                15.843     11.414     19.636     18.458     15.510     14.015     12.377      9.073     11.954     12.500
   Value at End of
      Year                19.037     15.843     11.414     19.636     18.458     15.510     14.015     12.377      9.073     11.954
   Venture III No. of
      Units               53,635     56,929     68,457     87,871    107,622    133,116    199,589    186,281    217,663      8,999
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
   Value at Start of
      Year                15.644     11.288     19.448     18.309     15.407     13.943     12.332      9.053     11.947     12.500
   Value at End of
      Year                18.769     15.644     11.288     19.448     18.309     15.407     13.943     12.332      9.053     11.947
   Venture III No. of
      Units               15,649     15,655     15,665     16,260     17,075     19,106     18,710     19,287     26,508      8,999
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                15.578     11.246     19.386     18.259     15.373     13.919     12.317      9.047     11.944     12.500
   Value at End of
      Year                18.681     15.578     11.246     19.386     18.259     15.373     13.919     12.317      9.047     11.944
   Venture III No. of
      Units               29,347     38,122     28,258     34,251     40,841     59,482     73,701    113,062    160,771     90,953
VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.647     12.021     20.700     19.486     16.399     14.838     13.114      9.619     12.657         --
   Value at End of
      Year                19.971     16.647     12.021     20.700     19.486     16.399     14.838     13.114      9.619         --
   Venture III No. of
      Units              317,349    381,429    443,871    555,610    762,073    652,914    805,980    399,055    135,128         --
   NY Venture III No.
      of Units            27,929     27,708     34,211     45,299     40,150     28,146     24,103      4,930      3,908         --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.379     11.833     20.386     19.201     16.167     14.635     12.941      9.497     12.500         --
   Value at End of
      Year                19.639     16.379     11.833     20.386     19.201     16.167     14.635     12.941      9.497         --
   Venture III No. of
      Units               73,618     94,820     98,713    131,979    179,690    234,496    269,435    282,804    195,802         --
   NY Venture III No.
      of Units            28,984     31,903     38,245     44,247     44,974     45,053     48,220     19,711     22,239         --
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of
      Year                16.192     11.715     20.214     19.068     16.079     14.577     12.909      9.488     12.500         --
   Value at End of
      Year                19.386     16.192     11.715     20.214     19.068     16.079     14.577     12.909      9.488         --
   Venture III No. of
      Units              199,356    201,030    228,898    277,579    341,532    317,248    290,234    142,695     26,508         --

Venture III Prior


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of
      Year                16.130     11.676     20.158     19.024     16.050     14.558     12.898      9.484     12.500         --
   Value at End of
      Year                19.302     16.130     11.676     20.158     19.024     16.050     14.558     12.898      9.484         --
   Venture III No. of
      Units               14,460     19,668     16,738     24,934     23,342     43,909     50,385     56,142     21,726         --
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of
      Year                20.253     14.683     25.386     23.994     20.273     18.417     16.342     12.500         --         --
   Value at End of
      Year                24.199     20.253     14.683     25.386     23.994     20.273     18.417     16.342         --         --
   Venture III No. of
      Units               20,070     15,561     14,503     20,726     22,490     22,585     26,969     16,361         --         --

[JOHN HANCOCK LOGO]

the future is yours (R)



                   To obtain a Venture III(R) Variable Annuity


               Account Statement of Additional Information ("SAI")



                              Send this request to:



 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:


                               Venture III(R) SAI


                      John Hancock Annuities Service Center


                              Post Office Box 9505


                            Portsmouth, NH 03802-9505



                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:


                              Venture III(R) NY SAI


                      John Hancock Annuities Service Center


                              Post Office Box 9506


                            Portsmouth, NH 03802-9506


                                                           cut along dotted line
--------------------------------------------------------------------------------


Please send me a VENTURE III(R) VARIABLE ANNUITY Statement of Additional Information dated
May 2, 2011, for



          [ ]     Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).



          [ ]     Contracts issued in the State of New York (Separate Account
          A).



Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.



Name  --------------------------------------------------------------------------



Address  -----------------------------------------------------------------------



City  ----------------------------------------- State ------- Zip --------------



Venture III(R) is a registered service mark of John Hancock Life Insurance
                                Company (U.S.A.)


  and is used under license by John Hancock Life Insurance Company of New York

                               [JOHN HANCOCK LOGO]

                             the future is yours(R)


--------------------------------------------------------------------------------

                   Wealthmark ML3 Variable Annuity Prospectus


                           PREVIOUSLY ISSUED CONTRACTS

--------------------------------------------------------------------------------

                                   May 2, 2011



This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.



                                                                                           JOHN HANCOCK VARIABLE INSURANCE
JOHN HANCOCK VARIABLE INSURANCE TRUST       JOHN HANCOCK VARIABLE INSURANCE TRUST          TRUST
500 Index Trust B                           Core Strategy Trust                            Mid Cap Index Trust
Active Bond Trust                           Disciplined Diversification Trust              Mid Cap Stock Trust
All Cap Core Trust                          Equity-Income Trust                            Money Market Trust B
American Asset Allocation Trust             Financial Services Trust                       Natural Resources Trust
American Bond Trust                         Franklin Templeton Founding Allocation Trust   Optimized All Cap Trust
American Fundamental Holdings Trust         Fundamental Value Trust                        Optimized Value Trust
American Global Diversification Trust       Global Bond Trust                              Real Estate Securities Trust
American Global Growth Trust                Global Trust                                   Science & Technology Trust
American Global Small Capitalization Trust  High Yield Trust(1,2)                          Short Term Government Income Trust
American Growth Trust                       International Core Trust                       Small Cap Growth Trust
American Growth-Income Trust                International Equity Index Trust A             Small Cap Index Trust
American High-Income Bond Trust             International Equity Index Trust B             Small Cap Opportunities Trust
American International Trust                International Opportunities Trust              Small Cap Value Trust
American New World Trust                    International Small Company Trust              Small Company Value Trust
Blue Chip Growth Trust                      International Value Trust                      Strategic Income Opportunities
Capital Appreciation Trust                  Investment Quality Bond Trust                  Trust(1)
Capital Appreciation Value Trust            Lifestyle Aggressive Trust                     Total Bond Market Trust A
Core Allocation Trust                       Lifestyle Balanced Trust                       Total Return Trust
Core Allocation Plus Trust                  Lifestyle Conservative Trust                   Total Stock Market Index Trust
Core Balanced Trust                         Lifestyle Growth Trust                         Ultra Short Term Bond Trust
Core Disciplined Diversification Trust      Lifestyle Moderate Trust                       Value Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust                                                          DWS SCUDDER FUNDS
                                                                                           DWS Equity 500 Index VIP




(1)  Successor to "Strategic Bond Trust."


(2)  Successor to "High Income Trust."




CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK                                      JOHN HANCOCK
ANNUITIES SERVICE                                 ANNUITIES SERVICE
CENTER                 MAILING ADDRESS            CENTER                  MAILING ADDRESS
164 Corporate Drive    Post Office Box 9505       164 Corporate Drive     Post Office Box 9506
Portsmouth, NH 03801-  Portsmouth, NH 03802-      Portsmouth, NH 03801-   Portsmouth, NH 03802-
6815                   9505                       6815                    9506
(800) 344-1029         www.jhannuities.com        (800) 551-2078          www.jhannuitiesnewyork.-
                                                                          com

                                Table of Contents


I. GLOSSARY......................................................  1
II. OVERVIEW.....................................................  5
III. FEE TABLES..................................................  9
  EXAMPLES.......................................................  11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  17
  THE COMPANIES..................................................  17
  THE SEPARATE ACCOUNTS..........................................  17
  THE PORTFOLIOS.................................................  18
  VOTING INTEREST................................................  30
V. DESCRIPTION OF THE CONTRACT...................................  31
  ELIGIBLE PLANS.................................................  31
     Eligibility Restrictions....................................  31
  ACCUMULATION PERIOD PROVISIONS.................................  31
     Purchase Payments...........................................  31
     Accumulation Units..........................................  32
     Value of Accumulation Units.................................  32
     Net Investment Factor.......................................  33
     Transfers Among Investment Options..........................  33
     Maximum Number of Investment Options........................  34
     Telephone and Electronic Transactions.......................  34
     Special Transfer Services - Dollar Cost Averaging Program...  35
     Special Transfer Services - Asset Rebalancing Program.......  35
     Withdrawals.................................................  36
     Signature Guarantee Requirements for Surrenders and
     Withdrawals.................................................  37
     Special Withdrawal Services - The Income Plan...............  37
     Special Withdrawal Services - The Income Made Easy Program..  37
     Optional Guaranteed Minimum Withdrawal Benefits.............  37
     Death Benefit During Accumulation Period....................  37
     Optional Enhanced Death Benefits............................  39
  PAY-OUT PERIOD PROVISIONS......................................  40
     General.....................................................  40
     Annuity Options.............................................  40
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  43
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  44
     Transfers During Pay-out Period.............................  44
     Death Benefit During Pay-out Period.........................  44
     Optional Guaranteed Minimum Income Benefits.................  44
  OTHER CONTRACT PROVISIONS......................................  45
     Right to Review.............................................  45
     Ownership...................................................  45
     Annuitant...................................................  46
     Beneficiary.................................................  46
     Spouse......................................................  46
     Modification................................................  46
     Misstatement and Proof of Age, Sex or Survival..............  47
  FIXED INVESTMENT OPTIONS.......................................  47
VI. CHARGES AND DEDUCTIONS.......................................  49
  WITHDRAWAL CHARGES.............................................  49
  ASSET-BASED CHARGES............................................  50
     Administration Fee..........................................  50
     Distribution Fee............................................  50
     Mortality and Expense Risks Fee.............................  50
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  50
  PREMIUM TAXES..................................................  51
VII. FEDERAL TAX MATTERS.........................................  52
  INTRODUCTION...................................................  52
  OUR TAX STATUS.................................................  52
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  52
  CHARITABLE REMAINDER TRUSTS....................................  53
  NONQUALIFIED CONTRACTS.........................................  53
     Undistributed Gains.........................................  53
     Taxation of Annuity Payments................................  54
     Surrenders, Withdrawals and Death Benefits..................  54
     Taxation of Death Benefit Proceeds..........................  54
     Penalty Tax on Premature Distributions......................  55
     Puerto Rico Nonqualified Contracts..........................  55
     Diversification Requirements................................  55
  QUALIFIED CONTRACTS............................................  56
     Required Minimum Distributions..............................  57
     Penalty Tax on Premature Distributions......................  57
     Rollovers and Transfers.....................................  57
     Section 403(b) Qualified Plans..............................  59
     Loans.......................................................  59
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  60
     Designated Roth Accounts within Qualified Plans.............  60
  SEE YOUR OWN TAX ADVISOR.......................................  60
VIII. GENERAL MATTERS............................................  61
  ASSET ALLOCATION SERVICES......................................  61
  DISTRIBUTION OF CONTRACTS......................................  61
     Standard Compensation.......................................  61
     Revenue Sharing and Additional Compensation.................  61
     Differential Compensation...................................  62
  TRANSACTION CONFIRMATIONS......................................  62
  REINSURANCE ARRANGEMENTS.......................................  63
  STATEMENTS OF ADDITIONAL INFORMATION...........................  63
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES.......................  U-1

                        (Page intentionally left blank.)

                                   I. Glossary


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, attains age 95.



ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: "Optional Enhanced Death Benefit Riders."


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.



COMPANY: John Hancock USA or John Hancock New York, as applicable.


CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.


CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.



CONTRACT DATE: The date of issue of the Contract.



CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.



CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchased. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchased. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons, co-Owners, or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This prospectus that describes interests in the Contracts.



PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.


QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.


QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may have elected for an additional charge.



SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A separate division of the applicable Separate Account.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview


This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information ("SAI") for more detailed information.



We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means amounts in a Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.



We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.


WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



 MINIMUM INITIAL    MINIMUM ADDITIONAL
PURCHASE PAYMENT     PURCHASE PAYMENT
     $10,000                $30




There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?


Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.


VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.


You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."



The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract - Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See "VI. Charges and Deductions - Withdrawal Charges"). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). A withdrawal may also be subject to income tax and a 10% penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Annual Step-Up Death Benefit.
       -  Enhanced Earnings Death Benefit - not offered in New York or
          Washington;
       - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;
       -  Income Plus For Life - Joint Life 12.08;
       -  Income Plus For Life (Quarterly Step-Up Review);
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);
       -  Income Plus For Life (Annual Step-Up Review);
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);
       -  Principal Plus (formerly known as "Guaranteed Principal Plus");
       - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");
       -  Principal Plus for Life Plus Automatic Annual Step-Up; and
       -  Principal Returns.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

IF YOU ELECTED TO PURCHASE ANY ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER (SEE APPENDIX D). WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Benefits* - offered by John Hancock USA;
       - Guaranteed Retirement Income Benefits* - offered by John Hancock New York.

* May also, in marketing and other materials, be referred to as "Guaranteed Retirement Income Programs."

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

       -  withdrawals (including surrenders and systematic withdrawals);

       -  payment of any death benefit proceeds;
       -  periodic payments under one of our annuity payment options;
       -  certain ownership changes; and
       -  any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



A CONTRACT PURCHASED AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS. PURCHASERS OF CONTRACTS FOR USE WITH ANY RETIREMENT PLAN SHOULD CONSULT THEIR LEGAL COUNSEL AND A QUALIFIED TAX ADVISOR. WE PROVIDE ADDITIONAL INFORMATION ON TAXES IN THE "VII. FEDERAL TAX MATTERS." WE MAKE NO ATTEMPT TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT USE OF THE CONTRACT WITH THE VARIOUS TYPES OF RETIREMENT PLANS.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an IRA, you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.



WILL I RECEIVE A TRANSACTION CONFIRMATION?



We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                     CONTRACT OWNER TRANSACTION EXPENSES(1)


WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year                                 6%
Second Year                                5%
Third Year                                 4%
Thereafter                                 0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                                $0




                   (1) State premium taxes may also apply to
                       your Contract, which currently range
                       from 0.04% to 4.00% of each Purchase
                       Payment (see "VI. Charges and
                       Deductions - Premium Taxes").

                   (2) The charge is taken within the
                       specified period of years measured
                       from the date of payment.
                   (3) This fee is not currently assessed
                       against transfers. We reserve the
                       right to impose a charge in the future
                       for transfers in excess of 12 per
                       year. The amount of this fee will not
                       exceed the lesser of $25 or 2% of the
                       amount transferred.

    THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

              PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



-------------------------------------------------------------------------------------------------
                                                         JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
-------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE                                             $0                    $0
-------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
(as a percentage of average Contract Value)

Mortality and expense risks fee(2)                             1.25%                1.25%
Distribution fee                                               0.25%                0.25%
Administration fee (asset based)                               0.15%                0.15%
                                                               -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         1.65%                1.65%
(With No optional Riders Reflected)
-------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee(3)                   0.20%                0.20%
Optional Enhanced Earnings Death Benefit Fee                   0.20%             not offered
                                                               -----             -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                      2.05%                1.85%
(With Annual Step-Up Death Benefit and Enhanced
  Earnings Death Benefit fee reflected, as applicable)
-------------------------------------------------------------------------------------------------

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Income Benefit Rider Fee(5)
  Guaranteed Retirement Income Benefit II                      0.45%                0.45%
  Guaranteed Retirement Income Benefit III                     0.50%             not offered
Optional Accelerated Beneficiary Protection Death
  Benefit(6)                                                   0.50%             not offered
(as a percentage of Accelerated Beneficiary Protection
  Death Benefit)
-------------------------------------------------------------------------------------------------

OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

-------------------------------------------------------------------------------------------------




                                                                              INCOME PLUS
                                                    INCOME PLUS                FOR LIFE-   INCOME PLUS
                                    INCOME PLUS      FOR LIFE    INCOME PLUS  JOINT LIFE    FOR LIFE-                INCOME PLUS
                        INCOME     FOR LIFE-JOINT   (QUARTERLY    FOR LIFE    (QUARTERLY   JOINT LIFE   INCOME PLUS   FOR LIFE
                       PLUS FOR         LIFE          STEP-UP    (QUARTERLY     STEP-UP    (QUARTERLY    FOR LIFE       12.08
                         LIFE      (ANNUAL STEP-      REVIEW)      STEP-UP      REVIEW)      STEP-UP       12.08     (issued in
                        (ANNUAL      UP REVIEW)       (issued      REVIEW)      (issued      REVIEW)      (issued   New York)(7)
                        STEP-UP  (not available in    outside    (issued in     outside    (issued in     outside
                      REVIEW)(7)    New York)(7)   New York)(7) New York)(7) New York)(7) New York)(7) New York)(7)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee             1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee             0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%
--------------------------------------------------------------------------------------------------------------------------------



                      INCOME PLUS FOR INCOME PLUS FOR
                      LIFE-JOINT LIFE LIFE-JOINT LIFE PRINCIPAL PLUS FOR
                           12.08           12.08           LIFE PLUS     Principal Plus for PRINCIPAL PLUS(9) PRINCIPAL RETURNS(10)
                      (issued outside    (issued in    AUTOMATIC ANNUAL        Life(9)
                        New York)(7)    New York)(7)      STEP-UP(8)
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee                1.20%           1.20%            1.20%              0.75%              0.75%               0.95%
 Current Fee                0.85%           0.80%            0.70%              0.40%              0.30%               0.50%
-----------------------------------------------------------------------------------------------------------------------------------


 (1) A daily charge reflected as a percentage of the Variable Investment
     Options.
 (2) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
 (3) The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

 (4) Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

 (5) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.
 (6) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.
 (7) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (8) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

     For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (9) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
(10) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



-------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                 Minimum    Maximum
-------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and        0.25%      1.61%
other expenses
-------------------------------------------------------------------------------



EXAMPLES

The following examples are intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus For Life Riders. The Income Plus For Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,044     $1,878     $2,562     $5,297
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  497     $1,514     $2,562     $5,297
period:
--------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,025     $1,824     $2,470     $5,134
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  477     $1,457     $2,470     $5,134
period:
--------------------------------------------------------------------------------------



EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark ML3 Contract with optional benefit Riders

WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR
LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $994      $1,725     $2,287     $4,697
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $447      $1,357     $2,287     $4,697
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $976      $1,670     $2,195     $4,520
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $427      $1,299     $2,195     $4,529
period:
--------------------------------------------------------------------------------------



EXAMPLE 3. Maximum Portfolio operating expenses- Wealthmark ML3 Contract with previously offered optional benefit Riders:

WEALTHMARK ML3 CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED
RETIREMENT INCOME BENEFIT III
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $968      $1,648     $2,156     $4,450
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $421      $1,278     $2,156     $4,450
period:
--------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT II
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $931      $1,539     $1,973     $4,125
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $381      $1,164     $1,973     $4,125
period:
--------------------------------------------------------------------------------------



EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark ML3 Contract with no optional Riders:

WEALTHMARK ML3 CONTRACT WITH NO OPTIONAL BENEFIT RIDERS. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $751       $994      $1,024     $2,213
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $193       $596      $1,024     $2,213
period:
--------------------------------------------------------------------------------------

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK VARIABLE INSURANCE TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).



THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").





--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
500 INDEX B
--------------------------------------------------------------------------------------------------------------
Series NAV              0.47%       0.00%      0.02%       -- --          0.49%        -0.24%(2)      0.25%
--------------------------------------------------------------------------------------------------------------

ACTIVE BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.60%       0.25%      0.04%       -- --          0.89%         0.00%         0.89%
--------------------------------------------------------------------------------------------------------------

ALL CAP CORE
--------------------------------------------------------------------------------------------------------------
Series II               0.78%       0.25%      0.03%        0.01%         1.07%         0.00%         1.07%
--------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.30%       0.75%      0.03%       -- --          1.08%         0.00%         1.08%
--------------------------------------------------------------------------------------------------------------

AMERICAN BOND(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.37%       0.75%      0.03%       -- --          1.15%         0.00%         1.15%
--------------------------------------------------------------------------------------------------------------

AMERICAN FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%        0.37%         1.19%         0.00%         1.19%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.75%      0.03%        0.56%         1.38%         0.00%         1.38%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.75%      0.07%       -- --          1.35%         0.00%         1.35%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.71%       0.75%      0.10%       -- --          1.56%         0.00%         1.56%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.32%       0.75%      0.04%       -- --          1.11%         0.00%         1.11%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.27%       0.75%      0.04%       -- --          1.06%         0.00%         1.06%
--------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.46%       0.75%      0.08%       -- --          1.29%         0.00%         1.29%
--------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.75%      0.06%       -- --          1.30%         0.00%         1.30%
--------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.75%      0.12%       -- --          1.61%         0.00%         1.61%
--------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               0.78%(3)    0.25%      0.03%       -- --          1.06%         0.00%         1.06%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------
Series II               0.71%       0.25%      0.03%       -- --          0.99%         0.00%         0.99%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.93%       0.25%      0.04%        0.04%         1.26%         0.00%         1.26%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.12%        0.79%         1.21%        -0.05%(5)      1.16%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
--------------------------------------------------------------------------------------------------------------
Series II               0.92%       0.25%      0.07%       -- --          1.24%         0.00%         1.24%
--------------------------------------------------------------------------------------------------------------

CORE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.08%        0.78%         1.16%        -0.01%(5)      1.15%
--------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.08%        0.69%         1.07%        -0.01%(5)      1.06%
--------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.06%        0.42%         1.08%        -0.01%(6)      1.07%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
CORE GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.55%      0.05%        0.47%         1.12%         0.00%         1.12%
--------------------------------------------------------------------------------------------------------------

CORE STRATEGY
--------------------------------------------------------------------------------------------------------------
Series II               0.05%       0.25%      0.03%        0.49%         0.82%         0.00%         0.82%
--------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.73%       0.25%      0.14%       -- --          1.12%         0.00%         1.12%
--------------------------------------------------------------------------------------------------------------

EQUITY-INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.78%(3)    0.25%      0.03%        0.01%         1.07%         0.00%         1.07%
--------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------------
Series II               0.82%       0.25%      0.06%       -- --          1.13%         0.00%         1.13%
--------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%        0.92%         1.24%         0.00%         1.24%
--------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.76%       0.25%      0.04%       -- --          1.05%         0.00%         1.05%
--------------------------------------------------------------------------------------------------------------

GLOBAL
--------------------------------------------------------------------------------------------------------------
Series II               0.81%       0.25%      0.10%       -- --          1.16%        -0.02%(7)      1.14%
--------------------------------------------------------------------------------------------------------------

GLOBAL BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.08%       -- --          1.03%         0.00%         1.03%
--------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.07%       -- --          1.37%         0.00%         1.37%
--------------------------------------------------------------------------------------------------------------

HIGH YIELD
--------------------------------------------------------------------------------------------------------------
Series II               0.66%       0.25%      0.04%       -- --          0.95%         0.00%         0.95%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL CORE
--------------------------------------------------------------------------------------------------------------
Series II               0.89%       0.25%      0.13%       -- --          1.27%         0.00%         1.27%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
--------------------------------------------------------------------------------------------------------------
Series II               0.53%       0.25%      0.04%       -- --          0.82%         0.00%         0.82%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX B
--------------------------------------------------------------------------------------------------------------
Series NAV              0.54%       0.00%      0.03%       -- --          0.57%        -0.23%(2)      0.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.88%       0.25%      0.08%       -- --          1.21%         0.00%         1.21%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY
--------------------------------------------------------------------------------------------------------------
Series II               0.95%(3)    0.25%      0.14%       -- --          1.34%         0.00%         1.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
Series NAV              0.80%(3)    0.00%      0.13%       -- --          0.93%        -0.01%(7)      0.92%
--------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.59%       0.25%      0.05%       -- --          0.89%         0.00%         0.89%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.03%        0.86%         1.18%         0.00%         1.18%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.70%         1.01%         0.00%         1.01%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.66%         0.97%         0.00%         0.97%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.71%         1.02%         0.00%         1.02%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%       0.25%      0.02%        0.68%         0.99%         0.00%         0.99%
--------------------------------------------------------------------------------------------------------------

MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.02%        0.02%         0.76%         0.00%         0.76%
--------------------------------------------------------------------------------------------------------------

MID CAP STOCK
--------------------------------------------------------------------------------------------------------------
Series II               0.84%       0.25%      0.04%       -- --          1.13%         0.00%         1.13%
--------------------------------------------------------------------------------------------------------------

MONEY MARKET B
--------------------------------------------------------------------------------------------------------------
Series NAV              0.49%       0.00%      0.04%       -- --          0.53%        -0.25%(2)      0.28%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION              ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER   PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES AND EXPENSES(1)   EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.03%       -- --          1.28%         0.00%         1.28%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.03%       -- --          0.96%         0.00%         0.96%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.69%       0.25%      0.04%       -- --          0.98%         0.00%         0.98%
--------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.70%       0.25%      0.03%       -- --          0.98%         0.00%         0.98%
--------------------------------------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
Series II               1.05%       0.25%      0.06%        0.02%         1.38%         0.00%         1.38%
--------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.56%       0.25%      0.07%       -- --          0.88%         0.00%         0.88%
--------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%       -- --          1.35%         0.00%         1.35%
--------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.48%       0.25%      0.02%        0.08%         0.83%         0.00%         0.83%
--------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%       0.25%      0.05%        0.07%         1.37%        -0.08%(7)      1.29%
--------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.06%       0.25%      0.04%        0.19%         1.54%         0.00%         1.54%
--------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.03%       0.25%      0.05%        0.21%         1.54%         0.00%         1.54%
--------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.67%(3)    0.25%      0.09%        0.05%         1.06%         0.00%         1.06%
--------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
--------------------------------------------------------------------------------------------------------------
Series II               0.47%       0.25%      0.02%       -- --          0.74%         0.00%         0.74%
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Series II               0.68%       0.25%      0.04%       -- --          0.97%         0.00%         0.97%
--------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.49%       0.25%      0.03%       -- --          0.77%         0.00%         0.77%
--------------------------------------------------------------------------------------------------------------

ULTRA SHORT TERM
  BOND
--------------------------------------------------------------------------------------------------------------
Series II(8)            0.55%       0.25%      0.08%       -- --          0.88%         0.00%         0.88%
--------------------------------------------------------------------------------------------------------------

VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.74%       0.25%      0.04%       -- --          1.03%         0.00%         1.03%
--------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------
                                DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT  AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE    (12B-1) FEES EXPENSES  AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------------------------------------------------------------------------
DWS VIT FUNDS:
-------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index
  VIP                   0.20%       0.25%      0.28%       -- --         0.73%        -- --          0.73%
-------------------------------------------------------------------------------------------------------------






 (1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.



 (2) JHVIT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio's annual operating expenses do not exceed its "Net Operating Expenses" as shown in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2012 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.



 (3) The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

 (4) The table reflects the combined fees of the feeder fund and the master fund.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (6) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



 (8) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.




We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

       -  the John Hancock Variable Insurance Trust; or

       -  DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may increase a Portfolio's transaction Costs or otherwise affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).


Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



Funds of Funds and Master-Feeder Funds


Each of the John Hancock Variable Insurance Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHVIT Funds of Funds") is a "fund of funds" that invest in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Variable Insurance Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHVIT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHVIT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.



The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").





CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund(SM), which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which invests at least 65% of its net
                                                  assets in investment-grade debt securities and
                                                  up to 35% of its net assets in lower rated
                                                  debt securities.

     American Global Growth Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks
                                                  of companies located around the world that
                                                  have potential for growth.

     American Global Small Capitalization         Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Global Small
                                                  Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around
                                                  the world.

     American Growth Trust                        Seeks to provide growth of capital. To do
                                                  this, the Portfolio invests all of its assets
                                                  in Class 1 shares of the master fund, the
                                                  American Funds Insurance Series Growth Fund,
                                                  which invests primarily in common stocks of
                                                  companies that offer superior opportunities
                                                  for growth of capital.

     American Growth-Income Trust                 Seeks long-term growth of capital and income.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Growth-
                                                  Income Fund, which invests primarily in common
                                                  stocks or other securities that demonstrate
                                                  the potential for appreciation and/or
                                                  dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests all of its assets in
                                                  Class 1 shares of the master fund, the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks
                                                  of companies located outside the U.S. that
                                                  have potential for growth.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series New
                                                  World Fund(R), which invests primarily in
                                                  stocks of companies with significant exposure
                                                  to countries with developing economies and/or
                                                  markets that have potential of providing
                                                  capital appreciation.



DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.



DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.



DECLARATION MANAGEMENT & RESEARCH LLC AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE
  ASSET MANAGEMENT (US) LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of real
                                                  estate investment trusts ("REITs") and real
                                                  estate companies.



DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



DIMENSIONAL FUND ADVISORS LP (CONTINUED)

     International Small Company Trust            Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primary invest in a broad and diverse group of
                                                  equity securities of foreign small companies
                                                  of developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.



DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.



INVESCO ADVISERS, INC.(4)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk.  To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.



JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Core Allocation Plus
                                                  Trust. The Portfolio is a fund of funds and is
                                                  also authorized to invest in other underlying
                                                  portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Balanced Trust. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in other underlying
                                                  portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT (CONTINUED)

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHVIT Disciplined
                                                  Diversification Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHVIT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund
                                                  of funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(5)

     Short Term Government Income Trust           Seeks a high level of current income
                                                  consistent with preservation of capital.
                                                  Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. The Portfolio's normal
                                                  effective duration is no more than 3 years.

     Strategic Income Opportunities Trust         Seeks a high level of current income. To do
     (successor to Strategic Bond Trust)          this, the Portfolio invests primarily in
                                                  foreign government and corporate debt
                                                  securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds.

     Ultra Short Term Bond Trust                  Seeks a high level of current income
                                                  consistent with the maintenance of liquidity
                                                  and the preservation of capital.  To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified portfolio of domestic,
                                                  investment grade debt securities.

                                                  Note:  The Ultra Short Term Bond Portfolio is
                                                  not a money market fund.  Although the
                                                  Portfolio seeks to preserve the principal
                                                  value of your investment, the Portfolio's
                                                  value fluctuates, and it is possible to lose
                                                  money by investing in this Investment Option.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH
  AMERICA) LIMITED
     500 Index Trust B                            Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(6)

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
                                                  return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P Midcap 400(R)
                                                  Index(6) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust B                         Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: Although the Money Market Portfolio
                                                  seeks to preserve the principal value of your
                                                  investment, it is possible to lose money by
                                                  investing in this Investment Option.  For
                                                  example, the Money Market Portfolio could lose
                                                  money if a security purchased by the Portfolio
                                                  is downgraded, and the Portfolio must sell the
                                                  security at less than the original cost of the
                                                  security.  Also, the returns of the Money
                                                  Market Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(5)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(7) and securities that as a group
                                                  will behave in a manner similar to the Index.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK
  ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA)
  LIMITED
     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  portfolios of the American Funds Insurance
                                                  Series(R): Bond Fund, Growth Fund, Growth-
                                                  Income Fund, and International Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in six other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT AND JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund of funds and is also
                                                  authorized to invest in five other portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund of funds and is also authorized to invest
                                                  in other underlying portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund of
                                                  funds and is also authorized to invest in
                                                  other underlying portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund of funds and invests
                                                  approximately 100% of its assets in portfolios
                                                  which invest primarily in equity securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 50% of its assets in portfolios
                                                  that invest primarily in equity securities,
                                                  and approximately 50% in portfolios which
                                                  invest primarily in fixed-income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio is a fund of funds and invests
                                                  approximately 80% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities, and approximately 20% in
                                                  portfolios which invest primarily in equity
                                                  securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



JOHN HANCOCK ASSET MANAGEMENT AND JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  is a fund of funds and invests approximately
                                                  70% of its assets in portfolios which invest
                                                  primarily in equity securities, and
                                                  approximately 30% of its assets in portfolios
                                                  which invest primarily in fixed-income
                                                  securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio is a
                                                  fund of funds and invests approximately 60% of
                                                  its assets in portfolios which invest
                                                  primarily in fixed-income securities, and
                                                  approximately 40% of its assets in portfolios
                                                  which invest primarily in equity securities.



MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its net assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.



QS INVESTORS, LLC(8)
     All Cap Core Trust                           Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000(R)(5) Index.
                                                  These securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(9), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

     International Equity Index Trust B           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index(9), or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(10)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.



T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
     (successor to Large Cap Value Trust)         and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").



T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.



TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.



TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(11)                Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 85% of its net
                                                  assets in foreign (non-U.S.) equity
                                                  securities.



WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.



                      JOHN HANCOCK VARIABLE INSURANCE TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
          (see Appendix D: "Optional Guaranteed Withdrawal Benefits").




WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(12)                         Seeks to realize an above-average total return
     (successor to "High Income Trust" and to     over a market cycle of three to five years,
     "U.S. High Yield Bond Trust")                consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.




                            DWS INVESTMENTS VIT FUNDS
     We show the Portfolio's manager in bold above the name of the Portfolio




DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
     DWS Equity 500 Index VIP(13)                 Seeks to invest at least 80% of its assets in
                                                  stocks of companies included in the Standard &
                                                  Poor's 500(R) Composite Stock Price Index (the
                                                  "S&P 500(R) Index")(6) and in derivative
                                                  instruments, such as futures contracts and
                                                  options, that provide exposure to the stocks
                                                  of companies in the S&P 500(R) Index. The
                                                  Portfolio's securities are weighted to attempt
                                                  to make the Portfolio's total investment
                                                  characteristics similar to those of the S&P
                                                  500(R) Index as a whole.




 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as "Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)." Effective June 1, 2010, Invesco Ltd. acquired certain portions of Morgan Stanley Investment Management Inc.'s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.



 (5) "Russell 3000(R)", "Russell 2000(R)", "Russell 1000(R)" and "Russell Midcap(R) Value" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000(R) Index ranged from $5 million to $425.9 billion, Russell 2000(R) Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000(R) Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap(R) Value" Index ranged from $310 million to $19.0 billion.



 (6) "Standard & Poor's(R)," "S&P 500(R)," and "S&P Midcap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500(R) Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P Midcap 400(R) Index ranged from $703 million to $9.9 billion.



 (7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $431 billion.



 (8) Effective August 1, 2010, QS Investors, LLC ("QS Investors") succeeded Deutsche Investment Management Americas Inc. as the subadviser to the All Cap Core Trust.



 (9) "MSCI All Country World Excluding USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalization range of the Index was from $466 million to $275.1 billion.

(10) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



(11) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(12) High Yield Trust is sub-subadvised by Western Asset Management Company Limited.



(13) DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, N.A.


VOTING INTEREST

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.





If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:


       - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and


       - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.





Please see "VII. Federal Tax Matters - Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.



ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.



BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix
C: "Optional Enhanced Death Benefit Riders," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefit(s)," to determine what optional Riders, if any, were available).


We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ACCUMULATION PERIOD PROVISIONS


Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a "rollover contribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.



John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


       - You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We impose limits on the minimum amount of Additional Purchase Payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.


       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;


       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or


       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:


       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

       - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.



We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.


Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.




Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:


       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Money Market Investment Option even if the Contract Owner reaches the two transfer per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
       -  any loss or theft of your password; or
       -  any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We permit you to make certain types of transactions by telephone or electronically through the Internet.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options"), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.



Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program
We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


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 We make available Dollar Cost Averaging and Asset Rebalancing programs.
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Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.



When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."



We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.



There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently do not enforce these Contract minimum restrictions for Contracts that have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for Contracts that we issue in the future.



We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;


       - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or


       -  the SEC, by order, so permits for the protection of security holders.



Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.



IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).



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 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.
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




Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.


Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix D includes a general description of the Income Plus For Life Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:
       -  the Contract Value; or
       -  the minimum death benefit.


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--------------------------------------------------------------------------------

 You may make Systematic "Income Plan" withdrawals.

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
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                                       37

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").


MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.


We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.


We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner's spouse.



PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:
       -  The Beneficiary will become the Owner.


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

       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

       -  We will waive withdrawal charges for all future distributions.

       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.





ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.



ENHANCED EARNINGS DEATH BENEFIT. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.



ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. (Not available in New York or Washington.) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.



A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.

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----------
(*) We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").


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




to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.



We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years.



United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.


ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.


Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not

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guarantee that we will make any minimum number of payments, an Annuitant or co-
Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its ''Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus For Life, Income Plus For Life
- Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life or an Income Plus For Life - Joint Life Rider. For the Income Plus For
Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:
       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This

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period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
       - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;
       B equals the dollar amount requested to be paid out as part of the commutation;
       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.


FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.


We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.


Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


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Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.



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 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
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OTHER CONTRACT PROVISIONS

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.



No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under sections 408 or 408A of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable.


If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older would have been cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period. We would have, however, permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:
       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


       - An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.


       - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.
       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

       - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You had a right to cancel your Contract within the permitted time.

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 You own the Contract.
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          regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.


We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting "Purchase Payment" will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.



If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


Beneficiary
The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.

Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification
We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.



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 The Annuitant is either you or someone you designate.
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 The Beneficiary is the person you designate to receive the death benefit if you die.
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Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.



Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to "unliquidated Purchase Payments". In any Contract Year, the amount available without withdrawal charges for that year is the greater of:


       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); or


       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).


The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.


Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.



Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.



Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.



                                WITHDRAWAL CHARGE


                           (as% of Purchase Payments)


First Year                6%
Second Year               5%
Third Year                4%
Thereafter                0%



The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.


The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity contracts issued by John Hancock USA, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.

There are or may be situations described elsewhere in the Prospectus (e.g., "Reduction or Elimination of Charges and Deductions"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.



Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Distribution Fee
A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)


We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

       - We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may have issued Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts and certificates have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.


PREMIUM TAXES


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.

                    (2) We pay premium tax upon receipt of Purchase Payment.


                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.


When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.


Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange is tax free if certain requirements were satisfied. If the exchange was tax free, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not have exceeded your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchanged part of an existing contract for the Contract, and within 12 months of the exchange you received a payment (e.g., you made a withdrawal) from either contract, the exchange may not have been treated as a tax-free exchange. Rather, the exchange may have been treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract would be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you made a withdrawal from either contract within 12 months after the exchange.


Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:


       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


       - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or


       - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.


Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or

       - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that

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a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).


You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.


QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts were also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



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Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.


Penalty Tax on Premature Distributions

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers
If permitted under your plan, you may make a distribution:
       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;


       - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan,


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





make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code.


Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).


In lieu of taking a distribution from your plan (including a section 457(b) government deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.


Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.




If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.





We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



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




If you converted a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instructed us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may have instructed us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instructed us to withhold for taxes when converting an existing Contract to a Roth IRA, we treated any amount we withheld as a withdrawal from your Contract, which could have resulted in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We did not offer this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract was sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.


In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans
A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



Designated Roth Accounts within Qualified Plans


The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.



SEE YOUR OWN TAX ADVISOR



The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.



                                       60

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                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and (where applicable) Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.

DISTRIBUTION OF CONTRACTS


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, was the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sold you a Contract typically received a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers were also paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


TRANSACTION CONFIRMATIONS





We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1



Financial Statements


The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          1                  $55,000              $5,000(1)              $50,000                 6%                  $3,000

----------------------------------------------------------------------------------------------------------------------------------
          2                  50,500               5,000 (2)              45,500                  5%                   2,275

----------------------------------------------------------------------------------------------------------------------------------
          3                  35,000               5,000(3)               45,000                  4%                   1,200

----------------------------------------------------------------------------------------------------------------------------------
          4                  70,000               20,000(4)              50,000                  0%                     0

----------------------------------------------------------------------------------------------------------------------------------


During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

 (1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
 (2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
 (3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
(4 ) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
       65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   5%                   100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

 (1) For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.


--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
    (SEP-IRAS)      employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities."
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R.-10" or "Keogh,"
  PLANS (H.R.-10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional enhanced death benefit Rider, you will pay the monthly charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

       1.  ANNUAL STEP-UP DEATH BENEFIT
       2.  ENHANCED EARNINGS DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
       WASHINGTON
       3. ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON.

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-Up Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step-Up Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)


The Annual Step-Up Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner's 81(st) birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.


We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner subject to our age issue rules. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.


TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.



THE CONTINUATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ENHANCED EARNINGS DEATH BENEFIT
(Not available in New York and Washington)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.


The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.



If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.


We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.


For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner's death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings Death Benefit.


TERMINATION OF THE ENHANCED EARNINGS DEATH BENEFIT. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.



THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT
(Not available in New York or Washington)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;

       -  the Return of Purchase Payments Death Benefit Factor;

       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.


ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.


NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).



RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.



ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.


GRADED DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus
(2) where:

     (1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:


-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(1)
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------



                (1) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.



     (2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.



The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.


THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP-UP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.


WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.


The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.



DETERMINATION AND DISTRIBUTION OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. We determine the death benefit paid under the Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.


If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

       - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract.


       - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.


       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.



INVESTMENT OPTIONS. WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.


At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

TERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FEE. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.



EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.


JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.


For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Period Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.


Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;

       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with

       -  the Rider;
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and
       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.




Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.


You could only purchase a Guaranteed Minimum Withdrawal Benefit Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see "Other Contract Provision - Right to Review" in "V. Description of the Contract"), you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life - Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.


Restrictions on Additional Purchase Payments


Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.



PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:


       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS (NOT APPLICABLE TO PRINCIPAL PLUS, WHICH APPLIES NONQUALIFIED CONTRACT LIMITS TO QUALIFIED CONTRACTS). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;


       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but


       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.


You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

       (b) in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see "Restricted Model Allocations" below).


Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.


You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITABLE FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust

       -  Total Bond Market Trust A


       -  Ultra Short Term Bond Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.


RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust

       - Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER:

--------------------------------------------------------------------------------------------------
     MODEL ALLOCATION NAME         MODEL ALLOCATION PERCENTAGE              PORTFOLIO NAME
--------------------------------------------------------------------------------------------------
FUNDAMENTAL HOLDINGS OF AMERICA                15%                 American International Trust
 (not available after April 30,
              2009)                            25%                 American Growth Trust
                                               25%                 American Growth-Income Trust
                                               35%                 American Bond Trust
--------------------------------------------------------------------------------------------------



ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR PRINCIPAL PLUS (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.


Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

RESTRICTED MODEL ALLOCATIONS FOR PRINCIPAL PLUS:

-------------------------------------------------------------------------------------------------------------------
                 MODEL ALLOCATION NAME                   PERCENTAGE OF ALLOCATION           PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------
CONSERVATIVE INCOME STRATEGY                                       64.00%          Investment Quality Bond Trust
(formerly, "Scudder Conservative Income Strategy"):                10.00%          Active Bond Trust
                                                                    7.00%          Optimized All Cap Trust
                                                                    6.00%          500 Index Trust B
                                                                    3.00%          International Value Trust
                                                                    2.00%          Total Stock Market Index Trust
                                                                    2.00%          Real Estate Securities Trust
                                                                    2.00%          Small Cap Index Trust
                                                                    1.00%          Optimized Value Trust
                                                                    1.00%          Global Trust
                                                                    1.00%          International Equity Index
                                                                    1.00%          Fundamental Value Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH STRATEGY                                                    23.00%          500 Index Trust B
(formerly, "Scudder Growth Strategy"):                             18.00%          Optimized All Cap Trust
                                                                   14.00%          International Value Trust
                                                                   11.00%          Investment Quality Bond Trust
                                                                    8.00%          Fundamental Value Trust
                                                                    6.00%          Optimized Value Trust
                                                                    5.00%          Total Stock Market Index Trust
                                                                    5.00%          Small Cap Index Trust
                                                                    4.00%          Real Estate Securities Trust
                                                                    2.00%          Global Trust
                                                                    2.00%          International Equity Index Trust
                                                                    2.00%          Active Bond Trust
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                 MODEL ALLOCATION NAME                   PERCENTAGE OF ALLOCATION           PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME STRATEGY                                           32.00%          Investment Quality Bond Trust
(formerly, "Scudder Growth & Income Strategy"):                    17.00%          500 Index Trust B
                                                                   15.00%          Optimized All Cap Trust
                                                                    9.00%          International Value Trust
                                                                    5.00%          Active Bond Trust
                                                                    4.00%          Total Stock Market Index Trust
                                                                    4.00%          Fundamental Value Trust
                                                                    3.00%          Optimized Value Trust
                                                                    3.00%          Real Estate Securities Trust
                                                                    2.00%          Global Trust
                                                                    2.00%          International Equity Index Trust
                                                                    4.00%          Small Cap Index Trust
-------------------------------------------------------------------------------------------------------------------

INCOME & GROWTH STRATEGY                                           46.00%          Investment Quality Bond Trust
(formerly, "Scudder Income & Growth Strategy"):                    13.00%          Optimized All Cap Trust
                                                                   11.00%          500 Index Trust B
                                                                    7.00%          Active Bond Trust
                                                                    6.00%          International Value Trust
                                                                    3.00%          Total Stock Market Index Trust
                                                                    3.00%          Fundamental Value Trust
                                                                    3.00%          Small Cap Index Trust
                                                                    2.00%          Optimized Value Trust
                                                                    2.00%          Global Trust Series
                                                                    2.00%          International Equity Index Trust
                                                                    2.00%          Real Estate Securities Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH FOCUS:                                                      45.00%          500 Index Trust B
                                                                   40.00%          Investment Quality Bond Trust
                                                                   15.00%          Optimized All Cap Trust
-------------------------------------------------------------------------------------------------------------------

SECTOR FOCUS:                                                      40.00%          Investment Quality Bond Trust
                                                                   30.00%          Total Stock Market Index Trust
                                                                   15.00%          Real Estate Securities Trust
                                                                   15.00%          Optimized All Cap Trust
-------------------------------------------------------------------------------------------------------------------

US ALL-CAPITALIZATION:                                             40.00%          Investment Quality Bond Trust
                                                                   15.00%          500 Index Trust B
                                                                   15.00%          Small Cap Index Trust
                                                                   15.00%          Optimized All Cap Trust
                                                                   15.00%          Mid Cap Index Trust
-------------------------------------------------------------------------------------------------------------------

VALUE FOCUS:                                                       40.00%          Investment Quality Bond Trust
                                                                   30.00%          Optimized All Cap Trust
                                                                   15.00%          Optimized Value Trust
                                                                   15.00%          Fundamental Value Trust
-------------------------------------------------------------------------------------------------------------------





          (1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.





A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.


CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.


We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.


Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

OVERVIEW. Each of our GMWB Riders permit you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.


Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.


Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can preauthorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is effect.

Income Made Easy withdrawals, like other withdrawals:

       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax;

       -  reduce the death benefit and other optional benefits;
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
       -  may reduce your ability to obtain Step-Ups.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:


       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or


       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or


       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre- 59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.


During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "V. Description of the Contract - Pay-out Period Provisions").


When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:

       -  Income Plus For Life 12.08 - 5%


       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)


Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

       - (for Income Plus For Life - Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.


We determine the initial Lifetime Income Amount by multiplying:

       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by

       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).


The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:


       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.


       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.


       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.


Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.


The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.


The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.


We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract").We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWALS. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50%
x $99,000).


The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.


YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.


The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.


WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.


ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.


INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:

            -  the date of a Purchase Payment that we applied to the Benefit
               Base,

            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

            -  For Contracts issued in New York, the Bonus will be equal to:

                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise


                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            -  the 10th Contract Anniversary after the effective date of the
               Income Plus For Life (Quarterly Step-Up Review) Rider; or
            -  the Contract Anniversary on or next following the date the
               Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.



EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.


       - At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,350 (5% x $107,000).


       - At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount would increase to $5,700 (5% x $114,000).



Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.


       - At the end of the third Contract Year, there was no Credit since you took a withdrawal during the year.


       - At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% x $112,350).


We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:

       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.


Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim

Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4(th) Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.


The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.


STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% x $125,000).



In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.


Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."


If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.


Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York,
we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.


EXCESS WITHDRAWALS. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.



In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x
$110,000 = $110,000 - $11,000). The new Lifetime Income Amount is $4,703 (4.75%
x $99,000).


For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 - 10% x $110,000 =
$110,000 - $11,000). The new Lifetime Income Amount is $4,455 (4.50% x $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life -

Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.


Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).


We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.


Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

       -  the Lifetime Income Date or
       -  the latest of:



            -  the date of a Purchase Payment that we applied to the Benefit
               Base,




            -  the date of a reduction in the Benefit Base, or




            -  the effective date of a Step-Up.


CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:

            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;


            -  6% for Riders purchased before January 17, 2008 or in New York.

       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or


            - the Contract Anniversary on or next following the date the Covered Person attains age 69.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).


Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.


The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.


We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target

Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million).We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


EXCESS WITHDRAWALS. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:


       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the Withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).


We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

            -  the Withdrawal Amount ; divided by


            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
1.  Not the Covered       -  may continue if the Beneficiary elects to continue
    Person and the           the Contract within the time we permit under our
    Beneficiary is the       administrative rules. We will automatically increase
    deceased Owner's         the Benefit Base to equal the initial death benefit
    spouse                   we determine, if the death benefit is greater than
                             the Benefit Base prior to our determination. We will
                             also recalculate the Lifetime Income Amount to equal
                             5% of the recalculated Benefit Base and will assess
                             the Rider fee based on the recalculated Benefit
                             Base.
                          -  enters its Settlement Phase if a subsequent
                             withdrawal would deplete the Contract Value to zero,
                             and the remaining Lifetime Income Amount for the
                             year of withdrawal is still greater than zero.
                          -  continues to be eligible for any remaining Credits
                             and Step-Ups, and a Target Amount adjustment, but we
                             will change the date we determine and apply these
                             benefits to future anniversaries of the date we
                             determine the initial death benefit. We will permit
                             the spouse to opt out of an increase in the Benefit
                             Base, if any, to reflect the initial death benefit
                             and any future Step-Ups if we increase the rate of
                             the Income Plus For Life (Annual Step-Up Review) fee
                             at that time.

---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
IF THE DECEASED OWNER     THEN
IS:                       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------
2.  Not the Covered       -  may continue in the same manner as 1.
    Person and the        -  enters its Settlement Phase if a subsequent
    Beneficiary is not       withdrawal would deplete the Contract Value to zero,
    the deceased             and the remaining Lifetime Income Amount for the
    Owner's spouse           year of withdrawal is still greater than zero.
                          -  does not continue to be eligible for any Credits and
                             Step-Ups, or a Target Amount adjustment. We will
                             permit the Beneficiary to opt out of an increase in
                             the Benefit Base, if any, to reflect the initial
                             death benefit if we increase the rate of the Income
                             Plus For Life (Annual Step-Up Review) fee at that
                             time.

---------------------------------------------------------------------------------

3.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is the
    deceased Owner's
    spouse

---------------------------------------------------------------------------------

4.  The Covered           -  ends without any further benefit.
    Person and the
    Beneficiary is not
    the deceased
    Owner's spouse

---------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (see "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."


The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.


The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)
       - The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:


       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.


In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

       -  in the case of the Lifetime Income Amount, to equal the lesser of:

            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or


            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


CREDITS. The Riders provide the following Credit features:

       -  Credit Rate - 5%.

       -  initial Credit Period

            -  (for Principal Plus) - the first 5 Contract Years.


            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person attains age 80.


            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.


       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise


       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.


Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       -  (for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th), etc.), up to and including the 30(th) Contract Anniversary.


       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.


       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.


       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.


Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30(th) Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.


EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.


If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal.


For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or

       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.


In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.


We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period
Provisions - Payment of Death Benefit" provision of this Prospectus.


Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th) Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not the       to the death benefit. We will permit the Beneficiary to opt out of
    deceased         the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------

3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not the       determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS RIDER

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.


The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:


       -  8% of the Benefit Base immediately after the Purchase Payment; or


       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).


ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

       -  the amount of your initial Purchase Payments, up to $5 million; or

       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.


Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.


If you qualify, we will determine an Accumulation Benefit on your 10(th) Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.


Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.


Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWALS. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.


We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.


Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life

          Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.


       John Hancock USA
       Guaranteed Retirement Income Benefit* II
       Guaranteed Retirement Income Benefit* III


       John Hancock New York
       Guaranteed Retirement Income Benefit* II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

* May also, in marketing and other materials, be referred to as "Guaranteed Retirement Income Programs."

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits
John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:


       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and


       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.


GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options" in "V. Description of the Contract").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with Guaranteed Retirement Income Benefit is that annuity benefits payable under Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income

Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Benefit III                   0.50%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit
A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit
John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:


       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and


       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.


INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options" in "V. Description of the Contract"):
       -  Life Annuity with a 10-Year Period Certain;
       -  Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with the Guaranteed Retirement Income Benefit is that annuity benefits payable under the Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit
The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
       -  Wealthmark ML3 Contracts with no optional benefit Riders;
       - Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
       - Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and
       - Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.

Please note Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus For Life, Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ML3

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
            ACCUMULATION UNIT VALUES- WEALTHMARK ML3 VARIABLE ANNUITY


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                 9.389      7.554     12.229     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.607      9.389      7.554     12.229         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           763,933    894,346    980,416  1,262,185         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        81,025     96,376    100,865    108,137         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                 9.376      7.548     12.225     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.588      9.376      7.548     12.225         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           327,938    362,709    358,937    418,233         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       202,773    215,151    223,681    274,258         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                 9.339      7.529     12.213     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.530      9.339      7.529     12.213         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           544,366    665,821    656,516    860,913         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                 9.326      7.523     12.209     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.511      9.326      7.523     12.209         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           142,824    151,644    159,304    200,698         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                 9.289      7.504     12.196     12.500         --         --         --         --         --         --
   Value at End of
      Year                10.453      9.289      7.504     12.196         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           113,628    124,277    132,238    151,793         --         --         --         --         --         --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.115     11.537     13.127     13.036         --         --         --         --         --         --
   Value at End of
      Year                15.787     14.115     11.537     13.127         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           305,415    352,720    396,541    595,668         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        23,410     23,573     27,613     29,596         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.082     11.515     13.110     13.023         --         --         --         --         --         --
   Value at End of
      Year                15.742     14.082     11.515     13.110         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            88,953    120,280    121,515    163,090         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        93,733    108,145    125,328    166,983         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.983     11.452     13.057     12.984         --         --         --         --         --         --
   Value at End of
      Year                15.609     13.983     11.452     13.057         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           237,647    285,720    302,163    407,522         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                13.951     11.431     13.040     12.971         --         --         --         --         --         --
   Value at End of
      Year                15.564     13.951     11.431     13.040         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            64,271     63,728     62,503     85,843         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                13.853     11.368     12.988     12.932         --         --         --         --         --         --
   Value at End of
      Year                15.432     13.853     11.368     12.988         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            49,886     54,091     58,281     70,561         --         --         --         --         --         --
AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX
   TRUST EFF 5-03-07) SERIES I SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     22.191     19.308     15.887     13.749     12.500         --
   Value at End of
      Year                    --         --         --         --     27.386     22.191     19.308     15.887     13.749         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     51,594     58,086     43,917     29,487        509         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      8,683      9,575      9,210      6,681         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     22.155     19.287     15.878     13.748     12.500         --
   Value at End of
      Year                    --         --         --         --     27.329     22.155     19.287     15.878     13.748         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     12,023     26,382     21,166     24,167      1,823         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     36,532     43,123     34,600     20,038         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     22.048     19.222     15.848     13.743     12.500         --
   Value at End of
      Year                    --         --         --         --     27.156     22.048     19.222     15.848     13.743         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     28,950     42,795     29,212     22,690         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     22.012     19.201     15.839     13.741     12.500         --
   Value at End of
      Year                    --         --         --         --     27.098     22.012     19.201     15.839     13.741         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      6,408      8,168      8,675      4,624         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.984     17.458     14.423     12.500         --         --
   Value at End of
      Year                    --         --         --         --     24.566     19.984     17.458     14.423         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      9,200     10,481      9,605      8,079         --         --
ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-07) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     16.308     17.696     14.946     12.798     12.500         --
   Value at End of
      Year                    --         --         --         --     16.757     16.308     17.696     14.946     12.798         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    260,329    368,707     92,140    288,197      7,280         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     28,139     36,092      6,431     24,611         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     16.282     17.676     14.937     12.796     12.500         --
   Value at End of
      Year                    --         --         --         --     16.722     16.282     17.676     14.937     12.796         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     79,171    113,502     43,928    168,446     11,414         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     87,717     98,839     35,475     77,986         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     16.203     17.617     14.910     12.792     12.500         --
   Value at End of
      Year                    --         --         --         --     16.616     16.203     17.617     14.910     12.792         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    147,685    190,620     56,850    142,331        229         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.177     17.597     14.900     12.790     12.500         --
   Value at End of
      Year                    --         --         --         --     16.581     16.177     17.597     14.900     12.790         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     25,041     29,220     10,811     25,601      1,820         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     14.987     15.492     13.846     12.500         --         --
   Value at End of
      Year                    --         --         --         --     15.339     14.987     15.492     13.846         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     38,167     33,273      6,362     26,539         --         --
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-07) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.871     15.329     16.673     12.628     12.500         --
   Value at End of
      Year                    --         --         --         --     23.253     19.871     15.329     16.673     12.628         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     72,594     74,521    380,100     47,255      3,904         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      6,735      6,651     39,200      2,364         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.839     15.312     16.663     12.626     12.500         --
   Value at End of
      Year                    --         --         --         --     23.204     19.839     15.312     16.663     12.626         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     26,605     57,733    170,993     48,281      1,336         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     45,024     32,285    131,252     21,455         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     19.743     15.261     16.632     12.622     12.500         --
   Value at End of
      Year                    --         --         --         --     23.057     19.743     15.261     16.632     12.622         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     50,662     57,644    218,711     36,084         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.711     15.244     16.622     12.620     12.500         --
   Value at End of
      Year                    --         --         --         --     23.009     19.711     15.244     16.622     12.620         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      6,497      5,158     32,732      4,927         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     17.326     14.143     14.655     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.195     17.326     14.143     14.655         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      7,599      5,770     34,866      4,922         --         --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.582      9.973     16.830     17.717         --         --         --         --         --         --
   Value at End of
      Year                13.962     12.582      9.973     16.830         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            34,197     40,304     46,939     63,269         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         7,612      8,279      8,622      9,488         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.042     11.136     18.802     19.799         --         --         --         --         --         --
   Value at End of
      Year                15.575     14.042     11.136     18.802         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            14,696     12,019     13,452     19,764         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        14,696     14,332     14,458     48,106         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.882     11.026     18.643     19.652         --         --         --         --         --         --
   Value at End of
      Year                15.374     13.882     11.026     18.643         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            25,895     27,238      3,204     39,263         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                13.829     10.989     18.591     19.603         --         --         --         --         --         --
   Value at End of
      Year                15.308     13.829     10.989     18.591         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,710      6,076      6,150      8,450         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.420     12.272     20.792     21.947         --         --         --         --         --         --
   Value at End of
      Year                17.044     15.420     12.272     20.792         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,581      3,813      4,318      4,702         --         --         --         --         --         --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.615     12.053     17.465     17.629         --         --         --         --         --         --
   Value at End of
      Year                16.087     14.615     12.053     17.465         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            60,984     44,167     48,986     18,336         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --      1,075         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.595     12.043     17.459     17.629         --         --         --         --         --         --
   Value at End of
      Year                16.057     14.595     12.043     17.459         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            20,200     11,667      5,956      3,912         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,901      3,897      2,463      9,572         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.537     12.013     12.484     12.619         --         --         --         --         --         --
   Value at End of
      Year                15.969     14.537     12.013     12.484         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            18,586     48,497     13,410     15,765         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                14.517     12.003     17.436     17.629         --         --         --         --         --         --
   Value at End of
      Year                15.940     14.517     12.003     17.436         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,262     10,762     13,061         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                10.350      8.570     12.468     12.618         --         --         --         --         --         --
   Value at End of
      Year                11.347     10.350      8.570     12.468         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,085      9,084      8,783     15,497         --         --         --         --         --         --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.824     11.649     13.133     13.205         --         --         --         --         --         --
   Value at End of
      Year                13.367     12.824     11.649     13.133         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            19,968     28,856     20,462      8,036         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.796     11.629     13.117     13.193         --         --         --         --         --         --
   Value at End of
      Year                13.331     12.796     11.629     13.117         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,359      4,617      2,509      4,926         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         4,074      6,032        370        455         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.712     11.569     13.070     13.158         --         --         --         --         --         --
   Value at End of
      Year                13.223     12.712     11.569     13.070         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            19,599     19,510      4,061      5,334         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                12.684         --         --     13.147         --         --         --         --         --         --
   Value at End of
      Year                13.187     12.684         --     13.054         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,365      4,062         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.600     11.490     13.007     13.112         --         --         --         --         --         --
   Value at End of
      Year                13.081     12.600     11.490     13.007         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,263      3,289      2,291         --         --         --         --         --         --         --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.627      8.528     12.561     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.519     10.627      8.528     12.561         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            34,817     36,815     36,303     31,962         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --      8.524     12.560     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --     10.616      8.524     12.560         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --     16,360     16,486         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --      6,111         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                10.582      8.509     12.557     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.447     10.582      8.509     12.557         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            12,005     12,444     12,402         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     12.556         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                10.537      8.490     12.554     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.375     10.537      8.490     12.554         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,360      1,375        609         --         --         --         --         --         --         --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.786      8.045     12.556     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.914     10.786      8.045     12.556         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,117      6,465      5,775      5,820         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --      1,499         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                10.774      8.041     12.555     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.895     10.774      8.041     12.555         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --     25,829        499         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           472        474      6,877         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                10.739      8.027     12.553     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.839     10.739      8.027     12.553         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            11,774     13,852     18,662         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     12.552     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --      8.022     12.552         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      1,556         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                10.694         --         --     12.500         --         --         --         --         --         --
   Value at End of
      Year                11.765     10.694         --     12.549         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               368        384         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.081      7.966     13.208     12.985         --         --         --         --         --         --
   Value at End of
      Year                12.117     11.081      7.966     13.208         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,764      8,639      7,819      3,951         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --        552        420         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.066      7.959     13.203     12.981         --         --         --         --         --         --
   Value at End of
      Year                12.095     11.066      7.959     13.203         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      1,068      1,107      2,572         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         7,833      7,880      7,942      7,018         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                11.022         --         --     12.971         --         --         --         --         --         --
   Value at End of
      Year                12.029     11.022         --     13.190         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            45,742     33,786         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.967         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     13.186         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                10.963      7.913     13.172     12.957         --         --         --         --         --         --
   Value at End of
      Year                11.941     10.963      7.913     13.172         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,344      7,268        341         --         --         --         --         --         --         --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                 9.667      6.126     13.480     13.909         --         --         --         --         --         --
   Value at End of
      Year                11.587      9.667      6.126     13.480         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,017      6,417      1,617         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                 9.655      6.121     13.475     13.906         --         --         --         --         --         --
   Value at End of
      Year                11.566      9.655      6.121     13.475         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,891      4,881         --      2,549         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,055         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                 9.616      6.105     13.462     13.895         --         --         --         --         --         --
   Value at End of
      Year                11.502      9.616      6.105     13.462         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            17,353     17,908      5,281         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     13.891         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     13.457         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                 9.565         --         --     13.880         --         --         --         --         --         --
   Value at End of
      Year                11.418      9.565         --     13.444         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,000      4,320         --         --         --         --         --         --         --         --
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.906     12.393     22.614     21.943         --         --         --         --         --         --
   Value at End of
      Year                19.645     16.906     12.393     22.614         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            77,618     63,468     87,673    131,589         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            60        665      1,188        846         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.849     12.358     22.561     21.899         --         --         --         --         --         --
   Value at End of
      Year                19.570     16.849     12.358     22.561         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            70,190     75,438     79,368     64,554         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         5,054      6,037      4,640      1,806         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                16.682     12.254     22.404     21.768         --         --         --         --         --         --
   Value at End of
      Year                19.347     16.682     12.254     22.404         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            59,032     73,944     75,279     86,065         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                16.626     12.219     22.352     21.725         --         --         --         --         --         --
   Value at End of
      Year                19.273     16.626     12.219     22.352         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,012      7,372      7,463      2,567         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                16.461     12.116     22.197     21.595         --         --         --         --         --         --
   Value at End of
      Year                19.052     16.461     12.116     22.197         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,892      9,168      8,200        221         --         --         --         --         --         --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.565     12.110     19.914     20.424         --         --         --         --         --         --
   Value at End of
      Year                16.970     15.565     12.110     19.914         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            33,975     24,960     34,534     26,615         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.513     12.076     19.867     20.384         --         --         --         --         --         --
   Value at End of
      Year                16.905     15.513     12.076     19.867         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            43,540     40,823     48,452     40,969         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         3,113      5,935      2,326      1,326         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                15.359     11.974     19.729     20.262         --         --         --         --         --         --
   Value at End of
      Year                16.712     15.359     11.974     19.729         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            32,168     27,736     28,728     34,493         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                15.308     11.940     19.683     20.221         --         --         --         --         --         --
   Value at End of
      Year                16.648     15.308     11.940     19.683         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,086      6,035      6,189      6,053         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.156     11.839     19.546     20.101         --         --         --         --         --         --
   Value at End of
      Year                16.458     15.156     11.839     19.546         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,151      8,140     11,768      3,465         --         --         --         --         --         --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.101      8.888     11.951     11.986         --         --         --         --         --         --
   Value at End of
      Year                13.632     12.101      8.888     11.951         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            17,933      4,691        600         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           172         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.085      8.880     11.947     11.983         --         --         --         --         --         --
   Value at End of
      Year                13.607     12.085      8.880     11.947         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            17,779      1,793      1,275         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         2,992      3,026         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.037      8.858     11.935     11.973         --         --         --         --         --         --
   Value at End of
      Year                13.532     12.037      8.858     11.935         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            55,895      9,024      5,950         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     11.970         --         --         --         --         --         --
   Value at End of
      Year                13.508         --         --     11.931         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,565         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                11.972         --         --     11.960         --         --         --         --         --         --
   Value at End of
      Year                13.433     11.972         --     11.919         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,057      1,903         --         --         --         --         --         --         --         --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                24.796     17.701     31.284     28.944         --         --         --         --         --         --
   Value at End of
      Year                26.019     24.796     17.701     31.284         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            39,068     29,314     47,793     73,905         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --      3,275         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                24.713     17.651     31.211     28.886         --         --         --         --         --         --
   Value at End of
      Year                25.919     24.713     17.651     31.211         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            30,613     30,499     28,572     37,385         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         2,179      1,779      2,569      2,080         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                24.467     17.502     30.994     28.713         --         --         --         --         --         --
   Value at End of
      Year                25.623     24.467     17.502     30.994         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            37,991     32,007     44,818     40,177         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                24.386     17.452     30.922     28.656         --         --         --         --         --         --
   Value at End of
      Year                25.525     24.386     17.452     30.922         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,488      3,293      3,592      2,527         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                24.144     17.305     30.707     28.485         --         --         --         --         --         --
   Value at End of
      Year                25.234     24.144     17.305     30.707         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,317      3,680      5,156      3,732         --         --         --         --         --         --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.303      8.405     14.902     14.459         --         --         --         --         --         --
   Value at End of
      Year                14.181     12.303      8.405     14.902         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            20,283     20,196     10,120        586         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --        374         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.286      8.398     14.897     14.455         --         --         --         --         --         --
   Value at End of
      Year                14.155     12.286      8.398     14.897         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            12,195      8,494      6,849      2,295         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,772      1,671         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.237      8.376     14.882     14.443         --         --         --         --         --         --
   Value at End of
      Year                14.077     12.237      8.376     14.882         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            23,628     21,861     12,331         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     14.877     14.440         --         --         --         --         --         --
   Value at End of
      Year                14.052         --      8.369     14.877         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,295         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.172      8.348     14.863     14.428         --         --         --         --         --         --
   Value at End of
      Year                13.974     12.172      8.348     14.863         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,991      2,036         --         --         --         --         --         --         --         --
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.630      9.007     15.962     15.437         --         --         --         --         --         --
   Value at End of
      Year                14.404     12.630      9.007     15.962         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            13,421      6,910      7,968      4,574         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.487      9.623     17.062     16.506         --         --         --         --         --         --
   Value at End of
      Year                15.373     13.487      9.623     17.062         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,146      3,124      3,630      2,010         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         6,989      7,108      8,138      5,469         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.334      9.527     16.918     16.384         --         --         --         --         --         --
   Value at End of
      Year                15.175     13.334      9.527     16.918         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,761      1,907     25,206      5,554         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     16.343         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     16.870         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                14.998         --         --     18.527         --         --         --         --         --         --
   Value at End of
      Year                17.035     14.998         --     19.106         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,079        576         --         --         --         --         --         --         --         --
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.654      9.057     14.700     13.955         --         --         --         --         --         --
   Value at End of
      Year                13.888     12.654      9.057     14.700         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,305      2,858      3,955      1,120         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.770      9.861     16.012     15.205         --         --         --         --         --         --
   Value at End of
      Year                15.106     13.770      9.861     16.012         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,332      5,204      5,354     11,660         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.613      9.763     15.877     15.092         --         --         --         --         --         --
   Value at End of
      Year                14.911     13.613      9.763     15.877         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,779      3,355      1,406      2,477         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     15.055         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     15.832         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                16.493     11.851     19.312     18.382         --         --         --         --         --         --
   Value at End of
      Year                18.029     16.493     11.851     19.312         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               932        919        238         --         --         --         --         --         --         --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.565      9.056     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.927     11.565      9.056         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,153      1,159      3,408         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                11.529      9.046     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.861     11.529      9.046         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            20,992     21,087        881         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                11.494      9.036     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.796     11.494      9.036         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,232      1,241      1,156         --         --         --         --         --         --         --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     14.431     17.913         --         --         --         --         --         --
   Value at End of
      Year                    --         --      7.710     14.431         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      1,915      1,885         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --     17.886         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.405         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --     17.806         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.326         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.779         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.300         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.699         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.222         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.350         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,949         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.007     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.336     15.007         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               260         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            75         75         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.295         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,132         --         --         --         --         --         --         --         --         --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.752      8.738     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.664     10.752      8.738         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               786        790         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                10.719     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                11.605     10.719         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,488      2,502         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                10.686      8.719     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                11.546     10.686      8.719         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               960        967      1,186         --         --         --         --         --         --         --
CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.004     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.537     15.004         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,862      1,878         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        29,949         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.999     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.523     14.999         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         3,907      2,601         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.984     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.482     14.984         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,765      2,545         --         --         --         --         --         --         --         --
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.370     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.963     15.370         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            17,118      3,038         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.365     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.949     15.365         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            25,170         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,702      1,799         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                15.349     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.907     15.349         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,414      2,789         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.329     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.851     15.329         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,142      7,158         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     16.040         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.152         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     14.126     16.016         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.306     14.126         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --        506         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --     15.944         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.049         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     15.921         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     14.023         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     15.849         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     13.946         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.837         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            16,073         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.824         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            41,990         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         7,004         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.664     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                15.784     14.664         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,888      3,082         --         --         --         --         --         --         --         --
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.178     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.167     15.178         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            24,379     21,376         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           637      8,501         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.173     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.154     15.173         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        12,279     23,224         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                15.158     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.114     15.158         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,263     16,441         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                15.153     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.100     15.153         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,581      5,934         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.138     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                16.060     15.138         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,171      7,193         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-03-2007) Contracts with no
   Optional Benefits
   Value at Start of
      Year                12.236     10.225     14.139     14.173         --         --         --         --         --         --
   Value at End of
      Year                13.501     12.236     10.225     14.139         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           221,249    243,087    285,792    362,515         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        40,352     41,867     43,514     47,854         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.212     10.211     14.126     14.164         --         --         --         --         --         --
   Value at End of
      Year                13.468     12.212     10.211     14.126         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           101,990    122,073    140,584    186,525         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        83,151     90,674     93,267    164,513         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.141     10.167     14.086     14.139         --         --         --         --         --         --
   Value at End of
      Year                13.370     12.141     10.167     14.086         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           169,203    187,261    191,790    224,902         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                12.118     10.152     14.073     14.130         --         --         --         --         --         --
   Value at End of
      Year                13.337     12.118     10.152     14.073         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            24,448     26,805     33,294     43,153         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.047     10.108     14.033     14.104         --         --         --         --         --         --
   Value at End of
      Year                13.240     12.047     10.108     14.033         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            21,988     25,466     30,175     45,440         --         --         --         --         --         --
CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
   (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-07) - NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     26.101     22.846     19.685     13.553     12.500         --
   Value at End of
      Year                    --         --         --         --     29.065     26.101     22.846     19.685     13.553         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     28,576     35,272     29,679     16,182         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      1,587      2,595      2,517      1,714         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     26.059     22.820     19.673     13.552     12.500         --
   Value at End of
      Year                    --         --         --         --     29.004     26.059     22.820     19.673     13.552         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      8,838     20,027      6,544      7,350      1,615         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      7,549      9,143      8,260      5,342         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     25.933     22.744     19.637     13.547     12.500         --
   Value at End of
      Year                    --         --         --         --     28.821     25.933     22.744     19.637     13.547         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     17,460     20,724     15,998      9,025         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     25.891     22.719     19.625     13.545     12.500         --
   Value at End of
      Year                    --         --         --         --     28.760     25.891     22.719     19.625     13.545         --
   Wealthmark ML3 No.
      of Units                --         --         --         --        808      1,946        997      1,051         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     22.644     19.899     17.215     12.500         --         --
   Value at End of
      Year                    --         --         --         --     25.115     22.644     19.899     17.215         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      1,102      1,333      3,721      4,148         --         --
CREDIT SUISSETRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-07) - NAV SHARES
   (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     28.989     23.035     18.746     13.338     12.500         --
   Value at End of
      Year                    --         --         --         --     37.788     28.989     23.035     18.746     13.338         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     94,989    108,536     89,794     41,627      1,415         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      2,711      5,372      5,237      4,334         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     28.942     23.009     18.734     13.336     12.500         --
   Value at End of
      Year                    --         --         --         --     37.708     28.942     23.009     18.734     13.336         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     29,761     48,262     43,663     30,398      1,931         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     33,244     48,759     37,824     17,461         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     28.802     22.932     18.699     13.332     12.500         --
   Value at End of
      Year                    --         --         --         --     37.469     28.802     22.932     18.699     13.332         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     63,775     82,873     68,804     41,011         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     28.756     22.907     18.688     13.330     12.500         --
   Value at End of
      Year                    --         --         --         --     37.390     28.756     22.907     18.688     13.330         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      6,246      8,025      9,152     11,128        189         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     27.216     21.712     17.740     12.500         --         --
   Value at End of
      Year                    --         --         --         --     35.335     27.216     21.712     17.740         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     13,915     11,922     11,714      3,229         --         --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.391      9.121     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.682     11.391      9.121         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,166      1,172         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                    --         --      9.119         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --      4,824         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                11.356      9.111     12.500         --         --         --         --         --         --         --
   Value at End of
      Year                12.618     11.356      9.111         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,596      7,791      5,687         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                    --     11.321         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      1,084         --         --         --         --         --         --         --         --
DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-07) - SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     21.548     20.109     17.897     13.838     12.500         --
   Value at End of
      Year                    --         --         --         --     22.823     21.548     20.109     17.897     13.838         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    283,950    361,351    371,746    204,190     12,405         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     17,777     21,300     21,494      6,884         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     21.513     20.086     17.886     13.837     12.500         --
   Value at End of
      Year                    --         --         --         --     22.775     21.513     20.086     17.886     13.837         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    137,403    207,246    204,305    190,212      5,696         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    105,765    133,225    128,546     85,434         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     21.409     20.019     17.853     13.832     12.500         --
   Value at End of
      Year                    --         --         --         --     22.631     21.409     20.019     17.853     13.832         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    172,284    208,076    204,728    109,344         74         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     21.375     19.997     17.842     13.830     12.500         --
   Value at End of
      Year                    --         --         --         --     22.583     21.375     19.997     17.842     13.830         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     14,722     27,561     26,678     24,688        666         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.387     17.227     15.394     12.500         --         --
   Value at End of
      Year                    --         --         --         --     19.397     18.387     17.227     15.394         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     39,969     43,018     41,759     38,052         --         --
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-07) (NOW OPTIMIZED ALL CAP
   TRUST) SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     18.033     17.738     17.022     13.762     12.500         --
   Value at End of
      Year                    --         --         --         --     19.328     18.033     17.738     17.022     13.762         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      6,278      6,086      5,922      5,792         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      1,275      2,432      2,585      2,344         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     18.004     17.718     17.012     13.760     12.500         --
   Value at End of
      Year                    --         --         --         --     19.287     18.004     17.718     17.012     13.760         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     14,833     10,500     11,409     12,285      1,307         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      8,266      9,384     16,936      6,583         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     17.917     17.659     16.981     13.755     12.500         --
   Value at End of
      Year                    --         --         --         --     19.165     17.917     17.659     16.981     13.755         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     19,606     21,804     22,969     20,277         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     17.888     17.639     16.970     13.754     12.500         --
   Value at End of
      Year                    --         --         --         --     19.124     17.888     17.639     16.970     13.754         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      1,067      1,099      1,099        597         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     15.429     15.237     14.682     12.500         --         --
   Value at End of
      Year                    --         --         --         --     16.471     15.429     15.237     14.682         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      2,508      2,584      2,624      1,433         --         --
DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     16.296     15.945     15.241     13.180     12.500         --
   Value at End of
      Year                    --         --         --         --     17.605     16.296     15.945     15.241     13.180         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    169,735    211,422    263,064    178,292      8,885         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     16,507     20,587     26,918     72,857         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     16.270     15.927     15.231     13.179     12.500         --
   Value at End of
      Year                    --         --         --         --     17.568     16.270     15.927     15.231     13.179         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     95,835    142,192    164,470    157,021     25,560         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     66,383     78,444     70,192     52,463         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     16.191     15.874     15.203     13.174     12.500         --
   Value at End of
      Year                    --         --         --         --     17.457     16.191     15.874     15.203     13.174         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     89,824    121,829    134,532     98,704         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.165     15.856     15.194     13.173     12.500         --
   Value at End of
      Year                    --         --         --         --     17.420     16.165     15.856     15.194     13.173         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     45,558     52,490     60,853     42,982      5,510         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     14.577     14.319     13.742     12.500         --         --
   Value at End of
      Year                    --         --         --         --     15.684     14.577     14.319     13.742         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     31,912     32,609     43,671     36,506         --         --
DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     20.605     19.098     16.802     13.475     12.500         --
   Value at End of
      Year                    --         --         --         --     23.346     20.605     19.098     16.802     13.475         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    226,012    249,612    258,874    110,482      5,238         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     37,170     47,550     49,637     24,103         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     20.571     19.076     16.792     13.474     12.500         --
   Value at End of
      Year                    --         --         --         --     23.297     20.571     19.076     16.792     13.474         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     44,162     88,045     90,235     77,659      2,598         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     75,188     95,205     98,946     58,217         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     20.472     19.012     16.761     13.469     12.500         --
   Value at End of
      Year                    --         --         --         --     23.150     20.472     19.012     16.761     13.469         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    193,596    216,795    180,119     74,026        149         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     20.439     18.991     16.751     14.717     12.500         --
   Value at End of
      Year                    --         --         --         --     23.101     20.439     18.991     16.751     13.468         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     28,990     33,878     33,066     21,653         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.251     16.984     15.003     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.598     18.251     16.984     15.003         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     30,227     30,527     31,439     21,845         --         --
DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-07)(NOW TOTAL BOND MARKET TRUST A)
   CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     12.526     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --         --     12.854     12.526         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     17,520      2,217         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --        863         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     12.522     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --         --     12.844     12.522         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     32,689     10,122         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     12.509     12.500         --         --         --         --
   Value at End of
      Year                    --         --         --         --     12.812     12.509         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      6,609      6,111         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     12.505         --         --         --         --         --
   Value at End of
      Year                    --         --         --         --     12.769         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --        752         --         --         --         --         --
DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.202     17.989     17.004     13.664     12.500         --
   Value at End of
      Year                    --         --         --         --     20.432     19.202     17.989     17.004     13.664         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    797,758    652,355    203,532    104,484      3,571         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     84,880     52,673     14,987      6,422         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.171     17.969     16.994     13.662     12.500         --
   Value at End of
      Year                    --         --         --         --     20.389     19.171     17.969     16.994     13.662         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    215,656    208,823     85,675     80,902      4,372         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    162,624    130,128     46,507     29,790         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     19.078     17.909     16.963     13.658     12.500         --
   Value at End of
      Year                    --         --         --         --     20.260     19.078     17.909     16.963     13.658         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    587,632    436,457    102,830     50,669         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.048     17.889     16.952     13.656     12.500         --
   Value at End of
      Year                    --         --         --         --     20.217     19.048     17.889     16.952     13.656         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     70,676     44,171     16,100     15,682         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.283     15.315     14.535     12.500         --         --
   Value at End of
      Year                    --         --         --         --     17.257     16.283     15.315     14.535         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    139,646     56,918     20,395     10,952         --         --
DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE
   TRUST EFF 12-12-07) CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     13.597     13.243     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     14.553     13.597     13.243         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    650,881    659,423    199,338         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     68,738     46,225      1,357         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     13.587     13.240     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     14.536     13.587     13.240         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     17,308         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    177,499    146,982     54,506         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     13.559     13.233     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     14.484     13.559     13.233         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    554,725    460,756     93,811         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     13.550     13.230     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     14.467     13.550     13.230         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      1,454         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     13.522     13.223     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     14.416     13.522     13.223         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     33,017     32,776     16,835         --         --         --
DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) (SUBSTITUTED WITH INVESTMENT QUALITY BOND TRUST EFF 11-16-09)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     13.949     13.670     13.376     13.351     13.038     12.653     12.500         --
   Value at End of
      Year                    --         --     11.016     13.949     13.670     13.376     13.351     13.038     12.653         --
   Wealthmark ML3 No.
      of Units                --         --    493,160    746,168  1,163,963  1,339,463  1,340,821    629,858     15,344         --
   NYWealthmark ML3
      No. of Units            --         --     30,512     39,350     91,565     73,130     71,271     62,200         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     13.912     13.641     13.354     13.336     13.030     12.652     12.500         --
   Value at End of
      Year                    --         --     10.981     13.912     13.641     13.354     13.336     13.030     12.652         --
   Wealthmark ML3 No.
      of Units                --         --    190,987    255,277    303,397    469,960    491,816    501,320     29,070         --
   NYWealthmark ML3
      No. of Units            --         --    115,494    170,481    245,062    272,901    274,889    139,561         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --     13.803     13.555     13.290     13.291     13.006     12.647     12.500         --
   Value at End of
      Year                    --         --     10.879     13.803     13.555     13.290     13.291     13.006     12.647         --
   Wealthmark ML3 No.
      of Units                --         --    287,915    398,896    657,721    704,236    671,242     63,531         81         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     13.767     13.526     13.268     13.276     12.998     12.646     12.500         --
   Value at End of
      Year                    --         --     10.845     13.767     13.526     13.268     13.276     12.998     12.646         --
   Wealthmark ML3 No.
      of Units                --         --    152,699    199,527    204,208    208,866    203,422    150,022      1,643         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     13.279     13.066     12.836     12.863     12.613     12.500         --         --
   Value at End of
      Year                    --         --     10.445     13.279     13.066     12.836     12.863     12.613         --         --
   Wealthmark ML3 No.
      of Units                --         --     54,945     61,535     98,488     94,579     94,161     43,047         --         --
DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     21.128     19.664     17.943     14.095     12.500         --
   Value at End of
      Year                    --         --         --         --     23.763     21.128     19.664     17.943     14.095         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    473,098    533,255    542,866    255,072      7,278         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     53,458     60,398     57,154     28,434         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     21.094     19.642     17.932     14.093     12.500         --
   Value at End of
      Year                    --         --         --         --     23.713     21.094     19.642     17.932     14.093         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    173,039    233,377    234,717    213,631      8,692         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    185,585    223,402    206,311     95,807         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     20.992     19.576     17.899     14.088     12.500         --
   Value at End of
      Year                    --         --         --         --     23.563     20.992     19.576     17.899     14.088         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    290,857    357,567    345,565    158,768         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     20.958     19.554     17.888     14.087     12.500         --
   Value at End of
      Year                    --         --         --         --     23.514     20.958     19.554     17.888     14.087         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     30,019     34,357     34,313     35,136        422         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     17.903     16.729     15.327     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.057     17.903     16.729     15.327         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     61,196     63,245     63,755     32,030         --         --
DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP
   EFF 9-15-06) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     20.120     18.346     14.602     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.701     20.120     18.346     14.602         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    127,484    126,618     55,303      6,278         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     12,730     13,197      9,732         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     20.097     18.334     14.600     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.669     20.097     18.334     14.600         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     69,777     80,552     83,453      5,063         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     57,332     49,030     27,421         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     20.030     18.301     14.595     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.574     20.030     18.301     14.595         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     78,245     83,371     50,453         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     20.008     18.289     14.594     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.542     20.008     18.289     14.594         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     13,346     12,188      7,210        496         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     15.854     14.514     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     15.462     15.854     14.514         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      7,574     13,071     12,376         --         --
DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP
   TRUST EFF 5-03-07) (NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     22.268     21.055     18.839     14.566     12.500         --
   Value at End of
      Year                    --         --         --         --     25.894     22.268     21.055     18.839     14.566         --
   Wealthmark ML3 No.
      of Units                --         --         --         --  1,064,597    908,978    908,361    517,412     30,795         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     82,888     62,910     50,619     31,935         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     22.232     21.032     18.828     14.565     12.500         --
   Value at End of
      Year                    --         --         --         --     25.839     22.232     21.032     18.828     14.565         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    444,834    528,058    517,778    515,075     19,424         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    274,838    200,184    179,443     97,274         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     22.125     20.962     18.793     14.560     12.500         --
   Value at End of
      Year                    --         --         --         --     25.676     22.125     20.962     18.793     14.560         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    680,120    540,654    555,787    300,122        139         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     22.089     20.938     18.781     14.558     12.500         --
   Value at End of
      Year                    --         --         --         --     25.622     22.089     20.938     18.781     14.558         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    201,578    198,992    199,812    182,964      4,434         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.462     17.526     15.745     12.500         --         --
   Value at End of
      Year                    --         --         --         --     21.383     18.462     17.526     15.745         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    148,920    120,973    112,444     73,073         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
   5-03-07) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     25.352     23.476     19.015     13.647     12.500         --
   Value at End of
      Year                    --         --         --         --     31.071     25.352     23.476     19.015     13.647         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    353,528    427,757    443,462    250,468     19,492         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     26,206     30,903     29,719     14,511         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     25.311     23.450     19.003     13.645     12.500         --
   Value at End of
      Year                    --         --         --         --     31.006     25.311     23.450     19.003     13.645         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    169,578    300,996    289,488    255,377     11,420         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     86,341    113,906    111,741     58,615         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     25.189     23.372     18.968     13.641     12.500         --
   Value at End of
      Year                    --         --         --         --     30.810     25.189     23.372     18.968     13.641         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    238,845    285,639    266,611    137,071         38         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     25.148     23.346     18.956     13.639     12.500         --
   Value at End of
      Year                    --         --         --         --     30.745     25.148     23.346     18.956     13.639         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     49,449     61,426     65,553     64,722      3,025         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     21.846     20.310     16.516     12.500         --         --
   Value at End of
      Year                    --         --         --         --     26.667     21.846     20.310     16.516         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     61,803     66,655     61,601     35,776         --         --
DWS EQUITY 500 INDEX TRUST VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.363     14.032     22.776     22.086     19.490     12.500         --         --         --         --
   Value at End of
      Year                19.519     17.363     14.032     22.776     22.086     19.490         --         --         --         --
   Wealthmark ML3 No.
      of Units           126,765    161,446    192,690    227,829    346,979    448,901         --         --         --         --
   NYWealthmark ML3
      No. of Units        14,948     15,068     15,658     16,380     28,006     63,809         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.300     13.989     22.717     22.040     19.458     12.500         --         --         --         --
   Value at End of
      Year                19.439     17.300     13.989     22.717     22.040     19.458         --         --         --         --
   Wealthmark ML3 No.
      of Units            70,429     88,053     98,001    101,776    181,305    211,698         --         --         --         --
   NYWealthmark ML3
      No. of Units       115,195    120,047    124,739    138,269    202,741    232,276         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                17.113     13.858     22.539     21.900     19.364     12.500         --         --         --         --
   Value at End of
      Year                19.200     17.113     13.858     22.539     21.900     19.364         --         --         --         --
   Wealthmark ML3 No.
      of Units            56,742     63,770     98,996    111,755    217,280    198,500         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                17.051     13.815     22.480     21.854     19.333     12.500         --         --         --         --
   Value at End of
      Year                19.121     17.051     13.815     22.480     21.854     19.333         --         --         --         --
   Wealthmark ML3 No.
      of Units            79,317     84,761     85,473     83,462     88,380    106,118         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                14.365     11.657     18.996     18.495     16.386     12.500         --         --         --         --
   Value at End of
      Year                16.085     14.365     11.657     18.996     18.495     16.386         --         --         --         --
   Wealthmark ML3 No.
      of Units            34,176     34,931     46,272     53,083     66,282     76,440         --         --         --         --
DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     29.479     25.383     20.960     14.323     12.500         --
   Value at End of
      Year                    --         --         --         --     35.342     29.479     25.383     20.960     14.323         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    130,357    141,483    125,402     48,061      1,397         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      6,166      6,020      6,468      3,304         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     29.431     25.355     20.947     14.321     12.500         --
   Value at End of
      Year                    --         --         --         --     35.268     29.431     25.355     20.947     14.321         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     38,461     58,308     36,969     36,537      3,797         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      3,223     39,558     24,758     11,343         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     29.289     25.270     20.908     14.316     12.500         --
   Value at End of
      Year                    --         --         --         --     35.045     29.289     25.270     20.908     14.316         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     62,189     70,299     52,156     23,743         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     29.242     25.242     20.895     14.315     12.500         --
   Value at End of
      Year                    --         --         --         --     34.971     29.242     25.242     20.895     14.315         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     34,087     37,857     37,368     34,209         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     23.867     20.633     17.106     12.500         --         --
   Value at End of
      Year                    --         --         --         --     28.500     23.867     20.633     17.106         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     20,135     22,214     20,638     15,023         --         --
DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-07)
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     23.409     19.427     17.275     13.618     12.500         --
   Value at End of
      Year                    --         --         --         --     29.855     23.409     19.427     17.275     13.618         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     82,513     93,386     82,174     52,696        690         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     12,756     20,000     20,663     12,509         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     23.371     19.405     17.264     13.616     12.500         --
   Value at End of
      Year                    --         --         --         --     29.792     23.371     19.405     17.264     13.616         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     40,299     49,463     39,657     39,728      1,208         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     24,460     49,087     21,540     15,610         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     23.258     19.340     17.233     13.612     12.500         --
   Value at End of
      Year                    --         --         --         --     29.604     23.258     19.340     17.233     13.612         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     52,772     53,259     42,511     21,767         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     23.221     19.319     17.222     13.610     12.500         --
   Value at End of
      Year                    --         --         --         --     29.541     23.221     19.319     17.222     13.610         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      6,338      6,928      8,144      7,338         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     21.325     17.768     15.863     12.500         --         --
   Value at End of
      Year                    --         --         --         --     27.088     21.325     17.768     15.863         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      8,458      8,466      6,033      4,222         --         --
DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT MONEY
   MARKET TRUST B EFF 5-03-07) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     12.913     12.840     12.630     12.609     12.500         --
   Value at End of
      Year                    --         --         --         --     13.178     12.913     12.840     12.630     12.609         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    389,787  1,194,306  1,236,916    613,208     54,665         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     19,928     38,215     34,689     21,177         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     12.892     12.826     12.622     12.608     12.500         --
   Value at End of
      Year                    --         --         --         --     13.150     12.892     12.826     12.622     12.608         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    182,516    285,666    313,687    426,963     46,033         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     77,756     96,255     99,313     77,214         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     12.830     12.783     12.599     12.604     12.500         --
   Value at End of
      Year                    --         --         --         --     13.067     12.830     12.783     12.599     12.604         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    146,221    191,099    223,548    161,818      8,466         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     12.809     12.768     12.591     12.602     12.500         --
   Value at End of
      Year                    --         --         --         --     13.039     12.809     12.768     12.591     12.602         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     51,898     65,757     70,453     81,841      6,170         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     12.620     12.598     12.442     12.500         --         --
   Value at End of
      Year                    --         --         --         --     12.827     12.620     12.598     12.442         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     44,605     48,609     42,959     63,586         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-07) CLASS B
   SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.106     18.370     17.012     13.667     12.500         --
   Value at End of
      Year                    --         --         --         --     21.290     19.106     18.370     17.012     13.667         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    254,047    288,561    215,234     89,983      4,539         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     20,617     22,319     33,157      9,182         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.075     18.349     17.002     13.665     12.500         --
   Value at End of
      Year                    --         --         --         --     21.245     19.075     18.349     17.002     13.665         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    123,205    157,919     81,146     73,891      6,457         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     90,119     91,715     73,935     27,906         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     18.983     18.288     16.970     13.661     12.500         --
   Value at End of
      Year                    --         --         --         --     21.111     18.983     18.288     16.970     13.661         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    164,942    171,714    119,873     38,618        145         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.952     18.267     16.960     13.659     12.500         --
   Value at End of
      Year                    --         --         --         --     21.066     18.952     18.267     16.960     13.659         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     56,234     64,740     12,479     12,381         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.346     15.779     14.671     12.500         --         --
   Value at End of
      Year                    --         --         --         --     18.142     16.346     15.779     14.671         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     42,071     41,765     34,892     28,496         --         --
DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF 12-12-07)
   CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     14.290     13.702     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.837     14.290     13.702         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --  2,770,704  2,995,589    549,614         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    248,357    211,262     41,752         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     14.280     13.700     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.818     14.280     13.700         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     15,254     30,881     13,412         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    607,275    634,841    196,782         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     14.251     13.692     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.762     14.251     13.692         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --  2,386,881  2,878,052    851,901         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     14.241     13.690     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.743     14.241     13.690         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      5,468      7,367         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     14.212     13.682     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.687     14.212     13.682         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     95,492     95,771     29,365         --         --         --
DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.479     18.325     17.067     13.025     12.500         --
   Value at End of
      Year                    --         --         --         --     20.267     19.479     18.325     17.067     13.025         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     95,647    119,727    132,572     72,017      5,869         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     14,895     17,983     17,733     11,693         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.448     18.305     17.056     13.023     12.500         --
   Value at End of
      Year                    --         --         --         --     20.224     19.448     18.305     17.056     13.023         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     41,673     77,854     84,919     78,571      4,413         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     69,791     80,140     70,620     45,296         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     19.354     18.243     17.025     13.019     12.500         --
   Value at End of
      Year                    --         --         --         --     20.096     19.354     18.243     17.025     13.019         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     83,088     90,519    104,436     51,011         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.322     18.223     17.014     13.017     12.500         --
   Value at End of
      Year                    --         --         --         --     20.054     19.322     18.223     17.014     13.017         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     12,321     20,471     22,627     13,878        559         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.815     15.882     14.851     12.500         --         --
   Value at End of
      Year                    --         --         --         --     17.426     16.815     15.882     14.851         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     13,139     15,398     21,072     20,249         --         --
DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     18.184     17.875     16.215     13.279     12.500         --
   Value at End of
      Year                    --         --         --         --     19.696     18.184     17.875     16.215     13.279         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    404,615    532,529    618,499    509,453     14,158         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     19,310      2,384     31,347     16,706         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     18.154     17.855     16.205     13.277     12.500         --
   Value at End of
      Year                    --         --         --         --     19.654     18.154     17.855     16.205     13.277         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    157,439    227,019    293,153    305,817     27,805         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     93,474    110,349    139,187     82,546         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     18.067     17.796     16.175     13.272     12.500         --
   Value at End of
      Year                    --         --         --         --     19.530     18.067     17.796     16.175     13.272         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    231,967    266,362    154,093    198,132         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     18.037     17.776     16.165     13.271     12.500         --
   Value at End of
      Year                    --         --         --         --     19.489     18.037     17.776     16.165     13.271         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     58,770     63,910     66,331     55,532        832         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     15.344     15.144     13.792     12.500         --         --
   Value at End of
      Year                    --         --         --         --     16.554     15.344     15.144     13.792         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     62,848     64,500     84,668     62,990         --         --
DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION VIP
   EFF 9-15-06) CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     13.032     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     13.272     13.032         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    106,688     28,399         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     26,228         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     13.029     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     13.262     13.029         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     18,029         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     26,391         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     13.022     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     13.235     13.022         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    104,639      6,918         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.019         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     13.012     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     13.199     13.012         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      2,942         --         --         --         --
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL
   EQUITY INDEX TRUST B EFF 5-03-07) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     22.410     19.985     17.242     13.544     12.500         --
   Value at End of
      Year                    --         --         --         --     27.568     22.410     19.985     17.242     13.544         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    268,086    308,800    311,334    140,781      5,208         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     21,432     42,169     23,410     10,380         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     22.374     19.962     17.232     13.542     12.500         --
   Value at End of
      Year                    --         --         --         --     27.510     22.374     19.962     17.232     13.542         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    101,153    150,540    145,660    133,915      1,326         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     83,782     79,326     75,544     27,246         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     22.266     19.896     17.200     13.538     12.500         --
   Value at End of
      Year                    --         --         --         --     27.336     22.266     19.896     17.200     13.538         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    144,125    172,552    170,627     49,615         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     22.230     19.873     17.189     13.536     12.500         --
   Value at End of
      Year                    --         --         --         --     27.278     22.230     19.873     17.189     13.536         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     87,097     97,955     99,809     73,354        689         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     20.719     18.550     16.069     12.500         --         --
   Value at End of
      Year                    --         --         --         --     25.386     20.719     18.550     16.069         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     40,338     50,334     36,089     18,838         --         --
DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     21.767     19.123     16.725     13.334     12.500         --
   Value at End of
      Year                    --         --         --         --     26.859     21.767     19.123     16.725     13.334         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    277,435    311,749    323,239    100,782      7,802         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     34,819     32,982     32,228     15,133         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     21.732     19.102     16.715     13.333     12.500         --
   Value at End of
      Year                    --         --         --         --     26.802     21.732     19.102     16.715     13.333         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     69,894    101,903    101,286     93,700      9,752         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     74,458     80,482    104,641     47,796         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     21.627     19.038     16.684     13.328     12.500         --
   Value at End of
      Year                    --         --         --         --     26.633     21.627     19.038     16.684     13.328         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    273,486    291,380    269,088     94,320         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     21.592     19.016     16.674     13.326     12.500         --
   Value at End of
      Year                    --         --         --         --     26.577     21.592     19.016     16.674     13.326         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     19,801     23,003     26,146     24,853      1,097         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     20.278     17.886     15.707     12.500         --         --
   Value at End of
      Year                    --         --         --         --     24.923     20.278     17.886     15.707         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     36,982     38,567     44,534     14,945         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF
   5-03-07) (NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.892     18.102     16.568     13.532     12.500         --
   Value at End of
      Year                    --         --         --         --     21.130     19.892     18.102     16.568     13.532         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    271,077    304,158    261,735    136,923      4,260         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     22,855     32,158     26,345     10,721         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.860     18.082     16.557     13.531     12.500         --
   Value at End of
      Year                    --         --         --         --     21.085     19.860     18.082     16.557     13.531         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     98,219    126,807    127,576    127,278      6,019         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     38,454     51,449     45,832     31,296         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     19.764     18.022     16.527     13.526     12.500         --
   Value at End of
      Year                    --         --         --         --     20.952     19.764     18.022     16.527     13.526         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    194,454    219,832    175,889     74,617         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.732     18.001     16.517     13.525     12.500         --
   Value at End of
      Year                    --         --         --         --     20.908     19.732     18.001     16.517     13.525         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     21,950     29,470     29,122     29,948      1,127         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     17.177     15.694     14.421     12.500         --         --
   Value at End of
      Year                    --         --         --         --     18.173     17.177     15.694     14.421         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     19,874     23,123     24,256     18,510         --         --
DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO)
   (MERGED INTO DWS CAPITAL GROWTH ALLOCATION VIP EFF 12-08-06)(NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     18.981     17.198     13.850     12.500         --
   Value at End of
      Year                    --         --         --         --         --     20.002     18.981     17.198     13.850         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     87,125     58,106     44,937      2,554         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     40,674      4,273      2,064         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     18.960     17.187     13.848     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.970     18.960     17.187     13.848         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     35,559     32,694     36,748      1,485         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     14,764     13,106     10,161         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     18.897     16.527     13.526     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.873     18.897     16.527     13.526         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     48,547     61,632     41,597         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     18.876     17.145     13.842     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.841     18.876     17.145     13.842         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     17,907     19,718     19,367      2,812         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     15.999     14.554     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     16.792     15.999     14.554         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     37,551     14,969     11,907         --         --
DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF 5-03-07)
   (NOW OPTIMIZED VALUE TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.614     19.630     18.201     13.998     12.500         --
   Value at End of
      Year                    --         --         --         --     22.180     19.614     19.630     18.201     13.998         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    365,253    421,484    421,394    133,082     13,000         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     17,200     22,948     49,465     11,078         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.582     19.608     18.190     13.996     12.500         --
   Value at End of
      Year                    --         --         --         --     22.133     19.582     19.608     18.190     13.996         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     71,140    141,183    143,416    128,649      9,721         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     79,738     92,804     88,127     54,536         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     18.765     19.542     18.156     13.991     12.500         --
   Value at End of
      Year                    --         --         --         --     21.178     18.765     19.542     18.156     13.991         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    193,453    234,362    239,378    120,189         36         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.456     19.520     18.145     13.990     12.500         --
   Value at End of
      Year                    --         --         --         --     21.947     19.456     19.520     18.145     13.990         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     12,449     15,089     14,737     14,419      2,476         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.552     16.631     15.483     12.500         --         --
   Value at End of
      Year                    --         --         --         --     18.643     16.552     16.631     15.483         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     19,849     26,932     35,382     12,016         --         --
DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-06)
   - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     19.696     19.155     14.397     12.500         --
   Value at End of
      Year                    --         --         --         --         --     23.386     20.997     19.155     14.397         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     49,319     44,644     31,995      1,443         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --      3,302     28,017      1,737         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     19.674     19.143     14.395     12.500         --
   Value at End of
      Year                    --         --         --         --         --     23.349     20.974     19.143     14.395         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     23,160     25,322     22,378         69         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     20,162     13,327      7,317         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     19.608     19.108     14.390     12.500         --
   Value at End of
      Year                    --         --         --         --         --     23.236     20.904     19.108     14.390         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     31,057     31,258     28,153         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     19.586     19.096     14.389     12.500         --
   Value at End of
      Year                    --         --         --         --         --     23.198     20.881     19.096     14.389         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     17,674     17,743     17,203        279         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     15.354     15.459     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     18.723     16.878     15.459         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     10,071     13,523      5,133         --         --
DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
   12-08-06) CLASS B SHARES (units first credited 11-15-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     12.961     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.378     12.961         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      9,420        387         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     12.960     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.370     12.960         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     26,716     17,695         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --      5,827        238         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     12.957     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.346     12.957         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     17,975     15,190         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     12.956     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.338     12.956         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      1,999        646         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     12.954     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.313     12.954         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      1,813        600         --         --         --
DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
   9-15-06) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     20.793     18.007     14.489     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.415     20.793     18.007     14.489         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    293,618    295,670     90,342      2,581         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     39,679     50,229     17,343         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     20.770     17.996     14.487     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.383     20.770     17.996     14.487         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     60,509     69,576     69,327      4,525         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     85,963     92,730     43,294         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     20.700     17.963     14.482     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.290     20.700     17.963     14.482         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    211,714    204,668     50,734         99         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     20.677     17.952     14.480     12.500         --
   Value at End of
      Year                    --         --         --         --         --     19.258     20.677     17.952     14.480         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     26,709     23,379     23,402        498         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     17.176     14.934     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     15.973     17.176     14.934         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     37,364     37,108     22,316         --         --
DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF 5-03-07)
   (NOW MID CAP INDEX TRUST) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     22.214     19.696     19.327     14.726     12.500         --
   Value at End of
      Year                    --         --         --         --     24.155     22.214     19.696     19.327     14.726         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     21,045     21,928     25,730     17,135      1,341         --
   NYWealthmark ML3
      No. of Units            --         --         --         --      3,787      4,458      5,241      3,279         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     22.178     19.674     19.315     14.724     12.500         --
   Value at End of
      Year                    --         --         --         --     24.104     22.178     19.674     19.315     14.724         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      8,016      9,929      8,397      7,996        470         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     47,127     37,318     42,559     28,846         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     22.070     19.608     19.280     14.719     12.500         --
   Value at End of
      Year                    --         --         --         --     23.952     22.070     19.608     19.280     14.719         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     38,467     37,410     54,904     23,794         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     22.035     19.586     19.268     14.717     12.500         --
   Value at End of
      Year                    --         --         --         --     23.901     22.035     19.586     19.268     14.717         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      1,091      2,821      2,640      2,489         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     17.248     15.354     15.127     12.500         --         --
   Value at End of
      Year                    --         --         --         --     18.681     17.248     15.354     15.127         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      5,164      9,539      7,051      5,582         --         --
DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED TRUST
   EFF 12-12-07) CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     13.916     13.466     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.186     13.916     13.466         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --  2,652,491  2,911,360    576,951         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    323,798    320,545    198,969         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     13.907     13.464     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.168     13.907     13.464         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     34,565     34,656         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    278,551    288,834    102,256         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     13.878     13.456     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.114     13.878     13.456         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --  1,937,782  2,125,079    455,015         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     13.840     13.446     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --     15.043     13.840     13.446         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     81,139     78,561      2,363         --         --         --
DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     12.287     12.195     12.334     12.486     12.500         --
   Value at End of
      Year                    --         --         --         --     12.600     12.287     12.195     12.334     12.486         --
   Wealthmark ML3 No.
      of Units                --         --         --         --  1,043,873  1,049,894  1,132,609  2,332,293     43,685         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     24,249     29,771     64,828    109,602         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     12.268     12.182     12.326     12.485     12.500         --
   Value at End of
      Year                    --         --         --         --     12.574     12.268     12.182     12.326     12.485         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    138,051    406,191    216,090    243,809     49,847         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     81,387     89,416     86,313    118,764         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     12.208     12.141     12.303     12.481     12.500         --
   Value at End of
      Year                    --         --         --         --     12.494     12.208     12.141     12.303     12.481         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    486,182    591,828    139,381    170,743      4,801         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     12.189     12.127     12.296     12.479     12.500         --
   Value at End of
      Year                    --         --         --         --     12.468     12.189     12.127     12.296     12.479         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      2,773      9,488     20,764     53,528     16,147         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     12.207     12.164     12.352     12.500         --         --
   Value at End of
      Year                    --         --         --         --     12.468     12.207     12.164     12.352         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     46,933     47,320     81,221     35,150         --         --
DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-06)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     22.314     22.489     15.331     12.500         --
   Value at End of
      Year                    --         --         --         --         --     20.963     22.314     22.489     15.331         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    143,559    158,792     65,627      3,032         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     15,667     16,222      5,014         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     22.289     22.475     15.329     12.500         --
   Value at End of
      Year                    --         --         --         --         --     20.929     22.289     22.475     15.329         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     45,333     54,582     51,727      6,840         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --     29,398     30,747     22,739         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     22.215     22.434     15.324     12.500         --
   Value at End of
      Year                    --         --         --         --         --     20.828     22.215     22.434     15.324         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --    113,489    111,979     47,151         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     22.190     22.420     15.322     12.500         --
   Value at End of
      Year                    --         --         --         --         --     20.794     22.190     22.420     15.322         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      6,134      5,448      4,374        234         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     15.531     15.715     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --     14.532     15.531     15.715         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     48,302     49,426     22,921         --         --
DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
   SECURITIES TRUST EFF 5-03-07) CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     19.788     19.626     15.263     12.500         --         --
   Value at End of
      Year                    --         --         --         --     28.987     19.788     19.626     15.263         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    174,333    222,361    238,838     76,829         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     23,724     27,436     27,887     15,637         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     19.762     19.609     15.258     12.500         --         --
   Value at End of
      Year                    --         --         --         --     28.934     19.762     19.609     15.258         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     35,536     35,072     36,798     18,615         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     84,213    105,394    106,198     66,435         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     19.684     19.561     15.243     12.500         --         --
   Value at End of
      Year                    --         --         --         --     28.776     19.684     19.561     15.243         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    121,811    173,275    198,076     85,492         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.657     19.544     15.238     12.500         --         --
   Value at End of
      Year                    --         --         --         --     28.724     19.657     19.544     15.238         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      1,059      3,019      5,724      3,435         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.579     19.496     15.223     12.500         --         --
   Value at End of
      Year                    --         --         --         --     28.567     19.579     19.496     15.223         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     15,287     23,558     26,259     14,008         --         --
DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     21.189     20.182     18.562     14.241     12.500         --
   Value at End of
      Year                    --         --         --         --     21.844     21.189     20.182     18.562     14.241         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    191,008    208,844    181,262    105,727      9,273         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     24,824     27,804     16,148      6,913         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     21.155     20.159     18.551     14.239     12.500         --
   Value at End of
      Year                    --         --         --         --     21.798     21.155     20.159     18.551     14.239         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     81,110    132,545     98,547     90,719      3,409         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     71,584     85,447     79,981     52,981         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     21.053     20.092     18.516     14.234     12.500         --
   Value at End of
      Year                    --         --         --         --     21.661     21.053     20.092     18.516     14.234         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    188,165    214,176    171,348     94,423         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     21.019     20.070     18.505     14.232     12.500         --
   Value at End of
      Year                    --         --         --         --     21.615     21.019     20.070     18.505     14.232         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     46,028     58,145     42,029     35,094        324         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.936     16.196     14.956     12.500         --         --
   Value at End of
      Year                    --         --         --         --     17.391     16.936     16.196     14.956         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     59,088     63,336     40,185     23,460         --         --
DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     13.559     13.524     12.699     12.500         --         --
   Value at End of
      Year                    --         --         --         --     14.505     13.559     13.524     12.699         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    187,999    230,886    221,347     84,933         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     14,887     15,293     14,274      8,296         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     13.541     13.513     12.695     12.500         --         --
   Value at End of
      Year                    --         --         --         --     14.478     13.541     13.513     12.695         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      8,807     62,126     50,428     52,122         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --    100,278     90,030     68,271     45,712         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     13.487     13.479     12.683     12.500         --         --
   Value at End of
      Year                    --         --         --         --     14.399     13.487     13.479     12.683         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    186,857    203,771    223,348    125,317         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     13.469     13.468     12.678     12.500         --         --
   Value at End of
      Year                    --         --         --         --     14.373     13.469     13.468     12.678         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --        325        326        268         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     13.416     13.434     12.666     12.500         --         --
   Value at End of
      Year                    --         --         --         --     14.294     13.416     13.434     12.666         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     40,559     44,932     32,323     18,105         --         --
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-07)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     22.912     22.555     22.598     15.715     12.500         --
   Value at End of
      Year                    --         --         --         --     22.636     22.912     22.555     22.598     15.715         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     65,311     89,212     91,554     58,970      6,079         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     12,234     14,838     15,882     11,460         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     22.875     22.530     22.584     15.714     12.500         --
   Value at End of
      Year                    --         --         --         --     22.588     22.875     22.530     22.584     15.714         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     24,212     42,175     48,245     45,733      3,145         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     39,020     42,274     36,402     20,389         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     22.764     22.455     22.542     15.708     12.500         --
   Value at End of
      Year                    --         --         --         --     22.445     22.764     22.455     22.542     15.708         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     57,241     61,511     69,335     49,389         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     22.728     22.429     22.528     15.371     12.500         --
   Value at End of
      Year                    --         --         --         --     22.398     22.728     22.429     22.528     15.371         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      7,177     19,213     18,732     16,838         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     16.149     15.961     16.055     12.500         --         --
   Value at End of
      Year                    --         --         --         --     15.890     16.149     15.961     16.055         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     22,298     24,594     23,030     21,323         --         --
DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT EQUITY
   VIP EFF 12-08-06) CLASS B SHARES (units first credited 11-15-2004)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --     13.173     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.025     13.173         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     19,311         76         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --      4,464      4,097         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     13.172     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     14.017     13.172         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --      9,082         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --      4,030         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --     13.169     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     13.994     13.169         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --     13,033      1,176         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --         --     13.169         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --     13.166     12.500         --         --         --
   Value at End of
      Year                    --         --         --         --         --     13.962     13.166         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --        183         --         --         --         --
DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
   5-03-07) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --     24.237     22.148     20.353     13.973     12.500         --
   Value at End of
      Year                    --         --         --         --     25.323     24.237     22.148     20.353     13.973         --
   Wealthmark ML3 No.
      of Units                --         --         --         --    140,351    151,119    143,500     93,534      5,464         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     24,146     36,903      8,608      2,379         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --     24.198     22.123     20.341     13.972     12.500         --
   Value at End of
      Year                    --         --         --         --     25.269     24.198     22.123     20.341     13.972         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     51,359     97,575    102,242     94,514      4,426         --
   NYWealthmark ML3
      No. of Units            --         --         --         --     51,741     53,787     55,856     30,330         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --     24.081     22.049     20.303     13.967     12.500         --
   Value at End of
      Year                    --         --         --         --     25.109     24.081     22.049     20.303     13.967         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     83,014    103,695    103,741     52,488         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     24.042     22.025     20.291     13.965     12.500         --
   Value at End of
      Year                    --         --         --         --     25.056     24.042     22.025     20.291     13.965         --
   Wealthmark ML3 No.
      of Units                --         --         --         --      9,274     11,734     11,657     11,154        471         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --     19.368     17.769     16.395     12.500         --         --
   Value at End of
      Year                    --         --         --         --     20.154     19.368     17.769     16.395         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --     36,069     39,126     18,521     17,516         --         --
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.956     11.302     17.998     19.059         --         --         --         --         --         --
   Value at End of
      Year                15.775     13.956     11.302     17.998         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            12,983     10,460      9,862      3,638         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --      4,933         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.526     10.958     17.461     18.495         --         --         --         --         --         --
   Value at End of
      Year                15.281     13.526     10.958     17.461         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            19,491     18,273     16,603      6,299         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         2,216      1,706      3,634      2,266         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.371     10.850     17.314     18.358         --         --         --         --         --         --
   Value at End of
      Year                15.084     13.371     10.850     17.314         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,948      6,025      4,443      1,819         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     18.312         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     17.265         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.459     12.569     20.097     21.337         --         --         --         --         --         --
   Value at End of
      Year                17.404     15.459     12.569     20.097         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,981      7,068        300         80         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.207      9.524     17.527     19.420         --         --         --         --         --         --
   Value at End of
      Year                14.550     13.207      9.524     17.527         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,640      1,339      1,962         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --        392        431         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.013      9.389     17.287     19.160         --         --         --         --         --         --
   Value at End of
      Year                14.329     13.013      9.389     17.287         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,502      8,594      7,041      4,097         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           319        690        695         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.864      9.295     17.141     19.018         --         --         --         --         --         --
   Value at End of
      Year                14.144     12.864      9.295     17.141         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               914      1,108         79         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     18.970         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     17.093         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     22.065         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     19.862         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.676     10.603     16.727     17.573         --         --         --         --         --         --
   Value at End of
      Year                14.856     13.676     10.603     16.727         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            49,465     79,296     80,965    122,618         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.657     10.594     16.721     17.573         --         --         --         --         --         --
   Value at End of
      Year                14.829     13.657     10.594     16.721         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            11,257     41,064     82,284    118,837         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        15,104     15,278     20,532     32,142         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.603      7.564     11.957     12.579         --         --         --         --         --         --
   Value at End of
      Year                14.748     13.603      7.564     11.957         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            21,241     25,966     24,656     45,349         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                13.585     10.559     16.699     17.573         --         --         --         --         --         --
   Value at End of
      Year                14.720     13.585     10.559     16.699         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,132      4,947      6,166         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                 9.685      7.539     11.941     12.579         --         --         --         --         --         --
   Value at End of
      Year                10.479      9.685      7.539     11.941         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,989      1,989      1,989      4,504         --         --         --         --         --         --
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.055     10.859     18.237     18.708         --         --         --         --         --         --
   Value at End of
      Year                15.606     14.055     10.859     18.237         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           228,342    275,228    318,705    410,378         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        38,887     47,275     48,771     50,479         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.897     10.742     18.049     18.521         --         --         --         --         --         --
   Value at End of
      Year                15.422     13.897     10.742     18.049         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            82,883    101,654    109,058    155,664         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       143,840    136,953    148,486    170,139         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.738     10.635     17.897     18.383         --         --         --         --         --         --
   Value at End of
      Year                15.224     13.738     10.635     17.897         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           131,402    155,447    184,927    234,602         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                13.686     10.600     17.847     18.337         --         --         --         --         --         --
   Value at End of
      Year                15.158     13.686     10.600     17.847         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            20,237     21,884     24,722     34,609         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.569     12.077     20.363     20.944         --         --         --         --         --         --
   Value at End of
      Year                17.218     15.569     12.077     20.363         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            17,267     20,480     28,022     38,703         --         --         --         --         --         --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-09)
   SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     15.790     15.976         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.189     15.790         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --        352         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     16.679     16.881         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.757     16.679         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      1,947         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --     16,604     28,683         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --     16.539     16.756         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.651     16.539         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      5,508         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     16.492     16.714         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.615     16.492         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     19.346     19.626         --         --         --         --         --         --
   Value at End of
      Year                    --         --     12.434     19.346         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --      1,116         --         --         --         --         --         --
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                19.872     17.546     18.711     17.393         --         --         --         --         --         --
   Value at End of
      Year                21.526     19.872     17.546     18.711         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            20,960     15,820     14,312      2,919         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --        777      1,008         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                18.939     16.731     17.850     16.599         --         --         --         --         --         --
   Value at End of
      Year                20.505     18.939     16.731     17.850         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,068      1,875      2,005        354         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         3,522      2,063      2,050         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                18.724     16.565     17.700     16.475         --         --         --         --         --         --
   Value at End of
      Year                20.241     18.724     16.565     17.700         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            18,575     19,497      9,704      8,666         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                18.652     16.510     17.650     16.434         --         --         --         --         --         --
   Value at End of
      Year                20.154     18.652     16.510     17.650         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,258      1,597      1,167         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.367     13.622     14.585     13.594         --         --         --         --         --         --
   Value at End of
      Year                16.579     15.367     13.622     14.585         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            15,652     15,348     10,325      7,420         --         --         --         --         --         --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.026     10.876     18.321     19.276         --         --         --         --         --         --
   Value at End of
      Year                14.838     14.026     10.876     18.321         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           110,631    125,907    148,053    226,290         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        21,270     23,867     26,889     28,088         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.171     10.995     18.529     19.502         --         --         --         --         --         --
   Value at End of
      Year                14.985     14.171     10.995     18.529         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            51,817     58,584     66,157     83,859         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        39,083     43,480     49,419     63,007         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.010     10.886     18.373     19.357         --         --         --         --         --         --
   Value at End of
      Year                14.792     14.010     10.886     18.373         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            96,251     99,268    125,144    158,067         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                13.956     10.849     18.322     19.309         --         --         --         --         --         --
   Value at End of
      Year                14.728     13.956     10.849     18.322         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            67,456     64,654      4,907     72,722         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                16.195     12.609     21.324     22.496         --         --         --         --         --         --
   Value at End of
      Year                17.065     16.195     12.609     21.324         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            14,199     14,202     17,512     20,737         --         --         --         --         --         --
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.453     13.487     19.606     18.502         --         --         --         --         --         --
   Value at End of
      Year                19.823     17.453     13.487     19.606         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,582      6,555      8,991      1,177         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                19.364     14.972     21.774     20.555         --         --         --         --         --         --
   Value at End of
      Year                21.982     19.364     14.972     21.774         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,546        754      1,279      3,012         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         6,458      6,944      7,516      4,818         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                19.143     14.823     21.591     20.402         --         --         --         --         --         --
   Value at End of
      Year                21.699     19.143     14.823     21.591         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,397      2,660      3,514      2,770         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     20.351         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     21.530         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     12.500         --     21.472         --         --         --         --         --         --
   Value at End of
      Year                    --     20.040         --     22.694         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --        393         --         --         --         --         --         --         --         --
HIGH INCOME TRUST (MERGED INTO HIGH YIELD TRUST EFF 5-02-11) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.448     12.500         --     11.986         --         --         --         --         --         --
   Value at End of
      Year                12.531     11.448         --     11.517         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,513     19,222         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.433      6.385     11.513     11.983         --         --         --         --         --         --
   Value at End of
      Year                12.508     11.433      6.385     11.513         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,020      5,331         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         3,288      5,918        478         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                11.387      6.369     11.501     11.973         --         --         --         --         --         --
   Value at End of
      Year                12.439     11.387      6.369     11.501         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,558     18,129      9,091         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     11.970         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     11.498         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.500         --         --     11.960         --         --         --         --         --         --
   Value at End of
      Year                12.348         --         --     11.486         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,845         --         --         --         --         --         --         --         --         --
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.511     11.533     16.679     17.301         --         --         --         --         --         --
   Value at End of
      Year                12.531     17.511     11.533     16.679         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,406     10,312      7,220         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           575        747        351        360         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.959     11.834     17.123     17.767         --         --         --         --         --         --
   Value at End of
      Year                12.508     17.959     11.834     17.123         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,231      1,105         85         85         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         2,712      2,896      1,131        120         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                17.755     11.717     16.979     17.635         --         --         --         --         --         --
   Value at End of
      Year                12.439     17.755     11.717     16.979         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            13,033     17,220     11,365      6,192         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.591         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     16.931         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                16.881     12.500         --     16.857         --         --         --         --         --         --
   Value at End of
      Year                12.348     16.881         --     16.208         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,757      2,765         --         --         --         --         --         --         --         --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-01-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     15.008     15.702         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.299     15.008         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --        871         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     15.505     16.227         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.635     15.505         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --        862      1,419         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --     16.106         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     15.374         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     15.331     16.066         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.494     15.331         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --      1,563         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.188         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     16.385         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
INTERNATIONAL CORE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.301         --     22.088     21.930         --         --         --         --         --         --
   Value at End of
      Year                16.684         --     13.301     22.088         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,164         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --        249         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.006     12.878     21.396     21.250         --         --         --         --         --         --
   Value at End of
      Year                16.137     15.006     12.878     21.396         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,247      8,187      8,027      4,670         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --      1,909      2,106         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.835     12.750     21.216     21.092         --         --         --         --         --         --
   Value at End of
      Year                15.929     14.835     12.750     21.216         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,685      2,954      2,673      2,184         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     21.039         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     21.156         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     27.609         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     27.734         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                 9.827         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                10.772         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           306,429         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        35,995         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                 9.814         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                10.753         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           128,478         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       133,452         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                 9.775         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                10.694         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           177,212         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                 9.762         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                10.674         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           174,546         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                 9.723         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                10.616         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            49,021         --         --         --         --         --         --         --         --         --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                 9.827      7.198     13.159     12.500         --         --         --         --         --         --
   Value at End of
      Year                18.734      9.827      7.198     13.159         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,182    334,173    404,300    487,665         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --     45,796     47,287     49,574         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                 9.814      7.192     13.154     12.500         --         --         --         --         --         --
   Value at End of
      Year                18.672      9.814      7.192     13.154         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,442    139,212    168,670    196,503         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --    130,231    150,074    191,904         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                 9.775      7.174     13.141     12.500         --         --         --         --         --         --
   Value at End of
      Year                18.486      9.775      7.174     13.141         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,055    230,865    265,582    325,024         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --      7.168     13.137     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --      9.762      7.168     13.137         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --    188,343    207,509    199,212         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --      7.150     13.124     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --      9.723      7.150     13.124         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --     57,222     76,119     83,786         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.432     10.688     22.026     19.587         --         --         --         --         --         --
   Value at End of
      Year                16.097     14.432     10.688     22.026         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            14,365     11,750     16,734     28,178         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --      1,069      1,137         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.398     10.669     21.997     19.568         --         --         --         --         --         --
   Value at End of
      Year                16.051     14.398     10.669     21.997         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,879     10,931     13,806     15,671         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         7,263      5,802      6,931      2,011         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.297     10.610     21.909     19.509         --         --         --         --         --         --
   Value at End of
      Year                15.915     14.297     10.610     21.909         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,817      5,053      1,106      3,857         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     19.489         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     21.880         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                14.164     10.533     21.793     19.431         --         --         --         --         --         --
   Value at End of
      Year                15.736     14.164     10.533     21.793         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,781      3,808      4,021        280         --         --         --         --         --         --
INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     27.071     28.151         --         --         --         --         --         --
   Value at End of
      Year                    --         --     12.485     27.071         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      4,214      2,330         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     26.111     27.162         --         --         --         --         --         --
   Value at End of
      Year                    --         --     12.036     26.111         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      8,047      8,153         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --      5,670      5,856         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --     25.891     26.960         --         --         --         --         --         --
   Value at End of
      Year                    --         --     11.917     25.891         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      1,991      2,674         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     26.893         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     25.818         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     30.826     32.142         --         --         --         --         --         --
   Value at End of
      Year                    --         --     14.160     30.826         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      2,333      1,592         --         --         --         --         --         --
INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.261     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.768     12.261         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,983      3,933         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.260     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.760     12.260         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            10,911     12,809         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         3,094      7,475         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.257     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.735     12.257         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             5,489      6,903         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.254     12.500         --         --         --         --         --         --         --         --
   Value at End of
      Year                14.702     12.254         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,526      4,161         --         --         --         --         --         --         --         --
INTERNATIONAL VALUE TRUST - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                19.501     14.622     25.995     25.794         --         --         --         --         --         --
   Value at End of
      Year                20.672     19.501     14.622     25.995         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           132,854    143,377    166,380    201,242         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        12,674     13,273     17,175     15,916         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                18.404     13.806     24.557     24.375         --         --         --         --         --         --
   Value at End of
      Year                19.499     18.404     13.806     24.557         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            32,666     44,501     54,253     73,275         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        55,594     57,900     63,714     68,665         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                18.194     13.669     24.350     24.194         --         --         --         --         --         --
   Value at End of
      Year                19.248     18.194     13.669     24.350         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           120,551    142,529    163,713    201,652         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                18.125     13.624     24.282     24.133         --         --         --         --         --         --
   Value at End of
      Year                19.165     18.125     13.624     24.282         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,826     10,468     15,748     16,669         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                22.427     16.883     30.136     29.982         --         --         --         --         --         --
   Value at End of
      Year                23.679     22.427     16.883     30.136         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            18,275     19,317     21,267     20,972         --         --         --         --         --         --
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.496     14.947     15.478     15.065         --         --         --         --         --         --
   Value at End of
      Year                17.410     16.496     14.947     15.478         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           288,994    322,681      6,980         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        18,144     22,056         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.338     14.811     15.345     14.941         --         --         --         --         --         --
   Value at End of
      Year                17.235     16.338     14.811     15.345         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           135,013    145,972        878         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        77,697     84,622      1,297         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                16.152     14.665     12.216     14.830         --         --         --         --         --         --
   Value at End of
      Year                17.013     16.152     14.665     12.216         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           179,179    209,247      6,015         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                16.091     12.500         --     14.793         --         --         --         --         --         --
   Value at End of
      Year                16.940     16.091         --     15.173         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           114,412    117,279         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                14.479     13.172     13.695     13.365         --         --         --         --         --         --
   Value at End of
      Year                15.220     14.479     13.172     13.695         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            42,739     48,423      2,148         --         --         --         --         --         --         --
LIFESTYLE AGGRESSIVE TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
   Value at Start of
      Year                10.530      7.902     13.889     13.026     12.500         --         --         --         --         --
   Value at End of
      Year                12.028     10.530      7.902     13.889     13.026         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            16,186     24,720     29,389    100,629     37,203         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         8,274         --         --     34,877         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                10.510      7.892     13.877     13.021     12.500         --         --         --         --         --
   Value at End of
      Year                12.000     10.510      7.892     13.877     13.021         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            72,167     77,471     78,231     76,731     57,120         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           356        358        361        363        353         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                10.452      7.860     13.842     13.008     12.500         --         --         --         --         --
   Value at End of
      Year                11.916     10.452      7.860     13.842     13.008         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,900      9,988      4,955     15,733     24,207         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     13.004     12.500         --         --         --         --         --
   Value at End of
      Year                    --         --         --     13.831     13.004         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                10.376      7.818     13.796     12.988     12.500         --         --         --         --         --
   Value at End of
      Year                11.805     10.376      7.818     13.796     12.991         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,193      1,200         --      3,744         --         --         --         --         --         --
LIFESTYLE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.970      9.327     13.833     13.235     12.500         --         --         --         --         --
   Value at End of
      Year                13.127     11.970      9.327     13.833     13.235         --         --         --         --         --
   Wealthmark ML3 No.
      of Units         2,337,143  2,559,545  2,634,083  3,051,785    330,073         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        94,991    127,814    225,032    331,179        617         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.949      9.314     13.821     13.231     12.500         --         --         --         --         --
   Value at End of
      Year                13.097     11.949      9.314     13.821     13.231         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            44,033     45,082     40,563     65,597     43,158         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       216,679    266,374    272,690    373,071      5,984         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                11.883      9.277     13.787     13.217     12.500         --         --         --         --         --
   Value at End of
      Year                13.005     11.883      9.277     13.787     13.217         --         --         --         --         --
   Wealthmark ML3 No.
      of Units         1,494,784  1,710,039  1,798,697  2,056,402     53,484         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                11.861      9.265     13.775     13.210     12.500         --         --         --         --         --
   Value at End of
      Year                12.975     11.861      9.265     13.775     13.213         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            38,124     36,035     37,708     26,234         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                11.796      9.228     13.741     13.200     12.500         --         --         --         --         --
   Value at End of
      Year                12.884     11.796      9.228     13.741     13.200         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           100,492    152,663    186,330    138,983      1,626         --         --         --         --         --
LIFESTYLE CONSERVATIVE TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.469     11.275     13.594     13.142     12.500         --         --         --         --         --
   Value at End of
      Year                14.423     13.469     11.275     13.594     13.142         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           221,953    158,523    143,599     45,378        717         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        20,012      3,843      2,840         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.444     11.260     13.583     13.137     12.500         --         --         --         --         --
   Value at End of
      Year                14.389     13.444     11.260     13.583     13.137         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            70,864     37,324     16,854         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        17,981     19,004     11,952     34,593     16,590         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.370     11.215     13.549     13.124     12.500         --         --         --         --         --
   Value at End of
      Year                14.289     13.370     11.215     13.549     13.124         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           180,327    122,736     94,047     16,929        787         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     11.200     13.537     13.156     12.500         --         --         --         --         --
   Value at End of
      Year                    --     13.345     11.200     13.537     13.120         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --        326        328     19,063         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                13.272     11.155     13.504     13.107     12.500         --         --         --         --         --
   Value at End of
      Year                14.156     13.272     11.155     13.504     13.107         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            28,678     10,027      4,559         --         --         --         --         --         --         --
LIFESTYLE GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.261      8.611     13.824     13.104     12.500         --         --         --         --         --
   Value at End of
      Year                12.498     11.261      8.611     13.824     13.104         --         --         --         --         --
   Wealthmark ML3 No.
      of Units         2,096,769  2,377,599  2,599,796  3,467,844    635,590         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       138,326    235,639    261,656    353,962     44,649         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                11.240      8.600     13.812     13.100     12.500         --         --         --         --         --
   Value at End of
      Year                12.469     11.240      8.600     13.812     13.100         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            35,360     51,756     53,086     71,415     68,295         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       304,739    351,404    403,402    485,834     21,847         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                11.178      8.565     13.778     13.087     12.500         --         --         --         --         --
   Value at End of
      Year                12.382     11.178      8.565     13.778     13.087         --         --         --         --         --
   Wealthmark ML3 No.
      of Units         2,260,316  2,366,101  2,615,368  3,311,998    873,420         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                11.158      8.554     13.766     13.082     12.500         --         --         --         --         --
   Value at End of
      Year                12.353     11.158      8.554     13.766     13.082         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            20,820      5,932      8,996     11,981      6,039         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                11.097      8.519     13.732     13.069     12.500         --         --         --         --         --
   Value at End of
      Year                12.267     11.097      8.519     13.732     13.069         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           144,337    121,807     88,605    198,336     21,982         --         --         --         --         --
LIFESTYLE MODERATE TRUST - SERIES II SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.640     10.129     13.614     13.172     12.500         --         --         --         --         --
   Value at End of
      Year                13.725     12.640     10.129     13.614     13.172         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           593,135    667,293    818,406    734,151    109,691         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        49,357     41,788     61,405     63,564         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.617     10.116     13.603     13.168     12.500         --         --         --         --         --
   Value at End of
      Year                13.693     12.617     10.116     13.603     13.168         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            15,169     57,466     83,909     86,972    261,910         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        64,259     64,201     76,805    130,546         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.547     10.075     13.569     13.155     12.500         --         --         --         --         --
   Value at End of
      Year                13.597     12.547     10.075     13.569     13.155         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           366,636    397,709    422,433    528,290     28,255         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                12.524     10.062     13.558     13.150     12.500         --         --         --         --         --
   Value at End of
      Year                13.566     12.524     10.062     13.558     13.150         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            39,442     41,114     24,495     17,967         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.455     10.021     13.524     13.137     12.500         --         --         --         --         --
   Value at End of
      Year                13.471     12.455     10.021     13.524     13.137         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            36,890     31,023     21,347     41,019         --         --         --         --         --         --
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.435     12.251     19.623     20.458         --         --         --         --         --         --
   Value at End of
      Year                20.338     16.435     12.251     19.623         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           200,304    240,642    278,746    227,222         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        21,404     25,932     30,084     18,237         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.667     11.684     18.724     19.528         --         --         --         --         --         --
   Value at End of
      Year                19.378     15.667     11.684     18.724         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            91,725    103,085    115,760    109,854         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        81,646     90,851    101,061     71,331         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                15.488     11.569     18.567     19.383         --         --         --         --         --         --
   Value at End of
      Year                19.128     15.488     11.569     18.567         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           177,251    185,259    195,834    155,929         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                15.429     11.530     18.514     19.335         --         --         --         --         --         --
   Value at End of
      Year                19.046     15.429     11.530     18.514         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            21,993     22,945     24,791     14,925         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                18.470     13.824     22.230     23.238         --         --         --         --         --         --
   Value at End of
      Year                22.766     18.470     13.824     22.230         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            23,383     27,730     28,417     20,503         --         --         --         --         --         --
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-09) - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --     11.419         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     11.492         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     11.489     11.416         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.531     11.489         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      9,448         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --        324         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --     11.477     11.407         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.515     11.477         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      9,048         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     11.404         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     11.473         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     11.462     11.394         --         --         --         --         --         --
   Value at End of
      Year                    --         --      6.493     11.462         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      8,940         --         --         --         --         --         --         --
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.952     13.151     23.821     21.436         --         --         --         --         --         --
   Value at End of
      Year                20.478     16.952     13.151     23.821         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,805      4,756      7,331      4,222         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --      3,778         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.782     13.802     25.013     22.516         --         --         --         --         --         --
   Value at End of
      Year                21.470     17.782     13.802     25.013         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,303     11,300     11,126     12,799         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        13,697     15,395     17,284     14,178         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                17.580     13.665     24.802     22.349         --         --         --         --         --         --
   Value at End of
      Year                21.193     17.580     13.665     24.802         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,556     10,059     21,040      5,281         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     24.733     22.293         --         --         --         --         --         --
   Value at End of
      Year                21.102         --     13.620     24.733         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,057         --        205        207         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     24.732         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     27.411         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.653     12.803     12.747     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.452     12.653     12.803     12.747         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           192,232    289,226    459,783    988,109         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        20,715     24,523     80,301     41,229         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.636     12.792     12.742     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.429     12.636     12.792     12.742         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           127,478    153,105    233,498    225,079         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       105,242    126,277    187,569    141,219         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.586     12.760     12.730     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.361     12.586     12.760     12.730         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           224,894    226,742    335,366    289,149         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                12.569     12.749     12.725     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.338     12.569     12.749     12.725         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            22,229     41,157     57,663     41,192         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.519     12.718     12.713     12.500         --         --         --         --         --         --
   Value at End of
      Year                12.271     12.519     12.718     12.713         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            33,984     40,177     56,298     38,834         --         --         --         --         --         --
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                38.470     24.614     51.827     43.049         --         --         --         --         --         --
   Value at End of
      Year                43.469     38.470     24.614     51.827         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,920      6,203      4,486      1,606         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           872        921      1,215        255         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                38.342     24.544     51.707     42.963         --         --         --         --         --         --
   Value at End of
      Year                43.303     38.342     24.544     51.707         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,591      7,528      5,508      4,685         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           709        198        330      1,527         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                37.961     24.336     51.347     42.706         --         --         --         --         --         --
   Value at End of
      Year                42.808     37.961     24.336     51.347         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            11,413     10,148      2,699        654         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                24.268         --     51.227     42.621         --         --         --         --         --         --
   Value at End of
      Year                42.644         --     24.268     51.227         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               198         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                37.458     24.062     50.871     42.366         --         --         --         --         --         --
   Value at End of
      Year                42.157     37.458     24.062     50.871         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               871        965        258        154         --         --         --         --         --         --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.815     11.765     21.292     22.188         --         --         --         --         --         --
   Value at End of
      Year                17.374     14.815     11.765     21.292         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           564,421    646,587    736,169    916,109         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        66,829     84,335     86,588     95,670         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.918     11.853     21.242     22.144         --         --         --         --         --         --
   Value at End of
      Year                17.486     14.918     11.853     21.242         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           189,971    224,691    277,893    359,969         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       160,805    175,683    192,730    221,540         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.770     11.752     21.094     22.011         --         --         --         --         --         --
   Value at End of
      Year                17.286     14.770     11.752     21.094         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           337,025    396,564    464,314    590,456         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                14.721     11.719     21.045     21.967         --         --         --         --         --         --
   Value at End of
      Year                17.220     14.721     11.719     21.045         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           203,722    214,355    217,733    228,087         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                14.574     11.620     20.899     21.836         --         --         --         --         --         --
   Value at End of
      Year                17.023     14.574     11.620     20.899         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            85,008     93,613    112,720    112,112         --         --         --         --         --         --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.147      9.919     17.198     19.281         --         --         --         --         --         --
   Value at End of
      Year                13.514     12.147      9.919     17.198         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           189,359    217,962    244,934    288,877         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        12,424     13,292     19,313     15,250         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.113      9.895     17.166     19.252         --         --         --         --         --         --
   Value at End of
      Year                13.469     12.113      9.895     17.166         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            34,848     44,915     46,562     65,492         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        43,935     49,890     52,454     73,100         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.010      9.826     17.072     19.166         --         --         --         --         --         --
   Value at End of
      Year                13.335     12.010      9.826     17.072         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            85,124     99,307    112,618    143,974         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                11.976      9.804     17.041     19.137         --         --         --         --         --         --
   Value at End of
      Year                13.291     11.976      9.804     17.041         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            10,102     10,665     10,913     13,471         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                11.875      9.735     16.947     19.051         --         --         --         --         --         --
   Value at End of
      Year                13.159     11.875      9.735     16.947         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,969      9,400     10,734     10,515         --         --         --         --         --         --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) (MERGED INTO INTERNATIONAL EQUITY INDEX TRUST A EFF 5-03-10)
   SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     14.412     24.456     23.728         --         --         --         --         --         --
   Value at End of
      Year                    --     18.705     14.412     24.456         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      3,088        743         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     13.323     22.619     21.954         --         --         --         --         --         --
   Value at End of
      Year                    --     17.282     13.323     22.619         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      5,236      5,435      2,987         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --        304         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --     13.191     22.429     21.790         --         --         --         --         --         --
   Value at End of
      Year                    --     17.085     13.191     22.429         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      2,389      1,983         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     21.736         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     22.366         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     12.500         --     28.931         --         --         --         --         --         --
   Value at End of
      Year                    --     22.564         --     29.739         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --        410         --         --         --         --         --         --         --         --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     16.766     18.514         --         --         --         --         --         --
   Value at End of
      Year                    --         --     14.733     16.766         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --    166,404         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --     13,835         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     17.002     18.781         --         --         --         --         --         --
   Value at End of
      Year                    --         --     14.687     17.002         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --     62,324         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --     78,300         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --     16.859     18.641         --         --         --         --         --         --
   Value at End of
      Year                    --         --     14.550     16.859         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --     98,659         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     16.812     18.595         --         --         --         --         --         --
   Value at End of
      Year                    --         --     14.505     16.812         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --     13,470         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     19.608     21.710         --         --         --         --         --         --
   Value at End of
      Year                    --         --     11.303     19.608         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --     17,772         --         --         --         --         --         --
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                18.224     14.248     27.756     34.479         --         --         --         --         --         --
   Value at End of
      Year                23.102     18.224     14.248     27.756         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            48,958     59,005     71,011     88,076         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        11,776     13,721     15,778     16,321         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                19.566     14.207     25.766     32.017         --         --         --         --         --         --
   Value at End of
      Year                24.790     19.566     14.207     25.766         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            16,872     17,162     26,413     25,420         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        28,736     32,068     37,192     53,935         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                19.343     15.153     25.549     31.780         --         --         --         --         --         --
   Value at End of
      Year                24.471     19.343     15.153     25.549         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            36,063     47,924     58,592     67,607         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                19.269     15.102     25.477     31.701         --         --         --         --         --         --
   Value at End of
      Year                24.366     19.269     15.102     25.477         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               912        857        868        868         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                18.606     14.605     24.675     30.733         --         --         --         --         --         --
   Value at End of
      Year                23.492     18.606     14.605     24.675         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,091      7,516     10,741     10,524         --         --         --         --         --         --
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                11.598      7.184     13.168     11.813         --         --         --         --         --         --
   Value at End of
      Year                14.190     11.598      7.184     13.168         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,939      5,698      9,177      5,699         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.574      9.031     16.564     14.864         --         --         --         --         --         --
   Value at End of
      Year                17.823     14.574      9.031     16.564         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,290      6,558      2,526      3,587         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           830        154        989      1,728         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.408      8.942     16.425     14.753         --         --         --         --         --         --
   Value at End of
      Year                17.593     14.408      8.942     16.425         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,150     10,497        173      3,036         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     14.717         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     16.378         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --     17.282         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     19.214         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-01-05) (NOW DWS SMALL CAP GROWTH VIP)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     17.519     13.660     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     19.057     17.519     13.660         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     52,390     44,591      1,978         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     13,878      7,709         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     17.509     13.658     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     19.036     17.509     13.658         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     35,126     39,875        989         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     16,075     12,038         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     17.476     13.653     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     18.972     17.476     13.653         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     43,020     16,675         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     17.465     13.652     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     18.951     17.465     13.652         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     18,292     18,151         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     14.926     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     16.171     14.926         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     16,891      6,360         --         --
SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-05) (NOW DWS CAPITAL GROWTH VIP)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     16.697     13.668     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     17.207     16.697     13.668         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    156,378     65,710        929         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     17,388      6,778         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     16.687     13.666     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     17.188     16.687     13.666         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     51,876     48,141      5,290         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     28,823     10,729         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     16.656     13.661     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     17.130     16.656     13.661         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    127,798     37,314        103         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     16.646     13.660     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     17.111     16.646     13.660         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --      9,105      8,947      2,626         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     14.286     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     14.664     14.286         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     23,265     13,377         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SHORT TERM GOVERNMENT INCOME TRUST - SERIES II SHARES (units first credited 5-03-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.577         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            63,082         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.572         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            10,930         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         9,089         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.560         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            11,570         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.543         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,986         --         --         --         --         --         --         --         --         --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                15.417     11.660     19.691     18.745         --         --         --         --         --         --
   Value at End of
      Year                18.457     15.417     11.660     19.691         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,254      6,788      4,109      1,641         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                15.381     11.638     19.665     18.726         --         --         --         --         --         --
   Value at End of
      Year                18.405     15.381     11.638     19.665         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,574     10,375     11,828      8,215         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           134        317        525         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                15.274     11.574     19.586     18.670         --         --         --         --         --         --
   Value at End of
      Year                18.249     15.274     11.574     19.586         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            12,469     13,143     19,845      9,423         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     19.560     18.651         --         --         --         --         --         --
   Value at End of
      Year                    --         --     11.553     19.560         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --        254        256         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.132     11.490     19.482     18.595         --         --         --         --         --         --
   Value at End of
      Year                18.043     15.132     11.490     19.482         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,872      1,929      3,592        306         --         --         --         --         --         --
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.780     11.893     18.274     19.940         --         --         --         --         --         --
   Value at End of
      Year                18.332     14.780     11.893     18.274         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           321,819    395,119    440,994    557,734         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        37,695     48,493     53,045     56,958         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.242     11.466     17.628     19.241         --         --         --         --         --         --
   Value at End of
      Year                17.657     14.242     11.466     17.628         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           145,217    178,361    200,901    279,364         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        95,129    108,271    119,896    149,911         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.080     11.352     17.479     19.098         --         --         --         --         --         --
   Value at End of
      Year                17.429     14.080     11.352     17.479         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           227,119    271,055    295,439    416,911         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                14.026     11.315     17.430     19.050         --         --         --         --         --         --
   Value at End of
      Year                17.354     14.026     11.315     17.430         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           103,253    110,051    117,655    130,319         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                17.186     13.885     21.421     23.436         --         --         --         --         --         --
   Value at End of
      Year                21.232     17.186     13.885     21.421         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            41,562     50,289     62,187     83,491         --         --         --         --         --         --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.573     12.612     22.205     25.531         --         --         --         --         --         --
   Value at End of
      Year                21.086     16.573     12.612     22.205         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               428        438         87         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.518     12.576     22.153     25.480         --         --         --         --         --         --
   Value at End of
      Year                21.005     16.518     12.576     22.153         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,553      6,014      3,798      3,816         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         4,202         --         --      6,835         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                16.354     12.500         --     25.328         --         --         --         --         --         --
   Value at End of
      Year                20.765     16.354         --     21.999         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,176      2,042         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     25.278         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     21.948         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                16.137     12.329     21.795     25.127         --         --         --         --         --         --
   Value at End of
      Year                20.449     16.137     12.329     21.795         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,234      1,793      3,122      2,474         --         --         --         --         --         --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 11-09-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                14.543     11.516     15.878     16.225         --         --         --         --         --         --
   Value at End of
      Year                18.014     14.543     11.516     15.878         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            11,279      7,774      8,134      4,929         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --         --        364         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                14.509     11.495     15.857     16.205         --         --         --         --         --         --
   Value at End of
      Year                17.963     14.509     11.495     15.857         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,110     10,841     13,599     10,696         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           765        861      2,255        243         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                14.408     11.431     15.794     16.143         --         --         --         --         --         --
   Value at End of
      Year                17.811     14.408     11.431     15.794         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,118      2,754      4,901      4,423         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --     11.411     15.773     16.123         --         --         --         --         --         --
   Value at End of
      Year                    --     14.374     11.411     15.773         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --        216        217        219         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                14.274     11.348     15.710     16.062         --         --         --         --         --         --
   Value at End of
      Year                17.610     14.274     11.348     15.710         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,384      6,155      3,919         --         --         --         --         --         --         --
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                19.248     15.350     21.443     23.647         --         --         --         --         --         --
   Value at End of
      Year                22.938     19.248     15.350     21.443         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,558      6,434      7,603        690         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --        265        269         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.022     13.582     18.982     20.941         --         --         --         --         --         --
   Value at End of
      Year                20.275     17.022     13.582     18.982         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             4,664      7,102      5,034        775         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,349         --         --         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                16.828     13.447     18.822     20.785         --         --         --         --         --         --
   Value at End of
      Year                20.014     16.828     13.447     18.822         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,057      3,456      2,610      2,268         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     20.733         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     18.769         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                18.983     15.200     21.319     23.573         --         --         --         --         --         --
   Value at End of
      Year                22.533     18.983     15.200     21.319         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               775        825      1,585      1,580         --         --         --         --         --         --
STRATEGIC BOND TRUST (MERGED INTO STRATEGIC INCOME OPPORTUNITIES TRUST EFF 11-08-10) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     13.145     15.965     16.445         --         --         --         --         --         --
   Value at End of
      Year                    --     15.920     13.145     15.965         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      9,487        822      1,002         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --      1,629      1,529      2,268         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     12.914     15.693     16.170         --         --         --         --         --         --
   Value at End of
      Year                    --     15.632     12.914     15.693         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      2,251        631         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --      2,048      2,057      2,656         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --     12.786     15.561     16.049         --         --         --         --         --         --
   Value at End of
      Year                    --     15.454     12.786     15.561         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      4,271      1,358      1,002         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     16.010         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     15.517         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     12.500         --     14.304         --         --         --         --         --         --
   Value at End of
      Year                    --     13.700         --     13.850         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --        548         --         --         --         --         --         --         --         --
STRATEGIC INCOME OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 11-08-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                18.164         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             7,561         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                18.104         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,335         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         9,776         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                17.924         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            15,321         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                17.686         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               901         --         --         --         --         --         --         --         --         --
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-05) (NOW DWS CAPITAL GROWTH
   VIP) CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     16.970     13.677     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     16.944     16.970     13.677         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    383,345    135,219      5,712         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     31,359     17,251         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --     16.925     16.960     13.676     12.500         --
   Value at End of
      Year                    --         --         --         --         --     17.041     16.925     16.960     13.676         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --        132    106,477    132,995      4,673         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     85,466     42,354         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     16.928     13.671     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     16.869     16.928     13.671         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    196,009     54,565        103         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     16.918     13.669     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     16.850     16.918     13.669         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     24,943     23,403        647         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     14.473     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     14.393     14.473         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     20,111      3,483         --         --
SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-05) (NOW DWS GROWTH & INCOME VIP)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     18.400     14.141     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     20.073     18.400     14.141         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     75,044     51,572        428         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --      3,208      1,006         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     18.389     14.139     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     20.051     18.389     14.139         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     77,906     63,920     16,571         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     16,858      9,475         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     18.355     14.134     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     19.984     18.355     14.134         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     37,292     24,018         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     18.343     14.133     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     19.961     18.343     14.133         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     45,933     49,080         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     15.191     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     16.506     15.191         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --      6,680      3,121         --         --
SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP)
   CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --         --         --         --         --     17.572     14.003     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     19.010     17.572     14.003         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    546,690    301,217     10,847         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --     59,762     13,146         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --         --         --         --         --     17.562     14.002     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     18.988     17.562     14.002         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    394,375    357,393     19,678         --
   NYWealthmark ML3
      No. of Units            --         --         --         --         --         --    232,529     84,961         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --         --         --         --         --     17.529     13.997     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     18.925     17.529     13.997         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    490,425    223,188         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     17.518     13.995     12.500         --
   Value at End of
      Year                    --         --         --         --         --         --     18.904     17.518     13.995         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --    103,968     76,886     18,383         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --         --         --         --         --     14.893     12.500         --         --
   Value at End of
      Year                    --         --         --         --         --         --     16.046     14.893         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --     72,308     55,554         --         --
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.773     13.436     12.946     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.306     13.773     13.436     12.946         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,206      9,517      7,155     13,054         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           810        816        821        827         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.755     13.425     12.942     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.280     13.755     13.425     12.942         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,881      4,998      6,079         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        12,305     17,053     18,201         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.700     13.392     12.929     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.202     13.700     13.392     12.929         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            12,961     18,746     19,278      6,491         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     12.500         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     12.924         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                13.627     13.347     12.912     12.500         --         --         --         --         --         --
   Value at End of
      Year                14.098     13.627     13.347     12.912         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               408        403        190        191         --         --         --         --         --         --
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                17.390     15.596     15.454     14.618         --         --         --         --         --         --
   Value at End of
      Year                18.372     17.390     15.596     15.454         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           111,080     65,841     39,093     14,550         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           119         --      1,821         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                17.288     15.512     15.378     14.552         --         --         --         --         --         --
   Value at End of
      Year                18.255     17.288     15.512     15.378         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            52,422     29,286     11,734      1,003         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        28,157     43,163     43,111     29,185         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                17.091     15.358     15.249     14.444         --         --         --         --         --         --
   Value at End of
      Year                18.020     17.091     15.358     15.249         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            79,307     46,476     19,173     11,231         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                17.026     15.307     15.206     14.408         --         --         --         --         --         --
   Value at End of
      Year                17.943     17.026     15.307     15.206         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             8,669      9,393      2,131         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.434     13.897     13.826     13.113         --         --         --         --         --         --
   Value at End of
      Year                16.240     15.434     13.897     13.826         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            26,729     11,788      5,978      7,562         --         --         --         --         --         --
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                13.040     10.315     16.723     17.172         --         --         --         --         --         --
   Value at End of
      Year                14.993     13.040     10.315     16.723         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           232,918    272,378    309,929    431,945         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units        44,908     61,954     74,214     72,106         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                13.528     10.706     17.366     17.838         --         --         --         --         --         --
   Value at End of
      Year                15.546     13.528     10.706     17.366         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            70,756     82,347     92,593    110,275         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units       132,546    160,680    173,278    207,939         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                13.374     10.600     17.219     17.705         --         --         --         --         --         --
   Value at End of
      Year                15.346     13.374     10.600     17.219         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units           204,030    224,529    220,445    298,531         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                13.323     10.565     17.171     17.661         --         --         --         --         --         --
   Value at End of
      Year                15.280     13.323     10.565     17.171         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            41,938     45,015     51,328     63,201         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                15.372     12.208     19.872     20.459         --         --         --         --         --         --
   Value at End of
      Year                17.604     15.372     12.208     19.872         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units            35,936     38,806     43,691     50,265         --         --         --         --         --         --
U.S. GOVERNMENT SECURITIES TRUST (MERGED INTO SHORT TERM GOVERNMENT INCOME TRUST EFF 5-03-10) - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --     13.376     13.826     13.783         --         --         --         --         --         --
   Value at End of
      Year                    --     14.239     13.376     13.826         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --     66,547     59,960      4,306         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --     13.210     13.661     13.623         --         --         --         --         --         --
   Value at End of
      Year                    --     14.055     13.210     13.661         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      9,674      2,365         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --     17,504      7,351      1,781         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --     13.079     13.546     13.522         --         --         --         --         --         --
   Value at End of
      Year                    --     13.895     13.079     13.546         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --     17,655     33,375      7,042         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     13.508     13.488         --         --         --         --         --         --
   Value at End of
      Year                    --         --     13.036     13.508         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --     12.285     12.749     12.743         --         --         --         --         --         --
   Value at End of
      Year                    --     13.025     12.285     12.749         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --      8,315      4,974         --         --         --         --         --         --         --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-01-09) - SERIES II
   SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                    --         --     15.014     16.138         --         --         --         --         --         --
   Value at End of
      Year                    --         --      9.008     15.014         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --        142         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                    --         --     15.745     16.929         --         --         --         --         --         --
   Value at End of
      Year                    --         --      9.442     15.745         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units            --         --      5,705      3,464         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                    --         --     15.612     16.803         --         --         --         --         --         --
   Value at End of
      Year                    --         --      9.348     15.612         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --      6,813      1,169         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --         --     16.762         --         --         --         --         --         --
   Value at End of
      Year                    --         --         --     15.568         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                    --         --     17.867     19.256         --         --         --         --         --         --
   Value at End of
      Year                    --         --     10.677     17.867         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --        640         --         --         --         --         --         --         --

Wealthmark ML3


                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/10   12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01
                      ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.405         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             9,932         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.402         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             2,005         --         --         --         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,474         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                12.500         --         --         --         --         --         --         --         --         --
   Value at End of
      Year                12.395         --         --         --         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             6,167         --         --         --         --         --         --         --         --         --
VALUE TRUST - SERIES II SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
   Value at Start of
      Year                16.647     12.021     20.700     21.184         --         --         --         --         --         --
   Value at End of
      Year                19.971     16.647     12.021     20.700         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,109      1,140      2,512      1,829         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units           126         --         --         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of
      Year                16.379     11.833     20.386     20.870         --         --         --         --         --         --
   Value at End of
      Year                19.639     16.379     11.833     20.386         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units               293      2,663      1,603      2,761         --         --         --         --         --         --
   NYWealthmark ML3
      No. of Units         1,221         --        372         --         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of
      Year                16.192     11.715     20.214     20.714         --         --         --         --         --         --
   Value at End of
      Year                19.386     16.192     11.715     20.214         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             3,833      3,645     14,951      2,144         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of
      Year                    --         --     20.158     20.663         --         --         --         --         --         --
   Value at End of
      Year                    --         --     11.676     20.158         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units                --         --        638        631         --         --         --         --         --         --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of
      Year                20.253     14.683     25.386     26.048         --         --         --         --         --         --
   Value at End of
      Year                24.199     20.253     14.683     25.386         --         --         --         --         --         --
   Wealthmark ML3 No.
      of Units             1,364      1,329         --        202         --         --         --         --         --         --

[JOHN HANCOCK LOGO]

the future is yours(R)



                   To obtain a Wealthmark ML3 Variable Annuity


               Account Statement of Additional Information ("SAI")



                              Send this request to:



 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:


                               Wealthmark ML3 SAI


                      John Hancock Annuities Service Center


                              Post Office Box 9505


                            Portsmouth, NH 03802-9505



                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:


                              Wealthmark ML3 NY SAI


                      John Hancock Annuities Service Center


                              Post Office Box 9506


                            Portsmouth, NH 03802-9506



                                                           cut along dotted line
--------------------------------------------------------------------------------


Please send me a WEALTHMARK ML3 VARIABLE ANNUITY Statement of Additional Information dated
May 2, 2011, for



          [ ]     Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).



          [ ]     Contracts issued in the State of New York (Separate Account
          A).



Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.



Name  --------------------------------------------------------------------------



Address  -----------------------------------------------------------------------



City  ----------------------------------------- State ------- Zip --------------

                                    PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 2, 2011


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:


                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                            Venture Variable Annuity
                           Venture 4 Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com


JHUSA SEP ACCT H SAI 05/11

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................................     1
ACCUMULATION UNIT VALUE TABLES............................................     1
SERVICES..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES................     5
QUALIFIED PLAN TYPES......................................................     6
LEGAL AND REGULATORY MATTERS..............................................    10
APPENDIX A: AUDITED FINANCIAL STATEMENTS..................................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for Contract Owners; and

     -    annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter


John Hancock Distributors, LLC ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2010, 2009, and 2008 were $369,132,052, $421,625,749, and $597,650,909, respectively.

Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2010) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM

                                   DISTRIBUTOR


                            1st Global Capital Corp.
                        AIG - FSC Securities Corporation
                              AIG - SagePoint, Inc
                      American Porfolios Financial Services
                                AXA Advisors, LLC
                      Banc of America Investment Serv., Inc
                           Cadaret, Grant & Co., Inc.
                          Cambridge Investment Research
                            CCO Investment Servies Co.

                                   DISTRIBUTOR


                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                             Edward Jones Co., L.P.
                          Fifth Third Securities, Inc.
                             First Allied Securities
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                             ING Financial Partners
                                Investacorp, Inc.
                                Investors Capital
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                              James T Borello & Co
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investment Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                                   M & T Bank
                           M Holdings Securities, Inc.
                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                       NPH - Invest Financial Corporation
                    PAC - United Planners Financial Services
                            People's Securities, Inc.
                                ProEquities, Inc.
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Capital, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                        SunTrust Investment Services Inc.
                        The Huntington Investment Company

                                   DISTRIBUTOR


                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                       Wells Fargo Sec. Financial Network
                        Wells Fargo Securities LLC, (ISG)
                        Wells Fargo Securities LLC, (PCG)
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:


        STATE                  TYPE OF JURISDICTION                                   RELATED RULE
--------------------   -----------------------------------   --------------------------------------------------------------
     California               Domestic Partnership
      Colorado          Designated Beneficiary Agreements    May recognize spouses of civil unions from other jurisdictions
    Connecticut                 Same-Sex Marriage
District of Columbia          Domestic Partnership,
                                Same-Sex Marriage
       Hawaii          Reciprocal Beneficiary Relationship
      Illinois                     Civil Union
        Iowa                    Same-Sex Marriage
       Maine                  Domestic Partnerships
      Maryland                Domestic Partnership           Also recognizes spouses of same-sex marriages who were married in another jurisdiction
   Massachusetts                Same-Sex Marriage
       Nevada                 Domestic Partnership
   New Hampshire                Same-Sex Marriage
     New Jersey                   Civil Union,               Also recognizes spouses of civil unions who were married in
                              Domestic Partnership           another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island              Domestic Partnership           Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
      Vermont                   Same-Sex Marriage
     Washington               Domestic Partnership
     Wisconsin                Domestic Partnerships


The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities


Section 408 of the Internal Revenue Code ("Code") permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.



The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.


ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or


     -    a qualified first-time homebuyer distribution within the meaning of section 72(t) (2) (F) of the Code.



In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you ask us to withhold any amount to pay the tax on the conversion or rollover, we will treat the withholding as a contract withdrawal. The amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.


SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Plan Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.


We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan into a previously issued Contract used in a
Section 403(b) Qualified Plan. Provided that we receive the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.


These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). The exception for hardship distributions applies to actual elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.



Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age
59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.



If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R.-10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as "H.R.-10" or "Keogh" plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.


A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).



When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
John Hancock Life Insurance Company (U.S.A.)
For the Years Ended December 31, 2010, 2009, and 2008

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................   F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
      As of December 31, 2010 and 2009...................................   F-2
   Consolidated Statements of Operations-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-4
   Consolidated Statements of Changes in Shareholder's
      Equity and Comprehensive Income (Loss)-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-5
   Consolidated Statements of Cash Flows-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-8
   Notes to Consolidated Financial Statements............................   F-10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder's equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.


                                              /s/ Ernst & Young, LLP

Boston, Massachusetts
March 30, 2011

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31,
                                                                  -------------------
                                                                    2010       2009
                                                                  --------   --------
                                                                     (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost:
         2010--$60,956; 2009--$55,386) ........................   $ 62,402   $ 55,581
      Held-for-trading--at fair value (cost: 2010--$1,616;
         2009--$1,231) (includes variable interest entity
         assets, at fair value, of $401 and $0 at December 31,
         2010 and 2009, respectively) .........................      1,627      1,208
   Equity securities:
      Available-for-sale--at fair value (cost: 2010--$486;
         2009--$489) ..........................................        588        558
   Mortgage loans on real estate ..............................     13,343     12,623
   Investment real estate, agriculture, and timber ............      3,610      3,084
   Policy loans ...............................................      5,050      4,949
   Short-term investments .....................................      1,472      3,973
   Other invested assets ......................................      3,883      3,417
                                                                  --------   --------
         Total Investments ....................................     91,975     85,393
   Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      2,772      4,915
   Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................        974        896
   Goodwill ...................................................      1,453      3,053
   Value of business acquired .................................      1,959      2,171
   Deferred policy acquisition costs and deferred sales
      inducements .............................................     10,006      9,565
   Amounts due from and held for affiliates ...................      3,673      3,828
   Intangible assets ..........................................      1,285      1,294
   Reinsurance recoverable ....................................     10,910     10,171
   Derivative asset ...........................................      2,975      2,142
   Other assets ...............................................      2,044      2,035
   Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009,
      respectively) ...........................................    136,002    122,466
                                                                  --------   --------
         TOTAL ASSETS .........................................   $266,028   $247,929
                                                                  ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                      DECEMBER 31,
                                                                  -------------------
                                                                    2010       2009
                                                                  --------   --------
                                                                     (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits .....................................   $ 82,231   $ 78,478
   Policyholders' funds .......................................      8,308      9,125
   Unearned revenue ...........................................      2,600      2,615
   Unpaid claims and claim expense reserves ...................      1,292      1,303
   Policyholder dividends payable .............................        595        619
   Amounts due to affiliates ..................................      2,290      3,714
   Short-term debt ............................................          7          6
   Long-term debt (includes variable interest entity
     liabilities of $351 and $0 at December 31, 2010 and 2009,
     respectively) ............................................        838        484
   Consumer notes .............................................        966      1,205
   Current income tax payable .................................         21        232
   Deferred income tax liability ..............................      2,765      1,755
   Coinsurance funds withheld .................................      4,871      4,359
   Derivative liability (includes variable interest entity
      liabilities of $10 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      3,404      2,629
   Other liabilities (includes variable interest entity
      liabilities of $7 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      3,737      3,363
   Separate account liabilities (includes variable interest
      entity liabilities of $116 and $106 at December 31, 2010
      and 2009, respectively ..................................    136,002    122,466
                                                                  --------   --------
         Total Liabilities ....................................    249,927    232,353
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS
   (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares
      authorized; 100,000 shares issued and outstanding at
      December 31, 2010 and 2009) .............................         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized;
      4,728,939 and 4,728,938 shares issued and outstanding at
      December 31, 2010 and 2009, respectively) ...............          5          5
   Additional paid-in capital .................................     12,776     12,427
   Retained earnings ..........................................      1,907      2,822
   Accumulated other comprehensive income .....................      1,168        129
                                                                  --------   --------
      Total John Hancock Life Insurance Company (U.S.A.)
         Shareholder's Equity .................................     15,856     15,383
   Noncontrolling interests ...................................        245        193
                                                                  --------   --------
      Total Shareholder's Equity ..............................     16,101     15,576
                                                                  --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..............   $266,028   $247,929
                                                                  ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEARS ENDED DECEMBER 31,
                                                                     ---------------------------
                                                                       2010      2009      2008
                                                                     -------   -------   -------
                                                                            (IN MILLIONS)
REVENUES
   Premiums ......................................................   $ 3,922   $ 3,946   $    81
   Fee income ....................................................     3,759     3,561     3,427
   Net investment income .........................................     4,567     4,346     4,441
   Net realized investment and other gains (losses):
      Total other-than-temporary impairment losses ...............      (178)     (754)   (1,767)
      Portion of loss recognized in other comprehensive income ...        57        91        --
                                                                     -------   -------   -------
      Net impairment losses recognized in earnings ...............      (121)     (663)   (1,767)
      Other net realized investment and other gains (losses) .....       502    (1,174)    1,544
                                                                     -------   -------   -------
   Total net realized investment and other gains (losses) ........       381    (1,837)     (223)
   Other revenue .................................................        26        46        62
                                                                     -------   -------   -------
         Total revenues ..........................................    12,655    10,062     7,788
BENEFITS AND EXPENSES
   Benefits to policyholders .....................................     6,887     4,558     4,771
   Policyholder dividends ........................................       846       918       939
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ..........       752     1,211      (336)
   Goodwill impairment ...........................................     1,600        --        --
   Other operating costs and expenses ............................     3,225     3,071     3,064
                                                                     -------   -------   -------
         Total benefits and expenses .............................    13,310     9,758     8,438
                                                                     -------   -------   -------
(Loss) income before income taxes ................................      (655)      304      (650)
Income tax expense (benefit) .....................................       222        (7)     (339)
                                                                     -------   -------   -------
Net (loss) income ................................................      (877)      311      (311)
Less: net income (loss) attributable to noncontrolling
   interests .....................................................        36       (16)       16
                                                                     -------   -------   -------
Net (loss) income attributable to John Hancock Life Insurance
   Company (U.S.A.) ..............................................   $  (913)  $   327   $  (327)
                                                                     =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2008 ...................    $ 5      $11,926    $ 3,046     $ 1,083       $16,060           $143          $16,203        4,829
Comprehensive (loss)
   income:
   Net (loss) income ......                           (327)                     (327)            16             (311)
      Other comprehensive
         loss, net of tax:
      Net unrealized
        investment losses..                                     (2,534)       (2,534)                         (2,534)
      Foreign currency
         translation
         adjustment .......                                        (23)          (23)                            (23)
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                         (1)           (1)                             (1)
         Change in net
            actuarial
            loss ..........                                       (666)         (666)                           (666)
      Cash flow hedges ....                                      1,055         1,055                           1,055
                                                                             -------           ----          -------
Comprehensive (loss)
   income .................                                                   (2,496)            16           (2,480)
Adoption of ASC 825, fair
   value option for
   financial assets and
   financial liabilities ..                              7                         7                               7
Adoption of ASC 715,
   accounting for
   endorsement split-dollar
   life insurance
   arrangements ...........                             (1)                       (1)                             (1)
Share-based payments ......                   9                                    9                               9
Contributions from
   noncontrolling
   interests ..............                                                                      62               62
Distributions to
   noncontrolling interests                                                                     (38)             (38)
Capital contribution from
   Parent .................                 477                                  477                             477
Dividends paid to Parent ..                           (960)                     (960)                           (960)
                               ---      -------    -------     -------       -------           ----          -------        -----
BALANCE AT DECEMBER 31,
   2008 ......                 $ 5      $12,412    $ 1,765     $(1,086)      $13,096           $183          $13,279        4,829
                               ===      =======    =======     =======       =======           ====          =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2009 ...................     $5      $12,412    $1,765      $(1,086)       $13,096          $183          $13,279        4,829
Comprehensive income
   (loss):
   Net income (loss) ......                           327                         327           (16)             311
      Other comprehensive
         income, net of
          tax:
      Net unrealized
         investment gains .                                      2,916          2,916                          2,916
      Foreign currency
         translation
         adjustment .......                                          5              5                              5
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                         (2)            (2)                            (2)
         Change in net
            actuarial loss                                          60             60                             60
         Net unrealized
            gain on
            split-dollar
            life
            insurance
            benefit .......                                          2              2                              2
      Cash flow hedges ....                                     (1,005)        (1,005)                        (1,005)
                                                                              -------          ----          -------
Comprehensive income
   (loss) .................                                                     2,303           (16)           2,287
Adoption of ASC 320,
   recognition of
   other-than-temporary
   impairments ............                           730         (761)           (31)                           (31)
Share-based payments ......                   8                                     8                              8
Contributions from
   noncontrolling
   interests ..............                                                                      39               39
Distributions to
   noncontrolling
   interests ..............                                                                     (13)             (13)
Capital contribution from
   Parent .................                   7                                     7                              7
                                --      -------    ------      -------        -------          ----          -------        -----
BALANCE AT DECEMBER 31,
   2009 ...................     $5      $12,427    $2,822      $   129        $15,383          $193          $15,576        4,829
                                ==      =======    ======      =======        =======          ====          =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2010 ...........             $5      $12,427    $2,822       $  129        $15,383          $ 193         $15,576        4,829
Comprehensive (loss)
   income:
   Net (loss) income ......                          (913)                       (913)            36            (877)
      Other comprehensive
         income, net of
         tax:
      Net unrealized
         investment gains .                                         776           776                            776
      Foreign currency
         translation
         adjustment .......                                         (53)          (53)                          (53)
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                          (2)           (2)                           (2)
         Change in net
            actuarial loss                                            9             9                             9
         Net unrealized
            gain on
            split-dollar
            life insurance
            benefit .......                                           2             2                             2
      Cash flow hedges ....                                        (166)         (166)                         (166)
                                                                                -----                         -----
Comprehensive (loss)
   income .................                                                      (347)            36            (311)
Adoption of ASC 810,
   consolidation of
   variable interest
   entities ...............                            (2)                         (2)            45              43
Share-based payments ......                  12                                    12                             12
Contributions from
   noncontrolling
   interests ..............                                                                       23              23
Distributions to
   noncontrolling
   interests ..............                                                                      (52)            (52)
Transfer of certain pension
   and postretirement
   benefit plans to
   Parent .................                 (13)                   473            460                            460
Capital contribution from
   Parent .................                 350                                   350                            350
                                --      -------    ------       ------        -------          -----         -------        -----
BALANCE AT DECEMBER
   31, 2010 ...............     $5      $12,776    $1,907       $1,168        $15,856          $ 245         $16,101        4,829
                                ==      =======    ======       ======        =======          =====         =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                              YEARS ENDED DECEMBER 31
                                                                          ------------------------------
                                                                            2010       2009       2008
                                                                          --------   --------   --------
                                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income .....................................................   $   (877)  $    311   $   (311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated
      with investments, net ...........................................        174        153        168
   Net realized investment and other (gains) losses ...................       (381)     1,837        223
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ...............        752      1,211       (336)
   Capitalization of deferred policy acquisition costs and deferred
      sales inducements ...............................................     (1,240)    (1,642)    (2,009)
   Goodwill impairment ................................................      1,600         --         --
   Depreciation and amortization ......................................        132        134        129
   Net cash flows from trading securities .............................         73       (151)        46
   (Increase) decrease in accrued investment income ...................        (78)        17         12
   Decrease (increase) in other assets and other liabilities, net .....      1,224       (885)     2,030
   Increase (decrease) in policyholder liabilities and accruals, net ..      2,652       (143)     4,178
   Increase in deferred income taxes ..................................        447         29        114
                                                                          --------   --------   --------
Net cash provided by operating activities .............................      4,478        871      4,244
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ................................................     20,277     11,418     10,428
      Equity securities ...............................................      1,153      1,022        422
      Mortgage loans on real estate ...................................        961      1,782      1,771
      Investment real estate, agriculture, and timber .................         22          2          7
      Other invested assets ...........................................        377         71        884
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ................................................      2,149      2,101      2,318
      Mortgage loans on real estate ...................................        383        330        285
      Other invested assets ...........................................        233        234         --
   Purchases of:
      Fixed maturities ................................................    (27,481)   (14,722)   (12,491)
      Equity securities ...............................................     (1,118)      (733)      (288)
      Investment real estate, agriculture, and timber .................       (602)      (151)      (233)
      Other invested assets ...........................................     (1,031)      (578)    (1,056)
   Mortgage loans on real estate issued ...............................     (2,117)    (2,467)    (2,627)
   Issuance of notes receivable to affiliates .........................         --         --       (755)
   Net redemptions (purchases) of short-term investments ..............      2,501       (303)      (944)
   Other, net .........................................................       (783)       705        692
                                                                          --------   --------   --------
Net cash used in investing activities .................................     (5,076)    (1,289)    (1,587)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2010      2009      2008
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ................................   $   350   $     7   $   477
   Dividends paid to Parent ........................................        --        --      (500)
   (Decrease) increase in amounts due to affiliates ................    (1,254)    1,425      (964)
   Universal life and investment-type contract deposits ............     3,725     6,440     7,375
   Universal life and investment-type contract maturities and
      withdrawals ..................................................    (4,169)   (5,287)   (7,948)
   Net transfers from (to) separate accounts related to universal
      life and investment-type contracts ...........................         7    (1,486)   (1,918)
   Excess tax benefits related to share-based payments .............         5         8         2
   Repayments of consumer notes, net ...............................      (239)     (395)     (557)
   Issuance of short-term debt .....................................         2        --        --
   Repayments of short-term debt ...................................        (1)       --        --
   Issuance of long-term debt ......................................         2         1         2
   Repayments of long-term debt ....................................      (101)       --        (6)
   Unearned revenue on financial reinsurance .......................       112       (44)    1,592
   Net reinsurance recoverable .....................................       (23)     (186)     (125)
                                                                       -------   -------   -------
Net cash (used in) provided by financing activities ................    (1,584)      483    (2,570)
                                                                       -------   -------   -------
Net (decrease) increase in cash and cash equivalents ...............    (2,182)       65        87
Adoption of ASC 810, consolidation of variable interest entities ...        39        --        --
Cash and cash equivalents at beginning of year .....................     4,915     4,850     4,763
                                                                       -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ...........................   $ 2,772   $ 4,915   $ 4,850
                                                                       =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Transfer of certain pension and postretirement benefit plans
   to Parent .......................................................   $   (13)  $    --   $    --
Dividend of note receivable to Parent ..............................        --        --      (460)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA's audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. The Company uses derivative financial instruments ("derivatives") to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments ("host instruments"), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 -- Goodwill, Value of Business Acquired, and Other Intangible Assets.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company's traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company's traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

Components of policyholders' funds were as follows:

                                                               DECEMBER 31,
                                                             ---------------
                                                              2010     2009
                                                             ------   ------
                                                              (IN MILLIONS)
Participating pension contracts ..........................   $1,799   $1,976
Funding agreements .......................................    1,010    1,753
Guaranteed investment contracts ..........................      823      948
                                                             ------   ------
   Total liabilities for investment-type products ........    3,632    4,677
Individual and group annuities ...........................    2,225    2,124
Certain traditional life insurance policies and other ....    2,451    2,324
                                                             ------   ------
Total policyholders' funds ...............................   $8,308   $9,125
                                                             ======   ======

Funding agreements are purchased from the Company by special purpose entities ("SPEs"), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses," which amends FASB Accounting Standards Codification(TM) ("ASC") Topic 310, "Receivables." ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company's financing receivables, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, "Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives," which amends ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities," which amends ASC Topic 810, "Consolidation" ("ASC 810").

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also adopted ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company's Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, "Accounting for Transfers of Financial Assets," which amends ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation - Retirement Benefits" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and ASU No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

ASC Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events." This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments - Other" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts," which amends ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company's Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments," which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in available-for-sale fixed maturities and equity securities are summarized below:

                                                                                 DECEMBER 31, 2010
                                                          --------------------------------------------------------------
                                                                                                                OTHER-
                                                                                                                THAN-
                                                                         GROSS       GROSS                    TEMPORARY
                                                          AMORTIZED   UNREALIZED   UNREALIZED                IMPAIRMENTS
                                                            COST         GAINS       LOSSES     FAIR VALUE   IN AOCI (2)
                                                          ---------   ----------   ----------   ----------   -----------
                                                                                    (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ..........................    $39,259      $2,503       $  563       $41,199      $ (85)
   Commercial mortgage-backed securities ..............      4,211         156          120         4,247         --
   Residential mortgage-backed securities .............        684           2          226           460        (31)
   Collateralized debt obligations ....................        246          --          110           136         --
   Other asset-backed securities ......................        970          68            9         1,029         (1)
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ............      8,176          55          390         7,841         --
   Obligations of states and political subdivisions....      4,079          60          112         4,027         --
   Debt securities issued by foreign governments ......      1,399         139            7         1,531         --
                                                           -------      ------       ------       -------      -----
   Fixed maturities ...................................     59,024       2,983        1,537        60,470       (117)
   Other fixed maturities (1) .........................      1,932          --           --         1,932         --
                                                           -------      ------       ------       -------      -----
   Total fixed maturities available-for-sale ..........     60,956       2,983        1,537        62,402       (117)
   Equity securities available-for-sale ...............        486         107            5           588         --
                                                           -------      ------       ------       -------      -----
   Total fixed maturities and equity securities
      available-for-sale ..............................    $61,442      $3,090       $1,542       $62,990      $(117)
                                                           =======      ======       ======       =======      =====

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                 DECEMBER 31, 2009
                                                          --------------------------------------------------------------
                                                                                                                OTHER-
                                                                                                                THAN-
                                                                         GROSS       GROSS                    TEMPORARY
                                                          AMORTIZED   UNREALIZED   UNREALIZED                IMPAIRMENTS
                                                            COST         GAINS       LOSSES     FAIR VALUE   IN AOCI (2)
                                                          ---------   ----------   ----------   ----------   -----------
                                                                                    (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ..........................    $41,667      $1,803       $  965       $42,505       $ (98)
   Commercial mortgage-backed securities ..............      4,643          69          238         4,474          (1)
   Residential mortgage-backed securities .............        843           1          368           476          (8)
   Collateralized debt obligations ....................        291          --          156           135          (1)
   Other asset-backed securities ......................      1,238          41           37         1,242          --
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ............      1,945          40           17         1,968          --
   Obligations of states and political subdivisions....      1,533          11           53         1,491          --
   Debt securities issued by foreign governments ......      1,214          98           34         1,278          --
                                                           -------      ------       ------       -------       -----
   Fixed maturities ...................................     53,374       2,063        1,868        53,569        (108)
   Other fixed maturities (1) .........................      2,012          --           --         2,012          --
                                                           -------      ------       ------       -------       -----
   Total fixed maturities available-for-sale ..........     55,386       2,063        1,868        55,581        (108)
   Equity securities available-for-sale ...............        489          77            8           558          --
                                                           -------      ------       ------       -------       -----
   Total fixed maturities and equity securities
      available-for-sale ..............................    $55,875      $2,140       $1,876       $56,139       $(108)
                                                           =======      ======       ======       =======       =====

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

                                                    AMORTIZED    FAIR
                                                      COST       VALUE
                                                    ---------   -------
                                                      (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less .........................    $ 2,255    $ 2,280
Due after one year through five years ...........     10,788     11,237
Due after five years through ten years ..........     11,148     11,813
Due after ten years .............................     28,722     29,268
                                                     -------    -------
                                                      52,913     54,598
Asset-backed and mortgage-backed securities .....      6,111      5,872
                                                     -------    -------
   Total ........................................    $59,024    $60,470
                                                     =======    =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at January 1, 2010 ............................................   $ 361
Additions:
Credit losses for which an other-than-temporary impairment was
   not previously recognized ..........................................      93
Credit losses for which an other-than-temporary impairment was
   previously recognized ..............................................      10
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities ...................................................     (65)
                                                                          -----
Balance at December 31, 2010 ..........................................   $ 399
                                                                          =====
Balance at January 1, 2009 ............................................   $  --
Additions:
Credit losses remaining in retained earnings related to adoption
   of new authoritative guidance on April 1, 2009  ....................     726
Credit losses for which an other-than-temporary impairment was
   not previously recognized ..........................................     159
Credit losses for which an other-than-temporary impairment was
   previously recognized ..............................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities ...................................................    (539)
                                                                          -----
Balance at December 31, 2009 ..........................................   $ 361
                                                                          =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

      UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND
                     EQUITY SECURITIES -- BY INVESTMENT AGE

                                                                YEAR ENDED DECEMBER 31, 2010
                                            ---------------------------------------------------------------------
                                              LESS THAN 12 MONTHS     12 MONTHS OR MORE             TOTAL
                                            ---------------------   ---------------------   ---------------------
                                            CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                              VALUE      LOSSES       VALUE      LOSSES      VALUE      LOSSES
                                            --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
Corporate debt securities ...............   $ 4,729       $173       $3,345       $390      $ 8,074     $  563
Commercial mortgage-backed securities....       269         15          448        105          717        120
Residential mortgage-backed securities...        --         --          409        226          409        226
Collateralized debt obligations .........        --         --          135        110          135        110
Other asset-backed securities ...........        72          2          140          7          212          9
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies ............     5,924        390           --         --        5,924        390
Obligations of states and political
   subdivisions .........................     1,983         92          133         20        2,116        112
Debt securities issued by foreign
   governments ..........................        86          1           56          6          142          7
                                            -------       ----       ------       ----      -------     ------
Total fixed maturities available-for-
   sale .................................    13,063        673        4,666        864       17,729      1,537
Equity securities available-for-sale             70          3           28          2           98          5
                                            -------       ----       ------       ----      -------     ------
Total ...................................   $13,133       $676       $4,694       $866      $17,827     $1,542
                                            =======       ====       ======       ====      =======     ======

                                                                YEAR ENDED DECEMBER 31, 2009
                                         ------------------------------------------------------------------------
                                           LESS THAN 12 MONTHS        12 MONTHS OR MORE             TOTAL
                                         ------------------------   ---------------------   ---------------------
                                            CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                              VALUE      LOSSES       VALUE      LOSSES      VALUE       LOSSES
                                            --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
Corporate debt securities................   $ 6,358       $235       $6,167       $  730    $12,525     $  965
Commercial mortgage-backed securities....       772         38          946          200      1,718        238
Residential mortgage-backed securities...       194        147          275          221        469        368
Collateralized debt obligations..........         5          1          103          155        108        156
Other asset-backed securities............       199          7          325           30        524         37
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies.............     1,155         17           --           --      1,155         17
Obligations of states and political
   subdivisions..........................     1,148         50           23            3      1,171         53
Debt securities issued by foreign
   governments...........................       335         12           67           22        402         34
                                            -------       ----       ------       ------    -------     ------
Total fixed maturities available-for-
   sale..................................    10,166        507        7,906        1,361     18,072      1,868
Equity securities available-for-sale.....        40          3           58            5         98          8
                                            -------       ----       ------       ------    -------     ------
Total....................................   $10,206       $510       $7,964       $1,366    $18,170     $1,876
                                            =======       ====       ======       ======    =======     ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                                   CARRYING
PROPERTY TYPE                                 AMOUNT
-------------                              -------------
                                           (IN MILLIONS)
Apartments..............................      $ 1,789
Industrial..............................        1,828
Office buildings........................        3,756
Retail..................................        3,370
Mixed use...............................          174
Agricultural............................          670
Agri business...........................        1,026
Other...................................          764
Provision for losses....................          (34)
                                              -------
Total...................................      $13,343
                                              =======

GEOGRAPHIC                                   CARRYING
CONCENTRATION                                 AMOUNT
-------------                              -------------
                                           (IN MILLIONS)
East North Central......................      $ 1,296
East South Central......................          211
Middle Atlantic.........................        2,304
Mountain................................          898
New England.............................        1,026
Pacific.................................        3,492
South Atlantic..........................        2,523
West North Central......................          514
West South Central......................          910
Canada/Other............................          203
Provision for losses....................          (34)
                                              -------
Total...................................      $13,343
                                              =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower's ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                         BALANCE AT                                              BALANCE AT
                                         BEGINNING                             CHARGE-OFFS AND     END OF
                                         OF PERIOD    ADDITIONS   RECOVERIES      DISPOSALS        PERIOD
                                         ---------    ---------   ----------   ---------------   ----------
                                                                  (IN MILLIONS)
Year ended December 31, 2010 .........     $42          $38          $ 5            $41             $34
Year ended December 31, 2009 .........      29           36           --             23              42
Year ended December 31, 2008 .........      17           15           --              3              29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

                                                                             DECEMBER 31,
                                                                           ---------------
                                                                           2010       2009
                                                                           ----       ----
                                                                            (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......     $115       $150
Allowance for credit losses...........................................      (34)       (42)
                                                                           ----       ----
Net impaired mortgage loans on real estate............................     $ 81       $108
                                                                           ====       ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                          --------------------------
                                                                          2010       2009       2008
                                                                          ----       ----       ----
                                                                                  (IN MILLIONS)
Average recorded investment in impaired loans.........................    $130       $113       $60
Interest income recognized on impaired loans..........................      --         --        --

For mortgage loans, the Company develops an internal risk rating ("IRR") by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The carrying value of mortgage loans by IRR was as follows:

                                 DECEMBER 31,
                              ------------------
                                2010       2009
                              -------    -------
                                 (IN MILLIONS)
AAA........................   $   116    $    93
AA.........................     1,335      1,502
A..........................     2,523      2,435
BBB........................     8,488      7,770
BB.........................       570        527
B & Lower and Unrated......       311        296
                              -------    -------
Total......................   $13,343    $12,623
                              =======    =======

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

OTHER INVESTED ASSETS

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER LOSSES

The following information summarizes the components of net investment income and net realized investment and other losses:

                                                                  YEARS ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               2010        2009          2008
                                                            ----------   ----------   ---------
                                                                       (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities......................................     $3,273       $3,333      $3,286
   Equity securities.....................................          9           31          56
   Mortgage loans on real estate.........................        766          739         714
   Investment real estate, agriculture, and timber.......        171          146         155
   Policy loans..........................................        326          332         322
   Short-term investments................................         12           27         182
   Equity method investments and other...................        279           15          (8)
                                                              ------       ------      ------
   Gross investment income...............................      4,836        4,623       4,707
      Less investment expenses...........................        269          277         266
                                                              ------       ------      ------
Net investment income (1)................................     $4,567       $4,346      $4,441
                                                              ======       ======      ======

                                                                  YEARS ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               2010        2009          2008
                                                            ----------   ----------   ---------
                                                                       (IN MILLIONS)
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)
   Fixed maturities......................................     $ 821       $  (180)     $(1,577)
   Equity securities.....................................        37           (59)        (129)
   Mortgage loans on real estate.........................       (62)          (83)         (23)
   Derivatives and other invested assets.................      (332)       (1,366)       1,317
   Amounts credited to participating contract holders....       (83)         (149)         189
                                                              -----       -------      -------
Net realized investment and other gains (losses) (1).....     $ 381       $(1,837)     $  (223)
                                                              =====       =======      =======

(1) Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs").

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company's analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company's contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company's financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

                                                            DECEMBER 31,
                                        -----------------------------------------------------
                                                  2010                        2009
                                        ------------------------   --------------------------
                                          TOTAL         TOTAL         TOTAL         TOTAL
                                          ASSETS     LIABILITIES     ASSETS      LIABILITIES
                                          ------     -----------     ------      -----------
                                                            (IN MILLIONS)
Collateralized debt obligations (1)..      $451          $368          $ --          $ --
Timber funds (2).....................       116           116           106           106
                                           ----          ----          ----          ----
Total................................      $567          $484          $106          $106
                                           ====          ====          ====          ====

(1) As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations ("CDOs"), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.

(2) The Company's separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                         DECEMBER 31,
                                        ------------------------------------------
                                                             2010
                                        ------------------------------------------
                                                                         MAXIMUM
                                                        INVESTMENT     EXPOSURE TO
                                        TOTAL ASSETS       (1)            LOSS (2)
                                        ------------    ----------     -----------
                                                        (IN MILLIONS)
Collateralized debt obligations (3)..      $1,033          $ --             $ --
Real estate limited
   partnerships (4)..................       1,307           441              455
Timber funds (5).....................       1,748           106              143
                                           ------          ----             ----
Total................................      $4,088          $547             $598
                                           ======          ====             ====

                                                           DECEMBER 31,
                                        --------------------------------------------
                                                               2009
                                        --------------------------------------------
                                                                           MAXIMUM
                                                         INVESTMENT      EXPOSURE TO
                                        TOTAL ASSETS        (1)           LOSS (2)
                                        ------------     ----------      -----------
                                                          (IN MILLIONS)
Collateralized debt obligations (3)..      $1,431           $ 27             $ 27
Real estate limited
   partnerships (4)..................       1,166            466              522
Timber funds (5).....................       1,583             80               83
                                           ------           ----             ----
Total................................      $4,180           $573             $632
                                           ======           ====             ====

(1) The Company's investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.

(2) The maximum exposure to loss related to CDOs is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

(3) The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

(4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

(5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                   DECEMBER 31, 2010                  DECEMBER 31, 2009
                                                           ----------------------------------  ------------------------------
                                                                        FAIR       FAIR                   FAIR       FAIR
                                                           NOTIONAL     VALUE      VALUE      NOTIONAL    VALUE      VALUE
                                                            AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                                           --------    ------   -----------   --------   ------   -----------
                                                                                      (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..................    $11,995    $  433      $  709      $14,922   $  402      $  752
                   Foreign currency swaps...............      1,017        53         223          883       --         253

Cash flow hedges   Interest rate swaps..................     18,467     1,337         540       12,961      912          66
                   Foreign currency swaps...............      1,861        29         189          629        4         122
                   Foreign currency forwards............        140        29          --          266       43          --
                   Equity market contracts..............         20         1           1           38        8          --
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..............    $33,500    $1,882      $1,662      $29,699   $1,369      $1,193
                                                            -------    ------      ------      -------   ------      ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..................    $38,111    $  951      $  915      $22,535   $  526      $  500
                   Interest rate futures................      1,598        --          --          407       --          --
                   Foreign currency swaps...............      1,660       128         166        4,461      238         319
                   Foreign currency forwards............        134         4          --          115       --           1
                   Foreign currency futures.............      1,100        --          --          278       --          --
                   Equity market contracts..............         31         3           1           --       --          --
                   Equity index futures.................      4,954        --          --        1,030       --          --
                   Interest rate options................        181        --          --          287        1          --
                   Embedded derivatives - fixed
                      maturities........................         --        --          --           86       --           2
                   Embedded derivatives - reinsurance
                      contracts.........................         --         7         660           --        8         614
                   Embedded derivatives - participating
                      pension contracts (1).............         --        --          98           --       --          71
                   Embedded derivatives - benefit
                      guarantees (1)....................         --     1,497         456           --    1,703         640
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS..........     47,769     2,590       2,296       29,199    2,476       2,147
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES (2)...................................    $81,269    $4,472      $3,958      $58,898   $3,845      $3,340
                                                            =======    ======      ======      =======   ======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........        $(70)            $157             $ 87
                             Fixed-rate liabilities....          62              (64)              (2)
Foreign currency swaps       Fixed-rate assets.........         (73)             111               38
                                                               ----             ----             ----
Total                                                          $(81)            $204             $123
                                                               ====             ====             ====

FOR THE YEAR ENDED DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........       $ 470            $(348)           $122
                             Fixed-rate liabilities....        (310)             263             (47)
Foreign currency swaps       Fixed-rate assets.........          90              (83)              7
                                                              -----            -----            ----
Total                                                         $ 250            $(168)           $ 82
                                                              =====            =====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........       $(657)           $ 684             $ 27
                             Fixed-rate liabilities....         220             (272)             (52)

Foreign currency swaps       Fixed-rate assets.........        (114)              92              (22)
                                                              -----            -----             ----
Total                                                         $(551)           $ 504             $(47)
                                                              =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Forecasted fixed-rate
                            assets......................         $ 48                  $(129)                 $ 3
                            Inflation indexed
                            liabilities.................          (43)                    --                   --
Foreign currency swaps      Fixed-rate assets...........          (25)                    --                   --
                            Floating rate assets........           (4)                    --                   --
Foreign currency forwards   Forecasted expenses.........           (9)                    --                   --
                            Foreign currency assets.....           (1)                    --                   --
Equity market contracts     Stock-based compensation ...           (3)                    --                   --
                                                                 ----                  -----                  ---
Total                                                            $(37)                 $(129)                 $ 3
                                                                 ====                  =====                  ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Floating rate assets........         $   (23)                 $--                $--
                            Forecasted fixed--rate
                            assets......................          (1,082)                  (5)                (17)
                            Inflation indexed
                            liabilities.................             108                   --                  --
Foreign currency swaps      Fixed--rate assets..........             (35)                  --                  --
Foreign currency forwards   Forecasted expenses.........              28                   --                  --
Equity market contracts     Stock--based compensation ..               4                   --                  --
                                                                 -------                  ---                ----
Total                                                            $(1,000)                 $(5)               $(17)
                                                                 =======                  ===                ====


FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Floating rate assets........        $   37                   $ --                $--
                            Forecasted fixed-rate
                            assets......................         1,118                    (31)                30
                            Inflation indexed
                            liabilities.................           (73)                    --                 --
Foreign currency swaps      Fixed-rate assets...........             5                     --                 --
Equity market contracts     Stock-based compensation ...            (1)                    --                 --
                                                                ------                   ----                ---
Total                                                           $1,086                   $(31)               $30
                                                                ======                   ====                ===

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum death benefit ("GMDB"). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company's overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                          2010     2009      2008
--------------------------------                         -----   -------   -------
                                                               (IN MILLIONS)
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ............................   $ 145   $  (906)  $   818
      Interest rate futures ..........................     (56)        3       (28)
      Interest rate options ..........................      (1)        4        --
      Foreign currency swaps .........................     (68)     (121)       31
      Foreign currency forwards ......................      22        18       (28)
      Foreign currency futures .......................     (18)      (24)       (2)
      Embedded derivatives ...........................     (93)   (1,390)    1,944
      Equity market contracts ........................      12        30       (25)
      Equity index futures ...........................    (652)     (293)      191
                                                         -----   -------   -------
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN
   NON-HEDGING RELATIONSHIPS .........................   $(709)  $(2,679)  $ 2,901
                                                         =====   =======   =======

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives, see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

NOTE 5 -- INCOME TAXES

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York ("JHNY"), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

                                           YEARS ENDED
                                           DECEMBER 31,
                                       --------------------
                                        2010   2009    2008
                                       -----   ----   -----
                                           (IN MILLIONS)
Domestic ...........................   $(669)  $290   $(670)
Foreign ............................      14     14      20
                                       -----   ----   -----
(Loss) income before income taxes ..   $(655)  $304   $(650)
                                       =====   ====   =====

The components of income taxes were as follows:

                                            YEARS ENDED
                                            DECEMBER 31,
                                        --------------------
                                         2010   2009    2008
                                        -----   ----   -----
                                            (IN MILLIONS)
Current taxes:
   Federal ..........................   $(230)  $(45)  $(462)
   Foreign ..........................       6      6       4
   State ............................      --      3       5
                                        -----   ----  ------
   Total ............................    (224)   (36)   (453)
                                        -----   ----  ------
Deferred taxes:
   Federal ..........................     450     31     111
   Foreign ..........................      (1)    (1)      2
   State ............................      (3)    (1)      1
                                        -----   ----  ------
   Total ............................     446     29     114
                                        -----   ----  ------
Total income tax expense (benefit) ..   $ 222   $ (7)  $(339)
                                        =====   ====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                           YEARS ENDED
                                           DECEMBER 31,
                                        --------------------
                                         2010   2009    2008
                                        -----   ----   -----
                                           (IN MILLIONS)
Tax at 35% ..........................   $(229)  $106   $(227)
Add (deduct):
   Prior year taxes .................      47     14      26
   Tax credits ......................     (65)   (76)    (72)
   Tax-exempt investment income .....    (119)   (76)    (92)
   Lease income .....................      (5)    63       3
   Unrecognized tax benefits ........      34    (44)     15
   Goodwill impairment ..............     560     --      --
   Other ............................      (1)     6       8
                                        -----   ----   -----
Total income tax expense (benefit) ..   $ 222   $ (7)  $(339)
                                        =====   ====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                    DECEMBER 31,
                                                  ---------------
                                                   2010     2009
                                                  ------   ------
                                                   (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ............................   $1,309   $1,339
   Net operating loss carryforwards ...........      725      384
   Net capital loss carryforwards .............      108       74
   Tax credits ................................      732      670
   Unearned revenue ...........................      907      915
   Deferred compensation ......................       48      212
   Federal interest deficiency ................      381      307
   Dividends payable to policyholders .........      135      144
   Securities and other investments ...........      805        1
   Other ......................................       97      245
                                                  ------   ------
      Total deferred tax assets ...............    5,247    4,291
                                                  ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities ..      653      493
   Deferred policy acquisition costs ..........    2,503    2,367
   Intangibles ................................    1,134    1,213
   Premiums receivable ........................       56       42
   Deferred sales inducements .................      124      132
   Deferred gains .............................      638      628
   Securities and other investments ...........    2,648    1,091
   Other ......................................      256       80
                                                  ------   ------
      Total deferred tax liabilities ..........    8,012    6,046
                                                  ------   ------
         Net deferred tax liabilities .........   $2,765   $1,755
                                                  ======   ======

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group's income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                    DECEMBER 31
                                                                  --------------
                                                                   2010     2009
                                                                  ------   -----
                                                                   (IN MILLIONS)

Beginning balance .............................................   $2,161   $1,869
Additions based on tax positions related to the current year ..      202      182
Additions for tax positions of prior years ....................      177      349
Reductions for tax positions of prior years ...................     (144)    (239)
                                                                  ------   ------
Ending balance ................................................   $2,396   $2,161
                                                                  ======   ======

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                                           DECEMBER 31,
                                                                                                         ---------------
                                                                                                          2010     2009
                                                                                                         ------   ------
                                                                                                           (IN MILLIONS)
LIABILITIES
Future policy benefits ...............................................................................   $8,443   $8,632
Policyholders' funds .................................................................................       78       79
Policyholder dividends payable .......................................................................      184      202
Other closed block liabilities .......................................................................      587      526
                                                                                                         ------   ------
         Total closed block liabilities ..............................................................   $9,292   $9,439
                                                                                                         ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost: 2010--$2,898; 2009--$3,084) .................   $3,094   $3,179
   Mortgage loans on real estate .....................................................................      643      652
   Investment real estate ............................................................................      655      656
   Policy loans ......................................................................................    1,550    1,619
   Other invested assets .............................................................................        5        3
                                                                                                         ------   ------
         Total investments ...........................................................................    5,947    6,109
Cash borrowings and cash equivalents .................................................................     (168)    (244)
Accrued investment income ............................................................................      104      117
Amounts due from and held for affiliates .............................................................    1,830    1,779
Other closed block assets ............................................................................      642      667
                                                                                                         ------   ------
         Total assets designated to the closed block .................................................   $8,355   $8,428
                                                                                                         ------   ------
Excess of closed block liabilities over assets designated to the closed block ........................   $  937   $1,011
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of $199 million
         and $142 million, respectively ..............................................................      370      264
      Adjustment for deferred policy acquisition costs, net of deferred income tax
         benefit of $64 million and $46 million, respectively ........................................     (119)     (85)
      Foreign currency translation adjustment.........................................................      (85)     (67)
                                                                                                         ------   ------
         Total amounts included in accumulated other comprehensive income ............................      166      112
                                                                                                         ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ....................   $1,103   $1,123
                                                                                                         ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2010     2009     2008
                                                                ------   ------   ------
                                                                      (IN MILLIONS)
REVENUES
Premiums ....................................................   $  597   $  624   $  647
Net investment income .......................................      415      455      473
Net realized investment and other gains (losses) ............       97      (35)      (9)
                                                                ------   ------   ------
   Total revenues ...........................................    1,109    1,044    1,111
BENEFITS AND EXPENSES
Benefits to policyholders ...................................      713      734      782
Policyholder dividends ......................................      367      392      411
Amortization of deferred policy acquisition costs ...........      (28)     (76)    (218)
Other closed block operating costs and expenses .............       26       24       25
                                                                ------   ------   ------
   Total benefits and expenses ..............................    1,078    1,074    1,000
Revenues, net of benefits and expenses before income taxes ..       31      (30)     111
Income tax expense (benefit) ................................       11      (11)      39
                                                                ------   ------   ------
Revenues, net of benefits and expenses and income taxes .....   $   20   $  (19)  $   72
                                                                ======   ======   ======

MAXIMUM FUTURE EARNINGS FROM CLOSED BLOCK ASSETS AND LIABILITIES:

                                                                            YEARS ENDED
                                                                            DECEMBER 31,
                                                                          ---------------
                                                                           2010     2009
                                                                          ------   ------
                                                                           (IN MILLIONS)
Beginning of period ...................................................   $1,123   $1,127
Revenues, net of benefits and expenses and income taxes ...............      (20)      19
Adoption of ASC 320, recognition of other-than-temporary impairments ..       --      (23)
                                                                          ------   ------
End of period .........................................................   $1,103   $1,123
                                                                          ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

JHLICO CLOSED BLOCK

                                                               DECEMBER 31,
                                                            -----------------
                                                              2010      2009
                                                            -------   -------
                                                              (IN MILLIONS)
LIABILITIES
Future policy benefits ..................................   $10,798   $10,916
Policyholders' funds ....................................     1,501     1,511
Policyholder dividends payable ..........................       401       407
Other closed block liabilities ..........................       116       118
                                                            -------   -------
         Total closed block liabilities .................   $12,816   $12,952
                                                            =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost:
         2010--$6,530; 2009--$6,378) ....................   $ 6,766   $ 6,456
   Equity securities:
      Available-for-sale--at fair value (cost: 2010--$9;
         2009--$7) ......................................        12         8
   Mortgage loans on real estate ........................     2,105     1,928
   Policy loans .........................................     1,500     1,533
   Other invested assets ................................       121       153
                                                            -------   -------
         Total investments ..............................    10,504    10,078
Cash borrowings, cash, and cash equivalents .............       (38)      299
Accrued investment income ...............................       141       134
Other closed block assets ...............................        92       165
                                                            -------   -------
         Total assets designated to the closed block ....   $10,699   $10,676
                                                            -------   -------
Excess of closed block liabilities over assets designated
   to the closed block ..................................   $ 2,117   $ 2,276
Portion of above representing accumulated other
   comprehensive income:
   Unrealized appreciation, net of deferred income tax
      expense of $98 million and $28 million,
      respectively ......................................       183        53
                                                            -------   -------
Maximum future earnings to be recognized from closed
   block assets and liabilities .........................   $ 2,300   $ 2,329
                                                            =======   =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                 YEARS ENDED DECEMBER 31,
                                                                 ------------------------
                                                                  2010     2009     2008
                                                                 ------   ------   ------
                                                                       (IN MILLIONS)
REVENUES
Premiums .....................................................   $  621   $  648   $  699
Net investment income ........................................      585      588      581
Net realized investment and other gains (losses) .............       18      (12)    (118)
                                                                 ------   ------   ------
   Total revenues ............................................    1,224    1,224    1,162
BENEFITS AND EXPENSES
Benefits to policyholders ....................................      733      761      794
Policyholder dividends .......................................      439      461      478
Change in the policyholder dividend obligation ...............       --       --      (62)
Other closed block operating costs and expenses ..............       11        3        2
                                                                 ------   ------   ------
   Total benefits and expenses ...............................    1,183    1,225    1,212
Revenues, net of benefits and expenses before income taxes ...       41       (1)     (50)
Income tax expense (benefit) .................................       12       (2)     (17)
                                                                 ------   ------   ------
Revenues, net of benefits and expenses and income taxes ......   $   29   $    1   $  (33)
                                                                 ======   ======   ======

MAXIMUM FUTURE EARNINGS FROM CLOSED BLOCK ASSETS AND LIABILITIES:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                                 ---------------
                                                                  2010     2009
                                                                 ------   ------
                                                                  (IN MILLIONS)
Beginning of period ..........................................   $2,329   $2,372
Revenues, net of benefits and expenses and income taxes ......      (29)      (1)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ...............................................       --      (42)
                                                                 ------   ------
Change during period .........................................   $2,300   $2,329
                                                                 ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                  DECEMBER 31,
                                                                 -------------
                                                                 2010    2009
                                                                 -----  ------
                                                                 (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt .........................   $  7   $    6
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1) .................    489      491
   Variable rate notes payable, interest ranging from LIBOR
      plus 0.45% to LIBOR plus 3.15% due in varying amounts
      to 2019 (2) ............................................    222       --
   Fixed rate notes payable, interest ranging from 6.1% to
      13.84% due in varying amounts to 2016 (2) ..............    149       15
   Fair value adjustments related to interest rate
      swaps (1) ..............................................    (15)     (16)
                                                                 ----   ------
                                                                  845      490
Less current maturities of long-term debt ....................     (7)      (6)
                                                                 ----   ------
Total long-term debt .........................................   $838   $  484
                                                                 ====   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.83% to 6.25% due
      in varying amounts to 2036 .............................   $966   $1,205
                                                                 ====   ======

(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

(2) As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see
     Note 1 - Summary of Significant Accounting Policies.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2011--$7 million; 2012--$162 million; 2013--$0 million; 2014--$35 million; 2015--$12 million; and
thereafter--$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011--$155 million; 2012--$109 million; 2013--$55 million; 2014--$233 million; 2015--$146 million; and thereafter--$268 million.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

LINE OF CREDIT

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. ("JHIA") (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

CAPITAL STOCK TRANSACTIONS

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 -- Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                        DECEMBER 31,
                                                       -------------
                                                       2010    2009
                                                       ----   ------
                                                       (IN MILLIONS)
The Manufacturers Investment Corporation ...........   $ 48   $   84
John Hancock Holdings (Delaware) LLC ...............    102       40
Manulife Reinsurance Limited .......................     22      197
Manulife Reinsurance (Bermuda) Limited .............    281      949
Manulife Hungary Holdings KFT ......................     51       62
John Hancock Life Insurance Company of Vermont .....     25       52
John Hancock Reassurance Company Limited ...........     20      482
John Hancock Insurance Agency, Inc. ................     69        6
                                                       ----   ------
   Total ...........................................   $618   $1,872
                                                       ====   ======

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company's new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC's guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

                                              DECEMBER 31,
                                      ---------------------------
                                        2010      2009      2008
                                      -------   -------   -------
                                             (IN MILLIONS)
Direct ............................   $ 5,897   $ 5,680   $ 5,677
Assumed ...........................     1,198     1,384     1,221
Ceded .............................    (3,173)   (3,118)   (6,817)
                                      -------   -------   -------
   Net life, health, and
      annuity premiums earned .....   $ 3,922   $ 3,946   $    81
                                      =======   =======   =======

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company's immediate parent, along with the associated net liabilities. The impact of the transfer on the Company's December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the `Plan") that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company's funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Prior to December 31, 2010, the Company's funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company's policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                                    YEARS ENDED DECEMBER 31,
                                                                --------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                                PENSION BENEFITS      BENEFITS
                                                                ----------------   --------------
                                                                  2010     2009     2010    2009
                                                                -------   ------   -----   -----
                                                                          (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .....................   $ 2,354   $2,237   $ 548   $ 573
Service cost ................................................        32       30       1       1
Interest cost ...............................................       124      128      28      33
Participant contributions ...................................        --       --       4       5
Actuarial loss (gain) .......................................       132      132       4      (8)
Retiree drug subsidy ........................................        --       --       3       3
Benefits paid ...............................................      (175)    (173)    (52)    (59)
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................    (2,467)      --    (536)     --
                                                                -------   ------   -----   -----
Benefit obligation at end of year ...........................   $    --   $2,354   $  --   $ 548
                                                                =======   ======   =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ..............   $ 1,843   $1,628   $ 306   $ 245
Actual return on plan assets ................................       281      354      40      61
Employer contributions ......................................        32       34      48      54
Participant contributions ...................................        --       --       4       5
Benefits paid ...............................................      (175)    (173)    (52)    (59)
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................    (1,981)      --    (346)     --
                                                                -------   ------   -----   -----
Fair value of plan assets at end of year ....................   $    --   $1,843   $  --   $ 306
                                                                =======   ======   =====   =====
Funded status at end of year ................................   $    --   $ (511)  $  --   $(242)
                                                                =======   ======   =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ......................................................   $    --   $   --   $  --   $  --
Liabilities .................................................        --     (511)     --    (242)
                                                                -------   ------   -----   -----
Net amount recognized .......................................   $    --   $ (511)  $  --   $(242)
                                                                =======   ======   =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME:
Prior service cost ..........................................   $   (26)  $  (29)  $  --   $  --
Net actuarial loss ..........................................       735      739      19      29
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................      (709)      --     (19)     --
                                                                -------   ------   -----   -----
Total .......................................................   $    --   $  710   $  --   $  29
                                                                =======   ======   =====   =====

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                       DECEMBER 31,
                                      -------------
                                      2010    2009
                                      ----   ------
                                      (IN MILLIONS)
Accumulated benefit obligation ....    $--   $2,329
Projected benefit obligation ......     --    2,354
Fair value of plan assets .........     --    1,843

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                    YEARS ENDED DECEMBER 31,
                                           ------------------------------------------
                                                                          OTHER
                                                                     POSTRETIREMENT
                                              PENSION BENEFITS          BENEFITS
                                           ---------------------   ------------------
                                            2010    2009    2008   2010   2009   2008
                                           -----   -----   -----   ----   ----   ----
                                                          (IN MILLIONS)
Service cost ...........................   $  32   $  30   $  30   $  1   $  1   $  1
Interest cost ..........................     124     128     129     28     33     34
Expected return on plan assets .........    (161)   (175)   (181)   (26)   (26)   (26)
Amortization of prior service cost .....      (3)     (3)     (3)    --     --     --
Recognized actuarial loss ..............      15       4       5     --     --     --
                                           -----   -----   -----   ----   ----   ----
Net periodic benefit cost (income) .....   $   7   $ (16)  $ (20)  $  3   $  8   $  9
                                           =====   =====   =====   ====   ====   ====

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                     ----------------------------
                                                                       OTHER
                                                       PENSION     POSTRETIREMENT
                                                       BENEFITS       BENEFITS
                                                     -----------   --------------
                                                     2010   2009    2010   2009
                                                     ----   ----    ----   ----
Discount rate ....................................    N/A   5.50%    N/A   5.50%
Rate of compensation increase ....................    N/A   4.35%    N/A    N/A
Health care cost trend rate for following year ...                   N/A   8.50%
Ultimate trend rate ..............................                   N/A   5.00%
Year ultimate rate reached .......................                   N/A   2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                                                 OTHER
                                                                            POSTRETIREMENT
                                                      PENSION BENEFITS          BENEFITS
                                                     ------------------   ------------------
                                                     2010   2009   2008   2010   2009   2008
                                                     ----   ----   ----   ----   ----   ----
Discount rate.....................................   5.50%  6.00%  6.00%  5.50%  6.00%  6.00%
Expected long-term return on plan assets..........   7.75%  8.00%  8.00%  7.75%  8.00%  8.00%
Rate of compensation increase.....................   4.35%  4.10%  5.10%   N/A    N/A    N/A
Health care cost trend rate for following year....                        8.50%  8.50%  9.00%
Ultimate trend rate...............................                        5.00%  5.00%  5.00%
Year ultimate rate reached........................                        2028   2016   2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                           ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                           POINT INCREASE   POINT DECREASE
                                                                           --------------   --------------
                                                                                   (IN MILLIONS)
Effect on total service and interest costs in 2010......................        $  1            $ (1)
Effect on postretirement benefit obligation as of December 31, 2010.....         N/A             N/A

PLAN ASSETS

The Company's overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company's or MFC's common stock at December 31, 2010 and 2009.

FAIR VALUE MEASUREMENTS

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company's determination of fair value, see Note 14 - Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009, by asset category is as follows:

                                                DECEMBER 31, 2009
                                    -----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                    -----------   -------   -------   -------
                                                 (IN MILLIONS)
ASSETS:
   Cash and cash equivalents .....     $   26       $ 26      $ --     $ --
   Equity
      Domestic ...................        783        331       452       --
      International ..............        268        108       160       --
   Fixed income
      Domestic (a) ...............        437        142       215       80
      International (b) ..........        121         80        41       --
   Other types of investments
      Private equity (c) .........        129         --        --      129
      Timber / agriculture (d)  ..         79         --        --       79
                                       ------       ----      ----     ----
TOTAL ASSETS AT FAIR VALUE .......     $1,843       $687      $868     $288
                                       ======       ====      ====     ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                        DOMESTIC     PRIVATE    TIMBER /
                                                      FIXED INCOME    EQUITY   AGRICULTURE
                                                      ------------   -------   -----------
                                                                (IN MILLIONS)
Balance at January 1, 2009 ........................       $ 73        $ 150       $ 72
   Actual return on plan assets:
      Relating to assets still held at the
         reporting date ...........................         18          (19)         6
      Relating to assets sold during the period ...         --            5          2
   Purchases, sales, and settlements (net) ........        (11)          (7)        (1)
   Transfers into and/or out of Level 3 ...........         --           --         --
                                                          ----        -----       ----
Balance at December 31, 2009 ......................       $ 80        $ 129       $ 79
                                                          ====        =====       ====

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

                                                DECEMBER 31, 2009
                                    ----------------------------------------
                                      TOTAL
                                    FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                    ----------   -------   -------   -------
                                                (IN MILLIONS)
ASSETS:
   Cash and cash equivalents ....      $ 23        $23       $ --      $--
   Equity
      Domestic ..................       129         14        115       --
      International .............        22         11         11       --
   Fixed income
      Domestic (a) ..............       124         24         98        2
      International (b) .........         3          2          1       --
   Other types of investments
      Private equity (c) ........         3         --         --        3
      Timber / agriculture (d) ..         2         --         --        2
                                       ----        ---       ----      ---
TOTAL ASSETS AT FAIR VALUE ......      $306        $74       $225      $ 7
                                       ====        ===       ====      ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                      100%
AA                        90%
A                         75%
BBB & Lower               50%
BB & Lower                 8%

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Equities

The Plan's domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                       NON-
                    CANCELABLE
                    OPERATING    SUB-LEASE
                      LEASES      INCOME
                    ----------   ---------
                        (IN MILLIONS)
2011.............      $ 48         $17
2012.............        42          17
2013.............        39          17
2014.............        29          14
2015.............        13           3
Thereafter.......       410          --
                       ----         ---
Total............      $581         $68
                       ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES   ADJUSTMENT     BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........................       $   577         $  350        $ 27            $ 129          $ 1,083
Gross unrealized investment losses (net of
   deferred income tax benefit of $1,574 million) ...        (2,932)            --          --               --           (2,932)
Reclassification adjustment for gains realized in
   net income (net of deferred income tax benefit
   of $101 million) .................................          (187)            --          --               --             (187)
Adjustment for policyholder liabilities (net of
   deferred income tax expense of $87 million) ......           162             --          --               --              162
Adjustment for deferred policy acquisition costs,
   deferred sales inducements, value of business
   acquired, and unearned revenue liability (net
   of deferred income tax expense of $216 million) ..           403             --          --               --              403
Adjustment for policyholder dividend obligation
   (net of deferred income tax expense of
   $11 million) .....................................            20             --          --               --               20
                                                            -------         ------        ----            -----          -------
Net unrealized investment losses ....................        (2,534)            --          --               --           (2,534)
Foreign currency translation adjustment .............            --             --         (23)              --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net of deferred
      income tax benefit of $1 million) .............            --             --          --               (1)              (1)
   Change in net actuarial loss (net of deferred
      income tax benefit of $359 million) ...........            --             --          --             (666)            (666)
Net gains on the effective portion of the change
   in fair value of cash flow hedges (net of
   deferred income tax expense of $586 million) .....            --          1,086          --               --            1,086
Reclassification of net cash flow hedge gains to
   net income (net of deferred income tax benefit
   of $17 million) ..................................            --            (31)         --               --              (31)
                                                            -------         ------        ----            -----          -------
BALANCE AT DECEMBER 31, 2008 ........................       $(1,957)        $1,405        $  4            $(538)         $(1,086)
                                                            =======         ======        ====            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES   ADJUSTMENT     BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........................      $(1,957)        $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains (net of
   deferred income tax expense of $1,883
   million) .........................................        3,498              --          --               --            3,498
Reclassification adjustment for losses
   realized in net income (net of deferred
   income tax expense of $109 million) ..............          202              --          --               --              202
Adjustment for policyholder liabilities
   (net of deferred income tax benefit of
   $67 million) .....................................         (126)             --          --               --             (126)
Adjustment for deferred policy acquisition
   costs, deferred sales inducements, value
   of business acquired, and unearned
   revenue liability (net of deferred
   income tax benefit of $354 million) ..............         (658)             --          --               --             (658)
                                                           -------         -------         ---            -----          -------
Net unrealized investment gains .....................        2,916              --          --               --            2,916
Foreign currency translation adjustment .............           --              --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net of
      deferred income tax benefit of $1 million) ....           --              --          --               (2)              (2)
   Change in net actuarial loss (net of
      deferred income tax expense of $31
      million) ......................................           --              --          --               60               60
   Net unrealized gain on split-dollar life
      insurance benefit (net of deferred
      income tax expense of $1 million) .............           --              --          --                2                2
Net losses on the effective portion of the
   change in fair value of cash flow hedges
   (net of deferred income tax benefit of
   $538 million) ....................................           --          (1,000)         --               --           (1,000)
Reclassification of net cash flow hedge
   gains to net income (net of deferred
   income tax benefit of $3 million) ................           --              (5)         --               --               (5)
Adoption of ASC 320, recognition of
   other-than-temporary impairments (net of
   deferred income tax benefit of $410
   million) .........................................         (761)             --          --               --             (761)
                                                           -------         -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........................      $   198         $   400         $ 9            $(478)         $   129
                                                           =======         =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2010 ..........................       $  198          $ 400          $  9           $(478)         $  129
Gross unrealized investment gains (net of
   deferred income tax expense of $808
   million) .........................................        1,501             --            --              --           1,501
Reclassification adjustment for gains
   realized in net income (net of deferred
   income tax benefit of $313 million) ..............         (582)            --            --              --            (582)
Adjustment for policyholder liabilities
   (net of deferred income tax expense of
   $23 million) .....................................           42             --            --              --              42
Adjustment for deferred policy acquisition
   costs, deferred sales inducements, value
   of business acquired, and unearned
   revenue liability (net of deferred
   income tax benefit of $100 million) ..............         (185)            --            --              --            (185)
                                                            ------          -----          ----           -----          ------
Net unrealized investment gains .....................          776             --            --              --             776
Foreign currency translation adjustment .............           --             --           (53)             --             (53)
Pension and postretirement benefits:
   Change in prior service cost (net of
      deferred income tax benefit of $1 million) ....           --             --            --              (2)             (2)
   Change in net actuarial loss (net of
      deferred income tax expense of $5
      million) ......................................           --             --            --               9               9
   Net unrealized gain on split-dollar life
      insurance benefit (net of deferred
      income tax expense of $1 million) .............           --             --            --               2               2
Net losses on the effective portion of the
   change in fair value of cash flow hedges
   (net of deferred income tax benefit of
   $20 million) .....................................           --            (37)           --              --             (37)
Reclassification of net cash flow hedge
   gains to net income (net of deferred
   income tax benefit of $69 million) ...............           --           (129)           --              --            (129)
Transfer of certain pension and
   postretirement benefit plans to Parent
   (net of deferred income tax expense of
   $255 million) ....................................           --             --            --             473             473
                                                            ------          -----          ----           -----          ------
BALANCE AT DECEMBER 31, 2010 ........................       $  974          $ 234          $(44)          $   4          $1,168
                                                            ======          =====          ====           =====          ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                       DECEMBER 31,
                                                                                -------------------------
                                                                                  2010     2009     2008
                                                                                -------   -----   -------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities ......................................................   $ 1,852   $ 547   $(3,345)
      Equity securities .....................................................       360     249       (79)
      Other investments .....................................................        (5)     (3)      (91)
                                                                                -------   -----   -------
   Total (1) ................................................................     2,207     793    (3,515)
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability ..................      (653)   (368)      458
      Policyholder liabilities ..............................................       (56)   (121)       49
      Deferred income taxes .................................................      (524)   (106)    1,051
                                                                                -------   -----   -------
   Total ....................................................................    (1,233)   (595)    1,558
                                                                                -------   -----   -------
Net unrealized investment gains (losses) ....................................   $   974   $ 198   $(1,957)
                                                                                =======   =====   =======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company's statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          WEALTH     CORPORATE
                                                            INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                            ---------   ----------   ---------   --------
                                                                            (IN MILLIONS)
2010
   Revenues from external customers .....................    $ 4,460     $  2,765     $   482    $  7,707
   Net investment income ................................      2,619        1,710         238       4,567
   Net realized investment and other gains (losses) .....        381         (202)        202         381
   Inter-segment revenues ...............................          3           --          (3)         --
                                                             -------     --------     -------    --------
   Revenues .............................................    $ 7,463     $  4,273     $   919    $ 12,655
                                                             =======     ========     =======    ========
   Total net (loss) income ..............................    $(1,486)    $    506     $   103    $   (877)
                                                             =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for
      under the equity method ...........................    $   158     $     62     $   (21)   $    199
   Carrying value of investments accounted for under the
      equity method .....................................      2,157        1,129         285       3,571
   Amortization of deferred policy acquisition costs,
      deferred sales inducements, and value of business
      acquired ..........................................        512          239           1         752
   Goodwill impairment ..................................      1,600           --          --       1,600
   Interest expense .....................................         --           --          47          47
   Income tax expense ...................................         48          135          39         222
   Segment assets .......................................    $82,106     $160,978     $22,944    $266,028

                                                                          WEALTH     CORPORATE
                                                            INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                            ---------   ----------   ---------   --------
                                                                            (IN MILLIONS)
2009
  Revenues from external customers .....................     $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ...............................       2,265        1,624         457       4,346
   Net realized investment and other losses ............        (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ..............................          --            1          (1)         --
                                                             -------     --------     -------    --------
   Revenues ............................................     $ 5,899     $  3,174     $   989    $ 10,062
                                                             =======     ========     =======    ========
   Total net (loss) income .............................     $  (258)    $    412     $   157    $    311
                                                             =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under
     the equity method .................................     $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the
     equity method .....................................       1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs,
     deferred sales inducements, and value of business
     acquired ..........................................         308          898           5       1,211
   Interest expense ....................................          --           --          34          34
   Income tax (benefit) expense ........................        (167)          63          97          (7)
   Segment assets ......................................     $75,509     $149,336     $23,084    $247,929

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                         WEALTH     CORPORATE
                                                           INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                           ---------   ----------   ---------   --------
                                                                           (IN MILLIONS)
2008
   Revenues from external customers ....................     $3,407      $ (357)      $ 520      $3,570
   Net investment income ...............................      2,300       1,578         563       4,441
   Net realized investment and other gains (losses) ....        120         102        (445)       (223)
   Inter-segment revenues ..............................         --           1          (1)         --
                                                             ------      ------       -----      ------
   Revenues ............................................     $5,827      $1,324       $ 637      $7,788
                                                             ======      ======       =====      ======
   Total net income (loss) .............................     $  272      $ (360)      $(223)     $ (311)
                                                             ======      ======       =====      ======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted
     for under the equity method .......................     $    8      $   26       $ (38)     $   (4)
   Carrying value of investments accounted for under
     the equity method .................................      1,418         991         438       2,847
   Amortization of deferred policy acquisition costs,
     deferred sales inducements, and value of business
     acquired ..........................................       (362)         21           5        (336)
   Interest expense ....................................         --          --          34          34
   Income tax expense (benefit) ........................        137        (413)        (63)       (339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                  (IN MILLIONS)
2010
United States ................    $12,582       $(669)         $173      $265,908
Foreign -- other .............         73          14            --           120
                                  -------       -----          ----      --------
Total ........................    $12,655       $(655)         $173      $266,028
                                  =======       =====          ====      ========
2009
United States ................    $10,004       $ 290          $198      $247,786
Foreign -- other .............         58          14            --           143
                                  -------       -----          ----      --------
Total ........................    $10,062       $ 304          $198      $247,929
                                  =======       =====          ====      ========
2008
United States ................    $ 7,722       $(670)
Foreign -- other .............         66          20
                                  -------       -----
Total ........................    $ 7,788       $(650)
                                  =======       =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                DECEMBER 31,
                                                 -----------------------------------------
                                                         2010                  2009
                                                 -------------------   -------------------
                                                 CARRYING     FAIR     CARRYING     FAIR
                                                   VALUE      VALUE      VALUE      VALUE
                                                 --------   --------   --------   --------
                                                               (IN MILLIONS)
ASSETS:
   Fixed maturities:
      Available-for-sale (1) .................   $ 60,470   $ 60,470   $ 53,569   $ 53,569
      Held-for-trading .......................      1,627      1,627      1,208      1,208
   Equity securities:
      Available-for-sale .....................        588        588        558        558
   Mortgage loans on real estate .............     13,343     14,301     12,623     13,252
   Policy loans ..............................      5,050      5,050      4,949      4,949
   Short-term investments ....................      1,472      1,472      3,973      3,973
   Cash and cash equivalents .................      2,772      2,772      4,915      4,915
   Derivatives:
      Interest rate swaps ....................      2,721      2,721      1,840      1,840
      Foreign currency swaps .................        210        210        242        242
      Foreign currency forwards ..............         33         33         43         43
      Interest rate options ..................         --         --          1          1
      Equity market contracts ................          4          4          8          8
      Embedded derivatives ...................      1,504      1,504      1,711      1,711
   Assets held in trust ......................      2,394      2,394      2,290      2,290
   Separate account assets ...................    136,002    136,002    122,466    122,466
                                                 --------   --------   --------   --------
TOTAL ASSETS .................................   $228,190   $229,148   $210,396   $211,025
                                                 ========   ========   ========   ========
LIABILITIES:
   Consumer notes ............................   $    966   $    983   $  1,205   $  1,234
   Debt ......................................        845        839        490        463
   Guaranteed investment contracts and funding
      agreements .............................      1,833      1,850      2,701      2,760
   Fixed-rate deferred and immediate
      annuities ..............................      8,971      8,866      9,255      8,696
   Supplementary contracts without life
      contingencies ..........................         47         48         51         53
   Derivatives:
      Interest rate swaps ....................      2,164      2,164      1,318      1,318
      Foreign currency swaps .................        578        578        694        694
      Foreign currency forwards ..............         --         --          1          1
      Equity market contracts ................          2          2         --         --
      Embedded derivatives ...................      1,214      1,214      1,327      1,327
                                                 --------   --------   --------   --------
TOTAL LIABILITIES ............................   $ 16,620   $ 16,544   $ 17,042   $ 16,546
                                                 ========   ========   ========   ========

(1) Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

- Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

- Other Assets and Liabilities Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC's corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 - Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC's corporate spread. The fair value attributable to credit risk represents the present value of the spread.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

                                                                           DECEMBER 31, 2010
                                                               -----------------------------------------
                                                                 TOTAL
                                                               FAIR VALUE    LEVEL 1   LEVEL 2   LEVEL 3
                                                               ----------   --------   -------   -------
                                                                             (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................    $ 41,199    $     --   $37,898    $3,301
      Commercial mortgage-backed securities ................       4,247          --     3,762       485
      Residential mortgage-backed securities ...............         460          --        10       450
      Collateralized debt obligations ......................         136          --        33       103
      Other asset-backed securities ........................       1,029          --       950        79
      U.S. Treasury and agency securities ..................       7,841          --     7,841        --
      Obligations of states and political subdivisions .....       4,027          --     3,619       408
      Debt securities issued by foreign governments ........       1,531          --     1,531        --
                                                                --------    --------   -------    ------
   Total fixed maturities available-for-sale ...............      60,470          --    55,644     4,826
   Fixed maturities held-for-trading:
      Corporate debt securities ............................       1,177           8     1,133        36
      Commercial mortgage-backed securities ................         224          --       209        15
      Residential mortgage-backed securities ...............           3          --        --         3
      Collateralized debt obligations ......................           4          --         1         3
      Other asset-backed securities ........................          66          --        65         1
      U.S. Treasury and agency securities ..................         101          --       101        --
      Obligations of states and political subdivisions .....          51          --        51        --
      Debt securities issued by foreign governments ........           1          --         1        --
                                                                --------    --------   -------    ------
   Total fixed maturities held-for-trading .................       1,627           8     1,561        58
   Equity securities available-for-sale ....................         588         588        --        --
   Short-term investments ..................................       1,472          --     1,472        --
   Derivative assets (2):
      Interest rate swaps ..................................       2,721          --     2,652        69
      Foreign currency swaps ...............................         210          --       210        --
      Foreign currency forwards ............................          33          --        33        --
      Equity market contracts ..............................           4          --        --         4
   Embedded derivatives (3):
      Reinsurance contracts ................................           7          --         7        --
      Benefit guarantees ...................................       1,497          --        --     1,497
   Assets held in trust (4) ................................       2,394         913     1,420        61
   Separate account assets (5) .............................     136,002     130,884     2,092     3,026
                                                                --------    --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................    $207,025    $132,393   $65,091    $9,541
                                                                ========    ========   =======    ======
LIABILITIES:
   Derivative liabilities (2):
      Interest rate swaps ..................................    $  2,164    $     --   $ 2,156    $    8
      Foreign currency swaps ...............................         578          --       534        44
      Equity market contracts ..............................           2          --        --         2
   Embedded derivatives (3):
      Reinsurance contracts ................................         660          --       660        --
      Participating pension contracts ......................          98          --        98        --
      Benefit guarantees ...................................         456          --        --       456
                                                                --------    --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................    $  3,958    $     --   $ 3,448    $  510
                                                                ========    ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                           DECEMBER 31, 2009
                                                               -----------------------------------------
                                                                 TOTAL
                                                               FAIR VALUE    LEVEL 1   LEVEL 2   LEVEL 3
                                                               ----------   --------   -------   -------
                                                                             (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................    $ 42,505    $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................       4,474          --     4,039       435
      Residential mortgage-backed securities ...............         476          --        16       460
      Collateralized debt obligations ......................         135          --        57        78
      Other asset-backed securities ........................       1,242          --     1,151        91
      U.S. Treasury and agency securities ..................       1,968          --     1,968        --
      Obligations of states and political subdivisions .....       1,491          --     1,261       230
      Debt securities issued by foreign governments ........       1,278          --     1,213        65
                                                                --------    --------   -------    ------
   Total fixed maturities available-for-sale ...............      53,569          --    49,594     3,975
   Fixed maturities held-for-trading:
      Corporate debt securities ............................         898          --       882        16
      Commercial mortgage-backed securities ................         216          --       206        10
      Residential mortgage-backed securities ...............           3          --        --         3
      Collateralized debt obligations ......................           2          --         1         1
      Other asset-backed securities ........................          21          --        20         1
      U.S. Treasury and agency securities ..................          29          --        29        --
      Obligations of states and political subdivisions .....          26          --        23         3
      Debt securities issued by foreign governments ........          13          --        --        13
                                                                --------    --------   -------    ------
   Total fixed maturities held-for-trading .................       1,208          --     1,161        47
   Equity securities available-for-sale ....................         558         558        --        --
   Short-term investments ..................................       3,973          --     3,973        --
   Derivative assets (2) ...................................       2,134          --     2,074        60
   Embedded derivatives (3) ................................       1,711          --         8     1,703
   Assets held in trust (4) ................................       2,290         624     1,666        --
   Separate account assets (5) .............................     122,466     116,875     2,494     3,097
                                                                --------    --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................    $187,909    $118,057   $60,970    $8,882
                                                                ========    ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................    $  2,013    $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................       1,327          --       688       639
                                                                --------    --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................    $  3,340    $     --   $ 2,675    $  665
                                                                ========    ========   =======    ======

(1) Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

                                                     NET
                                                   REALIZED/
                                                  UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:                    TRANSFERS
                                               ----------------               ----------------
                                                                                                                CHANGE IN
                                                                  PURCHASES,                                 UNREALIZED GAINS
                                                                  ISSUANCES,                                (LOSSES) INCLUDED
                                   BALANCE AT                         AND       INTO    OUT OF  BALANCE AT  IN EARNINGS ON
                                   JANUARY 1,  EARNINGS    AOCI  SETTLEMENTS  LEVEL 3  LEVEL 3   DECEMBER   INSTRUMENTS STILL
                                      2010        (1)      (2)      (NET)       (3)      (3)     31, 2010        HELD
                                   ----------  --------   -----  -----------  -------  -------  ----------  -----------------
                                                                   (IN MILLIONS)
Fixed maturities
   available-for-sale:
   Corporate debt securities ....    $2,616      $(50)    $ 223     $  80      $  733   $(301)    $3,301          $--
   Commercial mortgage-backed
      securities ................       435         1       105       (54)         --      (2)       485           --
   Residential mortgage-backed
      securities ................       460       (22)      131      (119)         --      --        450           --
   Collateralized debt
      obligations ...............        78        (3)       39       (11)         --      --        103           --
   Other asset-backed
      securities ................        91        (4)       14       (22)         --      --         79           --
   Obligations of states and
      political subdivisions ....       230        --        (6)      247         342    (405)       408           --
   Debt securities issued by
      foreign governments .......        65        --       (65)       --          --      --         --           --
                                     ------      ----     -----     -----      ------   -----     ------         ----
Total fixed maturities
   available-for-sale ...........     3,975       (78)      441       121       1,075    (708)     4,826           --
Fixed maturities
   held-for-trading:
   Corporate debt securities ....        16        15        --         4           2      (1)        36           15
   Commercial mortgage-backed
      securities ................        10         5        --        --          --      --         15            5
   Residential
      mortgage-backed
      securities ................         3        --        --        --          --      --          3            1
   Collateralized debt
      obligations ...............         1         2        --        --          --      --          3            2
   Other asset-backed
      securities ................         1        --        --        --          --      --          1           --
   Obligations of states and
      political subdivisions ....         3        --        --         3          --      (6)        --           --
   Debt securities issued by
      foreign governments .......        13       (13)       --        --          --      --         --          (13)
                                     ------      ----     -----     -----      ------   -----     ------         ----
Total fixed maturities
   held-for-trading .............        47         9        --         7           2      (7)        58           10
Net derivatives .................        34        15       (30)       --          --      --         19           19
Net embedded derivatives ........     1,064       (23)(4)    --        --          --      --      1,041          (23)
Assets held in trust ............        --         1         3       (10)         68      (1)        61            3
Separate account assets (5) .....     3,097       (13)        5      (125)         62      --      3,026           10
                                     ------      ----     -----     -----      ------   -----     ------         ----
TOTAL                                $8,217      $(89)    $ 419     $  (7)     $1,207   $(716)    $9,031         $ 19
                                     ======      ====     =====     =====      ======   =====     ======         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                    NET
                                                  REALIZED/
                                                 UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:
                                              -----------------                                           CHANGE IN
                                                                                                          UNREALIZED
                                                                  PURCHASES,      NET                   GAINS (LOSSES)
                                                                  ISSUANCES,   TRANSFERS                 INCLUDED IN
                                   BALANCE AT                         AND     INTO AND OUT  BALANCE AT   EARNINGS ON
                                   JANUARY 1,  EARNINGS    AOCI  SETTLEMENTS  OF LEVEL 3     DECEMBER    INSTRUMENTS
                                      2009        (1)      (2)      (NET)         (3)        31, 2009     STILL HELD
                                   ----------  --------   -----  -----------  ------------  ----------  --------------
                                                                   (IN MILLIONS)
Fixed maturities
   available-for-sale:
   Corporate debt securities ....    $ 1,792    $  80     $ 482     $ (67)        $ 329       $2,616        $  --
   Commercial mortgage-backed
      securities ................        446       (2)      100       (90)          (19)         435           --
   Residential mortgage-backed
      securities ................        624      (87)      149      (230)            4          460           --
   Collateralized debt
      obligations ...............         88       (6)        6       (10)           --           78           --
   Other asset-backed
      securities ................        299        3        29      (252)           12           91           --
   Obligations of states and
      political subdivisions ....          1       --        (6)      315           (80)         230           --
   Debt securities issued by
      foreign governments .......         62       --         4        (1)           --           65           --
                                     -------    -----     -----     -----         -----       ------        -----
Total fixed maturities
   available-for-sale ...........      3,312      (12)      764      (335)          246        3,975           --
Fixed maturities
   held-for-trading:
   Corporate debt securities ....         16        2        --        (2)           --           16            1
   Commercial mortgage-backed
      securities ................          7        3        --        --            --           10            3
   Residential mortgage-backed
      securities ................          3        1        --        (1)           --            3            1
   Collateralized debt
      obligations ...............          1       --        --        --            --            1           --
   Other asset-backed
      securities ................          2       --        --        (1)           --            1           --
   Obligations of states and
      political subdivisions ....         --       (1)       --         4            --            3           (1)
   Debt securities issued by
      foreign governments .......         12        1        --        --            --           13            1
                                     -------    -----     -----     -----         -----       ------        -----
Total fixed maturities
   held-for-trading .............         41        6        --        --            --           47            5
Net derivatives .................        195      (38)      (12)       --          (111)          34          (32)
Net embedded derivatives ........      1,516     (452)(4)    --        --            --        1,064         (452)
Separate account assets (5) .....      2,972     (493)       (1)      619            --        3,097         (389)
                                     -------    -----     -----     -----         -----       ------        -----
TOTAL ...........................    $ 8,036    $(989)    $ 751     $ 284         $ 135       $8,217        $(868)
                                     =======    =====     =====     =====         =====       ======        =====

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in benefits to policyholders on the Consolidated Statements of Operations.

(5) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

ASSETS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 -- Goodwill, Value of Business Acquired, and Other Intangible Assets.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                 WEALTH    CORPORATE AND
                                   INSURANCE   MANAGEMENT      OTHER        TOTAL
                                   ---------   ----------  -------------   -------
                                                     (IN MILLIONS)
Balance at January 1, 2010 .....    $ 1,600      $1,307         $146       $ 3,053
Impairment .....................     (1,600)         --           --        (1,600)
                                    -------      ------         ----       -------
Balance at December 31, 2010 ...    $    --      $1,307         $146       $ 1,453
                                    =======      ======         ====       =======

                                                 WEALTH    CORPORATE AND
                                   INSURANCE   MANAGEMENT      OTHER        TOTAL
                                   ---------   ----------  -------------   -------
                                                     (IN MILLIONS)
Balance at January 1, 2009 .....     $1,600       $1,307        $146        $3,053
Impairment .....................         --           --          --            --
                                     ------       ------        ----        ------
Balance at December 31, 2009 ...     $1,600       $1,307        $146        $3,053
                                     ======       ======        ====        ======

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment's in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                          DECEMBER 31,
                                                        ---------------
                                                         2010     2009
                                                        ------   -------
                                                           (IN MILLIONS)
Balance, beginning of year ..........................   $2,171   $2,564
Amortization ........................................      (66)     (15)
Change in unrealized investment gains and losses ....     (146)    (342)
Adoption of ASC 320, recognition of
   other-than-temporary impairments .................       --      (36)
                                                        ------   ------
Balance, end of year ................................   $1,959   $2,171
                                                        ======   ======

The following table provides estimated future amortization (net of tax) for the periods indicated:

                                      VOBA
                                 AMORTIZATION
                                 -------------
                                 (IN MILLIONS)
2011..........................        $94
2012..........................         87
2013..........................         82
2014..........................         68
2015..........................         67

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                     GROSS           ACCUMULATED           NET
                                                CARRYING AMOUNT   NET AMORTIZATION   CARRYING AMOUNT
                                                ---------------   ----------------   ---------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010
Not subject to amortization:
   Brand name ...............................        $  600               $--             $  600
   Investment management contracts ..........           295                --                295
   Other ....................................             5                --                  5
Subject to amortization:
   Distribution networks ....................           397                48                349
   Other investment management contracts ....            64                28                 36
                                                     ------               ---             ------
Total .......................................        $1,361               $76             $1,285
                                                     ======               ===             ======
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ...............................        $  600               $--             $  600
   Investment management contracts ..........           295                --                295
Subject to amortization:
   Distribution networks ....................           397                37                360
   Other investment management contracts ....            64                25                 39
                                                     ------               ---             ------
Total .......................................        $1,356               $62             $1,294
                                                     ======               ===             ======

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2010     2009
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value.................................   $7,648   $6,969
   Net amount at risk related to deposits........      156      208
   Average attained age of contract holders......       51       50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or
(d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                             DECEMBER 31,
                                                          -----------------
                                                            2010     2009
                                                          -------   -------
                                                            (IN MILLIONS,
                                                           EXCEPT FOR AGES
                                                            AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value ...................................   $25,630   $23,472
      Net amount at risk- net of reinsurance ..........       140       312
      Average attained age of contract holders ........        65        64
   Return of net deposits plus a minimum return
   In the event of death
      Account value ...................................   $   702   $   744
      Net amount at risk- net of reinsurance ..........       318       354
      Average attained age of contract holders ........        70        70
      Guaranteed minimum return rate ..................         5%        5%
   Highest specified anniversary account value minus
   withdrawals post anniversary
   In the event of death
      Account value ...................................   $29,399   $28,414
      Net amount at risk- net of reinsurance ..........       485       843
      Average attained age of contract holders ........        65        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value ...................................   $ 6,276   $ 6,293
      Net amount at risk- net of reinsurance ..........        41        54
      Average attained age of contract holders ........        64        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value ...................................   $39,034   $35,595
      Net amount at risk ..............................       782     1,012
      Average attained age of contract holders ........        64        63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

                  DECEMBER 31,
                  ------------
                   2010   2009
                  -----   ----
                  (IN BILLIONS)
TYPE OF FUND
Equity ........    $30     $28
Balanced ......     23      22
Bond ..........      7       7
Money Market ..      2       2
                   ---     ---
   Total ......    $62     $59
                   ===     ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                      GUARANTEED    GUARANTEED
                                       GUARANTEED      MINIMUM       MINIMUM
                                      MINIMUM DEATH    INCOME      WITHDRAWAL
                                         BENEFIT       BENEFIT       BENEFIT
                                         (GMDB)         (GMIB)        (GMWB)      TOTAL
                                      -------------   ----------   -----------   -------
                                                         (IN MILLIONS)
Balance at January 1, 2010 ........       $ 253        $   209       $   663     $ 1,125
Incurred guarantee benefits .......        (100)           (60)           --        (160)
Other reserve changes .............          72             28          (156)        (56)
                                          -----        -------       -------     -------
Balance at December 31, 2010 ......         225            177           507         909
Reinsurance recoverable ...........         (78)        (1,120)         (421)     (1,619)
                                          -----        -------       -------     -------
Net balance at December 31, 2010 ..       $ 147        $  (943)      $    86     $  (710)
                                          =====        =======       =======     =======
Balance at January 1, 2009 ........       $ 454        $   442       $ 2,890     $ 3,786
Incurred guarantee benefits .......        (153)          (144)           --        (297)
Other reserve changes .............         (48)           (89)       (2,227)     (2,364)
                                          -----        -------       -------     -------
Balance at December 31, 2009 ......         253            209           663       1,125
Reinsurance recoverable ...........        (104)        (1,177)         (548)     (1,829)
                                          -----        -------       -------     -------
Net balance at December 31, 2009 ..       $ 149        $  (968)      $   115     $  (704)
                                          =====        =======       =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2010      2009
                                                              ------   -------
                                                                (IN MILLIONS)
Balance, beginning of year ................................   $9,186   $ 9,419
Capitalization ............................................    1,228     1,579
Amortization ..............................................     (664)   (1,119)
Change in unrealized investment gains and losses ..........      (98)     (704)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ............................................       --        11
                                                              ------   -------
Balance, end of year ......................................   $9,652   $ 9,186
                                                              ======   =======

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                              DECEMBER 31,
                                                              ------------
                                                              2010    2009
                                                              ----   -----
                                                              (IN MILLIONS)
Balance, beginning of year ................................   $379   $ 427
Capitalization ............................................     12      63
Amortization ..............................................    (22)    (77)
Change in unrealized investment gains and losses ..........    (15)    (12)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ............................................     --     (22)
                                                              ----   -----
Balance, end of year ......................................   $354   $ 379
                                                              ====   =====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units ("PSUs"), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company's compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company's compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H
December 31, 2010

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2010

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.................    1
Statements of Assets and Liabilities....................................    4
Statements of Operations and Changes in Contract Owners' Equity.........   29
Notes to Financial Statements...........................................   82

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Asset Allocation Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Balanced Series I
Basic Value
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Bond Series II
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Series I
International Equity Index A Series II
International Equity Index Series NAV
International Opportunities Series II
International Small Company Series I
International Small Company Series II
International Value Series I

                  A member firm of Ernst & Young Global Limited

(ERNST & YOUNG LOGO)                                           ERNST & YOUNG LLP

International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Series I
Large Cap Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Value Series I
Mid Value Series II
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Short Term Government Income Series I
Short Term Government Income Series II
Small Cap Growth Series I
Small Cap Growth Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Series I
Small Cap Value Series II
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Income Opportunities Series I
Strategic Income Opportunities Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
Ultra Short Term Bond Series I
Ultra Short Term Bond Series II
Utilities Series I
Utilities Series II
Value Opportunities
Value Series I
Value Series II

(ERNST & YOUNG LOGO)                                           ERNST & YOUNG LLP

as of December 31, 2010, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the All Cap Growth Series I, All Cap Growth Series II, CGTC Overseas Equity Series II, Pacific Rim Series I, Pacific Rim Series II, Strategic Bond Series I, Strategic Bond Series II, U.S. Government Securities Series I, U.S. Government Securities Series II, and U.S. High Yield Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and the results of their and the closed sub-accounts' operations and the changes in their contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

March 30, 2011

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                            500 Index
                              Fund B      500 Index    500 Index    500 Index    Active Bond   Active Bond
                            Series NAV     Series I    Series II    Series NAV    Series I      Series II
                           ------------  -----------  -----------  ------------  -----------  -------------
TOTAL ASSETS
Investments at fair value   $50,458,534  $58,263,082  $45,975,780  $119,890,068  $61,015,971   $315,367,714
                            ===========  ===========  ===========  ============  ===========   ============
NET ASSETS
Contracts in accumulation   $50,453,485  $58,226,570  $45,975,780  $119,890,068  $60,895,220   $315,354,406
Contracts in payout
   (annuitization)                5,049       36,512           --            --      120,751         13,308
                            -----------  -----------  -----------  ------------  -----------   ------------
Total net assets            $50,458,534  $58,263,082  $45,975,780  $119,890,068  $61,015,971   $315,367,714
                            ===========  ===========  ===========  ============  ===========   ============
Units outstanding             4,739,633    5,409,423    3,263,175     6,829,358    3,774,999     19,948,130
Unit value                  $     10.65  $     10.77  $     14.09  $      17.56  $     16.16   $      15.81
Shares                        3,211,874    5,291,833    4,191,047    11,049,776    6,283,828     32,445,238
Cost                        $56,636,418  $55,346,714  $43,396,086  $105,116,035  $58,984,478   $305,948,675

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           All Cap Core  All Cap Core  All Cap Value  All Cap Value    American Asset        American Asset
                             Series I     Series II      Series I       Series II    Allocation Series I  Allocation Series II
                           ------------  ------------  -------------  -------------  -------------------  --------------------
TOTAL ASSETS
Investments at fair value   $49,057,091   $7,783,465    $27,158,761    $28,706,450       $158,613,499        $1,311,936,504
                            ===========   ==========    ===========    ===========       ============        ==============
NET ASSETS
Contracts in accumulation   $49,001,245   $7,783,465    $27,158,761    $28,706,450       $158,494,037        $1,311,936,504
Contracts in payout
   (annuitization)               55,846           --             --             --            119,462                    --
                            -----------   ----------    -----------    -----------       ------------        --------------
Total net assets            $49,057,091   $7,783,465    $27,158,761    $28,706,450       $158,613,499        $1,311,936,504
                            ===========   ==========    ===========    ===========       ============        ==============
Units outstanding             3,182,657      501,289      1,571,151      1,558,406         13,636,502           113,271,349
Unit value                  $     15.41   $    15.53    $     17.29    $     18.42       $      11.63        $        11.58
Shares                        2,964,175      470,869      3,252,546      3,442,020         14,406,312           119,158,629
Cost                        $43,131,562   $8,715,429    $24,439,422    $26,897,986       $123,140,803        $1,203,591,538

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                                       American
                            American Asset         American       American Blue-Chip                                  Fundamental
                           Allocation Series   Blue-Chip Income     Income & Growth   American Bond  American Bond     Holdings
                                  III         & Growth Series II      Series III        Series II     Series III       Series II
                           -----------------  ------------------  ------------------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value    $ 153,108,213        $ 72,210,373      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
                             =============        ============      =============     =============  =============  ==============
NET ASSETS
Contracts in accumulation    $ 153,108,213        $ 72,112,042      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
Contracts in payout
   (annuitization)                      --              98,331                 --                --             --              --
                             -------------        ------------      -------------     -------------  -------------  --------------
Total net assets             $ 153,108,213        $ 72,210,373      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
                             =============        ============      =============     =============  =============  ==============
Units outstanding               12,111,973           4,252,265         12,453,177        49,794,966     15,087,396      89,990,632
Unit value                   $       12.64        $      16.98      $       11.97     $       13.44  $       13.15  $        11.57
Shares                          13,918,928           6,362,148         13,161,958        55,390,809     16,454,403     100,611,773
Cost                         $ 120,912,965        $ 86,095,124      $ 119,286,760     $ 692,276,906  $ 191,014,973  $  910,226,444

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                             American                                                          American Global  American Global
                            Fundamental  American Global                                            Small            Small
                             Holdings    Diversification   American Global   American Global   Capitalization   Capitalization
                            Series III      Series II     Growth Series II  Growth Series III     Series II       Series III
                           ------------  ---------------  ----------------  -----------------  ---------------  ---------------
TOTAL ASSETS
Investments at fair value   $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,719,025      $34,259,379
                            ===========   ============      ============       ==========       ============      ===========
NET ASSETS
Contracts in accumulation   $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,696,845      $34,259,379
Contracts in payout
   (annuitization)                   --             --                --               --             22,180               --
                            -----------   ------------      ------------       ----------       ------------      -----------
Total net assets            $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,719,025      $34,259,379
                            ===========   ============      ============       ==========       ============      ===========
Units outstanding             4,993,703     69,807,715        15,211,203          253,969          6,333,479        2,736,959
Unit value                  $     12.58   $      11.97      $      12.17       $    13.02       $      11.64      $     12.52
Shares                        6,074,249     80,105,033        16,483,697          294,664          7,298,914        3,388,663
Cost                        $50,989,838   $746,702,930      $183,437,574       $2,643,203       $ 57,869,122      $22,455,592

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                     American             American
                                       American Growth      American Growth        Growth-Income        Growth-Income
                                          Series II            Series III            Series I             Series II
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value               $1,000,428,219         $88,814,802          $155,150,297         $804,948,801
                                        ==============         ===========          ============         ============
NET ASSETS
Contracts in accumulation               $1,000,307,794         $88,814,802          $154,911,015         $804,822,509
Contracts in payout (annuitization)            120,425                  --               239,282              126,292
                                        --------------         -----------          ------------         ------------
Total net assets                        $1,000,428,219         $88,814,802          $155,150,297         $804,948,801
                                        ==============         ===========          ============         ============
Units outstanding                           54,531,045           7,318,175             9,001,189           50,327,529
Unit value                                      $18.35              $12.14                $17.24               $15.99
Shares                                      64,171,149           5,704,226            10,419,765           54,132,401
Cost                                    $1,046,702,845         $67,982,014          $114,212,320         $879,263,115

                                           American             American
                                        Growth-Income       High-Income Bond
                                          Series III           Series II
                                     --------------------  -------------------
TOTAL ASSETS
Investments at fair value                $79,059,574          $57,072,545
                                         ===========          ===========
NET ASSETS
Contracts in accumulation                $79,059,574          $57,072,545
Contracts in payout (annuitization)               --                   --
                                         -----------          -----------
Total net assets                         $79,059,574          $57,072,545
                                         ===========          ===========
Units outstanding                          6,612,997            4,169,615
Unit value                                    $11.96               $13.69
Shares                                     5,320,294            5,221,642
Cost                                     $61,265,142          $52,864,594

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                          American              American            American
                                      High-Income Bond       International        International          American New
                                         Series III            Series II            Series III          World Series II
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                 $41,956,986         $646,557,385          $32,941,468           $88,318,846
                                          ===========         ============          ===========           ===========
NET ASSETS
Contracts in accumulation                 $41,956,986         $646,510,163          $32,941,468           $88,318,846
Contracts in payout (annuitization)                --               47,222                   --                    --
                                          -----------         ------------          -----------           -----------
Total net assets                          $41,956,986         $646,557,385          $32,941,468           $88,318,846
                                          ===========         ============          ===========           ===========
Units outstanding                           2,741,483           28,123,148            2,698,737             6,201,476
Unit value                                     $15.30               $22.99               $12.21                $14.24
Shares                                      3,845,736           39,641,777            2,023,432             6,427,864
Cost                                      $40,597,963         $714,436,628          $30,556,111           $72,983,091

                                      American New World
                                         Series III         Balanced Series I
                                     --------------------  --------------------
TOTAL ASSETS                              $2,680,931            $444,462
Investments at fair value                 ==========            ========
NET ASSETS
Contracts in accumulation                 $2,680,931            $444,462
Contracts in payout (annuitization)               --                  --
                                          ----------            --------
Total net assets                           2,680,931            $444,462
                                          ==========            ========
Units outstanding                            198,213              26,947
Unit value                                    $13.53              $16.49
Shares                                       195,403              27,201
Cost                                      $2,071,904            $413,707

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                            Capital
                                                            Blue Chip Growth     Blue Chip Growth        Appreciation
                                      Basic Value Focus         Series I             Series II             Series I
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                $ 8,946,215           $259,340,957         $118,730,598         $171,776,665
                                         ===========           ============         ============         ============
NET ASSETS
Contracts in accumulation                $ 8,946,215           $258,905,009         $118,730,598         $171,469,497
Contracts in payout (annuitization)               --                435,948                   --              307,168
                                         -----------           ------------         ------------         ------------
Total net assets                         $ 8,946,215           $259,340,957         $118,730,598         $171,776,665
                                         ===========           ============         ============         ============
Units outstanding                            381,772             12,612,101            7,825,611           17,221,010
Unit value                               $     23.43           $      20.56         $      15.17         $       9.97
Shares                                       751,152             12,806,961            5,892,337           17,281,355
Cost                                     $10,549,356           $203,418,444         $104,416,447         $155,466,086

                                           Capital             Capital
                                        Appreciation       Appreciation Value    Core Allocation       Core Allocation
                                          Series II            Series II         Plus Series I          Plus Series II
                                     --------------------  --------------------  -----------------    -------------------
TOTAL ASSETS
Investments at fair value                $73,640,663           $312,548,497         $21,488,642          $152,253,507
                                         ===========           ============         ===========          ============
NET ASSETS
Contracts in accumulation                $73,640,663           $312,548,497         $21,488,642          $152,253,507
Contracts in payout (annuitization)               --                     --                  --                    --
                                         -----------           ------------         -----------          ------------
Total net assets                         $73,640,663           $312,548,497         $21,488,642          $152,253,507
                                        ============           ============          ===========         ============
Units outstanding                          4,935,879             24,072,871           1,752,947            12,998,029
Unit value                              $      14.92           $      12.98         $     12.26          $      11.71
Shares                                     7,476,210             27,201,784           1,973,246            13,968,212
Cost                                    $ 64,389,644           $259,170,719         $17,677,086          $120,783,131

                                       Core Allocation
                                           Series I
                                     --------------------
TOTAL ASSETS
Investments at fair value                $10,233,844
                                         ===========
NET ASSETS
Contracts in accumulation                $10,233,844
Contracts in payout (annuitization)               --
                                         -----------
Total net assets                         $10,233,844
                                         ===========
Units outstanding                            629,232
Unit value                               $     16.26
Shares                                       642,426
Cost                                     $ 9,597,340

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                        Core Balanced
                                       Core Allocation       Core Balanced         Core Balanced       Strategy Series
                                          Series II             Series I             Series II               NAV
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                   $68,382,212         $19,080,753         $125,983,980          $3,531,428
                                            ===========         ===========         ============          ==========
NET ASSETS
Contracts in accumulation                   $68,382,212         $19,080,753         $125,983,980          $3,531,428
Contracts in payout (annuitization)                  --                  --                   --                  --
                                            -----------         -----------         ------------          ----------
Total net assets                            $68,382,212         $19,080,753         $125,983,980          $3,531,428
                                            ===========         ===========         ============          ==========
Units outstanding                             4,170,840           1,163,837            7,593,444             236,823
Unit value                                  $     16.40         $     16.39         $      16.59          $    14.91
Shares                                        4,292,669           1,162,752            7,667,923             240,889
Cost                                        $64,605,617         $17,647,034         $116,202,520          $3,313,497

                                                            Core Disciplined
                                                              Diversification      Core Fundamental    Core Fundamental
                                     Core Bond Series II       Series II         Holdings Series II   Holdings Series III
                                     --------------------  -------------------  --------------------  --------------------
TOTAL ASSETS                             $12,759,623          $137,776,253          $207,376,559          $19,707,379
Investments at fair value                ===========          ============          ============          ===========

NET ASSETS
Contracts in accumulation                $12,759,623          $137,776,253          $207,376,559          $19,707,379
Contracts in payout (annuitization)               --                    --                    --                   --
                                         -----------          ------------         -------------         ------------
Total net assets                         $12,759,623          $137,776,253          $207,376,559         $ 19,707,379
                                         ===========          ============         =============         ============
Units outstanding                            832,592             8,099,043            13,036,021            1,248,298
Unit value                              $      15.33          $      17.01          $      15.91         $      15.79
Shares                                       932,721             8,171,782            13,175,131            1,253,650
Cost                                     $12,472,974          $127,311,596          $193,123,703         $ 18,323,648


                                        Core Global
                                       Diversification
                                          Series II
                                     --------------------
TOTAL ASSETS
Investments at fair value                $256,911,318
                                         ============
NET ASSETS
Contracts in accumulation                $256,911,318
Contracts in payout (annuitization)                --
                                         ------------
Total net assets                         $256,911,318
                                         ============
Units outstanding                          15,839,532
Unit value                                     $16.22
Shares                                     16,036,911
Cost                                     $244,776,360

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                             Core Global                                    Disciplined
                           Diversification  Core Strategy  Core Strategy  Diversification  DWS Equity 500  Equity-Income
                              Series III      Series II      Series NAV      Series II          Index         Series I
                           ---------------  -------------  -------------  ---------------  --------------  -------------
TOTAL ASSETS
Investments at fair value    $16,128,240     $623,297,898    $7,020,193     $231,251,430     $15,949,563    $263,326,216
                             ===========     ============    ==========     ============     ===========    ============
NET ASSETS
Contracts in accumulation    $16,128,240     $623,288,054    $7,020,193     $231,251,430     $15,942,573    $262,753,228
Contracts in payout
   (annuitization)                    --            9,844            --               --           6,990         572,988
                             -----------     ------------    ----------     ------------     -----------    ------------
Total net assets             $16,128,240     $623,297,898    $7,020,193     $231,251,430     $15,949,563    $263,326,216
                             ===========     ============    ==========     ============     ===========    ============
Units outstanding              1,002,873       46,039,851       442,179       18,143,084         817,237       9,698,477
Unit value                   $     16.08     $      13.54    $    15.88     $      12.75     $     19.52    $      27.15
Shares                         1,008,015       49,078,575       554,080       18,755,185       1,212,895      18,985,308
Cost                         $15,323,484     $563,994,712    $6,277,487     $169,688,956     $15,647,046    $292,360,484

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                   Founding        Founding
                           Equity-Income      Financial      Financial Services   Allocation  Allocation Series  Fundamental Value
                             Series II    Services Series I       Series II        Series I           II              Series I
                           -------------  -----------------  ------------------  -----------  -----------------  -----------------
TOTAL ASSETS
Investments at fair value   $153,299,569     $15,858,482         $27,065,009     $46,365,557    $1,242,477,961      $350,229,792
                            ============     ===========         ===========     ===========    ==============      ============
NET ASSETS
Contracts in accumulation   $153,299,569     $15,858,482         $27,044,560     $46,365,557    $1,242,477,961      $349,584,376
Contracts in payout
   (annuitization)                    --              --              20,449              --                --           645,416
                            ------------     -----------         -----------     -----------    --------------      ------------
Total net assets            $153,299,569     $15,858,482         $27,065,009     $46,365,557    $1,242,477,961      $350,229,792
                            ============     ===========         ===========     ===========    ==============      ============
Units outstanding             10,031,313       1,177,395           1,905,931       3,738,258       116,260,096        24,123,130
Unit value                  $      15.28     $     13.47         $     14.20     $     12.40    $        10.69      $      14.52
Shares                        11,076,558       1,339,399           2,295,590       4,659,855       124,621,661        24,474,479
Cost                        $158,101,505     $13,785,568         $23,250,338     $37,571,592    $1,350,838,946      $261,687,490

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           Fundamental Value                     Global Bond Series   Global Bond  Global Trust  Global Trust
                               Series II      Global Allocation           I            Series II     Series I      Series II
                           -----------------  -----------------  ------------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value     $295,598,627        $1,042,369         $74,033,589     $176,267,228  $153,628,071   $28,926,453
                              ============        ==========         ===========     ============  ============   ===========
NET ASSETS
Contracts in accumulation     $295,598,405        $1,042,369         $73,993,939     $176,224,794  $153,461,876   $28,845,521
Contracts in payout
   (annuitization)                     222                --              39,650           42,434       166,195        80,932
                              ------------        ----------         -----------     ------------  ------------   -----------
Total net assets              $295,598,627        $1,042,369         $74,033,589     $176,267,228  $153,628,071   $28,926,453
                              ============        ==========         ===========     ============  ============   ===========
Units outstanding               19,503,761            63,663           2,708,334        8,787,208     8,540,014     1,903,905
Unit value                    $      15.16        $    16.37         $     27.34     $      20.06  $      17.99   $     15.19
Shares                          20,685,698            64,623           5,730,154       13,727,977    10,609,673     2,003,217
Cost                          $284,608,609        $  804,436         $74,230,278     $177,656,632  $138,230,014   $34,117,648

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           Health Sciences  Health Sciences  High Income   High Yield   High Yield   International Core
                              Series I         Series II      Series II     Series I     Series II        Series I
                           ---------------  ---------------  -----------  -----------  ------------  ------------------
TOTAL ASSETS
Investments at fair value    $39,069,026      $50,728,339    $21,157,800  $61,746,763  $ 81,173,525      $35,235,824
                             ===========      ===========    ===========  ===========  ============      ===========
NET ASSETS
Contracts in accumulation    $39,066,320      $50,728,036    $21,157,800  $61,662,969  $ 81,104,482      $35,143,570
Contracts in payout
   (annuitization)                 2,706              303             --       83,794        69,043           92,254
                             -----------      -----------    -----------  -----------  ------------      -----------
Total net assets             $39,069,026      $50,728,339    $21,157,800  $61,746,763  $ 81,173,525      $35,235,824
                             ===========      ===========    ===========  ===========  ============      ===========
Units outstanding              1,906,926        2,390,785      1,686,852    3,165,866     4,143,022        2,397,063
Unit value                   $     20.49      $     21.22    $     12.54  $     19.50  $      19.59      $     14.70
Shares                         2,512,477        3,330,817      2,950,879   10,395,078    13,483,974        3,606,533
Cost                         $34,190,133      $42,848,869    $27,131,323  $75,882,187  $102,347,201      $44,091,229

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                      International  International  International    International
                           International Core  International Equity  Equity Index A   Equity Index  Opportunities        Small
                                Series II        Index A Series I       Series II      Series NAV     Series II    Company Series I
                           ------------------  --------------------  --------------  -------------  -------------  ----------------
TOTAL ASSETS
Investments at fair value      $26,532,534          $31,951,350        $37,022,915    $23,430,507    $35,028,799      $46,828,834
                               ===========          ===========        ===========    ===========    ===========      ===========
NET ASSETS
Contracts in accumulation      $26,506,195          $31,907,841        $37,022,915    $23,408,362    $35,028,799      $46,811,646
Contracts in payout
   (annuitization)                  26,339               43,509                 --         22,145             --           17,188
                               -----------          -----------        -----------    -----------    -----------      -----------
Total net assets               $26,532,534          $31,951,350        $37,022,915    $23,430,507    $35,028,799      $46,828,834
                               ===========          ===========        ===========    ===========    ===========      ===========
Units outstanding                1,664,456            1,662,444          1,997,980      2,165,506      2,260,528        3,157,022
Unit value                     $     15.94          $     19.22        $     18.53    $     10.82    $     15.50      $     14.83
Shares                           2,693,658            2,886,301          3,341,418      1,470,842      2,773,460        4,459,889
Cost                           $31,090,732          $37,935,764        $43,717,400    $27,090,258    $31,798,120      $40,407,875

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           International                                                        Investment
                           Small Company   International   International   Investment Quality  Quality Bond
                             Series II    Value Series I  Value Series II     Bond Series I     Series II    Large Cap Series I
                           -------------  --------------  ---------------  ------------------  ------------  ------------------
TOTAL ASSETS
Investments at fair value   $30,455,967    $123,081,173     $118,156,444      $175,113,209     $129,806,350     $125,850,072
                            ===========    ============     ============      ============     ============     ============
NET ASSETS
Contracts in accumulation   $30,455,967    $122,953,410     $118,103,711      $174,759,320     $129,806,350     $125,627,143
Contracts in payout
   (annuitization)                   --         127,763           52,733           353,889               --          222,929
                            -----------    ------------     ------------      ------------     ------------     ------------
Total net assets            $30,455,967    $123,081,173     $118,156,444      $175,113,209     $129,806,350     $125,850,072
                            ===========    ============     ============      ============     ============     ============
Units outstanding             2,060,195       6,981,981        6,118,995         9,829,080        7,579,754        9,393,946
Unit value                  $     14.78    $      17.63     $      19.31      $      17.82     $      17.13     $      13.40
Shares                        2,900,568      10,171,998        9,781,163        15,496,744       11,477,131       10,182,045
Cost                        $26,478,600    $151,118,306     $141,295,159      $171,485,852     $128,894,260     $155,309,987

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                            Lifestyle     Lifestyle
                            Large Cap   Large Cap Value  Large Cap Value   Aggressive    Aggressive   Lifestyle Balanced
                            Series II       Series I        Series II       Series I      Series II        Series I
                           -----------  ---------------  ---------------  ------------  ------------  ------------------
TOTAL ASSETS
Investments at fair value  $ 9,264,372    $18,618,092      $20,765,263    $103,196,685  $188,589,090     $699,738,018
                           ===========    ===========      ===========    ============  ============     ============
NET ASSETS
Contracts in accumulation  $ 9,264,155    $18,618,092      $20,763,442    $103,196,455  $188,589,090     $699,597,440
Contracts in payout
   (annuitization)                 217             --            1,821             230            --          140,578
                           -----------    -----------      -----------    ------------  ------------     ------------
Total net assets           $ 9,264,372    $18,618,092      $20,765,263    $103,196,685  $188,589,090     $699,738,018
                           ===========    ===========      ===========    ============  ============     ============
Units outstanding              704,457        994,260        1,126,491       6,183,737    11,278,274       40,353,556
Unit value                 $     13.15    $     18.73      $     18.43    $      16.69  $      16.72     $      17.34
Shares                         751,368      1,120,222        1,252,428      12,358,884    22,639,747       59,602,897
Cost                       $10,163,130    $21,600,883      $23,616,190    $109,826,500  $207,623,840     $687,379,182

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                 Lifestyle      Lifestyle
                                Lifestyle      Conservative   Conservative   Lifestyle Growth  Lifestyle Growth      Lifestyle
                           Balanced Series II    Series I       Series II        Series I          Series II     Moderate Series I
                           ------------------  ------------  --------------  ----------------  ----------------  -----------------
TOTAL ASSETS
Investments at fair value   $ 9,859,909,037   $220,273,901   $2,342,621,033     $595,817,023    $12,206,252,598    $265,027,006
                            ===============   ============   ==============     ============    ===============    ============
NET ASSETS
Contracts in accumulation   $ 9,859,254,997   $220,143,301   $2,342,621,033     $594,988,916    $12,206,181,454    $263,216,485
Contracts in payout
   (annuitization)                  654,040        130,600               --          828,107             71,144       1,810,521
                            ---------------   ------------   --------------     ------------    ---------------    ------------
Total net assets            $ 9,859,909,037   $220,273,901   $2,342,621,033     $595,817,023    $12,206,252,598    $265,027,006
                            ===============   ============   ==============     ============    ===============    ============
Units outstanding               606,988,062     11,547,707      141,829,250       36,719,632        778,123,464      14,331,890
Unit value                  $         16.24   $      19.08   $        16.52     $      16.23    $         15.69    $      18.49
Shares                          843,448,164     17,523,779      187,259,875       52,173,119      1,070,723,912      22,067,195
Cost                        $10,277,872,583   $203,693,566   $2,143,399,810     $590,030,483    $13,223,808,783    $249,527,626

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                     Lifestyle Moderate  Mid Cap Index  Mid Cap Index  Mid Cap Stock  Mid Cap Stock     Mid Value
                                          Series II         Series I      Series II       Series I      Series II       Series I
                                     ------------------  -------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS
Investments at fair value              $2,947,541,565     $41,948,523    $81,259,636    $183,428,550   $117,686,505    $82,548,250
                                       ==============     ===========    ===========    ============   ============    ===========
NET ASSETS
Contracts in accumulation              $2,947,540,031     $41,938,452    $81,251,385    $183,391,755   $117,686,205    $82,468,267
Contracts in payout (annuitization)             1,534          10,071          8,251          36,795            300         79,983
                                       --------------     -----------     ----------    ------------   ------------    -----------
Total net assets                       $2,947,541,565     $41,948,523    $81,259,636    $183,428,550   $117,686,505    $82,548,250
                                       ==============     ===========    ===========    ============   ============    ===========
Units outstanding                         182,150,799       1,987,088      4,171,865      10,955,501      5,660,485      4,753,528
Unit value                             $        16.18     $     21.11    $     19.48    $      16.74   $      20.79    $     17.37
Shares                                    246,449,964       2,364,629      4,590,940      12,981,497      8,503,360      7,423,404
Cost                                   $2,845,586,930     $36,889,795    $71,447,716    $181,137,145   $111,466,063    $56,018,077

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                       Money Market                      Natural
                                         Mid Value        Money Market   Money Market     Trust B     Mutual Shares     Resources
                                          Series II        Series I       Series II      Series NAV      Series I       Series II
                                     ------------------  -------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS
Investments at fair value               $93,543,848       $176,238,503   $826,856,225   $26,235,859    $172,165,587   $174,978,526
                                        ===========       ============   ============   ===========    ============   ============
NET ASSETS:
Contracts in accumulation               $93,543,848       $176,054,820   $826,605,252   $26,235,859    $172,165,587   $174,802,273
Contracts in payout (annuitization)              --            183,683        250,973            --              --        176,253
                                        -----------       ------------   ------------   -----------    ------------   ------------
Total net assets                        $93,543,848       $176,238,503   $826,856,225   $26,235,859    $172,165,587   $174,978,526
                                        ===========       ============   ============   ===========    ============   ============
Units outstanding                         5,480,922         11,384,953     65,834,885     2,097,486      14,733,437      4,483,909
Unit value                              $     17.07       $      15.48   $      12.56   $     12.51    $      11.69   $      39.02
Shares                                    8,412,217        176,238,503    826,856,225    26,235,859      17,496,503     13,865,176
Cost                                    $63,599,961       $176,238,503   $826,856,225   $26,235,859    $139,150,352   $113,464,741

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                           Optimized                    Real Estate    Real Estate   Real Return
                                     Optimized All Cap       Value          PIMCO       Securities      Securities       Bond
                                         Series II         Series II      All Asset      Series I      Series II      Series II
                                     ------------------  -------------  -------------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value               $63,655,323       $11,584,339    $31,946,884    $55,339,432    $72,145,442   $77,015,800
                                        ===========       ===========    ===========    ===========    ===========   ===========
NET ASSETS:
Contracts in accumulation               $63,655,323       $11,578,833    $31,946,884    $55,247,680    $72,127,173   $76,995,605
Contracts in payout (annuitization)              --             5,506             --         91,752         18,269        20,195
                                        -----------       -----------    -----------    -----------    -----------   -----------
Total net assets                        $63,655,323       $11,584,339    $31,946,884    $55,339,432    $72,145,442   $77,015,800
                                        ===========       ===========    ===========    ===========    ===========   ===========
Units outstanding                         3,600,142           850,818      1,849,601      1,872,263      3,033,454     4,727,373
Unit value                              $     17.68       $     13.62    $     17.27    $     29.56    $     23.78   $     16.29
Shares                                    4,942,184         1,170,135      2,888,507      4,867,144      6,334,104     6,720,401
Cost                                    $77,727,986       $15,391,016    $31,095,530    $50,073,761    $61,161,312   $81,564,499

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         Short Term     Short Term
                                          Science &        Science &     Government     Government      Small Cap     Small Cap
                                         Technology       Technology       Income         Income         Growth        Growth
                                          Series I         Series II      Series I       Series II      Series I      Series II
                                        -------------     -----------    -----------    -----------    ----------    -----------
TOTAL ASSETS
Investments at fair value               $113,407,716      $53,799,402    $81,022,325    $74,873,928     $203,460     $33,603,888
                                        ============      ===========    ===========    ===========     ========     ===========
NET ASSETS:
Contracts in accumulation               $113,305,310      $53,798,668    $80,919,004    $74,817,860     $203,460     $33,603,888
Contracts in payout (annuitization)          102,406              734        103,321         56,068           --              --
                                        ------------     ------------    -----------    -----------     --------     -----------
Total net assets                        $113,407,716      $53,799,402    $81,022,325    $74,873,928     $203,460     $33,603,888
                                        ============      ===========    ===========    ===========     ========     ===========
Units outstanding                          8,373,854        3,165,493      6,421,693      5,946,931       15,250       1,880,038
Unit value                              $      13.54      $     17.00    $     12.62    $     12.59     $  13.34     $     17.87
Shares                                     6,706,547        3,225,384      6,271,078      5,790,714       20,105       3,367,123
Cost                                    $ 79,000,491      $39,665,172    $80,882,291    $74,770,134     $168,945     $25,099,222

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                               Small Cap      Small Cap
                           Small Cap Index  Small Cap Index  Opportunities  Opportunities  Small Cap Value  Small Cap Value
                               Series I        Series II        Series I      Series II       Series I         Series II
                           ---------------  ---------------  -------------  -------------  ---------------  ---------------
TOTAL ASSETS
Investments at fair value    $18,602,242      $64,424,978     $33,857,311    $34,524,461       $416,303       $49,173,911
                             ===========      ===========     ===========    ===========       ========       ===========
NET ASSETS:
Contracts in accumulation    $18,595,501      $64,399,401     $33,849,736    $34,524,461       $416,303       $49,172,210
Contracts in payout
   (annuitization)                 6,741           25,577           7,575             --             --             1,701
                             -----------      -----------     -----------    -----------       --------       -----------
Total net assets             $18,602,242      $64,424,978     $33,857,311    $34,524,461       $416,303       $49,173,911
                             ===========      ===========     ===========    ===========       ========       ===========
Units outstanding              1,068,443        3,569,664       1,570,258      1,696,568         26,807         2,769,478
Unit value                   $     17.41      $     18.05     $     21.56    $     20.35       $  15.53       $     17.76
Shares                         1,327,783        4,611,666       1,729,178      1,775,950         22,027         2,607,312
Cost                         $17,650,849      $65,740,164     $32,476,529    $30,804,580       $290,886       $38,517,032


        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                               Strategic Income  Strategic Income
                            Small Company   Small Company   Smaller Company   Smaller Company    Opportunities    Opportunities
                           Value Series I  Value Series II  Growth Series I  Growth Series II       Series I         Series II
                           --------------  ---------------  ---------------  ----------------  ----------------  ----------------
TOTAL ASSETS
Investments at fair value   $77,464,248      $79,849,833      $38,475,742       $23,082,682       $74,817,907       $78,797,970
                            ===========      ===========      ===========       ===========       ===========       ===========
NET ASSETS:
Contracts in accumulation   $77,342,202      $79,849,833      $38,449,620       $23,082,682       $74,761,341       $78,797,970
Contracts in payout
   (annuitization)              122,046               --           26,122                --            56,566                --
                            -----------      -----------      -----------       -----------       -----------       -----------
Total net assets            $77,464,248      $79,849,833      $38,475,742       $23,082,682       $74,817,907       $78,797,970
                            ===========      ===========      ===========       ===========       ===========       ===========
Units outstanding             3,137,803        3,907,714        2,377,741         1,432,916         4,069,460         4,425,957
Unit value                  $     24.69      $     20.43      $     16.18       $     16.11       $     18.39       $     17.80
Shares                        4,538,034        4,716,470        2,187,364         1,315,253         5,344,136         5,620,397
Cost                        $77,242,307      $78,006,418      $30,027,630       $18,315,557       $78,914,409       $82,371,101

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                                                   Total Stock
                           Total Bond Market   Total Bond Market  Total Return  Total Return  Total Stock Market  Market Index
                           Trust A Series II  Trust A Series NAV    Series I      Series II     Index Series I      Series II
                           -----------------  ------------------  ------------  ------------  ------------------  ------------
TOTAL ASSETS
Investments at fair value     $40,747,472         $85,281,810     $234,958,922  $310,048,956      $13,294,922      $39,945,478
                              ===========         ===========     ============  ============      ===========      ===========
NET ASSETS:
Contracts in accumulation     $40,747,472         $85,281,810     $234,840,982  $309,891,623      $13,233,787      $39,880,643
Contracts in payout
   (annuitization)                     --                  --          117,940       157,333           61,135           64,835
                              -----------         -----------     ------------  ------------      -----------      -----------
Total net assets              $40,747,472         $85,281,810     $234,958,922  $310,048,956      $13,294,922      $39,945,478
                              ===========         ===========     ============  ============      ===========      ===========
Units outstanding               3,043,431           6,261,790       11,096,418    17,037,465        1,104,523        2,546,504
Unit value                    $     13.39         $     13.62     $      21.17  $      18.20      $     12.04      $     15.69
Shares                          2,948,442           6,179,841       16,260,133    21,471,534        1,135,348        3,419,990
Cost                          $41,886,420         $85,950,095     $226,054,228  $300,145,645      $12,837,750      $41,675,603

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                            Ultra Short     Ultra Short
                               Term            Term        Utilities    Utilities      Value         Value
                           Bond Series I  Bond Series II    Series I    Series II     Series I     Series II
                           -------------  --------------  -----------  -----------  ------------  -----------
TOTAL ASSETS
Investments at fair value     $677,300      $35,417,887   $22,950,840  $26,637,339  $104,427,585  $31,318,089
                              ========      ===========   ===========  ===========  ============  ===========
NET ASSETS:
Contracts in accumulation     $677,300      $35,417,887   $22,939,579  $26,637,339  $104,221,028  $31,318,089
Contracts in payout
   (annuitization)                  --               --        11,261           --       206,557           --
                              --------      -----------   -----------  -----------  ------------  -----------
Total net assets              $677,300      $35,417,887   $22,950,840  $26,637,339  $104,427,585  $31,318,089
                              ========      ===========   ===========  ===========  ============  ===========
Units outstanding               54,305        2,854,429     1,163,379      907,563     5,103,953    1,627,685
Unit value                    $  12.47      $     12.41   $     19.73  $     29.35  $      20.46  $     19.24
Shares                          54,798        2,865,525     1,975,115    2,310,264     6,287,031    1,891,189
Cost                          $682,738      $35,723,253   $23,332,280  $27,128,965  $ 97,171,571  $26,640,225

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                              Value
                           Opportunities
                           --------------
TOTAL ASSETS
Investments at fair value     $4,893,343
                              ==========
NET ASSETS:
Contracts in accumulation     $4,893,343
Contracts in payout
   (annuitization)                    --
                              ----------
Total net assets              $4,893,343
                              ==========
Units outstanding                142,766
Unit value                    $    34.28
Shares                           277,715
Cost                          $5,478,854

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         500
                               Index Fund B Series NAV     500 Index Series I         500 Index Series II
                              ------------------------  -------------------------  ------------------------
                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions
      received                $   838,831  $   998,910  $   712,647  $    798,875  $   520,250  $   603,615
Expenses:
   Mortality and expense
      risk and
      administrative charges     (760,459)    (700,288)    (778,909)     (741,247)    (718,132)    (650,472)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net investment income (loss)       78,372      298,622      (66,262)       57,628     (197,882)     (46,857)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --            --           --           --
   Net realized gain (loss)    (2,599,082)  (4,145,698)    (622,386)   (4,506,477)     (34,566)  (1,785,917)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses)        (2,599,082)  (4,145,698)    (622,386)   (4,506,477)     (34,566)  (1,785,917)
                              -----------  -----------  -----------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during
   the period                   8,516,018   14,100,729    6,898,924    14,750,211    5,442,075   10,748,760
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,995,308   10,253,653    6,210,276    10,301,362    5,209,627    8,915,986
                              -----------  -----------  -----------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              239,256      240,893      358,643       211,492      121,729      279,702
                              -----------  -----------  -----------  ------------  -----------  -----------
   Transfers between
      sub-accounts and the
      company                  (2,081,827)    (927,366)   4,795,947    (5,631,954)  (1,296,032)    (313,636)
   Withdrawals                 (4,249,603)  (2,636,543)  (5,465,486)   (5,559,814)  (3,779,084)  (2,417,930)
   Annual contract fee           (288,659)    (308,144)    (192,529)     (215,712)    (205,816)    (217,443)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,380,833)  (3,631,160)    (503,425)  (11,195,988)  (5,159,203)  (2,669,307)
                              -----------  -----------  -----------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        (385,525)   6,622,493    5,706,851      (894,626)      50,424    6,246,679
Contract owners' equity at
   beginning of period         50,844,059   44,221,566   52,556,231    53,450,857   45,925,356   39,678,677
                              -----------  -----------  -----------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $50,458,534  $50,844,059  $58,263,082  $ 52,556,231  $45,975,780  $45,925,356
                              ===========  ===========  ===========  ============  ===========  ===========

                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period      5,401,407    5,843,640    5,498,354     6,938,793    3,663,218    3,916,772
Units issued                       93,957      333,966      851,694       700,589      143,192      514,540
Units redeemed                    755,731      776,199      940,625     2,141,028      543,235      768,094
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, end of period            4,739,633    5,401,407    5,409,423     5,498,354    3,263,175    3,663,218
                              ===========  ===========  ===========  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 500 Index Series NAV       Active Bond Series I        Active Bond Series II
                              -------------------------  --------------------------  --------------------------
                                  2010          2009         2010          2009          2010          2009
                              ------------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $  1,656,401  $   579,362  $  4,535,404  $  4,542,090  $ 21,507,470  $ 20,504,593
Expenses:
   Mortality and expense
      risk and
      administrative charges      (739,998)    (131,865)     (945,422)     (957,918)   (5,056,034)   (4,662,260)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)       916,403      447,497     3,589,982     3,584,172    16,451,436    15,842,333
                              ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --            --            --            --            --
   Net realized gain (loss)      2,156,905      193,582       382,045    (1,997,718)    1,185,687    (6,300,198)
                              ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)          2,156,905      193,582       382,045    (1,997,718)    1,185,687    (6,300,198)
                              ------------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   10,869,867    3,904,167     3,422,104    11,663,091    17,181,260    48,040,578
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,943,175    4,545,246     7,394,131    13,249,545    34,818,383    57,582,713
                              ------------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            30,990,275   37,276,523        99,144        96,236     1,233,293     1,839,340
   Transfers between
      sub-accounts and the
      company                   30,778,523    7,470,843    (2,985,315)   (1,473,096)   (5,292,300)    5,720,051
   Withdrawals                  (2,349,485)     (43,257)  (10,037,023)  (10,011,733)  (32,022,618)  (21,363,978)
   Annual contract fee          (1,543,904)  (1,177,871)     (104,966)     (107,434)   (1,211,209)   (1,281,837)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 57,875,409   43,526,238   (13,028,160)  (11,496,027)  (37,292,834)  (15,086,424)
                              ------------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       71,818,584   48,071,484    (5,634,029)    1,753,518    (2,474,451)   42,496,289
Contract owners' equity at
   beginning of period          48,071,484           --    66,650,000    64,896,482   317,842,165   275,345,876
                              ------------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $119,890,068  $48,071,484  $ 61,015,971  $ 66,650,000  $315,367,714  $317,842,165
                              ============  ===========  ============  ============  ============  ============

                                  2010          2009         2010          2009          2010          2009
                              ------------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period       3,111,404           --     4,629,413     5,542,442    22,493,252    23,846,814
Units issued                     4,244,472    3,191,284       382,702       322,366     2,103,112     2,179,147
Units redeemed                     526,518       79,880     1,237,116     1,235,395     4,648,234     3,532,709
                              ------------  -----------  ------------  ------------  ------------  ------------
Units, end of period             6,829,358    3,111,404     3,774,999     4,629,413    19,948,130    22,493,252
                              ============  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                All Cap Core Series I    All Cap Core Series II      All Cap Growth Series I
                              ------------------------  ------------------------   --------------------------
                                  2010         2009         2010         2009          2010          2009
                              -----------  -----------  -----------  -----------   ------------  ------------
Income:
   Dividend distributions
      received                $   487,384  $   741,852  $    60,669  $   103,037   $    150,479  $    496,760
Expenses:
   Mortality and expense
      risk and
      administrative charges     (703,161)    (692,122)    (120,042)    (117,006)      (358,393)   (1,055,630)
                              -----------  -----------  -----------  -----------   ------------  ------------
Net investment income (loss)     (215,777)      49,730      (59,373)     (13,969)      (207,914)     (558,870)
                              -----------  -----------  -----------  -----------   ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --           --             --            --
   Net realized gain (loss)     1,844,254       33,795     (460,694)    (676,315)     4,860,094    (1,992,640)
                              -----------  -----------  -----------  -----------   ------------  ------------
Realized gains (losses)         1,844,254       33,795     (460,694)    (676,315)     4,860,094    (1,992,640)
                              -----------  -----------  -----------  -----------   ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   3,468,174   11,082,174    1,270,654    2,451,116     (1,668,817)   15,009,820
                              -----------  -----------  -----------  -----------   ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              5,096,651   11,165,699      750,587    1,760,832      2,983,363    12,458,310
                              -----------  -----------  -----------  -----------   ------------  ------------
Changes from principal
   transactions:
   Purchase payments              160,273      167,076       35,023       32,117        112,291       335,793
   Transfers between
      sub-accounts and the
      company                  (2,391,553)  (3,335,426)    (333,163)    (404,536)   (75,552,023)   (6,213,835)
   Withdrawals                 (4,968,989)  (4,971,067)    (898,573)    (621,068)    (3,140,498)   (7,276,749)
   Annual contract fee           (116,785)    (127,468)     (40,365)     (46,596)       (69,449)     (211,174)
                              -----------  -----------  -----------  -----------   ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,317,054)  (8,266,885)  (1,237,078)  (1,040,083)   (78,649,679)  (13,365,965)
                              -----------  -----------  -----------  -----------   ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      (2,220,403)   2,898,814     (486,491)     720,749    (75,666,316)     (907,655)
Contract owners' equity at
   beginning of period         51,277,494   48,378,680    8,269,956    7,549,207     75,666,316    76,573,971
                              -----------  -----------  -----------  -----------   ------------  ------------
Contract owners' equity at
   end of period              $49,057,091  $51,277,494  $ 7,783,465  $ 8,269,956   $         --  $ 75,666,316
                              ===========  ===========  ===========  ===========   ============  ============

                                  2010         2009         2010         2009          2010          2009
                              -----------  -----------  -----------  -----------   ------------  ------------
Units, beginning of period      3,691,104    4,404,983      591,460      681,898      5,758,773     6,912,443
Units issued                       67,222       76,938       30,073       21,818         34,973       176,602
Units redeemed                    575,669      790,817      120,244      112,256      5,793,746     1,330,272
                              -----------  -----------  -----------  -----------   ------------  ------------
Units, end of period            3,182,657    3,691,104      501,289      591,460             --     5,758,773
                              ===========  ===========  ===========  ===========   ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                               All Cap Growth Series II   All Cap Value Series I    All Cap Value Series II
                              -------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $     12,665  $    53,703  $    94,675  $   134,694  $    41,212  $    80,276
Expenses:
   Mortality and expense
      risk and
      administrative charges       (58,734)    (165,990)    (397,680)    (392,912)    (439,882)    (410,476)
                              ------------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)       (46,069)    (112,287)    (303,005)    (258,218)    (398,670)    (330,200)
                              ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --           --           --           --           --
   Net realized gain (loss)     (1,317,700)    (533,998)  (1,913,701)  (7,804,102)  (3,068,061)  (6,565,923)
                              ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)         (1,317,700)    (533,998)  (1,913,701)  (7,804,102)  (3,068,061)  (6,565,923)
                              ------------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during
   the period                    1,817,389    2,506,818    6,263,750   13,744,172    7,603,668   12,569,912
                              ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                 453,620    1,860,533    4,047,044    5,681,852    4,136,937    5,673,789
                              ------------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                25,125       81,048      233,481      495,901      147,738      140,676
   Transfers between
      sub-accounts and the
      company                  (11,924,224)    (328,131)  (2,439,017)  (1,606,556)  (1,065,995)  (1,056,837)
   Withdrawals                    (202,334)    (654,475)  (3,059,664)  (2,771,987)  (2,723,675)  (1,876,276)
   Annual contract fee             (16,277)     (55,228)     (88,840)     (97,882)    (109,496)    (122,535)
                              ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,117,710)    (956,786)  (5,354,040)  (3,980,524)  (3,751,428)  (2,914,972)
                              ------------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (11,664,090)     903,747   (1,306,996)   1,701,328      385,509    2,758,817
Contract owners' equity at
   beginning of period          11,664,090   10,760,343   28,465,757   26,764,429   28,320,941   25,562,124
                              ------------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $         --  $11,664,090  $27,158,761  $28,465,757  $28,706,450  $28,320,941
                              ============  ===========  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period       1,055,350    1,159,235    1,909,806    2,222,846    1,786,802    2,008,606
Units issued                         5,241       82,583      114,738      243,752      119,576      185,228
Units redeemed                   1,060,591      186,468      453,393      556,792      347,972      407,032
                              ------------  -----------  -----------  -----------  -----------  -----------
Units, end of period                    --    1,055,350    1,571,151    1,909,806    1,558,406    1,786,802
                              ============  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    American Asset                American Asset                 American Asset
                                  Allocation Series I          Allocation Series II          Allocation Series III
                              --------------------------  ------------------------------  ---------------------------
                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions
      received                $  2,397,153  $  2,973,753  $   18,037,300  $   21,212,688  $  2,792,653  $  3,071,490
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,295,646)   (1,559,309)    (18,993,914)    (16,073,485)   (1,253,899)     (861,232)
                              ------------  ------------  --------------  --------------  ------------  ------------
Net investment income (loss)       101,507     1,414,444        (956,614)      5,139,203     1,538,754     2,210,258
                              ------------  ------------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received        57,883            --         465,475      25,200,552        52,532     2,031,254
   Net realized gain (loss)      5,035,545     2,117,430     (28,011,105)    (26,382,808)   (1,563,796)     (742,095)
                              ------------  ------------  --------------  --------------  ------------  ------------
Realized gains (losses)          5,093,428     2,117,430     (27,545,630)     (1,182,256)   (1,511,264)    1,289,159
                              ------------  ------------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   10,105,123    25,367,574     151,470,441     228,325,765    15,881,882    22,139,091
                              ------------  ------------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              15,300,058    28,899,448     122,968,197     232,282,712    15,909,372    25,638,508
                              ------------  ------------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               351,991       189,712      32,571,132     186,857,383     4,113,553    31,406,784
   Transfers between
      sub-accounts and the
      company                   (3,720,762)  140,304,932     (58,380,645)    125,433,782    (4,598,047)   54,802,810
   Withdrawals                 (19,273,614)   (2,992,233)    (48,930,899)    (37,895,039)   (4,518,667)   (1,642,627)
   Annual contract fee            (265,405)     (180,628)     (8,351,638)     (6,470,340)     (879,116)   (1,312,816)
                              ------------  ------------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (22,907,790)  137,321,783     (83,092,050)    267,925,786    (5,882,277)   83,254,151
                              ------------  ------------  --------------  --------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (7,607,732)  166,221,231      39,876,147     500,208,498    10,027,095   108,892,659
Contract owners' equity at
   beginning of period         166,221,231            --   1,272,060,357     771,851,859   143,081,118    34,188,459
                              ------------  ------------  --------------  --------------  ------------  ------------
Contract owners' equity at
   end of period              $158,613,499  $166,221,231  $1,311,936,504  $1,272,060,357  $153,108,213  $143,081,118
                              ============  ============  ==============  ==============  ============  ============

                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  ------------  ------------
Units, beginning of period      15,780,832            --     121,061,600      89,206,351    12,626,075     3,702,897
Units issued                       301,046    17,890,867       2,682,915      39,567,417       474,094     9,197,582
Units redeemed                   2,445,376     2,110,035      10,473,166       7,712,168       988,196       274,404
                              ------------  ------------  --------------  --------------  ------------  ------------
Units, end of period            13,636,502    15,780,832     113,271,349     121,061,600    12,111,973    12,626,075
                              ============  ============  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                  American Blue-Chip         American Blue-Chip
                              Income & Growth Series II  Income & Growth Series III    American Bond Series II
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $   798,431  $    924,739  $  2,384,966  $  1,865,479  $ 15,648,216  $ 16,054,618
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,098,175)   (1,017,489)   (1,116,514)     (552,826)  (10,347,653)   (9,660,820)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     (299,744)      (92,750)    1,268,452     1,312,653     5,300,563     6,393,798
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --     4,644,982            --     3,298,963            --            --
   Net realized gain (loss)    (6,734,093)  (11,410,776)      663,667    (1,523,682)  (11,959,583)  (13,665,534)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)        (6,734,093)   (6,765,794)      663,667     1,775,281   (11,959,583)  (13,665,534)
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                  13,632,671    21,551,469    13,682,768    19,200,121    35,012,816    65,883,183
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              6,598,834    14,692,925    15,614,887    22,288,055    28,353,796    58,611,447
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              538,351       530,820    18,055,346    38,063,073     4,991,477    10,755,036
   Transfers between
      sub-accounts and the
      company                     600,132    (2,646,794)   15,123,604    31,993,214     4,292,648    66,548,906
   Withdrawals                 (7,997,276)   (6,280,604)   (4,238,117)     (686,951)  (51,297,658)  (31,351,372)
   Annual contract fee           (224,976)     (243,970)   (1,209,320)   (1,319,756)   (3,466,997)   (3,606,210)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,083,769)   (8,640,548)   27,731,513    68,049,580   (45,480,530)   42,346,360
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        (484,935)    6,052,377    43,346,400    90,337,635   (17,126,734)  100,957,807
Contract owners' equity at
   beginning of period         72,695,308    66,642,931   105,778,584    15,440,949   686,247,710   585,289,903
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $72,210,373  $ 72,695,308  $149,124,984  $105,778,584  $669,120,976  $686,247,710
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      4,709,739     5,409,736     9,829,728     1,817,222    53,291,427    50,087,972
Units issued                      349,933       384,483     3,391,769     8,498,595     6,977,413    10,270,854
Units redeemed                    807,407     1,084,480       768,320       486,089    10,473,874     7,067,399
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            4,252,265     4,709,739    12,453,177     9,829,728    49,794,966    53,291,427
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               American Fundamental          American Fundamental
                               American Bond Series III         Holdings Series II           Holdings Series III
                              --------------------------  ------------------------------  -------------------------
                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  -----------   -----------
Income:
   Dividend distributions
      received                $  5,510,639  $  3,822,969  $   13,895,906  $   14,007,495  $ 1,126,045   $ 1,037,490
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,452,767)     (688,785)    (15,107,600)    (12,632,627)    (521,053)     (342,442)
                              ------------  ------------  --------------  --------------  -----------   -----------
Net investment income (loss)     4,057,872     3,134,184      (1,211,694)      1,374,868      604,992       695,048
                              ------------  ------------  --------------  --------------  -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --              --              --           --            --
   Net realized gain (loss)        424,634      (149,227)    (13,492,637)    (15,227,178)    (568,363)     (295,940)
                              ------------  ------------  --------------  --------------  -----------   -----------
Realized gains (losses)            424,634      (149,227)    (13,492,637)    (15,227,178)    (568,363)     (295,940)
                              ------------  ------------  --------------  --------------  -----------   -----------
Unrealized appreciation
   (depreciation) during
   the period                    3,378,051     5,716,335      97,379,866     219,712,451    5,507,922     9,945,251
                              ------------  ------------  --------------  --------------  -----------   -----------
Net increase (decrease) in
   contract owners' equity
   from operations               7,860,557     8,701,292      82,675,535     205,860,141    5,544,551    10,344,359
                              ------------  ------------  --------------  --------------  -----------   -----------
Changes from principal
   transactions:
   Purchase payments            25,854,952    48,871,060      24,214,244     191,558,004    1,938,049    12,729,835
   Transfers between
      sub-accounts and the
      company                   35,222,989    62,781,011     (35,065,136)     80,568,730     (611,111)   20,467,460
   Withdrawals                  (5,741,850)     (867,173)    (33,416,125)    (17,242,863)    (721,902)     (356,532)
   Annual contract fee          (1,657,355)   (1,686,604)     (6,608,266)     (4,684,788)    (369,746)     (476,000)
                              ------------  ------------  --------------  --------------  -----------   -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 53,678,736   109,098,294     (50,875,283)    250,199,083      235,290    32,364,763
                              ------------  ------------  --------------  --------------  -----------   -----------
Total increase (decrease)
   in contract owners'
   equity                       61,539,293   117,799,586      31,800,252     456,059,224    5,779,841    42,709,122
Contract owners' equity at
   beginning of period         136,900,813    19,101,227   1,009,531,594     553,472,370   57,027,889    14,318,767
                              ------------  ------------  --------------  --------------  -----------   -----------
Contract owners' equity at
   end of period              $198,440,106  $136,900,813  $1,041,331,846  $1,009,531,594  $62,807,730   $57,027,889
                              ============  ============  ==============  ==============  ===========   ===========

                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  -----------   -----------
Units, beginning of period      10,975,912     1,708,415      94,706,932      64,803,896    4,975,653     1,576,102
Units issued                     5,227,837     9,347,192       1,457,568      34,168,950      274,318     3,489,771
Units redeemed                   1,116,353        79,695       6,173,868       4,265,914      256,268        90,220
                              ------------  ------------  --------------  --------------  -----------   -----------
Units, end of period            15,087,396    10,975,912      89,990,632      94,706,932    4,993,703     4,975,653
                              ============  ============  ==============  ==============  ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    American Global             American Global           American Global
                               Diversification Series II       Growth Series II          Growth Series III
                              --------------------------  --------------------------  ----------------------
                                  2010          2009          2010          2009         2010        2009
                              ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions
      received                $ 14,314,289  $ 12,192,249  $  1,636,578  $  1,368,011  $   43,346  $   27,161
Expenses:
   Mortality and expense
      risk and
      administrative charges   (12,005,021)  (10,235,102)   (2,715,387)   (2,405,886)    (26,378)    (11,676)
                              ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)     2,309,268     1,957,147    (1,078,809)   (1,037,875)     16,968      15,485
                              ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --            --     9,028,175          --      45,126
   Net realized gain (loss)    (12,986,887)  (22,426,442)   (9,547,530)  (15,812,856)     15,098     (49,868)
                              ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)        (12,986,887)  (22,426,442)   (9,547,530)   (6,784,681)     15,098      (4,742)
                              ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation
   (depreciation) during
   the period                   91,403,222   228,186,107    26,988,459    60,656,051     287,626     435,613
                              ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              80,725,603   207,716,812    16,362,120    52,833,495     319,692     446,356
                              ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal
   transactions:
   Purchase payments            17,675,410   100,672,498     1,458,198     3,460,226     464,056   1,330,221
   Transfers between
      sub-accounts and the
      company                  (37,521,729)   12,197,470    (2,604,650)   (6,318,348)    278,340     360,679
   Withdrawals                 (26,500,204)  (14,004,326)  (11,702,528)   (6,025,063)    (58,797)    (57,044)
   Annual contract fee          (5,239,515)   (4,294,765)   (1,047,485)   (1,075,096)    (12,356)    (34,685)
                              ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (51,586,038)   94,570,877   (13,896,465)   (9,958,281)    671,243   1,599,171
                              ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       29,139,565   302,287,689     2,465,655    42,875,214     990,935   2,045,527
Contract owners' equity at
   beginning of period         806,355,928   504,068,239   182,646,259   139,771,045   2,315,197     269,670
                              ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at
   end of period              $835,495,493  $806,355,928  $185,111,914  $182,646,259  $3,306,132  $2,315,197
                              ============  ============  ============  ============  ==========  ==========

                                  2010          2009          2010          2009         2010        2009
                              ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period      74,544,095    62,575,683    16,434,740    17,516,452     196,896      32,316
Units issued                       991,076    17,175,665     1,738,818     2,301,993      65,040     175,398
Units redeemed                   5,727,456     5,207,253     2,962,355     3,383,705       7,967      10,818
                              ------------  ------------  ------------  ------------  ----------  ----------
Units, end of period            69,807,715    74,544,095    15,211,203    16,434,740     253,969     196,896
                              ============  ============  ============  ============  ==========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 American Global Small     American Global Small
                               Capitalization Series II  Capitalization Series III    American Growth Series II
                              -------------------------  ------------------------  ------------------------------
                                  2010         2009          2010         2009          2010            2009
                              -----------  ------------  -----------  -----------  --------------  --------------
Income:
   Dividend distributions
      received                $   750,866  $        854  $   505,658  $    10,886  $    1,825,584  $      711,462
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,027,062)     (865,890)    (286,372)    (176,102)    (15,363,840)    (14,397,454)
                              -----------  ------------  -----------  -----------  --------------  --------------
Net investment income (loss)     (276,196)     (865,036)     219,286     (165,216)    (13,538,256)    (13,685,992)
                              -----------  ------------  -----------  -----------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      202,086     6,300,353      103,449    1,901,873              --     153,589,405
   Net realized gain (loss)    (6,181,846)  (18,905,249)   2,048,649     (865,764)    (70,523,157)    (85,838,335)
                              -----------  ------------  -----------  -----------  --------------  --------------
Realized gains (losses)        (5,979,760)  (12,604,896)   2,152,098    1,036,109     (70,523,157)     67,751,070
                              -----------  ------------  -----------  -----------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                      18,353,800    38,767,414    4,180,817    9,179,048     234,430,506     233,411,686
                              -----------  ------------  -----------  -----------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations             12,097,844    25,297,482    6,552,201   10,049,941     150,369,093     287,476,764
                              -----------  ------------  -----------  -----------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments              586,857     1,596,561    1,201,330    8,941,214       6,307,068      12,623,131
   Transfers between
      sub-accounts and the
      company                  (2,286,560)    2,106,461   (2,918,837)   7,229,202     (76,522,578)    (83,162,547)
   Withdrawals                 (5,999,366)   (2,635,449)  (1,075,417)    (217,568)    (89,039,776)    (59,286,910)
   Annual contract fee           (341,425)     (340,024)    (198,223)    (321,756)     (4,143,690)     (4,395,722)
                              -----------  ------------  -----------  -----------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (8,040,494)      727,549   (2,991,147)  15,631,092    (163,398,976)   (134,222,048)
                              -----------  ------------  -----------  -----------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                       4,057,350    26,025,031    3,561,054   25,681,033     (13,029,883)    153,254,716
Contract owners' equity at
   beginning of period         69,661,675    43,636,644   30,698,325    5,017,292   1,013,458,102     860,203,386
                              -----------  ------------  -----------  -----------  --------------  --------------
Contract owners' equity at
   end of period              $73,719,025  $ 69,661,675  $34,259,379  $30,698,325  $1,000,428,219  $1,013,458,102
                              ===========  ============  ===========  ===========  ==============  ==============

                                  2010         2009          2010         2009          2010            2009
                              -----------  ------------  -----------  -----------  --------------  --------------
Units, beginning of period      7,182,756     7,111,095    2,977,421      777,248      64,065,633      74,067,311
Units issued                    1,511,368     2,710,394      225,051    2,692,470       2,093,565       2,645,646
Units redeemed                  2,360,645     2,638,733      465,513      492,297      11,628,153      12,647,324
                              -----------  ------------  -----------  -----------  --------------  --------------
Units, end of period            6,333,479     7,182,756    2,736,959    2,977,421      54,531,045      64,065,633
                              ===========  ============  ===========  ===========  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   American Growth        American Growth-Income       American Growth-Income
                                      Series III                 Series I                    Series II
                              ------------------------  --------------------------  ---------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions
      received                $   569,616  $   327,176  $  1,630,660  $  1,780,650  $  7,553,608  $   7,910,402
Expenses:
   Mortality and expense
      risk and
      administrative charges     (661,923)    (318,530)   (2,313,731)   (1,615,885)  (12,507,002)   (11,889,988)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net investment income (loss)      (92,307)       8,646      (683,071)      164,765    (4,953,394)    (3,979,586)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --    4,427,316            --            --            --     67,299,595
   Net realized gain (loss)       734,983   (1,473,946)    7,066,190     3,233,486   (36,129,973)   (71,280,878)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses)           734,983    2,953,370     7,066,190     3,233,486   (36,129,973)    (3,981,283)
                              -----------  -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the
   period                      12,977,809   10,404,061     6,943,457    33,994,519   113,748,836    200,764,627
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from operations             13,620,485   13,366,077    13,326,576    37,392,770    72,665,469    192,803,758
                              -----------  -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments           11,616,297   23,826,188       586,509       307,607     5,266,463     11,875,690
   Transfers between
      sub-accounts and the
      company                   5,083,817   16,113,380    (9,486,823)  143,198,451   (21,929,780)   (68,159,032)
   Withdrawals                 (2,437,031)    (448,506)  (18,246,136)  (11,174,967)  (68,359,852)   (46,686,242)
   Annual contract fee           (717,445)    (796,997)     (436,865)     (316,825)   (3,562,810)    (3,791,423)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                13,545,638   38,694,065   (27,583,315)  132,014,266   (88,585,979)  (106,761,007)
                              -----------  -----------  ------------  ------------  ------------  -------------
Total increase (decrease)
   in contract owners'
   equity                      27,166,123   52,060,142   (14,256,739)  169,407,036   (15,920,510)    86,042,751
Contract owners' equity at
   beginning of period         61,648,679    9,588,537   169,407,036            --   820,869,311    734,826,560
                              -----------  -----------  ------------  ------------  ------------  -------------
Contract owners' equity at
   end of period              $88,814,802  $61,648,679  $155,150,297  $169,407,036  $804,948,801  $ 820,869,311
                              ===========  ===========  ============  ============  ============  =============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------

Units, beginning of period      5,974,669    1,283,084    10,752,046            --    55,869,154     63,942,059
Units issued                    2,025,826    4,945,734       231,184    13,403,391     3,013,396      4,381,486
Units redeemed                    682,320      254,149     1,982,041     2,651,345     8,555,021     12,454,391
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, end of period            7,318,175    5,974,669     9,001,189    10,752,046    50,327,529     55,869,154
                              ===========  ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                               American Growth-Income     American High-Income      American High-Income
                                     Series III              Bond Series II           Bond Series III
                              ------------------------ -------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------   ----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $ 1,109,819  $   971,091  $ 3,689,940  $ 2,985,510  $ 2,874,730  $ 1,004,140
Expenses:
   Mortality and expense
      risk and
      administrative charges     (650,772)    (395,981)    (795,156)    (684,314)    (289,781)     (33,052)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)      459,047      575,110    2,894,784    2,301,196    2,584,949      971,088
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --    2,966,602           --           --           --           --
   Net realized gain (loss)      (255,463)    (945,300)     612,991   (3,959,288)     229,846       11,417
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (255,463)   2,021,302      612,991   (3,959,288)     229,846       11,417
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       7,844,966   12,678,472    2,684,036   15,342,774    1,440,573      (69,201)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              8,048,550   15,274,884    6,191,811   13,684,682    4,255,368      913,304
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments            3,421,036   20,923,690      356,499    1,940,607   11,167,911   13,854,817
   Transfers between
      sub-accounts and the
      company                     815,918   22,799,272    1,837,274    8,704,886   11,007,241    2,551,387
   Withdrawals                 (2,457,034)    (620,638)  (4,678,177)  (2,480,226)    (912,146)      14,016
   Annual contract fee           (442,645)    (731,717)    (239,596)    (243,439)    (554,743)    (443,099)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 1,337,275   42,370,607   (2,724,000)   7,921,828   20,708,263   15,977,121
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       9,385,825   57,645,491    3,467,811   21,606,510   24,963,631   16,890,425
Contract owners' equity at
   beginning of period         69,673,749   12,028,258   53,604,734   31,998,224   16,993,355      102,930
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $79,059,574  $69,673,749  $57,072,545  $53,604,734  $41,956,986  $16,993,355
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      6,435,982    1,445,391    4,417,794    3,593,978    1,265,146       10,576
Units issued                      785,293    5,230,712    1,403,096    2,273,849    1,620,319    1,263,567
Units redeemed                    608,278      240,121    1,651,275    1,450,033      143,982        8,997
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            6,612,997    6,435,982    4,169,615    4,417,794    2,741,483    1,265,146
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                American International     American International      American New World
                                      Series II                  Series III                Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $  9,145,819  $  5,551,239  $   612,760  $   126,488  $   850,476  $   622,729
Expenses:
   Mortality and expense
      risk and
      administrative charges    (9,979,521)   (9,603,910)    (190,745)     (23,769)  (1,147,147)    (803,349)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)      (833,702)   (4,052,671)     422,015      102,719     (296,671)    (180,620)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --   130,772,943           --      143,620           --      609,541
   Net realized gain (loss)    (58,109,656)  (60,634,355)     217,544      (44,383)    (742,378)  (8,146,850)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)        (58,109,656)   70,138,588      217,544       99,237     (742,378)  (7,537,309)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       90,886,409   142,504,373    2,100,483      390,121   12,004,476   27,481,179
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              31,943,051   208,590,290    2,740,042      592,077   10,965,427   19,763,250
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             3,756,929     7,452,196   10,215,126    8,171,782      647,156    2,063,036
   Transfers between
      sub-accounts and the
      company                  (10,054,963)  (66,354,738)  10,796,360    1,556,976   11,291,607   16,797,602
   Withdrawals                 (56,181,364)  (36,632,901)    (720,518)     (17,142)  (6,792,739)  (4,607,494)
   Annual contract fee          (2,707,316)   (2,941,169)    (421,555)    (250,337)    (271,988)    (219,399)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (65,186,714)  (98,476,612)  19,869,413    9,461,279    4,874,036   14,033,745
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (33,243,663)  110,113,678   22,609,455   10,053,356   15,839,463   33,796,995
Contract owners' equity at
   beginning of period         679,801,048   569,687,370   10,332,013      278,657   72,479,383   38,682,388
                              ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $646,557,385  $679,801,048  $32,941,468  $10,332,013  $88,318,846  $72,479,383
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      30,806,778    36,071,377      899,512       34,407    5,873,612    4,594,159
Units issued                     2,787,206     1,848,822    1,971,903      873,379    2,579,671    2,935,951
Units redeemed                   5,470,836     7,113,421      172,678        8,274    2,251,807    1,656,498
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            28,123,148    30,806,778    2,698,737      899,512    6,201,476    5,873,612
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                American New World
                                    Series III         Balanced Series I         Basic Value
                              ----------------------  ------------------  ------------------------
                                  2010       2009       2010      2009        2010         2009
                              ----------  ----------  --------  --------  -----------  -----------
Income:
   Dividend distributions
      received                $   37,654  $   19,661  $  3,365  $    869  $   123,919  $   165,339
Expenses:
   Mortality and expense
      risk and
      administrative charges     (20,130)     (7,431)   (2,638)     (237)    (132,123)    (133,304)
                              ----------  ----------  --------  --------  -----------  -----------
Net investment income (loss)      17,524      12,230       727       632       (8,204)      32,035
                              ----------  ----------  --------  --------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --       6,394     3,885     1,513           --           --
   Net realized gain (loss)       11,446      (9,317)    2,829        55     (333,517)    (929,482)
                              ----------  ----------  --------  --------  -----------  -----------
Realized gains (losses)           11,446      (2,923)    6,714     1,568     (333,517)    (929,482)
                              ----------  ----------  --------  --------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        333,825     304,211    28,125     2,628    1,251,800    3,192,776
                              ----------  ----------  --------  --------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               362,795     313,518    35,566     4,828      910,079    2,295,329
                              ----------  ----------  --------  --------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             520,852     725,846   185,558    96,109        1,164        1,604
   Transfers between
      sub-accounts and the
      company                    310,756     390,137   141,413     8,658     (506,357)    (909,443)
   Withdrawals                   (27,916)      3,077   (18,398)      367   (1,037,239)    (942,414)
   Annual contract fee           (14,942)    (17,822)   (6,861)   (2,778)     (27,783)     (32,212)
                              ----------  ----------  --------  --------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  788,750   1,101,238   301,712   102,356   (1,570,215)  (1,882,465)
                              ----------  ----------  --------  --------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      1,151,545   1,414,756   337,278   107,184     (660,136)     412,864
Contract owners' equity at
   beginning of period         1,529,386     114,630   107,184        --    9,606,351    9,193,487
                              ----------  ----------  --------  --------  -----------  -----------
Contract owners' equity at
   end of period              $2,680,931  $1,529,386  $444,462  $107,184  $ 8,946,215  $ 9,606,351
                              ==========  ==========  ========  ========  ===========  ===========

                                 2010        2009      2010      2009         2010         2009
                              ----------  ----------  --------  --------  -----------  -----------
Units, beginning of period       131,950      14,645     7,249        --      454,704      560,419
Units issued                      71,306     120,019    21,165     7,739        5,059        3,666
Units redeemed                     5,043       2,714     1,467       490       77,991      109,381
                              ----------  ----------  --------  --------  -----------  -----------
Units, end of period             198,213     131,950    26,947     7,249      381,772      454,704
                              ==========  ==========  ========  ========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Blue Chip Growth           Blue Chip Growth          Capital Appreciation
                                        Series I                  Series II                    Series I
                              --------------------------  --------------------------  --------------------------
                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $    209,998  $    343,907  $     59,504  $     92,107  $    212,896  $    241,058
Expenses:
   Mortality and expense
      risk and
      administrative charges    (3,686,113)   (3,502,832)   (1,762,976)   (1,577,487)   (2,116,985)   (1,412,368)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)    (3,476,115)   (3,158,925)   (1,703,472)   (1,485,380)   (1,904,089)   (1,171,310)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --            --            --            --            --
   Net realized gain (loss)      9,610,820    (2,671,699)    1,540,875    (3,765,421)     (227,506)   (5,258,060)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)          9,610,820    (2,671,699)    1,540,875    (3,765,421)     (227,506)   (5,258,060)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       27,027,492    87,263,486    14,973,031    38,695,393    15,507,120    38,693,631
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              33,162,197    81,432,862    14,810,434    33,444,592    13,375,525    32,264,261
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               593,162     1,072,463       626,783     2,147,925       643,471       293,110
   Transfers between
      sub-accounts and the
      company                   (9,401,345)  (16,288,883)      543,377    (4,253,005)   68,089,013    (6,527,226)
   Withdrawals                 (30,190,885)  (24,303,382)  (10,595,697)   (6,319,272)  (15,708,180)   (9,542,121)
   Annual contract fee            (576,232)     (641,328)     (419,642)     (437,333)     (403,107)     (317,933)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (39,575,300)  (40,161,130)   (9,845,179)   (8,861,685)   52,621,197   (16,094,170)
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (6,413,103)   41,271,732     4,965,255    24,582,907    65,996,722    16,170,091
Contract owners' equity at
   beginning of period         265,754,060   224,482,328   113,765,343    89,182,436   105,779,943    89,609,852
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $259,340,957  $265,754,060  $118,730,598  $113,765,343  $171,776,665  $105,779,943
                              ============  ============  ============  ============  ============  ============

                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      14,833,364    17,615,463     8,551,198     9,393,422    11,642,266    13,837,049
Units issued                       355,590       558,669       974,158     1,254,099     8,571,709       603,059
Units redeemed                   2,576,853     3,340,768     1,699,745     2,096,323     2,992,965     2,797,842
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period            12,612,101    14,833,364     7,825,611     8,551,198    17,221,010    11,642,266
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Capital Appreciation       Capital Appreciation       CGTC Overseas Equity
                                     Series II               Value Series II               Series II
                              ------------------------  --------------------------  -----------------------
                                  2010         2009         2010          2009          2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions
      received                $    14,737  $    28,235  $  3,838,839  $  5,304,684  $    16,611  $   55,969
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,054,583)    (842,589)   (4,518,115)   (3,782,798)     (17,030)    (47,208)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net investment income (loss)   (1,039,846)    (814,354)     (679,276)    1,521,886         (419)      8,761
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --    33,307,897     1,429,388           --          --
   Net realized gain (loss)      (203,880)  (2,368,018)    1,728,961    (4,608,807)    (935,507)   (941,991)
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses)          (203,880)  (2,368,018)   35,036,858    (3,179,419)    (935,507)   (941,991)
                              -----------  -----------  ------------  ------------  -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                       7,025,083   21,300,742       482,838    71,870,119      886,766   1,680,199
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,781,357   18,118,370    34,840,420    70,212,586      (49,160)    746,969
                              -----------  -----------  ------------  ------------  -----------  ----------
Changes from principal
   transactions:
   Purchase payments              431,889      712,544     8,641,189    71,605,264        4,833      14,917
   Transfers between
      sub-accounts and the
      company                  10,690,683    1,851,085   (32,062,885)   52,668,067   (3,223,000)   (310,041)
   Withdrawals                 (5,876,621)  (3,324,313)  (12,562,245)   (7,156,302)     (94,667)   (262,540)
   Annual contract fee           (272,174)    (252,098)   (1,988,014)   (1,209,817)      (3,808)     (9,459)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 4,973,777   (1,012,782)  (37,971,955)  115,907,212   (3,316,642)   (567,123)
                              -----------  -----------  ------------  ------------  -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                      10,755,134   17,105,588    (3,131,535)  186,119,798   (3,365,802)    179,846
Contract owners' equity at
   beginning of period         62,885,529   45,779,941   315,680,032   129,560,234    3,365,802   3,185,956
                              -----------  -----------  ------------  ------------  -----------  ----------
Contract owners' equity at
   end of period              $73,640,663  $62,885,529  $312,548,497  $315,680,032  $        --  $3,365,802
                              ===========  ===========  ============  ============  ===========  ==========

                                  2010         2009          2010          2009         2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, beginning of period      4,634,291    4,711,470    27,231,439    14,299,260      233,650     284,112
Units issued                    1,406,705      813,424       657,410    15,832,862       16,317      49,076
Units redeemed                  1,105,117      890,603     3,815,978     2,900,683      249,967      99,538
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, end of period            4,935,879    4,634,291    24,072,871    27,231,439           --     233,650
                              ===========  ===========  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Core Allocation Plus       Core Allocation Plus          Core Allocation
                                      Series I                  Series II                   Series I
                              ------------------------  --------------------------  -----------------------
                                  2010         2009         2010          2009          2010         2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions
      received                $   228,276  $   283,438  $  1,336,666  $  1,900,829  $   219,307  $  121,554
Expenses:
   Mortality and expense
      risk and
      administrative charges     (180,269)    (116,591)   (2,189,468)   (1,676,423)     (59,216)     (9,079)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net investment income (loss)       48,007      166,847      (852,802)      224,406      160,091     112,475
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      327,402      644,770     2,403,701     4,926,244       45,609          --
   Net realized gain (loss)       (93,532)    (139,442)      249,921    (1,789,414)      44,122       4,831
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses)           233,870      505,328     2,653,622     3,136,830       89,731       4,831
                              -----------  -----------  ------------  ------------  -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                       1,593,693    2,723,788    10,375,671    25,467,435      545,721      90,783
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,875,570    3,395,963    12,176,491    28,828,671      795,543     208,089
                              -----------  -----------  ------------  ------------  -----------  ----------
Changes from principal
   transactions:
   Purchase payments              837,289    5,026,174     3,570,698    38,839,498    2,773,093   2,621,520
   Transfers between
      sub-accounts and the
      company                      19,997    7,263,735    (6,558,293)   37,584,613    3,298,957     824,313
   Withdrawals                   (687,651)     (88,375)   (4,596,731)   (2,400,847)     (53,506)    (13,766)
   Annual contract fee           (130,935)    (169,845)     (982,996)     (502,560)    (140,889)    (79,510)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                    38,700   12,031,689    (8,567,322)   73,520,704    5,877,655   3,352,557
                              -----------  -----------  ------------  ------------  -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       1,914,270   15,427,652     3,609,169   102,349,375    6,673,198   3,560,646
Contract owners' equity at
   beginning of period         19,574,372    4,146,720   148,644,338    46,294,963    3,560,646          --
                              -----------  -----------  ------------  ------------  -----------  ----------
Contract owners' equity at
   end of period              $21,488,642  $19,574,372  $152,253,507  $148,644,338  $10,233,844  $3,560,646
                              ===========  ===========  ============  ============  ===========  ==========

                                  2010         2009          2010          2009         2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, beginning of period      1,748,762      459,578    13,789,949     5,294,414      240,937          --
Units issued                      145,582    1,342,944       443,421     9,488,321      407,364     246,854
Units redeemed                    141,397       53,760     1,235,341       992,786       19,069       5,917
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, end of period            1,752,947    1,748,762    12,998,029    13,789,949      629,232     240,937
                              ===========  ===========  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Core Allocation           Core Balanced             Core Balanced
                                       Series II                Series I                  Series II
                              ------------------------  -----------------------  -------------------------
                                  2010         2009         2010        2009         2010          2009
                              -----------  -----------  -----------  ----------  ------------  -----------
Income:
   Dividend distributions
      received                $ 1,335,651  $   902,264  $   321,172  $   80,917  $  1,893,800  $   636,623
Expenses:
   Mortality and expense
      risk and
      administrative charges     (660,168)    (141,016)    (103,084)    (13,022)   (1,147,194)    (225,014)
                              -----------  -----------  -----------  ----------  ------------  -----------
Net investment income (loss)      675,483      761,248      218,088      67,895       746,606      411,609
                              -----------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      298,015           --       41,838          --       293,698           --
   Net realized gain (loss)       921,451      286,216       88,520       7,983     1,682,090      304,942
                              -----------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses)         1,219,466      286,216      130,358       7,983     1,975,788      304,942
                              -----------  -----------  -----------  ----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       2,837,341      939,252    1,209,701     224,017     7,135,451    2,646,009
                              -----------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              4,732,290    1,986,716    1,558,147     299,895     9,857,845    3,362,560
                              -----------  -----------  -----------  ----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments           18,818,407   10,154,675    6,083,089   3,088,694    44,457,342   13,071,968
   Transfers between
      sub-accounts and the
      company                  20,122,370   15,941,950    6,931,427   1,796,569    30,874,182   28,452,907
   Withdrawals                 (2,972,490)     (84,700)    (285,084)    (15,462)   (3,025,004)    (579,353)
   Annual contract fee           (268,048)     (48,958)    (268,082)   (108,440)     (418,616)     (69,851)
                              -----------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                35,700,239   25,962,967   12,461,350   4,761,361    71,887,904   40,875,671
                              -----------  -----------  -----------  ----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                      40,432,529   27,949,683   14,019,497   5,061,256    81,745,749   44,238,231
Contract owners' equity at
   beginning of period         27,949,683           --    5,061,256          --    44,238,231           --
                              -----------  -----------  -----------  ----------  ------------  -----------
Contract owners' equity at
   end of period              $68,382,212  $27,949,683  $19,080,753  $5,061,256  $125,983,980  $44,238,231
                              ===========  ===========  ===========  ==========  ============  ===========

                                  2010         2009         2010        2009          2010         2009
                              -----------  -----------  -----------  ----------  ------------  -----------
Units, beginning of period      1,858,723           --      343,325          --     2,944,076           --
Units issued                    3,166,458    2,148,714      854,229     346,751     5,797,356    3,163,373
Units redeemed                    854,341      289,991       33,717       3,426     1,147,988      219,297
                              -----------  -----------  -----------  ----------  ------------  -----------
Units, end of period            4,170,840    1,858,723    1,163,837     343,325     7,593,444    2,944,076
                              ===========  ===========  ===========  ==========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                      Core Disciplined
                              Core Balanced Strategy                                   Diversification
                                    Series NAV          Core Bond Series II               Series II
                              ----------------------  ------------------------  --------------------------
                                 2010        2009         2010         2009         2010          2009
                              ----------  ----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $   87,134  $   50,143  $   319,807  $   252,562  $  2,177,871  $  1,112,798
Expenses:
   Mortality and expense
      risk and
      administrative charges     (52,917)     (6,946)    (201,348)    (186,604)   (1,319,865)     (287,016)
                              ----------  ----------  -----------  -----------  ------------  ------------
Net investment income (loss)      34,217      43,197      118,459       65,958       858,006       825,782
                              ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received       4,333          --      118,713           --       299,869            --
   Net realized gain (loss)       12,874       2,048      674,194      199,807     1,493,511       318,478
                              ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses)           17,207       2,048      792,907      199,807     1,793,380       318,478
                              ----------  ----------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        233,060     (15,127)    (258,221)     660,934     7,536,687     2,927,967
                              ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               284,484      30,118      653,145      926,699    10,188,073     4,072,227
                              ----------  ----------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             817,037   2,661,380       58,403       77,238    31,347,883    16,529,339
   Transfers between
      sub-accounts and the
      company                     (3,374)     39,674    2,065,420    3,253,899    43,183,159    36,863,569
   Withdrawals                  (308,739)     10,848   (1,506,844)  (1,151,158)   (3,582,674)     (262,221)
   Annual contract fee                            --      (37,132)     (40,004)     (474,113)      (88,989)
                              ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  504,924   2,711,902      579,847    2,139,975    70,474,255    53,041,698
                              ----------  ----------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        789,408   2,742,020    1,232,992    3,066,674    80,662,328    57,113,925
Contract owners' equity at
   beginning of period         2,742,020          --   11,526,631    8,459,957    57,113,925            --
                              ----------  ----------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $3,531,428  $2,742,020  $12,759,623  $11,526,631  $137,776,253  $ 57,113,925
                              ==========  ==========  ===========  ===========  ============  ============

                                 2010        2009         2010         2009         2010          2009
                              ----------  ----------  -----------  -----------  ------------  ------------
Units, beginning of period       200,571          --      792,126      628,118     3,711,559            --
Units issued                      58,475     209,120      478,914      993,038     5,194,226     3,958,581
Units redeemed                    22,223       8,549      438,448      829,030       806,742       247,022
                              ----------  ----------  -----------  -----------  ------------  ------------
Units, end of period             236,823     200,571      832,592      792,126     8,099,043     3,711,559
                              ==========  ==========  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   Core Fundamental          Core Fundamental             Core Global
                                  Holdings Series II       Holdings Series III     Diversification Series II
                              -------------------------  -----------------------  --------------------------
                                  2010          2009         2010        2009         2010          2009
                              ------------  -----------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions
      received                $  3,086,125  $ 1,380,210  $   366,483  $  170,302  $  4,384,353  $  1,484,407
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,069,485)    (445,943)    (128,462)    (27,623)   (2,649,049)     (497,401)
                              ------------  -----------  -----------  ----------  ------------  ------------
Net investment income (loss)     1,016,640      934,267      238,021     142,679     1,735,304       987,006
                              ------------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received     1,017,438           --       96,037          --     1,880,346            --
   Net realized gain (loss)      2,281,820      203,492      146,742      49,360     2,167,234       441,722
                              ------------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses)          3,299,258      203,492      242,779      49,360     4,047,580       441,722
                              ------------  -----------  -----------  ----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        9,444,260    4,808,596      926,706     457,025     8,069,765     4,065,194
                              ------------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,760,158    5,946,355    1,407,506     649,064    13,852,649     5,493,922
                              ------------  -----------  -----------  ----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            64,808,128   46,952,023    5,058,869   6,843,114    57,634,792    32,188,704
   Transfers between
      sub-accounts and the
      company                   38,396,420   45,147,167    4,353,834   2,140,451    78,572,177    78,176,784
   Withdrawals                  (6,248,373)    (453,360)    (277,711)     (3,194)   (7,765,194)      (76,869)
   Annual contract fee            (847,454)     (84,505)    (260,480)   (204,074)   (1,024,644)     (141,003)
                              ------------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 96,108,721   91,561,325    8,874,512   8,776,297   127,417,131   110,147,616
                              ------------  -----------  -----------  ----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      109,868,879   97,507,680   10,282,018   9,425,361   141,269,780   115,641,538
Contract owners' equity at
   beginning of period          97,507,680           --    9,425,361          --   115,641,538            --
                              ------------  -----------  -----------  ----------  ------------  ------------
Contract owners' equity at
   end of period              $207,376,559  $97,507,680  $19,707,379  $9,425,361  $256,911,318  $115,641,538
                              ============  ===========  ===========  ==========  ============  ============

                                  2010          2009         2010        2009         2010          2009
                              ------------  -----------  -----------  ----------  ------------  ------------
Units, beginning of period       6,628,031           --      651,197          --     7,610,718            --
Units issued                     7,776,407    6,850,775      664,700     681,445    10,140,364     8,065,506
Units redeemed                   1,368,417      222,744       67,599      30,248     1,911,550       454,788
                              ------------  -----------  -----------  ----------  ------------  ------------
Units, end of period            13,036,021    6,628,031    1,248,298     651,197    15,839,532     7,610,718
                              ============  ===========  ===========  ==========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Core Global
                                  Diversification
                                     Series III          Core Strategy Series II   Core Strategy Series NAV
                              -----------------------  --------------------------  ------------------------
                                  2010        2009         2010          2009          2010        2009
                              -----------  ----------  ------------  ------------  -----------   ----------
Income:
   Dividend distributions
      received                $   335,087  $  103,428  $ 12,307,651  $  8,444,074   $   154,717  $  108,160
Expenses:
   Mortality and expense
      risk and
      administrative charges     (103,584)    (14,833)   (8,505,482)   (6,516,055)      (79,809)    (23,169)
                              -----------  ----------  ------------  ------------   -----------  ----------
Net investment income (loss)      231,503      88,595     3,802,169     1,928,019        74,908      84,991
                              -----------  ----------  ------------  ------------   -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      130,267          --            --     2,144,094            --          --
   Net realized gain (loss)       145,485       8,541    (7,016,599)  (11,815,215)      220,871      21,433
                              -----------  ----------  ------------  ------------   -----------  ----------
Realized gains (losses)           275,752       8,541    (7,016,599)   (9,671,121)      220,871      21,433
                              -----------  ----------  ------------  ------------   -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                         599,107     205,649    60,992,691    95,762,151       397,355     345,351
                              -----------  ----------  ------------  ------------   -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,106,362     302,785    57,778,261    88,019,049       693,134     451,775
                              -----------  ----------  ------------  ------------   -----------  ----------
Changes from principal
   transactions:
   Purchase payments            4,129,273   5,040,617    48,025,271    99,816,853     1,753,677   5,719,582
   Transfers between
      sub-accounts and the
      company                   4,994,245   1,015,126     7,535,037    43,059,801       139,878      67,630
   Withdrawals                   (121,485)     14,403   (23,064,401)   (9,773,169)   (1,597,474)    (90,350)
   Annual contract fee           (203,048)   (150,038)   (3,821,225)   (2,772,691)          (14)   (117,645)
                              -----------  ----------  ------------  ------------   -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 8,798,985   5,920,108    28,674,682   130,330,794       296,067   5,579,217
                              -----------  ----------  ------------  ------------   -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       9,905,347   6,222,893    86,452,943   218,349,843       989,201   6,030,992
Contract owners' equity at
   beginning of period          6,222,893          --   536,844,955   318,495,112     6,030,992          --
                              -----------  ----------  ------------  ------------   -----------  ----------
Contract owners' equity at
   end of period              $16,128,240  $6,222,893  $623,297,898  $536,844,955   $ 7,020,193  $6,030,992
                              ===========  ==========  ============  ============   ===========  ==========

                                  2010        2009         2010          2009          2010        2009
                              -----------  ----------  ------------  ------------  -----------   ----------
Units, beginning of period        416,864          --    43,900,932    31,256,689       422,492          --
Units issued                      662,100     427,239     6,069,403    16,577,258       135,526     448,608
Units redeemed                     76,091      10,375     3,930,484     3,933,015       115,839      26,116
                              -----------  ----------  ------------  ------------   -----------  ----------
Units, end of period            1,002,873     416,864    46,039,851    43,900,932       442,179     422,492
                              ===========  ==========  ============  ============   ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Disciplined
                               Diversification Series II    DWS Equity 500 Index      Equity-Income Series I
                              --------------------------  ------------------------  --------------------------
                                  2010          2009          2010         2009         2010          2009
                              ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $  3,045,901  $  3,681,538  $   241,625  $   381,049  $  4,726,544  $  5,177,813
Expenses:
   Mortality and expense
      risk and
      administrative charges    (3,152,596)   (2,474,616)    (246,582)    (238,223)   (3,818,111)   (3,637,080)
                              ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)      (106,695)    1,206,922       (4,957)     142,826       908,433     1,540,733
                              ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --     1,420,130           --           --            --            --
   Net realized gain (loss)      1,189,310    (2,814,369)    (444,425)  (1,200,548)   (8,706,655)  (26,074,328)
                              ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)          1,189,310    (1,394,239)    (444,425)  (1,200,548)   (8,706,655)  (26,074,328)
                              ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       23,077,659    47,780,437    2,219,056    4,287,047    39,884,690    76,895,466
                              ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              24,160,274    47,593,120    1,769,674    3,229,325    32,086,468    52,361,871
                              ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             7,513,339    64,123,251      127,682       92,858       588,119       714,010
   Transfers between
      sub-accounts and the
      company                   (5,865,554)   27,089,454     (638,621)  (1,504,970)   (5,850,207)  (16,321,131)
   Withdrawals                  (6,320,285)   (4,001,160)  (1,826,016)    (866,064)  (33,481,330)  (27,507,607)
   Annual contract fee          (1,399,431)     (727,588)     (99,164)    (104,482)     (478,941)     (531,646)
                              ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (6,071,931)   86,483,957   (2,436,119)  (2,382,658)  (39,222,359)  (43,646,374)
                              ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       18,088,343   134,077,077     (666,445)     846,667    (7,135,891)    8,715,497
Contract owners' equity at
   beginning of period         213,163,087    79,086,010   16,616,008   15,769,341   270,462,107   261,746,610
                              ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $231,251,430  $213,163,087  $15,949,563  $16,616,008  $263,326,216  $270,462,107
                              ============  ============  ===========  ===========  ============  ============

                                  2010          2009          2010         2009         2010          2009
                              ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period      18,658,677     8,663,009      956,770    1,125,518    11,371,365    13,650,160
Units issued                       832,481    12,654,961       34,847       28,805       360,610       559,298
Units redeemed                   1,348,074     2,659,293      174,380      197,553     2,033,498     2,838,093
                              ------------  ------------  -----------  -----------  ------------  ------------
Units, end of period            18,143,084    18,658,677      817,237      956,770     9,698,477    11,371,365
                              ============  ============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Financial                 Financial
                                Equity-Income Series II       Services Series I        Services Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009          2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $  2,430,801  $  2,485,164  $    47,727  $   108,696  $    33,908  $   126,382
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,300,414)   (2,028,987)    (243,651)    (236,382)    (415,878)    (391,617)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)       130,387       456,177     (195,924)    (127,686)    (381,970)    (265,235)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --           --           --           --           --
   Net realized gain (loss)     (9,997,611)  (18,603,395)    (961,485)  (5,718,619)  (2,728,055)  (8,977,439)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)         (9,997,611)  (18,603,395)    (961,485)  (5,718,619)  (2,728,055)  (8,977,439)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       27,660,513    45,914,588    2,634,114   11,014,382    5,543,249   17,427,696
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              17,793,289    27,767,370    1,476,705    5,168,077    2,433,224    8,185,022
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             1,234,120     2,926,683       46,399       59,167      195,834      701,805
   Transfers between
      sub-accounts and the
      company                    2,003,853       (19,476)  (1,112,623)    (354,811)  (1,836,369)    (691,847)
   Withdrawals                 (15,440,092)   (8,336,987)  (2,148,378)  (1,338,218)  (2,725,508)  (2,198,104)
   Annual contract fee            (513,387)     (524,357)     (65,333)     (72,902)     (98,338)    (108,129)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,715,506)   (5,954,137)  (3,279,935)  (1,706,764)  (4,464,381)  (2,296,275)
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        5,077,783    21,813,233   (1,803,230)   3,461,313   (2,031,157)   5,888,747
Contract owners' equity at
   beginning of period         148,221,786   126,408,553   17,661,712   14,200,399   29,096,166   23,207,419
                              ------------  ------------  -----------  -----------  -----------  -----------
 Contract owners'
   equity at end of
   period                     $153,299,569  $148,221,786  $ 15,858,482 $17,661,712  $27,065,009  $29,096,166
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009          2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      10,954,397    11,489,143    1,449,855    1,623,612    2,251,332    2,476,693
Units issued                     1,244,991     1,960,438      111,913      480,142      238,668      698,450
Units redeemed                   2,168,075     2,495,184      384,373      653,899      584,069      923,811
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            10,031,313    10,954,397    1,177,395    1,449,855    1,905,931    2,251,332
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Founding
                                 Allocation Series I     Founding Allocation Series II  Fundamental Value Series I
                              ------------------------  ------------------------------  --------------------------
                                  2010        2009           2010            2009           2010          2009
                              -----------  ----------- ---------------  --------------  ------------  ------------
Income:
   Dividend distributions     $ 1,682,661  $ 1,533,280  $   42,813,509  $   42,876,539  $  3,723,819  $  3,045,019
Expenses:
   Mortality and expense
      risk and
      administrative charges     (386,504)    (257,693)    (18,621,581)    (17,039,992)   (5,084,350)   (4,888,125)
                              -----------  -----------  --------------  --------------  ------------  ------------
Net investment income (loss)    1,296,157    1,275,587      24,191,928      25,836,547    (1,360,531)   (1,843,106)
                              -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --              --              --            --            --
   Net realized gain (loss)      (616,958)    (476,896)    (46,492,423)    (65,403,100)   11,235,766   (17,878,279)
                              -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses)          (616,958)    (476,896)    (46,492,423)    (65,403,100)   11,235,766   (17,878,279)
                              -----------  -----------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       3,372,042    8,641,751     122,831,559     331,376,127    26,643,780   106,925,088
                              -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              4,051,241    9,440,442     100,531,064     291,809,574    36,519,015    87,203,703
                              -----------  -----------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            2,197,064   10,055,361      12,551,345      22,059,006     1,016,772     1,515,185
   Transfers between
      sub-accounts and the
      company                  (1,328,321)  12,402,570     (68,943,924)    (43,223,208)  (11,941,617)  (18,761,576)
   Withdrawals                 (1,182,007)    (262,817)    (55,049,152)    (35,913,109)  (42,770,852)  (37,214,221)
   Annual contract fee           (275,172)    (404,106)     (8,497,049)     (8,588,854)     (702,989)     (794,114)
                              -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  (588,436)  21,791,008    (119,938,780)    (65,666,165)  (54,398,686)  (55,254,726)
                              -----------  -----------  --------------  --------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       3,462,805   31,231,450     (19,407,716)    226,143,409   (17,879,671)   31,948,977
Contract owners' equity at
   beginning of period         42,902,752   11,671,302   1,261,885,677   1,035,742,268   368,109,463   336,160,486
                              -----------  -----------  --------------  --------------  ------------  ------------
Contract owners' equity at
   end of period              $46,365,557  $42,902,752  $1,242,477,961  $1,261,885,677  $350,229,792  $368,109,463
                              ===========  ===========  ==============  ==============  ============  ============

                                  2010        2009           2010            2009           2010          2009
                              -----------  ----------- ---------------  --------------  ------------  ------------
Units, beginning of period      3,793,835    1,344,727     128,398,406     136,082,295    28,241,296    33,466,331
Units issued                      254,476    2,590,662         580,419       4,923,965       481,616       867,144
Units redeemed                    310,053      141,554      12,718,729      12,607,854     4,599,782     6,092,179
                              -----------  -----------  --------------  --------------  ------------  ------------
Units, end of period            3,738,258    3,793,835     116,260,096     128,398,406    24,123,130    28,241,296
                              ===========  ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Fundamental
                                    Value Series II          Global Allocation       Global Bond Series I
                              --------------------------  ----------------------  --------------------------
                                  2010          2009         2010        2009         2010          2009
                              ------------  ------------  ----------  ----------  ------------  ------------
Income:
   Dividend distributions     $  2,587,816  $  1,950,053  $   10,723  $   18,153  $  2,615,856  $  9,304,604
Expenses:
   Mortality and expense
      risk and
      administrative charges    (4,604,386)   (4,251,494)    (14,569)    (14,534)   (1,155,910)   (1,130,728)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net investment income (loss)    (2,016,570)   (2,301,441)     (3,846)      3,619     1,459,946     8,173,876
                              ------------  ------------  ----------  ----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --       5,362          --            --    10,390,495
   Net realized gain (loss)     (8,392,601)  (17,604,679)     25,195      27,517    (4,146,575)   (4,590,601)
                              ------------  ------------  ----------  ----------  ------------  ------------
Realized gains (losses)         (8,392,601)  (17,604,679)     30,557      27,517    (4,146,575)    5,799,894
                              ------------  ------------  ----------  ----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       41,356,915    92,153,695      53,208     148,636     9,160,409    (4,681,323)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              30,947,744    72,247,575      79,919     179,772     6,473,780     9,292,447
                              ------------  ------------  ----------  ----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             1,671,564     3,073,409          --          --     1,076,388       564,417
   Transfers between
      sub-accounts and the
      company                  (14,696,718)   (3,881,052)    (36,729)    (86,524)   (2,459,663)     (154,571)
   Withdrawals                 (26,365,755)  (16,179,716)    (78,526)    (47,557)  (10,969,617)  (10,939,594)
   Annual contract fee          (1,245,407)   (1,313,646)     (2,563)     (3,087)     (170,035)     (175,623)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (40,636,316)  (18,301,005)   (117,818)   (137,168)  (12,522,927)  (10,705,371)
                              ------------  ------------  ----------  ----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (9,688,572)   53,946,570     (37,899)     42,604    (6,049,147)   (1,412,924)
Contract owners' equity at
   beginning of period         305,287,199   251,340,629   1,080,268   1,037,664    80,082,736    81,495,660
                              ------------  ------------  ----------  ----------  ------------  ------------
Contract owners' equity at
   end of period              $295,598,627  $305,287,199  $1,042,369  $1,080,268  $ 74,033,589  $ 80,082,736
                              ============  ============  ==========  ==========  ============  ============

                                  2010          2009         2010        2009         2010          2009
                              ------------  ------------  ----------  ----------  ------------  ------------
Units, beginning of period      22,342,435    23,786,071      69,919      79,691     3,158,491     3,602,575
Units issued                       892,300     2,514,162         109         255       536,868       654,845
Units redeemed                   3,730,974     3,957,798       6,365      10,027       987,025     1,098,929
                              ------------  ------------  ----------  ----------  ------------  ------------
Units, end of period            19,503,761    22,342,435      63,663      69,919     2,708,334     3,158,491
                              ============  ============  ==========  ==========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Global Bond Series II       Global Trust Series I     Global Trust Series II
                              --------------------------  --------------------------  ------------------------
                                  2010          2009          2010          2009         2010          2009
                              ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions     $  5,581,573  $ 18,219,463  $  2,287,749  $  2,229,233  $   367,753  $   382,998
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,782,077)   (2,489,532)   (1,889,755)   (1,712,182)    (442,835)    (420,478)
                              ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)     2,799,496    15,729,931       397,994       517,051      (75,082)     (37,480)
                              ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --    20,377,073            --            --           --           --
   Net realized gain (loss)     (7,226,497)   (5,718,724)      797,255    (4,024,609)  (1,781,711)  (2,729,076)
                              ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)         (7,226,497)   14,658,349       797,255    (4,024,609)  (1,781,711)  (2,729,076)
                              ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       18,150,692   (11,712,850)    8,206,707    40,425,172    3,316,759    9,667,640
                              ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              13,723,691    18,675,430     9,401,956    36,917,614    1,459,966    6,901,084
                              ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             1,197,234     4,616,448     1,813,686    13,557,475      119,550      129,062
   Transfers between
      sub-accounts and the
      company                    4,641,797     9,582,651    (1,763,834)    8,777,532     (291,866)  (1,793,498)
   Withdrawals                 (18,727,611)  (10,557,158)  (12,645,470)  (10,996,554)  (2,739,859)  (1,245,895)
   Annual contract fee            (679,950)     (701,115)     (411,992)     (625,659)    (131,025)    (146,223)
                              ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (13,568,530)    2,940,826   (13,007,610)   10,712,794   (3,043,200)  (3,056,554)
                              ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                          155,161    21,616,256    (3,605,654)   47,630,408   (1,583,234)   3,844,530
Contract owners' equity at
   beginning of period         176,112,067   154,495,811   157,233,725   109,603,317   30,509,687   26,665,157
                              ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $176,267,228  $176,112,067  $153,628,071  $157,233,725  $28,926,453  $30,509,687
                              ============  ============  ============  ============  ===========  ===========

                                  2010          2009          2010          2009         2010          2009
                              ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period       9,499,821     9,374,175     9,049,797     6,778,204    2,125,503    2,397,618
Units issued                     1,454,827     2,132,217       629,426     3,480,690      165,247      121,491
Units redeemed                   2,167,440     2,006,571     1,139,209     1,209,097      386,845      393,606
                              ------------  ------------  ------------  ------------  -----------  -----------
Units, end of period             8,787,208     9,499,821     8,540,014     9,049,797    1,903,905    2,125,503
                              ============  ============  ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Health
                               Health Sciences Series I     Sciences Series II       High Income Series II
                              -------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010        2009
                              -----------   -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $        --   $        --  $        --  $        --  $ 6,981,184  $ 1,514,432
Expenses:
   Mortality and expense
      risk and
      administrative charges     (583,907)     (557,402)    (765,618)    (682,595)    (294,113)    (129,346)
                              -----------   -----------  -----------  -----------  -----------  -----------
Net investment income (loss)     (583,907)     (557,402)    (765,618)    (682,595)   6,687,071    1,385,086
                              -----------   -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --       511,091           --      622,631           --           --
   Net realized gain (loss)    (1,072,124)   (4,548,913)  (1,300,308)  (6,844,947)   2,330,818    1,645,855
                              -----------   -----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (1,072,124)   (4,037,822)  (1,300,308)  (6,222,316)   2,330,818    1,645,855
                              -----------   -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,469,642    13,941,033    7,993,467   17,554,746   (7,252,365)   1,832,614
                              -----------   -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              4,813,611     9,345,809    5,927,541   10,649,835    1,765,524    4,863,555
                              -----------   -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               98,538       187,012      484,627      784,576       63,774      257,898
   Transfers between
      sub-accounts and the
      company                  (1,656,690)   (2,318,534)   1,293,558   (1,707,282)   3,960,096   12,980,097
   Withdrawals                 (4,386,450)   (3,740,396)  (4,643,898)  (3,449,180)  (3,236,036)    (907,363)
   Annual contract fee           (144,694)     (157,850)    (190,320)    (199,612)     (45,117)     (18,826)
                              -----------   -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,089,296)   (6,029,768)  (3,056,033)  (4,571,498)     742,717   12,311,806
                              -----------   -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (1,275,685)    3,316,041    2,871,508    6,078,337    2,508,241   17,175,361
Contract owners' equity at
   beginning of period         40,344,711    37,028,670   47,856,831   41,778,494   18,649,559    1,474,198
                              -----------   -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $39,069,026   $40,344,711  $50,728,339  $47,856,831  $21,157,800  $18,649,559
                              ===========   ===========  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010        2009
                              -----------   -----------  -----------  -----------  -----------  -----------
Units, beginning of period      2,244,079     2,672,652    2,552,746    2,875,694    1,626,192      230,474
Units issued                      224,265       378,859      513,581      730,985    2,279,211    2,854,287
Units redeemed                    561,418       807,432      675,542    1,053,933    2,218,551    1,458,569
                              -----------   -----------  -----------  -----------  -----------  -----------
Units, end of period            1,906,926     2,244,079    2,390,785    2,552,746    1,686,852    1,626,192
                              ===========   ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                           International
                                  High Yield Series I        High Yield Series II          Core Series I
                              --------------------------  -------------------------  ------------------------
                                  2010          2009          2010         2009          2010        2009
                              ------------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions     $ 21,933,330  $  6,770,940  $ 29,589,869  $ 8,849,678  $   626,444  $   839,115
Expenses:
   Mortality and expense
      risk and
      administrative charges      (904,269)     (870,537)   (1,169,639)  (1,087,840)    (511,968)    (522,753)
                              ------------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)    21,029,061     5,900,403    28,420,230    7,761,838      114,476      316,362
                              ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --           --           --    1,033,051
   Net realized gain (loss)      7,993,291   (10,902,200)    8,102,139   (8,939,681)  (3,897,329)  (3,919,101)
                              ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses)          7,993,291   (10,902,200)    8,102,139   (8,939,681)  (3,897,329)  (2,886,050)
                              ------------  ------------  ------------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      (22,447,554)   29,275,029   (30,854,879)  29,241,046    6,218,614    7,753,557
                              ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               6,574,798    24,273,232     5,667,490   28,063,203    2,435,761    5,183,869
                              ------------  ------------  ------------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               338,931       213,626       588,381    2,534,810      114,123       85,565
   Transfers between
      sub-accounts and the
      company                   (3,272,274)    5,045,751    (6,538,111)  15,379,193     (999,018)  (1,699,868)
   Withdrawals                  (9,280,119)   (8,016,651)   (9,165,032)  (5,583,203)  (3,829,456)  (3,526,692)
   Annual contract fee            (105,991)     (111,398)     (180,887)    (187,407)     (94,064)    (104,520)
                              ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,319,453)   (2,868,672)  (15,295,649)  12,143,393   (4,808,415)  (5,245,515)
                              ------------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       (5,744,655)   21,404,560    (9,628,159)  40,206,596   (2,372,654)     (61,646)
Contract owners' equity at
   beginning of period          67,491,418    46,086,858    90,801,684   50,595,088   37,608,478   37,670,124
                              ------------  ------------  ------------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $ 61,746,763  $ 67,491,418  $ 81,173,525  $90,801,684  $35,235,824  $37,608,478
                              ============  ============  ============  ===========  ===========  ===========

                                  2010          2009          2010         2009          2010        2009
                              ------------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period       3,881,038     4,032,014     5,173,978    4,362,481    2,759,093    3,231,431
Units issued                     2,265,177     2,414,224     4,784,892    5,197,898      194,367      217,837
Units redeemed                   2,980,349     2,565,200     5,815,848    4,386,401      556,397      690,175
                              ------------  ------------  ------------  -----------  -----------  -----------
Units, end of period             3,165,866     3,881,038     4,143,022    5,173,978    2,397,063    2,759,093
                              ============  ============  ============  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International             International             International
                                   Core Series II        Equity Index A Series I  Equity Index A Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $   412,768  $   510,010  $   640,977  $ 1,712,786  $   647,184  $ 2,001,628
Expenses:
   Mortality and expense
      risk and
      administrative charges     (404,803)    (379,865)    (372,344)    (192,916)    (455,553)    (228,273)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)        7,965      130,145      268,633    1,519,870      191,631    1,773,355
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --      669,029    8,834,542           --   10,186,797           --
   Net realized gain (loss)    (3,476,984)  (5,022,887)  (4,268,501)  (2,242,923)  (5,000,501)    (963,692)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (3,476,984)  (4,353,858)   4,566,041   (2,242,923)   5,186,296     (963,692)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       5,288,778    7,692,619   (2,360,063)   4,504,097   (2,855,060)   3,567,088
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,819,759    3,468,906    2,474,611    3,781,044    2,522,867    4,376,751
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              151,920      596,119       87,318       28,923      386,925       58,564
   Transfers between
      sub-accounts and the
      company                    (163,209)    (717,388)  17,810,505     (399,337)  21,115,920     (561,878)
   Withdrawals                 (1,801,831)  (1,452,436)  (2,535,795)  (1,655,497)  (2,634,003)    (755,883)
   Annual contract fee            (92,325)     (98,937)     (79,442)     (53,746)    (121,492)     (80,444)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,905,445)  (1,672,642)  15,282,586   (2,079,657)  18,747,350   (1,339,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                         (85,686)   1,796,264   17,757,197    1,701,387   21,270,217    3,037,110
Contract owners' equity at
   beginning of period         26,618,220   24,821,956   14,194,153   12,492,766   15,752,698   12,715,588
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $26,532,534  $26,618,220  $31,951,350  $14,194,153  $37,022,915  $15,752,698
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      1,799,491    1,971,098      806,351      964,039      911,711      996,311
Units issued                      231,047      289,324    1,318,304      141,738    1,796,231      194,341
Units redeemed                    366,082      460,931      462,211      299,426      709,962      278,941
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            1,664,456    1,799,491    1,662,444      806,351    1,997,980      911,711
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International             International              International
                               Equity Index Series NAV   Opportunities Series II    Small Company Series I
                              ------------------------  -------------------------  ------------------------
                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions     $   555,020  $   794,530  $   392,862  $    244,123  $ 1,141,402  $   388,795
Expenses:
   Mortality and expense
      risk and
      administrative charges     (350,308)    (331,837)    (495,199)     (459,877)    (639,946)     (96,398)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net investment income (loss)      204,712      462,693     (102,337)     (215,754)     501,456      292,397
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --      398,542           --            --           --           --
   Net realized gain (loss)    (1,657,710)  (2,887,421)  (5,975,655)  (16,515,724)      (7,524)     (50,491)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses)        (1,657,710)  (2,488,879)  (5,975,655)  (16,515,724)      (7,524)     (50,491)
                              -----------  -----------  -----------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       3,448,847    8,702,813    9,126,194    25,081,188    7,645,143   (1,224,185)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,995,849    6,676,627    3,048,202     8,349,710    8,139,075     (982,279)
                              -----------  -----------  -----------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               85,085      100,391      224,681       597,247      177,315        8,410
   Transfers between
      sub-accounts and the
      company                    (697,291)  (2,272,400)     (61,110)   (1,023,520)  (4,690,226)  49,692,360
   Withdrawals                 (1,798,514)    (966,363)  (2,981,816)   (2,189,812)  (4,957,003)    (421,452)
   Annual contract fee           (130,598)    (145,009)     (91,655)      (93,349)    (123,389)     (13,977)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (2,541,318)  (3,283,381)  (2,909,900)   (2,709,434)  (9,593,303)  49,265,341
                              -----------  -----------  -----------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        (545,469)   3,393,246      138,302     5,640,276   (1,454,228)  48,283,062
Contract owners' equity at
   beginning of period         23,975,976   20,582,730   34,890,497    29,250,221   48,283,062           --
                              -----------  -----------  -----------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $23,430,507  $23,975,976  $35,028,799  $ 34,890,497  $46,828,834  $48,283,062
                              ===========  ===========  ===========  ============  ===========  ===========

                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period      2,431,392    2,852,394    2,507,243     2,820,676    3,935,891           --
Units issued                       99,175       54,112      790,271     1,040,539      242,998    4,234,181
Units redeemed                    365,061      475,114    1,036,986     1,353,972    1,021,867      298,290
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, end of period            2,165,506    2,431,392    2,260,528     2,507,243    3,157,022    3,935,891
                              ===========  ===========  ===========  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International              International               International
                                  Company Series II           Value Series I              Value Series II
                              ------------------------  --------------------------  --------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $   675,075  $   236,022  $  2,294,407  $  2,580,885  $  1,951,841  $  2,131,169
Expenses:
   Mortality and expense
      risk and
      administrative charges     (423,372)     (63,702)   (1,796,089)   (1,811,052)   (1,816,469)   (1,707,749)
                              -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)      251,703      172,320       498,318       769,833       135,372       423,420
                              -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --            --     5,781,499            --     5,068,168
   Net realized gain (loss)         4,770      (69,515)  (10,729,079)  (17,902,429)  (11,814,815)  (15,773,701)
                              -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)             4,770      (69,515)  (10,729,079)  (12,120,930)  (11,814,815)  (10,705,533)
                              -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       4,699,152     (721,786)   16,983,064    46,257,734    18,126,687    41,428,323
                              -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              4,955,625     (618,981)    6,752,303    34,906,637     6,447,244    31,146,210
                              -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              181,953       84,641       716,407       785,652       645,146     1,519,445
   Transfers between
      sub-accounts and the
      company                    (202,454)  29,340,823    (2,979,902)  (12,934,416)   (1,584,822)   (6,946,012)
   Withdrawals                 (2,943,191)    (233,393)  (14,510,921)  (13,266,342)   (9,908,664)   (7,210,238)
   Annual contract fee            (93,130)     (15,926)     (305,505)     (357,720)     (447,316)     (501,427)
                              -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (3,056,822)  29,176,145   (17,079,921)  (25,772,826)  (11,295,656)  (13,138,232)
                              -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       1,898,803   28,557,164   (10,327,618)    9,133,811    (4,848,412)   18,007,978
Contract owners' equity at
   beginning of period         28,557,164           --   133,408,791   124,274,980   123,004,856   104,996,878
                              -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $30,455,967  $28,557,164  $123,081,173  $133,408,791  $118,156,444  $123,004,856
                              ===========  ===========  ============  ============  ============  ============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period      2,328,932           --     8,033,229     9,996,172     6,733,805     7,623,148
Units issued                      499,323    2,659,490       442,711       354,218       604,047       573,253
Units redeemed                    768,060      330,558     1,493,959     2,317,161     1,218,857     1,462,596
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period            2,060,195    2,328,932     6,981,981     8,033,229     6,118,995     6,733,805
                              ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Investment                  Investment
                                 Quality Bond Series I      Quality Bond Series II        Large Cap Series I
                              --------------------------  --------------------------  --------------------------
                                   2010         2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $  8,670,618  $  6,962,949  $  6,398,297  $  5,599,584  $  1,284,527  $  2,212,728
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,969,865)   (1,695,350)   (2,173,879)   (1,586,017)   (1,760,568)   (1,657,962)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     6,700,753     5,267,599     4,224,418     4,013,567      (476,041)      554,766
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --            --            --
   Net realized gain (loss)        638,844    (3,439,764)      729,252    (1,318,927)   (8,369,597)  (16,614,768)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)            638,844    (3,439,764)      729,252    (1,318,927)   (8,369,597)  (16,614,768)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        2,180,181    12,345,175     2,734,164     6,795,401    22,859,494    45,752,680
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               9,519,778    14,173,010     7,687,834     9,490,041    14,013,856    29,692,678
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            11,025,416    21,850,928     1,342,921     2,016,184       308,670       400,653
   Transfers between
      sub-accounts and the
      company                   16,638,303    33,608,110     1,971,053    43,104,013    (4,386,392)   (7,108,282)
   Withdrawals                 (18,205,321)  (14,818,333)  (16,576,014)  (10,597,578)  (13,038,170)  (11,354,931)
   Annual contract fee            (859,052)     (904,006)     (586,129)     (450,483)     (219,671)     (237,372)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  8,599,346    39,736,699   (13,848,169)   34,072,136   (17,335,563)  (18,299,932)
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       18,119,124    53,909,709    (6,160,335)   43,562,177    (3,321,707)   11,392,746
Contract owners' equity at
   beginning of period         156,994,085   103,084,376   135,966,685    92,404,508   129,171,779   117,779,033
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $175,113,209  $156,994,085  $129,806,350  $135,966,685  $125,850,072  $129,171,779
                              ============  ============  ============  ============  ============  ============

                                   2010         2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period       8,810,880     5,071,248     8,375,031     6,301,640    10,813,548    12,717,322
Units issued                     2,514,847     4,962,200     1,743,520     3,438,276        78,719       106,555
Units redeemed                   1,496,647     1,222,568     2,538,797     1,364,885     1,498,321     2,010,329
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period             9,829,080     8,810,880     7,579,754     8,375,031     9,393,946    10,813,548
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                            Large
                                 Large Cap Series II    Large Cap Value Series I     Cap Value Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $    75,382  $   138,398  $   216,213  $   307,734  $   186,496  $   251,194
Expenses:
   Mortality and expense
      risk and
      administrative charges     (143,175)    (128,612)    (279,197)    (294,510)    (302,895)    (285,665)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)      (67,793)       9,786      (62,984)      13,224     (116,399)     (34,471)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --           --           --           --           --
   Net realized gain (loss)      (660,438)  (1,787,570)  (2,515,755)  (4,978,721)  (1,839,976)  (2,868,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (660,438)  (1,787,570)  (2,515,755)  (4,978,721)  (1,839,976)  (2,868,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       1,718,232    3,769,832    3,977,899    6,286,412    3,349,785    4,303,625
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                990,001    1,992,048    1,399,160    1,320,915    1,393,410    1,400,513
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              129,957       46,477       89,162      121,799       97,367      173,686
   Transfers between
      sub-accounts and the
      company                    (160,389)    (754,935)    (450,476)  (2,049,100)   1,567,256     (221,798)
   Withdrawals                   (944,676)    (481,465)  (2,371,485)  (2,324,708)  (1,576,186)  (1,231,792)
   Annual contract fee            (41,814)     (43,893)     (66,822)     (77,591)     (73,288)     (80,003)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,016,922)  (1,233,816)  (2,799,621)  (4,329,600)      15,149   (1,359,907)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                         (26,921)     758,232   (1,400,461)  (3,008,685)   1,408,559       40,606
Contract owners' equity at
   beginning of period          9,291,293    8,533,061   20,018,553   23,027,238   19,356,704   19,316,098
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $ 9,264,372  $ 9,291,293  $18,618,092  $20,018,553  $20,765,263  $19,356,704
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period        789,704      932,080    1,157,609    1,450,254    1,133,545    1,228,957
Units issued                       61,180       94,205      125,598      152,608      225,485      195,065
Units redeemed                    146,427      236,581      288,947      445,253      232,539      290,477
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period              704,457      789,704      994,260    1,157,609    1,126,491    1,133,545
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Lifestyle                   Lifestyle                   Lifestyle
                                  Aggressive Series I        Aggressive Series II          Balanced Series I
                              --------------------------  --------------------------  --------------------------
                                  2010          2009           2010         2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $  1,827,512  $    844,497  $  3,020,553  $  1,277,771  $ 18,402,025  $ 25,581,960
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,373,360)   (1,217,687)   (2,726,791)   (2,366,017)   (9,299,937)   (7,890,860)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)       454,152      (373,190)      293,762    (1,088,246)    9,102,088    17,691,100
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --            --       420,228
   Net realized gain (loss)     (8,831,413)  (13,188,324)  (13,908,452)  (19,188,518)  (21,652,507)  (55,036,545)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)         (8,831,413)  (13,188,324)  (13,908,452)  (19,188,518)  (21,652,507)  (54,616,317)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       21,524,186    37,735,888    37,289,043    64,428,074    77,986,924   175,122,440
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,146,925    24,174,374    23,674,353    44,151,310    65,436,505   138,197,223
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               678,277       741,381     3,174,869     4,830,193    28,391,458    39,673,754
   Transfers between
      sub-accounts and the
      company                    1,145,227    (1,794,331)   (1,560,781)   (2,907,807)   26,853,733    60,171,286
   Withdrawals                  (6,703,546)   (5,555,182)  (14,426,040)   (6,976,923)  (80,520,060)  (61,729,057)
   Annual contract fee            (352,903)     (361,039)     (687,412)     (714,155)   (2,949,617)   (2,603,072)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (5,232,945)   (6,969,171)  (13,499,364)   (5,768,692)  (28,224,486)   35,512,911
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        7,913,980    17,205,203    10,174,989    38,382,618    37,212,019   173,710,134
Contract owners' equity at
   beginning of period          95,282,705    78,077,502   178,414,101   140,031,483   662,525,999   488,815,865
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $103,196,685  $ 95,282,705  $188,589,090  $178,414,101  $699,738,018  $662,525,999
                              ============  ============  ============  ============  ============  ============

                                  2010          2009           2010         2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period       6,570,279     7,208,200    12,202,049    12,730,138    40,029,522    35,215,875
Units issued                     1,233,548       670,233     1,141,163     1,356,324     7,452,735    13,232,889
Units redeemed                   1,620,090     1,308,154     2,064,938     1,884,413     7,128,701     8,419,242
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period             6,183,737     6,570,279    11,278,274    12,202,049    40,353,556    40,029,522
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Lifestyle Balanced          Lifestyle Conservative        Lifestyle Conservative
                                          Series II                    Series I                     Series II
                              ------------------------------  --------------------------  ------------------------------
                                   2010            2009           2010          2009           2010            2009
                              --------------  --------------  ------------  ------------  --------------  --------------
Income:
   Dividend distributions     $  241,978,957  $  336,039,640  $  5,787,292  $ 10,401,056  $   57,711,107  $  100,430,665
Expenses:
   Mortality and expense
      risk and
      administrative charges    (144,676,449)   (118,359,857)   (3,018,917)   (2,581,795)    (35,723,695)    (26,486,012)
                              --------------  --------------  ------------  ------------  --------------  --------------
Net investment income (loss)      97,302,508     217,679,783     2,768,375     7,819,261      21,987,412      73,944,653
                              --------------  --------------  ------------  ------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                       --       5,935,263            --       439,381              --       4,223,911
   Net realized gain (loss)     (138,384,962)   (123,362,498)    2,186,456    (9,131,129)    (15,200,726)    (38,032,869)
                              --------------  --------------  ------------  ------------  --------------  --------------
Realized gains (losses)         (138,384,962)   (117,427,235)    2,186,456    (8,691,748)    (15,200,726)    (33,808,958)
                              --------------  --------------  ------------  ------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                        917,216,712   1,854,295,594    10,916,358    34,810,182     156,141,573     282,067,887
                              --------------  --------------  ------------  ------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations               876,134,258   1,954,548,142    15,871,189    33,937,695     162,928,259     322,203,582
                              --------------  --------------  ------------  ------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments             409,098,662     709,957,143     4,260,475    10,870,344     144,459,918     189,953,281
   Transfers between
      sub-accounts and the
      company                    119,524,423     502,193,695    27,790,584    48,595,822     178,337,623     521,162,288
   Withdrawals                  (618,899,456)   (357,374,676)  (35,319,903)  (28,035,261)   (202,042,357)   (124,863,818)
   Annual contract fee           (49,217,857)    (40,630,601)     (777,513)     (763,072)    (12,363,984)     (8,469,256)
                              --------------  --------------  ------------  ------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (139,494,228)    814,145,561    (4,046,357)   30,667,833     108,391,200     577,782,495
                              --------------  --------------  ------------  ------------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                        736,640,030   2,768,693,703    11,824,832    64,605,528     271,319,459     899,986,077
Contract owners' equity at
   beginning of period         9,123,269,007   6,354,575,304   208,449,069   143,843,541   2,071,301,574   1,171,315,497
                              --------------  --------------  ------------  ------------  --------------  --------------
Contract owners' equity at
   end of period              $9,859,909,037  $9,123,269,007  $220,273,901  $208,449,069  $2,342,621,033  $2,071,301,574
                              ==============  ==============  ============  ============  ==============  ==============

                                   2010            2009          2010          2009            2010            2009
                              --------------  --------------  ------------  ------------  --------------  --------------
Units, beginning of period       611,485,345     536,639,432    11,452,790     8,661,797     133,572,464      89,201,134
Units issued                      36,123,426      99,521,532     4,137,883     6,659,874      38,173,707      61,536,157
Units redeemed                    40,620,709      24,675,619     4,042,966     3,868,881      29,916,921      17,164,827
                              --------------  --------------  ------------  ------------  --------------  --------------
Units, end of period             606,988,062     611,485,345    11,547,707    11,452,790     141,829,250     133,572,464
                              ==============  ==============  ============  ============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                Lifestyle Moderate
                               Lifestyle Growth Series I      Lifestyle Growth Series II             Series I
                              --------------------------  --------------------------------  --------------------------
                                  2010          2009            2010             2009           2010          2009
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Income:
   Dividend distributions     $ 13,537,990  $ 15,675,017  $   255,974,576  $   305,362,798  $  6,786,751  $ 10,465,334
Expenses:
   Mortality and expense
      risk and
      administrative charges    (7,405,769)   (6,479,986)    (174,963,402)    (147,155,688)   (3,481,516)   (3,079,669)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net investment income (loss)     6,132,221     9,195,031       81,011,174      158,207,110     3,305,235     7,385,665
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --               --               --            --            --
   Net realized gain (loss)    (21,756,160)  (53,828,123)    (211,027,896)    (226,638,528)   (4,298,289)  (17,919,525)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Realized gains (losses)        (21,756,160)  (53,828,123)    (211,027,896)    (226,638,528)   (4,298,289)  (17,919,525)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       76,058,742   170,671,154    1,334,091,234    2,694,435,207    22,873,639    59,182,236
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              60,434,803   126,038,062    1,204,074,512    2,626,003,789    21,880,585    48,648,376
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            34,645,473    33,574,105      492,620,208      782,462,001    10,637,477    16,874,024
   Transfers between
      sub-accounts and the
      company                   17,543,631     2,366,864      (23,542,458)     (50,512,147)   18,029,244    20,021,177
   Withdrawals                 (48,679,740)  (35,496,990)    (551,303,826)    (320,211,159)  (30,117,067)  (27,673,693)
   Annual contract fee          (2,919,134)   (2,450,379)     (65,464,110)     (58,308,241)   (1,035,461)   (1,011,711)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                    590,230    (2,006,400)    (147,690,186)     353,430,454    (2,485,807)    8,209,797
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       61,025,033   124,031,662    1,056,384,326    2,979,434,243    19,394,778    56,858,173
Contract owners' equity at
   beginning of period         534,791,990   410,760,328   11,149,868,272    8,170,434,029   245,632,228   188,774,055
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Contract owners' equity at
   end of period              $595,817,023  $534,791,990  $12,206,252,598  $11,149,868,272  $265,027,006  $245,632,228
                              ============  ============  ===============  ===============  ============  ============

                                  2010          2009             2010             2009          2010          2009
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Units, beginning of period      35,025,976    33,091,302      783,016,876      739,884,660    13,923,302    12,358,584
Units issued                     7,228,803    10,202,492       43,625,212       82,615,947     3,424,283     5,334,629
Units redeemed                   5,535,147     8,267,818       48,518,624       39,483,731     3,015,695     3,769,911
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Units, end of period            36,719,632    35,025,976      778,123,464      783,016,876    14,331,890    13,923,302
                              ============  ============  ===============  ===============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Lifestyle Moderate
                                           Series II           Mid Cap Index Series I    Mid Cap Index Series II
                              ------------------------------  ------------------------  -------------------------
                                   2010            2009           2010         2009         2010         2009
                              --------------  --------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions     $   70,352,043  $  107,395,976  $   396,845  $   328,254  $   628,892  $    523,917
Expenses:
   Mortality and expense
      risk and
      administrative charges     (42,831,483)    (33,530,538)    (570,654)    (487,485)  (1,201,970)     (982,541)
                              --------------  --------------  -----------  -----------  -----------  ------------
Net investment income (loss)      27,520,560      73,865,438     (173,809)    (159,231)    (573,078)     (458,624)
                              --------------  --------------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                       --              --           --      501,035           --       964,101
   Net realized gain (loss)      (38,811,151)    (45,838,195)  (2,117,230)  (6,280,133)  (4,526,365)  (10,156,599)
                              --------------  --------------  -----------  -----------  -----------  ------------
Realized gains (losses)          (38,811,151)    (45,838,195)  (2,117,230)  (5,779,098)  (4,526,365)   (9,192,498)
                              --------------  --------------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        244,567,000     470,538,240   10,441,592   15,406,931   21,026,599    28,262,332
                              --------------  --------------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               233,276,409     498,565,483    8,150,553    9,468,602   15,927,156    18,611,210
                              --------------  --------------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments             173,360,760     270,578,951      160,324      149,366      427,554     1,097,024
   Transfers between
      sub-accounts and the
      company                    133,514,376     310,964,877      811,738   (2,008,966)  (1,308,158)     (695,759)
   Withdrawals                  (216,720,981)   (120,696,131)  (3,724,676)  (3,019,282)  (7,531,476)   (4,039,798)
   Annual contract fee           (14,528,969)    (10,560,240)    (117,513)    (117,748)    (358,319)     (357,795)
                              --------------  --------------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                   75,625,186     450,287,457   (2,870,127)  (4,996,630)  (8,770,399)   (3,996,328)
                              --------------  --------------  -----------  -----------  -----------  ------------
Total increase (decrease)
   in contract owners'
   equity                        308,901,595     948,852,940    5,280,426    4,471,972    7,156,757    14,614,882
Contract owners' equity at
   beginning of period         2,638,639,970   1,689,787,030   36,668,097   32,196,125   74,102,879    59,487,997
                              --------------  --------------  -----------  -----------  -----------  ------------
Contract owners' equity at
   end of period              $2,947,541,565  $2,638,639,970  $41,948,523  $36,668,097  $81,259,636  $ 74,102,879
                              ==============  ==============  ===========  ===========  ===========  ============

                                   2010            2009           2010         2009         2010         2009
                              --------------  --------------  -----------  -----------  -----------  ------------
Units, beginning of period       175,829,782     137,848,366    2,155,012    2,545,090    4,703,227     5,042,423
Units issued                      24,269,020      48,762,461      293,921      323,095      709,082       806,801
Units redeemed                    17,948,003      10,781,045      461,845      713,173    1,240,444     1,145,997
                              --------------  --------------  -----------  -----------  -----------  ------------
Units, end of period             182,150,799     175,829,782    1,987,088    2,155,012    4,171,865     4,703,227
                              ==============  ==============  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Mid Cap Stock Series I      Mid Cap Stock Series II     Mid Value Series I
                              --------------------------  --------------------------  -------------------------
                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions     $        138  $         --  $         --  $         --  $  1,611,378  $   353,732
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,442,907)   (2,172,286)   (1,745,474)   (1,494,538)   (1,196,531)    (781,106)
                              ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)    (2,442,769)   (2,172,286)   (1,745,474)   (1,494,538)      414,847     (427,374)
                              ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --       291,701           --
   Net realized gain (loss)     (6,322,476)  (17,954,327)   (7,302,169)  (17,899,843)    4,734,985    1,873,824
                              ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)         (6,322,476)  (17,954,327)   (7,302,169)  (17,899,843)    5,026,686    1,873,824
                              ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       42,082,640    58,667,860    29,330,607    43,537,053     5,323,410   21,206,762
                              ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              33,317,395    38,541,247    20,282,964    24,142,672    10,764,943   22,653,212
                              ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments             5,872,132     6,025,485       888,457     1,365,836       404,162      275,575
   Transfers between
      sub-accounts and the
      company                   (3,963,283)  (10,671,114)     (584,996)   (4,442,340)   (3,005,842)  64,780,220
   Withdrawals                 (18,260,366)  (14,017,374)  (10,127,552)   (6,219,851)   (9,917,525)  (2,940,586)
   Annual contract fee            (748,622)     (721,656)     (442,784)     (448,195)     (281,992)    (183,917)
                              ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (17,100,139)  (19,384,659)  (10,266,875)   (9,744,550)  (12,801,197)  61,931,292
                              ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       16,217,256    19,156,588    10,016,089    14,398,122    (2,036,254)  84,584,504
Contract owners' equity at
   beginning of period         167,211,294   148,054,706   107,670,416    93,272,294    84,584,504           --
                              ------------  ------------  ------------  ------------  ------------  -----------
Contract owners' equity at
   end of period              $183,428,550  $167,211,294  $117,686,505  $107,670,416  $ 82,548,250  $84,584,504
                              ============  ============  ============  ============  ============  ===========

                                  2010          2009          2010          2009          2010         2009
                              ------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period      11,821,904    13,282,484     6,241,071     6,953,618     5,577,843           --
Units issued                     1,368,577     1,466,605       751,575     1,221,160       186,491    6,465,964
Units redeemed                   2,234,980     2,927,185     1,332,161     1,933,707     1,010,806      888,121
                              ------------  ------------  ------------  ------------  ------------  -----------
Units, end of period            10,955,501    11,821,904     5,660,485     6,241,071     4,753,528    5,577,843
                              ============  ============  ============  ============  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Mid Value Series II        Money Market Series I         Money Market Series II
                              -------------------------  ---------------------------  ------------------------------
                                  2010          2009         2010          2009            2010            2009
                              ------------  -----------  ------------  -------------  --------------  --------------
Income:
   Dividend distributions     $  1,625,642  $   205,767  $         --  $     669,916  $           --  $    1,110,291
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,458,881)    (948,228)   (3,230,682)    (4,558,821)    (15,937,073)    (21,513,511)
                              ------------  -----------  ------------  -------------  --------------  --------------
Net investment income (loss)       166,761     (742,461)   (3,230,682)    (3,888,905)    (15,937,073)    (20,403,220)
                              ------------  -----------  ------------  -------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                329,335           --         2,178             --          10,756              --
   Net realized gain (loss)      4,280,013   (2,536,789)           --             --              --              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Realized gains (losses)          4,609,348   (2,536,789)        2,178             --          10,756              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                        6,940,045   27,898,437            --             --              --              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations              11,716,154   24,619,187    (3,228,504)    (3,888,905)    (15,926,317)    (20,403,220)
                              ------------  -----------  ------------  -------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments               334,623      300,186     6,884,871      5,331,591     156,862,854     201,663,908
   Transfers between
      sub-accounts and the
      company                   (2,506,505)  65,063,056   (81,436,767)     3,839,255    (154,563,324)   (129,381,874)
   Withdrawals                  (7,665,497)  (5,000,315)   14,556,991   (129,121,051)   (287,133,245)   (294,567,100)
   Annual contract fee            (364,395)    (278,087)     (828,083)      (872,136)     (5,909,145)     (6,810,431)
                              ------------  -----------  ------------  -------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (10,201,774)  60,084,840   (60,822,988)  (120,822,341)   (290,742,860)   (229,095,497)
                              ------------  -----------  ------------  -------------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                        1,514,380   84,704,027   (64,051,492)  (124,711,246)   (306,669,177)   (249,498,717)
Contract owners' equity at
   beginning of period          92,029,468    7,325,441   240,289,995    365,001,241   1,133,525,402   1,383,024,119
                              ------------  -----------  ------------  -------------  --------------  --------------
Contract owners' equity at
   end of period              $ 93,543,848  $92,029,468  $176,238,503  $ 240,289,995  $  826,856,225  $1,133,525,402
                              ============  ===========  ============  =============  ==============  ==============

                                  2010          2009         2010          2009            2010            2009
                              ------------  -----------  ------------  -------------  --------------  --------------
Units, beginning of period       6,142,311      700,153    15,261,241     22,608,467      88,916,938     107,096,820
Units issued                       248,717    6,603,930     9,553,377      8,803,030      39,037,439      49,553,562
Units redeemed                     910,106    1,161,772    13,429,665     16,150,256      62,119,492      67,733,444
                              ------------  -----------  ------------  -------------  --------------  --------------
Units, end of period             5,480,922    6,142,311    11,384,953     15,261,241      65,834,885      88,916,938
                              ============  ===========  ============  =============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Money Market Trust B
                                     Series NAV           Mutual Shares Series I    Natural Resources Series II
                              ------------------------  --------------------------  ---------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions     $    14,946  $   173,442  $  4,307,323  $  1,460,431  $    657,134  $     933,738
Expenses:
   Mortality and expense
      risk and
      administrative charges     (446,948)    (545,745)   (1,290,053)     (636,005)   (2,424,919)    (2,151,838)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net investment income (loss)     (432,002)    (372,303)    3,017,270       824,426    (1,767,785)    (1,218,100)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --            --            --            --     43,502,897
   Net realized gain (loss)            --           --      (210,177)     (993,234)  (32,424,468)  (101,777,092)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses)                --           --      (210,177)     (993,234)  (32,424,468)   (58,274,195)
                              -----------  -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the
   period                              --           --    13,157,354    23,288,199    52,549,375    119,418,999
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from operations               (432,002)    (372,303)   15,964,447    23,119,391    18,357,122     59,926,704
                              -----------  -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments              190,699      284,380    20,738,936    44,778,844     1,218,067      2,898,271
   Transfers between
      sub-accounts and the
      company                     845,874    1,216,171    19,034,364    38,793,049    (2,251,887)    16,831,445
   Withdrawals                 (6,890,006)  (6,451,918)   (4,915,742)     (779,906)  (14,997,795)    (9,243,768)
   Annual contract fee           (170,359)    (223,479)   (1,391,954)   (1,535,364)     (505,013)      (537,104)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,023,792)  (5,174,846)   33,465,604    81,256,623   (16,536,628)     9,948,844
                              -----------  -----------  ------------  ------------  ------------  -------------
Total increase (decrease)
   in contract owners'
   equity                      (6,455,794)  (5,547,149)   49,430,051   104,376,014     1,820,494     69,875,548
Contract owners' equity at
   beginning of period         32,691,653   38,238,802   122,735,536    18,359,522   173,158,032    103,282,484
                              -----------  -----------  ------------  ------------  ------------  -------------
Contract owners' equity at
   end of period              $26,235,859  $32,691,653  $172,165,587  $122,735,536  $174,978,526  $ 173,158,032
                              ===========  ===========  ============  ============  ============  =============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, beginning of period      2,574,889    2,981,744    11,608,152     2,191,280     4,956,632      4,519,846
Units issued                      757,557    1,086,155     3,581,353     9,731,411       914,539      2,152,880
Units redeemed                  1,234,960    1,493,010       456,068       314,539     1,387,262      1,716,094
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, end of period            2,097,486    2,574,889    14,733,437    11,608,152     4,483,909      4,956,632
                              ===========  ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Optimized                 Optimized
                                  All Cap Series II          Value Series II         Pacific Rim Series I
                              ------------------------  ------------------------  -------------------------
                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions     $   558,147  $   654,699  $   193,101  $   202,429  $     87,997  $   193,456
Expenses:
   Mortality and expense
      risk and
      administrative charges     (946,379)    (871,431)    (175,461)    (166,873)      (98,139)    (270,309)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)     (388,232)    (216,732)      17,640       35,556       (10,142)     (76,853)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --           --           --            --           --
   Net realized gain (loss)    (7,033,168)  (8,901,313)  (1,424,804)  (1,858,050)   (3,494,383)  (6,234,242)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)        (7,033,168)  (8,901,313)  (1,424,804)  (1,858,050)   (3,494,383)  (6,234,242)
                              -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      17,262,245   22,354,688    2,603,370    4,036,830     3,771,807   11,127,878
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              9,840,845   13,236,643    1,196,206    2,214,336       267,282    4,816,783
                              -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments              347,791      314,369       53,000       38,463        32,150      137,444
   Transfers between
      sub-accounts and the
      company                  (3,001,925)  (4,553,888)    (164,385)    (676,769)  (19,653,484)  (1,023,110)
   Withdrawals                 (5,579,536)  (3,222,158)  (1,282,531)    (696,623)     (848,464)  (1,820,119)
   Annual contract fee           (358,749)    (384,810)     (63,926)     (70,379)      (25,076)     (63,718)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (8,592,419)  (7,846,487)  (1,457,842)  (1,405,308)  (20,494,874)  (2,769,503)
                              -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       1,248,426    5,390,156     (261,636)     809,028   (20,227,592)   2,047,280
Contract owners' equity at
   beginning of period         62,406,897   57,016,741   11,845,975   11,036,947    20,227,592   18,180,312
                              -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at
   end of period              $63,655,323  $62,406,897  $11,584,339  $11,845,975  $         --  $20,227,592
                              ===========  ===========  ===========  ===========  ============  ===========

                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period      4,142,487    4,770,992      969,174    1,107,167     1,716,569    2,021,114
Units issued                      214,095       59,072       46,170       36,236       118,249      420,673
Units redeemed                    756,440      687,577      164,526      174,229     1,834,818      725,218
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period            3,600,142    4,142,487      850,818      969,174            --    1,716,569
                              ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Real Estate
                                Pacific Rim Series II         PIMCO All Asset          Securities Series I
                              -------------------------  ------------------------  -------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions     $     96,579  $   150,142  $ 1,948,657  $ 1,406,392  $   967,611  $  1,361,709
Expenses:
   Mortality and expense
      risk and
      administrative charges      (119,121)    (277,019)    (428,354)    (320,510)    (793,238)     (609,288)
                              ------------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)       (22,542)    (126,877)   1,520,303    1,085,882      174,373       752,421
                              ------------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --           --           --           --           --            --
   Net realized gain (loss)       (142,839)  (5,120,388)    (645,282)  (1,362,818)  (9,137,009)  (30,359,776)
                              ------------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses)           (142,839)  (5,120,388)    (645,282)  (1,362,818)  (9,137,009)  (30,359,776)
                              ------------  -----------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the
   period                          383,532   10,309,318    1,927,056    3,865,320   21,421,897    39,829,457
                              ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations                 218,151    5,062,053    2,802,077    3,588,384   12,459,261    10,222,102
                              ------------  -----------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                55,483      536,973      168,493       62,821      260,074       123,585
   Transfers between
      sub-accounts and the
      company                  (20,688,462)   2,119,081    7,975,723    1,803,186    1,006,822    (3,521,340)
   Withdrawals                    (709,837)    (941,637)  (2,690,366)  (1,714,518)  (6,799,295)   (4,964,352)
   Annual contract fee             (22,075)     (62,561)     (82,612)     (63,673)    (136,821)     (123,447)
                              ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (21,364,891)   1,651,856    5,371,238       87,816   (5,669,220)   (8,485,554)
                              ------------  -----------  -----------  -----------  -----------  ------------
Total increase (decrease)
   in contract owners'
   equity                      (21,146,740)   6,713,909    8,173,315    3,676,200    6,790,041     1,736,548
Contract owners' equity at
   beginning of period          21,146,740   14,432,831   23,773,569   20,097,369   48,549,391    46,812,843
                              ------------  -----------  -----------  -----------  -----------  ------------
Contract owners' equity at
   end of period              $         --  $21,146,740  $31,946,884  $23,773,569  $55,339,432  $ 48,549,391
                              ============  ===========  ===========  ===========  ===========  ============

                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  ------------
Units, beginning of period       1,249,439    1,096,257    1,526,486    1,541,751    2,091,375     2,583,952
Units issued                       291,160      699,532      824,675      414,192      382,264       352,591
Units redeemed                   1,540,599      546,350      501,560      429,457      601,376       845,168
                              ------------  -----------  -----------  -----------  -----------  ------------
Units, end of period                    --    1,249,439    1,849,601    1,526,486    1,872,263     2,091,375
                              ============  ===========  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Real Estate                                              Science &
                                 Securities Series II    Real Return Bond Series II      Technology Series I
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $ 1,097,177  $  1,617,967  $  8,823,330  $  7,055,246  $         68  $         --
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,053,551)     (783,795)   (1,292,125)   (1,303,304)   (1,534,886)   (1,368,804)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)       43,626       834,172     7,531,205     5,751,942    (1,534,818)   (1,368,804)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --            --            --     4,822,162            --            --
   Net realized gain (loss)    (9,571,385)  (32,035,917)   (3,351,599)   (3,839,988)    6,594,720     2,053,092
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)        (9,571,385)  (32,035,917)   (3,351,599)      982,174     6,594,720     2,053,092
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                      25,150,963    45,162,341     1,471,447     6,349,694    16,297,297    43,698,526
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations             15,623,204    13,960,596     5,651,053    13,083,810    21,357,199    44,382,814
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              534,242     2,164,971       215,479       379,433       568,294       784,000
   Transfers between
      sub-accounts and the
      company                     648,223    (3,531,730)   (4,054,000)    4,640,939    (5,530,914)   (5,218,177)
   Withdrawals                 (6,417,168)   (3,999,341)  (10,080,940)  (10,077,603)  (11,131,978)   (8,474,471)
   Annual contract fee           (242,954)     (235,189)     (217,641)     (254,114)     (349,910)     (369,552)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (5,477,657)   (5,601,289)  (14,137,102)   (5,311,345)  (16,444,508)  (13,278,200)
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      10,145,547     8,359,307    (8,486,049)    7,772,465     4,912,691    31,104,614
Contract owners' equity at
   beginning of period         61,999,895    53,640,588    85,501,849    77,729,384   108,495,025    77,390,411
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $72,145,442  $ 61,999,895  $ 77,015,800  $ 85,501,849  $113,407,716  $108,495,025
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      3,296,683     3,569,226     5,613,322     5,990,033     9,846,551    11,304,471
Units issued                      690,523       941,107       988,640     1,704,548       596,334     1,189,071
Units redeemed                    953,752     1,213,650     1,874,589     2,081,259     2,069,031     2,646,991
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            3,033,454     3,296,683     4,727,373     5,613,322     8,373,854     9,846,551
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Short Term    Short Term
                                                          Government    Government
                                      Science &             Income        Income        Small Cap
                                 Technology Series II      Series I     Series II    Growth Series I
                              -------------------------  -------------------------  -----------------
                                  2010         2009          2010          2010       2010      2009
                              -----------  ------------  ------------  -----------  --------  -------
Income:
   Dividend distributions
      received                $        --  $         --  $  1,221,384  $   982,139  $     --  $    --
Expenses:
   Mortality and expense
      risk and
      administrative charges     (751,903)     (606,867)     (869,950)    (852,026)   (1,243)    (318)
                              -----------  ------------  ------------  -----------  --------  -------
Net investment income (loss)     (751,903)     (606,867)      351,434      130,113    (1,243)    (318)
                              -----------  ------------  ------------  -----------  --------  -------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --            --        20,198       18,875        --       --
   Net realized gain (loss)     1,323,782    (2,595,820)      299,075      275,448     3,985       (2)
                              -----------  ------------  ------------  -----------  --------  -------
Realized gains (losses)         1,323,782    (2,595,820)      319,273      294,323     3,985       (2)
                              -----------  ------------  ------------  -----------  --------  -------
Unrealized appreciation
   (depreciation) during the
   period                       9,034,677    21,511,764       140,035      103,794    27,891   11,982
                              -----------  ------------  ------------  -----------  --------  -------
Net increase (decrease) in
   contract owners' equity
   from operations              9,606,556    18,309,077       810,742      528,230    30,633   11,662
                              -----------  ------------  ------------  -----------  --------  -------
Changes from principal
   transactions:
   Purchase payments              325,445       971,802        97,569      301,379    42,659   56,556
   Transfers between
      sub-accounts and the
      company                  (2,209,303)    7,617,254    90,322,657   81,893,354    57,381    7,615
   Withdrawals                 (5,110,516)   (2,526,776)  (10,102,334)  (7,713,494)  (11,691)  (5,281)
   Annual contract fee           (178,161)     (170,751)     (106,309)    (135,541)   (1,621)  (1,679)
                              -----------  ------------  ------------  -----------  --------  -------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,172,535)    5,891,529    80,211,583   74,345,698    86,728   57,211
                              -----------  ------------  ------------  -----------  --------  -------
Total increase (decrease)
   in contract owners'
   equity                       2,434,021    24,200,606    81,022,325   74,873,928   117,361   68,873
Contract owners' equity at
   beginning of period         51,365,381    27,164,775            --           --    86,099   17,226
                              -----------  ------------  ------------  -----------  --------  -------
Contract owners' equity at
   end of period              $53,799,402  $ 51,365,381  $ 81,022,325  $74,873,928  $203,460  $86,099
                              ===========  ============  ============  ===========  ========  =======

                                  2010         2009          2010          2010       2010      2009
                              -----------  ------------  ------------  -----------  --------  -------
Units, beginning of period      3,708,685     3,148,519            --           --     7,788    2,080
Units issued                      773,611     1,857,677     7,847,614    7,327,353    10,498    6,331
Units redeemed                  1,316,803     1,297,511     1,425,921    1,380,422     3,036      623
                              -----------  ------------  ------------  -----------  --------  -------
Units, end of period            3,165,493     3,708,685     6,421,693    5,946,931    15,250    7,788
                              ===========  ============  ============  ===========  ========  =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Small Cap                                           Small Cap
                                  Growth Series II      Small Cap Index Series I       Index Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $        --  $        --  $    82,900  $   114,640  $   169,498  $   313,871
Expenses:
   Mortality and expense
      risk and
      administrative charges     (496,715)    (395,406)    (250,886)    (220,829)    (951,202)    (812,440)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)     (496,715)    (395,406)    (167,986)    (106,189)    (781,704)    (498,569)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --      457,032           --    1,613,250
   Net realized gain (loss)      (450,506)  (6,712,524)    (938,866)  (2,231,538)  (3,703,468)  (5,818,924)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (450,506)  (6,712,524)    (938,866)  (1,774,506)  (3,703,468)  (4,205,674)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,549,984   14,336,850    4,781,483    5,075,791   17,541,729   16,231,422
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,602,763    7,228,920    3,674,631    3,195,096   13,056,557   11,527,179
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              243,197      663,794       49,555       51,269      277,844      447,484
   Transfers between
      sub-accounts and the
      company                     632,747     (239,546)     492,952   (1,175,929)  (2,852,894)  (2,472,638)
   Withdrawals                 (3,451,075)  (2,032,028)  (1,371,681)  (1,607,474)  (4,704,856)  (2,333,150)
   Annual contract fee            (94,595)     (86,830)     (58,182)     (58,055)    (317,986)    (323,532)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (2,669,726)  (1,694,610)    (887,356)  (2,790,189)  (7,597,892)  (4,681,836)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       2,933,037    5,534,310    2,787,275      404,907    5,458,665    6,845,343
Contract owners' equity at
   beginning of period         30,670,851   25,136,541   15,814,967   15,410,060   58,966,313   52,120,970
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $33,603,888  $30,670,851  $18,602,242  $15,814,967  $64,424,978  $58,966,313
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      2,052,359    2,215,159    1,130,357    1,374,591    4,052,504    4,455,488
Units issued                      563,936      700,447      152,510      103,684      337,029      244,026
Units redeemed                    736,257      863,247      214,424      347,918      819,869      647,010
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            1,880,038    2,052,359    1,068,443    1,130,357    3,569,664    4,052,504
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Small Cap                 Small Cap              Small Cap
                               Opportunities Series I    Opportunities Series II     Value Series I
                              ------------------------  ------------------------  -------------------
                                  2010         2009         2010         2009       2010       2009
                              -----------  -----------  -----------  -----------  --------  ---------
Income:
   Dividend distributions
      received                $        --  $        --  $        --  $        --  $  1,273  $  1,107
Expenses:
   Mortality and expense
      risk and
      administrative charges     (453,115)    (386,318)    (482,249)    (373,987)   (3,127)   (1,092)
                              -----------  -----------  -----------  -----------  --------  --------
Net investment income (loss)     (453,115)    (386,318)    (482,249)    (373,987)   (1,854)       15
                              -----------  -----------  -----------  -----------  --------  --------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --           --        --        --
   Net realized gain (loss)    (3,223,195)  (4,933,476)  (3,743,722)  (4,273,827)    2,862       (12)
                              -----------  -----------  -----------  -----------  --------  --------
Realized gains (losses)        (3,223,195)  (4,933,476)  (3,743,722)  (4,273,827)    2,862       (12)
                              -----------  -----------  -----------  -----------  --------  --------
Unrealized appreciation
   (depreciation) during the
   period                      10,810,979   12,360,752   11,108,338   11,136,901    74,674    51,288
                              -----------  -----------  -----------  -----------  --------  --------
Net increase (decrease) in
   contract owners' equity
   from operations              7,134,669    7,040,958    6,882,367    6,489,087    75,682    51,291
                              -----------  -----------  -----------  -----------  --------  --------
Changes from principal
   transactions:
   Purchase payments              125,315       93,861      175,633      468,323    81,781   155,599
   Transfers between
      sub-accounts and the
      company                   2,300,972   (2,206,473)   4,064,240     (585,584)   28,775    30,708
   Withdrawals                 (4,077,123)  (2,519,946)  (3,337,054)  (1,712,683)   (8,185)     (217)
   Annual contract fee            (90,552)     (89,406)    (124,660)    (115,897)   (2,695)   (4,476)
                              -----------  -----------  -----------  -----------  --------  --------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,741,388)  (4,721,964)     778,159   (1,945,841)   99,676   181,614
                              -----------  -----------  -----------  -----------  --------  --------
Total increase (decrease)
   in contract owners'
   equity                       5,393,281    2,318,994    7,660,526    4,543,246   175,358   232,905
Contract owners' equity at
   beginning of period         28,464,030   26,145,036   26,863,935   22,320,689   240,945     8,040
                              -----------  -----------  -----------  -----------  --------  --------
Contract owners' equity at
   end of period              $33,857,311  $28,464,030  $34,524,461  $26,863,935  $416,303  $240,945
                              ===========  ===========  ===========  ===========  ========  ========

                                  2010         2009         2010         2009       2010       2009
                              -----------  -----------  -----------  -----------  --------  ---------
Units, beginning of period      1,685,652    2,041,130    1,671,563    1,804,827    19,366       823
Units issued                      433,004      158,129      696,336      375,290     8,265    18,951
Units redeemed                    548,398      513,607      671,331      508,554       824       408
                              -----------  -----------  -----------  -----------  --------  --------
Units, end of period            1,570,258    1,685,652    1,696,568    1,671,563    26,807    19,366
                              ===========  ===========  ===========  ===========  ========  ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               Small company                Small company
                              Small Cap Value Series II        Value Series I              Value Series II
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $    64,121  $    138,429  $  1,012,758  $    271,026  $    886,695  $    161,506
Expenses:
   Mortality and expense
      risk and
      administrative charges     (662,837)     (533,619)   (1,142,682)   (1,109,344)   (1,215,884)   (1,104,456)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     (598,716)     (395,190)     (129,924)     (838,318)     (329,189)     (942,950)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --            --            --     9,586,606            --     9,006,578
   Net realized gain (loss)     1,081,321   (16,800,952)   (8,073,782)  (15,418,958)   (6,975,736)  (12,374,254)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)         1,081,321   (16,800,952)   (8,073,782)   (5,832,352)   (6,975,736)   (3,367,676)
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       8,041,429    23,349,738    21,578,460    22,993,202    20,633,152    20,149,057
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              8,524,034     6,153,596    13,374,754    16,322,532    13,328,227    15,838,431
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              298,336       757,504       223,405       321,382       507,683     1,104,826
   Transfers between
      sub-accounts and the
      company                   8,032,771   (11,669,901)   (5,760,662)   (7,179,699)   (4,531,574)   (4,544,083)
   Withdrawals                 (4,969,653)   (2,986,852)  (10,176,908)   (8,588,700)   (7,693,660)   (4,827,419)
   Annual contract fee           (125,197)     (119,253)     (218,386)     (241,105)     (292,990)     (312,778)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 3,236,257   (14,018,502)  (15,932,551)  (15,688,122)  (12,010,541)   (8,579,454)
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      11,760,291    (7,864,906)   (2,557,797)      634,410     1,317,686     7,258,977
Contract owners' equity at
   beginning of period         37,413,620    45,278,526    80,022,045    79,387,635    78,532,147    71,273,170
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $49,173,911  $ 37,413,620  $ 77,464,248  $ 80,022,045  $ 79,849,833  $ 78,532,147
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      2,610,714     3,963,530     3,876,782     4,835,477     4,564,364     5,166,412
Units issued                    1,352,961     1,100,449       107,705       242,545       230,762       539,643
Units redeemed                  1,194,197     2,453,264       846,684     1,201,240       887,412     1,141,691
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            2,769,478     2,610,714     3,137,803     3,876,782     3,907,714     4,564,364
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   Smaller company           Smaller Company
                                   Growth Series I          Growth Series II       Strategic Bond Series I
                              ------------------------  ------------------------  -------------------------
                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions
      received                $        --  $        --  $        --  $        --  $  6,950,621  $ 5,546,883
Expenses:
   Mortality and expense
      risk and
      administrative charges     (534,335)     (71,447)    (346,683)     (45,471)     (929,320)  (1,013,906)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)     (534,335)     (71,447)    (346,683)     (45,471)    6,021,301    4,532,977
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      557,346           --      335,569           --            --           --
   Net realized gain (loss)       852,848       20,275      604,733       14,523    (6,929,317)  (4,810,959)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)         1,410,194       20,275      940,302       14,523    (6,929,317)  (4,810,959)
                              -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,597,633    1,850,476    3,711,838    1,055,286     8,496,704   13,575,667
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              7,473,492    1,799,304    4,305,457    1,024,338     7,588,688   13,297,685
                              -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments              118,812       11,562      170,132       58,523        52,367      132,028
   Transfers between
      sub-accounts and the
      company                  (2,235,116)  35,925,528     (703,971)  20,701,081   (72,003,029)   3,074,291
   Withdrawals                 (4,154,094)    (330,386)  (2,213,904)    (146,792)   (9,439,855)  (9,028,486)
   Annual contract fee           (118,372)     (14,988)     (97,854)     (14,328)      (90,223)    (105,841)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,388,770)  35,591,716   (2,845,597)  20,598,484   (81,480,740)  (5,928,008)
                              -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       1,084,722   37,391,020    1,459,860   21,622,822   (73,892,052)   7,369,677
Contract owners' equity at
   beginning of period         37,391,020           --   21,622,822           --    73,892,052   66,522,375
                              -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at
   end of period              $38,475,742  $37,391,020  $23,082,682  $21,622,822  $         --  $73,892,052
                              ===========  ===========  ===========  ===========  ============  ===========

                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period      2,846,684           --    1,648,670           --     3,627,147    3,956,841
Units issued                      164,711    2,923,245      306,452    1,701,272       295,053      547,842
Units redeemed                    633,654       76,561      522,206       52,602     3,922,200      877,536
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period            2,377,741    2,846,684    1,432,916    1,648,670            --    3,627,147
                              ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           Strategic
                                                             Income
                                                         Opportunities      Strategic Income
                               Strategic Bond Series II     Series I     Opportunities Series II
                              -------------------------  -------------  ------------------------
                                  2010          2009          2010         2010          2009
                              ------------  -----------  -------------  -----------  -----------
Income:
   Dividend distributions
      received                $  6,739,351  $ 4,758,122  $ 5,461,644    $ 5,746,958  $   671,982
Expenses:
   Mortality and expense
      risk and
      administrative charges      (968,408)    (951,893)    (171,370)      (365,568)    (167,757)
                              ------------  -----------  -----------    -----------  -----------
Net investment income (loss)     5,770,943    3,806,229    5,290,274      5,381,390      504,225
                              ------------  -----------  -----------    -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --           --             --           --
   Net realized gain (loss)     (3,380,005)  (4,660,575)     (44,841)     1,227,520     (358,748)
                              ------------  -----------  -----------    -----------  -----------
Realized gains (losses)         (3,380,005)  (4,660,575)     (44,841)     1,227,520     (358,748)
                              ------------  -----------  -----------    -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        4,652,821   12,263,118   (4,096,503)    (4,064,984)   2,185,320
                              ------------  -----------  -----------    -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               7,043,759   11,408,772    1,148,930      2,543,926    2,330,797
                              ------------  -----------  -----------    -----------  -----------
Changes from principal
   transactions:
   Purchase payments               405,933    1,268,992        7,663        156,271       93,794
   Transfers between
      sub-accounts and the
      company                  (67,583,184)   9,130,065   75,898,532     66,631,706    1,710,190
   Withdrawals                  (7,197,217)  (5,400,240)  (2,222,631)    (2,772,211)    (962,996)
   Annual contract fee            (183,903)    (218,812)     (14,587)       (66,888)     (30,288)
                              ------------  -----------  -----------    -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (74,558,371)   4,780,005   73,668,977     63,948,878      810,700
                              ------------  -----------  -----------    -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (67,514,612)  16,188,777   74,817,907     66,492,804    3,141,497
Contract owners' equity at
   beginning of period          67,514,612   51,325,835           --     12,305,166    9,163,669
                              ------------  -----------  -----------    -----------  -----------
Contract owners' equity at
   end of period              $         --  $67,514,612  $74,817,907    $78,797,970  $12,305,166
                              ============  ===========  ===========    ===========  ===========

                                  2010          2009          2010         2010          2009
                              ------------  -----------  -------------  -----------  -----------
Units, beginning of period       4,336,364    3,982,811           --        767,713      711,330
Units issued                       893,994    1,474,190    4,300,419      4,479,063      362,599
Units redeemed                   5,230,358    1,120,637      230,959        820,819      306,216
                              ------------  -----------  -----------    -----------  -----------
Units, end of period                    --    4,336,364    4,069,460      4,425,957      767,713
                              ============  ===========  ===========    ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Total Bond Market        Total Bond Market
                                 Trust A Series II       Trust A Series NAV        Total Return Series I
                              ----------------------  ------------------------  --------------------------
                                  2010        2009        2010         2009         2010          2009
                              -----------  ---------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $   961,037  $  21,156  $ 2,370,143  $   768,485  $  6,024,933  $  9,635,456
Expenses:
   Mortality and expense
      risk and
      administrative charges     (191,994)   (13,519)    (502,017)     (75,565)   (3,832,504)   (3,670,399)
                              -----------  ---------  -----------  -----------  ------------  ------------
Net investment income (loss)      769,043      7,637    1,868,126      692,920     2,192,429     5,965,057
                              -----------  ---------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --      8,148           --           --     4,431,887    11,167,421
   Net realized gain (loss)        56,081     31,754      300,937        2,742     4,715,820      (496,060)
                              -----------  ---------  -----------  -----------  ------------  ------------
Realized gains (losses)            56,081     39,902      300,937        2,742     9,147,707    10,671,361
                              -----------  ---------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                      (1,136,738)   (25,697)    (180,410)    (487,875)    3,829,451    10,313,046
                              -----------  ---------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               (311,614)    21,842    1,988,653      207,787    15,169,587    26,949,464
                              -----------  ---------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            5,360,843     65,100   23,580,947   23,979,514     2,187,539     1,739,650
   Transfers between
      sub-accounts and the
      company                  37,552,113      9,854   32,095,606    7,234,238     9,164,154    20,143,471
   Withdrawals                 (2,610,078)  (127,575)  (1,917,945)       1,160   (41,069,925)  (35,555,312)
   Annual contract fee           (112,587)    (6,120)  (1,120,478)    (767,672)     (624,438)     (672,752)
                              -----------  ---------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                40,190,291    (58,741)  52,638,130   30,447,240   (30,342,670)  (14,344,943)
                              -----------  ---------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      39,878,677    (36,899)  54,626,783   30,655,027   (15,173,083)   12,604,521
Contract owners' equity at
   beginning of period            868,795    905,694   30,655,027           --   250,132,005   237,527,484
                              -----------  ---------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $40,747,472  $ 868,795  $85,281,810  $30,655,027  $234,958,922  $250,132,005
                              ===========  =========  ===========  ===========  ============  ============

                                  2010        2009        2010         2009         2010          2009
                              -----------  ---------  -----------  -----------  ------------  ------------
Units, beginning of period         64,240     67,335    2,360,787           --    12,463,088    13,162,475
Units issued                    3,876,657    112,789    4,292,037    2,367,658     2,251,147     2,437,991
Units redeemed                    897,466    115,884      391,034        6,871     3,617,817     3,137,378
                              -----------  ---------  -----------  -----------  ------------  ------------
Units, end of period            3,043,431     64,240    6,261,790    2,360,787    11,096,418    12,463,088
                              ===========  =========  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 Total Stock               Total Stock
                                Total Return Series II      Market Index Series I    Market Index Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009          2010        2009          2010        2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $  7,054,586  $ 10,760,521  $   167,477  $   184,927  $   425,196  $   502,747
Expenses:
   Mortality and expense
      risk and
      administrative charges    (5,261,075)   (4,368,230)    (196,488)    (176,225)    (624,612)    (559,246)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)     1,793,511     6,392,291      (29,011)       8,702     (199,416)     (56,499)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received     5,707,349    12,342,008           --           --           --           --
   Net realized gain (loss)      7,306,637      (381,763)     (17,149)    (464,353)  (1,298,845)  (3,658,966)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)         13,013,986    11,960,245      (17,149)    (464,353)  (1,298,845)  (3,658,966)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        3,777,579    11,727,453    1,883,392    3,246,122    6,975,838   12,225,649
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              18,585,076    30,079,989    1,837,232    2,790,471    5,477,577    8,510,184
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             2,296,271    11,328,858       29,898       38,523      272,208      234,528
   Transfers between
      sub-accounts and the
      company                   20,989,569    59,477,039     (762,360)     (25,597)  (3,594,688)    (897,191)
   Withdrawals                 (37,123,758)  (27,501,051)  (1,198,856)    (904,661)  (3,676,531)  (2,032,156)
   Annual contract fee            (853,863)     (816,124)     (30,868)     (33,607)    (219,409)    (232,706)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (14,691,781)   42,488,722   (1,962,186)    (925,342)  (7,218,420)  (2,927,525)
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        3,893,295    72,568,711     (124,954)   1,865,129   (1,740,843)   5,582,659
Contract owners' equity at
   beginning of period         306,155,661   233,586,950   13,419,876   11,554,747   41,686,321   36,103,662
                              ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $310,048,956  $306,155,661  $13,294,922  $13,419,876  $39,945,478  $41,686,321
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009          2010        2009          2010        2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      17,775,787    15,079,563    1,288,506    1,405,412    3,055,658    3,347,656
Units issued                     6,593,153     6,760,437       35,169       96,302       65,656      307,734
Units redeemed                   7,331,475     4,064,213      219,152      213,208      574,810      599,732
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            17,037,465    17,775,787    1,104,523    1,288,506    2,546,504    3,055,658
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                              Ultra Short  Ultra Short
                               Term Bond    Term Bond   U.S. Government Securities  U.S. Government Securities
                               Series I     Series II            Series I                    Series II
                              -----------  -----------  --------------------------  --------------------------
                                  2010         2010         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                 $   5,779   $   313,582  $    928,691  $  2,986,794  $    721,295  $  2,453,158
Expenses:
   Mortality and expense
      risk and
      administrative charges      (1,260)     (180,062)     (481,114)   (1,528,685)     (502,553)   (1,355,560)
                               ---------   -----------  ------------  ------------  ------------  ------------
Net investment income (loss)       4,519       133,520       447,577     1,458,109       218,742     1,097,598
                               ---------   -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --            --     3,089,816     2,654,323     2,662,000     2,148,409
   Net realized gain (loss)          489        (3,775)   (3,759,805)   (2,850,217)   (1,522,789)   (1,790,507)
                               ---------   -----------  ------------  ------------  ------------  ------------
Realized gains (losses)              489        (3,775)     (669,989)     (195,894)    1,139,211       357,902
                               ---------   -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                         (5,439)     (305,367)    1,914,506     5,414,438       (93,600)    3,852,348
                               ---------   -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations                  (431)     (175,622)    1,692,094     6,676,653     1,264,353     5,307,848
                               ---------   -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             343,032     8,077,839       153,347       817,587       212,961     3,655,380
   Transfers between
      sub-accounts and the
      company                    622,010    31,734,503   (91,959,684)      168,827   (84,656,713)    7,291,212
   Withdrawals                  (277,761)   (4,147,393)   (5,691,526)  (16,828,941)   (3,764,533)  (10,149,918)
   Annual contract fee            (9,550)      (71,440)      (61,899)     (194,053)      (47,321)     (209,895)
                               ---------   -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  677,731    35,593,509   (97,559,762)  (16,036,580)  (88,255,606)      586,779
                               ---------   -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        677,300    35,417,887   (95,867,668)   (9,359,927)  (86,991,253)    5,894,627
Contract owners' equity at
   beginning of period                --            --    95,867,668   105,227,595    86,991,253    81,096,626
                               ---------   -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period               $ 677,300   $35,417,887  $         --  $ 95,867,668  $         --  $ 86,991,253
                               =========   ===========  ============  ============  ============  ============

                                  2010         2010         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period            --            --     4,725,957     5,539,269     6,154,117     6,098,393
Units issued                     103,024     3,839,229       421,022     1,020,113     1,815,231     2,808,451
Units redeemed                    48,719       984,800     5,146,979     1,833,425     7,969,348     2,752,727
                               ---------   -----------  ------------  ------------  ------------  ------------
Units, end of period              54,305     2,854,429            --     4,725,957            --     6,154,117
                               =========   ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     U.S. High
                                  Yield Series II         Utilities Series I        Utilities Series II
                              -----------------------  ------------------------  ------------------------
                                  2010        2009         2010         2009         2010         2009
                              -----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $ 2,535,070  $  531,586  $   505,422  $ 1,033,085  $   546,273  $ 1,144,988
Expenses:
   Mortality and expense
      risk and
      administrative charges      (83,986)    (84,810)    (346,070)    (338,017)    (416,385)    (406,836)
                              -----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)    2,451,084     446,776      159,352      695,068      129,888      738,152
                              -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received    2,120,571          --           --           --           --           --
   Net realized gain (loss)    (3,384,190)    385,585   (3,007,837)  (4,922,815)  (3,087,413)  (5,794,512)
                              -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (1,263,619)    385,585   (3,007,837)  (4,922,815)  (3,087,413)  (5,794,512)
                              -----------  ----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        (699,369)  1,088,645    5,333,224   10,299,864    5,691,175   11,681,291
                              -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                488,096   1,921,006    2,484,739    6,072,117    2,733,650    6,624,931
                              -----------  ----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                2,093      51,338       62,850      133,313       73,063       87,905
   Transfers between
      sub-accounts and the
      company                  (6,243,094)  3,170,037   (1,310,782)  (1,489,128)  (1,749,674)  (1,686,320)
   Withdrawals                   (628,495)   (774,017)  (3,003,168)  (2,177,324)  (2,807,341)  (2,139,475)
   Annual contract fee            (19,342)    (22,399)     (75,216)     (85,207)     (99,308)    (114,273)
                              -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,888,838)  2,424,959   (4,326,316)  (3,618,346)  (4,583,260)  (3,852,163)
                              -----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (6,400,742)  4,345,965   (1,841,577)   2,453,771   (1,849,610)   2,772,768
Contract owners' equity at
   beginning of period          6,400,742   2,054,777   24,792,417   22,338,646   28,486,949   25,714,181
                              -----------  ----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $        --  $6,400,742  $22,950,840  $24,792,417  $26,637,339  $28,486,949
                              ===========  ==========  ===========  ===========  ===========  ===========

                                  2010        2009         2010         2009         2010         2009
                              -----------  ----------  -----------  -----------  -----------  -----------
Units, beginning of period        407,858     188,712    1,410,049    1,674,898    1,086,877    1,289,627
Units issued                      261,514     552,301      136,732      179,703       89,346      135,339
Units redeemed                    669,372     333,155      383,402      444,552      268,660      338,089
                              -----------  ----------  -----------  -----------  -----------  -----------
Units, end of period                   --     407,858    1,163,379    1,410,049      907,563    1,086,877
                              ===========  ==========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Value Opportunities          Value Series I             Value Series II
                              -----------------------  --------------------------  ------------------------
                                 2010         2009         2010          2009         2010          2009
                              ----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions
      received                $   16,774  $    21,385  $    990,501  $  1,097,906  $   232,349  $   281,656
Expenses:
   Mortality and expense
      risk and
      administrative charges     (69,823)     (65,068)   (1,339,713)   (1,107,624)    (475,172)    (397,487)
                              ----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)     (53,049)     (43,683)     (349,212)       (9,718)    (242,823)    (115,831)
                              ----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --           --            --            --           --           --
   Net realized gain (loss)     (536,789)  (1,624,797)   (4,504,896)  (15,113,884)  (2,478,538)  (9,206,474)
                              ----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)         (536,789)  (1,624,797)   (4,504,896)  (15,113,884)  (2,478,538)  (9,206,474)
                              ----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      1,698,332    2,643,269    23,801,518    43,438,869    8,018,498   17,427,093
                              ----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations             1,108,494      974,789    18,947,410    28,315,267    5,297,137    8,104,788
                              ----------  -----------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                 480          680     1,222,610     9,048,320      141,211      442,263
   Transfers between
      sub-accounts and the
      company                   (279,138)    (415,404)   (4,952,287)    2,292,113      208,358   (1,231,109)
   Withdrawals                  (528,689)    (769,509)   (9,488,281)   (8,115,551)  (3,152,394)  (2,317,353)
   Annual contract fee           (18,045)     (18,697)     (344,854)     (471,403)     (97,766)     (97,881)
                              ----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (825,392)  (1,202,930)  (13,562,812)    2,753,479   (2,900,591)  (3,204,080)
                              ----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        283,102     (228,141)    5,384,598    31,068,746    2,396,546    4,900,708
Contract owners' equity at
   beginning of period         4,610,241    4,838,382    99,042,987    67,974,241   28,921,543   24,020,835
                              ----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $4,893,343  $ 4,610,241  $104,427,585  $ 99,042,987  $31,318,089  $28,921,543
                              ==========  ===========  ============  ============  ===========  ===========

                                 2010         2009         2010          2009         2010          2009
                              ----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period       167,144      224,622     5,780,835     4,527,802    1,797,563    2,059,738
Units issued                       1,187        2,910       334,770     2,586,942      375,080      469,607
Units redeemed                    25,565       60,388     1,011,652     1,333,909      544,958      731,782
                              ----------  -----------  ------------  ------------  -----------  -----------
Units, end of period             142,766      167,144     5,103,953     5,780,835    1,627,685    1,797,563
                              ==========  ===========  ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2010

1.   ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 146 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Venture IV, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2010 are as follows:

SUB-ACCOUNTS CLOSED                          2010
-------------------                       ---------
U.S. Government Securities Series I        5/3/2010
U.S. Government Securities Series II       5/3/2010
All Cap Growth Series I                    5/3/2010
All Cap Growth Series II                   5/3/2010
Pacific Rim Series I                       5/3/2010
Pacific Rim Series II                      5/3/2010
CGTC Overseas Equity Series II             5/3/2010
U.S. High Yield Bond Series II            11/8/2010
Strategic Bond Series I                   11/8/2010
Strategic Bond Series II                  11/8/2010

SUB-ACCOUNTS OPENED                          2010
-------------------                       ---------
Short Term Government Income Series I      5/3/2010
Short Term Government Income Series II     5/3/2010
Ultra Short Term Bond Series I             8/2/2010
Ultra Short Term Bond Series II            8/2/2010
Strategic Income Opportunities Series I   11/8/2010

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

2.   SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

EXPENSES

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2010.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

3.   FEDERAL INCOME TAXES

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.   TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.   FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 ("ASC 820") "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2009 and December 31, 2010.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2010 were as follows:

Sub-account                                        Purchases        Sales
-----------------------------------------------   ------------   -------------
500 Index Fund B Series NAV                       $  1,659,769   $   7,962,230
500 Index Series I                                   9,236,381       9,806,068
500 Index Series II                                  2,254,302       7,611,386
500 Index Series NAV                                67,704,216       8,912,403
Active Bond Series I                                10,311,980      19,750,158
Active Bond Series II                               53,357,635      74,199,032
All Cap Core Series I                                1,309,522      8,842,354
All Cap Core Series II                                 486,832       1,783,284
All Cap Growth Series I                                531,772      79,389,365
All Cap Growth Series II                                65,293      12,229,072
All Cap Value Series I                               1,778,830       7,435,875
All Cap Value Series II                              1,948,356       6,098,455
American Asset Allocation Series I                   5,571,979      28,320,380
American Asset Allocation Series II                 43,338,099     126,921,289
American Asset Allocation Series III                 7,737,477      12,028,468
American Blue-Chip Income & Growth Series II         6,044,793      13,428,305
American Blue-Chip Income & Growth Series III       37,876,906       8,876,941
American Bond Series II                            107,665,129     147,845,097
American Bond Series III                            72,309,304      14,572,696
American Fundamental Holdings Series II             26,069,331      78,156,307
American Fundamental Holdings Series III             4,103,281       3,262,998
American Global Diversification Series II           22,868,241      72,145,011
American Global Growth Series II                    19,864,713      34,839,989
American Global Growth Series III                      799,972         111,761
American Global Small Capitalization Series II      16,103,949      24,218,554
American Global Small Capitalization Series III      2,786,801       5,455,213
American Growth Series II                           31,720,763     208,657,994
American Growth Series III                          21,353,224       7,899,892
American Growth-Income Series I                      5,053,974      33,320,360
American Growth-Income Series II                    46,606,791     140,146,164
American Growth-Income Series III                    8,894,868       7,098,546
American High-Income Bond Series II                 21,512,579      21,341,794
American High-Income Bond Series III                25,347,571       2,054,359
American International Series II                    63,244,283     129,264,698
American International Series III                   22,301,299       2,009,870
American New World Series II                        33,373,365      28,795,999
American New World Series III                          880,258          73,984
Balanced Series I                                      331,564          25,240
Basic Value                                            216,062       1,794,481
Blue Chip Growth Series I                            6,497,469      49,548,884
Blue Chip Growth Series II                          12,598,854      24,147,506
Capital Appreciation Series I                       79,376,412      28,659,305
Capital Appreciation Series II                      19,382,218      15,448,287
Capital Appreciation Value Series II                43,902,081      49,245,418
CGTC Overseas Equity Series II                         247,858       3,564,919
Core Allocation Plus Series I                        2,127,664       1,713,554
Core Allocation Plus Series II                       8,015,656      15,032,078
Core Allocation Series I                             6,400,210         316,856

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases        Sales
-----------------------------------------------   ------------   -------------
Core Allocation Series II                           49,830,300      13,156,564
Core Balanced Series I                              13,273,014         551,737
Core Balanced Series II                             90,457,843      17,529,635
Core Balanced Strategy Series NAV                      905,510         362,035
Core Bond Series II                                  7,611,930       6,794,913
Core Disciplined Diversification Series II          84,510,002      12,877,875
Core Fundamental Holdings Series II                119,026,117      20,883,318
Core Fundamental Holdings Series III                10,246,651       1,038,082
Core Global Diversification Series II              160,163,558      29,130,776
Core Global Diversification Series III              10,361,116       1,200,359
Core Strategy Series II                             86,464,585      53,987,733
Core Strategy Series NAV                             2,092,587       1,721,613
Disciplined Diversification Series II               11,760,812      17,939,438
DWS Equity 500 Index                                   845,733       3,286,809
Equity-Income Series I                              12,590,878      50,904,805
Equity-Income Series II                             18,789,880      31,375,001
Financial Services Series I                          1,428,832       4,904,690
Financial Services Series II                         3,078,074       7,924,423
Founding Allocation Series I                         4,391,559       3,683,838
Founding Allocation Series II                       47,365,127     143,111,978
Fundamental Value Series I                           9,535,849      65,295,067
Fundamental Value Series II                         13,656,543      56,309,429
Global Allocation                                       17,558         133,860
Global Bond Series I                                14,550,212      25,613,192
Global Bond Series II                               32,979,005      43,748,037
Global Trust Series I                                9,115,005      21,724,621
Global Trust Series II                               2,649,658       5,767,939
Health Sciences Series I                             4,162,457      10,835,661
Health Sciences Series II                            9,577,724      13,399,376
High Income Series II                               34,867,119      27,437,331
High Yield Series I                                 63,263,817      54,554,208
High Yield Series II                               117,591,280     104,466,699
International Core Series I                          3,192,501       7,886,440
International Core Series II                         3,748,589       5,646,068
International Equity Index A Series I               32,560,552       8,174,789
International Equity Index A Series II              41,060,779      11,935,002
International Equity Index Series NAV                1,480,386       3,816,993
International Opportunities Series II               11,661,369      14,673,605
International Small Company Series I                 4,280,941      13,372,788
International Small Company Series II                7,094,730       9,899,849
International Value Series I                         9,082,309      25,663,912
International Value Series II                       12,216,495      23,376,780
Investment Quality Bond Series I                    47,653,640      32,353,542
Investment Quality Bond Series II                   35,201,472      44,825,223
Large Cap Series I                                   2,168,383      19,979,988
Large Cap Series II                                    797,298       1,882,014
Large Cap Value Series I                             2,369,905       5,232,511
Large Cap Value Series II                            4,063,447       4,164,697

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases       Sales
-----------------------------------------------   ------------   ------------
Lifestyle Aggressive Series I                       20,464,603      25,243,396
Lifestyle Aggressive Series II                      19,438,814      32,644,416
Lifestyle Balanced Series I                        117,637,859     136,760,257
Lifestyle Balanced Series II                       700,293,768     742,485,489
Lifestyle Conservative Series I                     79,471,750      80,749,732
Lifestyle Conservative Series II                   632,394,649     502,016,036
Lifestyle Growth Series I                          103,092,969      96,370,519
Lifestyle Growth Series II                         783,214,549     849,893,560
Lifestyle Moderate Series I                         59,815,040      58,995,610
Lifestyle Moderate Series II                       408,307,111     305,161,365
Mid Cap Index Series I                               5,845,646       8,889,581
Mid Cap Index Series II                             12,513,793      21,857,269
Mid Cap Stock Series I                              15,801,951      35,344,860
Mid Cap Stock Series II                             13,116,671      25,129,020
Mid Value Series I                                   4,731,327      16,825,978
Mid Value Series II                                  5,419,269      15,124,947
Money Market Series I                              139,879,845     203,931,337
Money Market Series II                             481,241,657     787,910,834
Money Market Trust B Series NAV                      9,437,882      15,893,675
Mutual Shares Series I                              41,693,364       5,210,489
Natural Resources Series II                         30,619,651      48,924,066
Optimized All Cap Series II                          3,726,191      12,706,842
Optimized Value Series II                              741,053       2,181,254
Pacific Rim Series I                                 1,773,181      22,278,195
Pacific Rim Series II                                5,279,800      26,667,232
PIMCO All Asset                                     15,400,591       8,509,048
Real Estate Securities Series I                     10,752,692      16,247,540
Real Estate Securities Series II                    15,047,516      20,481,548
Real Return Bond Series II                          24,117,202      30,723,099
Science & Technology Series I                        6,556,118      24,535,444
Science & Technology Series II                      11,084,520      19,008,960
Short Term Government Income Series I               99,336,775      18,753,559
Short Term Government Income Series II              92,582,526      18,087,840
Small Cap Growth Series I                              121,517          36,032
Small Cap Growth Series II                           8,883,887      12,050,326
Small Cap Index Series I                             2,404,425       3,459,768
Small Cap Index Series II                            5,467,225      13,846,821
Small Cap Opportunities Series I                     8,177,324      10,371,826
Small Cap Opportunities Series II                   12,394,174      12,098,263
Small Cap Value Series I                               112,443          14,621
Small Cap Value Series II                           21,069,971      18,432,429
Small Company Value Series I                         3,223,877      19,286,352

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                        Purchases        Sales
-----------------------------------------------   ------------   -------------
Small Company Value Series II                        4,831,781      17,171,511
Smaller Company Growth Series I                      2,839,845       9,205,605
Smaller Company Growth Series II                     4,536,385       7,393,096
Strategic Bond Series I                             12,927,779      88,387,217
Strategic Bond Series II                            21,083,379      89,870,807
Strategic Income Opportunities Series I             83,213,037       4,253,787
Strategic Income Opportunities Series II            83,637,216      14,306,946
Total Bond Market Trust A Series II                 53,469,258      12,509,924
Total Bond Market Trust A Series NAV                59,826,018       5,319,761
Total Return Series I                               55,600,705      79,319,059
Total Return Series II                             127,095,873     134,286,795
Total Stock Market Index Series I                      550,329       2,541,526
Total Stock Market Index Series II                   1,311,416       8,729,251
Ultra Short Term Bond Series I                       1,292,173         609,924
Ultra Short Term Bond Series II                     47,938,285      12,211,257
U.S. Government Securities Series I                 12,051,571     106,073,939
U.S. Government Securities Series II                29,306,239     114,681,104
U.S. High Yield Series II                            8,904,129      11,221,314
Utilities Series I                                   2,878,627       7,045,593
Utilities Series II                                  2,787,656       7,241,026
Value Opportunities                                     50,661         929,101
Value Series I                                       6,804,754      20,716,779
Value Series II                                      6,647,843       9,791,256

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
500 Index Fund B Series
   NAV                       2010   4,740  $10.71 to $10.45 $    50,459   2.05% to 1.40%        1.71%       13.26% to 12.53%
                             2009   5,401      9.45 to 9.29      50,844    2.05 to 1.40         2.22         24.59 to 23.79
                             2008   5,844      7.59 to 7.50      44,222    2.05 to 1.40         2.04       (38.07) to (38.47)
                             2007   6,936    12.25 to 12.20      84,872    2.05 to 1.40         1.25        (2.01) to (2.43)
500 Index Series I           2010   5,409    12.37 to 11.78      58,263    1.90 to 0.45         1.39         14.07 to 12.43
                             2009   5,498    11.00 to 10.32      52,556    1.90 to 0.45         1.64         25.17 to 23.37
                             2008   6,939      8.91 to 8.25      53,451    1.90 to 0.45         0.68       (37.49) to (38.39)
                             2007   8,813    14.47 to 13.19     109,739    1.90 to 0.45         2.20          4.43 to 2.92
                             2006  11,610    14.21 to 11.66     139,913    1.90 to 0.45         0.98         14.74 to 13.09
500 Index Series II          2010   3,263    16.00 to 15.73      45,976    2.05 to 0.45         1.17         13.77 to 11.97
                             2009   3,663    14.29 to 13.83      45,925    2.05 to 0.45         1.49         25.03 to 23.04
                             2008   3,917    11.61 to 11.06      39,679    2.05 to 0.45         0.47       (37.68) to (38.68)
                             2007   4,687    18.94 to 17.75      76,993    2.05 to 0.45         1.92          4.25 to 2.59
                             2006   5,989    18.53 to 15.21      95,202    2.05 to 0.45         0.82         14.54 to 12.73
500 Index Series NAV         2010   6,829    17.58 to 17.36     119,890    1.55 to 0.80         1.98         13.73 to 12.88
                             2009   3,111    15.46 to 15.38      48,071    1.55 to 0.80         2.57         23.67 to 23.06
Active Bond Series I         2010   3,775    17.10 to 15.75      61,016    1.90 to 0.45         7.10         13.34 to 11.71
                             2009   4,629    15.08 to 14.09      66,650    1.90 to 0.45         7.05         24.24 to 22.46
                             2008   5,542    12.14 to 11.51      64,896    1.90 to 0.45         5.10       (10.94) to (12.23)
                             2007   7,222    13.63 to 13.11      95,921    1.90 to 0.45         8.52          3.58 to 2.08
                             2006   8,812    13.16 to 12.85     114,129    1.90 to 0.45         2.87          3.95 to 2.46
Active Bond Series II        2010  19,948    16.90 to 15.43     315,368    2.05 to 0.45         6.91         13.20 to 11.40
                             2009  22,493    14.93 to 13.85     317,842    2.05 to 0.45         7.15         23.82 to 21.86
                             2008  23,847    12.06 to 11.37     275,346    2.05 to 0.45         4.72       (11.05) to (12.47)
                             2007  37,399    13.56 to 12.99     491,157    2.05 to 0.45         7.95          3.31 to 1.66
                             2006  38,059    13.12 to 12.78     489,521    2.05 to 0.45         2.62          3.74 to 2.10
All Cap Core Series I        2010   3,183    12.99 to 12.70      49,057    1.90 to 0.45         1.02         12.53 to 10.91
                             2009   3,691    11.54 to 11.46      51,277    1.90 to 0.45         1.57         27.89 to 26.05
                             2008   4,405      9.09 to 9.02      48,379    1.90 to 0.45         1.57       (39.90) to (40.77)
                             2007   5,691    15.34 to 15.01     105,085    1.90 to 0.45         1.40          2.20 to 0.72
                             2006   7,796     20.83 to 9.21     143,933    1.90 to 0.45         0.72         14.23 to 12.59
All Cap Core Series II       2010     501    17.35 to 17.04       7,783    2.05 to 0.45         0.79         12.31 to 10.53
                             2009     591    15.45 to 15.42       8,270    2.05 to 0.45         1.38         27.68 to 25.66
                             2008     682    12.27 to 12.10       7,549    2.05 to 0.45         1.33       (40.02) to (40.98)
                             2007     876    20.79 to 20.17      16,332    2.05 to 0.45         0.75          1.95 to 0.32
                             2006     546    20.80 to 16.71      10,072    2.05 to 0.45         0.58         14.03 to 12.23
All Cap Growth Series I      2010       0     12.86 to 9.90           0    1.90 to 0.45         0.21          4.48 to 3.98
                             2009   5,759     12.31 to 9.52      75,666    1.90 to 0.45         0.69         20.55 to 18.81
                             2008   6,912     10.21 to 8.01      76,574    1.90 to 0.45         0.29       (42.21) to (43.04)
                             2007   8,855    17.67 to 14.07     171,682    1.90 to 0.45         0.04          11.55 to 9.94
                             2006  11,560     20.21 to 8.59     205,159    1.90 to 0.45         0.00          6.10 to 4.57
All Cap Growth Series II     2010       0    13.23 to 12.69           0    2.05 to 0.45         0.11          4.40 to 3.85
                             2009   1,055    12.74 to 12.15      11,664    2.05 to 0.45         0.51         20.33 to 18.42
                             2008   1,159    10.76 to 10.10      10,760    2.05 to 0.45         0.10       (42.32) to (43.24)
                             2007   1,505    18.96 to 17.51      24,474    2.05 to 0.45         0.00          11.32 to 9.55
                             2006   1,743    17.37 to 14.04      25,736    2.05 to 0.45         0.00          5.84 to 4.17

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
All Cap Value Series I       2010   1,571  $19.43 to $17.01 $    27,159   1.90% to 0.45%        0.36%       17.82% to 16.13%
                             2009   1,910    16.49 to 14.65      28,466    1.90 to 0.45         0.52         26.04 to 24.23
                             2008   2,223    13.08 to 11.79      26,764    1.90 to 0.45         0.78       (29.10) to (30.13)
                             2007   2,757    18.45 to 16.87      47,390    1.90 to 0.45         1.69          7.84 to 6.28
                             2006   3,603    17.11 to 15.85      58,058    1.90 to 0.45         0.99         13.20 to 11.58
All Cap Value Series II      2010   1,558    20.95 to 20.63      28,706    2.05 to 0.45         0.15         17.60 to 15.74
                             2009   1,787    18.10 to 17.54      28,321    2.05 to 0.45         0.31         25.84 to 23.84
                             2008   2,009    14.62 to 13.94      25,562    2.05 to 0.45         0.54       (29.19) to (30.32)
                             2007   2,483    20.97 to 19.69      45,032    2.05 to 0.45         1.34          7.55 to 5.84
                             2006   3,376    19.89 to 15.89      57,471    2.05 to 0.45         0.80         13.02 to 11.23
American Asset Allocation
   Series I                  2010  13,637    12.07 to 11.44     158,613    1.90 to 0.45         1.53          11.55 to 9.95
                             2009  15,781    10.82 to 10.41     166,221    1.90 to 0.45         1.86         20.87 to 19.71
American Asset Allocation
   Series II                 2010 113,271    12.03 to 11.35   1,311,937    2.05 to 0.45         1.44          11.40 to 9.63
                             2009 121,062    10.80 to 10.35   1,272,060    2.05 to 0.45         2.01         22.72 to 20.77
                             2008  89,206      8.80 to 8.57     771,852    2.05 to 0.45         3.11       (30.15) to (31.26)
                             2007  37,749    12.60 to 12.47     472,822    2.05 to 0.45         3.79         0.81 to (0.26)
American Asset Allocation
   Series III                2010  12,112    12.67 to 12.40     153,108    1.55 to 0.80         1.96         11.64 to 10.81
                             2009  12,626    11.35 to 11.19     143,081    1.55 to 0.80         3.11         22.83 to 21.91
                             2008   3,703      9.24 to 9.18      34,188    1.55 to 0.80         8.47       (26.08) to (26.57)
American Blue-Chip Income
   & Growth Series II        2010   4,252    18.49 to 16.36      72,210    2.05 to 0.45         1.15          11.25 to 9.49
                             2009   4,710    16.62 to 14.94      72,695    2.05 to 0.45         1.43         26.56 to 24.55
                             2008   5,410    13.13 to 11.99      66,643    2.05 to 0.45         3.81       (37.05) to (38.05)
                             2007   7,008    20.86 to 19.36     138,675    2.05 to 0.45         2.05         1.02 to (0.59)
                             2006   8,938    20.65 to 19.48     177,061    2.05 to 0.45         0.43         16.27 to 14.43
American Blue-Chip Income
   & Growth Series III       2010  12,453    12.01 to 11.75     149,125    1.55 to 0.80         1.90         11.39 to 10.56
                             2009   9,830    10.78 to 10.63     105,779    1.55 to 0.80         2.96         26.77 to 25.82
                             2008   1,817      8.50 to 8.45      15,441    1.55 to 0.80        10.53       (31.98) to (32.43)
American Bond Series II      2010  49,795    14.27 to 13.08     669,121    2.05 to 0.45         2.36          5.49 to 3.82
                             2009  53,291    13.52 to 12.60     686,248    2.05 to 0.45         2.60          11.42 to 9.65
                             2008  50,088    12.14 to 11.49     585,290    2.05 to 0.45         9.01       (10.23) to (11.66)
                             2007  66,523    13.52 to 13.01     875,494    2.05 to 0.45         4.45          2.30 to 0.66
                             2006  36,600    13.22 to 12.92     475,934    2.05 to 0.45         0.00          6.01 to 4.33
American Bond Series III     2010  15,087    13.19 to 12.91     198,440    1.55 to 0.80         3.38          5.56 to 4.77
                             2009  10,976    12.49 to 12.32     136,901    1.55 to 0.80         4.89         11.67 to 10.83
                             2008   1,708    11.19 to 11.11      19,101    1.55 to 0.80        18.03       (10.49) to (11.08)
American Fundamental
   Holdings Series II        2010  89,991    12.16 to 11.37   1,041,332    2.05 to 0.35         1.38          7.96 to 1.20
                             2009  94,707    12.01 to 10.54   1,009,532    2.05 to 0.35         1.67         26.24 to 24.11
                             2008  64,804      9.52 to 8.49     553,472    2.05 to 0.35         5.63       (23.87) to (32.37)
                             2007   4,219    12.58 to 12.55      53,003    2.05 to 0.45         2.84          0.65 to 0.43
American Fundamental
   Holdings Series III       2010   4,994    12.61 to 12.34      62,808    1.55 to 0.80         1.91          9.83 to 9.01
                             2009   4,976    11.48 to 11.32      57,028    1.55 to 0.80         2.67         26.26 to 25.32
                             2008   1,576      9.09 to 9.03      14,319    1.55 to 0.80         9.38       (27.26) to (27.74)
American Global
   Diversification
   Series II                 2010  69,808    12.65 to 11.77     835,495    2.05 to 0.35         1.80          10.02 to 0.89
                             2009  74,544    12.54 to 10.69     806,356    2.05 to 0.35         1.81         35.81 to 33.53
                             2008  62,576      9.23 to 8.01     504,068    2.05 to 0.35         4.62       (26.13) to (36.18)
                             2007   8,251    12.58 to 12.55     103,611    2.05 to 0.45         2.96          0.61 to 0.39

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
American Global Growth
   Series II                 2010  15,211  $12.66 to $11.94 $   185,112   2.05% to 0.45%        0.92%        10.68% to 8.92%
                             2009  16,435    11.44 to 10.96     182,646    2.05 to 0.45         0.88         40.78 to 38.55
                             2008  17,516      8.13 to 7.91     139,771    2.05 to 0.45         2.33       (38.96) to (39.93)
                             2007  16,199    13.31 to 13.17     214,070    2.05 to 0.45         3.30          6.51 to 1.66
American Global Growth
   Series III                2010     254    13.08 to 12.80       3,306    1.55 to 0.80         1.59         10.91 to 10.08
                             2009     197    11.80 to 11.63       2,315    1.55 to 0.80         2.27         41.09 to 40.03
                             2008      32      8.36 to 8.30         270    1.55 to 0.80        11.31       (33.12) to (33.56)
American Global Small
   Capitalization
   Series II                 2010   6,333    12.11 to 11.42      73,719    2.05 to 0.45         1.12         21.30 to 19.38
                             2009   7,183      9.98 to 9.56      69,662    2.05 to 0.45         0.00         59.72 to 57.18
                             2008   7,111      6.25 to 6.09      43,637    2.05 to 0.45         1.24       (54.00) to (54.74)
                             2007   6,051    13.59 to 13.44      81,611    2.05 to 0.45         2.66          8.71 to 7.55
American Global Small
   Capitalization
   Series III                2010   2,737    12.55 to 12.28      34,259    1.55 to 0.80         1.57         21.52 to 20.62
                             2009   2,977    10.33 to 10.18      30,698    1.55 to 0.80         0.05         59.88 to 58.68
                             2008     777      6.46 to 6.42       5,017    1.55 to 0.80         7.92       (48.32) to (48.67)
American Growth Series II    2010  54,531    21.54 to 19.05   1,000,428    2.05 to 0.45         0.19         17.61 to 15.74
                             2009  64,066    18.31 to 16.46   1,013,458    2.05 to 0.45         0.08         38.05 to 35.86
                             2008  74,067    13.27 to 12.12     860,203    2.05 to 0.45         1.68       (44.53) to (45.42)
                             2007  71,979    23.91 to 22.20   1,544,152    2.05 to 0.45         0.97          11.23 to 9.45
                             2006  65,701    21.50 to 12.85   1,324,518    2.05 to 0.45         0.17          9.15 to 2.77
American Growth Series III   2010   7,318    12.17 to 11.91      88,815    1.55 to 0.80         0.77         17.74 to 16.86
                             2009   5,975    10.34 to 10.19      61,649    1.55 to 0.80         0.90         38.21 to 37.18
                             2008   1,283      7.48 to 7.43       9,589    1.55 to 0.80         8.43       (40.17) to (40.57)
American Growth-Income
   Series I                  2010   9,001    18.65 to 16.69     155,150    1.90 to 0.45         1.06          10.56 to 8.97
                             2009  10,752    16.87 to 15.32     169,407    1.90 to 0.45         1.10         27.18 to 25.96
American Growth-Income
   Series II                 2010  50,328    18.60 to 16.46     804,949    2.05 to 0.45         0.96          10.34 to 8.59
                             2009  55,869    16.86 to 15.16     820,869    2.05 to 0.45         1.06         30.08 to 28.01
                             2008  63,942    12.96 to 11.84     734,827    2.05 to 0.45         1.90       (38.45) to (39.43)
                             2007  66,656    21.06 to 19.55   1,269,653    2.05 to 0.45         2.82          4.00 to 2.35
                             2006  57,500    20.25 to 13.50   1,094,820    2.05 to 0.45         0.92          14.10 to 8.01
American Growth-Income
   Series III                2010   6,613    11.99 to 11.73      79,060    1.55 to 0.80         1.52          10.55 to 9.72
                             2009   6,436    10.84 to 10.69      69,674    1.55 to 0.80         2.16         30.22 to 29.24
                             2008   1,445      8.33 to 8.27      12,028    1.55 to 0.80         8.98       (33.38) to (33.82)
American High-Income Bond
   Series II                 2010   4,170    14.25 to 13.43      57,073    2.05 to 0.45         7.13         14.01 to 12.20
                             2009   4,418    12.50 to 11.97      53,605    2.05 to 0.45         6.75         37.80 to 35.61
                             2008   3,594      9.07 to 8.83      31,998    2.05 to 0.45         6.39       (24.73) to (25.93)
                             2007   3,619    12.05 to 11.92      43,281    2.05 to 0.45        13.20        (3.62) to (4.65)
American High-Income Bond
   Series III                2010   2,741    15.34 to 15.02      41,957    1.55 to 0.80         8.73         14.06 to 13.21
                             2009   1,265    13.45 to 13.26      16,993    1.55 to 0.80        26.39         38.08 to 37.05
                             2008      11      9.74 to 9.68         103    1.55 to 0.80        37.68       (22.06) to (22.57)
American International
   Series II                 2010  28,123    28.52 to 25.23     646,557    2.05 to 0.45         1.44          6.20 to 4.52
                             2009  30,807    26.86 to 24.14     679,801    2.05 to 0.45         0.91         41.77 to 39.52
                             2008  36,071    18.95 to 17.30     569,687    2.05 to 0.45         3.67       (42.73) to (43.64)
                             2007  36,873    33.08 to 30.71   1,049,619    2.05 to 0.45         2.13         18.87 to 16.97
                             2006  33,554    27.83 to 13.23     856,032    2.05 to 0.45         0.72          17.79 to 5.84
American International
   Series III                2010   2,699    12.24 to 11.98      32,941    1.55 to 0.80         2.87          6.40 to 5.60
                             2009     900    11.51 to 11.35      10,332    1.55 to 0.80         4.68         42.00 to 40.94
                             2008      34      8.10 to 8.05         279    1.55 to 0.80        10.20       (35.17) to (35.60)
American New World
   Series II                 2010   6,201    14.82 to 13.97      88,319    2.05 to 0.45         1.14         16.66 to 14.81
                             2009   5,874    12.70 to 12.17      72,479    2.05 to 0.45         1.19         48.15 to 45.80
                             2008   4,594      8.58 to 8.35      38,682    2.05 to 0.45         2.18       (42.92) to (43.83)
                             2007   5,282    15.02 to 14.86      78,752    2.05 to 0.45         4.11          20.18 to 3.01

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
American New World
   Series III                2010     198  $13.60 to $13.30 $     2,681   1.55% to 0.80%        1.83%       16.90% to 16.03%
                             2009     132    11.63 to 11.47       1,529    1.55 to 0.80         2.57         48.36 to 47.25
                             2008      15      7.84 to 7.79         115    1.55 to 0.80        12.33       (37.28) to (37.70)
Balanced Series I            2010      27    16.53 to 16.33         444    1.55 to 0.80         1.24         11.69 to 10.85
                             2009       7    14.80 to 14.73         107    1.55 to 0.80         2.26         18.42 to 17.84
Basic Value                  2010     382    29.22 to 14.98       8,946    1.90 to 1.40         1.39         11.11 to 10.55
                             2009     455    26.30 to 13.55       9,606    1.90 to 1.40         1.84         29.09 to 28.45
                             2008     560    20.38 to 10.55       9,193    1.90 to 1.40         1.86       (37.72) to (38.03)
                             2007     771    32.71 to 17.02      20,420    1.90 to 1.40         1.15         0.22 to (0.28)
                             2006   1,058    32.64 to 16.86      28,247    1.90 to 1.40         1.32         19.98 to 19.38
Blue Chip Growth Series I    2010  12,612    17.49 to 13.57     259,341    1.90 to 0.45         0.08         15.63 to 13.97
                             2009  14,833    15.12 to 11.91     265,754    1.90 to 0.45         0.14         42.25 to 40.21
                             2008  17,615     10.63 to 8.49     224,482    1.90 to 0.45         0.31       (42.79) to (43.62)
                             2007  21,089    18.58 to 15.07     478,935    1.90 to 0.45         0.72         12.24 to 10.61
                             2006  26,907    24.22 to 10.96     554,434    1.90 to 0.45         0.21          9.09 to 5.59
Blue Chip Growth Series II   2010   7,826    17.13 to 17.04     118,731    2.05 to 0.45         0.05         15.42 to 13.59
                             2009   8,551    15.00 to 14.84     113,765    2.05 to 0.45         0.09         41.92 to 39.67
                             2008   9,393    10.74 to 10.46      89,182    2.05 to 0.45         0.14       (42.89) to (43.80)
                             2007   9,256    19.11 to 18.31     155,552    2.05 to 0.45         0.39         12.00 to 10.22
                             2006  10,160    17.40 to 13.18     154,585    2.05 to 0.45         0.03          8.82 to 5.44
Capital Appreciation
   Series I                  2010  17,221    12.76 to 10.91     171,777    1.90 to 0.45         0.15          11.33 to 9.73
                             2009  11,642     11.62 to 9.80     105,780    1.90 to 0.45         0.25         41.65 to 39.61
                             2008  13,837      8.33 to 6.92      89,610    1.90 to 0.45         0.43       (37.50) to (38.41)
                             2007  17,486    13.52 to 11.07     182,898    1.90 to 0.45         0.27          11.11 to 9.50
                             2006  22,981     12.66 to 9.20     218,602    1.90 to 0.45         0.00          1.80 to 0.34
Capital Appreciation
   Series II                 2010   4,936    18.03 to 16.83      73,641    2.05 to 0.45         0.02          11.08 to 9.31
                             2009   4,634    16.49 to 15.15      62,886    2.05 to 0.45         0.05         41.41 to 39.16
                             2008   4,711    11.85 to 10.71      45,780    2.05 to 0.45         0.22       (37.64) to (38.63)
                             2007   5,414    19.31 to 17.18      85,349    2.05 to 0.45         0.08          10.86 to 9.09
                             2006   6,969    17.77 to 12.63     100,281    2.05 to 0.45         0.00          1.61 to 0.00
Capital Appreciation Value
    Series II                2010  24,073    13.33 to 12.80     312,548    2.05 to 0.45         1.26         13.12 to 11.33
                             2009  27,231    11.78 to 11.49     315,680    2.05 to 0.45         2.10         29.25 to 27.20
                             2008  14,299      9.12 to 9.04     129,560    2.05 to 0.45         1.23       (27.08) to (27.71)
CGTC Overseas Equity
   Series II                 2010       0    14.99 to 13.83           0    2.05 to 0.45         0.50        (1.20) to (1.71)
                             2009     234    15.17 to 14.08       3,366    2.05 to 0.45         1.84         29.86 to 27.80
                             2008     284    11.68 to 11.01       3,186    2.05 to 0.45         1.58       (42.45) to (43.37)
                             2007     348    20.30 to 19.45       6,853    2.05 to 0.45         0.02          11.70 to 9.92
                             2006     382    18.17 to 17.69       6,821    2.05 to 0.45         0.44         19.10 to 17.22
Core Allocation Plus
   Series I                  2010   1,753    12.29 to 12.03      21,489    1.55 to 0.80         1.14          9.62 to 8.80
                             2009   1,749    11.22 to 11.06      19,574    1.55 to 0.80         2.17         24.21 to 23.28
                             2008     460      9.03 to 8.97       4,147    1.55 to 0.80         1.98       (27.76) to (28.24)
Core Allocation Plus
   Series II                 2010  12,998    12.03 to 11.55     152,254    2.05 to 0.45         0.91          9.79 to 8.05
                             2009  13,790    10.95 to 10.69     148,644    2.05 to 0.45         1.69         24.54 to 22.56
                             2008   5,294      8.80 to 8.72      46,295    2.05 to 0.45         1.05       (29.64) to (30.25)
Core Allocation Series I     2010     629    16.28 to 16.08      10,234    1.55 to 0.80         3.24          10.12 to 9.30
                             2009     241    14.79 to 14.71       3,561     1.55 to 080         7.68         18.30 to 17.71
Core Allocation Series II    2010   4,171    16.68 to 14.09      68,382    2.10 to 0.45         2.82         12.73 to 10.23
                             2009   1,859    15.13 to 14.97      27,950    2.05 to 0.45         6.06         21.06 to 19.77
Core Balanced Series I       2010   1,164    16.42 to 16.22      19,081    1.55 to 0.80         2.82         11.30 to 10.47
                             2009     343    14.75 to 14.68       5,061    1.55 to 0.80         3.83         18.04 to 17.46
Core Balanced Series II      2010   7,593    16.87 to 14.10     125,984    2.10 to 0.45         2.29         12.80 to 11.55
                             2009   2,944    15.12 to 14.96      44,238    2.05 to 0.45         2.72           21 to 19.71

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Core Balanced Strategy
   Series NAV                2010     237  $14.91 to $14.91 $     3,531   1.60% to 1.60%        2.63         9.07% to 9.07%
                             2009     201    13.67 to 13.67       2,742    1.60 to 1.60         4.97          9.37 to 9.37
Core Bond Series II          2010     833    16.32 to 14.90      12,760    2.05 to 0.45         2.48          6.44 to 4.75
                             2009     792    15.33 to 14.23      11,527    2.05 to 0.45         2.12          9.12 to 7.38
                             2008     628    14.05 to 13.25       8,460    2.05 to 0.45         7.75          2.68 to 1.05
                             2007     273    13.68 to 13.11       3,624    2.05 to 0.45         7.22          5.58 to 3.90
                             2006     117    12.96 to 12.62       1,494    2.05 to 0.45         2.11          3.15 to 1.52
Core Disciplined
   Diversification
   Series II                 2010   8,099    17.31 to 14.28     137,776    2.10 to 0.45         2.39         14.27 to 11.70
                             2009   3,712    15.49 to 15.33      57,114    2.05 to 0.45         3.81         23.95 to 22.63
Core Fundamental Holdings
   Series II                 2010  13,036    13.85 to 13.48     207,377    2.10 to 0.35         2.03          10.81 to 7.87
                             2009   6,628    14.80 to 14.64      97,508    2.05 to 0.45         2.80         18.41 to 17.16
Core Fundamental Holdings
   Series III                2010   1,248    15.81 to 15.62      19,707    1.55 to 0.80         2.52          9.20 to 8.38
                             2009     651    14.48 to 14.41       9,425    1.55 to 0.80         3.53         15.85 to 15.28
Core Global Diversification
   Series II                 2010  15,840    14.16 to 13.47     256,911    2.10 to 0.35         2.39          13.30 to 7.77
                             2009   7,611    15.30 to 15.14     115,642    2.05 to 0.45         2.94          22.4 to 21.10
Core Global Diversification
   Series III                2010   1,003    16.11 to 15.91      16,128    1.55 to 0.80         2.86          7.84 to 7.03
                             2009     417    14.94 to 14.86       6,223    1.55 to 0.80         4.00         19.48 to 18.90
Core Strategy Series II      2010  46,040    14.32 to 14.17     623,298    2.10 to 0.45         2.16         13.36 to 11.67
                             2009  43,901    12.82 to 12.05     536,845    2.05 to 0.45         1.96         21.11 to 19.18
                             2008  31,257    10.59 to 10.11     318,495    2.05 to 0.45         1.41       (26.80) to (27.97)
                             2007  21,010    14.46 to 14.03     295,947    2.05 to 0.45         4.07          6.07 to 4.38
                             2006   7,176    13.63 to 13.22      96,463    2.05 to 0.45         2.53          9.07 to 5.76
Core Strategy Series NAV     2010     442    15.88 to 15.88       7,020    1.20 to 1.20         2.32         14.16 to 11.22
                             2009     422    14.27 to 14.27       6,031    1.20 to 1.20         3.14         14.20 to 10.40
Disciplined Diversification
   Series II                 2010  18,143    13.07 to 12.55     231,251    2.05 to 0.45         1.40         12.67 to 10.89
                             2009  18,659    11.60 to 11.32     213,163    2.05 to 0.45         2.18         26.39 to 24.39
                             2008   8,663      9.18 to 9.10      79,086    2.05 to 0.45         1.85       (26.55) to (27.19)
DWS Equity 500 Index         2010     817    19.93 to 16.09      15,950    2.05 to 1.40         1.55         12.70 to 11.97
                             2009     957    17.68 to 14.37      16,616    2.05 to 1.40         2.53         24.04 to 23.24
                             2008   1,126    14.25 to 11.66      15,769    2.05 to 1.40         2.09       (38.24) to (38.64)
                             2007   1,253    23.08 to 19.00      28,468    2.05 to 1.40         1.20          3.38 to 2.71
                             2006   1,674    22.32 to 18.50      36,849    2.05 to 1.40         0.85         13.61 to 12.87
Equity-Income Series I       2010   9,698    20.55 to 15.15     263,326    1.90 to 0.45         1.83         14.60 to 12.95
                             2009  11,371    17.93 to 13.41     270,462    1.90 to 0.45         2.11         25.15 to 23.35
                             2008  13,650    14.33 to 10.87     261,747    1.90 to 0.45         2.24       (36.25) to (37.17)
                             2007  17,778    22.47 to 17.31     540,216    1.90 to 0.45         2.81          2.88 to 1.39
                             2006  22,179    36.09 to 13.77     662,231    1.90 to 0.45         1.55         18.49 to 10.17
Equity-Income Series II      2010  10,031    17.40 to 17.02     153,300    2.05 to 0.45         1.68         14.40 to 12.58
                             2009  10,954    15.46 to 14.88     148,222    2.05 to 0.45         1.95           24.98 to 23
                             2008  11,489    12.57 to 11.91     126,409    2.05 to 0.45         2.11       (36.45) to (37.46)
                             2007  13,765    20.10 to 18.74     241,867    2.05 to 0.45         2.48          2.70 to 1.06
                             2006  16,212    19.96 to 13.75     282,032    2.05 to 0.45         1.36         18.23 to 10.03

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Financial Services Series I  2010   1,177  $14.92 to $13.33 $    15,858   1.90% to 0.45%        0.30%       11.75% to 10.14%
                             2009   1,450    13.35 to 12.10      17,662    1.90 to 0.45         0.70         40.77 to 38.74
                             2008   1,624      9.48 to 8.72      14,200    1.90 to 0.45         0.82       (44.90) to (45.70)
                             2007   1,792    17.21 to 16.06      28,749    1.90 to 0.45         1.20        (7.24) to (8.58)
                             2006   2,583    18.56 to 14.42      45,180    1.90 to 0.45         0.36         22.57 to 15.39
Financial Services
   Series II                 2010   1,906    16.29 to 15.96      27,065    2.05 to 0.45         0.13          11.50 to 9.73
                             2009   2,251    14.85 to 14.32      29,096    2.05 to 0.45         0.51         40.35 to 38.12
                             2008   2,477    10.75 to 10.20      23,207    2.05 to 0.45         0.66       (45.00) to (45.88)
                             2007   2,222    19.86 to 18.55      38,360    2.05 to 0.45         0.87        (7.35) to (8.83)
                             2006   2,934    21.86 to 14.40      55,701    2.05 to 0.45         0.21         22.22 to 15.22
Founding Allocation
   Series I                  2010   3,738    12.44 to 12.17      46,366    1.55 to 0.80         3.90          9.78 to 8.96
                             2009   3,794    11.33 to 11.17      42,903    1.55 to 0.80         5.28         30.42 to 29.45
                             2008   1,345      8.69 to 8.63      11,671    1.55 to 0.80         6.91       (30.51) to (30.97)
Founding Allocation
   Series II                 2010 116,260    18.99 to 10.48   1,242,478    2.05 to 0.35         3.52          10.05 to 8.20
                             2009 128,398     17.26 to 9.68   1,261,886    2.05 to 0.35         3.86         30.67 to 28.46
                             2008 136,082     13.21 to 7.54   1,035,742    2.05 to 0.35         2.91         5.67 to (36.87)
                             2007  88,895    12.07 to 11.94   1,067,048    2.05 to 0.45         0.97        (3.45) to (4.47)
Fundamental Value Series I   2010  24,123    16.02 to 14.50     350,230    1.90 to 0.45         1.08         12.59 to 10.97
                             2009  28,241    14.23 to 13.07     368,109    1.90 to 0.45         0.92          31.19 to 29.3
                             2008  33,466    10.85 to 10.11     336,160    1.90 to 0.45         2.42       (39.59) to (40.47)
                             2007   8,886    17.95 to 16.97     148,942    1.90 to 0.45         1.57          3.57 to 2.07
                             2006  10,715    17.34 to 13.64     175,241    1.90 to 0.45         0.80          14.00 to 9.10
Fundamental Value Series II  2010  19,504    17.22 to 17.18     295,599    2.05 to 0.45         0.89         12.37 to 10.59
                             2009  22,342    15.57 to 15.29     305,287    2.05 to 0.45         0.73           31 to 28.92
                             2008  23,786    12.08 to 11.67     251,341    2.05 to 0.45         0.64       (39.73) to (40.69)
                             2007  22,520    20.36 to 19.37     399,581    2.05 to 0.45         1.21          3.41 to 1.75
                             2006  20,167    20.09 to 13.62     353,591    2.05 to 0.45         0.58          13.73 to 8.94
Global Allocation            2010      64    27.39 to 16.08       1,042    1.90 to 1.40         1.04          8.36 to 7.82
                             2009  69.918    25.40 to 14.84       1,080    1.90 to 1.40         1.78         19.37 to 18.77
                             2008      80    21.39 to 12.43       1,038    1.90 to 1.40         1.95       (20.69) to (21.09)
                             2007      91    27.10 to 15.67       1,520    1.90 to 1.40         2.46         15.19 to 14.61
                             2006     124    23.90 to 13.61       1,771    1.90 to 1.40         2.42         14.74 to 14.17
Global Bond Series I         2010   2,708    23.52 to 21.37      74,034    1.90 to 0.45         3.36          9.81 to 8.23
                             2009   3,158    21.42 to 19.75      80,083    1.90 to 0.45        12.24         14.87 to 13.22
                             2008   3,603    18.64 to 17.44      81,496    1.90 to 0.45         0.63        (4.91) to (6.28)
                             2007   3,988    19.61 to 18.61      97,298    1.90 to 0.45         7.40          9.14 to 7.56
                             2006   4,255    27.35 to 12.69      97,361    1.90 to 0.45         0.00          4.80 to 1.56
Global Bond Series II        2010   8,787    22.84 to 16.58     176,267    2.05 to 0.45         3.20          9.63 to 7.89
                             2009   9,500    20.84 to 15.37     176,112    2.05 to 0.45        11.74          14.62 to 12.8
                             2008   9,374    18.18 to 13.62     154,496    2.05 to 0.45         0.58        (5.09) to (6.60)
                             2007  12,099    19.15 to 14.58     212,896    2.05 to 0.45         7.11          8.85 to 7.29
                             2006  11,018    17.60 to 12.67     182,700    2.05 to 0.45         0.00          4.60 to 1.36

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Global Trust Series I        2010   8,540  $15.30 to $13.08 $   153,628   1.90% to 0.45%        1.54%        7.28% to 5.73%
                             2009   9,050    14.26 to 12.37     157,234    1.90 to 0.45         1.71         30.78 to 28.90
                             2008   6,778     10.91 to 9.60     109,603    1.90 to 0.45         1.91       (39.82) to (40.69)
                             2007   7,318    18.12 to 16.18     212,666    1.90 to 0.45         2.29         0.88 to (0.58)
                             2006   8,922    33.14 to 15.13     260,712    1.90 to 0.45         1.35         19.78 to 18.06
Global Trust Series II       2010   1,904    17.06 to 16.69      28,926    2.05 to 0.45         1.30          7.07 to 5.37
                             2009   2,125    16.19 to 15.59      30,510    2.05 to 0.45         1.43         30.51 to 28.44
                             2008   2,398    12.61 to 11.95      26,665    2.05 to 0.45         1.61       (39.91) to (40.87)
                             2007   3,028    21.32 to 19.88      56,610    2.05 to 0.45         1.24         0.64 to (0.97)
                             2006   1,911    21.61 to 18.43      35,849    2.05 to 0.45         1.20         19.56 to 17.66
Health Sciences Series I     2010   1,907    22.75 to 19.49      39,069    1.90 to 0.45         0.00         15.18 to 13.52
                             2009   2,244    19.75 to 17.17      40,345    1.90 to 0.45         0.00         31.22 to 29.33
                             2008   2,673    15.05 to 13.28      37,029    1.90 to 0.45         0.00       (30.22) to (31.23)
                             2007   3,480    21.57 to 19.31      69,811    1.90 to 0.45         0.00         17.14 to 15.45
                             2006   4,163    18.41 to 13.39      72,020    1.90 to 0.45         0.00          7.89 to 6.34
Health Sciences Series II    2010   2,391    24.49 to 22.67      50,728    2.05 to 0.45         0.00         14.95 to 13.13
                             2009   2,553    21.31 to 20.04      47,857    2.05 to 0.45         0.00         30.96 to 28.89
                             2008   2,876    16.27 to 15.55      41,778    2.05 to 0.45         0.00       (30.37) to (31.48)
                             2007   3,394    23.36 to 22.69      71,855    2.05 to 0.45         0.00         16.91 to 15.05
                             2006   3,954    19.98 to 13.38      72,848    2.05 to 0.45         0.00          7.68 to 5.98
High Income Series II        2010   1,687    13.10 to 12.35      21,158    2.05 to 0.45        37.66          10.78 to 9.02
                             2009   1,626    11.82 to 11.33      18,650    2.05 to 0.45        18.43          80.46 to 77.6
                             2008     230      6.52 to 6.35       1,474    2.05 to 0.45        10.90       (43.84) to (44.73)
                             2007      93    11.61 to 11.49       1,071    2.05 to 0.45         1.46        (7.12) to (8.11)
High Yield Series I          2010   3,166    19.91 to 18.73      61,747    1.90 to 0.45        36.88         13.27 to 11.64
                             2009   3,881    17.58 to 16.77      67,491    1.90 to 0.45        11.77         53.82 to 51.61
                             2008   4,032    11.43 to 11.06      46,087    1.90 to 0.45         8.15       (29.84) to (30.85)
                             2007   4,963    16.29 to 16.00      81,825    1.90 to 0.45        12.30         1.18 to (0.29)
                             2006   7,027    17.23 to 13.27     116,074    1.90 to 0.45         6.60          9.87 to 6.18
High Yield Series II         2010   4,143    22.33 to 18.78      81,174    2.05 to 0.45        40.90         13.03 to 11.23
                             2009   5,174    19.76 to 16.88      90,802    2.05 to 0.45        13.15         53.66 to 51.23
                             2008   4,362    12.86 to 11.16      50,595    2.05 to 0.45         8.02       (30.02) to (31.13)
                             2007   3,942    18.37 to 16.21      66,768    2.05 to 0.45        11.87         0.90 to (0.71)
                             2006   5,215    18.21 to 13.26      88,817    2.05 to 0.45         6.47          9.74 to 6.05
International Core Series I  2010   2,397    15.33 to 14.86      35,236    1.90 to 0.45         1.83          9.09 to 7.52
                             2009   2,759    14.05 to 13.82      37,608    1.90 to 0.45         2.41         18.11 to 16.41
                             2008   3,231    11.90 to 11.87      37,670    1.90 to 0.45         4.76       (38.90) to (39.78)
                             2007   4,161    19.72 to 19.47      80,318    1.90 to 0.45         2.14          10.92 to 9.31
                             2006   5,288    18.57 to 13.34      93,287    1.90 to 0.45         0.58          24.21 to 6.71

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
International Core
   Series II                 2010   1,664  $20.70 to $17.98 $    26,533   2.05% to 0.45%        1.64%        8.89% to 7.16%
                             2009   1,799    19.32 to 16.51      26,618    2.05 to 0.45         2.16         17.99 to 16.12
                             2008   1,971    16.63 to 13.99      24,822    2.05 to 0.45         4.67       (39.05) to (40.02)
                             2007   2,356    27.73 to 22.96      49,951    2.05 to 0.45         1.84          10.63 to 8.87
                             2006   2,166    25.57 to 13.33      42,672    2.05 to 0.45         0.41          24.06 to 6.68
International Equity Index
   A Series I                2010   1,662    20.57 to 18.67      31,951    1.90 to 0.45         2.55          10.37 to 8.79
                             2009     806    18.64 to 17.17      14,194    1.90 to 0.45        13.38         37.24 to 35.26
                             2008     964    13.58 to 12.69      12,493    1.90 to 0.45         1.89       (44.80) to (45.59)
                             2007   1,307    24.60 to 23.33      30,978    1.90 to 0.45         3.65         14.90 to 13.24
                             2006   2,339    21.41 to 20.60      48,747    1.90 to 0.45         0.83         24.92 to 23.13
International Equity Index
   A Series II               2010   1,998    20.29 to 18.24      37,023    2.05 to 0.45         2.18          10.22 to 9.07
                             2009     912    18.41 to 16.82      15,753    2.05 to 0.45        13.97         36.87 to 34.69
                             2008     996    13.45 to 12.48      12,716    2.05 to 0.45         1.70       (44.89) to (45.77)
                             2007   1,301    24.41 to 23.02      30,453    2.05 to 0.45         3.43         14.65 to 12.81
                             2006   1,937    21.29 to 20.41      39,999    2.05 to 0.45         0.65         24.70 to 22.73
International Equity Index
   Series NAV                2010   2,166    10.86 to 10.62      23,431    2.05 to 1.40         2.47          9.89 to 9.18
                             2009   2,431      9.88 to 9.72      23,976    2.05 to 1.40         3.74         36.87 to 35.99
                             2008   2,852      7.22 to 7.15      20,583    2.05 to 1.40         2.60       (45.16) to (45.52)
                             2007   3,272    13.17 to 13.12      43,122    2.05 to 1.40         1.91          5.44 to 4.99
International Opportunities
   Series II                 2010   2,261    17.23 to 15.74      35,029    2.05 to 0.45         1.21         12.88 to 11.09
                             2009   2,507    15.26 to 14.16      34,890    2.05 to 0.45         0.81         36.65 to 34.48
                             2008   2,821    11.17 to 10.53      29,250    2.05 to 0.45         0.90       (50.88) to (51.67)
                             2007   3,614    22.74 to 21.79      78,152    2.05 to 0.45         1.37         19.23 to 17.33
                             2006   2,220    19.07 to 13.33      40,997    2.05 to 0.45         0.33          23.35 to 6.62
International Small Company
   Series I                  2010   3,157    15.00 to 14.76      46,829    1.90 to 0.45         2.62         22.15 to 20.40
                             2009   3,936    12.28 to 12.26      48,283    1.90 to 0.45         0.78        (1.76) to (1.95)
International Small Company
   Series II                 2010   2,060    14.97 to 14.70      30,456    2.05 to 0.45         2.50         21.90 to 19.97
                             2009   2,329    12.28 to 12.25      28,557    2.05 to 0.45         0.77        (1.76) to (1.97)
International Value Series I 2010   6,982    20.45 to 19.23     123,081    1.90 to 0.45         1.90          7.50 to 5.95
                             2009   8,033    19.02 to 18.15     133,409    1.90 to 0.45         2.12         35.16 to 33.22
                             2008   9,996    14.07 to 13.62     124,275    1.90 to 0.45         3.17       (42.92) to (43.75)
                             2007  13,413    24.65 to 24.22     295,227    1.90 to 0.45         4.19          9.03 to 7.45
                             2006  17,751    22.78 to 14.14     361,944    1.90 to 0.45         1.87         29.01 to 13.12
International Value
   Series II                 2010   6,119    23.68 to 21.72     118,156    2.05 to 0.45         1.70          7.28 to 5.58
                             2009   6,734    22.43 to 20.25     123,005    2.05 to 0.45         1.97         34.98 to 32.84
                             2008   7,623    16.88 to 15.00     104,997    2.05 to 0.45         3.07       (43.07) to (43.98)
                             2007   9,361    30.14 to 26.35     231,324    2.05 to 0.45         3.64          8.86 to 7.13
                             2006   9,830    28.23 to 14.11     228,099    2.05 to 0.45         1.69         28.69 to 12.92
Investment Quality Bond
   Series I                  2010   9,829    23.79 to 17.46     175,113    1.90 to 0.45         5.30          6.97 to 5.43
                             2009   8,811    22.23 to 16.56     156,994    1.90 to 0.45         5.32         11.94 to 10.33
                             2008   5,071    19.86 to 15.01     103,084    1.90 to 0.45         6.59        (2.12) to (3.53)
                             2007   5,274    20.29 to 15.56     120,393    1.90 to 0.45         8.94          5.73 to 4.20
                             2006   6,261    30.98 to 13.03     136,834    1.90 to 0.45         6.21          4.34 to 1.62

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Investment Quality Bond
   Series II                 2010   7,580  $19.20 to $15.22 $   129,806   2.05% to 0.45%        4.63%        6.82% to 5.12%
                             2009   8,375    17.98 to 14.48     135,967    2.05 to 0.45         5.56          11.7 to 9.92
                             2008   6,302    16.09 to 13.17      92,405    2.05 to 0.45         5.85        (2.26) to (3.82)
                             2007   8,639    16.47 to 13.69     130,926    2.05 to 0.45         8.68          5.44 to 3.76
                             2006   7,917    15.62 to 13.00     115,907    2.05 to 0.45         5.20          4.16 to 1.27
Large Cap Series I           2010   9,394    14.14 to 13.02     125,850    1.90 to 0.45         1.05         13.23 to 11.61
                             2009  10,814    12.48 to 11.67     129,172    1.90 to 0.45         1.92         30.26 to 28.38
                             2008  12,717      9.58 to 9.09     117,779    1.90 to 0.45         1.31       (39.79) to (40.66)
                             2007  15,761    15.92 to 15.32     244,826    1.90 to 0.45         0.52        (5.24) to (6.17)
Large Cap Series II          2010     704    14.03 to 12.81       9,264    2.05 to 0.45         0.84         13.03 to 11.24
                             2009     790    12.41 to 11.52       9,291    2.05 to 0.45         1.72         29.96 to 27.90
                             2008     932      9.55 to 9.01       8,533    2.05 to 0.45         1.09       (39.95) to (40.90)
                             2007   1,178    15.90 to 15.24      18,167    2.05 to 0.45         0.59         0.81 to (0.79)
                             2006     112    15.78 to 15.36       1,733    2.05 to 0.45         0.21         13.64 to 11.84
Large Cap Value Series I     2010     994    20.31 to 18.18      18,618    1.90 to 0.45         1.17          9.42 to 7.85
                             2009   1,158    18.56 to 16.85      20,019    1.90 to 0.45         1.58          10.14 to 8.56
                             2008   1,450    16.85 to 15.53      23,027    1.90 to 0.45         1.38       (36.20) to (37.12)
                             2007   2,039    26.42 to 24.69      51,302    1.90 to 0.45         0.93          3.91 to 2.40
                             2006   2,873    25.42 to 24.07      70,289    1.90 to 0.45         0.00          1.56 to 1.44
Large Cap Value Series II    2010   1,126    20.15 to 17.82      20,765    2.05 to 0.45         0.98          9.21 to 7.48
                             2009   1,134    18.45 to 16.58      19,357    2.05 to 0.45         1.42          9.86 to 8.12
                             2008   1,229    16.79 to 15.34      19,316    2.05 to 0.45         1.24       (36.31) to (37.32)
                             2007   1,608    26.36 to 24.47      40,131    2.05 to 0.45         0.61          3.71 to 2.06
                             2006   2,246    25.42 to 23.98      54,673    2.05 to 0.45         0.30         15.24 to 13.41
Lifestyle Aggressive
   Series I                  2010   6,184    16.57 to 15.74     103,197    1.90 to 0.45         1.98         15.92 to 14.26
                             2009   6,570    14.29 to 13.77      95,283    1.90 to 0.45         1.03         35.02 to 33.08
                             2008   7,208    10.58 to 10.35      78,078    1.90 to 0.45         1.64       (42.25) to (43.09)
                             2007   9,206    18.33 to 18.19     175,525    1.90 to 0.45         9.29          8.06 to 6.50
                             2006  12,038    18.82 to 13.07     214,082    1.90 to 0.45         7.68          14.94 to 4.58
Lifestyle Aggressive
   Series II                 2010  11,278    20.11 to 19.12     188,589    2.05 to 0.45         1.74         15.60 to 13.77
                             2009  12,202    17.67 to 16.54     178,414    2.05 to 0.45         0.85         34.85 to 32.71
                             2008  12,730    13.32 to 12.27     140,031    2.05 to 0.45         1.49       (42.41) to (43.33)
                             2007  14,689    23.50 to 21.30     285,280    2.05 to 0.45         9.17          7.92 to 6.20
                             2006  16,596    22.21 to 12.99     309,161    2.05 to 0.45         7.66          14.67 to 3.93
Lifestyle Balanced Series I  2010  40,354    20.69 to 16.77     699,738    1.90 to 0.45         2.74          11.24 to 9.64
                             2009  40,030    18.60 to 15.29     662,526    1.90 to 0.45         4.71         30.16 to 28.29
                             2008  35,216    14.29 to 11.92     488,816    1.90 to 0.45         2.92       (31.61) to (32.60)
                             2007  44,019    20.89 to 17.69     919,281    1.90 to 0.45         7.51          5.99 to 4.46
                             2006  49,450    21.97 to 13.28     985,780    1.90 to 0.45         5.35          12.23 to 6.23
Lifestyle Balanced Series II 2010 606,988    13.88 to 12.55   9,859,909    2.10 to 0.35         2.59         11.10 to 11.06
                             2009 611,485    16.63 to 11.30   9,123,269    2.05 to 0.35         4.44         30.02 to 27.83
                             2008 536,639     13.01 to 8.69   6,354,575    2.05 to 0.35         3.27       (30.48) to (32.84)
                             2007 485,069    20.05 to 19.37   8,669,581    2.05 to 0.45         7.41          5.78 to 4.10
                             2006 381,237     18.96 to 0.00   6,683,427    2.05 to 0.45         4.88          12.00 to 5.60
Lifestyle Conservative
   Series I                  2010  11,548    23.32 to 17.12     220,274    1.90 to 0.45         2.68          8.63 to 7.07
                             2009  11,453    21.47 to 15.99     208,449    1.90 to 0.45         5.85         21.16 to 19.42
                             2008   8,662    17.72 to 13.39     143,844    1.90 to 0.45         4.40       (15.95) to (17.16)
                             2007   7,414    21.08 to 16.16     150,689    1.90 to 0.45         7.90          4.90 to 3.39
                             2006   7,446    21.39 to 13.18     146,048    1.90 to 0.45         4.48          7.95 to 5.48

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Lifestyle Conservative
   Series II                 2010 141,829  $13.67 to $13.17 $ 2,342,621   2.10% to 0.35%        2.52%        8.49% to 5.39%
                             2009 133,572    15.23 to 12.60   2,071,302    2.05 to 0.35         5.98         21.01 to 18.98
                             2008  89,201    12.80 to 10.41   1,171,315    2.05 to 0.35         5.44       (16.69) to (17.39)
                             2007  40,759    17.39 to 15.49     653,822    2.05 to 0.45         7.84          4.70 to 3.03
                             2006  29,039    16.61 to 13.11     454,533    2.05 to 0.45         4.40          7.64 to 4.85
Lifestyle Growth Series I    2010  36,720    18.61 to 16.08     595,817    1.90 to 0.45         2.47         12.51 to 10.89
                             2009  35,026    16.54 to 14.50     534,792    1.90 to 0.45         3.45         32.70 to 30.79
                             2008  33,091    12.47 to 11.09     410,760    1.90 to 0.45         2.40       (36.89) to (37.80)
                             2007  38,655    19.75 to 17.82     781,228    1.90 to 0.45         7.68          7.04 to 5.49
                             2006  46,044    20.82 to 13.15     879,620    1.90 to 0.45         5.87          12.99 to 5.17
Lifestyle Growth Series II   2010 778,123    14.34 to 12.13  12,206,253    2.10 to 0.35         2.26         14.68 to 12.44
                             2009 783,017    17.07 to 10.78  11,149,868    2.05 to 0.35         3.24         32.48 to 30.25
                             2008 739,885     13.11 to 8.14   8,170,434    2.05 to 0.35         2.53       (34.88) to (37.96)
                             2007 667,867    20.56 to 21.12  12,027,024    2.05 to 0.45         7.35          6.77 to 5.07
                             2006 501,635    20.18 to 13.07   8,845,509    2.05 to 0.45         5.15          12.77 to 4.55
Lifestyle Moderate Series I  2010  14,332    21.82 to 16.81     265,027    1.90 to 0.45         2.70          10.06 to 8.47
                             2009  13,923    19.83 to 15.50     245,632    1.90 to 0.45         4.95         26.69 to 24.87
                             2008  12,359    15.65 to 12.41     188,774    1.90 to 0.45         3.72       (24.57) to (25.66)
                             2007  14,006    20.75 to 16.70     290,199    1.90 to 0.45         7.68          4.82 to 3.30
                             2006  15,205    21.79 to 13.22     303,646    1.90 to 0.45         4.56          9.92 to 5.73
Lifestyle Moderate Series II 2010 182,151    13.59 to 13.20   2,947,542    2.10 to 0.35         2.53          10.01 to 8.75
                             2009 175,830    15.75 to 12.00   2,638,640    2.05 to 0.35         5.00         26.42 to 24.29
                             2008 137,848     12.67 to 9.49   1,689,787    2.05 to 0.35         4.26       (24.06) to (25.90)
                             2007 108,763    18.46 to 17.10   1,817,725    2.05 to 0.45         7.55          4.61 to 2.94
                             2006  84,168     17.64 to 0.00   1,387,766    2.05 to 0.45         4.32          9.69 to 5.10
Mid Cap Index Series I       2010   1,987    24.01 to 19.85      41,949    1.90 to 0.45         1.06         25.42 to 23.61
                             2009   2,155    19.15 to 16.06      36,668    1.90 to 0.45         1.02         36.15 to 34.19
                             2008   2,545    14.06 to 11.97      32,196    1.90 to 0.45         0.93       (36.70) to (37.62)
                             2007   2,828    22.22 to 19.19      57,218    1.90 to 0.45         1.27          7.03 to 5.48
                             2006   3,648    20.76 to 12.72      69,718    1.90 to 0.45         0.65          9.22 to 1.72
Mid Cap Index Series II      2010   4,172    22.77 to 21.59      81,260    2.05 to 0.45         0.82         25.24 to 23.26
                             2009   4,703    18.47 to 17.24      74,103    2.05 to 0.45         0.84         35.77 to 33.61
                             2008   5,042    13.82 to 12.70      59,488    2.05 to 0.45         0.70       (36.81) to (37.82)
                             2007   4,747    22.23 to 20.09      89,771    2.05 to 0.45         0.85          6.85 to 5.14
                             2006   3,931    21.22 to 12.70      70,695    2.05 to 0.45         0.46         8.95 to (0.67)
Mid Cap Stock Series I       2010  10,956    20.37 to 20.17     183,429    1.90 to 0.45         0.00         22.53 to 20.77
                             2009  11,822    16.70 to 16.62     167,211    1.90 to 0.45         0.00         30.76 to 28.88
                             2008  13,282    12.96 to 12.71     148,055    1.90 to 0.45         0.00       (44.02) to (44.83)
                             2007  14,502    23.49 to 22.71     292,411    1.90 to 0.45         0.00         23.01 to 21.24
                             2006  18,381    19.59 to 12.82     304,720    1.90 to 0.45         0.00          13.04 to 2.55
Mid Cap Stock Series II      2006  18,381    19.59 to 12.82     304,720    1.90 to 0.45         0.00          13.04 to 2.55
                             2009   6,241    19.57 to 19.35     107,670    2.05 to 0.45         0.00         30.46 to 28.39
                             2008   6,954    15.07 to 15.00      93,272    2.05 to 0.45         0.00       (44.12) to (45.01)
                             2007   7,457    27.41 to 26.84     182,162    2.05 to 0.45         0.00         22.80 to 20.84
                             2006   7,959    22.77 to 12.80     161,929    2.05 to 0.45         0.00          12.80 to 2.40
Mid Value Series I           2010   4,754    18.31 to 16.87      82,548    1.90 to 0.45         2.00         15.64 to 13.97
                             2009   5,578    15.84 to 14.80      84,585    1.90 to 0.45         0.45         35.03 to 33.73
Mid Value Series II          2010   5,481    18.24 to 16.66      93,544    2.05 to 0.45         1.80         15.27 to 13.44
                             2009   6,142    15.82 to 14.68      92,029    2.05 to 0.45         0.35         45.36 to 43.05
                             2008     700    10.89 to 10.26       7,325    2.05 to 0.45         0.92       (35.17) to (36.21)
                             2007     890    16.79 to 16.09      14,516    2.05 to 0.45         1.68        (0.15) to (1.74)
                             2006     938    16.82 to 16.38      15,484    2.05 to 0.45         0.06         19.51 to 17.62

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Money Market Series I        2010  11,385  $16.29 to $12.35 $   176,239   2.10% to 0.45%        0.00%      (0.45)% to (1.22)%
                             2009  15,261    16.36 to 12.61     240,290    1.90 to 0.45         0.22        (0.25) to (1.69)
                             2008  22,608    16.40 to 12.83     365,001    1.90 to 0.45         1.73         1.31 to (0.16)
                             2007  19,225    16.19 to 12.85     312,447    1.90 to 0.45         4.46          4.09 to 2.58
                             2006  19,705    19.67 to 12.53     311,440    1.90 to 0.45         4.36          3.97 to 2.18
Money Market Series II       2010  65,835    12.49 to 12.20     826,856    2.05 to 0.35         0.00        (0.35) to (2.03)
                             2009  88,917    12.53 to 12.45   1,133,525    2.05 to 0.35         0.08        (0.27) to (1.95)
                             2008 107,097    12.70 to 12.56   1,383,024    2.05 to 0.35         1.38         0.52 to (0.51)
                             2007  33,634    13.80 to 12.76     434,277    2.05 to 0.45         4.23          3.88 to 2.22
                             2006  24,354    13.28 to 12.42     305,880    2.05 to 0.45         4.20          3.77 to 2.04
Money Market Trust B
   Series NAV                2010   2,097    12.57 to 12.27      26,236    2.05 to 1.40         0.05         -1.34 to -1.98
                             2009   2,575    12.74 to 12.52      32,692    2.05 to 1.40         0.49        (0.92) to (1.56)
                             2008   2,982    12.86 to 12.72      38,239    2.05 to 1.40         2.10          0.69 to 0.04
                             2007   3,382    12.77 to 12.71      43,140    2.05 to 1.40         3.06          2.14 to 1.70
Mutual Shares Series I       2010  14,733    11.72 to 11.47     172,166    1.55 to 0.80         2.97          10.63 to 9.80
                             2009  11,608    10.59 to 10.44     122,736    1.55 to 0.80         2.01         26.32 to 25.38
                             2008   2,191      8.38 to 8.33      18,360    1.55 to 0.80         2.97       (32.93) to (33.37)
Natural Resources Series II  2010   4,484    47.65 to 42.16     174,979    2.05 to 0.45         0.42         14.36 to 12.54
                             2009   4,957    41.67 to 37.46     173,158    2.05 to 0.45         0.68         58.18 to 55.67
                             2008   4,520    26.34 to 24.06     103,282    2.05 to 0.45         0.28       (51.93) to (52.70)
                             2007   5,633    54.80 to 50.87     279,654    2.05 to 0.45         0.82         39.80 to 37.57
                             2006   5,989    39.20 to 12.33     222,307    2.05 to 0.45         0.40         21.49 to (1.39)
Optimized All Cap Series II  2010   3,600    19.24 to 17.02      63,655    2.05 to 0.45         0.92         18.68 to 16.80
                             2009   4,142    16.21 to 14.57      62,407    2.05 to 0.45         1.17         27.45 to 25.42
                             2008   4,771    12.72 to 11.62      57,017    2.05 to 0.45         0.62       (43.50) to (44.40)
                             2007   5,614    22.52 to 20.90     120,043    2.05 to 0.45         0.87          3.10 to 1.46
                             2006     157    21.84 to 20.60       3,294    2.05 to 0.45         0.78         14.39 to 12.58
Optimized Value Series II    2010     851    14.64 to 13.16      11,584    2.05 to 0.45         1.70          12.6 to 10.81
                             2009     969    13.00 to 11.87      11,846    2.05 to 0.45         1.88         23.95 to 21.98
                             2008   1,107     10.49 to 9.74      11,037    2.05 to 0.45         2.09       (41.63) to (42.56)
                             2007   1,358    17.97 to 16.95      23,442    2.05 to 0.45         1.02        (5.82) to (7.32)
                             2006     278    19.08 to 18.29       5,139    2.05 to 0.45         1.46         20.51 to 18.60
Pacific Rim Series I         2010       0    18.95 to 17.92           0    1.90 to 0.45         0.44          1.96 to 1.47
                             2009   1,717    18.59 to 17.66      20,228    1.90 to 0.45         1.05         31.73 to 29.83
                             2008   2,021    14.11 to 13.60      18,180    1.90 to 0.45         1.42       (40.28) to (41.15)
                             2007   2,850    23.63 to 23.12      43,926    1.90 to 0.45         1.79          8.65 to 7.08
                             2006   3,952    21.82 to 12.26      55,902    1.90 to 0.45         0.94         10.55 to (1.94)
Pacific Rim Series II        2010       0    22.89 to 19.39           0    2.05 to 0.45         0.43          1.97 to 1.44
                             2009   1,249    22.56 to 19.01      21,147    2.05 to 0.45         0.86         31.35 to 29.27
                             2008   1,096    17.45 to 14.48      14,433    2.05 to 0.45         1.14       (40.36) to (41.31)
                             2007   1,748    29.74 to 24.27      39,753    2.05 to 0.45         1.49          8.35 to 6.62
                             2006   1,839    27.99 to 12.26      39,724    2.05 to 0.45         0.74         10.42 to (1.95)
PIMCO All Asset              2010   1,850    18.60 to 16.72      31,947    2.05 to 0.45         7.07         12.20 to 10.42
                             2009   1,526    16.57 to 15.14      23,774    2.05 to 0.45         6.80         20.77 to 18.85
                             2008   1,542    13.72 to 12.74      20,097    2.05 to 0.45         5.31       (16.55) to (17.88)
                             2007   1,761    16.44 to 15.51      27,809    2.05 to 0.45         6.56          7.51 to 5.80
                             2006   2,705    15.30 to 14.66      40,167    2.05 to 0.45         4.68          3.89 to 2.25

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Real Estate Securities
   Series I                  2010   1,872  $29.26 to $26.14 $    55,339   1.90% to 0.45%        1.84%       28.62% to 26.77%
                             2009   2,091    22.75 to 20.62      48,549    1.90 to 0.45         3.38         29.59 to 27.72
                             2008   2,584    17.55 to 16.15      46,813    1.90 to 0.45         3.13       (39.70) to (40.57)
                             2007   3,404    29.11 to 27.17     103,497    1.90 to 0.45         2.61       (15.99) to (17.21)
                             2006   5,075    38.25 to 15.69     185,688    1.90 to 0.45         1.79         37.49 to 25.49
Real Estate Securities
   Series II                 2010   3,033    27.62 to 23.49      72,145    2.05 to 0.45         1.63         28.29 to 26.26
                             2009   3,297    21.53 to 18.61      62,000    2.05 to 0.45         3.26         29.46 to 27.40
                             2008   3,569    16.63 to 14.60      53,641    2.05 to 0.45         2.88       (39.85) to (40.81)
                             2007   4,179    27.65 to 24.67     106,983    2.05 to 0.45         2.10       (16.15) to (17.49)
                             2006   4,890    33.50 to 15.66     153,620    2.05 to 0.45         1.58         37.20 to 25.32
Real Return Bond Series II   2010   4,727    17.77 to 15.72      77,016    2.05 to 0.45        10.80          8.18 to 6.46
                             2009   5,613    16.42 to 14.76      85,502    2.05 to 0.45            9%        18.69 to 16.81
                             2008   5,990    13.84 to 12.64      77,729    2.05 to 0.45         0.55       (11.94) to (13.34)
                             2007   5,983    15.71 to 14.58      89,176    2.05 to 0.45         6.36          10.59 to 8.83
                             2006   7,163    14.21 to 13.40      97,633    2.05 to 0.45         2.44        (0.26) to (1.83)
Science & Technology
   Series I                  2010   8,374    14.85 to 11.45     113,408    1.90 to 0.45         0.00         24.05 to 22.27
                             2009   9,847     11.97 to 9.36     108,495    1.90 to 0.45         0.00         63.75 to 61.39
                             2008  11,304      7.31 to 5.80      77,390    1.90 to 0.45         0.00       (44.70) to (45.50)
                             2007  14,544    13.22 to 10.64     183,287    1.90 to 0.45         0.00         19.03 to 17.30
                             2006  19,135     12.90 to 4.53     208,202    1.90 to 0.45         0.00          5.05 to 1.31
Science & Technology
   Series II                 2010   3,165    20.46 to 19.86      53,799    2.05 to 0.45         0.00         23.83 to 21.86
                             2009   3,709    16.79 to 16.04      51,365    2.05 to 0.45         0.00         63.40 to 60.81
                             2008   3,149     10.44 to 9.81      27,165    2.05 to 0.45         0.00       (44.79) to (45.67)
                             2007   4,023    19.21 to 17.77      63,303    2.05 to 0.45         0.00         18.73 to 16.84
                             2006   4,062    16.51 to 11.23      54,950    2.05 to 0.45         0.00          4.90 to 1.16
Short Term Government Income
   Series I                  2010   6,422    12.69 to 12.57      81,022    1.90 to 0.45         1.41          1.55 to 0.57
Short Term Government Income
   Series II                 2010   5,947    12.68 to 12.54      74,874    2.05 to 0.45         1.24          1.43 to 0.34
Small Cap Growth Series I    2010      15    13.40 to 13.11         203    1.55 to 0.80         0.00         21.10 to 20.20
                             2009       8    11.07 to 10.91          86    1.55 to 0.80         0.00         33.51 to 32.51
                             2008       2      8.29 to 8.23          17    1.55 to 0.80         0.00       (33.69) to (34.13)
Small Cap Growth Series II   2010   1,880    19.76 to 18.04      33,604    2.05 to 0.45         0.00         21.16 to 19.24
                             2009   2,052    16.31 to 15.13      30,671    2.05 to 0.45         0.00         33.82 to 31.70
                             2008   2,215    12.18 to 11.49      25,137    2.05 to 0.45         0.00       (40.07) to (41.03)
                             2007   1,950    20.33 to 19.48      37,591    2.05 to 0.45         0.00         13.26 to 11.45
                             2006   1,718    17.95 to 12.40      29,891    2.05 to 0.45         0.00         12.71 to (0.81)
Small Cap Index Series I     2010   1,068    17.83 to 12.50      18,602    1.90 to 0.45         0.51         25.80 to 23.99
                             2009   1,130    14.38 to 12.50      15,815    1.90 to 0.45         0.80         26.08 to 24.26
                             2008   1,375    12.16 to 11.57      15,410    1.90 to 0.45         1.23       (34.01) to (34.96)
                             2007   1,722    17.80 to 12.50      29,608    1.90 to 0.45         1.63        (2.61) to (4.02)
                             2006   2,274    18.92 to 17.47      40,548    1.90 to 0.45         0.52         17.08 to 15.40

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Small Cap Index Series II    2010   3,570  $21.23 to $19.67 $    64,425   2.05% to 0.45%        0.28%       25.53% to 23.54%
                             2009   4,053    17.19 to 15.67      58,966    2.05 to 0.45         0.61         25.78 to 23.78
                             2008   4,455    13.88 to 12.46      52,121    2.05 to 0.45         1.03       (34.13) to (35.18)
                             2007   5,338    21.42 to 18.91      95,874    2.05 to 0.45         0.90        (2.79) to (4.34)
                             2006   2,385    22.48 to 18.19      44,538    2.05 to 0.45         0.34         16.82 to 14.97
Small Cap Opportunities
   Series I                  2010   1,570    23.39 to 20.93      33,857    1.90 to 0.45         0.00         29.09 to 27.23
                             2009   1,686    18.12 to 16.45      28,464    1.90 to 0.45         0.00         33.26 to 31.34
                             2008   2,041    13.60 to 12.53      26,145    1.90 to 0.45         2.31       (42.39) to (43.23)
                             2007   2,602    23.61 to 22.06      58,486    1.90 to 0.45         1.89        (8.08) to (9.41)
                             2006   3,561    25.68 to 24.35      88,037    1.90 to 0.45         0.73          9.96 to 8.38
Small Cap Opportunities
   Series II                 2010   1,697    23.12 to 20.45      34,524    2.05 to 0.45         0.00         28.76 to 26.72
                             2009   1,672    17.95 to 16.14      26,864    2.05 to 0.45         0.00         33.00 to 30.89
                             2008   1,805    13.50 to 12.33      22,321    2.05 to 0.45         2.10       (42.51) to (43.43)
                             2007   2,158    23.48 to 21.79      47,273    2.05 to 0.45         1.53        (8.22) to (9.69)
                             2006   2,749    25.58 to 12.24      66,874    2.05 to 0.45         0.55         9.70 to (2.06)
Small Cap Value Series I     2010      27    15.61 to 15.28         416    1.55 to 0.80         0.40         25.10 to 24.16
                             2009      19    12.48 to 12.30         241    1.55 to 0.80         0.95         27.63 to 26.67
                             2008       1      9.78 to 9.71           8    1.55 to 0.80         4.41       (21.77) to (22.29)
Small Cap Value Series II    2010   2,769    19.28 to 17.61      49,174    2.05 to 0.45         0.15         25.36 to 23.38
                             2009   2,611    15.38 to 14.27      37,414    2.05 to 0.45         0.40         27.81 to 25.78
                             2008   3,964    12.03 to 11.35      45,279    2.05 to 0.45         1.00       (26.60) to (27.77)
                             2007   4,136    16.39 to 15.71      65,291    2.05 to 0.45         0.56        (3.57) to (5.11)
                             2006   4,012    17.00 to 13.58      66,826    2.05 to 0.45         0.00          18.50 to 8.65
Small Company Value Series I 2010   3,138    27.13 to 23.07      77,464    1.90 to 0.45         1.34         20.81 to 19.08
                             2009   3,877    22.46 to 19.37      80,022    1.90 to 0.45         0.37         27.11 to 25.28
                             2008   4,835    17.67 to 15.46      79,388    1.90 to 0.45         0.68       (27.38) to (28.43)
                             2007   6,599    24.33 to 21.61     150,842    1.90 to 0.45         0.15        (1.64) to (3.07)
                             2006   9,133    24.91 to 12.53     214,490    1.90 to 0.45         0.07          14.90 to 0.21
Small Company Value
   Series II                 2010   3,908    22.59 to 22.53      79,850    2.05 to 0.45         1.16         20.61 to 18.70
                             2009   4,564    18.98 to 18.73      78,532    2.05 to 0.45         0.23         26.90 to 24.89
                             2008   5,166    15.20 to 14.76      71,273    2.05 to 0.45         0.47       (27.54) to (28.70)
                             2007   6,481    21.32 to 20.37     125,798    2.05 to 0.45         0.00        (1.85) to (3.42)
                             2006   8,527    22.15 to 12.51     172,275    2.05 to 0.45         0.00          14.69 to 0.07
Smaller Company Growth
   Series I                  2010   2,378    16.36 to 16.10      38,476    1.90 to 0.45         0.00         24.48 to 22.69
                             2009   2,847    13.14 to 13.12      37,391    1.90 to 0.45         0.00          5.16 to 4.96
Smaller Company Growth
   Series II                 2010   1,433    16.33 to 16.03      23,083    2.05 to 0.45         0.00         24.29 to 22.32
                             2009   1,649    13.14 to 13.11      21,623    2.05 to 0.45         0.00          5.09 to 4.87
Strategic Bond Series I      2010       0    22.61 to 17.92           0    1.90 to 0.45         9.47         11.81 to 10.45
                             2009   3,627    20.22 to 16.22      73,892    1.90 to 0.45         8.12         22.86 to 21.09
                             2008   3,957    16.46 to 13.40      66,522    1.90 to 0.45         6.35       (16.46) to (17.66)
                             2007   5,699    19.70 to 16.27     115,931    1.90 to 0.45         9.20        (0.61) to (2.04)
                             2006   6,540    21.83 to 13.31     135,033    1.90 to 0.45         6.82          6.60 to 5.05
Strategic Bond Series II     2010       0    19.21 to 15.09           0    2.05 to 0.45         9.56         11.67 to 10.17
                             2009   4,336    17.20 to 13.70      67,515    2.05 to 0.45         8.09         22.57 to 20.63
                             2008   3,983    14.03 to 11.36      51,326    2.05 to 0.45         6.51       (16.67) to (18.00)
                             2007   5,439    16.84 to 13.85      85,480    2.05 to 0.45         8.82        (0.71) to (2.29)
                             2006   6,041    16.96 to 13.29      97,092    2.05 to 0.45         6.78          6.42 to 4.70

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Strategic Income
   Opportunities Series      2010   4,069  $19.69 to $17.88 $    74,818   1.90% to 0.45%        7.29%        1.76% to 1.53%
Strategic Income
   Opportunities Series I    2010   4,426    19.68 to 17.69      78,798    2.05 to 0.45        20.62         15.00 to 13.18
                             2009     768    17.11 to 15.63      12,305    2.05 to 0.45         6.37         25.87 to 23.87
                             2008     711    13.59 to 12.62       9,164    2.05 to 0.45         9.38        (9.18) to (10.62)
                             2007   1,038    14.97 to 14.11      14,897    2.05 to 0.45         1.82          5.06 to 3.38
                             2006   1,264    14.25 to 13.65      17,467    2.05 to 0.45         2.95          3.40 to 1.77
Total Bond Market Trust A
   Series I                  2010   3,043    12.63 to 12.46      40,747    2.10 to 0.45         3.56         1.01 to (0.32)
                             2009      64    13.63 to 12.35         869    2.05 to 1.20         2.31         2.10 to (1.19)
                             2008      67    13.49 to 13.35         906    2.05 to 1.40         2.29          4.05 to 3.37
                             2007      35    12.97 to 12.91         459    2.05 to 1.40         2.75          3.74 to 3.29
Total Bond Market Trust A -
   Series NAV                2010   6,262    13.64 to 13.47      85,282    1.55 to 0.80         4.17          4.99 to 4.20
                             2009   2,361    12.99 to 12.93      30,655    1.55 to 0.80         5.95          3.94 to 3.43
Total Return Series I        2010  11,096    24.66 to 18.81     234,959    1.90 to 0.45         2.38          7.16 to 5.62
                             2009  12,463    23.01 to 17.81     250,132    1.90 to 0.45         3.98         13.08 to 11.46
                             2008  13,162    20.35 to 15.98     237,527    1.90 to 0.45         4.71          2.30 to 0.83
                             2007  14,285    19.89 to 15.85     254,967    1.90 to 0.45         7.40          8.00 to 6.44
                             2006  17,147    18.42 to 12.93     286,638    1.90 to 0.45         3.54          3.58 to 1.65
Total Return Series II       2010  17,037    20.34 to 16.24     310,049    2.05 to 0.45         2.14          6.92 to 5.23
                             2009  17,776    19.02 to 15.43     306,156    2.05 to 0.45         3.94         12.85 to 11.06
                             2008  15,080    16.85 to 13.90     233,587    2.05 to 0.45         4.73          2.14 to 0.51
                             2007  13,300    16.50 to 13.83     204,912    2.05 to 0.45         7.15          7.79 to 6.07
                             2006  14,890    15.31 to 12.91     215,790    2.05 to 0.45         3.36          3.44 to 1.33
Total Stock Market Index
   Series I                  2010   1,105    13.92 to 13.25      13,295    1.90 to 0.45         1.30         16.67 to 14.99
                             2009   1,289    12.11 to 11.36      13,420    1.90 to 0.45         1.60         28.29 to 26.44
                             2008   1,405      9.57 to 8.85      11,555    1.90 to 0.45         1.46       (37.48) to (38.39)
                             2007   1,875    15.54 to 14.16      24,997    1.90 to 0.45         2.16          4.70 to 3.19
                             2006   2,366    15.22 to 12.49      30,453    1.90 to 0.45         1.00         14.78 to 13.13
Total Stock Market Index
   Series II                 2010   2,547    17.60 to 17.32      39,945    2.05 to 0.45         1.07         16.36 to 14.52
                             2009   3,056    15.37 to 14.88      41,686    2.05 to 0.45         1.40         27.95 to 25.92
                             2008   3,348    12.21 to 11.63      36,104    2.05 to 0.45         1.29       (37.57) to (38.57)
                             2007   4,118    19.87 to 18.63      71,822    2.05 to 0.45         1.16          4.51 to 2.84
                             2006   1,796    19.39 to 16.20      30,203    2.05 to 0.45         0.86         14.58 to 12.76

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Ultra Short Term Bond
   Series I                  2010      54  $12.47 to $12.44 $       677   1.55% to 0.80%        1.41%      (0.20)% to (0.47)%
Ultra Short Term Bond
   Series II                 2010   2,854    12.47 to 12.38      35,418    2.10 to 0.35         1.17        (0.23) to (0.95)
U.S. Government Securities
   Series I                  2010       0    19.88 to 14.64           0    1.90 to 0.45         0.96          2.21 to 1.72
                             2009    4,726   19.45 to 14.39      95,868    1.90 to 0.45         2.93          7.90 to 6.35
                             2008    5,539   18.02 to 13.53     105,228    1.90 to 0.45         3.70        (1.85) to (3.27)
                             2007    6,153   18.36 to 13.99     120,828    1.90 to 0.45         8.16          2.68 to 1.20
                             2006    7,000   23.58 to 12.99     136,847    1.90 to 0.45         5.14          4.09 to 2.43
U.S. Government Securities
   Series II                 2010       0    15.79 to 13.23           0    2.05 to 0.45         0.76          2.14 to 1.60
                             2009   6,154    15.46 to 13.02      86,991    2.05 to 0.45         2.89          7.74 to 6.03
                             2008   6,098    14.35 to 12.28      81,097    2.05 to 0.45         3.94        (2.08) to (3.64)
                             2007   5,108    14.66 to 12.75      70,264    2.05 to 0.45         7.87          2.46 to 0.83
                             2006   5,486    14.31 to 12.64      74,548    2.05 to 0.45         5.01          4.01 to 2.08
U.S. High Yield Series II    2010       0    18.08 to 16.56           0    2.05 to 0.45        41.02          9.37 to 7.90
                             2009     408    16.54 to 15.35       6,401    2.05 to 0.45        0.098         45.72 to 43.41
                             2008     189    11.35 to 10.70       2,055    2.05 to 0.45         6.50       (21.41) to (22.66)
                             2007     152    14.44 to 13.84       2,124    2.05 to 0.45        10.08          2.22 to 0.59
                             2006     183    14.12 to 13.75       2,539    2.05 to 0.45         3.30          8.97 to 7.25
Utilities Series I           2010   1,163    21.72 to 21.69      22,951    1.90 to 0.45         2.23         13.41 to 11.78
                             2009   1,410    19.40 to 19.15      24,792    1.90 to 0.45         4.66         33.17 to 31.25
                             2008   1,675    14.78 to 14.38      22,339    1.90 to 0.45         2.42       (38.92) to (39.81)
                             2007   2,640    24.56 to 23.54      58,247    1.90 to 0.45         1.91         26.83 to 24.99
                             2006   3,127    19.86 to 17.19      54,992    1.90 to 0.45         2.27         30.42 to 28.55
Utilities Series II          2010     908    32.99 to 30.27      26,637    2.05 to 0.45         2.11         13.11 to 11.32
                             2009   1,087    29.17 to 27.19      28,487    2.05 to 0.45         4.54         32.87 to 30.76
                             2008   1,290    21.95 to 20.79      25,714    2.05 to 0.45         2.18       (39.01) to (39.98)
                             2007   1,984    35.99 to 34.64      65,472    2.05 to 0.45         1.64         26.53 to 24.51
                             2006   2,219    28.45 to 24.79      58,597    2.05 to 0.45         2.10         30.18 to 28.12
Value Opportunities          2010     143    64.78 to 16.88       4,893    1.90 to 1.40         0.36         26.71 to 26.08
                             2009     167    51.13 to 13.39       4,610    1.90 to 1.40         0.49         26.46 to 25.83
                             2008     225    40.43 to 10.64       4,838    1.90 to 1.40         0.49       (41.03) to (41.33)
                             2007     299    68.56 to 18.13      11,280    1.90 to 1.40         0.12        (2.42) to (2.91)
                             2006     362    70.26 to 18.68      14,990    1.90 to 1.40         0.11         11.11 to 10.56
Value  Series I              2010   5,104    24.50 to 18.68     104,428    1.90 to 0.45         0.98         21.67 to 19.92
                             2009   5,781    20.14 to 15.58      99,043    1.90 to 0.45         1.36         40.55 to 38.52
                             2008   4,528    14.33 to 11.25      67,974    1.90 to 0.45         1.00       (41.14) to (41.99)
                             2007   5,824    24.34 to 19.39     154,363    1.90 to 0.45         1.33          7.73 to 6.17
                             2006   7,252    27.46 to 13.65     180,671    1.90 to 0.45         0.38          20.50 to 9.20
Value Series II              2010   1,628    24.20 to 21.88      31,318    2.05 to 0.45         0.77         21.41 to 19.49
                             2009   1,798    20.25 to 18.02      28,922    2.05 to 0.45         1.12         40.16 to 37.94
                             2008   2,060    14.68 to 12.86      24,021    2.05 to 0.45         0.79       (41.22) to (42.16)
                             2007   2,511    25.39 to 21.87      50,705    2.05 to 0.45         1.00          7.52 to 5.80
                             2006   2,811    24.08 to 13.63      54,277    2.05 to 0.45         0.20          20.26 to 9.04

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

8. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE                      OLD NAME                                 NEW NAME
--------------       -------------------------------------   ----------------------------------------
October 1, 1997      NASL Variable Account                   The Manufacturers Life Insurance Company
                                                             of North America Separate Account A
October 1, 1997      North American Security Life            The Manufacturers Life Insurance Company
                     Insurance Company                       of North America
November 1, 1997     NAWL Holding Co., Inc.                  Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.             Manulife Wood Logan, Inc
January 1, 2005      The Manufacturers Life Insurance        John Hancock Life Insurance Company
                     Company (U.S.A.) Separate Account A     (U.S.A.) Separate Account A
January 1, 2005      The Manufacturers Life Insurance        John Hancock Life Insurance Company
                     Company (U.S.A.)                        (U.S.A.)
January 1, 2005      Manulife Financial Securities LLC       John Hancock Distributors LLC
January 1, 2005      Manufacturers Securities Services LLC   John Hancock Investment Management
                                                             Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                   * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]


     (b)  Exhibits

          (1) (i) Form of Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit
                    (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the "Pre-effective Amendment").

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.

          (3) (i) Underwriting Agreement dated August 10, 1995-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

               (ii) Distribution and Servicing Agreement dated February 17,
                    2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

               (iii) General Agent and Broker Dealer Selling Agreement,
                    incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

          (4) (i) Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating - Previously filed as Exhibit (b)(4) (i) to the initial registration statement on Form N-4 (file no. 333-59168) filed April 18, 2001.

               (ii) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

              (iii) Form of Specimen Income Plus for Life - Joint Life Rider,
                    incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (iv) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (v) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to
                    Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (vi) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

              (vii) Form of Specimen Annual Step Death Benefit Rider,
                    incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

             (viii) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR001NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (ix) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR001Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (x) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (xi) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR002Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

          (5) (i) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

               (ii) Form of Specimen Application for Flexible Purchase Payment
                    Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

              (iii) Form of Specimen Flexible Payment Deferred Variable Annuity
                    Application for Venture III (APPVENIII0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-70850, filed on June 13, 2008.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) Certificate of Amendment of Certificate of Incorporation of
                    the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

              (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                    (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1,
                    2007.


               (vi) Amended and Restated By-Laws of John Hancock Life Insurance
                    Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.



              (vii) Amended and Restated Articles of Redomestication and
                    Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.


          (7) (i) Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life &
                    Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

              (iii) Amended and Restated Reinsurance Agreement between John
                    Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

               (iv) Form of Coinsurance Agreement with Peoples Security Life
                    Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the "Post-Effective Amendment No. 1").

                    ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                    iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21)
                    with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7)
                    (vi) to Post Effective Amendment No. 1.

              (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41)
                    with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

             (viii) Automatic Reinsurance Agreement No. 2001-47 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

               (ix) Automatic Reinsurance Agreement No. 2001-48 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (i)  (A)  CSC Customer Agreement dated June 30, 2004,
                         incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

                    (B) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

               (ii) (A) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to
                         Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

               (iii)(A) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                    (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

                    (E) Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit
                         (26)(H)(1) to Pre-

                         Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

                    (F) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to
               Exhibit 24(b)(9) to the Pre-Effective Amendment.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.


          (15)(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen. - incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 21 to this Registration Statement, File No. 333-70850, filed on May 3, 2010.



               (ii) Power of Attorney for Steven Finch, Incorporated by
                    reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333-70850, filed August 2, 2010.



              (iii) Power of Attorney for Paul M. Connolly. [FILED HEREWITH]


Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                            EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS                      POSITION WITH DEPOSITOR
-----------------------------------   ------------------------------------------------------------
James R. Boyle***                     Chairman and President
Jonathan Chiel*                       Executive Vice President and General Counsel
Thomas Borshoff*                      Director
Paul M. Connolly*                     Director
Steven Finch***                       Director and Executive Vice President
Ruth Ann Fleming*                     Director
James D. Gallagher*                   Director and Executive Vice President
Scott S. Hartz***                     Director, Executive Vice President, and Chief Investment
                                      Officer - U.S. Investments
Rex E. Schlaybaugh, Jr.*              Director
John G. Vrysen*                       Director and Senior Vice President
Marc Costantini*                      Executive Vice President
Paul Levitt**                         Executive Vice President and Treasurer
Katherine MacMillan**                 Executive Vice President
Stephen R. McArthur**                 Executive Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS                      POSITION WITH DEPOSITOR
-----------------------------------   ------------------------------------------------------------
Hugh McHaffie*                        Executive Vice President
Bob Diefenbacher+                     Senior Vice President
Peter Gordon***                       Senior Vice President
Allan Hackney*                        Senior Vice President and Chief Information Officer
Gregory Mack*                         Senior Vice President
Ronald J. McHugh*                     Senior Vice President
Lynne Patterson*                      Senior Vice President and Chief Financial Officer
Craig R. Raymond*                     Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*                       Senior Vice President
Alan R. Seghezzi***                   Senior Vice President
Bruce R. Speca*                       Senior Vice President
Tony Teta***                          Senior Vice President
Brooks Tingle***                      Senior Vice President
Emanuel Alves*                        Vice President, Counsel, and Corporate Secretary
John C.S. Anderson***                 Vice President
Roy V. Anderson*                      Vice President
Arnold Bergman*                       Vice President
Stephen J. Blewitt***                 Vice President
Robert Boyda*                         Vice President
John E. Brabazon***                   Vice President and Chief Financial Officer, Investments
George H. Braun***                    Vice President
Thomas Bruns*                         Vice President
Tyler Carr*                           Vice President
Robert T. Cassato*                    Vice President
Kevin J. Cloherty*                    Vice President
Brian Collins+                        Vice President
Art Creel*                            Vice President
George Cushnie**                      Vice President
John J. Danello*                      Vice President
Willma  Davis***                      Vice President
Anthony J. Della Piana***             Vice President
Brent Dennis***                       Vice President
Robert Donahue++                      Vice President
Edward Eng**                          Vice President
Carol Nicholson  Fulp*                Vice President
Paul Gallagher+++                     Vice President
Wayne A. Gates++                      Vice President
Ann Gencarella***                     Vice President
Richard Harris**                      Vice President and Appointed Actuary
John Hatch*                           Vice President
Kevin Hill***                         Vice President
E. Kendall Hines***                   Vice President
Eugene Xavier Hodge, Jr.***           Vice President
James C. Hoodlet***                   Vice President
Roy Kapoor**                          Vice President
Mitchell Karman***                    Vice President, Chief Compliance Officer, and Counsel
Frank Knox*                           Vice President, Chief Compliance Officer - Retail
                                      Funds/Separate Accounts
Jonathan Kutrubes*                    Vice President
Cynthia Lacasse***                    Vice President
Denise Lang***                        Vice President
Robert Leach*                         Vice President
David Longfritz*                      Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS                      POSITION WITH DEPOSITOR
-----------------------------------   ------------------------------------------------------------
Nathaniel I. Margolis***              Vice President
John Maynard+                         Vice President
Steven McCormick**                    Vice President
Janis K. McDonough***                 Vice President
Scott A. McFetridge***                Vice President
William McPadden***                   Vice President
Maureen Milet***                      Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau+                     Vice President
Steven Moore**                        Vice President
Curtis Morrison***                    Vice President
Tom Mullen*                           Vice President
Scott Navin***                        Vice President
Nina Nicolosi*                        Vice President
Frank O'Neill*                        Vice President
Jacques Ouimet+                       Vice President
Gary M. Pelletier***                  Vice President
Steven Pinover*                       Vice President
Krishna Ramdial**                     Vice President, Treasury
S. Mark Ray***                        Vice President
Jill Rebman**                         Vice President
Mark Rizza*                           Vice President
Ian R. Roke*                          Vice President
Andrew Ross**                         Vice President
Thomas Samoluk*                       Vice President
Jonnie Smith****                      Vice President
Yiji S. Starr*                        Vice President
Gaurav Upadhya**                      Vice President
Simonetta Vendittelli++               Vice President
Peter de Vries**                      Vice President
Karen Walsh*                          Vice President
Linda A. Watters*                     Vice President
Joseph P. Welch+                      Vice President
Jeffrey Whitehead*                    Vice President and Controller
Henry Wong***                         Vice President
Randy Zipse***                        Vice President



*    Principal business office is 6 01 Congress Street, Boston, MA 02210



**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***  Principal business office is 197 Clarendon Street, Boston, MA 02117



+    Principal business office is 200 Berkeley Street, Boston, MA 02116



++   Principal business office is 380 Stuart Street, Boston, MA 02116



+++  Principal business office is 200 Clarendon Street, Boston, MA 02116

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2010 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2010

                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       | John Hancock|
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       | Company Ltd.|
                                                      |     (Canada)     |                                       |  (Bermuda)  |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |_________________________________________________________________
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  |   Manulife |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  |    Asset   |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|___|Management |  |__| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |   (North   |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   America) |  |    |    Company   |94.7%|__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |   Limited  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |  (Canada)  |  |    |  (Thailand)  |     |                              .                                 |
|                  |  |____________|  |    |______________|     |                              ......................            |
|                  |                  |           |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 58.72%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|___|  Bank of |   |  |    Fund    |  |    |     Asset    |     |__|  P&C Limited  |     |    Life    |    ____|   Holdings  |   |
|   |  Canada  |   |__| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  | Limited(2) |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  |   Manulife |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|___|  Canada  |   |  |    Asset   |  |____|   (Vietnam)  |     |__|      Life     |     | Investment |   |____|   Insurance |   |
|   |   Ltd.   |   |__| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |  Limited(3)|   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |____|  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                           |  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |     Asset    |     |  | International |                           |  (Malaysia)  |  |
|___| American  |  |__|  Services  |  |    |  Management  |     |__|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |   (Vietnam)  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |     Ltd.     |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |_____________________                                 |
|                  |        |         |                                   |                     |                                |
|    ___________   |   _____|______   |     _____________           ______|________       ______|______                          |
|   |           |  |  |            |  |    |              |        |               |     |             |                         |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |   Manulife  |                         |
|___| Financial |  |  | Investments|  |____|  (Singapore) |        |(International)|     |     Asset   |                         |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     |  Management |                         |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |International|                         |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Holdings  |                         |
|         |        |  |____________|  |                                   |              |    Limited  |                         |
|         |        |                  |                                   |              |  (Barbados) |                         |
|         |        |                  |                                   | 51%          |_____________|                         |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|_______                          |
|   |           |  |  |            |  |    |              |        |               |     |             |                         |
|   |  Manulife |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |   Manulife  |                         |
|   |   Asset   |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |     Asset   |                         |
|   | Management|  |__| Investment |  |    |  Management  |        |     Life      |     |  Management |                         |
|   |  Limited  |  |  |  Services  |  |____|  (Singapore) |        | Insurance Co. |     |  (Hong Kong)|                         |
|   | (Ontario) |  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |    Limited  |                         |
|   |___________|  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     |  (Hong Kong)|                         |
|                  |  |____________|  |    |  (Singapore) |                              |_____________|                         |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |__| Securities |  |    | Manufacturers|                              |    Asset    |                         |
|___| (Bermuda) |     |Incorporated|  |____|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |____| Jiwa Manulife |                                                                     |
                                        95%|  Indonesia (1)|                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        _________________________________________________________________________________________|
                                       |
                                       |
                                _______|______
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |____________________________________________________________________________
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      |Insurance Agency,|
                          _____|   Insurance  |_______________________                  |  Limited  |      |       Inc.      |
                         |     |    Company   |                       |                 | (Bermuda) |      |    (Delaware)   |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                       |
                         |     |______________|                       |                       |
                         |                                            |                  _____|_____
                         |                                            |                 |           |
                         |      _______________               ________|_______          |  Manulife |
                         |     |               |             |                |         |Reinsurance|
                         |     | John Hancock  |             |  John Hancock  |         | (Bermuda) |
                         |     | Life & Health |       ______|Subsidiaries LLC|         |  Limited  |
                         |_____|   Insurance   |      |      |   (Delaware)   |         | (Bermuda) |
                         |     |    Company    |      |      |________________|         |___________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |_____| Distributors |       |______|    Financial   |
                         |     |      LLC     |       |      |  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |______| Resource Group,|
                         |_____|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                         |_____|  Investment  |       |______|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\              |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .               |______|    Financial   |
                                      .                      |    Group, LLC  |
                                      .......................|   (Delaware)   |
                                               5%            |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |  Advisers, LLC |
                                                             |   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds, LLC  |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) MFC Global Fund Management (Europe) Limited changed its name to Manulife Asset Management (Europe) Holdings Limited effective January 6, 2011.

(3) MFC Global Investment Management (Japan) Limited changed its name to Manulife Asset Management (Japan) Limited effective January 11, 2011.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of March 31, 2011, there were 109,523 qualified contracts and 72,261 non-qualified contracts for Venture III Variable Annuity and 2,080 qualified and 1,556 non-qualifed for wealthmark ML3 Variable Annuity of the series offered.


Item 28. Indemnification.


     Article XIV of the Restated Articles of Redomestication of the Company provides as follows:


     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.


     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.


     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X      Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T      Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4.

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 2nd day of May, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ James R. Boyle
    ---------------------------------
    James R. Boyle
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ James R. Boyle
    ---------------------------------
    James R. Boyle
    Chairman and President

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 2nd day of May, 2011.

Signature                                              Title
---------                        -------------------------------------------------


/s/ James R. Boyle               Chairman and President
------------------------------   (Principal Executive Officer)
James R. Boyle


/s/ Lynne Patterson              Senior Vice President and Chief Financial Officer
------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead         Vice President and Controller
------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


           *                     Director
------------------------------
Thomas Borshoff


           *                     Director
------------------------------
Paul M. Connolly


           *                     Director
------------------------------
Steven Finch


           *                     Director
------------------------------
Ruth Ann Fleming


           *                     Director
------------------------------
James D. Gallagher


           *                     Director
------------------------------
Scott S. Hartz


           *                     Director
------------------------------
Rex Schlaybaugh, Jr.


           *                     Director
------------------------------
John G. Vrysen


*/s/ Thomas J. Loftus            Senior Counsel - Annuities
------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


  ITEM NO.                           Description
------------    --------------------------------------------------------
24(b)(10)       Consent of Independent Registered Public Accounting Firm

24(b)(15)(iii)  Power of Attorney for Paul M. Connolly